As filed with the Securities and Exchange Commission on June 27, 2008

Securities Act File No. 333-103022

Investment Company Act File No. 0811-21295

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 75	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 76 (Check appropriate box or boxes)	☒

JPMORGAN TRUST I

(Exact Name of Registrant Specified in Charter)

245 Park Avenue

New York, New York, 10167

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 480-4111

John T. Fitzgerald, Esq.

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

With copies to:
Jessica K. Ditullio, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, Ohio 43240	Alan G. Priest, Esq. Ropes & Gray LLP One Metro Center 700 12th Street, N.W., Suite 900 Washington, D.C. 20005-3948

__________

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)	☒	on July 1, 2008, pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1)	☐	on __________, pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS JULY 1, 200 8

JPMorgan

Municipal Bond

Funds

Class A, Class B & Class C Shares

JPMorgan Short Term Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan California Tax Free Bond Fund (Class A & C)
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Fund	8
JPMorgan Arizona Municipal Bond Fund	15
JPMorgan Kentucky Municipal Bond Fund	22
JPMorgan Louisiana Municipal Bond Fund	29
JPMorgan Michigan Municipal Bond Fund	36
JPMorgan Ohio Municipal Bond Fund	43
JPMorgan West Virginia Municipal Bond Fund	50
JPMorgan Tax Free Bond Fund	57
JPMorgan California Tax Free Bond Fund	6 4
JPMorgan Intermediate Tax Free Bond Fund	7 1
JPMorgan New York Tax Free Bond Fund	7 8
The Funds’ Management and Administration	8 5
How to Do Business with the Funds	8 8
Purchasing Fund Shares	8 8
Sales Charges	9 3
Rule 12b-1 Fees	9 8
Networking and Sub-Transfer Agency Fees	9 8
Exchanging Fund Shares	9 9
Redeeming Fund Shares	100
Shareholder Information	10 3
Distributions and Taxes	10 3
Shareholder Statements and Reports	10 5
Availability of Proxy Voting Record	10 6
Portfolio Holdings Disclosure	10 6
Investment Practices	10 7
Risk and Reward Elements for the Funds	11 3
Financial Highlights	11 8
Legal Proceedings and Additional Fee and Expense Information	136
How t o Reach Us	Inside back cover

JPMorgan Short Term Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The Fund also invests in mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund’s average weighted maturity normally will be three years or less. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2008   1

JPMorgan Short Term Municipal Bond Fund (continued)

Investment Process

JPMorgan Investment Advisors Inc. (JPMIA or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher

2   JPMORGAN MUNICIPAL BOND FUNDS

in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful , resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty .

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

JULY 1, 2008   3

JPMorgan Short Term Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and the life of the Fund. It compares that performance to the Lehman Brothers Short Municipal Bond Index, a broad-based securities market index, and the Lipper Short Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after six years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2002	2.32%	Worst Quarter	2nd quarter, 2004	–1.56%

*	Performance data include performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 1.11%.

4   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund
CLASS A
Return Before Taxes	1.37	1.83	3.03
Return After Taxes on Distributions	1.36	1.80	3.01
Return After Taxes on Distributions and Sale of Fund Shares	1.90	1.90	3.01

CLASS B — RETURN BEFORE TAXES [1]	0.18	1.81	2.95

CLASS C — RETURN BEFORE TAXES	3.19	1.81	2.76

LEHMAN BROTHERS SHORT MUNICIPAL BOND INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.00

LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	3.04	2.29	3.16

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance data include the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to its inception on November 1, 2001 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Life of Fund” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses, as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.

3	The Lipper Short Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Short Term Municipal Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	2.25		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	3.00	NONE

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.25	0.25	0.25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.19	0.19	0.19
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses[3,4]	0.95	1.45	1.45
Fee Waivers and Expense Reimbursements[4]	(0.14)	(0.14)	(0.14)

Net Expenses[4]	0.81	1.31	1.31

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3.	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 0.80% of the average daily net assets of the Class A Shares, 1.30% of the average daily net assets of the Class B Shares, and 1.30% of the average daily net assets of the Class C Shares through 6/30/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.94%, 1.44% and 1.44% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 0.80%, 1.30%, and 1.30%, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

6   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	306	507	725	1,353

CLASS B SHARES** ($)	433	645	779	1,463	***

CLASS C SHARES** ($)	133	445	779	1,723

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	306	507	725	1,353

CLASS B SHARES ($)	133	445	779	1,463	***

CLASS C SHARES ($)	133	445	779	1,723

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2008   7

JPMorgan Municipal Income Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including mortgage-backed and asset-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal.

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed securities and asset-backed securities, as well as auction rate securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets: (i) in securities within a single industry; or (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

The Fund’s average weighted maturity will range from three to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

8   JPMORGAN MUNICIPAL BOND FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead

JULY 1, 2008   9

JPMorgan Municipal Income Fund (continued)

to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

10   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	3.42%	Worst Quarter	2nd quarter, 2004	–2.37%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.22%.

JULY 1, 2008   11

JPMorgan Municipal Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.68)	2.37	3.46
Return After Taxes on Distributions	(0.68)	2.36	3.45
Return After Taxes on Distributions and Sale of Fund Shares	0.72	2.54	3.54

CLASS B — RETURN BEFORE TAXES [1]	(2.36)	2.17	3.32

CLASS C — RETURN BEFORE TAXES	1.57	2.50	3.20

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

12   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A		Class B		Class C
Management Fees		0.30		0.30		0.30
Distribution (Rule 12b-1) Fees		0.25		0.75		0.75
Shareholder Service Fees		0.25		0.25		0.25
Other Expenses[1]
Imputed interest expense on floating rate notes[2]	0.03		0.03		0.03
Remainder of Other Expenses	0.14		0.14		0.14

Total Other Expenses		0.17		0.17		0.17
Acquired Fund Fees and Expenses[3]		0.02		0.02		0.02

Total Annual Operating Expenses[4,5]		0.99		1.49		1.49
Fee Waivers and Expense Reimbursements[5]		(0.07)		NONE		NONE

Net Expenses[5]		0.9 2		1. 49		1. 49

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Imputed interest expense on floating rate notes” includes expenses related to the Fund’s liability with respect to floating rate notes issued by trusts whose inverse floater certificates are held by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions. Therefore, the Fund’s net asset values per share and total returns have not been affected by these additional expenses.

3	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

4	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest (which includes imputed interest), taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.87% of the average daily net assets of the Class A Shares, 1.52% of the average daily net assets of the Class B Shares, and 1.52% of the average daily net assets of the Class C Shares through 6/30/0 9 . Without the Expenses on Imputed Interest and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.9 4%, 1.4 4 % and 1.4 4 % for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 0.87%, 1.4 4 % and 1.4 4 % for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   13

JPMorgan Municipal Income Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	465	672	895	1,536

CLASS B SHARES** ($)	652	771	1,013	1,644	***

CLASS C SHARES** ($)	252	471	813	1,779

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	465	672	895	1,536

CLASS B SHARES ($)	152	471	813	1,644	***

CLASS C SHARES ($)	152	471	813	1,779

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

14   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Arizona Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal income tax and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance , issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation

JULY 1, 2008   15

JPMorgan Arizona Municipal Bond Fund (continued)

of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors affecting Arizona , including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives , may have a disproportionately negative e ffect on the Fund’s investments. For example, although Arizona’s population growth continues to outpace the national average, this growth is expensive and Arizona’s economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona’s continued growth depends, to some extent, on its ability to manage its water resources.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities

16   JPMORGAN MUNICIPAL BOND FUNDS

may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

JULY 1, 2008   17

JPMorgan Arizona Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.61%	Worst Quarter	2nd quarter, 2004	–2.35%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.45%.

18   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.04	2.11	3.50
Return After Taxes on Distributions	(0.01)	2.06	3.43
Return After Taxes on Distributions and Sale of Fund Shares	1.29	2.32	3.55

CLASS B — RETURN BEFORE TAXES *	(1.80)	1.84	3.28

CLASS C — RETURN BEFORE TAXES [1]	2.26	2.21	3.14

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

1	Historical performance shown for Class C Shares prior to its inception on February 19, 2005 is based on the performance of Class B Shares. The actual returns of Class C Shares would have been different than shown because Class C Shares have different expenses than Class B Shares.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   19

JPMorgan Arizona Municipal Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.22	0.22	0.22
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses[3,4]	1.03	1.53	1.53
Fee Waivers and Expense Reimbursements[4]	(0.14)	NONE	NONE

Net Expenses[4]	0.89	1.53	1.53

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3.	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 0.88% of the average daily net assets of the Class A Shares, 1.53% of the average daily net assets of the Class B Shares, and 1.53% of the average daily net assets of the Class C Shares through 6/30/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.02%, 1.52% and 1.52% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 0.88%, 1.52%, and 1.52%, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

20   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	462	677	909	1,575

CLASS B SHARES** ($)	656	783	1,034	1,689	***

CLASS C SHARES** ($)	256	483	834	1,824

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	462	677	909	1,575

CLASS B SHARES ($)	156	483	834	1,689	***

CLASS C SHARES ($)	156	483	834	1,824

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2008   21

JPMorgan Kentucky Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal income tax and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, bond anticipation notes, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may also invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities

22   JPMORGAN MUNICIPAL BOND FUNDS

that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky’s constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky are not so restricted but are subject to various other limitations. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky’s constitution.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable

JULY 1, 2008   23

JPMorgan Kentucky Municipal Bond Fund (continued)

securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

24   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.13%	Worst Quarter	2nd quarter, 2004	–2.04%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.24%.

JULY 1, 2008   25

JPMorgan Kentucky Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(0.17)	2.12	3.49
Return After Taxes on Distributions	(0.17)	2.11	3.48
Return After Taxes on Distributions and Sale of Fund Shares	1.22	2.35	3.57

CLASS B — RETURN BEFORE TAXES [1]	(1.97)	1.89	3.36

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3 , ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of the date of this prospectus, Class C Shares have not commenced operations and therefore have no reportable performance.

1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 Years” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

26   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C3
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.28	0.28	0.28

Total Annual Operating Expenses	1.08	1.58	1.58
Fee Waivers and Expense Reimbursements[2]	(0.20)	(0.05)	(0.05)

Net Expenses[2]	0.88	1.53	1.53

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.88%, 1.53% and 1.53% of their respective average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this prospectus, Class C shares have not commenced operations and are not open for investment.

JULY 1, 2008   27

JPMorgan Kentucky Municipal Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	686	930	1,625

CLASS B SHARES** ($)	656	794	1.056	1,740	***

CLASS C SHARES** ($)	256	494	856	1,874

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	686	930	1,625

CLASS B SHARES ($)	156	494	856	1,740	***

CLASS C SHARES ($)	156	494	856	1,874

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

28   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Louisiana Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund must invest in one of the two highest investment grade categories , except the Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody’s or SP-2 by S&P. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund also may invest in zero-coupon, payment-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2008   29

JPMorgan Louisiana Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors affecting Louisiana may have a disproportionately negative impact on the Fund’s investments. In addition to typical factors impacting the Louisiana economy such as overall economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives, Hurricane Katrina and Hurricane Rita have had a significant impact upon the Louisiana state economy and more directly on that of the economy of New Orleans and its surrounding areas. Louisiana’s economy is heavily dependent on a single industry — the energy industry (oil and gas). However, prior to the hurricanes, Louisiana had made significant efforts to diversify its economy with the tourism industry as a whole having become the second largest private employer in the State. It is likely that the Louisiana economy and these industries in particular will suffer financial or operational difficulties resulting from the effects of the hurricanes, and these anticipated difficulties could adversely affect the ability of Louisiana municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could adversely affect the market value and marketability of all Louisiana municipal securities and have a negative impact on the Fund’s performance.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category and short-term tax-exempt municipal securities rated in lower categories. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their

30   JPMORGAN MUNICIPAL BOND FUNDS

alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

JULY 1, 2008   31

JPMorgan Louisiana Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.22%	Worst Quarter	2nd quarter, 2004	–2.11%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.14%.

32   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.36)	2.0 4	3.46
Return After Taxes on Distributions	(0.36)	2.03	3.45
Return After Taxes on Distributions and Sale of Fund Shares	1.12	2.28	3.54

CLASS B — RETURN BEFORE TAXES [1]	(2.08)	1.81	3.31

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of the date of this prospectus, Class C Shares have not commenced operations and therefore have no reportable performance.

1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   33

JPMorgan Louisiana Municipal Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C2
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account may be applicable.

2	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from fund assets)

	Class A	Class B	Class C3
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.30	0.30	0.30

Total Annual Operating Expenses	1.10	1.60	1.60
Fee Waivers and Expense Reimbursements[2]	(0.22)	(0.07)	(0.07)

Net Expenses[2]	0.88	1.53	1.53

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares, Class B Shares and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.88%, 1.53% and 1.53% of their respective average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

34   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	691	938	1,646

CLASS B SHARES** ($)	656	798	1,064	1,760	***

CLASS C SHARES** ($)	256	498	864	1,894

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	691	938	1,646

CLASS B SHARES ($)	156	498	864	1,760	***

CLASS C SHARES ($)	156	498	864	1,894

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2008   35

JPMorgan Michigan Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance , issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects

36   JPMORGAN MUNICIPAL BOND FUNDS

individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors affecting Michigan , including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan business taxes. S t ate and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When

JULY 1, 2008   37

JPMorgan Michigan Municipal Bond Fund (continued)

mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

38   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.66%	Worst Quarter	4th quarter, 2004	–2.23%

*	The performance data include the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.33%.

JULY 1, 2008   39

JPMorgan Michigan Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.36)	2.13	3.56
Return After Taxes on Distributions	(0.38)	2.10	3.53
Return After Taxes on Distributions and Sale of Fund Shares	1.01	2.35	3.61

CLASS B — RETURN BEFORE TAXES [1]	(2.17)	1.88	3.43

CLASS C — RETURN BEFORE TAXES	1.84	2.27	3.31

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Historical performance shown for Class C prior to its inception on February 19, 2005 is based on the performance of Class B Shares. The actual returns of Class C Shares would have been different than shown because Class C Shares have different expenses than Class B Shares.

1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

40   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.19	0.19	0.19

Total Annual Operating Expenses	0.99	1.49	1.49
Fee Waivers and Expense Reimbursements[2]	(0.11)	NONE	NONE

Net Expenses[2]	0.88	1.4 9	1.4 9

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.88%, 1.53% and 1.53%, respectively, of their average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   41

JPMorgan Michigan Municipal Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	668	891	1,533

CLASS B SHARES** ($)	652	771	1,013	1,644	***

CLASS C SHARES** ($)	252	471	813	1,779

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	668	891	1,533

CLASS B SHARES ($)	152	471	813	1,644	***

CLASS C SHARES ($)	152	471	813	1,779

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

42   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Ohio Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2008   43

JPMorgan Ohio Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors affecting Ohio , including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of Ohio issuers to make timely payments of interest and principal.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected

44   JPMORGAN MUNICIPAL BOND FUNDS

capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

JULY 1, 2008   45

JPMorgan Ohio Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.06%	Worst Quarter	4th quarter, 2004	–2.00%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.46%.

46   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.28)	2.19	3.52
Return After Taxes on Distributions	(0.30)	2.17	3.51
Return After Taxes on Distributions and Sale of Fund Shares	1.09	2.38	3.59

CLASS B — RETURN BEFORE TAXES *	(2.01)	1.95	3.39

CLASS C — RETURN BEFORE TAXES [1]	2.03	2.33	3.26

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

1	Historical performance shown for Class C prior to its inception on February 19, 2005 is based on the performance of Class B Shares. The actual returns of Class C Shares would have been different than shown because Class C Shares have different expenses than Class B Shares.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   47

JPMorgan Ohio Municipal Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.20	0.20	0.20

Total Annual Operating Expenses	1.00	1.50	1.50
Fee Waivers and Expense Reimbursements[2]	(0.12)	NONE	NONE

Net Expenses[2]	0.88	1.50	1.50

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.88%, 1.53% and 1.53%, respectively, of their average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

48   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	670	896	1,543

CLASS B SHARES** ($)	653	774	1,018	1,656	***

CLASS C SHARES** ($)	253	474	818	1,791

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	670	896	1,543

CLASS B SHARES ($)	153	474	818	1,656	***

CLASS C SHARES ($)	153	474	818	1,791

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2008   49

JPMorgan West Virginia Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance , issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 107 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

50   JPMORGAN MUNICIPAL BOND FUNDS

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors affecting West Virginia , including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund’s investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry.

Municipal Obligations Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax. The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities

JULY 1, 2008   51

JPMorgan West Virginia Municipal Bond Fund (continued)

may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Zero Coupon Bond Risk.  The market value of a zero coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year to maintain its status as a registered investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

52   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.18%	Worst Quarter	4th quarter, 2004	–2.18%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.49%.

JULY 1, 2008   53

JPMorgan West Virginia Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.16)	2.14	3.52
Return After Taxes on Distributions	(0.16)	2.13	3.51
Return After Taxes on Distributions and Sale of Fund Shares	1.21	2.36	3.60

CLASS B — RETURN BEFORE TAXES [1]	(1.96)	1.89	3.41

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3 , ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of the date of this prospectus, Class C Shares have not commenced operations and therefore have no reportable performance.

1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

54   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C2
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

2	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C3
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.26	0.26	0.26

Total Annual Operating Expenses	1.06	1.56	1.56
Fee Waivers and Expense Reimbursements[2]	(0.18)	(0.03)	(0.03)

Net Expenses[2]	0.88	1.53	1.53

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.88%, 1.53% and 1.53%, respectively, of their average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

JULY 1, 2008   55

JPMorgan West Virginia Municipal Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	682	921	1,605

CLASS B SHARES** ($)	656	790	1,047	1,720	***

CLASS C SHARES** ($)	256	490	847	1,854

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	682	921	1,605

CLASS B SHARES ($)	156	490	847	1,720	***

CLASS C SHARES ($)	156	490	847	1,854

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

56   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund may invest in securities without regard to maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may invest in mortgage-backed and asset-backed securities.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   57

JPMorgan Tax Free Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest up to 20% of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

58   JPMORGAN MUNICIPAL BOND FUNDS

Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

JULY 1, 2008   59

JPMorgan Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Municipal Bond Index, a broad-based securities market index and the Lipper General Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	5.15%	Worst Quarter	2nd quarter, 1999	–2.27%

*	Performance data include performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.42%.

60   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.93)	2.67	4.01
Return After Taxes on Distributions	(0.96)	2.57	3.95
Return After Taxes on Distributions and Sale of Fund Shares	0.82	2.84	4.03

CLASS B — RETURN BEFORE TAXES [1]	(2.90)	2.39	3.84

LEHMAN BROTHERS MUNICIPAL BOND INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.36	4.30	5.18

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	1.38	3.92	4.44

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund.

1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.

3	The Lipper General Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   61

JPMorgan Tax Free Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.15	0.15	0.15

Total Annual Operating Expenses	0.95	1.45	1.45
Fee Waivers and Expense Reimbursements[2]	(0.20)	(0.01)	(0.01)

Net Expenses[2]	0.75	1.44	1.44

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%,1.44% and 1.44% respectively, of their average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

62   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,480

CLASS B SHARES** ($)	647	758	991	1,599	***

CLASS C SHARES** ($)	247	458	791	1,734

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,480

CLASS B SHARES ($)	147	458	791	1,599	***

CLASS C SHARES ($)	147	458	791	1,734

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, performance in the “10 Years” column represents a combination of Class A and Class B operating expenses.

JULY 1, 2008   63

JPMorgan California Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund’s objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California taxes. For non-California residents, the income from California municipal securities may also be subject to state and local taxes in their jurisdiction of residence.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund’s securities may be of any maturity, but under normal circumstances the Fund’s duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index (also known as the Lehman 1–17 Year California Municipal Bond Index). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 3 1, 2008, the Lehman Brother California Competitive Intermediate Bond (1–17 Year) Index was 4.39 years, although the duration will likely vary in the future.

At least 90% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

64   JPMORGAN MUNICIPAL BOND FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Recently, economic growth in California has slowed largely because of the downturn in the housing sector and high energy costs and may continue to decelerate in calendar year 2008.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for

JULY 1, 2008   65

JPMorgan California Tax Free Bond Fund (continued)

the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

66   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, a broad-based securities market index and the Lipper California Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.45%	Worst Quarter	2nd quarter, 2004	–2.03%

*	Class A Shares were launched on 9/10/01. The performance in the bar chart prior to 1/1/02 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.08%.

JULY 1, 2008   67

JPMorgan California Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(0.30)	2.25	3.79
Return After Taxes on Distributions	(0.31)	2.04	3.65
Return After Taxes on Distributions and Sale of Fund Shares	1.05	2.33	3.71

CLASS C SHARES — RETURN BEFORE TAXES	2.02	2.68	4.01

LEHMAN BROTHERS CALIFORNIA COMPETITIVE INTERMEDIATE BOND (1–17 YEAR) INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.39	3.93	4.88

LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	2.95	2.94	4.09

The after-tax returns are shown only for the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance in the table for the period before the Class A Shares were launched on September 10, 2001 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. The performance for the Class C Shares for the period before February 19, 2005 is based on the performance of Class A Shares of the Fund. During these periods, the actual returns of Class C Shares would have been lower than shown because Class C Shares have a higher expense ratio than Class A Shares.

1	The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is used as a representation of California municipal securities with maturities from 1–17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class C Shares.

2	The Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

68   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A and Class C Shares

The expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A	Class C
Management Fees	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.22	0.22

Total Annual Operating Expenses	1.02	1.52
Fee Waivers and Expense Reimbursements[2]	(0.42)	(0.42)

Net Expenses[2]	0.60	1.10

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% and 1.10%, respectively, of their average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   69

JPMorgan California Tax Free Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	434	647	878	1,539

CLASS C SHARES** ($)	212	439	789	1,777

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	434	647	878	1,539

CLASS C SHARES ($)	112	439	789	1,777

*	Assumes sales charge is deducted when shares are purchased.

**Assumes applicable deferred sales charge is deducted when shares are sold.

70   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Intermediate Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 107 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is

JULY 1, 2008   71

JPMorgan Intermediate Tax Free Bond Fund (continued)

subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under

72   JPMORGAN MUNICIPAL BOND FUNDS

“Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 107 – 117 .

JULY 1, 2008   73

JPMorgan Intermediate Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.13%	Worst Quarter	2nd quarter, 2004	–2.22%

*	Class A Shares were launched on 12/31/03. The performance in the bar chart prior to 1/1/04 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods the actual returns of Class A Shares would have been lower than those shown because Class A Shares hive higher expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.58%.

74   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.17)	2.46	4.0 4
Return After Taxes on Distributions	(0.17)	2.40	3.94
Return After Taxes on Distributions and Sale of Fund Shares	1.11	2.60	3.99

CLASS B — RETURN BEFORE TAXES [1]	(2.03)	2.02	4.01

CLASS C — RETURN BEFORE TAXES	1.94	2.36	4.00

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 2 ,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 3 ,ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance in the table for the period before the Class A, Class B and Class C Shares were launched on December 31, 2003 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods the actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

2	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

3	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   75

JPMorgan Intermediate Tax Free Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (includes acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.13	0.13	0.13

Total Annual Operating Expenses	0.93	1.43	1.43
Fee Waivers and Expense Reimbursements[2]	(0.18)	NONE	NONE

Net Expenses[2]	0.75	1.43	1.43

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.43% and 1.43%, respectively, of their average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

76   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	643	853	1,459

CLASS B SHARES** ($)	646	752	982	1,577	***

CLASS C SHARES** ($)	246	452	782	1,713

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	643	853	1,459

CLASS B SHARES ($)	146	452	782	1,577	***

CLASS C SHARES ($)	146	452	782	1,713

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2008   77

JPMorgan New York Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 10 7 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The

78   JPMORGAN MUNICIPAL BOND FUNDS

Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. One the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  The Fund invests primarily in New York State and its municipalities and public authorities. As the nation’s financial capital, New York faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Recently, economic growth has slowed in New York partially because of the downturn in the housing sector and a decrease in household and business spending. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. For example, the financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds. This would hurt the Fund’s returns and its ability to preserve capital and liquidity.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and

JULY 1, 2008   79

JPMorgan New York Tax Free Bond Fund (continued)

credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 107 – 117 .

80   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.12%	Worst Quarter	2nd quarter, 2004	–2.31%

*	Class A Shares were launched on 2/16/01. The performance in the bar chart prior to 1/1/02 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.77%.

JULY 1, 2008   81

JPMorgan New York Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.01	2.08	3.76
Return After Taxes on Distributions	0.01	1.97	3.67
Return After Taxes on Distributions and Sale of Fund Shares	1.29	2.24	3.75

CLASS B — RETURN BEFORE TAXES	(1.80)	1.74	3.62

CLASS C — RETURN BEFORE TAXES	1.97	2.08	3.60

LEHMAN BROTHERS NEW YORK COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.57	3.84	4.91

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance in the table before Class A and Class B Shares were launched on February 16, 2001 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class C Shares would have been different than shown because Class C Shares have different expenses than Class B and Select Class Shares. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance in the table for the period before Class C Shares were launched on January 31, 2003 are based on the performance of the Class B Shares.

1	The Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

82   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.15	0.15	0.16

Total Annual Operating Expenses	0.95	1.45	1.46
Fee Waivers and Expense Reimbursements[2]	(0.20)	NONE	NONE

Net Expenses[2]	0.75	1.45	1.4 6

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.55% and 1.55%, respectively, of their average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   83

JPMorgan New York Tax Free Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,480

CLASS B SHARES** ($)	648	759	992	1,600	***

CLASS C SHARES** ($)	249	462	797	1,746

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,480

CLASS B SHARES ($)	148	459	792	1,600	***

CLASS C SHARES ($)	149	462	797	1,746

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

84   JPMORGAN MUNICIPAL BOND FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

California Tax Free Bond Fund
Intermediate Tax Free Bond Fund
New York Tax Free Bond Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Short Term Municipal Bond Fund
Municipal Income Fund
Arizona Municipal Bond Fund
Kentucky Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund
Tax Free Bond Fund

Each Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/2 9 /0 8 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Short Term Municipal Bond Fund	0.25%
Municipal Income Fund	0.30
Arizona Municipal Bond Fund	0.30
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Ohio Municipal Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30
Tax Free Bond Fund	0.30
California Tax Free Bond Fund	0.2 4
Intermediate Tax Free Bond Fund	0.30
New York Tax Free Bond Fund	0.30

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMorgan Short Term Municipal Bond Fund.  James Ahn has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Short Term Municipal Bond Fund since June, 2006. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1996 and a member of the portfolio management team since February, 1999, Mr. Ahn is responsible for strategy formulation and trading short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Kevin Ellis has also participated in the management of the JPMorgan Short Term Municipal Bond Fund

JULY 1, 2008   85

The Funds’ Management and Administration (continued)

since June, 2006. Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group. Previously, Mr. Ellis worked at Alliance Capital/Sanford Bernstein from 1995 through 2003 as a municipal bond trader.

JPMorgan Municipal Income Fund.  Jennifer Tabak, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Municipal Income Fund since March, 2006. Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax-exempt market. Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Ms. Tabak’s employment with JPMIA began in 1991 as a financial analyst and included positions as senior financial analyst and, prior to 1996, controller. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Municipal Income Fund since March, 2006. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Tax Free Bond Fund.  Richard Taormina , Managing Director, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Tax Free Bond Fund since February, 2005. In addition to his role at JPMIA, Mr. Taormina has been an employee of JPMIM, an affiliate of JPMIA since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, Mr. Taormina was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. Kimberly Bingle, CFA charterholder, has also participated in the management of the JPMorgan Tax Free Bond Fund since June, 2005. Biographical information on Ms. Bingle is described under JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.

JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.  Kimberly Bingle, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Arizona Municipal Bond Fund, the JPMorgan Michigan Municipal Bond Fund and the West Virginia Municipal Bond Fund since March, 2006. An employee since 1998, Ms. Bingle has been in the investment industry since 1986 and has been a member of the Tax Free Bond Team since 1999. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond and the JPMorgan West Virginia Municipal Bond Fund. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.  David Sivinski, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Kentucky Municipal Bond Fund since 1995, the JPMorgan Louisiana Municipal Bond Fund since 1997 and the JPMorgan Ohio Municipal Bond Fund since 1994. In addition to his role as portfolio manager, Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds. Kimberly Bingle, CFA, has also participated in the management of the JPMorgan Kentucky Municipal Bond Fund and the JPMorgan Louisiana Municipal Bond Fund, respectively since June, 2005. Jennifer Tabak, CFA, has also participated in the management of the JPMorgan Ohio Municipal Bond Fund since June, 2005. Biographical information on Ms. Tabak and Ms. Bingle is described under the JPMorgan Municipal Income Fund and the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund, respectively.

JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund.  David Sivinski has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan California Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund since April, 2005 and March, 2005, respectively. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund. Michelle G. Valladolid has also participated in the management of the JPMorgan California Tax Free Bond Fund since June, 2004. Ms. Valladolid is a portfolio manager in the Municipal Group within the U.S. Fixed Income Group. An employee of JPMIM since 1999 and a member of the portfolio management team since July, 2002, Ms. Valladolid is responsible for portfolios under the Low Tax Rate Strategy. She began her career at JPMIM in July, 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management. Kevin Ellis has also participated in the management of the JPMorgan New York

86   JPMORGAN MUNICIPAL BOND FUNDS

Tax Free Bond Fund since May, 2005. Biographical information on Mr. Ellis is described under JPMorgan Short Term Municipal Bond Fund.

JPMorgan Intermediate Tax Free Bond Fund.  Richard Taormina has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Intermediate Tax Free Bond Fund since February, 2006. Biographical information on Mr. Taormina is described under JPMorgan Tax Free Bond Fund. David Sivinski has also participated in the management of the JPMorgan Intermediate Tax Free Bond Fund since June, 2005. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase , that have entered into agreement s with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing , sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder , sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   87

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded ; therefore , no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and

88   JPMORGAN MUNICIPAL BOND FUNDS

eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A and, for certain Funds, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of

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How to Do Business with the Funds (continued)

the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Tax Free Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan West Virginia Municipal Bond Fund, JPMorgan Intermediate Tax Free Bond Fund or the JPMorgan New York Tax Free Bond Fund, and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Short Term Municipal Bond Fund.

A CDSC will apply on shares of the Funds, other than the JPMorgan Short Term Municipal Bond Fund sold within six years, and on shares of the JPMorgan Short Term Municipal Bond Fund sold within four years. CDSC periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares of the Funds, except for Class B Shares of the JPMorgan Short Term Municipal Bond Fund, automatically convert to Class A Shares after eight years. Class B Shares of the JPMorgan Short Term Municipal Bond Fund automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charges.”

Class C Shares

You will not pay a sales charge at the time of purchase.

Except with respect to the JPMorgan Short Term Municipal Bond Fund, a CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years (at least four years for the JPMorgan Short Term Municipal Bond Fund) and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

90   JPMORGAN MUNICIPAL BOND FUNDS

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares for all Funds except the Class C Shares of the JPMorgan Short Term Municipal Bond Fund are subject to a $1,000 minimum investment requirement per Fund. The minimum initial investment is $10,000 for the Class C Shares of the JPMorgan Short Term Municipal Bond Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per

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share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. Except for the Class C Shares of JPMorgan Short Term Municipal Bond Fund, you may choose to make an initial investment of an amount less

92   JPMORGAN MUNICIPAL BOND FUNDS

than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. For Class C Shares of JPMorgan Short Term Municipal Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $10,000 as long as your initial investment is at least $1,000 and you agree to make regular monthly investments of at least $1,000. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000.  You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. We will not debit your bank account if the Fund has determined that your purchase of Class B S hares when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

If you buy Class A Shares of the JPMorgan Short Term Municipal Bond Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00

$100,000–$249,999	1.75	1.78	1.50

$250,000–$499,999	1.25	1.27	1.00

$500,000–$999,999	1.00	1.01	0.85

$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the JPMorgan Short Term Municipal Bond Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial

JULY 1, 2008   93

How to Do Business with the Funds (continued)

Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25

$100,000–$249,999	3.25	3.36	2.75

$250,000–$499,999	2.25	2.30	2.00

$500,000–$999,999	1.75	1.78	1.50

$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchased $1 million or more of Class A Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund, prior to August 1, 2006 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of either of those Funds between 12 and 24 months after purchase. On or after August 1, 2006, if you purchase $1 million or more of Class A Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund, and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase or 0.35% if you redeem any or all of the Class A Shares of either of those Funds between 12 and 24 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A

94   JPMORGAN MUNICIPAL BOND FUNDS

Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent:  You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

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How to Do Business with the Funds (continued)

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	NONE

If you redeem Class B Shares of the JPMorgan Short Term Municipal Bond Fund prior to the fourth anniversary of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	3.00
1–2	3.00
2–3	2.00
3–4	1.00
More than 4	NONE

96   JPMORGAN MUNICIPAL BOND FUNDS

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of all the Funds except for the JPMorgan Short Term Municipal Bond Fund, and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Short Term Municipal Bond Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares.

Class B Shares of all the Funds except for the JPMorgan Short Term Municipal Bond Fund automatically convert after eight years. Class B Shares of the JPMorgan Short Term Municipal Bond Fund automatically convert after six years.

Conversion periods are measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, except with respect to the JPMorgan Short Term Municipal Bond Fund, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	NONE

There is no CDSC assessed on Class C Shares of the JPMorgan Short Term Municipal Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the JPMT II Funds purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of the JPMT II Funds purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. For Class B and Class C Shares of the JPMT I Funds purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares of the JPMT I Funds purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the

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How to Do Business with the Funds (continued)

Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such

98   JPMORGAN MUNICIPAL BOND FUNDS

agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM , JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

JULY 1, 2008   99

How to Do Business with the Funds (continued)

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We

100   JPMORGAN MUNICIPAL BOND FUNDS

may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee.

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?” The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

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How to Do Business with the Funds (continued)

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

102   JPMORGAN MUNICIPAL BOND FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends of net investment income, if any, on the last business day of each month and pays such dividends on the first business day of the following month. Each Fund will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for each Fund, the Funds invest primarily in various types of municipal bonds, the interest on which is exempt from federal income tax . Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. However, dividends of interest earned on bonds issued by the U.S. government and its agencies might be exempt from some types of state and local taxes. You should consult your tax advisor concerning your own tax situation. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Funds may invest a portion of their assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the Funds that are not properly designated as exempt-interest dividends are expected primarily to be taxable as ordinary income from dividends. For federal income tax purposes, dividends of net investment income ( and any net short-term capital gain) paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. T he amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Municipal Bond Funds will qualify to any significant extent for designation as qualified dividend income.

Investors should consult their advisers about other state and local tax consequences of the investment in the Funds. The information below is based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect .

Arizona Taxes.  Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income taxes on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“Arizona Obligations”). However, interest from Arizona Obligations may be included in federal gross income to the extent that any interest thereon is treated as a preference item for purposes of the alternative minimum tax.

California Taxes.  California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions to

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Shareholder Information (continued)

individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the Fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Kentucky Taxes.  Dividends received from the Kentucky Municipal Bond Fund that are derived from interest on Kentucky municipal securities or certain obligations of the United States and its territories are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each shareholder’s Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax for gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Municipal Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes.  Dividends received by Louisiana residents from the Louisiana Municipal Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes.  Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan business tax to the extent they are derived from interest on tax-exempt securities of the State of Michigan or its political subdivisions . Such distributions, if received in connection with a s hareholder’s business activity, may, however, be subject to Michigan business tax. For Michigan personal income tax, and business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities of the State of Michigan or its political subdivisions will be fully taxable. Fund distributions are not subject to the uniform city income tax imposed by certain Michigan cities to the extent that they are not subject to Michigan personal income tax .

New York Taxes.  Dividends paid by the New York Tax Free Bond Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax(but not the New York State corporate franchise tax or New York City General corporate tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political

104   JPMORGAN MUNICIPAL BOND FUNDS

subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

Ohio Taxes.  Dividends received from the Ohio Municipal Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

West Virginia Taxes. Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations , mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of federal tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors ifnotified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these

JULY 1, 2008   105

Shareholder Information (continued)

documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

106   JPMORGAN MUNICIPAL BOND FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Fund	2
JPMorgan Arizona Municipal Bond Fund	3
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	5
JPMorgan Michigan Municipal Bond Fund	6
JPMorgan Ohio Municipal Bond Fund	7
JPMorgan West Virginia Municipal Bond Fund	8
JPMorgan Tax Free Bond Fund	9
JPMorgan California Tax Free Bond Fund	10
JPMorgan Intermediate Tax Free Bond Fund	11
JPMorgan New York Tax Free Bond Fund	12

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–12	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1–12	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–12	Credit Currency Interest Rate Liquidity Market Political

JULY 1, 2008   107

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–12	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell , and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–12	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–12	Credit Currency Interest Rate Liquidity Market Political
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (“CDS”) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–12	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1–12	Liquidity Management Market
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (“SPDRs”) and NASDAQ 100’s.
	1–12	Investment Company Market

108   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by the Fund’s adviser to be of comparable quality.	10	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–12	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–12	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–12	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in all or a portion of loans to corporations or to governments, including governments of less developed countries.	1–12	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed securities.
	1–12	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

JULY 1, 2008   109

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–12	Credit Interest Rate Market Natural Event s Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1–12	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1	Credit Foreign Investment Political
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.
	1–12	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1–12	Liquidity Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–12	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by a Fund.	1	Credit Leverage Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–12	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1–12	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1	Foreign Investment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“ IO”) and Principal Only (“ PO ”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.
	1–12	Credit Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

110   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–12	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1–12	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–12	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1–12	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“ Ginnie Mae ”) , the Federal National Mortgage Association (“ Fannie Mae ”) and the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”) , including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–12	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
	1–12	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–12	Credit Liquidity Market

JULY 1, 2008   111

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–12	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will no t be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency Risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

112   JPMORGAN MUNICIPAL BOND FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that make up each Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  Each Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of such default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages
•  The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund and the West Virginia Municipal Bond Fund are non-diversified, which means that a relatively high percentage of the Funds assets may be invested in a limited number of issuers. Therefore, their performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements; see Investment Practices for a list of investments a particular Fund may use
• The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Funds have the option of investing up to 100% of total assets in high quality short-term instruments
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

JULY 1, 2008   113

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

114   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management and /or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• The Funds only establish hedges that they expect will be highly correlated with underlying positions
• The Funds may use derivatives to increase income or gain
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JULY 1, 2008   115

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
• When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
• The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements ) and may borrow from banks as permitted by law

Short-term trading
• Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a bond is overvalued and its value later falls	• The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

116   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds ( ETFs) and other investment companies
• If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

JULY 1, 2008   117

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.54	$0.34		$(0.22)	$0.12	$(0.34)	$(0.02)	$(0.36)
Year Ended February 28, 2007	9.60	0.36		(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 to February 28, 2006 ( e)	9.84	0.25		(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38		0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38		(0.41)	(0.03)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2003	9.84	0.39		0.36	0.75	(0.40)	—	(0.40)

California Tax Free Bond Fund
Year Ended February 29, 2008	10.38	0.38	(h)	(0.32)	0.06	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.38	0.39		(0.02)	0.37	(0.37)	—	(0.37)
September 1, 2005 to February 28, 2006 (f)	10.48	0.18		(0.08)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.37		0.22	0.59	(0.38)	(0.24)	(0.62)
Year Ended August 31, 2003	11.07	0.39		(0.22)	0.17	(0.40)	(0.04)	(0.44)

Intermediate Tax Free Bond Fund
Year Ended February 29, 2008	10.77	0.39	(h)	(0.24)	0.15	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.77	0.39	(h)	— (i)	0.39	(0.39)	— (i)	(0.39)
September 1, 2005 to February 28, 2006 (f)	10.94	0.20		(0.14)	0.06	(0.19)	(0.04)	(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)
December 31, 2003 (g) to August 31, 2004	11.10	0.27	(h)	0.01	0.28	(0.27)	—	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

( k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

118   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 9.30	1.30	%( j)	$37,232	0.88%	3.55%	1.02%		19%
9.54	3.61		32,842	0.88	3.77	1.01		30
9.60	0.37		32,964	0.88	3.82	1.01		4
9.84	4.87		26,429	0.86	3.86	0.99		5
9.76	(0.34)		16,352	0.84	3.76	0.99		11
10.19	7.73		11,576	0.84	3.91	0.99		18

10.07	0.60		10,493	0.60	3.67	1.02		19
10.38	3.68		7,968	0.60	3.65	1.02		22
10.38	0.91		13,372	0.60	3.50	1.09		4
10.48	2.21		14,547	0.60	3.47	1.12		40
10.77	5.62		17,070	0.60	3.47	1.19		43
10.80	1.51		22,000	0.60	3.56	1.16		49

10.54	1.42	(j)	68,249	0.75	3.62	0.93		18
10.77	3.73		54,750	0.75	3.67	0.93		19
10.77	0.53		57,348	0.75	3.62	0.94		6
10.94	2.35		60,474	0.75	3.56	0.97		28
11.11	2.55		726	0.75	3.52	9.03	( k)	65

JULY 1, 2008   119

Financial Highlights (continued)

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Kentucky Municipal Bond Fund
Year Ended February 29, 2008	$10.09	$0.39		$(0.29)	$0.10	$(0.39)	$(0.39)
Year Ended February 28, 2007	10.15	0.40		(0.06)	0.34	(0.40)	(0.40)
July 1, 2005 to February 28, 2006 (e)	10.37	0.26		(0.22)	0.04	(0.26)	(0.26)
Year Ended June 30, 2005	10.26	0.39		0.11	0.50	(0.39)	(0.39)
Year Ended June 30, 2004	10.67	0.40		(0.41)	(0.01)	(0.40)	(0.40)
Year Ended June 30, 2003	10.32	0.40		0.36	0.76	(0.41)	(0.41)

Louisiana Municipal Bond Fund
Year Ended February 29, 2008	9.99	0.39		(0.33)	0.06	(0.39)	(0.39)
Year Ended February 28, 2007	10.01	0.40		(0.02)	0.38	(0.40)	(0.40)
July 1, 2005 to February 28, 2006 (e)	10.27	0.26		(0.26)	—	(0.26)	(0.26)
Year Ended June 30, 2005	10.15	0.40		0.12	0.52	(0.40)	(0.40)
Year Ended June 30, 2004	10.59	0.37		(0.44)	(0.07)	(0.37)	(0.37)
Year Ended June 30, 2003	10.21	0.38		0.38	0.76	(0.38)	(0.38)

Michigan Municipal Bond Fund
Year Ended February 29, 2008	10.65	0.39	( f)	(0.29)	0.10	(0.39)	(0.39)
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	(0.41)
July 1, 2005 to February 28, 2006 (e)	10.90	0.29		(0.21)	0.08	(0.29)	(0.29)
Year Ended June 30, 2005	10.83	0.43		0.07	0.50	(0.43)	(0.43)
Year Ended June 30, 2004	11.30	0.45		(0.48)	(0.03)	(0.44)	(0.44)
Year Ended June 30, 2003	10.84	0.43		0.46	0.89	(0.43)	(0.43)

Municipal Income Fund
Year Ended February 29, 2008	9.81	0.3 4		(0. 27)	0.07	(0.33)	(0.33)
Year Ended February 28, 2007	9.79	0.35		0.01	0.36	(0.34)	(0.34)
July 1, 2005 to February 28, 2006 (e)	9.92	0.24		(0.14)	0.10	(0.23)	(0.23)
Year Ended June 30, 2005	9.79	0.37		0.14	0.51	(0.38)	(0.38)
Year Ended June 30, 2004	10.13	0.39		(0.35)	0.04	(0.38)	(0.38)
Year Ended June 30, 2003	9.93	0.40		0.20	0.60	(0.40)	(0.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

( f)	Calculated based upon average shares outstanding.

( g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

( h)	Includes interest expense of 0.01%.

120   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed expenses) (d)		Net expenses (including imputed expenses) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits ( including imputed interest)	Portfolio turnover rate (b)

$9.80	0.97	% (g)	$11,925	0.89	% (h)	0.89	%(h)	3.85%	1.08%	1.08%	8%
10.09	3.44		12,841	0.88		0.88		3.95	1.04	1.04	13
10.15	0.42		14,245	0.88		0.88		3.85	1.04	1.04	4
10.37	4.97		17,032	0.86		0.86		3.76	1.00	1.00	3
10.26	(0.08)		13,935	0.86		0.86		3.84	1.01	1.01	5
10.67	7.48		15,593	0.86		0.86		3.86	1.01	1.01	9

9.66	0.59	(g)	36,283	0.89	(h)	0.89	(h)	3.92	1.10	1.10	11
9.99	3.89		40,170	0.88		0.88		3.99	1.07	1.07	10
10.01	0.05		41,687	0.89	(h)	0.89	(h)	3.88	1.07	1.07	2
10.27	5.20		53,725	0.87		0.87		3.82	1.13	1.13	3
10.15	(0.68)		59,497	0.86		0.86		3.58	1.16	1.16	2
10.59	7.58		76,095	0.86		0.86		3.65	1.16	1.16	10

10.36	0.93	( g)	49,175	0.88		0.88		3.68	0.99	0.99	4
10.65	3.53		60,941	0.86		0.86		3.89	0.97	0.97	21
10.69	0.71		71,898	0.86		0.86		3.99	0.97	0.97	4
10.90	4.69		78,000	0.86		0.86		3.93	1.01	1.01	12
10.83	(0.28)		77,774	0.85		0.85		3.96	1.00	1.00	10
11.30	8.37		97,090	0.85		0.85		3.91	1.00	1.00	11

9.55	0.73	(g)	101,274	0.85		0.88		3. 44	0.94	0.97	29
9.81	3.76		106,260	0.84		0.91		3.53	0.93	1.00	39
9.79	1.04		116,863	0.84		0.99		3.68	0.94	1.09	28
9.92	5.25		126,834	0.85		0.96		3.66	0.98	1.09	39
9.79	0.39		131,692	0.84		0.90		3.84	0.99	1.05	48
10.13	6.17		183,392	0.84		0.90		4.02	0.99	1.05	74

JULY 1, 2008   121

Financial Highlights (continued)

C lass A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
New York Tax Free Bond Fund
Year Ended February 29, 2008	$7.05	$0.26	(g)	$(0.15)	$0.11	$(0.26)	$—	$(0.26)
Year Ended February 28, 2007	7.08	0.26	(g)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 to February 28, 2006 ( e)	7.19	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.35	0.25		0.15	0.40	(0.24)	(0.11)	(0.35)
Year Ended August 31, 2003	7.45	0.26	(g)	(0.10)	0.16	(0.26)	— (h)	(0.26)

Ohio Municipal Bond Fund
Year Ended February 29, 2008	10.86	0.41		(0.28)	0.13	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.88	0.42		(0.02)	0.40	(0.42)	—	(0.42)
July 1, 2005 to February 28, 2006 ( f)	11.09	0.28		(0.21)	0.07	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.98	0.41		0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	11.41	0.41		(0.43)	(0.02)	(0.41)	—	(0.41)
Year Ended June 30, 2003	11.01	0.40		0.41	0.81	(0.41)	—	(0.41)

Short Term Municipal Bond Fund
Year Ended February 29, 2008	10.13	0.28		0.06	0.34	(0.30)	—	(0.30)
Year Ended February 28, 2007	10.10	0.25		0.04	0.29	(0.26)	—	(0.26)
July 1, 2005 to February 28, 2006 ( f)	10.17	0.16		(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23		0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22		(0.21)	0.01	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2003	10.21	0.26		0.20	0.46	(0.26)	(0.01)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

( f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

( h)	Amount rounds to less than $0.01.

( i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

( j)	Includes interest expense of 0.01%.

122   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.90	1.62%		$100,067	0.76	%( j)	3.72%	0.95%	17%
7.05	3.34		51,749	0.76	( j)	3.65	0.95	11
7.08	0.24		59,428	0.75		3.34	0.97	5
7.19	1.84		64,005	0.75		3.18	1.04	25
7.40	5.57		84,997	0.75		3.32	1.12	30
7.35	2.15		88,000	0.75		3.45	1.07	38

10.58	1.18	(i)	69,138	0.88		3.79	1.00	15
10.86	3.74		67,941	0.88		3.87	1.00	19
10.88	0.62		76,935	0.88		3.80	1.00	4
11.09	4.85		78,525	0.86		3.72	1.10	7
10.98	(0.18)		74,235	0.85		3.63	1.16	16
11.41	7.44		87,877	0.85		3.61	1.16	15

10.17	3.38	( i)	26,376	0.80		2.89	0.94	43
10.13	2.93		43,798	0.80		2.55	0.92	24
10.10	0.89		67,143	0.80		2.33	0.92	13
10.17	2.47		85,690	0.80		2.28	1.08	41
10.16	0.11		107,434	0.80		2.10	1.16	138
10.40	4.57		109,112	0.80		2.53	1.15	110

JULY 1, 2008   123

Financial Highlights (continued)

Class A (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Free Bond Fund
Year Ended February 29, 2008	$12.72	$0.52	$(0.62)	$(0.10)	$(0.52)	$(0.02)	$(0.54)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 to February 28, 2006 (e)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55	(0.52)	0.03	(0.55)	(0.02)	(0.57)
Year Ended June 30, 2003	12.91	0.55	0.54	1.09	(0.56)	—	(0.56)

West Virginia Municipal Bond Fund
Year Ended February 29, 2008	10.07	0.38	(0.23)	0.15	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.10	0.38	(0.02)	0.36	(0.39)	—	(0.39)
July 1, 2005 to February 28, 2006 ( e)	10.32	0.27	(0.22)	0.05	(0.27)	—	(0.27)
Year Ended June 30, 2005	10.21	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.64	0.39	(0.44)	(0.05)	(0.38)	—	(0.38)
Year Ended June 30, 2003	10.27	0.41	0.37	0.78	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

( f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

( g)	Includes interest expense of 0.01%.

124   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.08	(0.85	)%( f)	$127,232	0.75%		4.11%	0.95%	29%
12.72	4.03		126,207	0.75		4.02	0.95	31
12.76	0.98		106,675	0.75		3.87	0.93	30
13.04	6.82		102,064	0.79		3.99	0.96	43
12.90	0.27		57,927	0.84		4.16	0.99	20
13.44	8.59		67,693	0.83		4.22	0.98	12

9.84	1.53	( f)	13,893	0.89	( g)	3.84	1.06	9
10.07	3.63		12,147	0.88		3.89	1.04	17
10.10	0.47		7,985	0.88		3.98	1.05	4
10.32	4.93		7,677	0.86		3.74	1.01	4
10.21	(0.50)		7,695	0.85		3.66	1.01	20
10.64	7.77		10,045	0.84		3.97	1.00	10

JULY 1, 2008   125

Financial Highlights (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.62	$0.28		$(0.21)	$0.07	$(0.28)	$(0.02)	$(0.30)
Year Ended February 28, 2007	9.69	0.30		(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (e)	9.92	0.21		(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32		0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31		(0.43)	(0.12)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2003	9.92	0.32		0.39	0.71	(0.33)	—	(0.33)

Intermediate Tax Free Bond Fund
Year Ended February 29, 2008	10.61	0.31	(h)	(0.23)	0.08	(0.31)	—	(0.31)
Year Ended February 28, 2007	10.62	0.32	(h)	(0.01)	0.31	(0.32)	— (i)	(0.32)
September 1, 2005 to February 28, 2006 (f)	10.79	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)
December 31, 2003 (g) to August 31, 2004	11.10	0.21	(h)	(0.12)	0.09	(0.21)	—	(0.21)

Kentucky Municipal Bond Fund
Year Ended February 29, 2008	10.02	0.32		(0.29)	0.03	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.08	0.33		(0.06)	0.27	(0.33)	—	(0.33)
July 1, 2005 to February 28, 2006 (e)	10.30	0.22		(0.22)	—	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.19	0.33		0.11	0.44	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.60	0.33		(0.41)	(0.08)	(0.33)	—	(0.33)
Year Ended June 30, 2003	10.26	0.34		0.34	0.68	(0.34)	—	(0.34)

Louisiana Municipal Bond Fund
Year Ended February 29, 2008	10.00	0.33		(0.34)	(0.01)	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.02	0.33		(0.02)	0.31	(0.33)	—	(0.33)
July 1, 2005 to February 28, 2006 (e)	10.27	0.22		(0.25)	(0.03)	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.15	0.33		0.12	0.45	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.58	0.31		(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.21	0.32		0.37	0.69	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

( i)	Amount rounds to less than $0.01.

( j)	Includes a gain incurred resulti ng from a payment by affiliate. The effect is less than 0.01% on total return.

(k)	Includes interest expense of 0.01%. .

( l)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

126   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$9.39	0.72	%(j)	$1,410	1.52%		2.92%	1.52%		19%
9.62	2.83		1,477	1.51		3.16	1.51		30
9.69	0.05		2,387	1.51		3.18	1.51		4
9.92	4.10		2,158	1.48		3.24	1.59		5
9.85	(1.18)		1,831	1.49		3.11	1.64		11
10.30	7.09		1,761	1.49		3.25	1.64		18

10.38	0.74	(j)	6,091	1.43		2.94	1.43		18
10.61	2.99		7,550	1.43		3.02	1.43		19
10.62	0.20		10,023	1.43		3.01	1.44		6
10.79	1.47		10,845	1.43		2.95	1.43		28
10.98	0.85		22	1.50		2.86	13.40	(l)	65

9.73	0.31	(j)	2,949	1.54	(k)	3.20	1.58		8
10.02	2.79		4,261	1.53		3.31	1.54		13
10.08	(0.01)		7,806	1.52		3.21	1.54		4
10.30	4.34		9,413	1.49		3.12	1.60		3
10.19	(0.73)		10,533	1.51		3.18	1.66		5
10.60	6.73		14,947	1.51		3.21	1.66		9

9.67	(0.09	)(j)	4,748	1.54	(k)	3.28	1.60		11
10.00	3.21		6,128	1.53		3.34	1.57		10
10.02	(0.30)		8,580	1.54	(k)	3.23	1.57		2
10.27	4.48		11,643	1.51		3.18	1.73		3
10.15	(1.17)		13,298	1.51		2.93	1.81		2
10.58	6.90		16,332	1.51		3.00	1.81		10

JULY 1, 2008   127

Financial Highlights (continued)

Class B (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Michigan Municipal Bond Fund
Year Ended February 29, 2008	$10.17	$0.31	(g)	$(0.27)	$0.04	$(0.33)	$—	$(0.33)
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (e)	10.45	0.22		(0.20)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	10.40	0.34		0.08	0.42	(0.37)	—	(0.37)
Year Ended June 30, 2004	10.87	0.35		(0.45)	(0.10)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.45	0.35		0.44	0.79	(0.37)	—	(0.37)

Municipal Income Fund
Year Ended February 29, 2008	9.76	0. 30		(0.2 9)	0.01	(0.27)	—	(0.27)
Year Ended February 28, 2007	9.73	0.29		0.02	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (e)	9.86	0.20		(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.74	0.30		0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.08	0.32		(0.35)	(0.03)	(0.31)	—	(0.31)
Year Ended June 30, 2003	9.89	0.34		0.19	0.53	(0.34)	—	(0.34)

New York Tax Free Bond Fund
Year Ended February 29, 2008	7.06	0.21	(g)	(0.14)	0.07	(0.21)	—	(0.21)
Year Ended February 28, 2007	7.09	0.21	(g)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (f)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)
Year Ended August 31, 2004	7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)
Year Ended August 31, 2003	7.46	0.20	(g)	(0.10)	0.10	(0.20)	— (h)	(0.20)

Ohio Municipal Bond Fund
Year Ended February 29, 2008	10.93	0.37		(0.30)	0.07	(0.34)	—	(0.34)
Year Ended February 28, 2007	10.96	0.37		(0.05)	0.32	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (e)	11.16	0.24		(0.21)	0.03	(0.23)	—	(0.23)
Year Ended June 30, 2005	11.05	0.35		0.11	0.46	(0.35)	—	(0.35)
Year Ended June 30, 2004	11.49	0.34		(0.44)	(0.10)	(0.34)	—	(0.34)
Year Ended June 30, 2003	11.08	0.34		0.41	0.75	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

( i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

128   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed expenses) (d)	Net expenses (including imputed expenses) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits ( including imputed interest)	Portfolio turnover rate (b)

$9.88	0.37%( i)		$15,563	1.49%	1.49%	3.07%	1.49%	1.49%	4%
10.17	2.88		22,644	1.47	1.47	3.28	1.47	1.47	21
10.23	0.23		26,334	1.47	1.47	3.37	1.47	1.47	4
10.45	4.12		30,233	1.49	1.49	3.30	1.60	1.60	12
10.40	(0.93)		33,018	1.50	1.50	3.32	1.65	1.65	10
10.87	7.64		38,980	1.50	1.50	3.26	1.65	1.65	11

9.50	0.10	( i)	19,530	1.44	1.47	2. 86	1.44	1.47	29
9.76	3.29		34,456	1.43	1.50	2.95	1.43	1.50	39
9.73	0.62		55,914	1.44	1.59	3.09	1.44	1.59	28
9.86	4.53		69,964	1.47	1.58	3.05	1.58	1.69	39
9.74	(0.27)		89,997	1.49	1.55	3.19	1.64	1.70	48
10.08	5.56		120,581	1.49	1.55	3.37	1.64	1.70	74

6.92	1.01		8,889	1.45	1.45	3.02	1.45	1.45	17
7.06	2.60		11,273	1.45	1.45	2.95	1.45	1.45	11
7.09	(0.10)		16,125	1.47	1.47	2.62	1.47	1.47	5
7.20	1.08		18,416	1.50	1.50	2.42	1.53	1.53	25
7.41	4.73		22,699	1.55	1.55	2.52	1.62	1.62	30
7.36	1.34		25,037	1.55	1.55	2.64	1.57	1.57	38

10.66	0.62	(i)	18,326	1.50	1.50	3.18	1.50	1.50	15
10.93	2.99		27,079	1.50	1.50	3.26	1.50	1.50	19
10.96	0.28		39,832	1.50	1.50	3.18	1.50	1.50	4
11.16	4.21		48,375	1.49	1.49	3.08	1.70	1.70	7
11.05	(0.91)		56,279	1.50	1.50	2.98	1.81	1.81	16
11.49	6.82		73,263	1.50	1.50	2.99	1.81	1.81	15

JULY 1, 2008   129

Financial Highlights (continued)

Class B (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Term Municipal Bond Fund
Year Ended February 29, 2008	$10.21	$0.25	$0.04	$0.29	$(0.24)	$—	$(0.24)
Year Ended February 28, 2007	10.18	0.21	0.03	0.24	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (e)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)

Tax Free Bond Fund
Year Ended February 29, 2008	12.68	0.43	(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 to February 28, 2006 (e)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2003	12.89	0.47	0.54	1.01	(0.48)	—	(0.48)

West Virginia Municipal Bond Fund
Year Ended February 29, 2008	10.06	0.34	(0.25)	0.09	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.09	0.34	(0.05)	0.29	(0.32)	—	(0.32)
July 1, 2005 to February 28, 2006 (e)	10.30	0.23	(0.22)	0.01	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.26	0.35	0.36	0.71	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, the total return would have been 2.79%.

( g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

( h)	Includes interest expense of 0.01%.

130   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.26	2.89	%( f)	$5,739	1.30%		2.39%	1.44%	43%
10.21	2.40		9,005	1.30		2.05	1.42	24
10.18	0.54		13,024	1.30		1.82	1.42	13
10.25	2.01		16,334	1.30		1.77	1.68	41
10.23	(0.40)		20,726	1.30		1.60	1.81	138
10.47	4.04		22,804	1.30		2.02	1.80	110

12.04	(1.55	)( g)	9,213	1.44		3.42	1.45	29
12.68	3.24		11,836	1.44		3.33	1.45	31
12.73	0.52		13,634	1.43		3.18	1.43	30
13.01	6.06		16,129	1.46		3.36	1.55	43
12.88	(0.38)		13,446	1.49		3.51	1.64	20
13.42	7.92		17,324	1.48		3.57	1.63	12

9.83	0.85	( g)	3,911	1.54	( h)	3.21	1.56	9
10.06	2.96		5,463	1.53		3.26	1.54	17
10.09	0.14		8,131	1.53		3.33	1.55	4
10.30	4.17		9,177	1.51		3.09	1.61	4
10.20	(1.15)		10,626	1.50		3.02	1.66	20
10.62	7.08		12,568	1.49		3.33	1.65	10

JULY 1, 2008   131

Financial Highlights (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.60	$0.28		$(0.21)	$0.07	$(0.28)	$(0.02)	$(0.30)
Year Ended February 28, 2007	9.67	0.31		(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (e)	9.92	0.21		(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (g) to June 30, 2005	9.96	0.13		(0.02)	0.11	(0.15)	—	(0.15)

California Tax Free Bond Fund
Year Ended February 29, 2008	10.34	0.33	(h)	(0.32)	0.01	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.34	0.32		0.01	0.33	(0.33)	—	(0.33)
September 1, 2005 to February 28, 2006 (f)	10.44	0.16		(0.09)	0.07	(0.15)	(0.02)	(0.17)
February 19, 2005 (g) to August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Intermediate Tax Free Bond Fund
Year Ended February 29, 2008	10.59	0.31	(h)	(0.22)	0.09	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.60	0.32	(h)	(0.01)	0.31	(0.32)	— (i)	(0.32)
September 1, 2005 to February 28, 2006 (f)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)
December 31, 2003 (g) to August 31, 2004	11.10	0.21	(h)	(0.09)	0.12	(0.21)	—	(0.21)

Michigan Municipal Bond Fund
Year Ended February 29, 2008	10.15	0.31	( h)	(0.27)	0.04	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (e)	10.44	0.24		(0.21)	0.03	(0.25)	—	(0.25)
February 19, 2005 ( g) to June 30, 2005	10.51	0.15		(0.05)	0.10	(0.17)	—	(0.17)

Municipal Income Fund
Year Ended February 29, 2008	9.75	0.2 8		(0.2 8)	—	(0.27)	—	(0.27)
Year Ended February 28, 2007	9.72	0.28		0.03	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (e)	9.85	0.20		(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.73	0.30		0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.07	0.33		(0.35)	(0.02)	(0.32)	—	(0.32)
Year Ended June 30, 2003	9.88	0.33		0.20	0.53	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

( h)	Calculated based upon average shares outstanding.

( i)	Amount rounds to less than $0.01.

( j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

132   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed expenses) (d)	Net expenses (including imputed expenses) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)		Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)		Portfolio turnover rate (b)

$9.37	0.78	%(j)	$3,309	1.52%	1.52%	2.91%	1.52%		1.52%		19%
9.60	2.85		2,456	1.51	1.51	3.14	1.51		1.51		30
9.67	(0.09)		1,826	1.51	1.51	3.20	1.51		1.51		4
9.92	1.07		422	1.48	1.48	3.20	1.50		1.50		5

10.02	0.07		1,211	1.10	1.10	3.16	1.52		1.52		19
10.34	3.22		147	1.10	1.10	3.16	1.51		1.51		22
10.34	0.68		147	1.10	1.10	2.99	1.59		1.59		4
10.44	0.76		107	1.10	1.10	2.89	1.53		1.53		40

10.36	0.81	(j)	8,199	1.43	1.43	2.93	1.43		1.43		18
10.59	3.01		3,939	1.43	1.43	3.00	1.43		1.43		19
10.60	0.23		2,508	1.43	1.43	3.00	1.44		1.44		6
10.77	1.05		1,774	1.45	1.45	2.82	2.21		2.21		28
11.01	1.13		82	1.50	1.50	2.83	14.81	( k)	14.81	( k)	65

9.86	0.37	( j)	3,457	1.49	1.49	3.07	1.49		1.49		4
10.15	2.84		4,381	1.47	1.47	3.26	1.47		1.47		21
10.22	0.27		2,325	1.47	1.47	3.38	1.47		1.47		4
10.44	0.98		1,133	1.48	1.48	3.31	1.55		1.55		12

9.48	0.02	( j)	17,655	1.44	1.47	2. 86	1.44		1.47		29
9.75	3.29		19,137	1.43	1.50	2.94	1.43		1.50		39
9.72	0.62		26,635	1.44	1.59	3.09	1.44		1.59		28
9.85	4.55		33,941	1.47	1.58	3.05	1.58		1.60		39
9.73	(0.26)		41,703	1.49	1.55	3.19	1.64		1.70		48
10.07	5.46		58,554	1.49	1.55	3.36	1.64		1.70		74

JULY 1, 2008   133

Financial Highlights (continued)

Class C (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
New York Tax Free Bond Fund
Year Ended February 29, 2008	$7.05	$0.21	(h)	$(0.14)	$0.07	$(0.22)	$—		$(0.22)
Year Ended February 28, 2007	7.08	0.21	(h)	(0.03)	0.18	(0.21)	—		(0.21)
September 1, 2005 to February 28, 2006 ( e)	7.19	0.09		(0.09)	—	(0.10)	(0.01)		(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)		(0.29)
Year Ended August 31, 2004	7.36	0.19		0.16	0.35	(0.19)	(0.11)		(0.30)
January 31, 2003 (f) to August 31, 2003	7.46	0.10	(h)	(0.09)	0.01	(0.11)	—	( i)	(0.11)

Ohio Municipal Bond Fund
Year Ended February 29, 2008	10.90	0.35		(0.28)	0.07	(0.34)	—		(0.34)
Year Ended February 28, 2007	10.93	0.36		(0.03)	0.33	(0.36)	—		(0.36)
July 1, 2005 to February 28, 2006 ( g)	11.15	0.25		(0.23)	0.02	(0.24)	—		(0.24)
February 19, 2005 (f) to June 30, 2005	11.22	0.14		(0.04)	0.10	(0.17)	—		(0.17)

Short Term Municipal Bond Fund
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)	—		(0.24)
Year Ended February 28, 2007	10.18	0.22		0.02	0.24	(0.21)	—		(0.21)
July 1, 2005 to February 28, 2006 ( g)	10.25	0.13		(0.07)	0.06	(0.13)	—		(0.13)
Year Ended June 30, 2005	10.23	0.19		0.01	0.20	(0.18)	—		(0.18)
Year Ended June 30, 2004	10.47	0.17		(0.21)	(0.04)	(0.17)	(0.03)		(0.20)
Year Ended June 30, 2003	10.28	0.21		0.20	0.41	(0.21)	(0.01)		(0.22)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

( f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Calculated based upon average shares outstanding.

( i)	Amount rounds to less than $0.01.

( j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

134   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.90	0.94%		$7,609	1.46%	3.01%	1.46%	17%
7.05	2.62		1,854	1.45	2.96	1.45	11
7.08	(0.10)		2,197	1.47	2.61	1.47	5
7.19	1.00		2,032	1.50	2.42	1.53	25
7.41	4.73		1,922	1.55	2.52	1.61	30
7.36	0.17		2,000	1.55	2.40	1.57	38

10.63	0.64	( j)	8,959	1.50	3.17	1.50	15
10.90	3.06		5,658	1.49	3.25	1.50	19
10.93	0.19		2,711	1.51	3.19	1.51	4
11.15	0.86		585	1.47	3.18	1.51	7

10.25	2.80	(j)	15,096	1.30	2.39	1.44	43
10.21	2.40		21,490	1.30	2.04	1.42	24
10.18	0.55		36,022	1.30	1.82	1.42	13
10.25	2.00		52,332	1.30	1.77	1.68	41
10.23	(0.41)		77,977	1.30	1.60	1.81	138
10.47	4.02		94,853	1.30	2.03	1.80	110

JULY 1, 2008   135

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

Prior t o becoming an affiliate of JPMorgan Chase, o n June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and any funds which acquired the assets of funds which were series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent

136   JPMORGAN MUNICIPAL BOND FUNDS

with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ration” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The Funds offered in this prospectus are not subject to a Reduced Rate.

JULY 1, 2008   137

Legal Proceedings and Additional Fee and Expense Information (continued)

Non-Reduced Rate Funds

The table below shows the ratios for Class A, Class B and Class C Shares for the following Funds which are subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Short Term Municipal Bond Fund	A	0.8 1	0.9 5
	B	1.3 1	1.4 5
	C	1.3 1	1.4 5

JPMorgan Municipal Income Fund	A	0.9 2	0.99
	B	1. 49	1. 49
	C	1. 49	1. 49

JPMorgan Arizona Municipal Bond Fund	A	0.8 9	1.0 3
	B	1.5 3	1.5 3
	C	1.5 3	1.5 3

JPMorgan Kentucky Municipal Bond Fund	A	0.88	1.0 8
	B	1.53	1.5 8
	C	1.53	1.5 8

JPMorgan Louisiana Municipal Bond Fund	A	0.88	1. 10
	B	1.53	1. 60
	C	1.53	1. 60

JPMorgan Michigan Municipal Bond Fund	A	0.88	0.9 9
	B	1.4 9	1.4 9
	C	1.4 9	1.4 9

JPMorgan Ohio Municipal Bond Fund	A	0.88	1.00
	B	1.50	1.50
	C	1.50	1.50

JPMorgan West Virginia Municipal Bond Fund	A	0.88	1.0 6
	B	1.53	1. 56
	C	1.53	1.5 6

JPMorgan Tax Free Bond Fund	A	0.75	0.95
	B	1.44	1.45
	C	1.44	1.45

JPMorgan Intermediate Tax Free Bond Fund	A	0.75	0.93
	B	1.43	1.43
	C	1.43	1.43

138   JPMORGAN MUNICIPAL BOND FUNDS

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   139

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Short Term Municipal Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$306	2.64%	1.85%	1.85%	$133	5.00%	3.69%	3.69%
June 30, 2010	99	7.77	5.97	4.05	153	10.25	7.37	3.55
June 30, 2011	103	13.16	10.26	4.05	158	15.76	11.18	3.55
June 30, 2012	107	18.82	14.73	4.05	164	21.55	15.13	3.55
June 30, 2013	111	24.76	19.37	4.05	170	27.63	19.22	3.55
June 30, 2014	116	30.99	24.21	4.05	176	34.01	23.45	3.55
June 30, 2015	120	37.54	29.24	4.05	182	40.71	27.83	3.55
June 30, 2016	125	44.42	34.47	4.05	189	47.75	32.37	3.55
June 30, 2017	130	51.64	39.92	4.05	195	55.13	37.07	3.55
June 30, 2018	136	59.22	45.59	4.05	202	62.89	41.93	3.55

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$133	$433	5.00%	2.00%	3.69%	0.69%	3.69%	0.69%
June 30, 2010	153	453	10.25	7.25	7.37	4.37	3.55	0.66
June 30, 2011	158	358	15.76	13.76	11.18	9.18	3.55	1.69
June 30, 2012	164	264	21.55	20.55	15.13	14.13	3.55	2.65
June 30, 2013	170	170	27.63	27.63	19.22	19.22	3.55	3.55
June 30, 2014	176	176	34.01	34.01	23.45	23.45	3.55	3.55
June 30, 2015	120	120	40.71	40.71	28.45	28.45	4.05	4.05
June 30, 2016	124	124	47.75	47.75	33.65	33.65	4.05	4.05
June 30, 2017	130	130	55.13	55.13	39.06	39.06	4.05	4.05
June 30, 2018	135	135	62.89	62.89	44.70	44.70	4.05	4.05

1	Class B shares automatically convert to Class A shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

140   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Municipal Income Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$465	1.06%	0.18%	0.18%	$152	5.00%	3.51%	3.51%
June 30, 2010	101	6.12	4.19	4.01	157	10.25	7.14	3.51
June 30, 2011	105	11.42	8.37	4.01	162	15.76	10.90	3.51
June 30, 2012	109	16.99	12.72	4.01	168	21.55	14.80	3.51
June 30, 2013	114	22.84	17.24	4.01	174	27.63	18.83	3.51
June 30, 2014	118	28.98	21.94	4.01	180	34.01	23.00	3.51
June 30, 2015	123	35.43	26.83	4.01	186	40.71	27.31	3.51
June 30, 2016	128	42.21	31.91	4.01	193	47.75	31.78	3.51
June 30, 2017	133	49.32	37.20	4.01	200	55.13	36.41	3.51
June 30, 2018	139	56.78	42.71	4.01	207	62.89	41.20	3.51

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$252	4.00%	2.51%	2.51%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$152	$652	5.00%	0.00%	3.51%	–1.49%	3.51%	–1.49%
June 30, 2010	157	557	10.25	6.25	7.14	3.14	3.51	–0.35
June 30, 2011	162	462	15.76	12.76	10.90	7.90	3.51	0.71
June 30, 2012	168	468	21.55	18.55	14.80	11.80	3.51	0.80
June 30, 2013	174	374	27.63	25.63	18.83	16.83	3.51	1.77
June 30, 2014	180	280	34.01	33.01	23.00	22.00	3.51	2.67
June 30, 2015	186	186	40.71	40.71	27.31	27.31	3.51	3.51
June 30, 2016	193	193	47.75	47.75	31.78	31.78	3.51	3.51
June 30, 2017	133	133	55.13	55.13	37.07	37.07	4.01	4.01
June 30, 2018	138	138	62.89	62.89	42.56	42.56	4.01	4.01

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   141

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Arizona Municipal Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$462	1.06%	0.21%	0.21%	$156	5.00%	3.47%	3.47%
June 30, 2010	105	6.12	4.18	3.97	161	10.25	7.06	3.47
June 30, 2011	109	11.42	8.32	3.97	167	15.76	10.78	3.47
June 30, 2012	114	16.99	12.62	3.97	172	21.55	14.62	3.47
June 30, 2013	118	22.84	17.09	3.97	178	27.63	18.60	3.47
June 30, 2014	123	28.98	21.74	3.97	185	34.01	22.71	3.47
June 30, 2015	128	35.43	26.57	3.97	191	40.71	26.97	3.47
June 30, 2016	133	42.21	31.60	3.97	198	47.75	31.38	3.47
June 30, 2017	138	49.32	36.82	3.97	204	55.13	35.93	3.47
June 30, 2018	144	56.78	42.25	3.97	212	62.89	40.65	3.47

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$256	4.00%	2.47%	2.47%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$156	$656	5.00%	0.00%	3.47%	–1.53%	3.47%	–1.53%
June 30, 2010	161	561	10.25	6.25	7.06	3.06	3.47	–0.40
June 30, 2011	167	467	15.76	12.76	10.78	7.78	3.47	0.67
June 30, 2012	172	472	21.55	18.55	14.62	11.62	3.47	0.76
June 30, 2013	178	378	27.63	25.63	18.60	16.60	3.47	1.73
June 30, 2014	185	285	34.01	33.01	22.71	21.71	3.47	2.63
June 30, 2015	191	191	40.71	40.71	26.97	26.97	3.47	3.47
June 30, 2016	198	198	47.75	47.75	31.38	31.38	3.47	3.47
June 30, 2017	138	138	55.13	55.13	36.59	36.59	3.97	3.97
June 30, 2018	143	143	62.89	62.89	42.01	42.01	3.97	3.97

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

142   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Kentucky Municipal Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$461	1.06%	0.22%	0.22%	$156	5.00%	3.47%	3.47%
June 30, 2010	110	6.12	4.14	3.92	166	10.25	7.01	3.42
June 30, 2011	115	11.42	8.23	3.92	172	15.76	10.67	3.42
June 30, 2012	119	16.99	12.47	3.92	178	21.55	14.45	3.42
June 30, 2013	124	22.84	16.88	3.92	184	27.63	18.37	3.42
June 30, 2014	129	28.98	21.46	3.92	190	34.01	22.42	3.42
June 30, 2015	134	35.43	26.22	3.92	197	40.71	26.60	3.42
June 30, 2016	139	42.21	31.17	3.92	203	47.75	30.93	3.42
June 30, 2017	144	49.32	36.31	3.92	210	55.13	35.41	3.42
June 30, 2018	150	56.78	41.65	3.92	218	62.89	40.04	3.42

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$256	4.00%	2.47%	2.47%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$156	$656	5.00%	0.00%	3.47%	–1.53%	3.47%	–1.53%
June 30, 2010	166	566	10.25	6.25	7.01	3.01	3.42	–0.45
June 30, 2011	172	472	15.76	12.76	10.67	7.67	3.42	0.62
June 30, 2012	178	478	21.55	18.55	14.45	11.45	3.42	0.71
June 30, 2013	184	384	27.63	25.63	18.37	16.37	3.42	1.67
June 30, 2014	190	290	34.01	33.01	22.42	21.42	3.42	2.58
June 30, 2015	197	197	40.71	40.71	26.60	26.60	3.42	3.42
June 30, 2016	203	203	47.75	47.75	30.93	30.93	3.42	3.42
June 30, 2017	144	144	55.13	55.13	36.06	36.06	3.92	3.92
June 30, 2018	150	150	62.89	62.89	41.40	41.40	3.92	3.92

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   143

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Louisiana Municipal Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$461	1.06%	0.22%	0.22%	$156	5.00%	3.47%	3.47%
June 30, 2010	112	6.12	4.12	3.90	168	10.25	6.99	3.40
June 30, 2011	117	11.42	8.18	3.90	174	15.76	10.63	3.40
June 30, 2012	121	16.99	12.40	3.90	180	21.55	14.39	3.40
June 30, 2013	126	22.84	16.79	3.90	186	27.63	18.28	3.40
June 30, 2014	131	28.98	21.34	3.90	192	34.01	22.30	3.40
June 30, 2015	136	35.43	26.07	3.90	199	40.71	26.46	3.40
June 30, 2016	141	42.21	30.99	3.90	206	47.75	30.75	3.40
June 30, 2017	147	49.32	36.10	3.90	213	55.13	35.20	3.40
June 30, 2018	153	56.78	41.41	3.90	220	62.89	39.80	3.40

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$256	4.00%	2.47%	2.47%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$156	$656	5.00%	0.00%	3.47%	–1.53%	3.47%	–1.53%
June 30, 2010	168	568	10.25	6.25	6.99	2.99	3.40	–0.47
June 30, 2011	174	474	15.76	12.76	10.63	7.63	3.40	0.60
June 30, 2012	180	480	21.55	18.55	14.39	11.39	3.40	0.69
June 30, 2013	186	386	27.63	25.63	18.28	16.28	3.40	1.65
June 30, 2014	192	292	34.01	33.01	22.30	21.30	3.40	2.55
June 30, 2015	199	199	40.71	40.71	26.46	26.46	3.40	3.40
June 30, 2016	206	206	47.75	47.75	30.75	30.75	3.40	3.40
June 30, 2017	147	147	55.13	55.13	35.85	35.85	3.90	3.90
June 30, 2018	152	152	62.89	62.89	41.15	41.15	3.90	3.90

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

144   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Michigan Municipal Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$461	1.06%	0.22%	0.22%	$152	5.00%	3.51%	3.51%
June 30, 2010	101	6.12	4.23	4.01	157	10.25	7.14	3.51
June 30, 2011	105	11.42	8.41	4.01	162	15.76	10.90	3.51
June 30, 2012	109	16.99	12.76	4.01	168	21.55	14.80	3.51
June 30, 2013	114	22.84	17.28	4.01	174	27.63	18.83	3.51
June 30, 2014	118	28.98	21.99	4.01	180	34.01	23.00	3.51
June 30, 2015	123	35.43	26.88	4.01	186	40.71	27.31	3.51
June 30, 2016	128	42.21	31.97	4.01	193	47.75	31.78	3.51
June 30, 2017	133	49.32	37.26	4.01	200	55.13	36.41	3.51
June 30, 2018	139	56.78	42.76	4.01	207	62.89	41.20	3.51

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$252	4.00%	2.51%	2.51%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$152	$652	5.00%	0.00%	3.51%	–1.49%	3.51%	–1.49%
June 30, 2010	157	557	10.25	6.25	7.14	3.14	3.51	–0.35
June 30, 2011	162	462	15.76	12.76	10.90	7.90	3.51	0.71
June 30, 2012	168	468	21.55	18.55	14.80	11.80	3.51	0.80
June 30, 2013	174	374	27.63	25.63	18.83	16.83	3.51	1.77
June 30, 2014	180	280	34.01	33.01	23.00	22.00	3.51	2.67
June 30, 2015	186	186	40.71	40.71	27.31	27.31	3.51	3.51
June 30, 2016	193	193	47.75	47.75	31.78	31.78	3.51	3.51
June 30, 2017	133	133	55.13	55.13	37.07	37.07	4.01	4.01
June 30, 2018	138	138	62.89	62.89	42.56	42.56	4.01	4.01

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   145

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Ohio Municipal Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$461	1.06%	0.22%	0.22%	$153	5.00%	3.50%	3.50%
June 30, 2010	102	6.12	4.22	4.00	158	10.25	7.12	3.50
June 30, 2011	106	11.42	8.39	4.00	163	15.76	10.87	3.50
June 30, 2012	111	16.99	12.73	4.00	169	21.55	14.75	3.50
June 30, 2013	115	22.84	17.24	4.00	175	27.63	18.77	3.50
June 30, 2014	120	28.98	21.93	4.00	181	34.01	22.93	3.50
June 30, 2015	124	35.43	26.80	4.00	188	40.71	27.23	3.50
June 30, 2016	129	42.21	31.88	4.00	194	47.75	31.68	3.50
June 30, 2017	135	49.32	37.15	4.00	201	55.13	36.29	3.50
June 30, 2018	140	56.78	42.64	4.00	208	62.89	41.06	3.50

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$253	4.00%	2.50%	2.50%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$153	$653	5.00%	0.00%	3.50%	–1.50%	3.50%	–1.50%
June 30, 2010	158	558	10.25	6.25	7.12	3.12	3.50	–0.36
June 30, 2011	163	463	15.76	12.76	10.87	7.87	3.50	0.70
June 30, 2012	169	469	21.55	18.55	14.75	11.75	3.50	0.79
June 30, 2013	175	375	27.63	25.63	18.77	16.77	3.50	1.76
June 30, 2014	181	281	34.01	33.01	22.93	21.93	3.50	2.66
June 30, 2015	188	188	40.71	40.71	27.23	27.23	3.50	3.50
June 30, 2016	194	194	47.75	47.75	31.68	31.68	3.50	3.50
June 30, 2017	134	134	55.13	55.13	36.95	36.95	4.00	4.00
June 30, 2018	140	140	62.89	62.89	42.43	42.43	4.00	4.00

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

146   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan West Virginia Municipal Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$461	1.06%	0.22%	0.22%	$156	5.00%	3.47%	3.47%
June 30, 2010	108	6.12	4.16	3.94	164	10.25	7.03	3.44
June 30, 2011	113	11.42	8.27	3.94	170	15.76	10.71	3.44
June 30, 2012	117	16.99	12.53	3.94	176	21.55	14.52	3.44
June 30, 2013	122	22.84	16.97	3.94	182	27.63	18.46	3.44
June 30, 2014	126	28.98	21.58	3.94	188	34.01	22.53	3.44
June 30, 2015	131	35.43	26.37	3.94	194	40.71	26.75	3.44
June 30, 2016	137	42.21	31.35	3.94	201	47.75	31.11	3.44
June 30, 2017	142	49.32	36.52	3.94	208	55.13	35.62	3.44
June 30, 2018	148	56.78	41.90	3.94	215	62.89	40.28	3.44

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$256	4.00%	2.47%	2.47%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$156	$656	5.00%	0.00%	3.47%	–1.53%	3.47%	–1.53%
June 30, 2010	164	564	10.25	6.25	7.03	3.03	3.44	–0.43
June 30, 2011	170	470	15.76	12.76	10.71	7.71	3.44	0.64
June 30, 2012	176	476	21.55	18.55	14.52	11.52	3.44	0.73
June 30, 2013	182	382	27.63	25.63	18.46	16.46	3.44	1.69
June 30, 2014	188	288	34.01	33.01	22.53	21.53	3.44	2.60
June 30, 2015	194	194	40.71	40.71	26.75	26.75	3.44	3.44
June 30, 2016	201	201	47.75	47.75	31.11	31.11	3.44	3.44
June 30, 2017	142	142	55.13	55.13	36.28	36.28	3.94	3.94
June 30, 2018	147	147	62.89	62.89	41.64	41.64	3.94	3.94

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   147

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Tax Free Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$449	1.06%	0.34%	0.34%	$147	5.00%	3.56%	3.56%
June 30, 2010	97	6.12	4.40	4.05	153	10.25	7.24	3.55
June 30, 2011	101	11.42	8.63	4.05	158	15.76	11.04	3.55
June 30, 2012	105	16.99	13.03	4.05	164	21.55	14.99	3.55
June 30, 2013	110	22.84	17.61	4.05	170	27.63	19.07	3.55
June 30, 2014	114	28.98	22.37	4.05	176	34.01	23.29	3.55
June 30, 2015	119	35.43	27.33	4.05	182	40.71	27.67	3.55
June 30, 2016	123	42.21	32.49	4.05	188	47.75	32.20	3.55
June 30, 2017	128	49.32	37.85	4.05	195	55.13	36.90	3.55
June 30, 2018	134	56.78	43.44	4.05	202	62.89	41.76	3.55

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$247	4.00%	2.56%	2.56%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$147	$647	5.00%	0.00%	3.56%	–1.44%	3.56%	–1.44%
June 30, 2010	153	553	10.25	6.25	7.24	3.24	3.55	–0.31
June 30, 2011	158	458	15.76	12.76	11.04	8.04	3.55	0.75
June 30, 2012	164	464	21.55	18.55	14.99	11.99	3.55	0.85
June 30, 2013	170	370	27.63	25.63	19.07	17.07	3.55	1.81
June 30, 2014	176	276	34.01	33.01	23.29	22.29	3.55	2.71
June 30, 2015	182	182	40.71	40.71	27.67	27.67	3.55	3.55
June 30, 2016	188	188	47.75	47.75	32.20	32.20	3.55	3.55
June 30, 2017	128	128	55.13	55.13	37.56	37.56	4.05	4.05
June 30, 2018	133	133	62.89	62.89	43.13	43.13	4.05	4.05

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

148   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Intermediate Tax Free Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$449	1.06%	0.34%	0.34%	$146	5.00%	3.57%	3.57%
June 30, 2010	95	6.12	4.42	4.07	151	10.25	7.27	3.57
June 30, 2011	99	11.42	8.67	4.07	156	15.76	11.10	3.57
June 30, 2012	103	16.99	13.10	4.07	162	21.55	15.06	3.57
June 30, 2013	107	22.84	17.70	4.07	167	27.63	19.17	3.57
June 30, 2014	112	28.98	22.49	4.07	173	34.01	23.43	3.57
June 30, 2015	116	35.43	27.48	4.07	180	40.71	27.83	3.57
June 30, 2016	121	42.21	32.66	4.07	186	47.75	32.40	3.57
June 30, 2017	126	49.32	38.06	4.07	193	55.13	37.12	3.57
June 30, 2018	131	56.78	43.68	4.07	200	62.89	42.02	3.57

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$246	4.00%	2.57%	2.57%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$146	$646	5.00%	0.00%	3.57%	–1.43%	3.57%	–1.43%
June 30, 2010	151	551	10.25	6.25	7.27	3.27	3.57	–0.29
June 30, 2011	156	456	15.76	12.76	11.10	8.10	3.57	0.77
June 30, 2012	162	462	21.55	18.55	15.06	12.06	3.57	0.87
June 30, 2013	167	367	27.63	25.63	19.17	17.17	3.57	1.83
June 30, 2014	173	273	34.01	33.01	23.43	22.43	3.57	2.73
June 30, 2015	180	180	40.71	40.71	27.83	27.83	3.57	3.57
June 30, 2016	186	186	47.75	47.75	32.40	32.40	3.57	3.57
June 30, 2017	126	126	55.13	55.13	37.78	37.78	4.07	4.07
June 30, 2018	131	131	62.89	62.89	43.39	43.39	4.07	4.07

1 Class B shares automatically convert to Class A shares after eight years.

2 The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   149

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investor may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300 ..

Investment Company Act File No. for each of the Funds, except the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-4236.

Investment Company Act File No. for the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-21295.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MBTFABC-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Municipal Bond

Funds

Select Class Shares

JPMorgan Short Term Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Fund	7
JPMorgan Arizona Municipal Bond Fund	13
JPMorgan Kentucky Municipal Bond Fund	19
JPMorgan Louisiana Municipal Bond Fund	25
JPMorgan Michigan Municipal Bond Fund	31
JPMorgan Ohio Municipal Bond Fund	37
JPMorgan West Virginia Municipal Bond Fund	43
JPMorgan Tax Free Bond Fund	49
JPMorgan California Tax Free Bond Fund	5 5
JPMorgan Intermediate Tax Free Bond Fund	6 1
JPMorgan New York Tax Free Bond Fund	6 7
The Funds’ Management and Administration	7 3
How to Do Business with the Funds	7 6
Purchasing Fund Shares	7 6
Networking and Sub-Transfer Agency Fees	7 9
Exchanging Fund Shares	80
Redeeming Fund Shares	80
Shareholder Information	8 2
Distributions and Taxes	8 2
Shareholder Statements and Reports	84
Availability of Proxy Voting Record	8 5
Portfolio Holdings Disclosure	8 5
Investment Practices	8 6
Risk and Reward Elements for the Funds	9 2
Financial Highlights	98
Legal Proceedings and Additional Fee and Expense Information	106
How to Reach Us	Inside back cover

JPMorgan Short Term Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The Fund also invests in mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund’s average weighted maturity normally will be three years or less. See page 86 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2008   1

JPMorgan Short Term Municipal Bond Fund (continued)

Investment Process

JPMorgan Investment Advisors Inc. (JPMIA or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher

2   JPMORGAN MUNICIPAL BOND FUNDS

in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful , resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   3

JPMorgan Short Term Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and the life of the Fund. It compares that performance to the Lehman Brothers Short Municipal Bond Index, a broad-based securities market index, and the Lipper Short Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2002	2.39%	Worst Quarter	2nd quarter, 2004	–1.51%

*	Performance data include performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 1.17%.

4   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund
SELECT CLASS
Return Before Taxes	3.91	2.56	3.55
Return After Taxes on Distributions	3.91	2.54	3.53
Return After Taxes on Distributions and Sale of Fund Shares	3.66	2.57	3.50

LEHMAN BROTHERS SHORT MUNICIPAL BOND INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.00

LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.04	2.29	3.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance data include the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Short Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Short Term Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.19
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	0.70
Fee Waivers and Expense Reimbursements[4]	(0.14)

Net Expenses[4]	0.56

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and expenses” are based on the allocation of the Fund’s assets among the acquired Funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired Funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest (which includes imputed interest), taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of the average daily net assets of the Select Class Shares through 6/30/09. Without the Expenses on Imputed Interest and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.69 % for Select Class Shares and Net Expenses would have been 0.55%. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
57	210	376	857

6   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Municipal Income Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including mortgage-backed and asset-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal.

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets: (i) in securities within a single industry; or (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

The Fund’s average weighted maturity will range from three to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes. See page 86 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   7

JPMorgan Municipal Income Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead

8   JPMORGAN MUNICIPAL BOND FUNDS

to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   9

JPMorgan Municipal Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	3.49%	Worst Quarter	2nd quarter, 2004	–2.32%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.28%.

10   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.45	3.42	4.11
Return After Taxes on Distributions	3.45	3.41	4.11
Return After Taxes on Distributions and Sale of Fund Shares	3.55	3.49	4.15

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   11

JPMorgan Municipal Income Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Select Class
Management Fees		0.30
Distribution (Rule 12b-1) Fees		NONE
Shareholder Service Fees		0.25
Other Expenses[1]
Imputed I nterest E xpense O n F l oating R ate N otes[2]	0.03
Remainder of Other Expenses	0.14
Total Other Expenses		0.17
Acquired Fund Fees and Expenses[3]		0.02

Total Annual Operating Expenses[4,5]		0.74
Fee Waivers and Expense Reimbursements[5]		(0.07)

Net Expenses[5]		0. 67

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Imputed interest expense on floating rate notes” includes expenses related to the Fund’s liability with respect to floating rate notes issued by trusts whose inverse floater certificates are held by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions. Therefore, the Fund’s net asset values per share and total returns have not been affected by these additional expenses.

3	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

4	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest (which includes imputed interest), taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.62% of the average daily net assets of the Select Class Shares through 6/30/0 9 . Without the Expenses on Imputed Interest and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.6 9 % for Select Class Shares and Net Expenses would have been 0.62%. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
68	230	405	912

12   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Arizona Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal income tax and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance , issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 86 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2008   13

JPMorgan Arizona Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors affecting Arizona , including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives , may have a disproportionately negative e ffect on the Fund’s investments. For example, although Arizona’s population growth continues to outpace the national average, this growth is expensive and Arizona’s economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona’s continued growth depends, to some extent, on its ability to manage its water resources.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to

14   JPMORGAN MUNICIPAL BOND FUNDS

recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   15

JPMorgan Arizona Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.65%	Worst Quarter	2nd quarter, 2004	–2.27%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.41%.

16   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.13	3.13	4.15
Return After Taxes on Distributions	4.08	3.08	4.07
Return After Taxes on Distributions and Sale of Fund Shares	4.07	3.24	4.15

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities f rom 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   17

JPMorgan Arizona Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.22
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.78
Fee Waivers and Expense Reimbursements[4]	(0.14)
Net Expenses[4]	0.64

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired Funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired Funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest (which includes imputed interest), taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.63% of the average daily net assets of the Select Class Shares through 6/30/09. Without the Expenses on Imputed Interest and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.77 % for Select Class Shares and Net Expenses would have been 0.63%. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
65	235	420	953

18   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Kentucky Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal income tax and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, bond anticipation notes, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 86 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may also invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities

JULY 1, 2008   19

JPMorgan Kentucky Municipal Bond Fund (continued)

that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky’s constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky are not so restricted but are subject to various other limitations. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky’s constitution.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

20   JPMORGAN MUNICIPAL BOND FUNDS

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   21

JPMorgan Kentucky Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.20%	Worst Quarter	2nd quarter, 2004	–2.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.31%.

22   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.93	3.17	4.15
Return After Taxes on Distributions	3.93	3.15	4.15
Return After Taxes on Distributions and Sale of Fund Shares	4.02	3.29	4.19

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities f rom 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   23

JPMorgan Kentucky Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.28
Total Annual Operating Expenses	0.83
Fee Waivers and Expense Reimbursements[2]	(0.20)
Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.63% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	245	441	1,007

24   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Louisiana Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 86 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund must invest in one of the two highest investment grade categories , except the Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody’s or SP-2 by S&P. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2008   25

JPMorgan Louisiana Municipal Bond Fund (continued)

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors affecting Louisiana may have a disproportionately negative impact on the Fund’s investments. In addition to typical factors impacting the Louisiana economy such as overall economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives, Hurricane Katrina and Hurricane Rita have had a significant impact upon the Louisiana state economy and more directly on that of the economy of New Orleans and its surrounding areas. Louisiana’s economy is heavily dependent on a single industry — the energy industry (oil and gas). However, prior to the hurricanes, Louisiana had made significant efforts to diversify its economy with the tourism industry as a whole having become the second largest private employer in the State. It is likely that the Louisiana economy and these industries in particular will suffer financial or operational difficulties resulting from the effects of the hurricanes, and these anticipated difficulties could adversely affect the ability of Louisiana municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could adversely affect the market value and marketability of all Louisiana municipal securities and have a negative impact on the Fund’s performance.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category and short-term tax-exempt municipal securities rated in lower categories. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

26   JPMORGAN MUNICIPAL BOND FUNDS

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   27

JPMorgan Louisiana Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.38%	Worst Quarter	2nd quarter, 2004	–2.15%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.21%.

28   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.89	3.11	4.12
Return After Taxes on Distributions	3.89	3.10	4.10
Return After Taxes on Distributions and Sale of Fund Shares	4.02	3.24	4.15

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities f rom 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   29

JPMorgan Louisiana Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.30

Total Annual Operating Expenses	0.85
Fee Waivers and Expense Reimbursements[2]	(0.22)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.63% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	249	450	1,029

30   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Michigan Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance , issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 86 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2008   31

JPMorgan Michigan Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors affecting Michigan , including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan business taxes. S t ate and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield

32   JPMORGAN MUNICIPAL BOND FUNDS

of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   33

JPMorgan Michigan Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.72%	Worst Quarter	2nd quarter, 2004	–2.18%

*	The performance data include the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.40%.

34   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.75	3.16	4.21
Return After Taxes on Distributions	3.74	3.13	4.19
Return After Taxes on Distributions and Sale of Fund Shares	3.83	3.27	4.23

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities f rom 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   35

JPMorgan Michigan Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.19

Total Annual Operating Expenses	0.74
Fee Waivers and Expense Reimbursements[2]	(0.11)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.63% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	225	401	908

36   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Ohio Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 86 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2008   37

JPMorgan Ohio Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors affecting Ohio , including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of Ohio issuers to make timely payments of interest and principal.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected

38   JPMORGAN MUNICIPAL BOND FUNDS

capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   39

JPMorgan Ohio Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.15%	Worst Quarter	2nd quarter, 2004	–1.94%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.62%.

40   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.86	3.22	4.17
Return After Taxes on Distributions	3.83	3.19	4.16
Return After Taxes on Distributions and Sale of Fund Shares	3.92	3.31	4.20

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities f rom 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   41

JPMorgan Ohio Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.20

Total Annual Operating Expenses	0.75
Fee Waivers and Expense Reimbursements[2]	(0.12)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.63% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	228	405	919

42   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan West Virginia Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance , issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 8 6 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed and asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities

JULY 1, 2008   43

JPMorgan West Virginia Municipal Bond Fund (continued)

that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors affecting West Virginia , including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund’s investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to

44   JPMORGAN MUNICIPAL BOND FUNDS

recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Zero Coupon Bond Risk.  The market value of a zero coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year to maintain its status as a registered investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Non-diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 8 6 – 96 .

JULY 1, 2008   45

JPMorgan West Virginia Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.18%	Worst Quarter	2nd quarter, 1999	–2.04%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.66%.

46   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.92	3.16	4.19
Return After Taxes on Distributions	3.92	3.15	4.18
Return After Taxes on Distributions and Sale of Fund Shares	4.02	3.29	4.23

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities f rom 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   47

JPMorgan West Virginia Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.26

Total Annual Operating Expenses	0.81
Fee Waivers and Expense Reimbursements[2]	(0.18)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.63% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	241	432	985

48   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund may invest in securities without regard to maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may invest in mortgage-backed and asset-backed securities.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   49

JPMorgan Tax Free Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest up to 20% of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile

50   JPMORGAN MUNICIPAL BOND FUNDS

than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative c ounterparty.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   51

JPMorgan Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Municipal Bond Index, a broad-based securities market index and the Lipper General Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2006	3.25%	Worst Quarter	2nd quarter, 2004	–2.20%

*	Performance data include performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.46%.

52   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.10	3.67	4.63
Return After Taxes on Distributions	3.06	3.57	4.58
Return After Taxes on Distributions and Sale of Fund Shares	3.56	3.74	4.62

LEHMAN BROTHERS MUNICIPAL BOND INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	3.36	4.30	5.18

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	1.38	3.92	4.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund.

1	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper General Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   53

JPMorgan Tax Free Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.15

Total Annual Operating Expenses	0.70
Fee Waivers and Expense Reimbursements[2]	(0.12)

Net Expenses[2]	0.58

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.58% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
59	212	378	859

54   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan California Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets“ means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund’s objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California taxes. For non-California residents, the income from California municipal securities may also be subject to state and local taxes in their jurisdiction of residence.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund’s securities may be of any maturity, but under normal circumstances the Fund’s duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index (also known as the Lehman 1–17 Year California Municipal Bond Index). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 3 1, 2008, the Lehman Brother California Competitive Intermediate Bond (1–17 Year) Index was 4.39 years, although the duration will likely vary in the future.

At least 90% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   55

JPMorgan California Tax Free Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Recently, economic growth in California has slowed largely because of the downturn in the housing sector and high energy costs and may continue to decelerate in calendar year 2008.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and

56   JPMORGAN MUNICIPAL BOND FUNDS

make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   57

JPMorgan California Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, a broad-based securities market index and the Lipper California Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.43%	Worst Quarter	2nd quarter, 1999	–2.02%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.09%.

58   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	3.58	3.01	4.17
Return After Taxes on Distributions	3.58	2.80	4.03
Return After Taxes on Distributions and Sale of Fund Shares	3.64	2.98	4.05

LEHMAN BROTHERS CALIFORNIA COMPETITIVE INTERMEDIATE BOND (1–17 YEAR) INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.39	3.93	4.88

LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	2.95	2.94	4.09

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is used as a representation of California municipal securities with maturities from 1–17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   59

JPMorgan California Tax Free Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.22

Total Annual Operating Expenses	0.77
Fee Waivers and Expense Reimbursements[2]	(0.22)

Net Expenses[2]	0.55

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	224	406	934

60   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Intermediate Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short- term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 86 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   61

JPMorgan Intermediate Tax Free Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When

62   JPMORGAN MUNICIPAL BOND FUNDS

mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 86 – 96 .

JULY 1, 2008   63

JPMorgan Intermediate Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.13%	Worst Quarter	2nd quarter, 2004	–2.23%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.63%.

64   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	3.76	3.12	4.38
Return After Taxes On Distribution	3.76	3.06	4.28
Return After Taxes on Distributions and Sale of Fund Shares	3.78	3.20	4.31

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities f rom 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   65

JPMorgan Intermediate Tax Free Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.13

Total Annual Operating Expenses	0.68
Fee Waivers and Expense Reimbursements[2]	(0.09)

Net Expenses[2]	0.59

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	208	370	838

66   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan New York Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. ”Assets“ means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 86 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The

JULY 1, 2008   67

JPMorgan New York Tax Free Bond Fund (continued)

Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. One the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  The Fund invests primarily in New York State and its municipalities and public authorities. As the nation’s financial capital, New York faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Recently, economic growth has slowed in New York partially because of the downturn in the housing sector and a decrease in household and business spending. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. For example, the financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds. This would hurt the Fund’s returns and its ability to preserve capital and liquidity.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae

68   JPMORGAN MUNICIPAL BOND FUNDS

and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 86 – 96 .

JULY 1, 2008   69

JPMorgan New York Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2002	3.44%	Worst Quarter	2nd quarter, 2004	–2.29%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.77%.

70   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT SHARES
Return Before Taxes	3.86	2.91	4.19
Return After Taxes on Distributions	3.86	2.80	4.11
Return After Taxes on Distributions and Sale of Fund Shares	3.85	2.98	4.14

LEHMAN BROTHERS NEW YORK COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.57	3.84	4.91

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   71

JPMorgan New York Tax Free Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.15

Total Annual Operating Expenses[2]	0.70

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.72% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	T otal annual operating expenses.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	224	390	871

72   JPMORGAN MUNICIPAL BOND FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

California Tax Free Bond Fund
Intermediate Tax Free Bond Fund
New York Tax Free Bond Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Short Term Municipal Bond Fund
Municipal Income Fund
Arizona Municipal Bond Fund
Kentucky Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund
Tax Free Bond Fund

Each Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/2 9 /0 8 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Short Term Municipal Bond Fund	0.25%
Municipal Income Fund	0.30
Arizona Municipal Bond Fund	0.30
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Ohio Municipal Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30
Tax Free Bond Fund	0.30
California Tax Free Bond Fund	0.2 4
Intermediate Tax Free Bond Fund	0.30
New York Tax Free Bond Fund	0.30

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMorgan Short Term Municipal Bond Fund.  James Ahn has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Short Term Municipal Bond Fund since June, 2006. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1996 and a member of the portfolio management team since February, 1999, Mr. Ahn is responsible for strategy formulation and trading short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Kevin Ellis has also participated in the management of the JPMorgan Short Term Municipal Bond Fund

JULY 1, 2008   73

The Funds’ Management and Administration (continued)

since June, 2006. Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group. Previously, Mr. Ellis worked at Alliance Capital/Sanford Bernstein from 1995 through 2003 as a municipal bond trader.

JPMorgan Municipal Income Fund.  Jennifer Tabak, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Municipal Income Fund since March, 2006. Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax-exempt market. Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Ms. Tabak’s employment with JPMIA began in 1991 as a financial analyst and included positions as senior financial analyst and, prior to 1996, controller. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Municipal Income Fund since March, 2006. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Tax Free Bond Fund.  Richard Taormina , Managing Director, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Tax Free Bond Fund since February, 2005. In addition to his role at JPMIA, Mr. Taormina has been an employee of JPMIM, an affiliate of JPMIA since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, Mr. Taormina was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. Kimberly Bingle, CFA charterholder, has also participated in the management of the JPMorgan Tax Free Bond Fund since June, 2005. Biographical information on Ms. Bingle is described under JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.

JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.  Kimberly Bingle, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Arizona Municipal Bond Fund, the JPMorgan Michigan Municipal Bond Fund and the West Virginia Municipal Bond Fund since March, 2006. An employee since 1998, Ms. Bingle has been in the investment industry since 1986 and has been a member of the Tax Free Bond Team since 1999. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond and the JPMorgan West Virginia Municipal Bond Fund. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.  David Sivinski, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Kentucky Municipal Bond Fund since 1995, the JPMorgan Louisiana Municipal Bond Fund since 1997 and the JPMorgan Ohio Municipal Bond Fund since 1994. In addition to his role as portfolio manager, Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds. Kimberly Bingle, CFA, has also participated in the management of the JPMorgan Kentucky Municipal Bond Fund and the JPMorgan Louisiana Municipal Bond Fund, respectively since June, 2005. Jennifer Tabak, CFA, has also participated in the management of the JPMorgan Ohio Municipal Bond Fund since June, 2005. Biographical information on Ms. Tabak and Ms. Bingle is described under the JPMorgan Municipal Income Fund and the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund, respectively.

JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund.  David Sivinski, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan California Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund since April, 2005 and March, 2005, respectively. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund. Michelle G. Valladolid has also participated in the management of the JPMorgan California Tax Free Bond Fund since June, 2004. Ms. Valladolid is a portfolio manager in the Municipal Group within the U.S. Fixed Income Group. An employee of JPMIM since 1999 and a member of the portfolio management team since July, 2002, Ms. Valladolid is responsible for portfolios under the Low Tax Rate Strategy. She began her career at JPMIM in July, 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management. Kevin Ellis has also participated in the management

74   JPMORGAN MUNICIPAL BOND FUNDS

of the JPMorgan New York Tax Free Bond Fund since May, 2005. Biographical information on Mr. Ellis is described under JPMorgan Short Term Municipal Bond Fund.

JPMorgan Intermediate Tax Free Bond Fund.  Richard Taormina has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Intermediate Tax Free Bond Fund since February, 2006. Biographical information on Mr. Taormina is described under JPMorgan Tax Free Bond Fund. David Sivinski has also participated in the management of the JPMorgan Intermediate Tax Free Bond Fund since June, 2005. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase , that have entered into agreement s with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing , sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder , sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group

76   JPMORGAN MUNICIPAL BOND FUNDS

of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

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How to Do Business with the Funds (continued)

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

78   JPMORGAN MUNICIPAL BOND FUNDS

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of,

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How to Do Business with the Funds (continued)

Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM , JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET. (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

80   JPMORGAN MUNICIPAL BOND FUNDS

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?” The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends of net investment income, if any, on the last business day of each month and pays such dividends on the first business day of the following month. Each Fund will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for each Fund, the Funds invest primarily in various types of municipal bonds, the interest on which is exempt from federal income tax . Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. However, dividends of interest earned on bonds issued by the U.S. government and its agencies might be exempt from some types of state and local taxes. You should consult your tax advisor concerning your own tax situation. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Funds may invest a portion of their assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the Funds that are not properly designated as exempt-interest dividends are expected primarily to be taxable as ordinary income from dividends. For federal income tax purposes, dividends of net investment income ( and any net short-term capital gain) paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. T he amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Municipal Bond Funds will qualify to any significant extent for designation as qualified dividend income.

Investors should consult their advisers about other state and local tax consequences of the investment in the Funds. The information below is based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect .

Arizona Taxes.  Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income taxes on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“Arizona Obligations”). However, interest from Arizona Obligations may be included in federal gross income to the extent that any interest thereon is treated as a preference item for purposes of the alternative minimum tax.

California Taxes.  California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt interest dividends in a written notice mailed to shareholders not later than 60 days after

82   JPMORGAN MUNICIPAL BOND FUNDS

the close of the Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the Fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Kentucky Taxes.  Dividends received from the Kentucky Municipal Bond Fund that are derived from interest on Kentucky municipal securities or certain obligations of the United States and its territories are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each shareholder’s Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax for gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Municipal Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes.  Dividends received by Louisiana residents from the Louisiana Municipal Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes.  Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan business tax to the extent they are derived from interest on tax-exempt securities of the State of Michigan or its political subdivisions . Such distributions, if received in connection with a s hareholder’s business activity, may, however, be subject to Michigan business tax. For Michigan personal income tax, and business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities of the State of Michigan or its political subdivisions will be fully taxable. Fund distributions are not subject to the uniform city income tax imposed by certain Michigan cities to the extent that they are not subject to Michigan personal income tax .

New York Taxes.  Dividends paid by the New York Tax Free Bond Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not the New York State corporate franchise tax or New York City General Corporate tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the

JULY 1, 2008   83

Shareholder Information (continued)

Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

Ohio Taxes.  Dividends received from the Ohio Municipal Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

West Virginia Taxes.  Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations , mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including at times when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of federal tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the

84   JPMORGAN MUNICIPAL BOND FUNDS

same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   85

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Bond Fund	2
JPMorgan Arizona Municipal Fund	3
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	5
JPMorgan Michigan Municipal Bond Fund	6
JPMorgan Ohio Municipal Bond Fund	7
JPMorgan West Virginia Municipal Bond Fund	8
JPMorgan Tax Free Bond Fund	9
JPMorgan California Tax Free Bond Fund	10
JPMorgan Intermediate Tax Free Bond Fund	11
JPMorgan New York Tax Free Bond Fund	12

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–12	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1–12	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–12	Credit Currency Interest Rate Liquidity Market Political

86   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–12	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–12	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–12	Credit Currency Interest Rate Liquidity Market Political
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (“CDS”) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–12	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1–12	Liquidity Management Market
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (“SPDRs”) and NASDAQ 100’s.
	1–12	Investment Company Market

JULY 1, 2008   87

Investment Practices (continued)

INSTRUMENT	Fund Code	Risk Type
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by the Fund’s adviser to be of comparable quality.	10	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–12	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–12	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–12	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in all or a portion of loans to corporations or to governments, including governments of less developed countries.	1–12	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset- backed securities.
	1–12	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law .

88   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–12	Credit Interest Rate Market Natural Event s Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1–12	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1	Credit Foreign Investment Political
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.
	1–12	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1–12	Liquidity Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–12	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by a Fund.	1	Credit Leverage Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–12	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1–12	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1	Foreign Investment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.
	1–12	Credit Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law .

JULY 1, 2008   89

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–12	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1–12	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–12	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1–12	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“ Ginnie Mae ”) , the Federal National Mortgage Association (“ Fannie Mae ”) and the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”) , including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–12	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
	1–12	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–12	Credit Liquidity Market

90   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	Fund Code	Risk Type
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–12	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency Risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2008   91

Risk and Reward Elements for the Funds

This table discusses the main elements that make up each Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  Each Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of such default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages
•  The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund and the West Virginia Municipal Bond Fund are non-diversified, which means that a relatively high percentage of the Funds assets may be invested in a limited number of issuers. Therefore, their performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section , equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements; see Investment Practices for a list of investments a particular Fund may use
• The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Funds have the option of investing up to 100% of total assets in high quality short-term instruments
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

92   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or
lower) have a higher risk of default,
tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

JULY 1, 2008   93

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may
result in losses or missed opportunities
• The counterparty to a derivatives
contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management and/or increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• The Funds only establish hedges that they expect will be highly correlated with underlying positions
• The Funds may use derivatives to increase income or gain
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

94   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements ) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a bond is overvalued and its value later falls	• The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

JULY 1, 2008   95

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

96   JPMORGAN MUNICIPAL BOND FUNDS

This Page Intentionally Left Blank.

JULY 1, 2008   97

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.63	$0.36		$(0.22)		$0.14	$(0.36)	$(0.02)		$(0.38)
Year Ended February 28, 2007	9.69	0.39		(0.02)		0.37	(0.39)	(0.04)		(0.43)
July 1, 2005 to February 28, 2006 ( e)	9.93	0.27		(0.22)		0.05	(0.26)	(0.03)		(0.29)
Year Ended June 30, 2005	9.84	0.41		0.09		0.50	(0.41)	—		(0.41)
Year Ended June 30, 2004	10.28	0.40		(0.42)		(0.02)	(0.40)	(0.02)		(0.42)
Year Ended June 30, 2003	9.92	0.43		0.36		0.79	(0.43)	—		(0.43)

California Tax Free Bond Fund
Year Ended February 29, 2008	10.38	0.38	( g)	(0.31)		0.07	(0.38)	—		(0.38)
Year Ended February 28, 2007	10.38	0.37		—	( h)	0.37	(0.37)	—		(0.37)
September 1, 2005 to February 28, 2006 ( f)	10.48	0.18		(0.09)		0.09	(0.17)	(0.02)		(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)		0.23	(0.36)	(0.16)		(0.52)
Year Ended August 31, 2004	10.80	0.36		0.22		0.58	(0.37)	(0.24)		(0.61)
Year Ended August 31, 2003	11.07	0.39		(0.23)		0.16	(0.39)	(0.04)		(0.43)

Intermediate Tax Free Bond Fund
Year Ended February 29, 2008	10.64	0.40	( g)	(0.23)		0.17	(0.40)	—		(0.40)
Year Ended February 28, 2007	10.65	0.41	( g)	(0.01)		0.40	(0.41)	—	(h )	(0.41)
September 1, 2005 to February 28, 2006 ( f)	10.82	0.20		(0.13)		0.07	(0.20)	(0.04)		(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)		0.26	(0.40)	(0.04)		(0.44)
Year Ended August 31, 2004	10.93	0.41	( g)	0.15		0.56	(0.41)	(0.08)		(0.49)
Year Ended August 31, 2003	11.15	0.42		(0.15)		0.27	(0.42)	(0.07)		(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

98   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 9.39	1.52	%( i)	$110,367	0.63%	3.81%	0.77%	19%
9.63	3.83		102,553	0.63	4.02	0.76	30
9.69	0.53		103,022	0.63	4.06	0.76	4
9.93	5.18		109,776	0.60	4.12	0.67	5
9.84	(0.16)		128,048	0.59	4.01	0.64	11
10.28	8.06		141,541	0.59	4.17	0.64	18

10.07	0.65		105,137	0.59	3.69	0.77	19
10.38	3.65		108,793	0.65	3.60	0.76	22
10.38	0.90		88,688	0.65	3.45	0.85	4
10.48	2.18		80,959	0.65	3.42	0.81	40
10.77	5.57		40,234	0.65	3.42	0.88	43
10.80	1.45		36,000	0.65	3.51	0.84	49

10.41	1.61	( i)	2,429,113	0.59	3.78	0.68	18
10.64	3.84		2,374,148	0.59	3.85	0.68	19
10.65	0.63		2,302,094	0.59	3.84	0.69	6
10.82	2.42		1,668,674	0.62	3.74	0.70	28
11.00	5.19		1,103,996	0.66	3.71	0.73	65
10.93	2.44		1,159,000	0.66	3.73	0.74	56

JULY 1, 2008   99

Financial Highlights (continued)

Select Class (continued)

					Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Kentucky Municipal Bond Fund
Year Ended February 29, 2008	$10.08	$0.41		$(0.29)	$0.12	$(0.41)	$(0.41)
Year Ended February 28, 2007	10.14	0.43		(0.06)	0.37	(0.43)	(0.43)
July 1, 2005 to February 28, 2006 ( e)	10.36	0.28		(0.22)	0.06	(0.28)	(0.28)
Year Ended June 30, 2005	10.24	0.42		0.12	0.54	(0.42)	(0.42)
Year Ended June 30, 2004	10.66	0.43		(0.42)	0.01	(0.43)	(0.43)
Year Ended June 30, 2003	10.31	0.44		0.35	0.79	(0.44)	(0.44)

Louisiana Municipal Bond Fund
Year Ended February 29, 2008	9.99	0.42		(0.33)	0.09	(0.42)	(0.42)
Year Ended February 28, 2007	10.01	0.42		(0.02)	0.40	(0.42)	(0.42)
July 1, 2005 to February 28, 2006 ( e)	10.26	0.28		(0.25)	0.03	(0.28)	(0.28)
Year Ended June 30, 2005	10.14	0.42		0.13	0.55	(0.43)	(0.43)
Year Ended June 30, 2004	10.58	0.40		(0.44)	(0.04)	(0.40)	(0.40)
Year Ended June 30, 2003	10.20	0.41		0.38	0.79	(0.41)	(0.41)

Michigan Municipal Bond Fund
Year Ended February 29, 2008	10.63	0.42	( f)	(0.28)	0.14	(0.42)	(0.42)
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	(0.44)
July 1, 2005 to February 28, 2006 ( e)	10.89	0.30		(0.21)	0.09	(0.30)	(0.30)
Year Ended June 30, 2005	10.82	0.46		0.07	0.53	(0.46)	(0.46)
Year Ended June 30, 2004	11.29	0.47		(0.47)	—	(0.47)	(0.47)
Year Ended June 30, 2003	10.83	0.46		0.46	0.92	(0.46)	(0.46)

Municipal Income Fund
Year Ended February 29, 2008	9.77	0.3 6		(0.2 7)	0.09	(0.36)	(0.36)
Year Ended February 28, 2007	9.74	0.36		0.03	0.39	(0.36)	(0.36)
July 1, 2005 to February 28, 2006 ( e)	9.87	0.25		(0.13)	0.12	(0.25)	(0.25)
Year Ended June 30, 2005	9.74	0.39		0.14	0.53	(0.40)	(0.40)
Year Ended June 30, 2004	10.09	0.41		(0.35)	0.06	(0.41)	(0.41)
Year Ended June 30, 2003	9.89	0.43		0.20	0.63	(0.43)	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

100   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed interest) (d)		Net expenses (including imputed interest) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (b)
$9.79	1.23	%( g)	$63,219	0.64%	(h )	0.64%	(h )	4.10%	0.83%	0.83%	8%
10.08	3.69		73,481	0.63		0.63		4.20	0.79	0.79	13
10.14	0.59		81,739	0.63		0.63		4.10	0.79	0.79	4
10.36	5.36		86,432	0.61		0.61		4.00	0.68	0.68	3
10.24	0.10		95,277	0.61		0.61		4.09	0.66	0.66	5
10.66	7.74		116,423	0.61		0.61		4.12	0.66	0.66	9

9.66	0.85	( g)	28,301	0.63		0.63		4.18	0.85	0.85	11
9.99	4.12		35,174	0.63		0.63		4.24	0.82	0.82	10
10.01	0.33		38,157	0.64	( h)	0.64	( h)	4.13	0.83	0.83	2
10.26	5.46		41,876	0.62		0.62		4.07	0.82	0.82	3
10.14	(0.37)		45,453	0.6 1		0.6 1		3.84	0.81	0.81	2
10.58	7.86		56,421	0.61		0.61		3.90	0.81	0.81	10

10.35	1.29 ( g)		173,800	0.63		0.63		3.93	0.74	0.74	4
10.63	3.72		210,128	0.61		0.61		4.13	0.72	0.72	21
10.68	0.87		182,938	0.61		0.61		4.24	0.72	0.72	4
10.89	4.97		171,727	0.61		0.61		4.18	0.69	0.69	12
10.82	(0.04)		172,951	0.60		0.60		4.22	0.65	0.65	10
11.29	8.67		203,301	0.60		0.60		4.18	0.65	0.65	11

9.50	0.89	( g)	1,512,691	0.60		0.63		3. 69	0.6 9	0.72	29
9.77	4.14		1,372,743	0.59		0.66		3.77	0.68	0.75	39
9.74	1.20		1,041,847	0.59		0.74		3.91	0.69	0.84	28
9.87	5.55		680,707	0.60		0.71		3.91	0.66	0.77	39
9.74	0.57		763,172	0.59		0.65		4.08	0.64	0.70	48
10.09	6.48		898,852	0.59		0.65		4.27	0.64	0.70	74

JULY 1, 2008   101

Financial Highlights (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
New York Tax Free Bond Fund
Year Ended February 29, 2008	$7.06	$0.27	( g)	$(0.14)	$0.13	$(0.27)	$—		$(0.27)
Year Ended February 28, 2007	7.09	0.26	( g)	(0.03)	0.23	(0.26)	—		(0.26)
September 1, 2005 to February 28, 2006 (e)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)		(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)		(0.34)
Year Ended August 31, 2004	7.37	0.25		0.16	0.41	(0.25)	(0.11)		(0.36)
Year Ended August 31, 2003	7.46	0.26	( g)	(0.09)	0.17	(0.26)	—	( h)	(0.26)

Ohio Municipal Bond Fund
Year Ended February 29, 2008	10.80	0.43		(0.28)	0.15	(0.43)	—		(0.43)
Year Ended February 28, 2007	10.83	0.44		(0.02)	0.42	(0.45)	—		(0.45)
July 1, 2005 to February 28, 2006 ( f)	11.04	0.30		(0.21)	0.09	(0.30)	—		(0.30)
Year Ended June 30, 2005	10.93	0.44		0.11	0.55	(0.44)	—		(0.44)
Year Ended June 30, 2004	11.36	0.44		(0.43)	0.01	(0.44)	—		(0.44)
Year Ended June 30, 2003	10.97	0.44		0.39	0.83	(0.44)	—		(0.44)

Short Term Municipal Bond Fund
Year Ended February 29, 2008	10.16	0.32		0.04	0.36	(0.32)	—		(0.32)
Year Ended February 28, 2007	10.13	0.29		0.03	0.32	(0.29)	—		(0.29)
July 1, 2005 to February 28, 2006 ( f)	10.21	0.18		(0.08)	0.10	(0.18)	—		(0.18)
Year Ended June 30, 2005	10.19	0.26		0.02	0.28	(0.26)	—		(0.26)
Year Ended June 30, 2004	10.43	0.25		(0.21)	0.04	(0.25)	(0.03)		(0.28)
Year Ended June 30, 2003	10.24	0.28		0.20	0.48	(0.28)	(0.01)		(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

102   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$6.92	1.78%		$447,877	0.70%	3.77%	0.70%	17%
7.06	3.36		474,620	0.70	3.70	0.70	11
7.09	0.25		565,582	0.72	3.38	0.73	5
7.20	1.76		429,803	0.71	3.21	0.72	25
7.42	5.60		394,144	0.72	3.35	0.76	30
7.37	2.32		410,000	0.72	3.48	0.75	38

10.52	1.43	( i)	118,518	0.63	4.04	0.75	15
10.80	3.94		106,494	0.63	4.12	0.75	19
10.83	0.81		91,515	0.63	4.05	0.75	4
11.04	5.13		98,393	0.61	3.96	0.79	7
10.93	0.06		110,433	0.60	3.88	0.81	16
11.36	7.67		132,810	0.60	3.90	0.81	15

10.20	3.63	( i)	180,070	0.55	3.14	0.69	43
10.16	3.19		198,903	0.55	2.80	0.67	24
10.13	0.97		263,075	0.55	2.57	0.67	13
10.21	2.80		306,288	0.55	2.53	0.76	41
10.19	0.35		331,423	0.55	2.36	0.81	138
10.43	4.81		334,990	0.55	2.79	0.81	110

JULY 1, 2008   103

Financial Highlights (continued)

Select Class (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Free Bond Fund
Year Ended February 29, 2008	$12.69	$0.54	$(0.62)	$(0.08)	$(0.54)	$(0.02)	$(0.56)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 to February 28, 2006 ( e)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59	0.53	1.12	(0.59)	—	(0.59)

West Virginia Municipal Bond Fund
Year Ended February 29, 2008	9.96	0.41	(0.23)	0.18	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.00	0.41	(0.04)	0.37	(0.41)	—	(0.41)
July 1, 2005 to February 28, 2006 ( e)	10.22	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.19	0.44	0.36	0.80	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e)	The Fund changed its fiscal year end from June 30 to the last day of February.

( f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

( g)	Includes interest expense of 0.01%.

104   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.05	(0.67	)%( f)	$751,440	0.58%		4.28%	0.70%	29%
12.69	4.13		897,343	0.58		4.19	0.70	31
12.74	1.18		1,107,478	0.58		4.04	0.68	30
13.01	7.06		963,903	0.58		4.18	0.66	43
12.88	0.53		437,303	0.59		4.41	0.64	20
13.42	8.86		515,093	0.58		4.47	0.63	12

9.73	1.80	( f)	72,261	0.64	( g)	4.10	0.81	9
9.96	3.82		76,610	0.63		4.15	0.79	17
10.00	0.65		79,889	0.63		4.23	0.80	4
10.22	5.27		84,544	0.61		3.99	0.70	4
10.11	(0.33)		83,362	0.60		3.92	0.66	20
10.55	8.00		88,621	0.59		4.24	0.65	10

JULY 1, 2008   105

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

Prior to becoming an affiliate of JPMorgan Chase, o n June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and any funds which acquired the assets of funds which were series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with

106   JPMORGAN MUNICIPAL BOND FUNDS

affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ration” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The Funds offered in this prospectus are not subject to a Reduced Rate.

The table below shows the ratios for Select Class Shares for the following Funds which are subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio%
JPMorgan Short Term Municipal Bond Fund	Select	0.5 6	0. 70
JPMorgan Municipal Income Fund	Select	0. 67	0.7 4
JPMorgan Arizona Municipal Bond Fund	Select	0.6 4	0.7 8
JPMorgan Kentucky Municipal Bond Fund	Select	0.63	0. 83
JPMorgan Louisiana Municipal Bond Fund	Select	0.63	0.8 5
JPMorgan Michigan Municipal Bond Fund	Select	0.63	0.7 4
JPMorgan Ohio Municipal Bond Fund	Select	0.63	0.75
JPMorgan West Virginia Municipal Bond Fund	Select	0.63	0. 81
JPMorgan Tax Free Bond Fund	Select	0.58	0.70
JPMorgan Intermediate Tax Free Bond Fund	Select	0.59	0.68

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   107

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Short Term Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$57	5.00%	4.44%	4.44%
June 30, 2010	75	10.25	8.93	4.30
June 30, 2011	78	15.76	13.61	4.30
June 30, 2012	81	21.55	18.50	4.30
June 30, 2013	85	27.63	23.60	4.30
June 30, 2014	88	34.01	28.91	4.30
June 30, 2015	92	40.71	34.45	4.30
June 30, 2016	96	47.75	40.24	4.30
June 30, 2017	100	55.13	46.27	4.30
June 30, 2018	105	62.89	52.55	4.30

JPMorgan Municipal Income Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$68	5.00%	4.33%	4.33%
June 30, 2010	79	10.25	8.77	4.26
June 30, 2011	82	15.76	13.41	4.26
June 30, 2012	86	21.55	18.24	4.26
June 30, 2013	89	27.63	23.28	4.26
June 30, 2014	93	34.01	28.53	4.26
June 30, 2015	97	40.71	34.00	4.26
June 30, 2016	101	47.75	39.71	4.26
June 30, 2017	106	55.13	45.66	4.26
June 30, 2018	110	62.89	51.87	4.26

JPMorgan Arizona Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$65	5.00%	4.36%	4.36%
June 30, 2010	83	10.25	8.76	4.22
June 30, 2011	87	15.76	13.35	4.22
June 30, 2012	90	21.55	18.14	4.22
June 30, 2013	94	27.63	23.12	4.22
June 30, 2014	98	34.01	28.32	4.22
June 30, 2015	102	40.71	33.73	4.22
June 30, 2016	107	47.75	39.38	4.22
June 30, 2017	111	55.13	45.26	4.22
June 30, 2018	116	62.89	51.39	4.22

108   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Kentucky Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$64	5.00%	4.37%	4.37%
June 30, 2010	88	10.25	8.72	4.17
June 30, 2011	92	15.76	13.26	4.17
June 30, 2012	96	21.55	17.98	4.17
June 30, 2013	100	27.63	22.90	4.17
June 30, 2014	104	34.01	28.02	4.17
June 30, 2015	108	40.71	33.36	4.17
June 30, 2016	113	47.75	38.92	4.17
June 30, 2017	118	55.13	44.72	4.17
June 30, 2018	123	62.89	50.75	4.17

JPMorgan Louisiana Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$64	5.00%	4.37%	4.37%
June 30, 2010	91	10.25	8.70	4.15
June 30, 2011	94	15.76	13.21	4.15
June 30, 2012	98	21.55	17.91	4.15
June 30, 2013	102	27.63	22.80	4.15
June 30, 2014	107	34.01	27.90	4.15
June 30, 2015	111	40.71	33.21	4.15
June 30, 2016	116	47.75	38.74	4.15
June 30, 2017	120	55.13	44.49	4.15
June 30, 2018	125	62.89	50.49	4.15

JPMorgan Michigan Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$64	5.00%	4.37%	4.37%
June 30, 2010	79	10.25	8.82	4.26
June 30, 2011	82	15.76	13.45	4.26
June 30, 2012	86	21.55	18.28	4.26
June 30, 2013	89	27.63	23.32	4.26
June 30, 2014	93	34.01	28.58	4.26
June 30, 2015	97	40.71	34.05	4.26
June 30, 2016	101	47.75	39.77	4.26
June 30, 2017	106	55.13	45.72	4.26
June 30, 2018	110	62.89	51.93	4.26

JULY 1, 2008   109

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Ohio Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$64	5.00%	4.37%	4.37%
June 30, 2010	80	10.25	8.81	4.25
June 30, 2011	83	15.76	13.43	4.25
June 30, 2012	87	21.55	18.25	4.25
June 30, 2013	91	27.63	23.28	4.25
June 30, 2014	94	34.01	28.52	4.25
June 30, 2015	98	40.71	33.98	4.25
June 30, 2016	103	47.75	39.67	4.25
June 30, 2017	107	55.13	45.61	4.25
June 30, 2018	112	62.89	51.80	4.25

JPMorgan West Virginia Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$64	5.00%	4.37%	4.37%
June 30, 2010	86	10.25	8.74	4.19
June 30, 2011	90	15.76	13.30	4.19
June 30, 2012	94	21.55	18.05	4.19
June 30, 2013	98	27.63	22.99	4.19
June 30, 2014	102	34.01	28.15	4.19
June 30, 2015	106	40.71	33.52	4.19
June 30, 2016	110	47.75	39.11	4.19
June 30, 2017	115	55.13	44.94	4.19
June 30, 2018	120	62.89	51.01	4.19

JPMorgan Tax Free Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$59	5.00%	4.42%	4.42%
June 30, 2010	75	10.25	8.91	4.30
June 30, 2011	78	15.76	13.59	4.30
June 30, 2012	81	21.55	18.48	4.30
June 30, 2013	85	27.63	23.57	4.30
June 30, 2014	88	34.01	28.89	4.30
June 30, 2015	92	40.71	34.43	4.30
June 30, 2016	96	47.75	40.21	4.30
June 30, 2017	100	55.13	46.24	4.30
June 30, 2018	105	62.89	52.53	4.30

110   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Intermediate Tax Free Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$60	5.00%	4.41%	4.41%
June 30, 2010	73	10.25	8.92	4.32
June 30, 2011	76	15.76	13.63	4.32
June 30, 2012	79	21.55	18.53	4.32
June 30, 2013	82	27.63	23.66	4.32
June 30, 2014	86	34.01	29.00	4.32
June 30, 2015	90	40.71	34.57	4.32
June 30, 2016	93	47.75	40.38	4.32
June 30, 2017	98	55.13	46.45	4.32
June 30, 2018	102	62.89	52.77	4.32

JULY 1, 2008   111

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investor may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds, except the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-4236.

Investment Company Act File No. for the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-21295.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MBTFS-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Municipal Bond

Funds

Institutional Class Shares

JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan California Tax Free Bond Fund	1
JPMorgan Intermediate Tax Free Bond Fund	7
JPMorgan New York Tax Free Bond Fund	13
The Funds’ Management and Administration	19
How to Do Business with the Funds	21
Purchasing Fund Shares	21
Networking and Sub-Transfer Agency Fees	24
Exchanging Fund Shares	24
Redeeming Fund Shares	25
Shareholder Information	27
Distributions and Taxes	27
Shareholder Statements and Reports	29
Availability of Proxy Voting Record	29
Portfolio Holdings Disclosure	29
Investment Practices	30
Risk and Reward Elements for the Funds	35
Financial Highlights	40
Legal Proceedings and Additional Fee and Expense Information	42
How to Reach Us	Inside back cover

JPMorgan California Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund’s objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California taxes. For non-California residents, the income from California municipal securities may also be subject to state and local taxes in their jurisdiction of residence.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund’s securities may be of any maturity, but under normal circumstances the Fund’s duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index (also known as the Lehman 1–17 Year California Municipal Bond Index). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 3 1, 2008, the Lehman Brother California Competitive Intermediate Bond (1–17 Year) Index was 4.39 years, although the duration will likely vary in the future.

At least 90% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   1

JPMorgan California Tax Free Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Recently, economic growth in California has slowed largely because of the downturn in the housing sector and high energy costs and may continue to decelerate in calendar year 2008.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and

2   JPMORGAN MUNICIPAL BOND FUNDS

make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 3 0 –3 8 .

JULY 1, 2008   3

JPMorgan California Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, a broad-based securities market index and the Lipper California Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.43%	Worst Quarter	2nd quarter, 1999	–2.03%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.11%.

4   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	3.62	3.18	4.34
Return After Taxes on Distributions	3.61	2.97	4.19
Return After Taxes on Distributions and Sale of Fund Shares	3.71	3.15	4.22

LEHMAN BROTHERS CALIFORNIA COMPETITIVE INTERMEDIATE BOND (1–17 YEAR) INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.39	3.93	4.88

LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	2.95	2.94	4.09

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is used as a representation of California municipal securities with maturities from 1-17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan California Tax Free Bond Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.22
Total Annual Operating Expenses	0.62
Fee Waivers and Expense Reimbursements[2]	(0.12)
Net Expenses[2]	0.50

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
51	186	334	763

6   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Intermediate Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short- term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 30 for a discussion on average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   7

JPMorgan Intermediate Tax Free Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When

8   JPMORGAN MUNICIPAL BOND FUNDS

mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 3 0 –3 8 .

JULY 1, 2008   9

JPMorgan Intermediate Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.17%	Worst Quarter	2nd quarter, 2004	–2.20%

*	Institutional Class Shares were launched on 9/10/01. The performance in the bar chart prior to 1/1/02 is based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.55%.

10   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES*
Return Before Taxes	3.95	3.24	4.46
Return After Taxes On Distribution	3.95	3.18	4.36
Return After Taxes on Distributions and Sale of Fund Shares	3.94	3.32	4.39

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Institutional Class Shares were launched on 9/10/01. The performance in the table prior to 9/10/01 is based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   11

JPMorgan Intermediate Tax Free Bond Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.13
Total Annual Operating Expenses	0.53
Fee Waivers and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.50

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
51	167	293	662

12   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan New York Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. ”Assets“ means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 30 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects

JULY 1, 2008   13

JPMorgan New York Tax Free Bond Fund (continued)

individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. One the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  The Fund invests primarily in New York State and its municipalities and public authorities. As the nation’s financial capital, New York faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Recently, economic growth has slowed in New York partially because of the downturn in the housing sector and a decrease in household and business spending. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. For example, the financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds. This would hurt the Fund’s returns and its ability to preserve capital and liquidity.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be

14   JPMORGAN MUNICIPAL BOND FUNDS

given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 3 0 –3 8 .

JULY 1, 2008   15

JPMorgan New York Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.15%	Worst Quarter	2nd quarter, 2004	–2.24%

*	Institutional Class Shares were launched on 9/10/01. The performance in the bar chart prior to 1/1/02 is based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.83%.

16   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL SHARES*
Return Before Taxes	4.07	3.12	4.34
Return After Taxes on Distributions	4.07	3.01	4.25
Return After Taxes on Distributions and Sale of Fund Shares	4.06	3.18	4.28

LEHMAN BROTHERS NEW YORK COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.57	3.84	4.91

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Institutional Class Shares were launched on 9/10/01. The performance in the table prior to 9/10/01 is based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

1	The Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   17

JPMorgan New York Tax Free Bond Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.15
Total Annual Operating Expenses	0.55
Fee Waivers and Expense Reimbursements[2]	(0.05)
Net Expenses[2]	0.50

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
51	171	302	684

18   JPMORGAN MUNICIPAL BOND FUNDS

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust I, a Delaware statutory trust ( the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 2/2 9 /0 8 , JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

California Tax Free Bond Fund	0.2 4%
Intermediate Tax Free Bond Fund	0.30
New York Tax Free Bond Fund	0.30

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund.  David Sivinski, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan California Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund since April, 2005 and March, 2005, respectively. In addition to his role at JPMIM, Mr. Sivinski has worked at JPMorgan Investment Advisors (JPMIA), an affiliate of JPMIM since 1992. Michelle G. Valladolid has also participated in the management of the JPMorgan California Tax Free Bond Fund since June, 2004. Ms. Valladolid is a portfolio manager in the Municipal Group within the U.S. Fixed Income Group. An employee of JPMIM since 1999 and a member of the portfolio management team since July, 2002, Ms. Valladolid is responsible for portfolios under the Low Tax Rate Strategy. She began her career at JPMIM in July, 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management. Kevin Ellis has also participated in the management of the JPMorgan New York Tax Free Bond Fund since May, 2005. Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group. Previously, Mr. Ellis worked at Alliance Capital/Sanford Bernstein from 1995 through 2003 as a municipal bond trader.

JPMorgan Intermediate Tax Free Bond Fund.  Richard Taormina , Managing Director, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Intermediate Tax Free Bond Fund since February, 2006. Mr. Taormina has been an employee of JPMIM since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, he was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. David Sivinski CFA has also participated in the management of the JPMorgan Intermediate Tax Free Bond Fund since June, 2005. Biographical information on Mr. Sivinski is described under JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund.

JULY 1, 2008   19

The Funds’ Management and Administration (continued)

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase , that have entered into agreement s with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing , sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder , sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees . These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

20   JPMORGAN MUNICIPAL BOND FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•	Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded ; therefore , no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round

JULY 1, 2008   21

How to Do Business with the Funds (continued)

trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures

22   JPMORGAN MUNICIPAL BOND FUNDS

adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days that the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

JULY 1, 2008   23

How to Do Business with the Funds (continued)

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER
AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 a.m. ET).

24   JPMORGAN MUNICIPAL BOND FUNDS

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund of a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

JULY 1, 2008   25

How to Do Business with the Funds (continued)

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

2.	For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

26   JPMORGAN MUNICIPAL BOND FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends of net investment income, if any, on the last business day of each month and pays such dividends on the first business day of the following month. Each Fund will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss ), if any, at least annually. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for each Fund, the Funds invest primarily in various types of municipal bonds, the interest on which is exempt from federal income tax . Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. However, dividends of interest earned on bonds issued by the U.S. government and its agencies might be exempt from some types of state and local taxes. You should consult your tax advisor concerning your own tax situation. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Funds may invest a portion of their assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the Funds that are not properly designated as exempt-interest dividends are expected primarily to be taxable as ordinary income from dividends. For federal income tax purposes, dividends of net investment income ( and any net short-term capital gain ) paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. T he amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Municipal Bond Funds will qualify to any significant extent for designation as qualified dividend income.

Investors should consult their advisers about other state and local tax consequences of the investment in the Funds. The information below is based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect .

California Taxes. California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal

JULY 1, 2008   27

Shareholder Information (continued)

income tax purposes. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the Fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

New York Taxes. Dividends paid by the New York Tax Free Bond Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not the New York State corporate franchise tax or New York City General corporate tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations , mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including at times when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of federal tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax

28   JPMORGAN MUNICIPAL BOND FUNDS

advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   29

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan California Tax Free Bond Fund	1
JPMorgan Intermediate Tax Free Bond Fund	2
JPMorgan New York Tax Free Bond Fund	3

INSTRUMENT	FUND CODE	RISK TYPE
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–3	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1–3	Credit Interest Rate Liquidity Market
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–3	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–3	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–3	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–3	Credit Currency Interest Rate Liquidity Market Political

30   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (“CDS”) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–3	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–3	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1–3	Liquidity Management Market
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (“SPDRs”) and NASDAQ 100’s.
	1–3	Investment Company Market
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by the Fund’s adviser to be of comparable quality.	1	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–3	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–3	Credit Leverage Market

JULY 1, 2008   31

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–3	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in all or a portion of loans to corporations or to governments, including governments of less developed countries.	1–3	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed securities.
	1–3	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–3	Credit Interest Rate Market Natural Event s Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1–3	Credit Liquidity Management Market
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.
	1–3	Credit Leverage Liquidity Management Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1–3	Liquidity Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–3	Credit Liquidity Market

32   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–3	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1–3	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.
	1-3	Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–3	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–3	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1–3	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–3	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1–3	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“ Ginnie Mae ”) , the Federal National Mortgage Association (“ Fannie Mae ”) and the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”) , including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–3	Credit Gov’t Securities Interest Rate Market

JULY 1, 2008   33

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
	1–3	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–3	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–3	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency Risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

34   JPMORGAN MUNICIPAL BOND FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that make up each Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  Each Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of such default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements; see Investment Practices for a list of investments a particular Fund may use
• The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Funds have the option of investing up to 100% of total assets in high quality short-term instruments
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or
lower) have a higher risk of default,
tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

JULY 1, 2008   35

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management and /or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• The Funds only establish hedges that they expect will be highly correlated with underlying positions
• The Funds may use derivatives to increase income or gain
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

36   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements ) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a bond is overvalued and its value later falls	• The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

JULY 1, 2008   37

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

38   JPMORGAN MUNICIPAL BOND FUNDS

This Page Intentionally Left Blank.

JULY 1, 2008   39

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Institutional Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Year Ended February 29, 2008	$10.22	$0.3 8	(f)	$(0.2 9)	$0.09	$(0.39)	$—	$(0.39)
Year Ended February 28, 2007	10.23	0.39		(0.02)	0.37	(0.38)	—	(0.38)
September 1, 2005 to February 28, 2006 (e)	10.33	0.17		(0.07)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)
Year Ended August 31, 2004	10.64	0.39		0.21	0.60	(0.39)	(0.24)	(0.63)
Year Ended August 31, 2003	10.90	0.41		(0.23)	0.18	(0.40)	(0.04)	(0.44)

Intermediate Tax Free Bond Fund
Year Ended February 29, 2008	10.63	0.41	(f)	(0.23)	0.18	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.64	0.42	(f)	(0.01)	0.41	(0.42)	— (g)	(0.42)
September 1, 2005 to February 28, 2006 (e)	10.81	0.20		(0.12)	0.08	(0.21)	(0.04)	(0.25)
Year Ended August 31, 2005	10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)
Year Ended August 31, 2004	10.93	0.43	(f)	0.14	0.57	(0.43)	(0.08)	(0.51)
Year Ended August 31, 2003	11.15	0.43		(0.15)	0.28	(0.43)	(0.07)	(0.50)

New York Tax Free Bond Fund
Year Ended February 29, 2008	7.06	0.28	(f)	(0.14)	0.14	(0.28)	—	(0.28)
Year Ended February 28, 2007	7.09	0.27	(f)	(0.02)	0.25	(0.28)	—	(0.28)
September 1, 2005 to February 28, 2006 (e)	7.20	0.13		(0.10)	0.03	(0.13)	(0.01)	(0.14)
Year Ended August 31, 2005	7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2004	7.36	0.26		0.16	0.42	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2003	7.46	0.28	(f)	(0.10)	0.18	(0.28)	— (g)	(0.28)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

40   JPMORGAN MUNICIPAL BOND FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.92	0.83%		$45,211	0.50%		3.78%	0.62%	19%
10.22	3.75		32,474	0.50		3.77	0.62	22
10.23	0.97		38,042	0.50		3.66	0.71	4
10.33	2.42		26,100	0.50		3.62	0.67	40
10.61	5.76		71,759	0.50		3.62	0.70	43
10.64	1.67		107,000	0.50		3.72	0.66	49

10.40	1.69	(h)	540,01 1	0.50		3.87	0.53	18
10.63	3.94		472,125	0.50		3.92	0.53	19
10.64	0.67		308,125	0.50		3.93	0.54	6
10.81	2.52		247,373	0.50		3.85	0.56	28
10.99	5.26		384,851	0.50		3.87	0.59	65
10.93	2.60		484,000	0.50		3.89	0.59	56

6.92	2.00		60,281	0.50		3.98	0.55	17
7.06	3.55		91,940	0.51	(i)	3.90	0.55	11
7.09	0.35		112,897	0.50		3.58	0.57	5
7.20	2.11		132,939	0.50		3.42	0.58	25
7.41	5.82		174,207	0.50		3.57	0.61	30
7.36	2.40		229,000	0.50		3.70	0.60	38

JULY 1, 2008   41

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, o n June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Intermediate Tax Free Bond Fund which acquired the assets of a fund which was a series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

42   JPMORGAN MUNICIPAL BOND FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The Funds offered in this prospectus are not subject to a Reduced Rate.

The table below shows the ratios for Institutional Class Shares for the following Fund which is subject to the Non-Reduced Rate.

NON-REDUCED RATE FUND

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Intermediate Tax Free Bond Fund	Institutional	0.50	0.53

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   43

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Intermediate Tax Free Bond Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$51	5.00%	4.50%	4.50%
June 30, 20 10	57	10.25	9.17	4.47
June 30, 20 11	59	15.76	14.05	4.47
June 30, 201 2	62	21.55	19.15	4.47
June 30, 201 3	65	27.63	24.48	4.47
June 30, 201 4	67	34.01	30.04	4.47
June 30, 201 5	70	40.71	35.85	4.47
June 30, 201 6	74	47.75	41.92	4.47
June 30, 201 7	77	55.13	48.27	4.47
June 30, 201 8	80	62.89	54.90	4.47

44   JPMORGAN MUNICIPAL BOND FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investor may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Funds is 811-21295.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MBTFI-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Municipal Bond

Funds

Select Class Shares

Distributed through JPMorgan Distribution Services, Inc.

JPMorgan Intermediate Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Intermediate Tax Free Bond Fund	1
The Fund’s Management and Administration	7
How to Do Business with the Fund	9
Purchasing Fund Shares	9
Networking and Sub-Transfer Agency Fees	12
Redeeming Fund Shares	12
Shareholder Information	14
Distributions and Taxes	14
Shareholder Statements and Reports	15
Availability of Proxy Voting Record	15
Portfolio Holdings Disclosure	15
Investment Practices	16
Risk and Reward Elements for the Fund	21
Financial Highlights	26
Legal Proceedings and Additional Fee and Expense Information	28
How to Reach Us	Inside back cover

JPMorgan Intermediate Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed and asset-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 16 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2008   1

JPMorgan Intermediate Tax Free Bond Fund (continued)

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded, and could potentially default on their obligations in the future. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Furthermore, there may be times that, in the opinion of the adviser, municipal securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal

2   JPMORGAN MUNICIPAL BOND FUNDS

income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 16 – 24 .

JULY 1, 2008   3

JPMorgan Intermediate Tax Free Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.13%	Worst Quarter	2nd quarter, 2004	–2.23%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.63%.

4   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended DECEMBER 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 YEARS
SELECT CLASS SHARES
Return Before Taxes	3.76	3.12	4.38
Return After Taxes On Distribution	3.76	3.06	4.28
Return After Taxes on Distributions and Sale of Fund Shares	3.78	3.20	4.31

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.47	3.82	4.90

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	3.21	3.26	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Intermediate Tax Free Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are Deducted from Select Class Assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.13

Total Annual Operating Expenses	0.68
Fee Waivers and Expense Reimbursements[2]	(0.09)

Net Expenses[2]	0.59

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	208	370	838

6   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Management and Administration

The JPMorgan Intermediate Tax Free Bond Fund is a series of JPMorgan Trust I, a Delaware statutory trust ( the Trust). The Trust is governed by T rustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 for more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 2/2 9 /0 8 , the adviser was paid management fees (net of waivers), of 0.30% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of JPMorgan Trust I used in reapproving the investment advisory agreement for the Fund is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Richard Taormina , Managing Director, has been the lead portfolio manager responsible for the day-to-day management of the Fund since February, 2006. Mr. Taormina has been an employee of JPMIM since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, he was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. Prior to joining JPMIM, he was the senior trader at The Vanguard Group of Investment Companies. David Sivinski, CFA, has also participated in the management of the Fund since June, 2005. In addition to his role at JPMIM, Mr. Sivinski has worked at JPMorgan Investment Advisors, an affiliate of JPMIM since 1992. Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-funds-of-funds in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

JULY 1, 2008   7

The Fund’s Management and Administration (continued)

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS , and from time to time, other affiliates of JPMorgan Chase , may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase , that have entered into agreement s with JPMDS . These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing , sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder , sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholder. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for m ore information.

8   JPMORGAN MUNICIPAL BOND FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase or redemption orders.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan

JULY 1, 2008   9

How to Do Business with the Fund (continued)

Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if

10   JPMORGAN MUNICIPAL BOND FUNDS

a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b)) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, speak to your Financial Intermediary.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to

JULY 1, 2008   11

How to Do Business with the Fund (continued)

purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

If you have any questions, contact your Financial Intermediary.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption orders received by a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may send a written redemption request to your Financial Intermediary.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

12   JPMORGAN MUNICIPAL BOND FUNDS

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?” The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2008   13

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings , if any, to shareholders as distributions.

The Fund generally declares dividends of net investment income, if any, on the last business day of each month and pays such dividends on the first business day of the following month. The Fund will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, t he Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?”, the Fund invests primarily in various types of municipal bonds, the interest on which is exempt from federal income tax. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. However, dividends of interest earned on bonds issued by the U.S. government and its agencies might be exempt from some types of state and local taxes. You should consult your tax advisor concerning your own tax situation. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

The Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the Fund that are not properly designated as exempt-interest dividends are expected primarily to be taxable as ordinary income from dividends. For federal income tax purposes, dividends of net investment income (and any net short-term capital gain ) paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. T he amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt obligations , mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue

14   JPMORGAN MUNICIPAL BOND FUNDS

and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including at times when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of federal tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   15

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed. In addition to the types of securities listed below, the Fund has average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The term “Intermediate” in the Fund’s name refers to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

INSTRUMENT	RISK TYPE
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell , and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political

16   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	RISK TYPE
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (“CDS”) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
Liquidity Management Market
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (“SPDRs”) and NASDAQ 100’s.
Investment Company Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
Investment Company Market

JULY 1, 2008   17

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Loan Assignments and Participations: Assignments of, or participations in all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed securities.
Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Credit Interest Rate Market Natural Event s Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.
Credit Leverage Liquidity Management Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Liquidity Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Credit Liquidity Market

18   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.
Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“ Ginnie Mae ”) , the Federal National Mortgage Association (“ Fannie Mae ”) and the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”) , including funding notes, subordinated benchmark notes, CMOs and REMICs.
Credit Gov’t Securities Interest Rate Market

JULY 1, 2008   19

Investment Practices (continued)

INSTRUMENT	RISK TYPE
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency Risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

20   JPMORGAN MUNICIPAL BOND FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  The Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of such default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Fund has the option of investing up to 100% of total assets in high-quality short-term securities instruments
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

•  The default of an issuer would leave the Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

JULY 1, 2008   21

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives*

•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
• The Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Fund which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Fund uses derivatives for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of the Fund’s exposure relative to its benchmark
• The Fund only establishes hedges that they expect will be highly correlated with underlying positions
• The Fund may use derivatives to increase income or gain
• While the Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

22   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies

•  If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
•  Generally, a fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a fund may invest in both affiliated and unaffiliated money market funds without limit subject to a fund’s investment policies and restrictions and the conditions of the rule

Securities lending [1]

•  When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify the Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

1	Although the Fund is authorized to engage in securities lending, the Fund currently does not do so.

JULY 1, 2008   23

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings

• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  The Fund may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•  Increased trading would raise the Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability ; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a bond is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

24   JPMORGAN MUNICIPAL BOND FUNDS

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JULY 1, 2008   25

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with the Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Tax Free Bond Fund
Year Ended February 29, 2008	$10.64	$0.40	(f)	$(0.23)	$0.17	$(0.40)	$—	$(0.40)
Year Ended February 28, 2007	10.65	0.41	(f)	(0.01)	0.40	(0.41)	— (g)	(0.41)
September 1, 2005 to February 28, 2006 (e)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2004	10.93	0.41	(f)	0.15	0.56	(0.41)	(0.08)	(0.49)
Year Ended August 31, 2003	11.15	0.42		(0.15)	0.27	(0.42)	(0.07)	(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less 0.01% on total return.

26   JPMORGAN MUNICIPAL BOND FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.41	1.61	%(h)	$2,429, 113	0.59%	3.78%	0.68%	18%
10.64	3.84		2,374,148	0.59	3.85	0.68	19
10.65	0.63		2,302,094	0.59	3.84	0.69	6
10.82	2.42		1,668,674	0.62	3.74	0.70	28
11.00	5.19		1,103,996	0.66	3.71	0.73	65
10.93	2.44		1,159,000	0.66	3.73	0.74	56

JULY 1, 2008   27

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, o n June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and

28   JPMORGAN MUNICIPAL BOND FUNDS

other fees and expenses of the Fund. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Intermediate Tax Free Bond Fund	Select	0.59%	0.68%

The Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

JULY 1, 2008   29

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan Intermediate Tax Free Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%
June 30, 20 10	73	10.25	8.92	4.32
June 30, 201 1	76	15.76	13.63	4.32
June 30, 201 2	79	21.55	18.53	4.32
June 30, 201 3	82	27.63	23.66	4.32
June 30, 201 4	86	34.01	29.00	4.32
June 30, 201 5	90	40.71	34.57	4.32
June 30, 201 6	93	47.75	40.38	4.32
June 30, 201 7	98	55.13	46.45	4.32
June 30, 201 8	102	62.89	52.77	4.32

30   JPMORGAN MUNICIPAL BOND FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

Investor may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MTFITFS-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Morgan, Class B & Class C Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	6
JPMorgan U.S. Government Money Market Fund	11
JPMorgan U.S. Treasury Plus Money Market Fund	16
JPMorgan Federal Money Market Fund	20
JPMorgan 100% U.S. Treasury Securities Money Market Fund	24
JPMorgan Tax Free Money Market Fund	28
JPMorgan Municipal Money Market Fund	32
JPMorgan California Municipal Money Market Fund	36
JPMorgan Michigan Municipal Money Market Fund	40
JPMorgan New York Municipal Money Market Fund	44
JPMorgan Ohio Municipal Money Market Fund	48
The Funds’ Management and Administration	52
How Your Account Works	54
Buying Fund Shares	54
Selling Fund Shares	57
Exchanging Fund Shares	58
Distribution Arrangements	59
Other Information Concerning the Funds	61
Shareholder Information	62
Distributions and Taxes	62
Shareholder Statements and Reports	63
Availability of Proxy Voting Record	64
Portfolio Holdings Disclosure	64
What the Terms Mean	65
Financial Highlights	66
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	76
How t o Reach Us	B ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Morgan Shares after eight years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.39%	Worst Quarter	2nd quarter, 2003	0.02%
3rd quarter, 2003
4th quarter, 2003
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.79%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES [1]	4.90	2.76	3.43

CLASS B SHARES	(0.57)	1.88	2.89	[2]

CLASS C SHARES [1]	3.43	2.25	2.86

1	Historical performance shown for Morgan and Class C Shares prior to their inception on 10/1/98 and 5/14/98, respectively, is based on the performance of Class B Shares of the Fund. The actual returns of the Morgan Shares would have been different than those shown because Morgan Shares have different expenses than Class B Shares; for Class C Shares, the actual returns would have been substantially similar.

2	Class B Shares automatically convert to Morgan Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Morgan and Class B operating expenses.

Investor Expenses for Morgan, Class B and Class C Shares

The expenses of the Morgan, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)
(Fees paid directly from your investment)

	Morgan Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) when you buy S hares, as a % of the O ffering P rice	NONE	NONE		NONE

Maximum Deferred Sales Charge (Load) as a % of O riginal Cost of the Shares	NONE	5.00	*	1.00

*	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan, Class B and Class C assets)

	Morgan Shares	Class B Shares	Class C Shares
Management Fees	0.08	0.08	0.08
Distribution (Rule 12b-1) Fees	NONE	0.75	0.75
Shareholder Service Fees	0.35	0.25	0.25
Other Expenses[1]	0.0 9	0.0 9	0.09

Total Annual Operating Expenses	0.5 2	1.1 7	1.17
Fee Waiver and Expense Reimbursements[2]	NONE	(0.2 0 )	(0.20)

Net Expenses[2]	0.52	0.97	0.97

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.52%, 0.97% and 0.97%, respectively, of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

4   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	53	167	291	653
CLASS B SHARES*($)	599	652	824	1,221	**
CLASS C SHARES*($)	199	352	624	1,403

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	53	167	291	653
CLASS B SHARES($)	99	352	624	1,221	**
CLASS C SHARES($)	99	352	624	1,403

*	Assumes applicable deferred sales charge is deducted when shares are sold.
**	Reflects conversion of Class B Shares to Morgan Shares after they have been owned for eight years.

JULY 1, 2008   5

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts ( GICs ) and Bank Investment Contracts ( BICs ) .

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   7

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Morgan Shares after eight years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.31%	Worst Quarter	3rd quarter, 2003	0.03%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.79%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES [1]	4.85	2.73	3.48

CLASS B SHARES	(0.55)	1.93	2.84	[2]

CLASS C SHARES [1]	3.45	2.30	2.79

1	Historical performance shown for Morgan and Class C Shares prior to their inception on 2/22/05 and 5/31/00, respectively, is based on the performance of Investor Shares, the original class offered. All prior performance for the Investor Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

2	Class B Shares automatically convert to Morgan Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Morgan and Class B operating expenses.

Investor Expenses for Morgan, Class B and Class C Shares

The expenses of the Morgan, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES
(Fees paid directly from your investment)

	Morgan Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) when you buy S hares, as a % of the O ffering P rice	NONE	NONE		NONE

Maximum Deferred Sales Charge (Load) as a % of O riginal Cost of the Shares	NONE	5.00	*	1.00

*	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan, Class B and Class C assets)

	Morgan Shares	Class B Shares	Class C Shares
Management Fees	0.08	0.08	0.08
Distribution (Rule 12b-1) Fees	0.10	0.75	0.75
Shareholder Service Fees	0.35	0.25	0.25
Other Expenses[1]	0.1 0	0.1 0	0.1 0
Total Annual Operating Expenses	0.6 3	1.1 8	1.1 8
Fee Waiver and Expense Reimbursements[2]	(0.0 4 )	(0.2 1 )	(0.2 1 )
Net Expenses[2]	0.59	0.97	0.97

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59%, 0.97% and 0.97%, respectively, of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   9

JPMorgan Liquid Assets Money Market Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	60	198	347	783
CLASS B SHARES*($)	599	654	829	1,260	**
CLASS C SHARES*($)	199	354	629	1,413

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	60	198	347	783
CLASS B SHARES($)	99	354	629	1,260	**
CLASS C SHARES($)	99	354	629	1,413

*	Assumes applicable deferred sales charge is deducted when shares are sold.

**	Reflects conversion of Class B Shares to Morgan Shares after they have been owned for eight years.

10   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities , and

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.   The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

JULY 1, 2008   11

JPMorgan U.S. Government Money Market Fund (continued)

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.   Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

12   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.55%	Worst Quarter	1st quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Funds Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.79%.

JULY 1, 2008   13

JPMorgan U.S. Government Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	4.68	2.65	3.38

1	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES
(Fees paid directly from your investment)

Maximum Sales Charge (Load) when you buy S hares, as a % of the O ffering P rice	NONE

Maximum Deferred Sales Charge (Load) as a % of O riginal Cost of the Shares	NONE

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.6 2
Fee Waiver and Expense Reimbursements[2]	(0.0 3 )
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

14   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	196	343	771

JULY 1, 2008   15

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury , and

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

16   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Morgan Shares after eight years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.26%	Worst Quarter	2nd quarter, 2004	0.06%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.42%.

JULY 1, 2008   17

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES [1]	4.40	2.54	3.26

CLASS B SHARES	(0.99)	1.83	2.67	[2]

CLASS C SHARES [1]	3.01	2.20	2.61

1	Historical performance shown for Morgan and Class C Shares prior to their inception on 2/22/05 and 2/18/98, respectively, is based on the performance of Investor Shares, the original class offered, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. All prior performance for the Investor Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

2	Class B Shares automatically convert to Morgan Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Morgan and Class B operating expenses.

Investor Expenses for Morgan, Class B and Class C Shares

The expenses of the Morgan, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)
(Fees paid directly from your investment)

	Morgan Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) when you buy S hares, as a % of the O ffering P rice	NONE	NONE		NONE

Maximum Deferred Sales Charge (Load) as a % of O riginal Cost of the Shares	NONE	5.00	*	1.00

*	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan, Class B and Class C assets)

	Morgan Shares	Class B Shares	Class C Shares
Management Fees	0.08	0.08	0.08
Distribution (Rule 12b-1) Fees	0.10	0.75	0.75
Shareholder Service Fees	0.35	0.25	0.25
Other Expenses[1]	0.0 9	0.0 9	0.0 9
Total Annual Operating Expenses	0.6 2	1.1 7	1.1 7
Fee Waiver and Expense Reimbursements[2]	(0.0 3 )	(0.2 0 )	(0.2 0 )
Net Expenses[2]	0.59	0.97	0.97

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59%, 0.97% and 0.97%, respectively, of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

18   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES ($)	60	196	343	771
CLASS B SHARES* ($)	599	652	824	1,249	**
CLASS C SHARES* ($)	199	352	624	1,403

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES ($)	60	196	343	771
CLASS B SHARES ($)	99	352	624	1,249	**
CLASS C SHARES ($)	99	352	624	1,403

*	Assumes applicable deferred sales charge is deducted when shares are sold.
**	Reflects conversion of Class B Shares to Morgan Shares after they have been owned for eight years.

JULY 1, 2008   19

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes , and

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

20   JPMORGAN MONEY MARKET FUNDS

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   21

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.47%	Worst Quarter	1st quarter, 2004	0.08%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.77%.

22   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	4.63	2.56	3.25

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.6 2
Fee Waiver and Expense Reimbursements[2]	(0.0 3 )
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	196	343	771

JULY 1, 2008   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury, or in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

24   JPMORGAN MONEY MARKET FUNDS

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   25

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.46%	Worst Quarter	4th quarter, 2003	0.10%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.56%.

26   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	4.11	2.38	3.11

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.6 2
Fee Waivers and Expense Reimbursements[2]	(0.0 3 )
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	196	343	771

JULY 1, 2008   27

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s total assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

28   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   29

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.96%	Worst Quarter	3rd quarter, 2003	0.09%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.53%.

30   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	3.11	1.80	2.17

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.62
Fee Waivers and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	196	343	771

JULY 1, 2008   31

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining net assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

32   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   33

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.94%	Worst Quarter	3rd quarter, 2003	0.09%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.53%.

34   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	3.14	1.84	2.18

1	The performance in the table for the period before Morgan Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0. 11
Total Annual Operating Expenses	0.6 4
Fee Waivers and Expense Reimbursements[2]	(0.0 5 )
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	200	352	794

JULY 1, 2008   35

JPMorgan California Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of California, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of total assets may be invested in securities paying interest which is subject to federal and California personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to California personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

36   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of California Obligations.  The Fund will be particularly susceptible to difficulties affecting California and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or California personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   37

JPMorgan California Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2000	0.85%	Worst Quarter	3rd quarter, 2003	0.11%
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.51%.

38   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	3.12	1.83	2. 08

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.1 1
Total Annual Operating Expenses	0.6 4
Fee Waivers and Expense Reimbursements[2]	(0.0 9 )
Net Expenses[2]	0.55

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	196	348	790

JULY 1, 2008   39

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s total assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund may invest any portion of its total assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

40   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of Michigan Obligations.  The Fund will be particularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   41

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.92%	Worst Quarter	3rd quarter, 2003	0.08%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes. Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.52%.

42   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	3.15	1.82	2.10

1	The performance in the table for the period before Morgan Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences between classes. Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.1 8
Total Annual Operating Expenses	0.7 1
Fee Waivers and Expense Reimbursements[2]	(0. 12 )
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	215	383	871

JULY 1, 2008   43

JPMorgan New York Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of New York, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of total assets may be invested in securities paying interest which is subject to federal income tax, New York State and New York City personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

44   JPMORGAN MONEY MARKET FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of New York Obligations.  The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or New York State or New York City personal income taxes. Consult your tax professional for more information.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   45

JPMorgan New York Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.94%	Worst Quarter	3rd quarter, 2003	0.09%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.51%.

46   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	3.08	1.79	2.14

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.1 0

Total Annual Operating Expenses	0.6 3
Fee Waiver and Expense Reimbursements[2]	(0.0 4 )

Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	198	347	783

JULY 1, 2008   47

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s total assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund may invest any portion of its total assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

48   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   49

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.92%	Worst Quarter	3rd quarter, 2003	0.08%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.53%.

50   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	3.13	1.80	2.13

1	The performance in the table for the period before Morgan Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences between the classes.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Morgan Shares Assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0. 2 1

Total Annual Operating Expenses	0.7 4
Fee Waivers and Expense Reimbursements[2]	(0.1 5 )

Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	221	397	904

JULY 1, 2008   51

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

•	California Municipal Money Market Fund

•	New York Municipal Money Market Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

•	Michigan Municipal Money Market Fund

•	Ohio Municipal Money Market Fund

Collectively, these are the JPMT II Funds.

Each Trust is governed by Trustees who are responsible for overseeing all business activities of their Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08
California Municipal Money Market Fund	0.08
Michigan Municipal Money Market Fund	0.08
New York Municipal Money Market Fund	0.08
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreement for the Funds is available in the shareholder reports for the period ended August 31, 200 7 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.35% of the average daily net

52   JPMORGAN MONEY MARKET FUNDS

assets of Morgan Shares of each Fund and 0.25% of the average daily net assets of the Class B and Class C Shares. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fees described above to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Morgan Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

With the exception of the Prime Money Market Fund, all of the Funds have adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.10% of the average daily net assets attributable to Morgan Shares. The Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund have adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B and Class C Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   53

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Morgan Shares of these Funds. Unlike the other money market funds in the prospectus, the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund also offer two additional classes of shares: Class B and Class C Shares. You do not pay any front-end sales charge when you buy Class B or Class C Shares of these three Funds. You may have to pay a CDSC when you sell Class B or Class C Shares of these three Funds depending on how long you have held them.

Different sales charges are associated with the Class B and Class C Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund:

•	If you hold Class B Shares, you may be required to pay a CDSC when you sell your shares, depending on the length of your investment in the particular shares.

•	If you hold Class C Shares, you may be required to pay a CDSC if you hold the shares for less than one year.

For more information about Class B and Class C Shares, see “Distribution Arrangements.”

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Morgan Shares, Class B and Class C Shares may be purchased by the general public. You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase Morgan, Class B and Class C Shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the New York Stock Exchange (NYSE) closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

54   JPMORGAN MONEY MARKET FUNDS

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
U.S. Treasury Plus Money Market Fund	5:00 P.M. ET
Federal Money Market Fund	2:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET
Tax Free Money Market Fund	NOON ET
Municipal Money Market Fund	NOON ET
California Municipal Money Market Fund	NOON ET
Michigan Municipal Money Market Fund	NOON ET
New York Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Funds Services
1-800-480-4111

Minimum Investments

Morgan, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. Subsequent investments must be at least $25 per Fund. A lower minimum may be available under the Systematic Investment Plan.

The class you choose should be considered in light of all of your JPMorgan Fund investments. Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more of Class B Shares will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B Shares of all Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B Shares is suitable for you.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

JULY 1, 2008   55

How Your Account Works (continued)

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-MORGAN)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of three ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through JPMorgan Funds Services

Call 1-800-480-4111
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

56   JPMORGAN MONEY MARKET FUNDS

Through a Systematic Investment Plan

You may purchase additional Morgan, Class B or Class C Shares by making automatic periodic investments from your bank account. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000.  You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. We will not debit your bank account if the Fund has determined that your purchase of Class B Shares when aggregated with the value of Class B Shares of all Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order, less any applicable sales charges.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if a Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You can sell your shares in one of three ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through JPMorgan Funds Services

Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a letter signed by an authorized signer with your instructions to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

JULY 1, 2008   57

How Your Account Works (continued)

Through a Systematic Withdrawal Plan

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

If you select this option, please keep in mind that:

•	If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Check Writing

Morgan Shares shareholders may write checks for $250 or more.

•	Checks may be payable to any person and your account will continue to earn dividends until the check clears.

•	Checks are free, but your bank or the payee may charge you for stop payment orders, insufficient funds, or other valid reasons.

•	You cannot use this option to close your account because of the difficulty of determining the exact value of your account.

•	You must wait five business days before you can write a check against shares purchased by a check or ACH.

Select the “Check Writing” option on the Account Application. Complete, sign and return the Check Writing Privileges Election form that is attached to the application. You will receive a supply of checks that will be drawn on UMB Bank, N.A.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Morgan Shares of a Fund may be exchanged for other JPMorgan Funds that offer Morgan Shares or Class A Shares of another JPMorgan Fund. You may pay a sales charge if you exchange your Morgan Shares for Class A Shares.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund, except the Short Term Bond Funds (defined below).

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

If you exchange Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund or U.S. Treasury Plus Money Market Fund for Class B Shares of another JPMorgan Fund, or Class C Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund

58   JPMORGAN MONEY MARKET FUNDS

or U.S. Treasury Plus Money Market Fund for Class C Shares of another JPMorgan Fund, you will not pay a CDSC until you sell the shares of the other Fund. The amount of the CDSC will be based on when you bought the original shares, not when you made the exchange.

Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

You will need to meet any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Through JPMorgan Funds Services

Call 1-800-480-4111 to ask for details.

DISTRIBUTION ARRANGEMENTS

To obtain free information regarding sales charges and elimination or waiver of sales charges on Class B and Class C Shares, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the elimination or waiver of sales charges.

Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem these shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares.

Class B Shares automatically convert to Morgan Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Morgan Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

Like Class B Shares, Class C Shares have higher combined Rule 12b-1 and service fees than Morgan Shares. Unlike Class B Shares, Class C Shares do not convert to Morgan Shares. That means you keep paying the higher combined Rule 12b-1 and service fees as long as you

JULY 1, 2008   59

How Your Account Works (continued)

hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class B Shares.

Calculation of the Class B and Class C CDSC

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Prime Money Market Fund purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of the Prime Money Market Fund purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

For Class B Shares of the Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of the Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares you received in the reorganization.

Waivers of the Class B and Class C CDSC

No CDSC is imposed on redemptions of Class B or Class C Shares:

1.	If you withdraw no more than a specified percentage (as indicated in “Selling Fund Shares — Through a Systematic Withdrawal Plan”) of the current balance of the applicable Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Selling Fund Shares — Through a Systematic Withdrawal Plan.”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares.”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

60   JPMORGAN MONEY MARKET FUNDS

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.	If your account falls below the Funds’ minimum investment requirement and is closed as a result, you will not be charged a CDSC.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2008   61

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. Each Fund distributes the dividends of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of any net investment income and short-term capital gain. No Fund expects to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain , generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund or Ohio Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the California Municipal Money Market Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. Investors should consult their tax advisors about other state and local tax consequences of the investment in the Fund.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan personal income tax and, generally, also exempt from Michigan business tax. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan business tax, even though the dividends may be exempt for federal income tax purposes. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income

62   JPMORGAN MONEY MARKET FUNDS

tax as well as from the New York City Unincorporated Business Tax (but not New York State corporate franchise tax or the New York City General Corporate Tax ), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends generally will not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their tax advisors about other state and local tax consequences of investment in the Fund.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Each Fund expects substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. No Fund expects to realize long term capital gain or loss.

A Fund’s investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

JULY 1, 2008   63

Shareholder Information (continued)

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

64   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2008   65

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05		$—	(g)	$0.05		$(0.05)	$(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	(0.01)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05		—	(g)	0.05		(0.05)	(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(g)	0.02		(0.02)	(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(g)	0.04		(0.04)	(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—		0.02		(0.02)	(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(g)	0.04		(0.04)	(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(g)	0.02		(0.02)	(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(g)	0.04		(0.04)	(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

66   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	4.75	%(h)	$7,199,661	0.51%		4.64%	0.52%
1.00	4.79		5,961,657	0.51		4.72	0.53
1.00	1.80		3,995,204	0.51		3.61	0.53
1.00	2.08		3,771,089	0.55		2.05	0.58
1.00	0.59		3,919,246	0.59		0.59	0.63
1.00	0.87		4,627,000	0.59		0.90	0.62

1.00	4.69	(h)	3,322,087	0.60	(i)	4.57	0.63
1.00	4.69		2,783,868	0.59		4.62	0.64
1.00	2.26		1,889,908	0.59		3.56	0.64
1.00	0.84		253,991	0.59		2.36	0.64

1.00	4.48	(h)	3,356,978	0.59		4.38	0.62
1.00	4.65		3,245,121	0.59		4.58	0.63
1.00	2.24		2,648,298	0.59		3.34	0.63
1.00	0.81		2,445,422	0.59		2.26	0.63

1.00	4.02	(h)	1,939,331	0.59		3.95	0.62
1.00	4.62		1,909,921	0.59		4.59	0.63
1.00	2.16		875,609	0.59		3.20	0.64
1.00	0.78		812,795	0.59		2.20	0.62

1.00	4.42		295,739	0.59		4.29	0.62
1.00	4.61		235,377	0.59		4.53	0.63
1.00	1.72		206,926	0.59		3.44	0.64
1.00	1.88		220,885	0.64		1.85	0.72
1.00	0.41		238,643	0.70		0.40	0.79
1.00	0.70		310,996	0.70		0.72	0.79

JULY 1, 2008   67

Financial Highlights (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(g)	$0.04		$(0.04)	$—		$(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—	(g)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Tax Free Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

California Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Michigan Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Calculated based upon average shares outstanding.

68   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	3.79	%(h)	$2,359,306	0.59%	3.67%	$0.62
1.00	4.39		1,893,320	0.59	4.29	0.63
1.00	1.59		1,913,521	0.59	3.18	0.64
1.00	1.75		2,032,558	0.59	1.75	0.66
1.00	0.45		1,868,692	0.59	0.43	0.69
1.00	0.75		2,535,204	0.59	0.77	0.69

1.00	2.96		758,385	0.59	2.93	0.62
1.00	2.97		570,935	0.59	3.00	0.62
1.00	1.15		465,810	0.59	2.37	0.63
1.00	1.43		557,839	0.59	1.43	0.66
1.00	0.48		566,501	0.59	0.48	0.68
1.00	0.69		655,098	0.59	0.72	0.69

1.00	2.99	(h)	313,132	0.59	2.94	0.64
1.00	3.01		315,046	0.59	2.97	0.63
1.00	1.49		248,123	0.59	2.33	0.64
1.00	0.63		36,495	0.59	1.79	0.63

1.00	2.96		183,015	0.55	2.83	0.64
1.00	2.99		91,046	0.55	2.96	0.65
1.00	1.16		45,020	0.55	2.28	0.68
1.00	1.47		217,166	0.55	1.49	0.70
1.00	0.51		154,326	0.55	0.51	0.80
1.00	0.72		149,147	0.55	0.72	0.73

1.00	3.00	(h)	37,673	0.59	3.00	0.71
1.00	3.02		60,944	0.59	3.00	0.67
1.00	1.47		31,580	0.59	2.27	0.69
1.00	0.64		7,803	0.59	1.81	0.70

JULY 1, 2008   69

Financial Highlights (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
New York Municipal Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(g)	$0.03		$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Ohio Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	(i)	—	(g)	0.03		(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

( g)	Amount rounds to less than $0.01.

( h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Calculated based upon average shares outstanding.

70   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	2.93%		$1,214,148	0.59%	2.89%	0.63%
1.00	2.97		1,204,017	0.59	2.93	0.65
1.00	1.14		1,097,957	0.59	2.27	0.64
1.00	1.42		1,485,743	0.59	1.40	0.67
1.00	0.48		1,540,274	0.59	0.48	0.70
1.00	0.72		1,662,000	0.59	0.72	0.69

1.00	2.98	(h)	25,619	0.59	2.94	0.74
1.00	2.99		33,418	0.59	2.95	0.70
1.00	1.46		26,537	0.59	2.34	0.72
1.00	0.63		1,891	0.59	1.80	0.72

JULY 1, 2008   71

Financial Highlights (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(f)	$0.04		$(0.04)	$1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	—
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	—
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	—
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	—

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

72   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$—	4.28	%(g)	$7,903	0.97%		4.18%	1.17%
—	4.31		6,161	0.97		4.26	1.18
—	1.57		5,907	0.97		3.16	1.18
—	1.52		5,690	1.11		1.58	1.23
—	0.12		8,247	1.06		0.12	1.28
—	0.25		10,093	1.21		0.27	1.27

1.00	4.29	(g)	19,010	0.98	(h)	4.20	1.18
1.00	4.30		18,717	0.97		4.23	1.19
1.00	2.01		20,450	0.97		2.97	1.19
1.00	1.27		26,999	1.01		1.17	1.44
1.00	0.15		41,540	1.02		0.15	1.54
1.00	0.33		62,581	1.33		0.32	1.55

—	3.63	(g)	1,542	0.97		3.60	1.17
—	4.22		1,528	0.97		4.15	1.18
—	1.90		1,819	0.97		2.82	1.19
—	1.25		2,358	0.87		1.18	1.42
—	0.24		2,860	0.82		0.24	1.52
—	0.31		3,096	1.17		0.31	1.53

JULY 1, 2008   73

Financial Highlights (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(f)	$0.04		$(0.04)	$1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	—
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	—
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	—
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	—

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

74   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$—	4.28	%(g)	$5,887	0.97%		4.11%	1.17%
—	4.31		1,497	0.97		4.33	1.17
—	1.57		611	0.97		3.21	1.18
—	1.52		387	1.11		1.54	1.23
—	0.12		661	1.07		0.13	1.28
—	0.25		564	1.21		0.25	1.27

1.00	4.29	(g)	616,746	0.98	(h)	4.17	1.18
1.00	4.29		494,963	0.97		4.20	1.19
1.00	2.01		543,064	0.97		3.04	1.19
1.00	1.27		347,285	0.97		2.06	1.23
1.00	0.15		8,284	1.02		0.15	1.52
1.00	0.33		9,267	1.33		0.31	1.55

—	3.63	(g)	93,532	0.97		3.21	1.17
—	4.22		28,026	0.97		4.18	1.18
—	1.90		21,148	0.97		2.82	1.19
—	1.25		27,589	0.96		1.90	1.21
—	0.24		548	0.83		0.24	1.53
—	0.31		869	1.19		0.30	1.53

JULY 1, 2008   75

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to

76   JPMORGAN MONEY MARKET FUNDS

the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Morgan	0.52%	0.5 2%
JPMorgan Prime Money Market Fund	B	0.97	1.1 7
JPMorgan Prime Money Market Fund	C	0.97	1.17
JPMorgan Liquid Assets Money Market Fund	Morgan	0.59	0.6 3
JPMorgan Liquid Assets Money Market Fund	B	0.97	1.1 8
JPMorgan Liquid Assets Money Market Fund	C	0.97	1.1 8
JPMorgan U.S. Government Money Market Fund	Morgan	0.59	0.6 2
JPMorgan U.S. Treasury Plus Money Market Fund	Morgan	0.59	0.6 2
JPMorgan U.S. Treasury Plus Money Market Fund	B	0.97	1.1 7
JPMorgan U.S. Treasury Plus Money Market Fund	C	0.97	1.1 7
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Morgan	0.59	0.6 2
JPMorgan Municipal Money Market Fund	Morgan	0.59	0.6 4
JPMorgan Michigan Municipal Money Market Fund	Morgan	0.59	0.7 1
JPMorgan Ohio Municipal Money Market Fund	Morgan	0.59	0.7 4

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   77

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Prime Money Market Fund

	Morgan Shares				Class C Shares[1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$53	5.00%	4.48%	4.48%	$99	5.00%	4.03%	4.03%
June 30, 20 1 0	5 6	10.25	9.1 6	4.4 8	124	10.25	8.01	3.83
June 30, 201 1	5 8	15.76	14.0 5	4.4 8	129	15.76	12.15	3.83
June 30, 201 2	6 1	21.55	19.1 6	4.4 8	134	21.55	16.45	3.83
June 30, 201 3	6 3	27.63	24.5 0	4.4 8	139	27.63	20.91	3.83
June 30, 201 4	6 6	34.01	30.0 8	4.4 8	144	34.01	25.54	3.83
June 30, 201 5	69	40.71	35. 90	4.4 8	150	40.71	30.35	3.83
June 30, 201 6	7 2	47.75	41.9 9	4.4 8	155	47.75	35.34	3.83
June 30, 201 7	7 5	55.13	48. 35	4.4 8	161	55.13	40.52	3.83
June 30, 201 8	79	62.89	5 5 . 00	4.4 8	168	62.89	45.90	3.83

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9 ) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$199	4.00%	3.03%	3.03%

JPMorgan Prime Money Market Fund

	Class B Shares[1]
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 200 9	$ 99	$599	5.00%	0.00%	4.03%	–0.97%	4.03%	–0.97%
June 30, 20 1 0	12 4	52 4	10.25	6.25	8.0 1	4.0 1	3.8 3	–0.0 2
June 30, 201 1	1 29	4 29	15.76	12.76	12.1 5	9.1 5	3.8 3	1.0 5
June 30, 201 2	13 4	43 4	21.55	18.55	16.4 5	13.4 5	3.8 3	1.1 6
June 30, 201 3	1 39	3 39	27.63	25.63	20. 91	18. 91	3.8 3	2.1 1
June 30, 201 4	14 4	24 4	34.01	33.01	25. 54	24. 54	3.8 3	3 . 00
June 30, 201 5	15 0	15 0	40.71	40.71	30. 35	30. 35	3.8 3	3.8 3
June 30, 201 6	15 5	15 5	47.75	47.75	35. 34	35. 34	3.8 3	3.8 3
June 30, 201 7	7 2	7 2	55.13	55.13	41. 40	41. 40	4.4 8	4.4 8
June 30, 201 8	7 5	7 5	62.89	62.89	47. 74	47. 74	4.4 8	4.4 8

1	Class B shares automatically convert to Morgan shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

78   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

	Morgan Shares				Class C Shares[1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%	$99	5.00%	4.03%	4.03%
June 30, 20 1 0	6 7	10.25	8.9 7	4.3 7	12 5	10.25	8.00	3.8 2
June 30, 201 1	7 0	15.76	13.7 3	4.3 7	13 0	15.76	12.1 3	3.8 2
June 30, 201 2	7 3	21.55	18. 71	4.3 7	13 5	21.55	16. 41	3.8 2
June 30, 201 3	7 6	27.63	23.8 9	4.3 7	14 0	27.63	20.8 6	3.8 2
June 30, 201 4	8 0	34.01	29. 31	4.3 7	14 5	34.01	25.4 8	3.8 2
June 30, 201 5	8 3	40.71	34. 96	4.3 7	15 1	40.71	30. 27	3.8 2
June 30, 201 6	8 7	47.75	40. 85	4.3 7	15 7	47.75	35. 25	3.8 2
June 30, 201 7	9 1	55.13	4 7 .0 1	4.3 7	16 3	55.13	40. 41	3.8 2
June 30, 201 8	9 5	62.89	53. 4 3	4.3 7	1 69	62.89	45. 78	3.8 2

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9 ) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$199	4.00%	3.03%	3.03%

	Class B Shares[1]
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 200 9	$ 99	$599	5.00%	0.00%	4.03%	–0.97%	4.03%	–0.97%
June 30, 20 1 0	12 5	52 5	10.25	6.25	8 . 00	4 . 00	3.8 2	–0.0 3
June 30, 201 1	13 0	43 0	15.76	12.76	12.1 3	9.1 3	3.8 2	1.0 4
June 30, 201 2	13 5	43 5	21.55	18.55	16. 41	13. 41	3.8 2	1.1 4
June 30, 201 3	14 0	34 0	27.63	25.63	20.8 6	18.8 6	3.8 2	2. 1 0
June 30, 201 4	14 5	24 5	34.01	33.01	25.4 8	24.4 8	3.8 2	2.9 9
June 30, 201 5	15 1	15 1	40.71	40.71	30. 27	30. 27	3.8 2	3.8 2
June 30, 201 6	15 7	15 7	47.75	47.75	35. 25	35. 25	3.8 2	3.8 2
June 30, 201 7	8 7	8 7	55.13	55.13	41. 16	41. 16	4.3 7	4.3 7
June 30, 201 8	9 1	9 1	62.89	62.89	47. 33	47. 33	4.3 7	4.3 7

1	Class B shares automatically convert to Morgan shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   79

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan U.S. Government Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%
June 30, 20 1 0	6 6	10.25	8.9 8	4.3 8
June 30, 201 1	69	15.76	13.7 6	4.3 8
June 30, 201 2	7 2	21.55	18.7 4	4.3 8
June 30, 201 3	7 5	27.63	23.9 4	4.3 8
June 30, 201 4	79	34.01	29.3 7	4.3 8
June 30, 201 5	8 2	40.71	3 5 . 03	4.3 8
June 30, 201 6	8 6	47.75	40. 95	4.3 8
June 30, 201 7	8 9	55.13	47.1 2	4.3 8
June 30, 201 8	9 3	62.89	53. 57	4.3 8

80   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

	Morgan Shares				Class C Shares[1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%	$99	5.00%	4.03%	4.03%
June 30, 20 1 0	6 6	10.25	8.9 8	4.3 8	12 4	10.25	8.0 1	3.8 3
June 30, 201 1	69	15.76	13.7 6	4.3 8	1 29	15.76	12.1 5	3.8 3
June 30, 201 2	7 2	21.55	18.7 4	4.3 8	13 4	21.55	16.4 5	3.8 3
June 30, 201 3	7 5	27.63	23.9 4	4.3 8	1 39	27.63	20. 91	3.8 3
June 30, 201 4	79	34.01	29.3 7	4.3 8	14 4	34.01	25. 5 4	3.8 3
June 30, 201 5	8 2	40.71	3 5 . 03	4.3 8	15 0	40.71	30. 35	3.8 3
June 30, 201 6	8 6	47.75	40. 95	4.3 8	15 5	47.75	35. 34	3.8 3
June 30, 201 7	8 9	55.13	47. 1 2	4.3 8	16 1	55.13	40. 52	3.8 3
June 30, 201 8	9 3	62.89	53. 57	4.3 8	16 8	62.89	45. 90	3.8 3

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9 ) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$199	4.00%	3.03%	3.03%

	Class B Shares[1]
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 200 9	$99	$599	5.00%	0.00%	4.03%	–0.97%	4.03%	–0.97%
June 30, 20 1 0	12 4	52 4	10.25	6.25	8.0 1	4.0 1	3.8 3	–0.0 2
June 30, 201 1	1 29	4 29	15.76	12.76	12.1 5	9.1 5	3.8 3	1.0 5
June 30, 201 2	13 4	43 4	21.55	18.55	16.4 5	13.4 5	3.8 3	1.1 6
June 30, 201 3	1 39	3 39	27.63	25.63	20. 91	18. 91	3.8 3	2.1 1
June 30, 201 4	14 4	24 4	34.01	33.01	25. 5 4	24. 5 4	3.8 3	3 . 00
June 30, 201 5	15 0	15 0	40.71	40.71	30. 35	30. 35	3.8 3	3.8 3
June 30, 201 6	15 5	15 5	47.75	47.75	35. 34	35. 34	3.8 3	3.8 3
June 30, 201 7	8 6	8 6	55.13	55.13	41. 27	41. 27	4.3 8	4.3 8
June 30, 201 8	9 0	9 0	62.89	62.89	47. 45	47. 45	4.3 8	4.3 8

1	Class B shares automatically convert to Morgan shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   81

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%
June 30, 20 1 0	6 6	10.25	8.9 8	4.3 8
June 30, 201 1	69	15.76	13.7 6	4.3 8
June 30, 201 2	7 2	21.55	18.7 4	4.3 8
June 30, 201 3	7 5	27.63	23.9 4	4.3 8
June 30, 201 4	79	34.01	29.3 7	4.3 8
June 30, 201 5	8 2	40.71	3 5 . 03	4.3 8
June 30, 201 6	8 6	47.75	40. 9 5	4.3 8
June 30, 201 7	8 9	55.13	47.1 2	4.3 8
June 30, 201 8	9 3	62.89	53. 57	4.3 8

JPMorgan Municipal Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%
June 30, 20 1 0	6 8	10.25	8.9 6	4.3 6
June 30, 201 1	7 1	15.76	13.7 1	4.3 6
June 30, 201 2	7 4	21.55	18. 6 7	4.3 6
June 30, 201 3	7 8	27.63	23.8 4	4.3 6
June 30, 201 4	8 1	34.01	29. 24	4.3 6
June 30, 201 5	8 5	40.71	34. 88	4.3 6
June 30, 201 6	8 8	47.75	40. 76	4.3 6
June 30, 201 7	9 2	55.13	4 6 . 9 0	4.3 6
June 30, 201 8	9 6	62.89	53.3 0	4.3 6

82   JPMORGAN MONEY MARKET FUNDS

JPMorgan Michigan Municipal Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%
June 30, 20 1 0	7 6	10.25	8. 8 9	4. 29
June 30, 201 1	7 9	15.76	13.5 6	4. 29
June 30, 201 2	8 2	21.55	18. 43	4. 29
June 30, 201 3	8 6	27.63	23. 51	4. 29
June 30, 201 4	90	34.01	2 8 . 81	4. 29
June 30, 201 5	93	40.71	34. 34	4. 29
June 30, 201 6	9 7	47.75	40. 10	4. 29
June 30, 201 7	102	55.13	46. 11	4. 29
June 30, 201 8	10 6	62.89	52. 38	4. 29

JPMorgan Ohio Municipal Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 9	$60	5.00%	4.41%	4.41%
June 30, 20 1 0	7 9	10.25	8. 86	4. 26
June 30, 201 1	8 2	15.76	13.5 0	4. 26
June 30, 201 2	8 6	21.55	18. 33	4. 26
June 30, 201 3	8 9	27.63	23. 37	4. 26
June 30, 201 4	93	34.01	28. 63	4. 26
June 30, 201 5	9 7	40.71	34. 11	4. 26
June 30, 201 6	101	47.75	39 . 82	4. 26
June 30, 201 7	10 6	55.13	4 5 . 78	4. 26
June 30, 201 8	1 1 0	62.89	5 1 . 99	4. 26

JULY 1, 2008   83

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File Nos. JPMorgan Trust I JPMorgan Trust II	811-21295 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MMM-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Institutional Class Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	9
JPMorgan U.S. Treasury Plus Money Market Fund	1 3
JPMorgan Federal Money Market Fund	1 6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	2 0
JPMorgan Tax Free Money Market Fund	2 4
JPMorgan Municipal Money Market Fund	2 8
The Funds’ Management and Administration	3 2
How Your Account Works	3 4
Buying Fund Shares	3 4
Selling Fund Shares	3 6
Exchanging Fund Shares	3 7
Other Information Concerning the Funds	37
Shareholder Information	39
Distributions and Taxes	39
Shareholder Statements and Reports	39
Availability of Proxy Voting Record	39
Portfolio Holdings Disclosure	40
What the Terms Mean	41
Financial Highlights	42
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	4 6
How to Reach Us	B ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	4th quarter, 2003	0.23%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Institutional Class Shares prior to 1/1/02 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.98%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	5.23	3.11	3.84

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class Assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.2 7
Fee Waiver and Expense Reimbursements[2]	(0.0 7)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	80	145	336

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts ( GICs ) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Institutional Class Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.98%.

JULY 1, 2008   7

JPMorgan Liquid Assets Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	5.25	2.98	3.65

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.1 0
Total Annual Operating Expenses	0.2 8
Fee Waiver and Expense Reimbursements[2]	(0.0 8)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	82	149	348

8   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities , and

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of defau lt . Th e risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its

JULY 1, 2008   9

JPMorgan U.S. Government Money Market Fund (continued)

agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

10   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.65%	Worst Quarter	2nd quarter, 2004	0.23%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.88%.

JULY 1, 2008   11

JPMorgan U.S. Government Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	5.09	3.05	3.79

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0. 08
Total Annual Operating Expenses	0. 26
Fee Waiver and Expense Reimbursements[2]	(0.0 6)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	78	140	325

12   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury , and

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   13

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.60%.

14   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.81	2.80	3.42

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0. 27
Fee Waiver and Expense Reimbursements[2]	(0.0 7)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	80	145	336

JULY 1, 2008   15

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes , and

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. T he risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

16   JPMORGAN MONEY MARKET FUNDS

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   17

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.58%	Worst Quarter	4th quarter, 2003	0.21%
	4th quarter, 2000			1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1/1/02 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.87%.

18   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	5.04	3.01	3.71

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0. 27
Fee Waiver and Expense Reimbursements[2]	(0.0 7)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	80	145	336

JULY 1, 2008   19

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 6 0 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or, in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

20   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.54%	Worst Quarter	4th quarter, 2003	0.20%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1/1/02 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.65%.

22   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.51	2.78	3.49

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0. 27
Fee Waivers and Expense Reimbursements[2]	(0.0 7)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	80	145	336

JULY 1, 2008   23

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s total a ssets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

24   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   25

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.04%	Worst Quarter	3rd quarter, 2003	0.19%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1/1/02 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.63%.

26   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	3.51	2.20	2.55

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.27
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	80	145	336

JULY 1, 2008   27

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining net assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

28   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   29

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.99%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1/1/06 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Premier Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.63%.

30   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	3.55	2.13	2.39

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Premier Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0. 11
Total Annual Operating Expenses	0. 29
Fee Waivers and Expense Reimbursements[2]	(0.0 9)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	84	154	359

JULY 1, 2008   31

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

Collectively, these are the JPMT II Funds.

Each Trust is governed by Trustees who are responsible for overseeing all business activities of their Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreement for the Funds is available in the shareholder reports for the period ended August 31, 200 7 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fees to such entities for performing shareholder and administrative services.

32   JPMORGAN MONEY MARKET FUNDS

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   33

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
U.S. Treasury Plus Money Market Fund	5:00 P.M. ET
Federal Money Market Fund	2:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET
Tax Free Money Market Fund	NOON ET
Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order

34   JPMORGAN MONEY MARKET FUNDS

and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Institutional Class Shares are subject to a $10,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

The Funds reserve the right to waive any investment minimum. The SAI has additional information on investment minimum waivers for investors purchasing directly from JPMDS, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For further information on investment minimum waivers, you can also call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, business street address and other information that will allow us to identify you, including your tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by

JULY 1, 2008   35

How Your Account Works (continued)

the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if a Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

36   JPMORGAN MONEY MARKET FUNDS

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a letter signed by an authorized signer with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Institutional Class Shares may be exchanged for Institutional Class Shares of other JPMorgan Funds, subject to any investment minimum and eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

JULY 1, 2008   37

How Your Account Works (continued)

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

38   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. Each Fund distributes the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of any net investment income and short-term capital gain. No Fund expects to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain , generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund or Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Each Fund expect s substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. No Fund e xpect s to realize long term capital gain or loss.

Each Fund ’ s investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM or JPMIA

JULY 1, 2008   39

Shareholder Information (continued)

as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

40   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2008   41

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Institutional

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)
U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

42   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	5.08	%(h)	$28,355,614	0.20%	4.95%	0.27%
1.00	5.11		25,408,596	0.20	5.01	0.28
1.00	1.96		21,099,369	0.20	3.91	0.28
1.00	2.43		21,516,192	0.20	2.36	0.30
1.00	0.99		26,513,965	0.20	0.99	0.32
1.00	1.27		25,075,000	0.20	1.24	0.31

1.00	5.10	(h)	1,211,750	0.20	5.01	0.28
1.00	5.10		1,670,013	0.20	4.96	0.29
1.00	2.53		1,882,903	0.20	3.77	0.29
1.00	0.98		1,452,881	0.20	2.76	0.32

1.00	4.88	(h)	7,023,964	0.20	4.58	0.26
1.00	5.06		2,065,993	0.20	4.94	0.28
1.00	2.50		2,314,372	0.20	3.76	0.28
1.00	0.94		2,017,162	0.20	2.66	0.28

1.00	4.43	(h)	6,073,940	0.20	3.92	0.27
1.00	5.03		1,009,749	0.20	4.87	0.28
1.00	2.42		4,151,409	0.20	3.72	0.29
1.00	0.92		1,705,565	0.20	2.61	0.27

1.00	4.83		13,536,697	0.20	4.64	0.27
1.00	5.02		5,692,265	0.20	4.95	0.28
1.00	1.92		2,266,888	0.20	3.86	0.23
1.00	2.34		1,817,800	0.20	2.36	0.31
1.00	0.91		1,271,387	0.20	0.90	0.32
1.00	1.20		1,712,000	0.20	1.20	0.32

1.00	4.20	(h)	13,006,895	0.20	3.75	0.27
1.00	4.80		2,784,927	0.20	4.72	0.28
1.00	1.79		1,579,514	0.20	3.59	0.29
1.00	2.14		1,318,264	0.20	2.07	0.30
1.00	0.84		1,976,796	0.20	0.84	0.31
1.00	1.14		1,126,307	0.20	1.08	0.32

JULY 1, 2008   43

Financial Highlights (continued)

Institutional (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03	$—	(g)	$0.03	$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

44   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	3.37%		$12,493,562	0.20%	3.27%	0.27%
1.00	3.37		8,255,381	0.20	3.32	0.27
1.00	1.34		9,465,973	0.20	2.69	0.28
1.00	1.83		8,973,878	0.20	1.81	0.30
1.00	0.87		8,684,334	0.20	0.87	0.31
1.00	1.09		6,332,000	0.20	1.05	0.32

1.00	3.39	(h)	647,885	0.20	3.37	0.29
1.00	3.41		236,421	0.20	3.36	0.28
1.00	1.75		249,762	0.20	2.71	0.29
1.00	0.77		84,755	0.20	2.27	0.28

JULY 1, 2008   45

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services

46   JPMORGAN MONEY MARKET FUNDS

to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Institutional Class	0.20%	0.2 7%
JPMorgan Liquid Assets Money Market Fund	Institutional Class	0.20	0.2 8
JPMorgan U.S. Government Money Market Fund	Institutional Class	0.20	0.2 6
JPMorgan U.S. Treasury Plus Money Market Fund	Institutional Class	0.20	0.2 7
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Institutional Class	0.20	0.2 7
JPMorgan Municipal Money Market Fund	Institutional Class	0.20	0.2 9

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

JULY 1, 2008   47

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Prime Money Market Fund

	Institutional Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$20	5.00%	4.80%	4.80%
June 30, 2010	29	10.25	9.76	4.73
June 30, 2011	30	15.76	14.95	4.73
June 30, 2012	32	21.55	20.39	4.73
June 30, 2013	33	27.63	26.08	4.73
June 30, 2014	35	34.01	32.04	4.73
June 30, 2015	36	40.71	38.29	4.73
June 30, 2016	38	47.75	44.83	4.73
June 30, 2017	40	55.13	51.68	4.73
June 30, 2018	42	62.89	58.86	4.73

JPMorgan Liquid Assets Money Market Fund

	Institutional Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$20	5.00%	4.80%	4.80%
June 30, 2010	30	10.25	9.75	4.72
June 30, 2011	31	15.76	14.93	4.72
June 30, 2012	33	21.55	20.35	4.72
June 30, 2013	34	27.63	26.03	4.72
June 30, 2014	36	34.01	31.98	4.72
June 30, 2015	38	40.71	38.21	4.72
June 30, 2016	40	47.75	44.73	4.72
June 30, 2017	41	55.13	51.56	4.72
June 30, 2018	43	62.89	58.72	4.72

48   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

	Institutional Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$20	5.00%	4.80%	4.80%
June 30, 2010	28	10.25	9.7 7	4.7 4
June 30, 2011	29	15.76	14.9 7	4.7 4
June 30, 2012	31	21.55	20. 42	4.7 4
June 30, 2013	32	27.63	26. 13	4.7 4
June 30, 2014	34	34.01	32. 11	4.7 4
June 30, 2015	35	40.71	38. 37	4.7 4
June 30, 2016	37	47.75	44. 93	4.7 4
June 30, 2017	39	55.13	51. 80	4.7 4
June 30, 2018	40	62.89	58. 99	4.7 4

JPMorgan U.S. Treasury Plus Money Market Fund

	Institutional S hares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$20	5.00%	4.80%	4.80%
June 30, 2010	29	10.25	9.76	4.73
June 30, 2011	30	15.76	14.95	4.73
June 30, 2012	32	21.55	20.39	4.73
June 30, 2013	33	27.63	26.08	4.73
June 30, 2014	35	34.01	32.04	4.73
June 30, 2015	36	40.71	38.29	4.73
June 30, 2016	38	47.75	44.83	4.73
June 30, 2017	40	55.13	51.68	4.73
June 30, 2018	42	62.89	58.86	4.73

JULY 1, 2008   49

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Institutional Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$20	5.00%	4.80%	4.80%
June 30, 2010	29	10.25	9.76	4.73
June 30, 2011	30	15.76	14.95	4.73
June 30, 2012	32	21.55	20.39	4.73
June 30, 2013	33	27.63	26.08	4.73
June 30, 2014	35	34.01	32.04	4.73
June 30, 2015	36	40.71	38.29	4.73
June 30, 2016	38	47.75	44.83	4.73
June 30, 2017	40	55.13	51.68	4.73
June 30, 2018	42	62.89	58.86	4.73

JPMorgan Municipal Money Market Fund

	Institutional Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$20	5.00%	4.80%	4.80%
June 30, 2010	31	10.25	9.74	4.71
June 30, 2011	33	15.76	14.90	4.71
June 30, 2012	34	21.55	20.32	4.71
June 30, 2013	36	27.63	25.98	4.71
June 30, 2014	37	34.01	31.92	4.71
June 30, 2015	39	40.71	38.13	4.71
June 30, 2016	41	47.75	44.64	4.71
June 30, 2017	43	55.13	51.45	4.71
June 30, 2018	45	62.89	58.58	4.71

50   JPMORGAN MONEY MARKET FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File Nos. JPMorgan Trust I JPMorgan Trust II	811-21295 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MMI-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Cash Management Shares

JPMorgan Prime Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
The Fund’s Management and Administration	5
How Your Account Works	7
Buying Fund Shares	7
Selling Fund Shares	9
Other Information Concerning the Fund	10
Shareholder Information	11
Distributions and Taxes	11
Shareholder Statements and Reports	11
Availability of Proxy Voting Record	11
Portfolio Holdings Disclosure	11
What the Terms Mean	13
Financial Highlights	14
Legal Proceedings and Additional Fee and Expense Information	16
How To Reach Us	B ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Cash Management Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.39%	Worst Quarter	4th quarter, 2003	0.04%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Cash Management Shares prior to 1/1/02 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Morgan Shares were launched on 10/1/98 is based on the performance of Class B Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During those periods, the actual returns of the Cash Management Shares would have been different than shown because Cash Management Shares have different expenses than Morgan Shares and Class B Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.79%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CASH MANAGEMENT SHARES[1]	4.44	2.33	3.16

1	The performance for the period before Cash Management Shares were launched on 9/10/01 is based on the performance of Morgan Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Morgan Shares were launched on 10/1/98 is based on the performance of Class B Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During those periods, the actual returns of Cash Management Shares would have been different than shown because Cash Management Shares have different expenses than Morgan Shares and Class B Shares.

Investor Expenses for Cash Management Shares

The expenses of the Cash Management Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Cash Management Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.50
Shareholder Service Fees	0.30
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.9 7
Fee Waiver and Expense Reimbursements[2]	(0.0 1)
Net Expenses[2]	0.96

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Cash Management Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.96% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Cash Management Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Cash Management Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
98	308	535	1,189

4   JPMORGAN MONEY MARKET FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust) .

The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund .

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM was paid a management fee (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the shareholder report for the period ended August 31, 200 7 .

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Cash Management Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fees to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Cash Management Shares of the Fund.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.50% of the average daily net assets attributable to Cash Management Shares.

Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan

JULY 1, 2008   5

The Fund’s Management and Administration (continued)

Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

6   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Cash Management Shares of the Fund.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Fund seeks to maintain a stable NAV per share of $1.00. The Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Fund is accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Cash Management Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Fund.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the Fund’s cut-off time is 5:00 P.M. ET.

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

JULY 1, 2008   7

How Your Account Works (continued)

Minimum Investments

Cash Management Shares are subject to a $10,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

General

The JPMorgan money market funds (including the Fund in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although this Fund is managed in a manner that is consistent with its investment objectives, frequent trading by shareholders may disrupt its management and increase its expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds
Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-CASH MANAGEMENT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Fund.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary you want to buy Fund shares and they will contact us. Your Financial

8   JPMORGAN MONEY MARKET FUNDS

Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Fund:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Fund is open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if the Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within one day after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary you want to sell Fund shares. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

JULY 1, 2008   9

How Your Account Works (continued)

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

OTHER INFORMATION CONCERNING THE FUND

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Fund’s minimum investment requirement, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The Fund may suspend your ability to redeem or postpone payment for more than one day when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

10   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. The Fund distributes the dividends of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, the Fund will distribute substantially all of any net investment income and short-term capital gain. The Fund does not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain generally will be taxable as ordinary income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from the Fund will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live m ight not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Fund expects substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Fund does not expect to realize long term capital gain or loss.

The Fund’s investments in certain debt obligations and asset backed securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Fund will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post

JULY 1, 2008   11

Shareholder Information (continued)

these quarterly schedules on the JPMorgan Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

12   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2008   13

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(e)	$0.04		$(0.04)	$1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.
(d)	The Fund changed its fiscal year end from August 31 to the last day of February.
(e)	Amount rounds to less than $0.01.
(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

14   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
4.28	%(f)	$323,442	0.96%	4.27%	0.97%
4.32		28,464	0.96	4.19	0.98
1.58		82,930	0.96	3.15	0.98
1.66		97,786	0.96	1.67	0.99
0.21		84,565	0.96	0.21	0.99
0.50		544,027	0.95	0.48	0.96

JULY 1, 2008   15

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

16   JPMORGAN MONEY MARKET FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Cash Management	0.96%	0.9 7%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   17

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Prime Money Market Fund

	Cash Management Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$98	5.00%	4.04%	4.04%
June 30, 2010	103	10.25	8.23	4.03
June 30, 2011	107	15.76	12.59	4.03
June 30, 2012	111	21.55	17.13	4.03
June 30, 2013	116	27.63	21.85	4.03
June 30, 2014	121	34.01	26.76	4.03
June 30, 2015	125	40.71	31.87	4.03
June 30, 2016	130	47.75	37.19	4.03
June 30, 2017	136	55.13	42.71	4.03
June 30, 2018	141	62.89	48.47	4.03

18   JPMORGAN MONEY MARKET FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

You can contact your Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File Nos. 811-21295

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MMCM-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Capital Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	9
JPMorgan 100% U.S. Treasury Securities Money Market Fund	13
The Funds’ Management and Administration	17
How Your Account Works	19
Buying Fund Shares	19
Selling Fund Shares	21
Exchanging Fund Shares	22
Other Information Concerning the Funds	22
Shareholder Information	24
Distributions and Taxes	24
Shareholder Statements and Reports	24
Availability of Proxy Voting Record	24
Portfolio Holdings Disclosure	24
What the Terms Mean	26
Financial Highlights	28
Legal Proceedings and Additional Fee and Expense Information	30
How to Reach Us	B ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	4th quarter, 2003	0.23%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Capital Shares prior to 1/1/06 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before the inception of Institutional Class Shares on 9/10/01 is based on the performance of Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class and Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.99%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES[1]	5.27	3.13	3.85

1	The performance in the table for the period before Capital Shares were launched on 2/19/05 is based on the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class and Agency Shares.

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.22
Fee Waiver and Expense Reimbursements[2]	(0.06)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	65	118	274

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Capital Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.99%.

JULY 1, 2008   7

JPMorgan Liquid Assets Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES[1]	5.30	3.01	3.66

1	The performance in the table for the period before Capital Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Investor Shares.

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.2 3
Fee Waiver and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	67	122	286

8   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities , and

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, a nd are also subject to the risk of default. T he ris k o f such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

JULY 1, 2008   9

JPMorgan U.S. Government Money Market Fund (continued)

Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

10   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	2nd quarter, 2004	0.24%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.89%.

JULY 1, 2008   11

JPMorgan U.S. Government Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES	5.13	3.09	3.82

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.08
Total Annual Operating Expenses	0.21
Fee Waiver and Expense Reimbursements[2]	(0.05)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	63	113	263

12   JPMORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury, or in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

JULY 1, 2008   13

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

14   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.54%	Worst Quarter	4th quarter, 2003	0.20%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Capital Shares prior to 1/1/06 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before the inception of Institutional Class Shares on 9/10/01 is based on the performance of Agency Shares which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class Shares and Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.66%.

JULY 1, 2008   15

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES[1]	4.55	2.81	3.51

1	The performance in the table for the period before Capital Shares were launched on 2/19/05 is based on the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class Shares and Agency Shares.

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.22
Fee Waivers and Expense Reimbursements[2]	(0.06)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	65	118	274

16   JPMORGAN MONEY MARKET FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

•	Prime Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

Collectively, these are the JPMT II Funds.

Each Trust is governed by Trustees who are responsible for overseeing all business activities of their Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreement for the Funds is available in the shareholder reports for the period ended August 31, 200 7 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of Capital Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fees to such entities for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

JULY 1, 2008   17

The Funds’ Management and Administration (continued)

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

18   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Capital Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Capital Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, financial institutions, states, municipalities and foundations.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally

JULY 1, 2008   19

How Your Account Works (continued)

process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Capital Shares are subject to a $50,000,000 minimum investment requirement per Fund. Certain institutional investors may meet the minimum through the total amount of Capital Shares of the Fund for all such institutional investors with the Financial Intermediary. There are no minimum levels for subsequent purchases.

Former One Group accounts opened on or before October 28, 2004 will be subject to a $1,000,000 minimum. Former JPMorgan accounts opened on or before February 18, 2005 will be subject to a $20,000,000 minimum.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement, see the SAI or call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN:	JPMorgan Institutional Funds Service Center
ABA 021 000 021 DDA 323 125 832 FBO Your JPMorgan Fund (EX: JPMORGAN ABC FUND-CAPITAL) Your Fund Number & Account Number

20   JPMORGAN MONEY MARKET FUNDS

    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if a Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your

JULY 1, 2008   21

How Your Account Works (continued)

Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a letter signed by an authorized signer with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Capital Shares may be exchanged for Capital Shares of other JPMorgan Funds subject to any investment minimum and eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

22   JPMORGAN MONEY MARKET FUNDS

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2008   23

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. Each Fund distributes t he dividends of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of any net investment income and short-term capital gain. No Fund expects to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain, generally will be taxable as ordinary income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. T he state or municipality where you live m ight not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Each Fund expects substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. No Fund expects to realize long term capital gain or loss.

A Fund’s investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the

24   JPMORGAN MONEY MARKET FUNDS

Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   25

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

26   JPMORGAN MONEY MARKET FUNDS

This Page Intentionally Left Blank.

JULY 1, 2008   27

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(h)	$0.05	$(0.05)	$—		$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(h)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (f)	1.00	0.03	—	(h)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (g)
Year Ended February 29, 2008	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (f)	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(h)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(h)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—	(h)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(h)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Effective February 19, 2005, Class I was renamed as Capital Shares

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

28   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	5.12	%(i)	$43,128,647	0.16%	4.98%	0.22%
1.00	5.15		38,644,921	0.16	5.06	0.23
1.00	1.98		29,137,733	0.16	3.97	0.23
1.00	1.55		27,693,602	0.16	2.96	0.23

1.00	5.14	(i)	2,441,114	0.16	4.94	0.23
1.00	5.14		1,663,573	0.16	5.02	0.24
1.00	2.56		1,631,764	0.16	3.73	0.24
1.00	0.99		3,102,545	0.16	2.80	0.27

1.00	4.92	(i)	15,643,602	0.16	4.64	0.21
1.00	5.10		6,985,294	0.16	4.94	0.23
1.00	2.54		11,330,299	0.14	3.89	0.23
1.00	2.05		4,529,318	0.14	1.94	0.17
1.00	0.97		7,157,361	0.14	0.96	0.14
1.00	1.40		9,031,960	0.14	1.37	0.14

1.00	4.24	(i)	7,761,701	0.16	3.75	0.22
1.00	4.84		1,382,765	0.16	4.72	0.23
1.00	1.82		1,380,249	0.14	3.61	0.24
1.00	1.40		1,670,983	0.14	2.64	0.23

JULY 1, 2008   29

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds

30   JPMORGAN MONEY MARKET FUNDS

and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Capital	0.16%	0.2 2%
JPMorgan Liquid Assets Money Market Fund	Capital	0.16	0.2 3
JPMorgan U.S. Government Money Market Fund	Capital	0.16	0.2 1
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital	0.16	0.2 2

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   31

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Prime Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$16	5.00%	4.84%	4.84%
June 30, 2010	24	10.25	9.85	4.78
June 30, 2011	25	15.76	15.10	4.78
June 30, 2012	26	21.55	20.60	4.78
June 30, 2013	27	27.63	26.37	4.78
June 30, 2014	28	34.01	32.41	4.78
June 30, 2015	30	40.71	38.74	4.78
June 30, 2016	31	47.75	45.37	4.78
June 30, 2017	33	55.13	52.32	4.78
June 30, 2018	34	62.89	59.60	4.78

JPMorgan Liquid Assets Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$16	5.00%	4.84%	4.84%
June 30, 2010	25	10.25	9.84	4.77
June 30, 2011	26	15.76	15.08	4.77
June 30, 2012	27	21.55	20.57	4.77
June 30, 2013	28	27.63	26.32	4.77
June 30, 2014	30	34.01	32.35	4.77
June 30, 2015	31	40.71	38.66	4.77
June 30, 2016	33	47.75	45.27	4.77
June 30, 2017	34	55.13	52.20	4.77
June 30, 2018	36	62.89	59.46	4.77

32   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$16	5.00%	4.84%	4.84%
June 30, 2010	23	10.25	9.86	4.79
June 30, 2011	24	15.76	15.12	4.79
June 30, 2012	25	21.55	20.64	4.79
June 30, 2013	26	27.63	26.42	4.79
June 30, 2014	27	34.01	32.47	4.79
June 30, 2015	28	40.71	38.82	4.79
June 30, 2016	30	47.75	45.47	4.79
June 30, 2017	31	55.13	52.44	4.79
June 30, 2018	33	62.89	59.74	4.79

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$16	5.00%	4.84%	4.84%
June 30, 2010	24	10.25	9.85	4.78
June 30, 2011	25	15.76	15.10	4.78
June 30, 2012	26	21.55	20.60	4.78
June 30, 2013	27	27.63	26.37	4.78
June 30, 2014	28	34.01	32.41	4.78
June 30, 2015	30	40.71	38.74	4.78
June 30, 2016	31	47.75	45.37	4.78
June 30, 2017	33	55.13	52.32	4.78
June 30, 2018	34	62.89	59.60	4.78

JULY 1, 2008   33

This Page Intentionally Left Blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File Nos. JPMorgan Trust I JPMorgan Trust II	811-21295 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MMC-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Premier Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	9
JPMorgan U.S. Treasury Plus Money Market Fund	13
JPMorgan Federal Money Market Fund	16
JPMorgan 100% U.S. Treasury Securities Money Market Fund	20
JPMorgan Tax Free Money Market Fund	24
JPMorgan Municipal Money Market Fund	28
JPMorgan Michigan Municipal Money Market Fund	32
JPMorgan Ohio Municipal Money Market Fund	36
The Funds’ Management and Administration	40
How Your Account Works	4 2
Buying Fund Shares	4 2
Selling Fund Shares	4 4
Exchanging Fund Shares	4 5
Other Information Concerning the Funds	4 5
Shareholder Information	4 7
Distributions and Taxes	4 7
Shareholder Statements and Reports	4 8
Availability of Proxy Voting Record	4 8
Portfolio Holdings Disclosure	4 8
What the Terms Mean	49
Financial Highlights	50
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	5 6
How to Reach Us	B ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.59%	Worst Quarter	3rd quarter, 2003	0.17%
4th quarter, 2003
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.92%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	4.97	2.85	3.60

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.4 7
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Premier Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of the Premier Shares would have been different than shown because Premier Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.92%.

JULY 1, 2008   7

JPMorgan Liquid Assets Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	4.99	2.84	3.57

1	The performance in the table for the period before Premier Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of the Premier Shares would have been different than shown because Premier Shares have different expenses than Investor Shares.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 0
Total Annual Operating Expenses	0.4 8
Fee Waiver and Expense Reimbursements[2]	(0.0 3 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	151	266	601

8   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities , and

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. Th e risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

JULY 1, 2008   9

JPMorgan U.S. Government Money Market Fund (continued)

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

10   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.58%	Worst Quarter	2nd quarter, 2004	0.18%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Premier Shares prior to their inception on 4/10/00 is based on the performance of the Fund’s Capital Shares, the original class offered, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.82%.

JULY 1, 2008   11

JPMorgan U.S. Government Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	4.83	2.82	3.56

1	Historical performance shown for Premier Shares prior to their inception on 4/10/00 is based on the performance of Capital Shares, the original class offered, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect the differences in expenses between the classes.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.4 7
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

12   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury , and

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   13

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Premier Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Premier Shares would have been different than those shown because Premier Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.54%.

14   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	4.55	2.65	3.35

1	The performance in the table for the period before Premier Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Premier Shares would have been different than those shown because Premier Shares have different expenses than Investor Shares.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.4 7
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

JULY 1, 2008   15

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

16   JPMORGAN MONEY MARKET FUNDS

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   17

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.53%	Worst Quarter	3rd quarter, 2003	0.15%
4th quarter, 2003
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.81%.

18   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	4.78	2.75	3.45

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.4 7
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

JULY 1, 2008   19

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 6 0 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury, or in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

20   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.49%	Worst Quarter	3rd quarter, 2003	0.14%
4th quarter, 2003
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.59%.

22   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	4.25	2.53	3.24

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.4 7
Fee Waivers and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

JULY 1, 2008   23

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s total assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

24   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   25

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.98%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.56%.

26   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	3.26	1.94	2.29

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.47
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

JULY 1, 2008   27

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from regular federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its net assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

28   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   29

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.99%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.56%.

30   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	3.29	1.98	2.32

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 1
Total Annual Operating Expenses	0.4 9
Fee Waivers and Expense Reimbursements[2]	(0.0 4 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	153	270	612

JULY 1, 2008   31

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s total assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund may invest any portion of its total assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

32   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of Michigan Obligations.  The Fund will be particularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   33

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.98%	Worst Quarter	3rd quarter, 2003	0.12%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.56%.

34   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	3.30	1.96	2.28

1	Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 7
Total Annual Operating Expenses	0.5 5
Fee Waivers and Expense Reimbursements[2]	(0. 10 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	166	297	680

JULY 1, 2008   35

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s total assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund may invest any portion of its total assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

36   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   37

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.97%	Worst Quarter	3rd quarter, 2003	0.11%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.57%.

38   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	3.27	1.95	2.29

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 9
Total Annual Operating Expenses	0.5 7
Fee Waivers and Expense Reimbursements[2]	(0.1 2 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	171	306	702

JULY 1, 2008   39

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

•	Michigan Municipal Money Market Fund

•	Ohio Municipal Money Market Fund

Collectively, these are the JPMT I I Funds.

E ach trust is governed by Trustees are responsible for overseeing all business activities of their Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08
Michigan Municipal Money Market Fund	0.08
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreement for the Funds is available in the shareholder reports for the period ended August 31, 200 7 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Premier Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fees described above to such entities for

40   JPMORGAN MONEY MARKET FUNDS

performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   41

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Premier Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Premier Shares may be purchased by the general public.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
U.S. Treasury Plus Money Market Fund	5:00 P.M. ET
Federal Money Market Fund	2:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET
Tax Free Money Market Fund	NOON ET
Municipal Money Market Fund	NOON ET
Michigan Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you

42   JPMORGAN MONEY MARKET FUNDS

pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Premier Shares are subject to a $1,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Premier Shares accounts of certain JPMorgan Funds (other than former One Group Funds) opened prior to February 18, 2005 will be subject to a minimum of $100,000. Accounts of certain former One Group Funds opened on or before February 18, 2005 will be subject to a minimum of $200,000.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)), as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. The SAI has additional information on investment minimum waivers for investors purchasing directly from the Funds through JPMDS, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For further information on investment minimum waivers, you can also call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JULY 1, 2008   43

How Your Account Works (continued)

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-PREMIER)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if a Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares.

44   JPMORGAN MONEY MARKET FUNDS

Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

You can exchange Premier Shares for Premier Shares of other JPMorgan Funds, subject to any minimum investment and eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING
THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for

JULY 1, 2008   45

How Your Account Works (continued)

federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

46   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund declare s dividends daily, so your shares can start earning dividends on the day you buy them. Each Fund distribute s the dividends of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of any net investment income and short-term capital gain. No Fund expects to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund or Ohio Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan personal income tax and, generally, also exempt from Michigan business tax. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan business tax, even though the dividends may be exempt for federal income tax purposes. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Each Fund expect s substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. No Fund expect s to realize long term capital gain or loss.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

JULY 1, 2008   47

Shareholder Information (continued)

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3570, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

48   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2008   49

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

50   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	4.82	%(h)	$9,105,808	0.45%	4.72%	0.47%
1.00	4.85		7,844,932	0.45	4.75	0.48
1.00	1.83		7,450,365	0.45	3.65	0.48
1.00	2.18		8,577,924	0.15	2.22	0.48
1.00	0.73		5,887,641	0.45	0.73	0.47
1.00	1.01		5,411,913	0.45	1.00	0.46

1.00	4.84	(h)	754,089	0.45	4.68	0.48
1.00	4.84		545,911	0.45	4.77	0.49
1.00	2.36		316,397	0.45	3.61	0.49
1.00	0.89		80,814	0.45	2.52	0.52

1.00	4.62	(h)	1,856,533	0.45	4.49	0.47
1.00	4.80		1,624,006	0.45	4.69	0.48
1.00	2.37		1,957,807	0.39	3.56	0.48
1.00	1.79		1,416,600	0.39	1.94	0.44
1.00	0.72		728,456	0.39	0.71	0.39
1.00	1.15		770,196	0.39	1.13	0.39

1.00	4.17	(h)	1,132,622	0.45	4.07	0.47
1.00	4.76		1,424,189	0.45	4.68	0.48
1.00	2.25		1,164,950	0.45	3.36	0.49
1.00	0.83		1,009,503	0.45	2.32	0.47

1.00	4.57		1,128,873	0.45	4.41	0.47
1.00	4.76		604,858	0.45	4.62	0.48
1.00	1.79		756,761	0.45	3.52	0.49
1.00	2.08		1,502,964	0.45	2.13	0.49
1.00	0.66		1,057,504	0.45	0.65	0.48
1.00	0.95		1,214,705	0.45	0.96	0.47

JULY 1, 2008   51

Financial Highlights (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04	$—	(g)	$0.04	$(0.04)	$—		$(0.04)
Year Ended February 28, 2007	1.00	0.04	—	(g)	0.04	(0.04)	—	(g)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Tax Free Money Market Fund
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund (e)
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Effective February 19, 2005, Class I was renamed as Premier Shares

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

52   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	3.94	%(h)	$2,352,252	0.45%	3.74%	0.47%
1.00	4.54		1,291,467	0.45	4.45	0.48
1.00	1.69		1,507,936	0.39	3.48	0.49
1.00	1.92		1,010,061	0.41	2.08	0.48
1.00	0.58		564,734	0.46	0.57	0.47
1.00	0.88		488,963	0.46	0.85	0.47

1.00	3.11		4,079,130	0.45	2.96	0.47
1.00	3.10		2,078,846	0.45	3.07	0.47
1.00	1.22		6,120,346	0.45	2.47	0.48
1.00	1.58		4,686,356	0.45	1.57	0.48
1.00	0.62		4,038,922	0.45	0.62	0.47
1.00	0.83		3,429,000	0.45	0.82	0.47

1.00	3.13	(h)	126,250	0.45	3.25	0.49
1.00	3.16		1,037,219	0.45	3.11	0.48
1.00	1.58		906,870	0.45	2.36	0.48
1.00	1.42		827,335	0.45	1.39	0.51
1.00	0.61		867,509	0.45	0.60	0.53
1.00	0.96		1,085,136	0.45	0.96	0.53

JULY 1, 2008   53

Financial Highlights (continued)

Premier (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains
Michigan Municipal Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(e)	$0.03	$(0.03)	$—
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03	(0.03)	—
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02	(0.02)	—
Year Ended June 30, 2005	1.00	0.01		—		0.01	(0.01)	—
Year Ended June 30, 2004	1.00	0.01		—		0.01	(0.01)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01	(0.01)	—

Ohio Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	(g)	—	(e)	0.03	(0.03)	—	(e)
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03	(0.03)	—
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02	(0.02)	—
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01	(0.01)	—
Year Ended June 30, 2004	1.00	0.01		—		0.01	(0.01)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01	(0.01)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Calculated based upon average shares outstanding.

54   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursement and earnings credits
$ (0.03)	$1.00	3.14	%(f)	$71,758	0.45%	3.17%	0.55%
(0.03)	1.00	3.17		177,698	0.45	3.13	0.52
(0.02)	1.00	1.57		135,695	0.45	2.34	0.54
(0.01)	1.00	1.32		141,695	0.47	1.37	0.56
(0.01)	1.00	0.56		112,753	0.47	0.56	0.55
(0.01)	1.00	0.87		64,146	0.49	0.88	0.57

(0.03)	1.00	3.12	(f)	626	0.45	3.28	0.57
(0.03)	1.00	3.14		32,989	0.45	3.09	0.55
(0.02)	1.00	1.55		38,765	0.45	2.32	0.57
(0.01)	1.00	1.40		44,469	0.46	1.36	0.52
(0.01)	1.00	0.56		46,968	0.47	0.55	0.50
(0.01)	1.00	0.88		73,757	0.47	0.88	0.50

JULY 1, 2008   55

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

56   JPMORGAN MONEY MARKET FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Premier	0.45%	0.4 7%
JPMorgan Liquid Assets Money Market Fund	Premier	0.45	0.4 8
JPMorgan U.S. Government Money Market Fund	Premier	0.45	0.4 7
JPMorgan U.S. Treasury Plus Money Market Fund	Premier	0.45	0.4 7
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Premier	0.45	0.4 7
JPMorgan Municipal Money Market Fund	Premier	0.45	0.4 9
JPMorgan Michigan Municipal Money Market Fund	Premier	0.45	0.5 5
JPMorgan Ohio Municipal Money Market Fund	Premier	0.45	0.5 7

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   57

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Prime Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	50	10.25	9.29	4.53
June 30, 2011	53	15.76	14.24	4.53
June 30, 2012	55	21.55	19.41	4.53
June 30, 2013	57	27.63	24.82	4.53
June 30, 2014	60	34.01	30.48	4.53
June 30, 2015	63	40.71	36.39	4.53
June 30, 2016	66	47.75	42.56	4.53
June 30, 2017	69	55.13	49.02	4.53
June 30, 2018	72	62.89	55.77	4.53

JPMorgan Liquid Assets Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	51	10.25	9.28	4.52
June 30, 2011	54	15.76	14.21	4.52
June 30, 2012	56	21.55	19.38	4.52
June 30, 2013	59	27.63	24.77	4.52
June 30, 2014	61	34.01	30.41	4.52
June 30, 2015	64	40.71	36.31	4.52
June 30, 2016	67	47.75	42.47	4.52
June 30, 2017	70	55.13	48.91	4.52
June 30, 2018	73	62.89	55.64	4.52

JPMorgan U.S. Government Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	50	10.25	9.29	4.53
June 30, 2011	53	15.76	14.24	4.53
June 30, 2012	55	21.55	19.41	4.53
June 30, 2013	57	27.63	24.82	4.53
June 30, 2014	60	34.01	30.48	4.53
June 30, 2015	63	40.71	36.39	4.53
June 30, 2016	66	47.75	42.56	4.53
June 30, 2017	69	55.13	49.02	4.53
June 30, 2018	72	62.89	55.77	4.53

58   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	50	10.25	9.29	4.53
June 30, 2011	53	15.76	14.24	4.53
June 30, 2012	55	21.55	19.41	4.53
June 30, 2013	57	27.63	24.82	4.53
June 30, 2014	60	34.01	30.48	4.53
June 30, 2015	63	40.71	36.39	4.53
June 30, 2016	66	47.75	42.56	4.53
June 30, 2017	69	55.13	49.02	4.53
June 30, 2018	72	62.89	55.77	4.53

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	50	10.25	9.29	4.53
June 30, 2011	53	15.76	14.24	4.53
June 30, 2012	55	21.55	19.41	4.53
June 30, 2013	57	27.63	24.82	4.53
June 30, 2014	60	34.01	30.48	4.53
June 30, 2015	63	40.71	36.39	4.53
June 30, 2016	66	47.75	42.56	4.53
June 30, 2017	69	55.13	49.02	4.53
June 30, 2018	72	62.89	55.77	4.53

JPMorgan Municipal Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	52	10.25	9.27	4.51
June 30, 2011	55	15.76	14.19	4.51
June 30, 2012	57	21.55	19.34	4.51
June 30, 2013	60	27.63	24.73	4.51
June 30, 2014	62	34.01	30.35	4.51
June 30, 2015	65	40.71	36.23	4.51
June 30, 2016	68	47.75	42.37	4.51
June 30, 2017	71	55.13	48.79	4.51
June 30, 2018	75	62.89	55.51	4.51

JULY 1, 2008   59

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Michigan Municipal Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	59	10.25	9.20	4.45
June 30, 2011	61	15.76	14.06	4.45
June 30, 2012	64	21.55	19.14	4.45
June 30, 2013	67	27.63	24.44	4.45
June 30, 2014	70	34.01	29.98	4.45
June 30, 2015	73	40.71	35.76	4.45
June 30, 2016	76	47.75	41.80	4.45
June 30, 2017	80	55.13	48.11	4.45
June 30, 2018	83	62.89	54.70	4.45

JPMorgan Ohio Municipal Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	61	10.25	9.18	4.43
June 30, 2011	64	15.76	14.02	4.43
June 30, 2012	66	21.55	19.07	4.43
June 30, 2013	69	27.63	24.34	4.43
June 30, 2014	72	34.01	29.85	4.43
June 30, 2015	76	40.71	35.61	4.43
June 30, 2016	79	47.75	41.61	4.43
June 30, 2017	83	55.13	47.89	4.43
June 30, 2018	86	62.89	54.44	4.43

60   JPMORGAN MONEY MARKET FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File Nos. JPMorgan Trust I JPMorgan Trust II	811-21295 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MMP-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Premier Shares

Distributed through JPMorgan Distribution Services, Inc.

JPMorgan Tax Free Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Tax Free Money Market Fund	1
The Fund’s Management and Administration	5
How Your Account Works	7
Buying Fund Shares	7
Selling Fund Shares	8
Other Information Concerning the Fund	9
Shareholder Information	10
Distributions and Taxes	10
Shareholder Statements and Reports	10
Availability of Proxy Voting Record	10
Portfolio Holdings Disclosure	11
What the Terms Mean	12
Financial Highlights	14
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	16
How to Reach Us	B ack cover

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s total assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   1

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.98%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.56%.

JULY 1, 2008   3

JPMorgan Tax Free Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	3.26	1.94	2.29

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.47
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

4   JPMORGAN MONEY MARKET FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust) .

The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund .

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM was paid management fees (net of waivers, if any), of 0.08%, as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the shareholder report for the period ended August 31, 200 7 .

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Fund’s Shareholder Servicing Agent

The Trust , on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Premier Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fees to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of the Fund.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the

JULY 1, 2008   5

The Fund’s Management and Administration (continued)

JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

6   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Premier Shares of the Fund.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Fund seeks to maintain a stable NAV per share of $1.00. The Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Fund is accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Premier Shares may be purchased by the general public.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Fund.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the Fund’s cut-off time is Noon ET.

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Minimum Investments

Premier Shares are subject to a $1,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Premier Shares accounts of certain JPMorgan Funds (other than former One Group Funds) opened prior to February 18, 2005 will be subject to a minimum of $100,000. Accounts of certain former One Group Funds opened on or before February 18, 2005 will be subject to a minimum of $200,000.

JULY 1, 2008   7

How Your Account Works (continued)

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. The SAI has additional information on investment minimum waivers for investors purchasing directly from the Fund through JPMDS, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For further information on investment minimum waivers, you can also call 1-800-480-4111.

General

The JPMorgan money market funds (including the Fund in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although this Fund is managed in a manner that is consistent with its investment objectives, frequent trading by shareholders may disrupt its management and increase its expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

You can buy shares:

Through Your Financial Intermediary

Tell your Financial Intermediary you want to buy Fund shares and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Fund:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

SELLING FUND SHARES

You can sell your shares on any day that the Fund is open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if the Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by Automated Clearing House (ACH) to a pre-existing bank account on record with the Fund.

8   JPMORGAN MONEY MARKET FUNDS

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You can sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary you want to sell Fund shares. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

OTHER INFORMATION CONCERNING THE FUND

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Fund’s minimum investment requirement, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

The Fund may suspend your ability to redeem or may postpone payment for more than seven days when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2008   9

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings , if any, to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. The Fund distributes the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, the Fund will distribute substantially all of any net investment income and short-term capital gain. The Fund does not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from the Fund will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in the Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Fund expects substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Fund does not expect to realize long term capital gain or loss.

The Fund’s investments in certain debt obligations and asset backed securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Fund will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period

10   JPMORGAN MONEY MARKET FUNDS

ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   11

What the Terms Mean

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Variable rate securities: Securities whose interest rates are periodically adjusted.

12   JPMORGAN MONEY MARKET FUNDS

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JULY 1, 2008   13

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total distributions
Tax Free Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03	$—	(e)	$0.03	$(0.03)	$(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(e)	0.03	(0.03)	(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(e)	0.01	(0.01)	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

14   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	3.11%	$4,079,130	0.45%	2.96%	0.47%
1.00	3.10	2,078,846	0.45	3.07	0.47
1.00	1.22	6,120,346	0.45	2.47	0.48
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47

JULY 1, 2008   15

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

16   JPMORGAN MONEY MARKET FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can contact your Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MTFMMP-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Reserve Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	9
JPMorgan U.S. Treasury Plus Money Market Fund	1 3
JPMorgan Federal Money Market Fund	1 6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	2 0
JPMorgan Tax Free Money Market Fund	2 4
JPMorgan Municipal Money Market Fund	28
JPMorgan Michigan Municipal Money Market Fund	3 2
JPMorgan New York Municipal Money Market Fund	3 6
JPMorgan Ohio Municipal Money Market Fund	4 0
The Funds’ Management and Administration	4 4
How Your Account Works	4 6
Buying Fund Shares	4 6
Selling Fund Shares	48
Exchanging Fund Shares	49
Other Information Concerning the Funds	49
Shareholder Information	5 1
Distributions and Taxes	5 1
Shareholder Statements and Reports	5 2
Availability of Proxy Voting Record	5 3
Portfolio Holdings Disclosure	5 3
What the Terms Mean	5 4
Financial Highlights	5 6
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	6 0
How to Reach Us	B ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short- term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk. To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.45%	Worst Quarter	3rd quarter, 2003	0.11%
4th quarter, 2003
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to their inception on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Morgan Shares were launched on 10/1/98 is based on the performance of Class B Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of Reserve Shares would have been different than shown because Reserve Shares have different expenses than Morgan Shares and Class B Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.85%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	4.71	2.60	3.31

1	Historical performance for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Morgan Shares were launched on 10/1/98 is based on the performance of Class B Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of the Reserve Shares would have been different than shown because Reserve Shares have different expenses than Morgan Shares and Class B Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.7 2
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs) .

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk. To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.50%	Worst Quarter	1st quarter, 2004	0.10%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.85%.

JULY 1, 2008   7

JPMorgan Liquid Assets Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	4.73	2.58	3.32

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 0
Total Annual Operating Expenses	0.7 3
Fee Waiver and Expense Reimbursements[2]	(0.0 3 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	230	403	904

8   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities , and

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

JULY 1, 2008   9

JPMorgan U.S. Government Money Market Fund (continued)

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

10   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.11%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.76%.

JULY 1, 2008   11

JPMorgan U.S. Government Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	4.57	2.55	3.28

1	Historical performance shown for Reserve Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.7 2
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

12   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury , and

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   13

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.45%	Worst Quarter	4th quarter, 2003	0.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.48%.

14   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	4.29	2.40	3.09

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.7 2
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

JULY 1, 2008   15

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes , and

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

16   JPMORGAN MONEY MARKET FUNDS

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   17

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.47%	Worst Quarter	1st quarter, 2004	0.08%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to 1/1/06 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.74%.

18   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	4.52	2.49	3.21

1	The performance in the table for the period before Reserve Shares were launched on 2/19/05 is based on the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.7 2
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

JULY 1, 2008   19

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 6 0 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or, in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

20   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.46%	Worst Quarter	4th quarter, 2003	0.10%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to 1/1/06 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.53%.

22   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	3.99	2.32	3.08

1	The performance in the table for the period before Reserve Shares were launched on 2/19/05 is based on the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.72
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

JULY 1, 2008   23

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s total assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

24   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   25

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.96%	Worst Quarter	3rd quarter, 2003	0.09%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to 1/1/06 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.50%.

26   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	3.00	1.74	2.14

1	The performance in the table for the period before Reserve Shares were launched on 2/19/05 is based on the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.72
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

JULY 1, 2008   27

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining net assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

28   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   29

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.93%	Worst Quarter	3rd quarter, 2003	0.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.50%.

30   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	3.03	1.73	2.07

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 1
Total Annual Operating Expenses	0. 74
Fee Waivers and Expense Reimbursements[2]	(0.0 4 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	233	408	915

JULY 1, 2008   31

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s total assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund may invest any portion of its total assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

32   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of Michigan Obligations.  The Fund will be particularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   33

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.92%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

2	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.49%.

34   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	3.04	1.70	2.03

1	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 8
Total Annual Operating Expenses	0.8 1
Fee Waivers and Expense Reimbursements[2]	(0. 11 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	248	439	991

JULY 1, 2008   35

JPMorgan New York Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of New York, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of total assets may be invested in securities paying interest which is subject to federal income tax, New York State and New York City personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

36   JPMORGAN MONEY MARKET FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of New York Obligations.  The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or New York State or New York City personal income taxes. Consult your tax professional for more information.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   37

JPMorgan New York Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.04%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to their inception on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.48%.

38   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ending December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	2.97	1.64	2.01

1	The performance in the table for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.1 0
Total Annual Operating Expenses	0.7 3
Fee Waivers and Expense Reimbursements[2]	(0.0 3 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	230	403	904

JULY 1, 2008   39

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s total assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund may invest any portion of its total assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

40   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   41

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.50%.

42   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	3.01	1.69	2.03

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0. 22
Total Annual Operating Expenses	0.8 5
Fee Waivers and Expense Reimbursements[2]	(0.1 5 )
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	256	457	1,035

JULY 1, 2008   43

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

•	New York Municipal Money Market Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

•	Michigan Municipal Money Market Fund

•	Ohio Municipal Money Market Fund

Collectively, these are the JPMT II Funds.

Each Trust is governed by Trustees who are responsible for overseeing all business activities for their Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08
Michigan Municipal Money Market Fund	0.08
New York Municipal Money Market Fund	0.08
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreement for the Funds is available in the shareholder reports for the period ended August 31, 200 7 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Reserve Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30%

44   JPMORGAN MONEY MARKET FUNDS

annual fee to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Reserve Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Reserve Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   45

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Reserve Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
U.S. Treasury Plus Money Market Fund	5:00 P.M. ET
Federal Money Market Fund	2:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET
Tax Free Money Market Fund	NOON ET
Municipal Money Market Fund	NOON ET
Michigan Municipal Money Market Fund	NOON ET
New York Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order

46   JPMORGAN MONEY MARKET FUNDS

may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an Account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Reserve Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-RESERVE)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

JULY 1, 2008   47

How Your Account Works (continued)

Orders by wire may be canceled if JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if a Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents

48   JPMORGAN MONEY MARKET FUNDS

to JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a letter signed by an authorized signer with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Reserve Shares may be exchanged for Reserve Shares of other JPMorgan Funds, subject to any investment minimum and eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments

JULY 1, 2008   49

How Your Account Works (continued)

of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

50   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund declare s dividends daily, so your shares can start earning dividends on the day you buy them. Each Fund distributes the dividends of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of any net investment income and short-term capital gain. No Fund expects to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any short-term capital gain , generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund or Ohio Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan personal income tax and, generally, also exempt from Michigan business tax. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan business tax, even though the dividends may be exempt for federal income tax purposes. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not New York State corporate franchise tax or the New York City General Corporate Tax ), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends

JULY 1, 2008   51

Shareholder Information (continued)

generally will not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their tax advisors about other state and local tax consequences of investment in the Fund.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Each Fund expects substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. No Fund expects to realize long term capital gain or loss.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

52   JPMORGAN MONEY MARKET FUNDS

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   53

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

54   JPMORGAN MONEY MARKET FUNDS

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JULY 1, 2008   55

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains	Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(h)	$0.04		$(0.04)	$—	$(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(h)	0.02		(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	—	(h)	—		—	(h)	— (h)	—	— (h)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)

Liquid Assets Money Market Fund (e)
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(h)	0.02		(0.02)	—	(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—	— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02		—		0.02		(0.02)	—	(0.02)
February 19, 2005 (g) through June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—	(0.01)

U.S. Treasury Plus Money Market Fund (e)
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(h)	0.02		(0.02)	—	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—	(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—	— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(h)	0.02		(0.02)	—	(0.02)
February 19, 2005 (g) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes interest expense of 0.01%.

56   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	4.56	%(i)	$1,901,561	0.70%		4.46%	0.72%
1.00	4.59		461,798	0.70		4.49	0.73
1.00	1.71		445,119	0.70		3.45	0.73
1.00	1.92		304,259	0.70		1.92	0.73
1.00	0.48		269,516	0.70		0.48	0.73
1.00	0.76		355,358	0.70		0.76	0.71

1.00	4.57	(i)	1,951,990	0.71	(j)	4.48	0.73
1.00	4.58		1,461,304	0.70		4.41	0.74
1.00	2.19		2,564,187	0.70		3.25	0.74
1.00	1.53		3,569,531	0.75		1.48	0.78
1.00	0.40		4,372,583	0.77		0.40	0.79
1.00	0.89		5,744,025	0.77		0.90	0.80

1.00	4.36	(i)	280,327	0.70		4.30	0.72
1.00	4.54		343,592	0.70		4.37	0.73
1.00	2.17		719,836	0.69		3.23	0.73
1.00	0.77		749,475	0.69		2.19	0.73

1.00	3.91	(i)	1,231,644	0.70		3.85	0.72
1.00	4.50		876,221	0.70		4.36	0.73
1.00	2.08		1,504,955	0.70		3.10	0.74
1.00	1.38		1,737,775	0.74		1.40	0.75
1.00	0.29		1,702,965	0.77		0.29	0.77
1.00	0.73		2,453,050	0.77		0.75	0.78

1.00	4.31		28,485	0.70		4.08	0.72
1.00	4.50		1,251	0.70		4.45	0.73
1.00	1.67		760	0.70		3.30	0.74
1.00	1.21		1,093	0.70		2.65	0.73

JULY 1, 2008   57

Financial Highlights (continued)

Reserve (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(h)	$0.04		$(0.04)	$—		$(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—	(h)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
February 19, 2005 ( e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Tax Free Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 ( d)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund (f)
Year Ended February 29, 2008	1.00	0.03		—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—	(h)	(0.03)
July 1, 2005 through February 28, 2006 ( f)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Michigan Municipal Money Market Fund (f )
Year Ended February 29, 2008	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

New York Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 ( d)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Ohio Municipal Money Market Fund ( f)
Year Ended February 29, 2008	1.00	0.03	(i)	—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 ( g)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

( f)	Effective February 19, 2005, Class A was renamed Reserve.

( g)	The Fund changed its fiscal year from June 30 to the last day of February.

( h)	Amount rounds to less than $0.01.

(i)	Calculated based upon average shares outstanding.

( j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

58   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	3.68	%( j)	$3,763,803	0.70%	3.33%	0.72%
1.00	4.27		785,951	0.70	4.37	0.72
1.00	1.54		2,663	0.68	3.21	0.74
1.00	1.11		968	0.68	2.37	0.73

1.00	2.85		7,246,804	0.70	2.75	0.72
1.00	2.86		4,631,440	0.70	2.92	0.72
1.00	1.09		2,829	0.70	2.17	0.73
1.00	0.86		2,423	0.70	1.71	0.73

1.00	2.87	(j )	225,916	0.70	2.85	0.74
1.00	2.90		113,653	0.70	2.85	0.73
1.00	1.41		173,362	0.70	2.09	0.73
1.00	1.16		373,788	0.70	1.13	0.76
1.00	0.36		375,729	0.70	0.35	0.78
1.00	0.71		486,778	0.70	0.71	0.78

1.00	2.88	( j)	22,874	0.70	2.84	0.81
1.00	2.91		28,903	0.70	2.89	0.78
1.00	1.40		19,135	0.70	2.06	0.79
1.00	1.14		41,308	0.72	1.10	0.81
1.00	0.31		53,414	0.73	0.31	0.81
1.00	0.62		77,476	0.74	0.62	0.82

1.00	2.81		410,594	0.70	2.79	0.73
1.00	2.86		194,629	0.70	2.82	0.75
1.00	1.09		178,032	0.70	2.19	0.75
1.00	1.27		157,544	0.74	1.26	0.81
1.00	0.28		154,383	0.79	0.28	0.88
1.00	0.52		175,000	0.79	0.50	0.87

1.00	2.86	( j)	54,774	0.70	2.82	0.85
1.00	2.88		69,853	0.70	2.84	0.80
1.00	1.38		79,281	0.70	2.09	0.82
1.00	1.14		82,741	0.71	1.17	0.77
1.00	0.30		59,971	0.72	0.30	0.75
1.00	0.63		79,911	0.72	0.62	0.75

JULY 1, 2008   59

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

60   JPMORGAN MONEY MARKET FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Reserve	0.70%	0.7 2%
JPMorgan Liquid Assets Money Market Fund	Reserve	0.70	0.7 3
JPMorgan U.S. Government Money Market Fund	Reserve	0.70	0.7 2
JPMorgan U.S. Treasury Plus Money Market Fund	Reserve	0.70	0.7 2
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Reserve	0.70	0.72
JPMorgan Municipal Money Market Fund	Reserve	0.70	0.7 4
JPMorgan Michigan Municipal Money Market Fund	Reserve	0.70	0. 81
JPMorgan Ohio Municipal Money Market Fund	Reserve	0.70	0.8 5

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   61

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Prime Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	77	10.25	8.76	4.28
June 30, 2011	80	15.76	13.42	4.28
June 30, 2012	83	21.55	18.27	4.28
June 30, 2013	87	27.63	23.34	4.28
June 30, 2014	91	34.01	28.61	4.28
June 30, 2015	95	40.71	34.12	4.28
June 30, 2016	99	47.75	39.86	4.28
June 30, 2017	103	55.13	45.85	4.28
June 30, 2018	107	62.89	52.09	4.28

JPMorgan Liquid Assets Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	78	10.25	8.75	4.27
June 30, 2011	81	15.76	13.40	4.27
June 30, 2012	85	21.55	18.24	4.27
June 30, 2013	88	27.63	23.29	4.27
June 30, 2014	92	34.01	28.55	4.27
June 30, 2015	96	40.71	34.04	4.27
June 30, 2016	100	47.75	39.77	4.27
June 30, 2017	104	55.13	45.73	4.27
June 30, 2018	109	62.89	51.96	4.27

62   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	77	10.25	8.76	4.28
June 30, 2011	80	15.76	13.42	4.28
June 30, 2012	83	21.55	18.27	4.28
June 30, 2013	87	27.63	23.34	4.28
June 30, 2014	91	34.01	28.61	4.28
June 30, 2015	95	40.71	34.12	4.28
June 30, 2016	99	47.75	39.86	4.28
June 30, 2017	103	55.13	45.85	4.28
June 30, 2018	107	62.89	52.09	4.28

JPMorgan U.S. Treasury Plus Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	77	10.25	8.76	4.28
June 30, 2011	80	15.76	13.42	4.28
June 30, 2012	83	21.55	18.27	4.28
June 30, 2013	87	27.63	23.34	4.28
June 30, 2014	91	34.01	28.61	4.28
June 30, 2015	95	40.71	34.12	4.28
June 30, 2016	99	47.75	39.86	4.28
June 30, 2017	103	55.13	45.85	4.28
June 30, 2018	107	62.89	52.09	4.28

JULY 1, 2008   63

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	77	10.25	8.76	4.28
June 30, 2011	80	15.76	13.42	4.28
June 30, 2012	83	21.55	18.27	4.28
June 30, 2013	87	27.63	23.34	4.28
June 30, 2014	91	34.01	28.61	4.28
June 30, 2015	95	40.71	34.12	4.28
June 30, 2016	99	47.75	39.86	4.28
June 30, 2017	103	55.13	45.85	4.28
June 30, 2018	107	62.89	52.09	4.28

JPMorgan Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	79	10.25	8.74	4.26
June 30, 2011	82	15.76	13.38	4.26
June 30, 2012	86	21.55	18.21	4.26
June 30, 2013	89	27.63	23.24	4.26
June 30, 2014	93	34.01	28.49	4.26
June 30, 2015	97	40.71	33.96	4.26
June 30, 2016	101	47.75	39.67	4.26
June 30, 2017	106	55.13	45.62	4.26
June 30, 2018	110	62.89	51.83	4.26

64   JPMORGAN MONEY MARKET FUNDS

JPMorgan Michigan Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	86	10.25	8.67	4.19
June 30, 2011	90	15.76	13.22	4.19
June 30, 2012	94	21.55	17.97	4.19
June 30, 2013	98	27.63	22.91	4.19
June 30, 2014	102	34.01	28.06	4.19
June 30, 2015	106	40.71	33.43	4.19
June 30, 2016	110	47.75	39.02	4.19
June 30, 2017	115	55.13	44.84	4.19
June 30, 2018	120	62.89	50.91	4.19

JPMorgan Ohio Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$72	5.00%	4.30%	4.30%
June 30, 2010	90	10.25	8.63	4.15
June 30, 2011	94	15.76	13.14	4.15
June 30, 2012	96	21.55	17.83	4.15
June 30, 2013	102	27.63	22.72	4.15
June 30, 2014	106	34.01	27.81	4.15
June 30, 2015	111	40.71	33.12	4.15
June 30, 2016	115	47.75	38.64	4.15
June 30, 2017	120	55.13	44.40	4.15
June 30, 2018	125	62.89	50.39	4.15

JULY 1, 2008   65

This Page Intentionally Left Blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File Nos. JPMorgan Trust I	811-21295 JPMorgan Trust II 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MMR-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Money Market

Funds

Agency Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	10
JPMorgan U.S. Treasury Plus Money Market Fund	14
JPMorgan Federal Money Market Fund	1 7
JPMorgan 100% U.S. Treasury Securities Money Market Fund	2 1
JPMorgan Tax Free Money Market Fund	2 5
JPMorgan Municipal Money Market Fund	2 9
The Funds’ Management and Administration	3 3
How Your Account Works	3 5
Buying Fund Shares	3 5
Selling Fund Shares	3 7
Exchanging Fund Shares	3 8
Other Information Concerning the Funds	3 8
Shareholder Information	40
Distributions and Taxes	40
Shareholder Statements and Reports	40
Availability of Proxy Voting Record	40
Portfolio Holdings Disclosure	4 1
What the Terms Mean	4 2
Financial Highlights	4 4
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	4 8
How to Reach Us	B ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	4th quarter, 2003	0.22%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.97%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	5.17	3.05	3.80

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0. 32
Fee Waiver and Expense Reimbursements[2]	(0.0 6)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	97	174	400

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs) .

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

6   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   7

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.96%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES[1]	5.19	2.95	3.63

1	The performance in the table for the period before Agency Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0.1 0
Total Annual Operating Expenses	0.3 3
Fee Waiver and Expense Reimbursements[2]	(0.0 7)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	99	178	411

JULY 1, 2008   9

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities , and

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

10   JPMORGAN MONEY MARKET FUNDS

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2008   11

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.61%	Worst Quarter	3rd quarter, 2003	0.21%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to their inception on 11/1/01 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.87%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES[1]	5.03	2.99	3.72

1	Historical performance shown for Agency Shares prior to their inception on 11/1/01 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between the classes.

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.3 2
Fee Waiver and Expense Reimbursements[2]	(0.0 6)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	97	174	400

JULY 1, 2008   13

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury , and

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

14   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.59%.

JULY 1, 2008   15

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES[1]	4.75	2.76	3.41

1	The performance in the table for the period before Agency Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.3 2
Fee Waiver and Expense Reimbursements[2]	(0.0 6)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	97	174	400

16   JPMORGAN MONEY MARKET FUNDS

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes , and

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Prepayment and Call Risk.  The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

JULY 1, 2008   17

JPMorgan Federal Money Market Fund (continued)

Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

18   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.58%	Worst Quarter	1st quarter, 2004	0.19%
4th quarter, 2000

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.85%.

JULY 1, 2008   19

JPMorgan Federal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	4.98	2.94	3.67

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.3 2
Fee Waiver and Expense Reimbursements[2]	(0.0 6)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	97	174	400

20   JPMORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 6 0 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or, in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

JULY 1, 2008   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

22   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.54%	Worst Quarter	4th quarter, 2003	0.19%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.64%.

JULY 1, 2008   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	4.45	2.73	3.46

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0. 09
Total Annual Operating Expenses	0.3 2
Fee Waivers and Expense Reimbursements[2]	(0.0 6)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	97	174	400

24   JPMORGAN MONEY MARKET FUNDS

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s total assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   25

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

26   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.04%	Worst Quarter	3rd quarter, 2003	0.17%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.61%.

JULY 1, 2008   27

JPMorgan Tax Free Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	3.4 5	2.13	2.51

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.32
Fee Waivers and Expense Reimbursements[2]	(0.06)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	97	174	400

28   JPMORGAN MONEY MARKET FUNDS

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining net assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   29

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

30   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.99%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to 1/1/06 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Premier Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.61%.

JULY 1, 2008   31

JPMorgan Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES[1]	3.48	2.09	2.38

1	The performance in the table for the period before Agency Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Premier Shares.

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses[1]	0.11
Total Annual Operating Expenses	0.34
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	101	183	423

32   JPMORGAN MONEY MARKET FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

Collectively, these are the JPMT II Funds.

Ea ch T rust is governed by Trustees who are responsible for overseeing all business activities of their Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreement for the Funds is available in the shareholder reports for the period ended August 31, 200 7 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.15% of the average daily net assets of Agency Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.15% annual fees to such entities for performing shareholder and administrative services.

JULY 1, 2008   33

The Funds’ Management and Administration (continued)

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

34   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Agency Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Agency Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
U.S. Treasury Plus Money Market Fund	5:00 P.M. ET
Federal Money Market Fund	2:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET
Tax Free Money Market Fund	NOON ET
Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the

JULY 1, 2008   35

How Your Account Works (continued)

Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Agency Shares are subject to a $5,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Former One Group accounts opened on or before February 18, 2005 will be subject to a $1,000,000 minimum. Agency Shares accounts of certain JPMorgan Funds (other than former One Group Funds) opened prior to January 1, 2002 will be subject to a minimum of $1,000,000.

The Funds reserve the right to waive any investment minimum. The SAI has additional information on investment minimum waivers for investors purchasing directly from JPMDS, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For further information on investment minimum waivers, you can also call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

36   JPMORGAN MONEY MARKET FUNDS

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-AGENCY)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if a Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

JULY 1, 2008   37

How Your Account Works (continued)

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a letter signed by an authorized signer with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Agency Shares may be exchanged for Agency Shares of other JPMorgan Funds, subject to any minimum investment and eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at

38   JPMORGAN MONEY MARKET FUNDS

times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2008   39

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund declare s dividends daily, so your shares can start earning dividends on the day you buy them. Each Fund distribute s the dividends of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of any net investment income and short-term capital gain. No Fund expects to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain, generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund or Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisers to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Each Fund expect s substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. No Fund expect s to realize long term capital gain or loss.

Each Fund’s investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for

40   JPMORGAN MONEY MARKET FUNDS

the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   41

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

42   JPMORGAN MONEY MARKET FUNDS

This Page Intentionally Left Blank.

JULY 1, 2008   43

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

44   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	5.02	%(h)	$10,640,542	0.26%	4.88%	0.32%
1.00	5.05		10,626,102	0.26	4.95	0.33
1.00	1.93		9,357,166	0.26	3.84	0.33
1.00	2.37		12,406,388	0.26	2.35	0.33
1.00	0.93		11,669,540	0.26	0.92	0.32
1.00	1.20		12,648,000	0.26	1.20	0.31

1.00	5.03	(h)	499,591	0.26	4.86	0.33
1.00	5.03		183,392	0.26	4.94	0.34
1.00	2.49		206,098	0.26	3.68	0.34
1.00	0.96		482,594	0.26	2.68	0.37

1.00	4.82	(h)	5,168,268	0.26	4.65	0.32
1.00	5.00		3,890,478	0.26	4.91	0.33
1.00	2.48		3,516,960	0.24	3.65	0.33
1.00	1.95		4,045,754	0.24	2.55	0.32
1.00	0.87		98,212	0.24	0.86	0.24
1.00	1.30		578,118	0.24	1.14	0.24

1.00	4.37	(h)	1,019,655	0.26	4.13	0.32
1.00	4.96		896,961	0.26	4.85	0.33
1.00	2.38		894,875	0.26	3.55	0.34
1.00	0.89		898,116	0.26	2.52	0.32

1.00	4.77		570,445	0.26	4.47	0.32
1.00	4.96		172,324	0.26	4.82	0.33
1.00	1.89		200,822	0.26	3.74	0.34
1.00	2.27		203,604	0.26	2.17	0.34
1.00	0.85		389,465	0.26	0.85	0.33
1.00	1.14		333,490	0.26	1.20	0.33

JULY 1, 2008   45

Financial Highlights (continued)

Agency (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04	$—	(g)	$0.04	$(0.04)	$—		$(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Tax Free Money Market Fund
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

46   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	4.13	%(h)	$1,306,725	0.26%	3.94%	0.32%
1.00	4.74		556,544	0.26	4.63	0.33
1.00	1.77		1,098,879	0.24	3.56	0.34
1.00	2.10		738,403	0.24	2.09	0.33
1.00	0.79		784,065	0.25	0.78	0.32
1.00	1.09		818,000	0.25	1.11	0.32

1.00	3.30		535,484	0.26	3.21	0.32
1.00	3.31		288,068	0.26	3.26	0.32
1.00	1.31		444,492	0.26	2.63	0.33
1.00	1.77		904,664	0.26	1.74	0.33
1.00	0.81		1,173,270	0.26	0.82	0.32
1.00	1.02		724,817	0.26	1.05	0.33

1.00	3.33	(h)	19,577	0.26	3.20	0.34
1.00	3.35		16,427	0.26	3.22	0.34
1.00	1.71		45,534	0.26	2.71	0.34
1.00	0.75		17	0.26	2.34	0.32

JULY 1, 2008   47

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

48   JPMORGAN MONEY MARKET FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Agency	0.26%	0.3 2%
JPMorgan Liquid Assets Money Market Fund	Agency	0.26	0.3 3
JPMorgan U.S. Government Money Market Fund	Agency	0.26	0.3 2
JPMorgan U.S. Treasury Plus Money Market Fund	Agency	0.26	0.3 2
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency	0.26	0.3 2
JPMorgan Municipal Money Market Fund	Agency	0.26	0.34

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   49

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Prime Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$27	5.00%	4.74%	4.74%
June 30, 2010	34	10.25	9.64	4.68
June 30, 2011	36	15.76	14.77	4.68
June 30 , 2012	38	21.55	20.14	4.68
June 30 , 2013	39	27.63	25.77	4.68
June 30, 2014	41	34.01	31.65	4.68
June 30, 2015	43	40.71	37.81	4.68
June 30 , 2016	45	47.75	44.26	4.68
June 30 , 2017	47	55.13	51.02	4.68
June 30, 2018	49	62.89	58.08	4.68

JPMorgan Liquid Assets Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$27	5.00%	4.74%	4.74%
June 30, 2010	35	10.25	9.63	4.67
June 30, 2011	37	15.76	14.75	4.67
June 30 , 2012	39	21.55	20.11	4.67
June 30 , 2013	41	27.63	25.72	4.67
June 30, 2014	42	34.01	31.59	4.67
June 30, 2015	44	40.71	37.74	4.67
June 30 , 2016	47	47.75	44.17	4.67
June 30 , 2017	49	55.13	50.90	4.67
June 30, 2018	51	62.89	57.95	4.67

JPMorgan U.S. Government Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$27	5.00%	4.74%	4.74%
June 30, 2010	34	10.25	9.64	4.68
June 30, 2011	36	15.76	14.77	4.68
June 30 , 2012	38	21.55	20.14	4.68
June 30 , 2013	39	27.63	25.77	4.68
June 30, 2014	41	34.01	31.65	4.68
June 30, 2015	43	40.71	37.81	4.68
June 30 , 2016	45	47.75	44.26	4.68
June 30 , 2017	47	55.13	51.02	4.68
June 30, 2018	49	62.89	58.08	4.68

50   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$27	5.00%	4.74%	4.74%
June 30, 2010	34	10.25	9.64	4.68
June 30, 2011	36	15.76	14.77	4.68
June 30 , 2012	38	21.55	20.14	4.68
June 30 , 2013	39	27.63	25.77	4.68
June 30, 2014	41	34.01	31.65	4.68
June 30, 2015	43	40.71	37.81	4.68
June 30 , 2016	45	47.75	44.26	4.68
June 30 , 2017	47	55.13	51.02	4.68
June 30, 2018	49	62.89	58.08	4.68

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$27	5.00%	4.74%	4.74%
June 30, 2010	34	10.25	9.64	4.68
June 30, 2011	36	15.76	14.77	4.68
June 30 , 2012	38	21.55	20.14	4.68
June 30 , 2013	39	27.63	25.77	4.68
June 30, 2014	41	34.01	31.65	4.68
June 30, 2015	43	40.71	37.81	4.68
June 30 , 2016	45	47.75	44.26	4.68
June 30 , 2017	47	55.13	51.02	4.68
June 30, 2018	49	62.89	58.08	4.68

JPMorgan Municipal Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$27	5.00%	4.74%	4.74%
June 30, 2010	36	10.25	9.62	4.66
June 30, 2011	38	15.76	14.73	4.66
June 30 , 2012	40	21.55	20.08	4.66
June 30 , 2013	42	27.63	25.67	4.66
June 30, 2014	44	34.01	31.53	4.66
June 30, 2015	46	40.71	37.66	4.66
June 30 , 2016	48	47.75	44.07	4.66
June 30 , 2017	50	55.13	50.79	4.66
June 30, 2018	52	62.89	57.81	4.66

JULY 1, 2008   51

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File Nos. JPMorgan Trust I JPMorgan Trust II	811-21295 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-MMA-708

PROSPECTUS JULY 1, 200 8

Municipal Money Market Funds

E*TRADE Class Shares

JPMorgan Municipal Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund

This prospectus is to be used only by clients of E*TRADE Securities LLC.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Municipal Money Market Fund	1
JPMorgan California Municipal Money Market Fund	8
JPMorgan New York Municipal Money Market Fund	15
The Funds’ Management and Administration	2 3
How Your Account Works	2 7
Buying Fund Shares	2 7
Selling Fund Shares	2 9
Other Information Concerning the Funds	30
Shareholder Information	3 1
Distributions and Taxes	3 1
Shareholder Statements and Reports	3 4
Availability of Proxy Voting Record	3 4
Portfolio Holdings Disclosure	3 5
What the Terms Mean	3 6
Financial Highlights	3 8
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds	40
How To Reach Us	Back cover

This prospectus is to be used only by clients of E*TRADE Securities LLC (E*TRADE Securities). E*TRADE Class Shares of the Funds may not be purchased directly by individuals. In order to be a shareholder of a Fund, an individual generally needs to have a brokerage account with E*TRADE Securities and have elected E*TRADE Class Shares as a “sweep” investment.

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining net assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

JULY 1, 2008   1

JPMorgan Municipal Money Market Fund (continued)

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Municipal Obligations Risk.   Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets

JULY 1, 2008   3

JPMorgan Municipal Money Market Fund (continued)

in securities subject to federal income tax, or may hold any portion of the Fund’s assets in cash.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

4   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s E*Trade Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call E*TRADE Securities at 1-800-ETRADE-1 or go to www.etrade.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.83%	Worst Quarter	3rd quarter, 2003	–0.02%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between the classes.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.43%.

JULY 1, 2008   5

JPMorgan Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
E*TRADE CLASS SHARES[1]	2.72	1.40	1.73

1	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between the classes.

Investor Expenses for E*TRADE Class Shares

The expenses of the E*TRADE Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from E*Trade Class Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.11
Total Annual Operating Expenses	1.09
Fee Waivers and Expense Reimbursements[2]	(0.09)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the E*TRADE Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

6   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the E*TRADE Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the E*TRADE Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	338	592	1,321

JULY 1, 2008   7

JPMorgan California Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of California, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of total assets may be invested in securities paying interest which is subject to federal and California personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to California personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

8   JPMORGAN MONEY MARKET FUNDS

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2008   9

JPMorgan California Municipal Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of California Obligations.   The Fund will be particularly susceptible to difficulties affecting California and its municipalities.

Municipal Obligations Risk.   Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available

10   JPMORGAN MONEY MARKET FUNDS

for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or California personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   11

JPMorgan California Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. T he bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call E*TRADE Securities at 1-800-ETRADE-1 or go to www.etrade.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	2nd quarter, 2000	0.85%	Worst Quarter	3rd quarter, 2003	0.11%
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.40%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
E*TRADE CLASS SHARES[1]	2.66	1.65	1.99

1	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares.

Investor Expenses for E*TRADE Class Shares

The expenses of the E*TRADE Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from E*Trade Class Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.11
Total Annual Operating Expenses	1.09
Fee Waivers and Expense Reimbursements[2]	(0.09)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the E*TRADE Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   13

JPMorgan California Municipal Money Market Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the E*TRADE Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the E*TRADE Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	338	592	1,321

14   JPMORGAN MONEY MARKET FUNDS

JPMorgan New York Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of New York, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of total assets may be invested in securities paying interest which is subject to federal income tax, New York State and New York City personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the

JULY 1, 2008   15

JPMorgan New York Municipal Money Market Fund (continued)

Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

16   JPMORGAN MONEY MARKET FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Risk of New York Obligations.   The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities.

Municipal Obligations Risk.   Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk

JULY 1, 2008   17

JPMorgan New York Municipal Money Market Fund (continued)

to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs , currency fluctuations, and possible delayed settlement.

•	There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. During such times, or in response to other unusual market conditions, the adviser may invest any portion of the Fund’s assets in securities subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or New York State or New York City personal income taxes. Consult your tax professional for more information.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

18   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

JULY 1, 2008   19

JPMorgan New York Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. T he bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call E*TRADE Securities at 1-800-ETRADE-1 or go to www.etrade.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	2nd quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.04%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Reserve Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which also invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares and Reserve Shares.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.40%.

20   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
E*TRADE CLASS SHARES[1]	2.66	1.52	1.95

1	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Reserve Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which also invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares and Reserve Shares.

Investor Expenses for E*TRADE Class Shares

The expenses of the E*TRADE Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from E*Trade Class Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	1.08
Fee Waiver and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the E*TRADE Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   21

JPMorgan New York Municipal Money Market Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the E*TRADE Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the E*TRADE Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	336	588	1,310

22   JPMORGAN MONEY MARKET FUNDS

The Funds’ Management and Administration

The California Municipal Money Market Fund and New York Municipal Money Market Fund are series of JPMorgan Trust I (JPMT I) and the Municipal Money Market Fund is a series of JPMorgan Trust II (JPMT II). Each trust is a Delaware statutory trust.

E ach T rust is governed by Trustees who are responsible for overseeing all business activities of their Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the California Municipal Money Market Fund and New York Municipal Money Market Fund, and JPMIA is the investment adviser to the Municipal Money Market Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

JULY 1, 2008   23

The Funds’ Management and Administration (continued)

During the most recent fiscal period ended 2/2 9 /0 8 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Municipal Money Market Fund	0.08%
California Municipal Money Market Fund	0.08
New York Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreement for the Funds is available in the shareholder reports for the period ended August 31, 200 7 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of E*TRADE Class Shares of each Fund. JPMDS has entered into service agreements with E*TRADE Securities LLC or its affiliate (E*TRADE Securities) under which it will pay all or a portion of the 0.30% annual fees to E*TRADE Securities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the FINRA ) does not exceed 0.25% of the average annual net assets attributable to the E*TRADE Class Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution

24   JPMORGAN MONEY MARKET FUNDS

fees of up to 0.60% of the average daily net assets attributable to E*TRADE Class Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to E*TRADE Securities under an agreement with the Distributor to sell shares of the Funds. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries, including E*TRADE Securities, whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in

JULY 1, 2008   25

The Funds’ Management and Administration (continued)

the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

26   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

The Funds’ E*TRADE Class Shares are offered only to clients of E*TRADE Securities. E*TRADE Class Shares may not be purchased directly by individuals, although E*TRADE Securities may purchase E*TRADE Class Shares for accounts maintained by individuals who generally have elected E*TRADE Class Shares as a “sweep” investment. Individuals for whom E*TRADE Securities purchases Fund shares should contact E*TRADE Securities to purchase or sell Fund shares. E*TRADE Securities may impose policies, limitations and fees which are different than those described herein.

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy E*TRADE Class Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Institutional Funds Service Center accepts the order.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early,

JULY 1, 2008   27

How Your Account Works (continued)

purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If a purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

E*TRADE Securities will be responsible for transmitting your purchase order to the Fund by the Fund’s cut-off time. E*TRADE Securities may have an earlier cut-off time for purchase orders. In addition, E*TRADE Securities may be closed at times when the Fund is open.

Normally, the cut-off time for each Fund is:

Municipal Money Market Fund	NOON ET
California Municipal Money Market Fund	NOON ET
New York Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to

28   JPMORGAN MONEY MARKET FUNDS

stop offering shares for sale at any time.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

E*TRADE Securities will be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. E*TRADE Securities may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Federal law requires all financial institutions, including E*TRADE Financial, to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for certain information. Your Account Application is required by law to be rejected if the required identifying information is not provided. Once all required information is received, federal law requires that your identity be verified. After an account is opened, your ability to purchase additional shares until your identity is verified may be restricted. If your identity cannot be verified, within a reasonable time, your account may be closed and redeemed at the NAV per share next calculated after the account is closed.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order.

Under normal circumstances, if a Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by

JULY 1, 2008   29

How Your Account Works (continued)

wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days after the Fund receives the redemption order.

Contact E*TRADE Securities about which Fund’s shares you want to sell. The Fund must receive your order, supported by all appropriate documentation and information in proper form, from E*TRADE Securities by the Fund’s cut-off time in order for us to process your order at that day’s price. E*TRADE Securities may charge you for this service.

E*TRADE Securities may have an earlier cut-off time for redemption orders.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

30   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

Each Fund declare s dividends daily, so your shares can start earning dividends on the day you buy them. Each Fund distribute s dividends of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of any net investment income and short-term capital gain. No Fund expects to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain , generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Funds generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis o rs to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of

JULY 1, 2008   31

Shareholder Information (continued)

obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the California Municipal Money Market Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. Investors should consult their tax advisors about other state and local tax consequences of the investment in the Fund.

Dividends received from the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not New York State corporate franchise tax or the New York City General Corporate T ax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a

32   JPMORGAN MONEY MARKET FUNDS

corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends generally will not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their tax advisors about other state and local tax consequences of investment in the Fund.

It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Each Fund expect s substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or loss.

A Fund ’ s investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

JULY 1, 2008   33

Shareholder Information (continued)

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and/or account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds or your Financial Intermediary. In addition, the Funds or your Financial Intermediary will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to E*TRADE Securities LLC, P.O. Box 989030, West Sacramento, CA 95798-9030 or call 1-800-ETRADE-1 (1-800-387-2331).

AVAILABILITY OF PROXY
VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things,

34   JPMORGAN MONEY MARKET FUNDS

a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-ETRADE-1 (1-800-387-2331).

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   35

What the Terms Mean

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Variable rate securities: Securities whose interest rates are periodically adjusted.

36   JPMORGAN MONEY MARKET FUNDS

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JULY 1, 2008   37

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past three fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

E*Trade Class Shares

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains
Municipal Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(f)	$0.03		$(0.03)	$—	(f)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)
January 17, 2006 (d) through February 28, 2006 (e)	1.00	—	(f)	—		—	(f)	— (f)	—

California Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.02		—	(f)	0.02		(0.02)	—
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
January 17, 2006 (d) through February 28, 2006 (e)	1.00	—	(f)	—	(f)	—	(f)	— (f)	—

New York Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
January 17, 2006 (d) through February 28, 2006 (e)	1.00	—	(f)	—	(f)	—	(f)	— (f)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

38   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$(0.03)	$1.00	2.57	%(g)	$1,603,907	1.00%	2.55%	1.09%
(0.03)	1.00	2.59		1,723,433	1.00	2.60	1.08

—(f)	1.00	0.25		307,366	1.00	2.11	1.09

(0.02)	1.00	2.50		812,635	1.00	2.49	1.09
(0.03)	1.00	2.53		948,839	1.00	2.53	1.09

—(f)	1.00	0.25		70,216	1.00	2.10	1.24

(0.03)	1.00	2.50		320,928	1.00	2.52	1.08
(0.03)	1.00	2.55		429,685	1.00	2.56	1.10

—(f)	1.00	0.24		82,319	1.00	2.08	1.11

JULY 1, 2008   39

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in

40   JPMORGAN MONEY MARKET FUNDS

Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Large Cap Value Fund, the Equity Index Fund, the Equity Income Fund, the Government Bond Fund and the U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in

JULY 1, 2008   41

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds (continued)

connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Municipal Money Market Fund offered in this prospectus is not subject to a Reduced Rate. The California Municipal Money Market Fund and New York Municipal Money Market Fund are not subject to these disclosure requirements.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Municipal Money Market Fund	E*TRADE	1.00%	1.0 9%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

42   JPMORGAN MONEY MARKET FUNDS

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Municipal Money Market Fund

	E*TRADE Class Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$102	5.00%	4.00%	4.00%
June 30, 2010	116	10.25	8.07	3.91
June 30, 2011	120	15.76	12.29	3.91
June 30, 2012	125	21.55	16.68	3.91
June 30, 2013	130	27.63	21.24	3.91
June 30, 2014	135	34.01	25.99	3.91
June 30, 2015	140	40.71	30.91	3.91
June 30, 2016	145	47.75	36.03	3.91
June 30, 2017	151	55.13	41.35	3.91
June 30, 2018	157	62.89	46.88	3.91

JULY 1, 2008   43

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HOW TO REACH US

For Shareholder Inquiries:

By telephone

Call E*TRADE Securities LLC
at 1-800-ETRADE-1
(1-800-387-2331)

By mail

Write to:
E*TRADE Securities LLC
P.O. Box 989030
West Sacramento, CA 95798-9030

On the Internet

www.etrade.com
<http://www.etrade.com/>

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information by calling 1-800-766-7722 or writing to:

JPMorgan Institutional Funds
    Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

You can also find information online at www.jpmorganfunds.com. Investment Company Act File Nos. JPMorgan Trust I JPMorgan Trust II	811-21295 811-4236

©JPMorgan Chase & Co. All Rights Reserved. July 2008.

0708-JPMPRS4-P51098

PROSPECTUS J ULY 1 , 2008

JPMorgan

Money Market

Funds

Premier Shares

JPMorgan Prime Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
The Fund’s Management and Administration	5
How Your Account Works	7
Buying Fund Shares	7
Selling Fund Shares	8
Other Information Concerning the Fund	9
Shareholder Information	10
Distributions and Taxes	10
Shareholder Statements and Reports	10
Availability of Proxy Voting Record	10
Portfolio Holdings Disclosure	10
What the Terms Mean	12
Financial Highlights	14
Legal Proceedings and Additional Fee and Expense Information	16
How to Reach Us	Back cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations ,

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities ,

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ,

•	asset-backed securities ,

•	repurchase agreements and reverse repurchase agreements ,

•	taxable municipal obligations , and

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

JULY 1, 2008   1

JPMorgan Prime Money Market Fund (continued)

Interest Rate Risk. Although the Fund is generally less sensitive to interest rate changes than are funds that invest in longer-term securities, changes in short-term interest rates will cause changes to the Fund’s yield.

Credit Risk.  There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information, please call Administration Resources Corporation, an OptumHealth Financial Services Company at (866) 204-8154. You may also obtain this information by visiting www.jpmorganfunds.com. Past performance is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.59%	Worst Quarter	3rd quarter, 2003	0.17%
4th quarter, 2003
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 8 was 0.92%.

JULY 1, 2008   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	4.97	2.85	3.60

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.0 9
Total Annual Operating Expenses	0.4 7
Fee Waiver and Expense Reimbursements[2]	(0.0 2 )
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

4   JPMORGAN MONEY MARKET FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I (JPMTI), a Delaware statutory trust (“Trust”). The Trust is governed by the trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal period ended 2/2 9 /0 8 , the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the shareholder report for the period ended August 31, 2007.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets of such Funds over $100 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Premier Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fees described above to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of each Fund.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an

JULY 1, 2008   5

The Fund’s Management and Administration (continued)

expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

6   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

To purchase shares, please contact Administration Resources Corporation, an OptumHealth Financial Services Company (the “Financial Intermediary”).

You do not pay any sales charge (sometimes called a load) when you buy Premier Shares of this Fund.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Fund seeks to maintain a stable NAV per share of $1.00. The Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Fund is accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

The Financial Intermediary may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Fund.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificate will be issued.

Shares purchased will typically be held for you by the Financial Intermediary. If the Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the cut-off time for the Fund is:

Prime Money Market Fund	5:00 p.m. ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Minimum Investments

Investment minimums are waived for the OptumHealth employee healthcare account products.

General

The JPMorgan money market funds (including the Fund in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

JULY 1, 2008   7

How Your Account Works (continued)

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

You can buy shares:

Through Your Financial Intermediary

Tell your Financial Intermediary you want to buy shares of this Fund and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Fund:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures

SELLING FUND SHARES

To sell shares, please contact Administration Resources Corporation, an OptumHealth Financial Services Company.

You can sell your shares on any day that the Funds are open for business . You will receive the next NAV per share calculated after the Fund receives your order.

A sale order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if the Fund receives your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within one day after the Fund receives the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by Automated Clearing House (ACH) to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You can sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary you want to sell your shares. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

8   JPMORGAN MONEY MARKET FUNDS

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

OTHER INFORMATION CONCERNING
THE FUND

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

The Fund may suspend your ability to redeem or may postpone payment for more than one day when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2008   9

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings , if any, to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. The Fund distributes the dividend of net investment income, if any, monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, the Fund will distribute substantially all of any net investment income and short-term capital gain. The Fund does not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gain generally will be taxable as ordinary income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from the Fund will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. The state or municipality where you live might not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in the Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Fund expects substantially all of its distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Fund does not expect to realize long term capital gain or losses.

The Fund’s investments in certain debt obligations and asset backed securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gain, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

Your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully and notify your Financial Intermediary of any errors. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds’

10   JPMORGAN MONEY MARKET FUNDS

website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   11

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar - weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar - weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. Interest on certain municipal obligations, generally issued as general obligation and revenue bonds, is exempt from federal taxation and state and/or local taxes in the state where issued.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

12   JPMORGAN MONEY MARKET FUNDS

This Page Intentionally Left Blank.

JULY 1, 2008   13

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(e)	$0.05	$(0.05)	$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(e)	0.05	(0.05)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

14   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	4.82	%(f)	$9,105,808	0.45%	4.72%	0.47%
1.00	4.85		7,844,932	0.45	4.75	0.48
1.00	1.83		7,450,365	0.45	3.65	0.48
1.00	2.18		8,577,924	0.15	2.22	0.48
1.00	0.73		5,887,641	0.45	0.73	0.47
1.00	1.01		5,411,913	0.45	1.00	0.46

JULY 1, 2008   15

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

16   JPMORGAN MONEY MARKET FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Premier	0.45%	0.47%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 2008, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   17

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates (continued)

JPMorgan Prime Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	50	10.25	9.29	4.53
June 30, 2011	53	15.76	14.24	4.53
June 30, 2012	55	21.55	19.41	4.53
June 30, 2013	57	27.63	24.82	4.53
June 30, 2014	60	34.01	30.48	4.53
June 30, 2015	63	40.71	36.39	4.53
June 30, 2016	66	47.75	42.56	4.53
June 30, 2017	69	55.13	49.02	4.53
June 30, 2018	72	62.89	55.77	4.53

18   JPMORGAN MONEY MARKET FUNDS

HOW TO REACH US

FOR SHAREHOLDER INQUIRIES:

By telephone
Call us at (866) 204-8154

By mail
Administration Resources Corporation
P.O. Box 548
Anoka, MN 55303-0548

By e-mail
rkinvest@arcadministration.com

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
The annual and semi-annual reports contain more information about the Fund’s investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information by calling us at (866) 204-8154, e-mailing us at rkinvest@arcadministration.com or writing to:

Administration Resources Corporation
P.O. Box 548
Anoka, MN 55303-0548

You can also find information online at www.optumhealthfinancial.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. is 811-21295

©JPMorgan Chase & Co., 2008    All rights reserved. July 2008.

PR-MMP-OPTUM-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Income

Funds

Class A, Class B & Class C Shares

JPMorgan Ultra Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Bond Fund (Class A)
JPMorgan Short Term Bond Fund II (Class A)
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Bond Fund
JPMorgan Strategic Income Fund
JPMorgan Mortgage-Backed Securities Fund (Class A)
JPMorgan Government Bond Fund
JPMorgan Real Return Fund (Class A & Class C)
JPMorgan High Yield Bond Fund
JPMorgan Emerging Markets Debt Fund (Class A & Class C)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Ultra Short Duration Bond Fund	1
JPMorgan Treasury & Agency Fund	8
JPMorgan Short Duration Bond Fund	14
JPMorgan Short Term Bond Fund	21
JPMorgan Short Term Bond Fund II	28
JPMorgan Intermediate Bond Fund	34
JPMorgan Core Bond Fund	41
JPMorgan Core Plus Bond Fund	48
JPMorgan Bond Fund	57
JPMorgan Strategic Income Fund	65
JPMorgan Mortgage-Backed Securities Fund	73
JPMorgan Government Bond Fund	79
JPMorgan Real Return Fund	86
JPMorgan High Yield Bond Fund	93
JPMorgan Emerging Markets Debt Fund	101
The Funds’ Management and Administration	108
How to Do Business with the Funds	113
Purchasing Fund Shares	113
Sales Charges	118
Rule 12b-1 Fees	124
Networking and Sub-Transfer Agency Fees	124
Exchanging Fund Shares	124
Redeeming Fund Shares	125
Shareholder Information	129
Distributions and Taxes	129
Shareholder Statements and Reports	130
Availability of Proxy Voting Record	130
Portfolio Holdings Disclosure	130
Investment Practices	131
Risk and Reward Elements for the Funds	140
JPMIM—Related Performance of Separately Managed Accounts	145
Financial Highlights	14 6
Legal Proceedings and Additional Fee and Expense Information	160
How to Reach Us	B ack cover

JPMorgan Ultra Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in all types of investment grade debt securities or unrated debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser) determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   1

JPMorgan Ultra Short Duration Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

2   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

JULY 1, 2008   3

JPMorgan Ultra Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Short 9–12 Month U.S. Treasury Index, a broad-based securities market index, and the Lipper Ultra Short Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. There is no contingent deferred sales load assessed on Class C Shares of the Fund.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	2.13%	Worst Quarter	4th quarter, 200 7	–0. 70%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –1.90%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(1.41)	1.85	3.59
Return After Taxes on Distributions	(3.05)	0.60	1.94
Return After Taxes on Distributions and Sale of Fund Shares	(0.91)	0.85	2.05

CLASS B
Return Before Taxes	(2.70)	1.82	3.52 [3]

CLASS C
Return Before Taxes	0.41	1.83	3.19

LEHMAN BROTHERS SHORT 9–12 MONTH U.S. TREASURY INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.8 7	3.01	4.18

LIPPER ULTRA SHORT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	2.48	2.57	3.76

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 11/1/01 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero-coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Ultra Short Duration Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	2.25	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	3.00	***	NONE

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.25	0.25	0.25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.16	0.16	0.16
Acquired Fund Fees and Expenses[2]	0.0 1	0.0 1	0.0 1

Total Annual Operating Expenses[3,4]	0.9 2	1.4 2	1.4 2
Fee Waivers and Expense Reimbursements[4]	(0.21)	(0.21)	(0.21)

Net Expenses[4]	0.7 1	1.2 1	1.2 1

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70%, 1.20%, and 1.20%, respectively, of the average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.9 1%, 1.4 1% and 1.4 1% and Net Expenses would have been 0.70%, 1.20% and 1.20% for Class A Shares, Class B Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

6   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	296	491	703	1,312
CLASS B SHARES** ($)	423	629	756	1,423	***
CLASS C SHARES** ($)	123	429	756	1,684

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	296	491	703	1,312
CLASS B SHARES ($)	123	429	756	1,423	***
CLASS C SHARES ($)	123	429	756	1,684

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years.

JULY 1, 2008   7

JPMorgan Treasury & Agency Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Fund’s main investment strategies?

The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its A ssets in Treasury and Agency Obligations. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes. A Treasury and Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities and mortgage-backed related securities.

The Fund also invests in other government-only investment companies, including JPMorgan money market funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs .

Normally the Fund’s average weighted maturity will range between two and five years. See page 13 1 for a discussion of average weighted maturity.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. The Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments

8   JPMORGAN INCOME FUNDS

generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

JULY 1, 2008   9

JPMorgan Treasury & Agency Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–5 Year Treasury Index and Lehman Brothers 1–3 Year Treasury Index , broad-based securities market index es , and the Lipper Short U.S. Government Funds Index and the Lipper Short U.S. Treasury Funds Average , index es based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.69%	Worst Quarter	2nd quarter, 2004	–1.61%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.59%.

10   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	4.02	2.43	4.56
Return After Taxes on Distributions	2.42	0.91	2.72
Return After Taxes on Distributions and Sale of Fund Shares	2.58	1.20	2.78

CLASS B
Return Before Taxes	2.84	2.40	4.48 [4]

LEHMAN BROTHERS 1–5 YEAR TREASURY INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	8.16	3.30	5.09

LEHMAN BROTHERS 1–3 YEAR TREASURY INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.31	3.11	4.75

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX3,ˆ
(Reflects No Deduction for Taxes)	5.56	2.72	4.28

LIPPER SHORT U.S. TREASURY FUNDS AVERAGE 3, ˆ
(Reflects No Deduction for Taxes)	6.78	2.75	4.35

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The Lehman Brothers 1–3 Year Treasury Index includes securities in the Lehman Brothers Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 3 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Short U.S. Government Fundes Index and the Lipper Short U.S. Treasury Funds Average include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lipper index for the Fund has changed from the Lipper Short U.S. Government Funds Index to the Lipper Short U.S. Treasury Funds Average in order to better represent the investment policies for comparison purposes.

4	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   11

JPMorgan Treasury & Agency Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C1
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	2.25	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	3.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

1	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C 5
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.2 1	0.2 2	0.2 2
Acquired Fund Fees and Expenses[2]	0.03	0.03	0.03

Total Annual Operating Expenses [3,4]	1.0 4	1.5 5	1.5 5
Fee Waivers and Expense Reimbursements [4]	(0.3 1 )	(0.3 2 )	(0.3 2 )
Net Expenses [4]	0.7 3	1.2 3	1.2 3

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70%, 1.20% and 1.20%, respectively, of their average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.01%, 1.52% and 1.52% and Net Expenses would have been 0.70%, 1.20% and 1.20% for the Class A, Class B and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

5	As of the date of this Prospectus, Class C Shares have not commenced operations and are not open for investment.

12   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	298	5 18	757	1,440
CLASS B SHARES** ($)	425	658	814	1,555	***
CLASS C SHARES** ($)	225	458	814	1,818

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	298	518	757	1,440
CLASS B SHARES ($)	125	458	814	1,555	***
CLASS C SHARES ($)	125	458	814	1,818

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years.

JULY 1, 2008   13

JPMorgan Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, with short to intermediate remaining maturities. These include U.S. government obligations, such as Ginnie Mae, Fannie Mae or Freddie Mac securities and mortgage-backed securities, asset-backed securities, corporate debt obligations, and other structured investments including collateralized mortgage obligations.

Under normal circumstances, the Fund invests at least 80% of its A ssets in bonds. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s net assets may be invested in preferred stock.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. See page 13 1 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

14   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

JULY 1, 2008   15

JPMorgan Short Duration Bond Fund (continued)

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

16   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–3 Year Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. There is no contingent deferred sales load assessed on Class C Shares of the Fund.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.18%	Worst Quarter	2nd quarter, 2004	–0.96%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 1.81%.

JULY 1, 2008   17

JPMorgan Short Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	3.43	2.43	4.24
Return After Taxes on Distributions	1.98	1.28	2.60
Return After Taxes on Distributions and Sale of Fund Shares	2.20	1.39	2.60

CLASS B
Return Before Taxes	2.29	2.36	4.17 [3]

CLASS C
Return Before Taxes	5.30	2.36	3.84

LEHMAN BROTHERS 1–3 YEAR GOVERNMENT/ CREDIT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.83	3.38	4.99

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.56	2.72	4.28

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 11/1/01 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

18   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	2.25	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	3.00	***	NONE

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.25	0.25	0.25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.16	0.16	0.16
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses [3,4]	0.9 2	1.4 2	1.4 2
Fee Waivers and Expense Reimbursements [4]	(0.11)	(0.11)	(0.11)
Net Expenses [4]	0.8 1	1.3 1	1.3 1

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80%, 1.30% and 1.30%, respectively, of their average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.91%, 1.41% and 1.41% and Net Expenses would have been 0.80%, 1.30% and 1.30% for the Class A, Class B and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   19

JPMorgan Short Duration Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	306	501	712	1,321
CLASS B SHARES** ($)	433	639	766	1,432	***
CLASS C SHARES** ($)	133	439	766	1,692

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	306	501	712	1,321
CLASS B SHARES ($)	133	439	766	1,432	***
CLASS C SHARES ($)	133	439	766	1,692

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years.

20   JPMORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return, consistent with low volatility of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the Merrill Lynch 1–3 Year Treasury Index duration was 1. 58, although the duration will likely vary in the future. The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of total a ssets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 75% “A” or better. Up to 10% of total a ssets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   21

JPMorgan Short Term Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

22   JPMORGAN INCOME FUNDS

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in

JULY 1, 2008   23

JPMorgan Short Term Bond Fund (continued)

trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

24   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1–3 Year Treasury Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	3.13%	Worst Quarter	2nd quarter, 2004	–1.14%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical). During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –1.74%.

JULY 1, 2008   25

JPMorgan Short Term Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.83)	1.52	3.62
Return After Taxes on Distributions	(2.54)	0.26	1.91
Return After Taxes on Distributions and Sale of Fund Shares	(0.54)	0.56	2.04

MERRILL LYNCH 1–3 YEAR TREASURY INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.31	3.11	4.75

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	4.80	3.03	4.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A Shares). During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Merrill Lynch 1–3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	2.25

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

26   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.25
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.1 5
Acquired Fund Fees and Expenses[2]	0.0 2

Total Annual Operating Expenses[3,4]	0.9 2
Fee Waivers and Expense Reimbursements[4]	(0.1 5 )
Net Expenses[4]	0.7 7

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of the average daily net assets of the Class A Shares through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.90% and Net Expenses would have been 0.75% for Class A Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

YOUR COST * ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
302	497	709	1,317

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2008   27

JPMorgan Short Term Bond Fund II

What is the goal of the Fund?

The Fund seeks a high level of income, consistent with preservation of capital.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. “Assets” mean net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and /or to increase the Fund’s income or gain.

Substantially all of the Fund’s investments will be rated investment grade, by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund’s credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (but not the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

28   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although substantially all of the Fund’s investments will be rated investment grade, the Fund may invest in securities that are in the lowest investment grade category and may, from time to time, hold non-investment grade securities, also known as high yield securities or junk bonds. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or

JULY 1, 2008   29

JPMorgan Short Term Bond Fund II (continued)

guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

30   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers 1–3 Year U.S. Government Bond Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.02%	Worst Quarter	2nd quarter, 2004	–1.26%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.46%.

JULY 1, 2008   31

JPMorgan Short Term Bond Fund II (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.43	1.59	3.49
Return After Taxes on Distributions	(1.17)	0.38	1.93
Return After Taxes on Distributions and Sale of Fund Shares	0.27	0.65	2.03

LEHMAN BROTHERS 1–3 YEAR U.S. GOVERNMENT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.10	3.19	4.83

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	4. 80	3.03	4.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–3 Year U.S. Government Bond Index is an unmanaged index composed of all bonds covered by the Government Bond Index with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	2.25

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

32   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.25
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.2 6
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1.02
Fee Waivers and Expense Reimbursements[4]	(0.2 6 )
Net Expenses[4]	0.76

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of the average daily net assets of the Class A Shares through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.01% and Net Expenses would have been 0.75% for Class A Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the Fund’s actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
301	517	751	1,422

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2008   33

JPMorgan Intermediate Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed, asset-backed securities, and collateralized mortgage obligations.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowing by the Fund for investment purposes. U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s total assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes. See page 131 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

34   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

JULY 1, 2008   35

JPMorgan Intermediate Bond Fund (continued)

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

36   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Intermediate Government/Credit Index, a broad-based securities market index, and the Lipper Short-Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for the Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	4.51%	Worst Quarter	2nd quarter, 2004	–2.03%

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.31%.

JULY 1, 2008   37

JPMorgan Intermediate Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS(%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	2.51	3.02	4.97
Return After Taxes on Distributions	0.89	1.36	2.94
Return After Taxes on Distributions and Sale of Fund Shares	1.60	1.59	2.99

CLASS B
Return Before Taxes	0.86	2.83	4.82 [3]

CLASS C
Return Before Taxes	4.78	3.18	4.70

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CREDIT INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.39	4.06	5.76

LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	6. 72	3. 20	4. 80

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Intermediate Bond Fund, and its predecessor. Historical performance shown for Class C Shares prior to its inception on 3/22/99 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index comprised of intermediate maturity U.S. t reasury and agency securities and investment grade corporate securities . The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

38   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE		NONE

Maximum Deferred Sales Charge (Load) Shown as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.1 7	0.1 7	0.1 7
Total Annual Operating Expenses	0.97	1.47	1.47
Fee Waivers and Expense Reimbursements [2]	(0.1 4 )	NONE	NONE
Net Expenses [2]	0.8 3	1.47	1.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.83%, 1.48%, and 1.48%, respectively, of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   39

JPMorgan Intermediate Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	457	659	878	1,508
CLASS B SHARES** ($)	650	765	1,003	1,622	***
CLASS C SHARES** ($)	250	465	803	1,757

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	457	659	878	1,508
CLASS B SHARES ($)	150	465	803	1,622	* **
CLASS C SHARES ($)	150	465	803	1,757

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

40   JPMORGAN INCOME FUNDS

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock . Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 13 1 for a discussion of average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2008   41

JPMorgan Core Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other

42   JPMORGAN INCOME FUNDS

types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

JULY 1, 2008   43

JPMorgan Core Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.05%	Worst Quarter	2nd quarter, 2004	–2.38%

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Bond Fund and its predecessor .

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.18%.

44   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	2.84	3.35	5.34
Return After Taxes on Distributions	1.25	1.69	3.25
Return After Taxes on Distributions and Sale of Fund Shares	1.81	1.87	3.26

CLASS B
Return Before Taxes	1.11	3.10	5.18 [3]

CLASS C
Return Before Taxes	5.10	3.45	5.09

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	7.35	3.57	5.28

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Bond Fund and its predecessor . Historical performance shown for Class C Shares prior to its inception on 3/22/99 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   45

JPMorgan Core Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/ 2/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.1 9	0.1 9	0.1 9
Acquired Fund Fees and Expenses[2]	0.0 2	0.0 2	0.0 2

Total Annual Operating Expenses[3,4]	1.01	1. 51	1. 51
Fee Waivers and Expense Reimbursements[4]	(0. 24 )	(0.03)	(0.03)

Net Expenses[4]	0.7 7	1.4 8	1.4 8

1	“Other Expenses” have been calculated based on the actual amount incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.46%, and 1.46%, respectively, of the average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.99%, 1.49% and 1.49% and Net Expenses would have been 0.75%, 1.46% and 1.46% for Class A, Class B and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

46   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	451	661	889	1,544
CLASS B SHARES** ($)	651	774	1,021	1,664	***
CLASS C SHARES** ($)	251	474	821	1,799

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	451	661	889	1,544
CLASS B SHARES ($)	151	474	821	1,664	***
CLASS C SHARES ($)	151	474	821	1,799

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2008   47

JPMorgan Core Plus Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations, and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds).

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt” ( i. e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include mortgage-backed securities, investments in collateralized mortgage obligations, asset-backed securities and principal-only and interest -only stripped mortgage-backed securities.

The Fund may invest in equity securities including common stock, convertible securities, and preferred stock.

The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. In addition to the mortgage dollar rolls, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities subject to the limitations on such securities set forth above). Foreign securities are issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives, including forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income or gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund’s average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its average weighted maturity to as little as

48   JPMORGAN INCOME FUNDS

two years if deemed appropriate for temporary defensive purposes. See page 131 for a discussion of average weighted maturity.

The Fund may also engage in securities lending.

The Fund may invest in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, excluding distressed debt, the remaining credit of the portfolio will be managed across the ratings continuum, not in separate investment grade and high yield sleeves. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or

JULY 1, 2008   49

JPMorgan Core Plus Bond Fund (continued)

decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund invests in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae , Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government -related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Sovereign Debt Securities Risk.  The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and

50   JPMORGAN INCOME FUNDS

other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash

JULY 1, 2008   51

JPMorgan Core Plus Bond Fund (continued)

collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Loan Risk.  The Fund may invest in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its a dviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

52   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	3.79%	Worst Quarter	2nd quarter, 2004	–2.24%

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.70%.

JULY 1, 2008   53

JPMorgan Core Plus Bond Fund (continued)

Average Annual Total Returns (%) (With Maximum Sales Charges)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	1.83	3.59	4.88
Return After Taxes on Distributions	0.16	1.89	2.79
Return After Taxes on Distributions and Sale of Fund Shares	1.16	2.06	2.87

CLASS B
Return Before Taxes	0.24	3.45	4.73 [3]

CLASS C
Return Before Taxes	4.25	3.80	4.63

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.43	4.37	5.54

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors. Historical performance shown for Class C Shares prior to its inception on 5/30/00 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents sec urities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

54   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.1 7	0.1 7	0.1 7

Total Annual Operating Expenses	0.97	1.47	1.47
Fee Waivers and Expense Reimbursements [2]	(0.0 5 )	NONE	NONE

Net Expenses [2]	0.9 2	1.47	1.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.92%, 1.57%, and 1.57%, respectively, of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   55

JPMorgan Core Plus Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	465	668	886	1,516
CLASS B SHARES** ($)	650	765	1,003	1,622	***
CLASS C SHARES** ($)	250	465	803	1,757

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	465	668	886	1,516
CLASS B SHARES** ($)	150	465	803	1,622	***
CLASS C SHARES** ($)	150	465	803	1,757

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

56   JPMORGAN INCOME FUNDS

JPMorgan Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers U.S. Aggregate Index. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the Lehman Brothers U.S. Aggregate Index duration was 4. 63, although the duration will likely vary in the future.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of total a ssets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of total a ssets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   57

JPMorgan Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . C ertain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be

58   JPMORGAN INCOME FUNDS

affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in

JULY 1, 2008   59

JPMorgan Bond Fund (continued)

prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase d portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

60   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.42%	Worst Quarter	2nd quarter, 2004	–2.79%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –4.47%.

JULY 1, 2008   61

JPMorgan Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(2.53)	2.67	4.63
Return After Taxes on Distributions	(4.27)	0.68	2.44
Return After Taxes on Distributions and Sale of Fund Shares	(1.64)	1.17	2.63

CLASS B
Return Before Taxes	(4.40)	2.36	4.49

CLASS C
Return Before Taxes	(0.40)	2.80	4.53

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.43	4.37	5.54

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical). Class C Shares were launched on 3/31/03. The performance for the period before Class C Shares were launched is based on Class B Shares of the Fund. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the above referenced feeder.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar de nominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

62   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.1 7	0.1 7	0.1 7
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses[3,4]	0.9 8	1.4 8	1.4 8
Fee Waivers and Expense Reimbursements[4]	(0.2 2 )	NONE	NONE

Net Expenses[4]	0.76	1.4 8	1.4 8

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.50%, and 1.50%, respectively, of the average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.97%, 1.47% and 1.47% and Net Expenses would have been 0.75%, 1.47% and 1.47% for Class A, Class B and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   63

JPMorgan Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	654	876	1,512
CLASS B SHARES** ($)	651	768	1,008	1,633	***
CLASS C SHARES** ($)	251	468	808	1,768

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	654	876	1,512
CLASS B SHARES ($)	151	468	808	1,633	***
CLASS C SHARES ($)	151	468	808	1,768

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

64   JPMORGAN INCOME FUNDS

JPMorgan Strategic Income Fund

What is the goal of the Fund?

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

What are the Fund’s main investment strategies?

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser, JPMIM, believes will produce income or generate return. “Strategic” in the Fund’s name means that the Fund, in addition to seeking current income as an element of total return, will also seek capital appreciation.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal conditions, at least 25% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality; provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund’s total assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

•	Rates/duration management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Corporate credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

•	Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•	Foreign securities and emerging market debt securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

•	Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

•	Cash/Short Duration — includes cash, money market instruments, and other short-term securities of high quality.

The adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

JULY 1, 2008   65

JPMorgan Strategic Income Fund (continued)

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM allocates the Fund’s assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy

66   JPMORGAN INCOME FUNDS

or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would

JULY 1, 2008   67

JPMorgan Strategic Income Fund (continued)

provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO and PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

68   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years . It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current objective and strategies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2006	3.90%	Worst Quarter	3rd quarter, 2001	–2.01%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical . During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.87%.

JULY 1, 2008   69

JPMorgan Strategic Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(3.56)	4.10	4.00
Return After Taxes on Distributions	(5.35)	2.30	1.70
Return After Taxes on Distributions and Sale of Fund Shares	(2.31)	2.45	1.96

CLASS B
Return Before Taxes [1]	(5.20)	4.26	4.25

CLASS C
Return Before Taxes [1]	(1.18)	4.61	4.26

LEHMAN BROTHERS U.S. AGGREGATE INDEX 2, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER MULTI-SECTOR INCOME FUNDS INDEX 3, ˆ
(Reflects No Deduction for Taxes)	4.32	7.85	5.04

The after-tax returns are shown only for the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence ( and whose investment program was identical) from 1 / 1 /9 8 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The performance for the period before Class B and Class C Shares were launched on 2/19/05 is based on the performance of Class A Shares of the Fund. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. Class B Shares were previously offered for sale until 9/12/03 , when they were merged with Class A Shares of the Fund. The actual returns for Class B Shares during such period are not shown.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

70   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE	NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.45	0.45	0.45
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	1.74	1.71	1.74
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses[3,4]	2.70	3.17	3.20
Fee Waivers and Expense Reimbursements[4]	(1.54)	(1.51)	(1.54)

Net Expenses[4]	1.16	1.66	1.66

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15%, 1.65%, and 1.65%, respectively, of the average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 2.69%, 3.16% and 3.19% and Net Expenses would have been 1.15%, 1.65% and 1.65% for Class A, Class B and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   71

JPMorgan Strategic Income Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•  $10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	489	1,041	1,619	3,184
CLASS B SHARES** ($)	669	1,136	1,728	3,262	***
CLASS C SHARES** ($)	269	842	1,540	3,397

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	489	1,041	1,619	3,184
CLASS B SHARES ($)	169	836	1,528	3,262	***
CLASS C SHARES ($)	169	842	1,540	3,397

*	Assumes sales charge is deducted when shares are purchased.

**Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

72   JPMORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMIA determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac or non-governmental securities, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages.

Under normal circumstances, the Fund invests at least 80% of its A ssets in mortgage-backed securities. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax exempt municipal securities and corporate debt securities.

The Fund may invest in debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. See page 13 1 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. The adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JULY 1, 2008   73

JPMorgan Mortgage-Backed Securities Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

74   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

JULY 1, 2008   75

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. MBS Index, a broad-based securities market index, and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.68%	Worst Quarter	2nd quarter, 2004	–1.24%

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund include the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 1.97%.

76   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	2.22	3.27	5.44
Return After Taxes on Distributions	0.59	1.63	3.99
Return After Taxes on Distributions and Sale of Fund Shares	1.41	1.81	3.82

LEHMAN BROTHERS U.S. MBS INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.90	4.49	5.91

LIPPER U.S. MORTGAGE FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.24	3.64	5.03

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund include the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers U.S. MBS Index covers the mortgage-backed passthrough securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid ARM passthrough securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

JULY 1, 2008   77

JPMorgan Mortgage-Backed Securities Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.35
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.0 1

Total Annual Operating Expenses[3,4]	0.99
Fee Waivers and Expense Reimbursements[4]	(0.33)

Net Expenses[4]	0.6 6

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of the average daily net assets of the Class A Shares through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.98% and Net Expenses would have been 0.65% for Class A Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST * ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
440	647	871	1,514

*	Assumes sales charge is deducted when shares are purchased.

78   JPMORGAN INCOME FUNDS

JPMorgan Government Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund’s main investment strategies?

The Fund generally limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities , including those issued by Ginnie Mae, Fannie Mae or Freddie Mac.

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities , including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations.

Under normal circumstances, the Fund will invest at least 80% of its A ssets in bonds issued by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions. See page 13 1 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2008   79

JPMorgan Government Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

80   JPMORGAN INCOME FUNDS

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

JULY 1, 2008   81

JPMorgan Government Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	5.35%	Worst Quarter	2nd quarter, 2004	–2.64%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 3.28%.

82   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	3.26	3.25	5.12
Return After Taxes on Distributions	1.56	1.62	3.14
Return After Taxes on Distributions and Sale of Fund Shares	2.07	1.80	3.15

CLASS B
Return Before Taxes	1.49	2.95	4.97 [3]

CLASS C
Return Before Taxes	5.52	3.32	4.80

LEHMAN BROTHERS GOVERNMENT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	8.66	4.10	5.92

LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	6.44	3.47	5.03

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 3/22/99 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   83

JPMorgan Government Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.18	0.18	0.18

Total Annual Operating Expenses	0.9 8	1.4 8	1.4 8
Fee Waivers and Expense Reimbursements [2]	(0.23)	NONE	NONE

Net Expenses [2]	0.7 5	1.4 8	1.4 8

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.48% and 1.48%, respectively, of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

84   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	653	875	1,511
CLASS B SHARES** ($)	651	768	1,008	1,633	***
CLASS C SHARES** ($)	251	468	808	1,768

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	653	875	1,511
CLASS B SHARES ($)	151	468	808	1,633	***
CLASS C SHARES ($)	151	468	808	1,768

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2008   85

JPMorgan Real Return Fund

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are instruments that have a value based on another instrument , exchange rate or index. The Fund may also use futures contracts, options , swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain to the Fund.

There is no restriction on the maturity of the Fund’s portfolio or on any individual securities in the portfolio. The adviser will manage the Fund’s duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

Up to 30% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

86   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Inflation-Linked Security Risk.  Inflation-linked debt securities are subject to the effect of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest Rate Risk.  In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also

JULY 1, 2008   87

JPMorgan Real Return Fund (continued)

expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an invest ment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Swap Agreement Risk.  In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short

88   JPMORGAN INCOME FUNDS

position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income .

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 131–144 .

JULY 1, 2008   89

JPMorgan Real Return Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the fund. It compares that performance to the Lehman Brothers U.S. TIPS Index, a broad-based securities market index, and the Lipper Treasury Inflation-Protected Securities Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 200 7	3.78%	Worst Quarter	1st quarter, 2006	–2.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 4.14%.

90   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
CLASS A
Return Before Taxes	4.81	1.29
Return After Taxes on Distributions	3.03	(0.26)
Return After Taxes on Distributions and Sale of Fund Shares	3.07	0.19

CLASS C
Return Before Taxes	7.21	2.45

LEHMAN BROTHERS U.S. TIPS INDEX2 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	11.63	5.00

LIPPER TREASURY INFLATION-PROTECTED SECURITIES FUNDS INDEX3 , ˆ
(Reflects No Deduction for Taxes)	10.52	4.21

After-tax returns are shown for only the Class A Shares and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 9/1/05. Performance for the benchmark is from 8/31/05.

2	The Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A and Class C Shares

The expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

JULY 1, 2008   91

JPMorgan Real Return Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A	Class C
Management Fees	0.35	0.35
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	1.07	1.40
Acquired Fund Fees and Expenses[2]	0.01	0.01

Total Annual Operating Expenses[3,4]	1.93	2.76
Fee Waivers and Expense Reimbursements[4]	(1.02)	(1.35)

Net Expenses[4]	0.91	1.41

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% and 1.40%, respectively, of the average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.92% and 2.75% and Net Expenses would have been 0.90% and 1.40% for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	464	863	1,287	2,465
CLASS C SHARES** ($)	244	728	1,339	2,991

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	464	863	1,287	2,465
CLASS C SHARES ($)	144	728	1,339	2,991

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

92   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Under normal circumstances, the Fund invests at least 80% of its A ssets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 13 1 for a discussion of average weighted maturity.

The Fund may invest up to 20% of its net assets in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so called “ distressed debt” ( i. e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   93

JPMorgan High Yield Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Smaller Company Risk.  As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long

94   JPMORGAN INCOME FUNDS

maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Loan Risk.  The Fund may invest a portion of its assets in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

JULY 1, 2008   95

JPMorgan High Yield Bond Fund (continued)

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

96   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and life of F und. It compares that performance to the Lehman Brothers U.S. Corporate High Yield - 2% Issuer C app ed Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	9.52%	Worst Quarter	3rd quarter, 2001	–4.30%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –3.39%.

JULY 1, 2008   97

JPMorgan High Yield Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund[1]
CLASS A
Return Before Taxes	(1.90)	9.60	5.60
Return After Taxes on Distributions	(4.65)	6.69	2.38
Return After Taxes on Distributions and Sale of Fund Shares	(1.10)	6.55	2.74

CLASS B
Return Before Taxes	(3.64)	9.48	5.45	[4]

CLASS C
Return Before Taxes	0.25	9.73	5.37

LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD - 2% ISSUER C APP ED INDEX2 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	2.26	10.74	6.96

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3 , ˆ
(Reflects No Deduction for Taxes)	2.13	10.07	4.35

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 3/22/99 is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Fund commenced operations on 11/13/98. Performance of the benchmarks is from 11/30/98.

2	The Lehman Brothers U.S. Corporate High Yield - 2% Issuer C app ed Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

4	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Life of Fund” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

98   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	3.75	NONE		NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	5.00	***	1.00

Redemption Fee on S hares H eld L ess than 60 D ays as a % of Amount Redeemed/Exchanged	2.00	2.00		2.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 11/1/02, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.65	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.1 7	0.1 7	0.1 7
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses [3,4]	1.3 3	1.8 3	1.8 3
Fee Waivers and Expense Reimbursements [4]	(0.1 7 )	(0.0 2 )	(0.0 2 )

Net Expenses [4]	1.1 6	1.8 1	1.8 1

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15%, 1.80% and 1.80%, respectively, of their average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses Would have been 1.32%, 1.82% and 1.82% and Net Expenses would have been 1.15%, 1.80% and 1.80% for the Class A, Class B and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   99

JPMorgan High Yield Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	489	764	1,061	1,902
CLASS B SHARES** ($)	684	874	1,188	2,016	***
CLASS C SHARES** ($)	284	574	988	2,146

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	489	764	1,061	1,902
CLASS B SHARES ($)	184	574	988	2,016	***
CLASS C SHARES ($)	184	574	988	2,146

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

100   JPMORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the JPMorgan Emerging Markets Bond Index Global duration was 6. 87, although the duration will likely vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment goal.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JULY 1, 2008   101

JPMorgan Emerging Markets Debt Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities and Emerging Market Risks.  Because the Fund primarily invests in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Sovereign Debt Securities Risk.  The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s

102   JPMORGAN INCOME FUNDS

original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

High Yield Securities Risk.  The Fund may invest without limit in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 131–144 .

JULY 1, 2008   103

JPMorgan Emerging Markets Debt Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and ten years . It compares that performance to the JPMorgan Emerging Markets Bond Index Global, a broad-based securities market index and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2002	14.22%	Worst Quarter	3rd quarter, 1998	–21.73%

*	The Class A Shares were launched on 6/30/06, and therefore, the performance for the period prior to 1/1/07 is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. The returns for Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Select Class Shares of the Fund are not offered in this prospectus. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –1.00%.

104   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.40	13.87	10.55
Return After Taxes on Distributions	(1.95)	10.07	6.38
Return After Taxes on Distributions and Sale of Fund Shares	0.40	10.07	6.53

CLASS C
Return Before Taxes	2.75	14.59	10.90

JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL 1, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.28	12.67	10.17

LIPPER EMERGING MARKETS DEBT FUNDS INDEX 2, ˆ
(Reflects No Deduction for Taxes)	5.88	15.04	10.01

After-tax returns are shown for only Select Class Shares and not the classes offered in this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Class A and Class C Shares were launched on 6/30/06 . The performance shown prior to 6/30/06 is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and sales charges expenses between the classes. Select Class Shares are not offered in this prospectus. The returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The index is a administered by JPMorgan Securities, Inc., an affiliate of the Adviser. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   105

JPMorgan Emerging Markets Debt Fund (continued)

Estimated Investor Expenses for Class A and Class C Shares

The estimated expenses of the Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) When You Buy Shares as % of the Offering Price*	3.75	NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	1.00

Redemption Fee on S hares H eld L ess than 6 0 D ays as a % of Amount Redeemed/Exchanged	2.00	2.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Fund.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A	Class C
Management Fees	0.70	0.70
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expense[1]	0. 27	0. 28

Total Annual Operating Expenses [2]	1.47	1.98

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 2.00%, respectively, of the average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

106   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	519	822	1,148	2,066
CLASS C SHARES** ($)	301	621	1,068	2,306

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	519	822	1,148	2,066
CLASS C SHARES ($)	201	621	1,068	2,306

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

JULY 1, 2008   107

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Short Term Bond Fund
Bond Fund
Strategic Income Fund
Real Return Fund
Emerging Markets Debt Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Ultra Short Duration Bond Fund
Treasury & Agency Fund
Short Duration Bond Fund
Intermediate Bond Fund
Core Bond Fund
Core Plus Bond Fund
Mortgage-Backed Securities Fund
Government Bond Fund
High Yield Bond Fund

The Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (JPMMFG), a Massachusetts business trust.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I and JPMMFG Funds and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/ 2 9/08 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Ultra Short Duration Bond Fund	0.15%
Treasury & Agency Fund	0.2 6
Short Duration Bond Fund	0. 18
Short Term Bond Fund	0.2 1
Short Term Bond Fund II	0. 18
Intermediate Bond Fund	0. 28
Core Bond Fund	0. 29
Core Plus Bond Fund	0.30
Bond Fund	0.27
Strategic Income Fund	0.00
Mortgage-Backed Securities Fund	0. 14
Government Bond Fund	0.30
Real Return Fund	0.0 2
High Yield Bond Fund	0.65
Emerging Markets Debt Fund	0. 70

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report dated 8/ 31 / 0 7 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

108   JPMORGAN INCOME FUNDS

Ultra Short Duration Bond Fund and
Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Ultra Short Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIA in 1994 as a senior fixed income research analyst. Gregg F. Hrivnak and Richard D. Figuly, Vice President, also participate in the management of the Ultra Short Duration Bond Fund. Information on Mr. Hrivnak is described under Short Duration Bond Fund. Mr. Hrivnak and Mr. Figuly began participating in the management of the Ultra Short Duration Bond Fund in June 2005. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Scott E. Grimshaw began participating in the management of the Government Bond Fund in June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund.

Short Duration Bond Fund

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund since May 2006. An employee of JPMIA since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005 and was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities . He is currently a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of this Fund since May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Intermediate Bond Fund, Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIA and/or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Intermediate Bond Fund and the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund, since its inception. Scott E. Grimshaw has also participated in the management of the Intermediate Bond Fund since June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA and/or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is lead by Gary J. Madich, Managing Director and CFA charterholder, who is responsible for the overall allocation of the Fund. In addition to Mr. Madich, the three members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund are Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIA since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIA or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIA or affiliated firms since March 2003. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003. Mr. Figuly became part of the team

JULY 1, 2008   109

The Funds’ Management and Administration (continued)

responsible for management of the Fund in May 2006. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Figuly previously served as a fixed income trader trading taxable fixed income securities while specializing in structured products.

Treasury & Agency Fund

Mr. Scott E. Grimshaw, Vice President and CFA charterholder, is the portfolio manager of the Treasury & Agency Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Vice President and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIA since 2001, Mr. Simons is a fixed income portfolio manager for the Columbus Taxable Bond Team responsible for managing taxable bond portfolios for institutional clients.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. An employee of JPMIA or its affiliates since 1988, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson , Managing Director, has assisted in the management of the Fund since June 2007. Mr. Gibson is a principal high yield trader in the U.S. Fixed Income Group and has been an employee of JPMIA and/or affiliated firms since 1998.

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, and William Eigen, Managing Director and CFA charterholder, are the lead portfolio managers who are responsible for the day-to-day management of the Fund. Mr. Neumann has been the portfolio manager for the Bond Fund since 2000. An employee of JPMIM since 1997, Mr. Neumann is the head of the New York portfolio manager group and lead portfolio manager for core investment grade strategies, working with the macro team and sector teams to deliver account-specific portfolio strategies. Mr. Eigen has been the head of Core Plus and Absolute Return Fixed Income strategies at JPMIM since April 2008. In addition to his role as portfolio manager for the Bond Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Emerging Markets Debt Fund

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers for the Emerging Markets Debt Fund. Mr. Grills and Mr. Heiland have been responsible for the management of the Fund since 2000. An employee of JPMIM since 1993, Mr. Grills has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland is also a senior trader.

Short Term Bond Fund and Short Term Bond Fund II

John T. Donohue, Managing Director, Jarred A. Sherman, Vice President and CFA charterholder, and David Martucci, Vice President, have been the portfolio managers for the Short Term Bond Fund since 1997, 2000, and 2000, respectively, and for the Short Term Bond Fund II since 1999, 2000 and 2000, respectively. An employee of JPMIM since 1997, Mr. Donohue is the global head of the Short Duration Investment Strategy Team. Mr. Sherman is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 1999. Mr. Martucci is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 2000.

Real Return Fund

The portfolio management team consists of Timothy N. Neumann, Managing Director and CFA charterholder, and Donald A. Clemmenson, Managing Director. Mr. Neumann and Mr. Clemmenson have been portfolio managers of the Fund since March 2008. Mr. Neumann has been a portfolio manager since 2000. Biographical information on Mr. Neumann is described under the Bond Fund. Mr. Clemmenson is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1984, he currently trades governments, futures and agencies

110   JPMORGAN INCOME FUNDS

and is responsible for the duration decision on short-term accounts. He previously headed the trading desk and traded mortgages, corporates, preferred stock, non-dollar, foreign exchange, high yield, emerging markets and money markets.

Strategic Income Fund

Michael J. Pecoraro, Managing Director, and Timothy N. Neumann have served as the senior portfolio managers of the Strategic Income Fund since June 2006. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the head of the Liquid Market Sectors. In this role, Mr. Pecoraro oversees JPMIM’s New York liquid market sector teams, which includes public mortgages, rates, volatility and curve positing. Previously, Mr. Pecoraro was responsible for investments in callable mortgage-backed securities through all fixed income portfolios, including relative-value analysis and alpha generation. Mr. Neumann has been part of the portfolio management team for the Fund since December 2004. Information on Mr. Neumann is described under Bond Fund.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and securities selection for the various allocations for the Fund are as follows:

Robert L. Cook, Managing Director and CFA charterholder, and Thomas G. Hauser, Vice President and CFA charterholder, are the portfolio managers responsible for the corporate credit securities investment strategy and have been involved in the management of the Fund since June 2006. Mr. Cook is a leader of one of JPMIM’s fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeffery J. Grills and Gunter J. Heiland are the portfolio mangers responsible for the foreign securities and emerging market debt securities strategies for the Fund since 2000 and June 2006, respectively. Information about Mr. Grills and Mr. Heiland are described under the Emerging Markets Debt Fund.

John T. Donohue and Michael Pecoraro are the lead portfolio managers responsible for the rates/duration management and relative value strategies for the Fund since 2006. Information for Mr. Donohue is described under Short Term Bond Fund and Short Term Bond Fund II. Information on Mr. Pecoraro is set forth above.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial

JULY 1, 2008   111

The Funds’ Management and Administration (continued)

planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

112   JPMORGAN INCOME FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C S hares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded ; therefore , no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures

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How to Do Business with the Funds (continued)

will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

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Class B Shares

You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Bond Fund, the Strategic Income Fund, the Intermediate Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, the High Yield Bond Fund or the Core Bond Fund, and a commission of 2.75% to Financial Intermediaries, who sell Class B Shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund.

A CDSC will apply on shares of the Funds, other than the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, sold within six years, and on shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund sold within four years. CDSC periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares of the Funds, except for Class B Shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, automatically convert to Class A Shares after eight years. Class B Shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charges.”

Class C Shares

You will not pay a sales charge at the time of purchase.

Except with respect to the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, a CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years (at least four years for the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund) and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

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How to Do Business with the Funds (continued)

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares for all Funds except the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, are subject to a $1,000 minimum investment requirement per Fund. The minimum initial investment is $10,000 for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either

116   JPMORGAN INCOME FUNDS

you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

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How to Do Business with the Funds (continued)

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. Except for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. For the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $10,000 as long as your initial investment is at least $1,000 and you agree to make regular month investments of at least $1,000. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000.  You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. We will not debit your bank account if the Fund has determined that your purchase of Class B S hares when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

If you buy Class A Shares of the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

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TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000–$249,999	1.75	1.78	1.50
$250,000–$499,999	1.25	1.27	1.00
$500,000–$999,999	1.00	1.01	0.85
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25
$100,000–$249,999	3.25	3.36	2.75
$250,000–$499,999	2.25	2.30	2.00
$500,000–$999,999	1.75	1.78	1.50
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchased $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Mortgage-Backed Securities Fund, the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II) prior to August 1, 2006 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. On or after August 1, 2006, if you purchased $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Mortgage-Backed Securities Fund, the JPMorgan Short Term Bond Fund, or the JPMorgan Short Term Bond Fund II) and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.35% if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. If you purchased $1 million or more of Class A Shares of the JPMorgan Mortgage-Backed Securities Fund, you will be charged the equivalent of 0.50% if you redeem any or all of Class A Shares of the JPMorgan Mortgage-Backed Securities Fund during the first 12 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

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How to Do Business with the Funds (continued)

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent:  You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

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Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

• JPMorgan Funds.

• JPMorgan Chase and its subsidiaries and affiliates.

Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement ($10,000 for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund), provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

• Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

• Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code.)

• Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

• Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

• Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

• Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

• Tuition programs that qualify under Section 529 of the Internal Revenue Code.

• A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

• A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

• Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase

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How to Do Business with the Funds (continued)

is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, the JPMorgan Core Bond Fund, the JPMorgan Bond Fund or the JPMorgan Strategic Income Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

If you redeem Class B Shares of the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Short Duration Bond Fund or the JPMorgan Treasury & Agency Fund prior to the fourth anniversary of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	3.00
1–2	3.00
2–3	2.00
3–4	1.00
More than 4	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, the JPMorgan Core Bond Fund, the JPMorgan Bond Fund or the JPMorgan Strategic Income Fund, and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares.

Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, the JPMorgan Core Bond Fund, the JPMorgan Bond Fund and the JPMorgan Strategic Income Fund automatically convert after eight years. Class B Shares of the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund automatically convert after six years.

Conversion periods are measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of

122   JPMORGAN INCOME FUNDS

conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, except with respect to the JPMorgan Ultra Short Duration Bond Fund and the JPMorgan Short Duration Bond Fund, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

There is no CDSC assessed on Class C Shares of the JPMorgan Ultra Short Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds other than the JPMorgan Ultra Short Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the JPMT II Funds purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of the JPMT II Funds purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. For Class B and Class C Shares of the JPMT I Funds purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class C Shares of the JPMT I Funds purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

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5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another

124   JPMORGAN INCOME FUNDS

JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check

JULY 1, 2008   125

How to Do Business with the Funds (continued)

or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is

126   JPMORGAN INCOME FUNDS

registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of a rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fee is paid to the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund and is designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and may be dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B

JULY 1, 2008   127

How to Do Business with the Funds (continued)

or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or
•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

128   JPMORGAN INCOME FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gain generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

A Fund’s investments in certain foreign securities (other than equity securities) or foreign currencies may give rise to a difference between a Fund’s book income, as determined for financial accounting purposes, and a Fund’s taxable income. Such differences may affect the timing, amount or character of a Fund’s distributions, and in particular may increase or accelerate a Fund’s recognition of ordinary income. In addition, a Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

JULY 1, 2008   129

Shareholder Information (continued)

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

130   JPMORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Bond Fund	1
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	3
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Government Bond Fund	5
JPMorgan High Yield Bond Fund	6
JPMorgan Intermediate Bond Fund	7
JPMorgan Mortgage-Backed Securities Fund	8
JPMorgan Real Return Fund	9
JPMorgan Short Duration Bond Fund	10
JPMorgan Short Term Bond Fund	11
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	13
JPMorgan Treasury & Agency Fund	14
JPMorgan Ultra Short Duration Bond Fund	15

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–3, 5–15	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1–4, 6–13, 15	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.	1, 9, 11–13, 15	Credit Interest Rate Liquidity Market

JULY 1, 2008   131

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–15	Credit Interest Rate Market
Brady Bonds: S ecurities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 3, 4, 9, 11–13, 15	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–13, 15	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	9	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	3, 6, 13	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 6, 13	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1–3, 6– 9 , 11, 13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation

132   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDS) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–4, 6–13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–3, 5–15	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1–4, 6–12, 15	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets .	1–4, 6–13, 15	Foreign Investment
Exchange Traded Fund s (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (SPDRs) and NASDAQ 100’s.
	1–4, 6–13, 15	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1, 3, 4, 9, 11–13	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADR) , Global Depositary Receipts (GDR) , European Depositary Receipts (EDR) and American Depositary Securities.
	1–4, 6–13, 15	Foreign Investment Liquidity Market Political Prepayment

JULY 1, 2008   133

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality .
	1, 3, 4, 6, 9, 11–13	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fi xed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1–15	Credit Currency Interest Rate Political
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	1–15	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–13, 15	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–15	Investment Company Market
Loan Assignments and Participations: A ssignments of , or participations in, all or a portion of loans to corporations or to governments , including governments of less developed countries.	1–4, 6–11, 13, 15	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): D ebt instruments secured by real property.	1–11, 13–15	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

134   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS s ) and other asset-backed structures.
	1–3, 5–15	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–3, 5–15	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–3, 6–13, 15	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–13, 15	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–4, 6, 7, 9–15	Credit Foreign Investment Political

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law ; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law .

JULY 1, 2008   135

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–13, 15	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1–3, 6–11, 13	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1–4, 6–13, 15	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–4, 6–13, 15	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–15	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1–15	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1–15	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–15	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
	1, 4, 9, 11, 13	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–4, 6–8, 10–13, 15	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law ; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law .

136   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–4, 7, 9–13, 15	Foreign Investment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit ( REMIC ) or CMO structure.
	1–3, 5, 7–13, 15	Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–15	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	3, 4, 9, 11–13, 15	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–15	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1–15	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation

JULY 1, 2008   137

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–15	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon s Under Book Entry Safekeeping (CUBES).
	1–15	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–15	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–15	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–15	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

138   JPMORGAN INCOME FUNDS

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2008   139

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds , other fixed-income securities , and other investments as permitted and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalent s
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

140   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds are a primary investment for Emerging Markets Debt Fund and Strategic Income Fund and may be a significant investment for Bond Fund, Core Plus Bond Fund, Short Term Bond Fund, Short Term Bond Fund II and Real Return Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Core Plus Bond Fund, Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short Term Bond Fund and Strategic Income Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain
•  The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics
•  A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

JULY 1, 2008   141

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  A Fund uses derivatives for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies);[2] risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that it expect s will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2	The Short Term Bond Fund II does not use forward foreign currency contracts as an investment strategy to increase income or gain to the Fund.

142   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law [1]

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions c ould raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

JULY 1, 2008   143

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling
•  The Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short Term Bond Fund and Strategic Income Fund may engage in short selling
• Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets
•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds ( ETFs ) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

144   JPMORGAN INCOME FUNDS

JPMIM—Related Performance of
Separately Managed Accounts

In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks as the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. Please note that this composite does not represent the performance of the Real Return Fund. Although the accounts in the composite are managed in a substantially similar style to the Real Return Fund, their investment objectives, policies, strategies and risks are not identical. The accounts in the composite limit their investments to domestic inflation protected securities. Although the Real Return Fund primarily invests in domestic inflation protected securities, it may also invest up to thirty percent of the Fund’s total assets in foreign securities, and may also invest in derivatives and other investments in seeking to provide inflation protected return. You should not consider this performance data as an indication of future performance of the Real Return Fund or JPMIM. The accounts that are included in the composite are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composite presented below are unaudited. The investment results for the composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund’s total annual Fund operating expenses taking into account any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

CALENDAR YEAR	US TIPS COMPOSITE[1]	LEHMAN BROTHERS US TIPS INDEX[2]
2003	7.33%	8.39%
2004	7.44%	8.45%
2005	1.57%	2.85%
2006	(0.33)%	0.41%
2007	9.34%	11.63%

ANNUALIZED PERIOD
1 Yr. Ended 2/2 9 /0 8	12.42%	14.88%
5 Yr. Ended 2/2 9 /0 8	5.24%	6.41%
Inception (through 2/2 9 /0 8 )	6.66%	7.79%

1	The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is August 2002. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the estimated total annual fund operating expenses for Class A Shares taking into account any contractual fee waivers or expense reimbursements.

2	The Lehman Brothers US TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

JULY 1, 2008   145

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.40	$0.47		$(0.54)	$(0.07)	$(0.46)	$—	$(0.46)
September 1, 2006 through February 28, 2007 (e)	9.29	0.22		0.12	0.34	(0.23)	—	(0.23)
Year Ended August 31, 2006	9.85	0.41		(0.28)	0.13	(0.42)	(0.27)	(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	(0.62)
Year Ended August 31, 2003	10.07	0.40		0.04	0.44	(0.40)	(0.08)	(0.48)

Core Bond Fund
Year Ended February 29, 2008	10.67	0.48	(h)	0.37	0.85	(0.48)	—	(0.48)
Year Ended February 28, 2007	10.57	0.46	(h)	0.10	0.56	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (f)	10.91	0.34		(0.35)	(0.01)	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	—	(0.52)
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	—	(0.50)
Year Ended June 30, 2003	10.82	0.62		0.35	0.97	(0.60)	(0.01)	(0.61)

Core Plus Bond Fund
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	—	(0.37)
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	—	(0.36)
July 1, 2005 through February 28, 2006 (f)	7.95	0.24		(0.22)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	—	(0.37)
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	—	(0.36)
Year Ended June 30, 2003	7.81	0.45		0.30	0.75	(0.46)	—	(0.46)

Emerging Markets Debt Fund
Year Ended February 29, 2008	8.73	0.54		(0.18)	0.36	(0.53)	(0.15)	(0.68)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21		0.37	0.58	(0.21)	(0.03)	(0.24)
June 30, 2006 (g) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	(0.08)

Government Bond Fund
Year Ended February 29, 2008	10.15	0.48		0.40	0.88	(0.48)	—	(0.48)
Year Ended February 28, 2007	10.15	0.45		0.01	0.46	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (f)	10.48	0.30		(0.33)	(0.03)	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.16	0.46		0.33	0.79	(0.47)	—	(0.47)
Year Ended June 30, 2004	10.67	0.48		(0.52)	(0.04)	(0.47)	—	(0.47)
Year Ended June 30, 2003	10.26	0.52		0.42	0.94	(0.53)	—	(0.53)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	The Fund changed its fiscal year end from June 30 to the last day in February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

146   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$8.87	(0.82)%	$25,579	0.75%	5.22%	0.97%	821%
—	9.40	3.72	20,271	0.75	4.89	0.95	357
—	9.29	1.42	13,632	0.75	4.55	0.97	711
—	9.85	5.06	5,963	0.75	3.63	1.31	559
—	10.05	6.61	3,004	0.75	3.19	1.88	571
—	10.03	4.32	2,000	0.75	3.86	1.59	679

—	11.04	8.21 (j)	780,006	0.75	4.51	0.99	14
—	10.67	5.42	560,556	0.75	4.36	0.94	8
—	10.57	(0.11)	394,309	0.75	4.54	0.97	13
—	10.91	6.23	373,401	0.82	4.52	1.09	16
—	10.77	0.84	349,290	0.85	4.34	1.16	20
—	11.18	9.20	429,859	0.85	5.57	1.17	23

—	7.85	5.81 (j)	52,808	0.92	4.81	0.97	31
—	7.78	5.49	45,383	0.91	4.64	0.96	26
—	7.73	0.31	50,622	0.90	4.65	0.94	15
—	7.95	6.47	56,320	0.90	4.54	1.09	20
—	7.82	0.98	58,697	0.88	4.50	1.15	24
—	8.10	9.80	75,575	0.89	5.63	1.17	16

—(i)	8.41	4.22	8,140	1.47	7.22	1.47	80
—(i)	8.73	6.96	2,154	1.50	5.20	1.59	68
—(i)	8.39	6.82	41	1.50	6.17	1.71	270

—	10.55	8.98 (j)	220,780	0.75	4.70	0.98	2
—	10.15	4.65	157,598	0.75	4.51	0.98	24
—	10.15	(0.30)	146,294	0.75	4.37	0.97	6
—	10.48	7.89	140,496	0.79	4.43	1.02	10
—	10.16	(0.40)	86,614	0.87	4.38	1.04	16
—	10.67	9.29	152,028	0.87	4.92	1.03	1 9

JULY 1, 2008   147

Financial Highlights

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
High Yield Bond Fund
Year Ended February 29, 2008	$8.60	$0.62		$(0.93)	$(0.31)	$(0.61)	$(0.09)	$(0.70)
Year Ended February 28, 2007	8.23	0.61		0.40	1.01	(0.62)	(0.02)	(0.64)
July 1, 2005 through February 28, 2006 (f)	8.29	0.42		(0.06)	0.36	(0.42)	—	(0.42)
Year Ended June 30, 2005	8.17	0.61		0.14	0.75	(0.61)	(0.02)	(0.63)
Year Ended June 30, 2004	7.92	0.61		0.23	0.84	(0.59)	—	(0.59)
Year Ended June 30, 2003	7.30	0.65		0.62	1.27	(0.65)	—	(0.65)

Intermediate Bond Fund
Year Ended February 29, 2008	10.39	0.47	(h)	0.31	0.78	(0.48)	—	(0.48)
Year Ended February 28, 2007	10.32	0.47	(h)	0.07	0.54	(0.47)	—	(0.47)
July 1, 2005 through February 28, 2006 (f)	10.65	0.29		(0.29)	—	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	—	(0.50)
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	—	(0.48)
Year Ended June 30, 2003	10.70	0.57		0.32	0.89	(0.58)	—	(0.58)

Mortgage-Backed Securities Fund
Year Ended February 29, 2008	10.65	0.50		0.31	0.81	(0.49)	—	(0.49)
Year Ended February 28, 2007	10.54	0.47		0.10	0.57	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (f)	10.83	0.33		(0.29)	0.04	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.49		0.08	0.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	10.89	0.42		(0.08)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2003	11.00	0.60		(0.04)	0.56	(0.66)	(0.01)	(0.67)

Real Return Fund
Year Ended February 29, 2008	9.52	0.54		0.58	1.12	(0.51)	—	(0.51)
September 1, 2006 through February 28, 2007 (e)	9.51	0.04		0.03	0.07	(0.06)	—	(0.06)
Year Ended August 31, 2006 (g) through August 31, 2005	10.00	0.42		(0.46)	(0.04)	(0.45)	—	(0.45)

Short Duration Bond Fund
Year Ended February 29, 2008	10.52	0.44	(h)	0.26	0.70	(0.42)	—	(0.42)
Year Ended February 28, 2007	10.43	0.39	(h)	0.10	0.49	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (f)	10.51	0.21		(0.08)	0.13	(0.21)	—	(0.21)
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	—	(0.28)
Year Ended June 30, 2003	10.72	0.35		0.18	0.53	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	The Fund changed its fiscal year end from June 30 to the last day in February.

(g)	Commencement of operations was September 1, 2005.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

148   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—(i)	$7.59	(3.87	)%(j)	$79,217	1.12%	7.54%	1.32%	48%
—(i)	8.60	12.82		83,790	1.12	7.42	1.31	69
—(i)	8.23	4.39		62,622	1.11	7.51	1.30	47
—(i)	8.29	9.47		68,636	1.12	7.22	1.33	68
—	8.17	10.96		75,885	1.12	7.37	1.33	58
—	7.92	18.64		82,386	1.14	8.86	1.35	52

—	10.69	7.70	(j)	114,132	0.83	4.56	0.97	9
—	10.39	5.42		124,797	0.83	4.56	0.96	5
—	10.32	0.02		146,206	0.83	4.77	0.98	5
—	10.65	4.99		173,146	0.83	4.48	1.10	10
—	10.63	0.91		238,399	0.83	4.27	1.17	17
—	11.01	8.52		334,574	0.83	5.24	1.17	24

—	10.97	7.88	(j)	18,011	0.65	4.70	0.98	16
—	10.65	5.60		14,063	0.65	4.46	0.98	18
—	10.54	0.35		13,826	0.65	4.68	0.97	16
—	10.83	5.40		15,077	0.65	4.50	0.92	25
—	10.77	3.07		7,681	0.65	4.23	0.82	12
—	10.89	5.17		13,783	0.65	3.84	0.89	35

—	10.13	12.30		5,171	0.90	4.60	1.92	494
—	9.52	0.78		630	0.90	0.85	1.34	154
—	9.51	(0.33)		584	0.90	3.96	1.45	223

—	10.80	6.84	(j)	56,496	0.80	4.14	0.91	40
—	10.52	4.75		94,199	0.80	3.69	0.91	44
—	10.43	1.22		93,187	0.80	2.97	0.91	22
—	10.51	1.72		97,744	0.80	2.64	1.10	27
—	10.62	0.39		109,252	0.80	2.51	1.16	54
—	10.86	5.01		128,309	0.80	3.26	1.16	27

JULY 1, 2008   149

Financial Highlights

Class A (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions

Short Term Bond Fund
Year Ended February 29, 2008	$9.52	$0.44		$(0.32)	$0.12	$(0.45)	$—	$—		$(0.45)
September 1, 2006 through February 28, 2007 (e)	9.50	0.22		0.03	0.25	(0.23)	—	—		(0.23)
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)	—	—		(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)	—	—		(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)	—	—		(0.20)
Year Ended August 31, 2003	10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	—		(0.39)

Short Term Bond Fund II
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—	—		(0.45)
September 1, 2006 through February 28, 2007 (e)	9.84	0.22	(g)	0.02	0.24	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(g)	(0.02)	0.19	(0.21)	—	—	(h)	(0.21)
Year Ended August 31, 2003	10.33	0.23	(g)	(0.04)	0.19	(0.24)	(0.05)	—	(h)	(0.29)

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.51	(g)	(0.54)	(0.03)	(0.49)	—	—		(0.49)
September 1, 2006 through February 28, 2007 (e)	9.11	0.22	(g)	0.15	0.37	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.33	0.43	(g)	(0.14)	0.29	(0.51)	—	—		(0.51)
Year Ended August 31, 2005	9.08	0.30		0.33	0.63	(0.38)	—	—		(0.38)
Year Ended August 31, 2004	8.92	0.48	(g)	0.15	0.63	(0.47)	—	—		(0.47)
Year Ended August 31, 2003	8.64	0.40	(g)	0.31	0.71	(0.43)	—	—		(0.43)

Treasury & Agency Fund
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	—		(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	—		(0.46)
July 1, 2005 through February 28, 2006 (f)	10.00	0.32		(0.25)	0.07	(0.32)	—	—		(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	—		(0.53)
Year Ended June 30, 2004	10.76	0.35		(0.40)	(0.05)	(0.35)	(0.05)	—		(0.40)
Year Ended June 30, 2003	10.33	0.38		0.43	0.81	(0.38)	—	—		(0.38)

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)	—	—		(0.46)
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	—	—		(0.45)
July 1, 2005 through February 28, 2006 (f)	9.83	0.26		(0.08)	0.18	(0.27)	—	—		(0.27)
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	—	—		(0.29)
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	—	—		(0.23)
Year Ended June 30, 2003	9.95	0.24		0.04	0.28	(0.26)	—	—		(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	The Fund changed its fiscal year end from June 30 to the last day in February.

(g)	Calculated based on average shares outstanding.

(h)	Amounts rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes interest expense of 0.01%

150   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption Fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	9.19%	$1.26		$10,944	0.75%		4.69%	0.90%	506%
—	9.52	2.64		8,510	0.75		4.77	0.89	143
—	9.50	2.93		5,819	0.75		4.49	0.91	540
—	9.64	1.29		3,393	0.75		3.20	1.21	194
—	9.84	1.92		3,000	0.75		2.00	1.17	261
—	9.85	2.08		9,000	0.75		2.39	1.10	386

—	9.66	2.78		22,655	0.75		4.51	1.01	338
—	9.84	2.42		24,652	0.75		4.53	0.98	246
—	9.84	2.56		32,557	0.75		4.46	0.95	479
—	10.02	1.09		41,311	0.75		2.94	1.00	201
—	10.21	1.85		55,000	0.75		2.03	1.10	253
—	10.23	1.88		44,000	0.75		2.31	0.96	319

—	8.72	(0.31)		6,355	1.15		5.65	2.69	704
—	9.24	4.05		7,705	1.15		4.78	3.74	223
—(h)	9.11	3.24		6,660	1.15		4.67	3.77	299
—	9.33	7.04		3,965	1.17		4.29	2.11	461
—	9.08	7.20		802	1.27	(j)	5.31	4.23	152
—	8.92	8.33		300	1.25		4.45	7.26	248

—	10.04	7.71	(i)	77,234	0.69		4.33	1.01	83
—	9.72	4.48		69,390	0.70		4.70	1.03	10
—	9.75	0.71		77,632	0.70		4.83	1.03	20
—	10.00	2.22		82,360	0.67		4.05	0.99	22
—	10.31	(0.52)		91,714	0.65		3.30	0.95	23
—	10.76	7.97		126,395	0.65		3.61	0.95	33

—	9.31	(0.06	)(i)	104,590	0.70		4.70	0.91	15
—	9.77	5.03		121,385	0.70		4.53	0.91	26
—	9.74	1.81		219,258	0.70		3.81	0.91	9
—	9.83	2.36		281,966	0.70		2.67	1.05	26
—	9.89	1.53		362,796	0.70		1.97	1.12	46
—	9.97	2.83		366,214	0.70		2.34	1.12	36

JULY 1, 2008   151

Financial Highlights

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Year Ended February 29, 2008	$9.34	$0.41		$(0.55)	$(0.14)	$(0.40)	$—	$—		$(0.40)
September 1, 2006 through February 28, 2007 (e)	9.23	0.19		0.12	0.31	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.78	0.36		(0.28)	0.08	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(h)	(0.55)
Year Ended August 31, 2003	10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	—		(0.40)

Core Bond Fund
Year Ended February 29, 2008	10.66	0.41	(g)	0.37	0.78	(0.41)	—	—		(0.41)
Year Ended February 28, 2007	10.56	0.39	(g)	0.10	0.49	(0.39)	—	—		(0.39)
July 1, 2005 through February 28, 2006 (f)	10.90	0.27		(0.33)	(0.06)	(0.28)	—	—		(0.28)
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	—	—		(0.45)
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	—	—		(0.43)
Year Ended June 30, 2003	10.81	0.54		0.36	0.90	(0.53)	(0.01)	—		(0.54)

Core Plus Bond Fund
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	—	—		(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	—		(0.32)
July 1, 2005 through February 28, 2006 (f)	7.98	0.22		(0.22)	—	(0.21)	—	—		(0.21)
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	—	—		(0.32)
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	—		(0.31)
Year Ended June 30, 2003	7.84	0.40		0.30	0.70	(0.40)	—	—		(0.40)

Government Bond Fund
Year Ended February 29, 2008	10.14	0.41		0.40	0.81	(0.41)	—	—		(0.41)
Year Ended February 28, 2007	10.14	0.38		0.01	0.39	(0.39)	—	—		(0.39)
July 1, 2005 through February 28, 2006 (f)	10.47	0.25		(0.33)	(0.08)	(0.25)	—	—		(0.25)
Year Ended June 30, 2005	10.16	0.39		0.32	0.71	(0.40)	—	—		(0.40)
Year Ended June 30, 2004	10.66	0.40		(0.50)	(0.10)	(0.40)	—	—		(0.40)
Year Ended June 30, 2003	10.26	0.45		0.41	0.86	(0.46)	—	—		(0.46)

High Yield Bond Fund
Year Ended February 29, 2008	8.61	0.58		(0.94)	(0.36)	(0.56)	(0.09)	—		(0.65)
Year Ended February 28, 2007	8.23	0.57		0.40	0.97	(0.57)	(0.02)	—		(0.59)
July 1, 2005 through February 28, 2006 (f)	8.29	0.38		(0.06)	0.32	(0.38)	—	—		(0.38)
Year Ended June 30, 2005	8.18	0.55		0.14	0.69	(0.56)	(0.02)	—		(0.58)
Year Ended June 30, 2004	7.93	0.55		0.24	0.79	(0.54)	—	—		(0.54)
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	—		(0.61)

(a)	Annualized for periods of less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	The Fund changed its fiscal year end from June 30 to the last day in February.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, total return would have been 5.13%.

152   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$8.80	(1.58)%		$4,113	1.40%	4.56%	1.47%	821%
—	9.34	3.42		3,564	1.40	4.23	1.45	357
—	9.23	0.90		2,814	1.40	3.99	1.47	711
—	9.78	4.23		2,283	1.44	2.93	1.90	559
—	9.97	5.89		1,972	1.50	2.48	2.36	571
—	9.95	2.94		2,000	1.50	3.19	2.14	679

—	11.03	7.49	(i)	78,048	1.40	3.86	1.49	14
—	10.66	4.75		74,963	1.40	3.72	1.44	8
—	10.56	(0.55)		85,667	1.40	3.89	1.47	13
—	10.90	5.57		94,897	1.47	3.87	1.68	16
—	10.76	0.28		98,064	1.50	3.69	1.81	20
—	11.17	8.53		134,915	1.50	4.92	1.82	23

—	7.89	5.26	(j)	6,665	1.45	4.28	1.47	31
—	7.82	4.91		5,464	1.45	4.09	1.46	26
—	7.77	0.05		6,950	1.44	4.10	1.44	15
—	7.98	5.74		9,424	1.51	3.92	1.70	20
—	7.86	0.32		11,745	1.53	3.85	1.80	24
—	8.14	9.19		15,226	1.54	4.99	1.82	16

—	10.54	8.20	(i)	43,513	1.46	4.02	1.48	2
—	10.14	3.93		52,182	1.46	3.82	1.48	24
—	10.14	(0.78)		78,500	1.45	3.67	1.47	6
—	10.47	7.07		95,143	1.47	3.76	1.62	10
—	10.16	(0.97)		101,634	1.52	3.74	1.69	16
—	10.66	8.64		155,876	1.52	4.30	1.68	19

—( h)	7.60	(4.51	)(i)	26,052	1.78	6.88	1.82	48
—( h)	8.61	12.19		35,667	1.77	6.78	1.81	69
—( h)	8.23	3.92		35,105	1.76	6.86	1.80	47
—( h)	8.29	8.71		39,697	1.77	6.58	1.93	68
—	8.18	10.23		39,488	1.76	6.71	1.98	58
—	7.93	17.90		32,796	1.79	8.20	2.00	52

JULY 1, 2008   153

Financial Highlights

Class B (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Bond Fund
Year Ended February 29, 2008	$10.23	$0.41	(h)	$0.30	$0.71	$(0.42)	$—	$(0.42)
Year Ended February 28, 2007	10.18	0.40	(h)	0.07	0.47	(0.42)	—	(0.42)
July 1, 2005 through February 28, 2006 (f)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.49	0.38		0.08	0.46	(0.44)	—	(0.44)
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.59	0.49		0.32	0.81	(0.52)	—	(0.52)

Short Duration Bond Fund
Year Ended February 29, 2008	10.60	0.39	(h)	0.26	0.65	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.50	0.33	(h)	0.11	0.44	(0.34)	—	(0.34)
July 1, 2005 through February 28, 2006 (e)	10.59	0.17		(0.09)	0.08	(0.17)	—	(0.17)
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.93	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2003	10.80	0.30		0.17	0.47	(0.34)	—	(0.34)

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.46	(h)	(0.54)	(0.08)	(0.44)	—	(0.44)
September 1, 2006 through February 28, 2007 (f)	9.11	0.20	(h)	0.14	0.34	(0.21)	—	(0.21)
Year Ended August 31, 2006	9.32	0.39	(h)	(0.14)	0.25	(0.46)	—	(0.46)
February 18, 2005 (g) through August 31, 2005	9.26	0.19		0.06	0.25	(0.19)	—	(0.19)

Treasury & Agency Fund
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (e)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31		(0.41)	(0.10)	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2003	10.32	0.33		0.43	0.76	(0.33)	—	(0.33)

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (e)	9.76	0.22		(0.08)	0.14	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	—	(0.24)
Year Ended June 30, 2004	9.90	0.14		(0.04)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2003	9.89	0.19		0.03	0.22	(0.21)	—	(0.21)

(a)	Annualized for periods of less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day in February.

(f)	The Fund changed its fiscal year end from August 31 to the last day in February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

154   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$10.52	7.09%(j)		$50,873	1.40%	3.99%	1.47%	9%
—	10.23	4.70		61,674	1.40	4.00	1.46	5
—	10.18	(0.35)		82,765	1.40	4.20	1.48	5
—	10.51	4.46		102,614	1.46	3.86	1.70	10
—	10.49	0.20		132,372	1.48	3.62	1.82	17
—	10.88	7.85		185,642	1.48	4.54	1.82	24

—	10.88	6.23	(j)	11,328	1.30	3.65	1.41	40
—	10.60	4.27		17,787	1.30	3.17	1.41	44
—	10.50	0.79		22,899	1.30	2.46	1.41	22
—	10.59	1.31		29,369	1.30	2.13	1.71	27
—	10.69	0.09		42,563	1.30	2.01	1.81	54
—	10.93	4.39		51,994	1.30	2.72	1.81	27

—	8.72	(0.86)		3,492	1.65	5.13	3.16	704
—	9.24	3.79		5,498	1.65	4.28	4.23	223
—(i)	9.11	2.80		5,996	1.65	4.21	4.08	299
—	9.32	2.77		6,715	1.65	3.91	2.43	461

—	10.03	7.17	(j)	6,691	1.20	3.96	1.52	83
—	9.71	3.97		10,948	1.20	4.19	1.53	10
—	9.74	0.39		16,720	1.20	4.34	1.53	20
—	9.99	1.70		23,012	1.17	3.45	1.60	22
—	10.30	(1.02)		49,443	1.15	2.80	1.60	23
—	10.75	7.45		79,108	1.15	3.10	1.60	33

—	9.24	(0.56	)(j)	18,797	1.20	4.20	1.41	15
—	9.70	4.54		32,930	1.20	4.04	1.41	26
—	9.67	1.46		48,750	1.20	3.31	1.41	9
—	9.76	1.87		62,135	1.20	2.18	1.65	26
—	9.82	1.02		81,758	1.20	1.48	1.77	46
—	9.90	2.28		101,749	1.20	1.84	1.77	36

JULY 1, 2008   155

Financial Highlights

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.39	$0.42		$(0.56)	$(0.14)	$(0.40)	$—	$(0.40)
September 1, 2006 through February 28, 2007 (e)	9.27	0.19		0.13	0.32	(0.20)	—	(0.20)
Year Ended August 31, 2006	9.83	0.32		(0.25)	0.07	(0.36)	(0.27)	(0.63)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	(0.55)
March 31, 2003 (g) through August 31, 2003	10.22	0.14		(0.21)	(0.07)	(0.14)	—	(0.14)
Core Bond Fund
Year Ended February 29, 2008	10.73	0.42	(h)	0.35	0.77	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.62	0.39	(h)	0.11	0.50	(0.39)	—	(0.39)
July 1, 2005 through February 28, 2006 (f)	10.96	0.28		(0.34)	(0.06)	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	—	(0.45)
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.87	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)
Core Plus Bond Fund
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	—	(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	(0.32)
July 1, 2005 through February 28, 2006 (f)	7.98	0.21		(0.21)	—	(0.21)	—	(0.21)
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)
Year Ended June 30, 2003	7.84	0.40		0.31	0.71	(0.41)	—	(0.41)
Emerging Markets Debt Fund
Year Ended February 29, 2008	8.73	0.50		(0.19)	0.31	(0.49)	(0.15)	(0.64)
September 1, 2006 through February 28, 2007 (e)	8.39	0.20		0.36	0.56	(0.19)	(0.03)	(0.22)
June 30, 2006 (g) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)
Government Bond Fund
Year Ended February 29, 2008	10.13	0.42		0.39	0.81	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.13	0.38		0.01	0.39	(0.39)	—	(0.39)
July 1, 2005 through February 28, 2006 (f)	10.46	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)
Year Ended June 30, 2005	10.15	0.40		0.31	0.71	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.65	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.25	0.45		0.41	0.86	(0.46)	—	(0.46)
High Yield Bond Fund
Year Ended February 29, 2008	8.61	0.57		(0.94)	(0.37)	(0.56)	(0.09)	(0.65)
Year Ended February 28, 2007	8.24	0.57		0.39	0.96	(0.57)	(0.02)	(0.59)
July 1, 2005 through February 28, 2006 (f)	8.29	0.38		(0.05)	0.33	(0.38)	—	(0.38)
Year Ended June 30, 2005	8.19	0.55		0.13	0.68	(0.56)	(0.02)	(0.58)
Year Ended June 30, 2004	7.93	0.55		0.25	0.80	(0.54)	—	(0.54)
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	The Fund changed its fiscal year end from June 30 to the last day in February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliates. The effect is less than 0.01% on total return.

156   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$8.85	(1.54)%		$7,659	1.40%	4.57%	1.47%	821%
—	9.39	3.53		5,146	1.40	4.26	1.45	357
—	9.27	0.87		2,574	1.39	3.90	1.46	711
—	9.83	4.13		425	1.42	2.96	1.82	559
—	10.03	5.84		211	1.50	2.45	2.36	571
—	10.01	(0.69)		200	1.50	3.02	1.78	679

—	11.09	7.38	(j)	133,975	1.40	3.86	1.49	14
—	10.73	4.83		65,579	1.40	3.72	1.44	8
—	10.62	(0.55)		57,530	1.40	3.89	1.47	13
—	10.96	5.53		64,238	1.47	3.87	1.70	16
—	10.82	0.17		79,323	1.50	3.69	1.81	20
—	11.23	8.59		123,308	1.50	4.90	1.82	23

—	7.89	5.27	(j)	5,737	1.45	4.27	1.47	31
—	7.82	4.90		3,512	1.45	4.11	1.46	26
—	7.77	0.05		3,119	1.44	4.10	1.44	15
—	7.98	5.74		3,492	1.50	3.94	1.69	20
—	7.86	0.33		3,750	1.53	3.83	1.80	24
—	8.14	9.22		3,521	1.54	4.89	1.82	16

—(i)	8.40	3.63		5,154	1.97	6.50	1.98	80
—(i)	8.73	6.73		1,332	2.00	4.66	2.09	68
—(i)	8.39	6.77		27	2.00	5.87	2.20	270

—	10.53	8.25	(j)	46,407	1.46	3.99	1.48	2
—	10.13	3.94		22,250	1.46	3.81	1.48	24
—	10.13	(0.77)		23,863	1.45	3.67	1.47	6
—	10.46	7.09		24,922	1.48	3.75	1.64	10
—	10.15	(0.96)		42,666	1.52	3.74	1.69	16
—	10.65	8.54		74,937	1.52	4.28	1.68	19

—(i)	7.59	(4.61	)(j)	29,517	1.78	6.88	1.82	48
—(i)	8.61	12.05		29,953	1.77	6.77	1.81	69
—(i)	8.24	4.04		25,650	1.76	6.86	1.80	47
—	8.29	8.55		28,348	1.77	6.57	1.93	68
—	8.19	10.35		35,344	1.76	6.70	1.98	58
—	7.93	17.88		30,857	1.79	8.23	2.00	52

JULY 1, 2008   157

Financial Highlights

Class C (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Intermediate Bond Fund
Year Ended February 29, 2008	$10.24	$0.41	(i)	$0.29	$0.70	$(0.42)	$(0.42)
Year Ended February 28, 2007	10.18	0.40	(i)	0.08	0.48	(0.42)	(0.42)
July 1, 2005 through February 28, 2006 ( e)	10.51	0.26		(0.30)	(0.04)	(0.29)	(0.29)
Year Ended June 30, 2005	10.49	0.36		0.10	0.46	(0.44)	(0.44)
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	(0.41)
Year Ended June 30, 2003	10.59	0.50		0.31	0.81	(0.52)	(0.52)

Real Return Fund
Year Ended February 29, 2008	9.49	0.50		0.57	1.07	(0.48)	(0.48)
September 1, 2006 through February 28, 2007 (f)	9.50	0.02		0.02	0.04	(0.05)	(0.05)
Year Ended August 31, 2006 (g)	10.00	0.41		(0.50)	(0.09)	(0.41)	(0.41)

Short Duration Bond Fund
Year Ended February 29, 2008	10.59	0.39	(i)	0.26	0.65	(0.37)	—
Year Ended February 28, 2007	10.49	0.33	(i)	0.11	0.44	(0.34)	—
July 1, 2005 through February 28, 2006 (e)	10.58	0.16		(0.08)	0.08	(0.17)	—
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	—
Year Ended June 30, 2004	10.92	0.22		(0.23)	(0.01)	(0.23)	—
Year Ended June 30, 2003	10.79	0.30		0.17	0.47	(0.34)	—

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.46	(i)	(0.54)	(0.08)	(0.44)	(0.44)
September 1, 2006 through February 28, 2007 (f)	9.12	0.20	(i)	0.13	0.33	(0.21)	(0.21)
Year Ended August 31, 2006	9.33	0.38	(i)	(0.13)	0.25	(0.46)	(0.46)
February 18, 2005 (h) through August 31, 2005	9.26	0.19		0.07	0.26	(0.19)	(0.19)

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)	—
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	—
July 1, 2005 through February 28, 2006 (e)	9.75	0.22		(0.08)	0.14	(0.23)	—
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	—
Year Ended June 30, 2004	9.89	0.14		(0.04)	0.10	(0.18)	—
Year Ended June 30, 2003	9.88	0.19		0.03	0.22	(0.21)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day in February.

(f)	The Fund changed its fiscal year end from August 31 to the last day in February.

(g)	Commencement of operations was September 1, 2005.

(h)	Commencement of offering of class of shares.

(i)	Calculated based on average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Includes a gain incurred resulting from a payment by affiliates. The effect is less than 0.01% on total return.

158   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$10.52	7.00	%(k)	$39,468	1.40%	3.99%	1.47%	9%
—	10.24	4.80		39,100	1.40	4.00	1.46	5
—	10.18	(0.35)		54,879	1.40	4.20	1.48	5
—	10.51	4.43		68,296	1.46	3.83	1.71	10
—	10.49	0.19		121,399	1.48	3.62	1.82	17
—	10.88	7.85		186,110	1.48	4.56	1.82	24

—	10.08	11.71		4,023	1.40	3.36	2.75	494
—	9.49	0.48		27	1.40	0.41	1.85	154
—	9.50	(0.80)		24	1.40	4.58	1.95	223

—	10.87	6.26	(k)	19,135	1.30	3.64	1.41	40
—	10.59	4.26		20,777	1.30	3.15	1.41	44
—	10.49	0.79		38,266	1.30	2.46	1.41	22
—	10.58	1.30		56,296	1.30	2.12	1.71	27
—	10.68	(0.10)		98,576	1.30	2.01	1.81	54
—	10.92	4.43		156,942	1.30	2.71	1.81	27

—	8.72	(0.84)		2,177	1.65	5.10	3.19	704
—	9.24	3.67		3,096	1.65	4.28	4.22	223
—(j)	9.12	2.82		3,285	1.65	4.20	4.16	299
—	9.33	2.88		2,631	1.65	3.91	2.42	461

—	9.23	(0.47	)(k)	145,000	1.20	4.20	1.41	15
—	9.68	4.45		242,277	1.20	4.04	1.41	26
—	9.66	1.46		338,830	1.20	3.31	1.41	9
—	9.75	1.88		438,955	1.20	2.17	1.66	26
—	9.81	1.03		604,084	1.20	1.48	1.77	46
—	9.89	2.39		741,134	1.20	1.82	1.77	36

JULY 1, 2008   159

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, JPMorgan Equity Income Fund and JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

160   JPMORGAN INCOME FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the Reduced Rates for the Class A, Class B and Class C Shares of the Government Bond Fund.

REDUCED RATE FUND

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Government Bond Fund	A	0.75%	0.98%
	B	1.48%	1.48%
	C	1.48%	1.48%

JULY 1, 2008   161

Legal Proceedings and Additional Fee and Expense Information (continued)

The table below shows the ratios for Class A, Class B and Class C Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Ultra Short Duration Bond Fund	A	0.71%	0. 92%
	B	1.21%	1.42%
	C	1.21%	1.42%

JPMorgan Treasury & Agency Fund	A	0.73%	1.04%
	B	1.23%	1.55%
	C	1.23%	1.55%

JPMorgan Short Duration Bond Fund	A	0.81%	0.92%
	B	1.31%	1.42%
	C	1.31%	1.42%

JPMorgan Intermediate Bond Fund	A	0. 83%	0.97%
	B	1.47%	1.47%
	C	1.47%	1.47%

JPMorgan Core Bond Fund	A	0.77%	1.01%
	B	1.48%	1.51%
	C	1.48%	1.51%

JPMorgan Core Plus Bond Fund	A	0.92%	0.97%
	B	1.47%	1.47%
	C	1.47%	1.47%

JPMorgan Mortgage-Backed Securities Fund	A	0.66%	0.99%

JPMorgan High Yield Bond Fund	A	1.16%	1.33%
	B	1. 81%	1.83%
	C	1. 81%	1.83%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

162   JPMORGAN INCOME FUNDS

Reduced Rate Fund

JPMorgan Government Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$449	1.06%	0.34%	0.34%	$151	5.00%	3.52%	3.52%
June 30, 2010	100	6.12	4.37	4.02	156	10.25	7.16	3.52
June 30, 2011	104	11.42	8.57	4.02	161	15.76	10.94	3.52
June 30, 2012	109	16.99	12.93	4.02	167	21.55	14.84	3.52
June 30, 2013	113	22.84	17.47	4.02	173	27.63	18.88	3.52
June 30, 2014	117	28.98	22.20	4.02	179	34.01	23.07	3.52
June 30, 2015	122	35.43	27.11	4.02	185	40.71	27.40	3.52
June 30, 2016	127	42.21	32.22	4.02	192	47.75	31.88	3.52
June 30, 2017	132	49.32	37.53	4.02	199	55.13	36.53	3.52
June 30, 2018	137	56.78	43.06	4.02	206	62.89	41.33	3.52

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2009 ) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 251	4.00%	2.52%	2.52%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net Cum ulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$151	$651	5.00%	0.00%	3.52%	–1.48%	3.52%	–1.48%
June 30, 2010	156	556	10.25	6.25	7.16	3.16	3.52	–0.34
June 30, 2011	161	461	15.76	12.76	10.94	7.94	3.52	0.72
June 30, 2012	167	467	21.55	18.55	14.84	11.84	3.52	0.82
June 30, 2013	173	373	27.63	25.63	18.88	16.88	3.52	1.78
June 30, 2014	179	279	34.01	33.01	23.07	22.07	3.52	2.68
June 30, 2015	185	185	40.71	40.71	27.40	27.40	3.52	3.52
June 30, 2016	192	192	47.75	47.75	31.88	31.88	3.52	3.52
June 30, 2017	132	132	55.13	55.13	37.19	37.19	4.02	4.02
June 30, 2018	137	137	62.89	62.89	42.70	42.70	4.02	4.02

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   163

Legal Proceedings and Additional Fee and Expense Information (continued)

Non-Reduced Rate Funds

JPMorgan Ultra Short Duration Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$296	2.64%	1.94%	1.94%	$123	5.00%	3.79%	3.79%
June 30, 2010	96	7.77	6.10	4.08	150	10.25	7.51	3.58
June 30, 2011	100	13.16	10.43	4.08	155	15.76	11.35	3.58
June 30, 2012	104	18.82	14.94	4.08	161	21.55	15.34	3.58
June 30, 2013	108	24.76	19.63	4.08	167	27.63	19.47	3.58
June 30, 2014	112	30.99	24.51	4.08	173	34.01	23.75	3.58
June 30, 2015	117	37.54	29.59	4.08	179	40.71	28.18	3.58
June 30, 2016	122	44.42	34.87	4.08	185	47.75	32.77	3.58
June 30, 2017	127	51.64	40.38	4.08	192	55.13	37.52	3.58
June 30, 2018	132	59.22	46.10	4.08	199	62.89	42.44	3.58

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 123	5.00%	3.79%	3.79%

	Class B1
	Annual Costs		Gross Cum ulative Return		Net Cum ulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$123	$423	5.00%	2.00%	3.79%	0.79%	3.79%	0.79%
June 30, 2010	150	450	10.25	7.25	7.51	4.51	3.58	0.69
June 30, 2011	155	355	15.76	13.76	11.35	9.35	3.58	1.72
June 30, 2012	161	261	21.55	20.55	15.34	14.34	3.58	2.68
June 30, 2013	167	167	27.63	27.63	19.47	19.47	3.58	3.58
June 30, 2014	173	173	34.01	34.01	23.75	23.75	3.58	3.58
June 30, 2015	116	116	40.71	40.71	28.80	28.80	4.08	4.08
June 30, 2016	121	121	47.75	47.75	34.05	34.05	4.08	4.08
June 30, 2017	126	126	55.13	55.13	39.52	39.52	4.08	4.08
June 30, 2018	131	131	62.89	62.89	45.21	45.21	4.08	4.08

1	Class B shares automatically convert to Class A shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

164   JPMORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$298	2.64%	1.92%	1.92%	$125	5.00%	3.77%	3.77%
June 30, 2010	108	7.77	5.96	3.96	164	10.25	7.35	3.45
June 30, 2011	112	13.16	10.16	3.96	169	15.76	11.05	3.45
June 30, 2012	117	18.82	14.52	3.96	175	21.55	14.88	3.45
June 30, 2013	121	24.76	19.05	3.96	181	27.63	18.85	3.45
June 30, 2014	126	30.99	23.77	3.96	187	34.01	22.95	3.45
June 30, 2015	131	37.54	28.67	3.96	194	40.71	27.19	3.45
June 30, 2016	136	44.42	33.76	3.96	201	47.75	31.58	3.45
June 30, 2017	142	51.64	39.06	3.96	207	55.13	36.12	3.45
June 30, 2018	147	59.22	44.57	3.96	215	62.89	40.81	3.45

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 225	4.00%	2.77%	2.77%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net Cum ulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$125	$425	5.00%	2.00%	3.77%	0.77%	3.77%	0.77%
June 30, 2010	164	464	10.25	7.25	7.35	4.35	3.45	0.56
June 30, 2011	169	369	15.76	13.76	11.05	9.05	3.45	1.59
June 30, 2012	175	275	21.55	20.55	14.88	13.88	3.45	2.55
June 30, 2013	181	181	27.63	27.63	18.85	18.85	3.45	3.45
June 30, 2014	187	187	34.01	34.01	22.95	22.95	3.45	3.45
June 30, 2015	130	130	40.71	40.71	27.82	27.82	3.96	3.96
June 30, 2016	136	136	47.75	47.75	32.88	32.88	3.96	3.96
June 30, 2017	141	141	55.13	55.13	38.14	38.14	3.96	3.96
June 30, 2018	147	147	62.89	62.89	43.61	43.61	3.96	3.96

1	Class B shares automatically convert to Class A shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   165

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Short Duration Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$306	2.64%	1.85%	1.85%	$133	5.00%	3.69%	3.69%
June 30, 2010	96	7.77	6.00	4.08	150	10.25	7.40	3.58
June 30, 2011	100	13.16	10.33	4.08	155	15.76	11.25	3.58
June 30, 2012	104	18.82	14.83	4.08	161	21.55	15.23	3.58
June 30, 2013	108	24.76	19.51	4.08	167	27.63	19.35	3.58
June 30, 2014	112	30.99	24.39	4.08	173	34.01	23.63	3.58
June 30, 2015	117	37.54	29.46	4.08	179	40.71	28.05	3.58
June 30, 2016	122	44.42	34.75	4.08	185	47.75	32.64	3.58
June 30, 2017	126	51.64	40.24	4.08	192	55.13	37.39	3.58
June 30, 2018	132	59.22	45.96	4.08	199	62.89	42.30	3.58

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 133	5.00%	3.69%	3.69%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net Cum ulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$133	$433	5.00%	2.00%	3.69%	0.69%	3.69%	0.69%
June 30, 2010	150	450	10.25	7.25	7.40	4.40	3.58	0.69
June 30, 2011	155	355	15.76	13.76	11.25	9.25	3.58	1.72
June 30, 2012	161	261	21.55	20.55	15.23	14.23	3.58	2.68
June 30, 2013	167	167	27.63	27.63	19.35	19.35	3.58	3.58
June 30, 2014	173	173	34.01	34.01	23.63	23.63	3.58	3.58
June 30, 2015	116	116	40.71	40.71	28.67	28.67	4.08	4.08
June 30, 2016	121	121	47.75	47.75	33.92	33.92	4.08	4.08
June 30, 2017	126	126	55.13	55.13	39.39	39.39	4.08	4.08
June 30, 2018	131	131	62.89	62.89	45.07	45.07	4.08	4.08

1	Class B shares automatically convert to Class A shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

166   JPMORGAN INCOME FUNDS

JPMorgan Intermediate Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$457	1.06%	0.26%	0.26%	$150	5.00%	3.53%	3.53%
June 30, 2010	99	6.12	4.30	4.03	155	10.25	7.18	3.53
June 30, 2011	103	11.42	8.51	4.03	160	15.76	10.97	3.53
June 30, 2012	107	16.99	12.88	4.03	166	21.55	14.89	3.53
June 30, 2013	112	22.84	17.43	4.03	172	27.63	18.94	3.53
June 30, 2014	116	28.98	22.16	4.03	178	34.01	23.14	3.53
June 30, 2015	121	35.43	27.09	4.03	184	40.71	27.49	3.53
June 30, 2016	126	42.21	32.21	4.03	191	47.75	31.99	3.53
June 30, 2017	131	49.32	37.53	4.03	197	55.13	36.65	3.53
June 30, 2018	136	56.78	43.08	4.03	204	62.89	41.47	3.53

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 250	4.00%	2.53%	2.53%

	Class B1
	Annual Costs		Gross Cum ulative Return		Net Cum ulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$150	$650	5.00%	0.00%	3.53%	–1.47%	3.53%	–1.47%
June 30, 2010	155	555	10.25	6.25	7.18	3.18	3.53	–0.33
June 30, 2011	160	460	15.76	12.76	10.97	7.97	3.53	0.73
June 30, 2012	166	466	21.55	18.55	14.89	11.89	3.53	0.83
June 30, 2013	172	372	27.63	25.63	18.94	16.94	3.53	1.79
June 30, 2014	178	278	34.01	33.01	23.14	22.14	3.53	2.69
June 30, 2015	184	184	40.71	40.71	27.49	27.49	3.53	3.53
June 30, 2016	191	191	47.75	47.75	31.99	31.99	3.53	3.53
June 30, 2017	131	131	55.13	55.13	37.31	37.31	4.03	4.03
June 30, 2018	136	136	62.89	62.89	42.84	42.84	4.03	4.03

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   167

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$451	1.06%	0.32%	0.32%	$151	5.00%	3.52%	3.52%
June 30, 2010	103	6.12	4.32	3.99	159	10.25	7.13	3.49
June 30, 2011	107	11.42	8.49	3.99	165	15.76	10.87	3.49
June 30, 2012	112	16.99	12.82	3.99	170	21.55	14.74	3.49
June 30, 2013	116	22.84	17.32	3.99	176	27.63	18.75	3.49
June 30, 2014	121	28.98	22.00	3.99	182	34.01	22.89	3.49
June 30, 2015	126	35.43	26.87	3.99	189	40.71	27.18	3.49
June 30, 2016	131	42.21	31.93	3.99	195	47.75	31.62	3.49
June 30, 2017	136	49.32	37.19	3.99	202	55.13	36.21	3.49
June 30, 2018	141	56.78	42.67	3.99	209	62.89	40.96	3.49

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 251	4.00%	2.52%	2.52%

	Class B1
	Annual Costs		Gross Cum ulative Return		Net Cum ulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$151	$651	5.00%	0.00%	3.52%	–1.48%	3.52%	–1.48%
June 30, 2010	159	559	10.25	6.25	7.13	3.13	3.49	–0.37
June 30, 2011	165	465	15.76	12.76	10.87	7.87	3.49	0.69
June 30, 2012	170	470	21.55	18.55	14.74	11.74	3.49	0.78
June 30, 2013	176	376	27.63	25.63	18.75	16.75	3.49	1.75
June 30, 2014	182	282	34.01	33.01	22.89	21.89	3.49	2.65
June 30, 2015	189	189	40.71	40.71	27.18	27.18	3.49	3.49
June 30, 2016	195	195	47.75	47.75	31.62	31.62	3.49	3.49
June 30, 2017	136	136	55.13	55.13	36.87	36.87	3.99	3.99
June 30, 2018	141	141	62.89	62.89	42.33	42.33	3.99	3.99

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

168   JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$465	1.06%	0.18%	0.18%	$150	5.00%	3.53%	3.53%
June 30, 2010	99	6.12	4.21	4.03	155	10.25	7.18	3.53
June 30, 2011	103	11.42	8.41	4.03	160	15.76	10.97	3.53
June 30, 2012	107	16.99	12.78	4.03	166	21.55	14.89	3.53
June 30, 2013	112	22.84	17.33	4.03	172	27.63	18.94	3.53
June 30, 2014	116	28.98	22.06	4.03	178	34.01	23.14	3.53
June 30, 2015	121	35.43	26.98	4.03	184	40.71	27.49	3.53
June 30, 2016	126	42.21	32.09	4.03	191	47.75	31.99	3.53
June 30, 2017	131	49.32	37.42	4.03	197	55.13	36.65	3.53
June 30, 2018	136	56.78	42.95	4.03	204	62.89	41.47	3.53

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 250	4.00%	2.53%	2.53%

	Class B1
	Annual Costs		Gross Cum ulative Return		Net Cum ulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2009	$150	$650	5.00%	0.00%	3.53%	–1.47%	3.53%	–1.47%
June 30, 2010	155	555	10.25	6.25	7.18	3.18	3.53	–0.33
June 30, 2011	160	460	15.76	12.76	10.97	7.97	3.53	0.73
June 30, 2012	166	466	21.55	18.55	14.89	11.89	3.53	0.83
June 30, 2013	172	372	27.63	25.63	18.94	16.94	3.53	1.79
June 30, 2014	178	278	34.01	33.01	23.14	22.14	3.53	2.69
June 30, 2015	184	184	40.71	40.71	27.49	27.49	3.53	3.53
June 30, 2016	191	191	47.75	47.75	31.99	31.99	3.53	3.53
June 30, 2017	131	131	55.13	55.13	37.31	37.31	4.03	4.03
June 30, 2018	136	136	62.89	62.89	42.84	42.84	4.03	4.03

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   169

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Mortgage Backed Securities Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$440	1.06%	0.43%	0.43%
June 30, 2010	101	6.12	4.45	4.01
June 30, 2011	105	11.42	8.64	4.01
June 30, 2012	110	16.99	13.00	4.01
June 30, 2013	114	22.84	17.53	4.01
June 30, 2014	119	28.98	22.24	4.01
June 30, 2015	123	35.43	27.15	4.01
June 30, 2016	128	42.21	32.24	4.01
June 30, 2017	134	49.32	37.55	4.01
June 30, 2018	139	56.78	43.06	4.01

170   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$489	1.06%	–0.05%	–0.05%	$184	5.00%	3.19%	3.19%
June 30, 2009	135	6.12	3.61	3.67	192	10.25	6.46	3.17
June 30, 2010	140	11.42	7.42	3.67	198	15.76	9.84	3.17
June 30, 2011	145	16.99	11.36	3.67	204	21.55	13.32	3.17
June 30, 2012	151	22.84	15.45	3.67	211	27.63	16.91	3.17
June 30, 2013	156	28.98	19.68	3.67	217	34.01	20.62	3.17
June 30, 2014	162	35.43	24.07	3.67	224	40.71	24.44	3.17
June 30, 2015	168	42.21	28.63	3.67	231	47.75	28.38	3.17
June 30, 2016	174	49.32	33.35	3.67	239	55.13	32.45	3.17
June 30, 2017	181	56.78	38.24	3.67	246	62.89	36.65	3.17

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 200 9) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 284	4.00%	2.19%	2.19%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net C umulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$184	$684	5.00%	0.00%	3.19%	–1.81%	3.19%	–1.81%
June 30, 2009	192	592	10.25	6.25	6.46	2.46	3.17	–0.71
June 30, 2010	198	498	15.76	12.76	9.84	6.84	3.17	0.35
June 30, 2011	204	504	21.55	18.55	13.32	10.32	3.17	0.44
June 30, 2012	211	411	27.63	25.63	16.91	14.91	3.17	1.41
June 30, 2013	217	317	34.01	33.01	20.62	19.62	3.17	2.31
June 30, 2014	224	224	40.71	40.71	24.44	24.44	3.17	3.17
June 30, 2015	231	231	47.75	47.75	28.38	28.38	3.17	3.17
June 30, 2016	174	174	55.13	55.13	33.10	33.10	3.67	3.67
June 30, 2017	180	180	62.89	62.89	37.98	37.98	3.67	3.67

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2008   171

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds, except the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, the Short Term Bond Fund and the Short Term Bond Fund II, is 811-4236.

Investment Company Act File No. for the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, and the Short Term Bond Fund is 811-21295.

Investment Company Act File No. for the Short Term Bond Fund II is 811-5151.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-INCABC-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Income

Funds

Institutional Class Shares

JPMorgan Enhanced Income Fund
JPMorgan Short Term Bond Fund
JPMorgan Bond Fund
JPMorgan Strategic Income Fund
JPMorgan Real Return Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Enhanced Income Fund	1
JPMorgan Short Term Bond Fund	7
JPMorgan Bond Fund	1 4
JPMorgan Strategic Income Fund	21
JPMorgan Real Return Fund	28
The Funds’ Management and Administration	35
How to Do Business with the Funds	38
Purchasing Fund Shares	38
Networking and Sub-Transfer Agency Fees	41
Exchanging Fund Shares	41
Redeeming Fund Shares	4 2
Shareholder Information	4 4
Distributions and Taxes	4 4
Shareholder Statements and Reports	45
Availability of Proxy Voting Record	45
Portfolio Holdings Disclosure	45
Investment Practices	46
Risk and Reward Elements for the Funds	54
JPMIM—Related Performance of Separately Managed Accounts	59
Financial Highlights	60
Legal Proceedings R elating to Banc One Investment Advisors Corporation and Certain of its Affiliates	62
How to Reach Us	B ack cover

JPMorgan Enhanced Income Fund

What is the goal of the Fund?

The Fund seeks to provide high current income consistent with principal preservation.

What are the Fund’s main investment strategies?

The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser , J.P. Morgan Investment Management Inc. (JPMIM or the adviser), believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund’s duration will be no longer than 1.5 years.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/ or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or unrated but deemed by JPMIM to be of comparable quality, including at least 75% rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JULY 1, 2008   1

JPMorgan Enhanced Income Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or

2   JPMORGAN INCOME FUNDS

guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk. Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 4 6 –5 8 .

JULY 1, 2008   3

JPMorgan Enhanced Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and the life of the Fund. It compares that performance to the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index, a broad-based securities market index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2006	1.49%	Worst Quarter	3rd quarter, 200 7	– 1.56%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –4.45%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(0.04)	2.23	2.16
Return After Taxes on Distributions	(1.99)	0.92	0.92
Return After Taxes on Distributions and Sale of Fund Shares	(0.01)	1.15	1.12

MERRILL LYNCH USD LIBOR 3 MONTH CONSTANT MATURITY INDEX2 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	5.61	3.28	3.05

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 11/30/01. Performance for the benchmark is from 11/30/01.

2	The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar denominated deposits. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Enhanced Income Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.2 1
Acquired Fund Fees and Expenses[2]	0.0 2
Total Annual Operating Expenses[3,4]	0.5 8
Fee Waivers and Expense Reimbursements[4]	(0.3 1 )
Net Expenses[4]	0.2 7

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.25% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.56 % and Net Expenses would have been 0.2 5 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
28	155	293	696

6   JPMORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return, consistent with low volatility of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the Merrill Lynch 1 –3 Year Treasury Index duration was 1. 58, although the duration will likely vary in the future. The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of total a ssets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 75% “A” or better. Up to 10% of total a ssets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   7

JPMorgan Short Term Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have

8   JPMORGAN INCOME FUNDS

relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally high er in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

CMO, IO & PO Risk. Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

JULY 1, 2008   9

JPMorgan Short Term Bond Fund (continued)

High Portfolio Turnover. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 4 6 –5 8 .

10   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1–3 Year Treasury Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	3.40%	Worst Quarter	2nd quarter, 2004	–1.03%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –1.60%.

JULY 1, 2008   11

JPMorgan Short Term Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS
Return Before Taxes	2.01	2.4 5	4.27
Return After Taxes on Distributions	0.10	1.02	2.41
Return After Taxes on Distributions and Sale of Fund Shares	1.30	1.26	2.52

MERRILL LYNCH 1–3 YEAR TREASURY INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	7.31	3.11	4.75

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	4.80	3.03	4.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares.

1	The Merrill Lynch 1–3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

12   JPMORGAN INCOME FUNDS

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.1 5
Acquired Fund Fees and Expenses[2]	0.0 2
Total Annual Operating Expenses[3,4]	0.5 2
Fee Waivers and Expense Reimbursements[4]	(0. 20 )
Net Expenses[4]	0.3 2

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.30% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0. 50 % and Net Expense s would have been 0.30% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
33	147	271	633

JULY 1, 2008   13

JPMorgan Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers U.S. Aggregate Index. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the Lehman Brothers U.S. Aggregate Index duration was 4. 63, although the duration will likely vary in the future.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of total a ssets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of total a ssets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

14   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

JULY 1, 2008   15

JPMorgan Bond Fund (continued)

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk. One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk. Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only

16   JPMORGAN INCOME FUNDS

securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 4 6 –5 8 .

JULY 1, 2008   17

JPMorgan Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.61%	Worst Quarter	2nd quarter, 2004	–2.86%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares).

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –4.45%.

18   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS
Return Before Taxes	1.51	3.70	5.21
Return After Taxes on Distributions	(0.41)	1.56	2.90
Return After Taxes on Distributions and Sale of Fund Shares	0.98	1.96	3.07

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2 , ˆ (Reflects No Deduction for Taxes)	5.43	4.37	5.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares).

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represent s securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   19

JPMorgan Bond Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.1 6
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.5 7
Fee Waivers and Expense Reimbursements[4]	(0.0 7 )
Net Expenses[4]	0.50

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.49% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0. 56 % and Net Expenses would have been 0.49% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
51	176	311	707

20   JPMORGAN INCOME FUNDS

JPMorgan Strategic Income Fund

What is the goal of the Fund?

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

What are the Fund’s main investment strategies?

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser, JPMIM, believes will produce income or generate return. “Strategic” in the Fund’s name means that the Fund, in addition to seeking current income as an element of total return, will also seek capital appreciation.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal conditions, at least 25% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality; provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund’s total assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

•	Rates/duration management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Corporate credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

•	Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•	Foreign securities and emerging market debt securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

•	Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

•	Cash/Short Duration — includes cash, money market instruments, and other short-term securities of high quality.

The adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

JULY 1, 2008   21

JPMorgan Strategic Income Fund (continued)

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM allocates the Fund’s assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk. One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments

22   JPMORGAN INCOME FUNDS

generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in

JULY 1, 2008   23

JPMorgan Strategic Income Fund (continued)

prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk. Collateralized mortgage obligations (CMO) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 4 6 –5 8 .

24   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years . It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current objective and strategies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2006	4.03%	Worst Quarter	2nd quarter, 2004	–1.63%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder of the Global Strategic Income Portfolio that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares.

1	The Fund’s fiscal year end is the last day in February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.75% .

JULY 1, 2008   25

JPMorgan Strategic Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS
Return Before Taxes	0.83	5.48	4.92
Return After Taxes on Distributions	(1.21)	3.45	2.45
Return After Taxes on Distributions and Sale of Fund Shares	0.54	3.51	2.65

LEHMAN BROTHERS U.S. AGGREGATE INDEX 1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER MULTI-SECTOR INCOME FUNDS INDEX 2, ˆ
(Reflects No Deduction for Taxes)	4.32	7.85	5.04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder of the Global Strategic Income Portfolio that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

26   JPMORGAN INCOME FUNDS

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.45
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	1.68
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	2.24
Fee Waivers and Expense Reimbursements[4]	(1.58)
Net Expenses[4]	0.66

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 2. 2 3 % and Net Expenses would have been 0.65% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years .
67	548	1,055	2,451

JULY 1, 2008   27

JPMorgan Real Return Fund

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are instruments that have a value based on another instrument , exchange rate or index. The Fund may also use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain to the Fund.

There is no restriction on the maturity of the Fund’s portfolio or on any individual securities in the portfolio. The adviser will manage the Fund’s duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

Up to 30% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, including principal-only and interest-only stripped mortgage-backed securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

28   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invest.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effect of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest Rate Risk. In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also

JULY 1, 2008   29

JPMorgan Real Return Fund (continued)

expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position

30   JPMORGAN INCOME FUNDS

at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk. Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 4 6 –5 8 .

JULY 1, 2008   31

JPMorgan Real Return Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers U.S. TIPS Index, a broad-based securities market index, and the Lipper Treasury Inflation-Protected Securities Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 200 7	3.94%	Worst Quarter	1st quarter, 2006	–2.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 4.20%.

32   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	9.30	3.42
Return After Taxes on Distributions	7.32	1.75
Return After Taxes on Distributions and Sale of Fund Shares	5.98	1.93

LEHMAN BROTHERS U.S. TIPS INDEX2 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	11.63	5.00

LIPPER TREASURY INFLATION-PROTECTED SECURITIES FUNDS INDEX3 , ˆ (Reflects No Deductions for Taxes)	10.52	4.21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 9/1/05. Performance for the benchmark is from 8/31/05.

2	The Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   33

JPMorgan Real Return Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.35
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0. 73
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1.19
Fee Waivers and Expense Reimbursements[4]	(0. 68 )
Net Expenses[4]	0.51

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.18% and Net Expenses would have been 0.50% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
52	310	589	1,383

34   JPMORGAN INCOME FUNDS

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I , a Delaware statutory trust (the Trust) . The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 2/29/08 , the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Enhanced Income Fund	0.08%
Short Term Bond Fund	0.2 1
Bond Fund	0.27
Strategic Income Fund	0.00
Real Return Fund	0.0 2

A discussion of the basis the Board of Trustees of JPMT I used in reapproving the investment advisory agreement for the Funds is available in the semi- annual report dated 8/31/07 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Enhanced Income Fund and Short Term
Bond Fund

John T. Donohue, Managing Director, Jarred A. Sherman, Vice President and CFA charterholder, and David Martucci, Vice President, have been the portfolio managers for the Enhanced Income Fund since November 2001, and for the Short Term Bond Fund since 1997, 2000, and 2000, respectively. An employee of JPMIM since 1997, Mr. Donohue is the global head of the Short Duration Investment Strategy Team. Mr. Sherman is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 1999. Mr. Martucci is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 2000.

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, and William Eigen, Managing Director and CFA charterholder, are the lead portfolio managers who are responsible for the day-to-day management of the Fund. Mr. Neumann has been the portfolio manager for the Bond Fund since 2000. An employee of JPMIM since 1997, Mr. Neumann is the head of the New York portfolio manager group and lead portfolio manager for core investment grade strategies, working with the macro team and sector teams to deliver account-specific portfolio strategies. Mr. Eigen has been the head of Core Plus and Absolute Return Fixed Income strategies at JPMIM since April 2008. In addition to his role as portfolio manager for the Bond Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Strategic Income Fund

Michael J. Pecoraro, Managing Director, and Timothy N. Neumann have served as the senior portfolio managers

JULY 1, 2008   35

The Funds’ Management and Administration (continued)

of the Strategic Income Fund since June 2006. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the head of the Liquid Market Sectors. In this role, Mr. Pecoraro oversees JPMIM’s New York liquid market sector teams, which includes public mortgages, rates, volatility and curve positing. Previously, Mr. Pecoraro was responsible for investments in callable mortgage-backed securities through all fixed income portfolios, including relative-value analysis and alpha generation. Mr. Neumann has been part of the portfolio management team for the Fund since December 2004. Information on Mr. Neumann is described under the Bond Fund.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and securities selection for the various allocations for the Fund are as follows:

Robert L. Cook, Managing Director and CFA charterholder, and Thomas G. Hauser, Vice President and CFA charterholder, are the portfolio managers responsible for the corporate credit securities investment strategy and have been involved in the management of the Fund since June 2006. Mr. Cook is a leader of one of JPMIM’s fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeffery J. Grills, Vice President and CFA charterholder, and Gunter J. Heiland, Vice President, are the portfolio mangers responsible for the foreign securities and emerging market debt securities strategies for the Fund since 2000 and June 2006, respectively. An employee of JPMIM since 1993, Mr. Grills has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland is also a senior trader.

John T. Donohue and Michael Pecoraro are the lead portfolio managers responsible for the rates/duration management and relative value strategies for the Fund since 2006. Information for Mr. Donohue is described under Enhanced Income Fund and Short Term Bond Fund. Information on Mr. Pecoraro is set forth above.

Real Return Fund

The portfolio management team consists of Timothy N. Neumann, Managing Director and CFA charterholder, and Donald A. Clemmenson, Managing Director. Mr. Neumann and Mr. Clemmenson have been portfolio managers of the Fund since March 2008. Biographical information on Mr. Neumann is described under the Bond Fund. Mr. Clemmenson is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1984, he currently trades governments, futures and agencies and is responsible for the duration decision on short-term accounts. He previously headed the trading desk and traded mortgages, corporates, preferred stock, non-dollar, foreign exchange, high yield, emerging markets and money markets.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

36   JPMORGAN INCOME FUNDS

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   37

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•	Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded ; therefore , no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in

38   JPMORGAN INCOME FUNDS

and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures

JULY 1, 2008   39

How to Do Business with the Funds (continued)

adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days that the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

40   JPMORGAN INCOME FUNDS

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

JULY 1, 2008   41

How to Do Business with the Funds (continued)

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

42   JPMORGAN INCOME FUNDS

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2008   43

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gain generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

A Fund’s investments in certain foreign securities (other than equity securities) or foreign currencies may give rise to a difference between a Fund’s book income, as determined for financial accounting purposes, and a Fund’s taxable income. Such differences may affect the timing, amount or character of a Fund’s distributions, and in particular may increase or accelerate a Fund’s recognition of ordinary income. In addition, a Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

44   JPMORGAN INCOME FUNDS

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for request for statements that are older than two years. Please retain all your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   45

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND CODE
JPMorgan Bond Fund	1
JPMorgan Enhanced Income Fund	2
JPMorgan Real Return Fund	3
JPMorgan Short Term Bond Fund	4
JPMorgan Strategic Income Fund	5

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–5	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1–5	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.	1 –5	Credit Interest Rate Liquidity Market
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–5	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes.
	1–5	Credit Interest Rate Market
Brady Bonds: S ecurities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 3–5	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–5	Credit Leverage Liquidity Management Market

46   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–5	Credit Currency Interest Rate Liquidity Market Political
Commodity-Linked Derivatives: Securities, whose value derives from the price of a commodity, including commodity futures and commodity options.	3	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	5	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	5	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1–5	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–5	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDS) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–5	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–5	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1–4	Liquidity Management Market

JULY 1, 2008   47

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets .	1–5	Foreign Investment
Exchange Traded Fund s (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (SPDRs) and NASDAQ 100’s.
	1–5	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1–5	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADR) , Global Depositary Receipts (GDR) , European Depositary Receipts (EDR) and American Depositary Securities.
	1–5	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality .
	1, 3–5	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes f ixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1–5	Credit Currency Interest Rate Political
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	1–5	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–5	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–5	Investment Company Market

48   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Loan Assignments and Participations : A ssignments of , or participations in, all or a portion of loans to corporations or to governments , including governments of less developed countries.	1, 3–5	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): D ebt instruments secured by real property.	1–5	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS s ) and other asset-backed structures.
	1–5	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–5	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–5	Credit Interest Rate Market Natural Event Political Prepayment Tax

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law ; provided, however, the Strategic Income Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law .

JULY 1, 2008   49

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–5	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–5	Credit Foreign Investment Political
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–5	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1–5	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1–5	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–5	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–5	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1–5	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1-5	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1–5	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
	1–5	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law ; provided, however, the Strategic Income Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law .

50   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 2, 4, 5	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–5	Foreign Investment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only ( PO ) securities issued outside a Real Estate Mortgage Investment Conduit ( REMIC ) or CMO structure.
	1–5	Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–5	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–5	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	2–5	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–5	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1–5	Market

JULY 1, 2008   51

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–5	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–5	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: May i nclude direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon s Under Book Entry Safekeeping (CUBES).
	1–5	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–5	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–5	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–5	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

52   JPMORGAN INCOME FUNDS

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2008   53

Risk and Reward Elements for the Funds

This table discusses the main elements that make up each Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds , other fixed-income securities , and other investments as permitted and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

54   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds are a primary investment for Strategic Income Fund and may be a significant investment for Bond Fund, Short Term Bond Fund, and Real Return Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Funds may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

JULY 1, 2008   55

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  A Fund uses derivatives for hedging and for risk management and to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that it expect s will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

56   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
•  To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law[1]

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Strategic Income Fund will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

JULY 1, 2008   57

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling
•  Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets
•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds ( ETFs ) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

58   JPMORGAN INCOME FUNDS

JPMIM—Related Performance of
Separately Managed Accounts

In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks as the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. Please note that this composite does not represent the performance of the Real Return Fund. Although the accounts in the composite are managed in a substantially similar style to the Real Return Fund, their investment objectives, policies, strategies and risks are not identical. The accounts in the composite limit their investments to domestic inflation protected securities. Although the Real Return Fund primarily invests in domestic inflation protected securities, it may also invest up to thirty percent of the Fund’s total assets in foreign securities, and may also invest in derivatives and other investments in seeking to provide inflation protected return. You should not consider this performance data as an indication of future performance of the Real Return Fund or JPMIM. The accounts that are included in the composite are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composite presented below are unaudited. The investment results for the composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund’s total annual Fund operating expenses taking into account any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

CALENDAR YEAR	US TIPS COMPOSITE[1]	LEHMAN BROTHERS US TIPS INDEX[2]
2003	7.75%	8.39%
2004	7.87%	8.45%
2005	1.98%	2.85%
2006	0.07%	0.41%
2007	9.77%	11.63%

ANNUALIZED PERIOD
1 Yr. Ended 2/28/0 8	12.87%	14.88%
5 Yr. Ended 2/28/0 8	5. 66%	6.41%
Inception (through 2/28/0 8 )	7.08%	7.79%

1	The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is August 2002. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the estimated total annual fund operating expenses for Institutional Class Shares taking into account any contractual fee waivers or expense reimbursements.

2	The Lehman Brothers US TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

JULY 1, 2008   59

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Institutional Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.31	$0.50		$(0.56)	$(0.06)	$(0.48)	$—	$—	$(0.48)
September 1, 2006 through February 28, 2007 (e)	9.19	0.22		0.14	0.36	(0.24)	—	—	(0.24)
Year Ended August 31, 2006	9.75	0.46		(0.31)	0.15	(0.44)	(0.27)	—	(0.71)
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—	(0.72)
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—	(0.65)
Year Ended August 31, 2003	10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	—	(0.50)
Enhanced Income Fund
Year Ended February 29, 2008	9.75	0.53		(0.76)	(0.23)	(0.51)	—	(0.02)	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.76	0.27		(0.01)	0.26	(0.27)	—	—	(0.27)
Year Ended August 31, 2006	9.82	0.50		(0.06)	0.44	(0.50)	—	—	(0.50)
Year Ended August 31, 2005	9.84	0.28		(0.02)	0.26	(0.28)	—	—	(0.28)
Year Ended August 31, 2004	9.86	0.14		(0.02)	0.12	(0.14)	—	—	(0.14)
Year Ended August 31, 2003	9.98	0.23		(0.12)	0.11	(0.23)	—	—	(0.23)
Real Return Fund
Year Ended February 29, 2008	9.55	0.54		0.63	1.17	(0.55)	—	—	(0.55)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.03	0.09	(0.07)	—	—	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.49		(0.49)	—	(0.47)	—	—	(0.47)
Short Term Bond Fund
Year Ended February 29, 2008	9.53	0.52		(0.37)	0.15	(0.49)	—	—	(0.49)
September 1, 2006 through February 28, 2007 (e)	9.51	0.24		0.03	0.27	(0.25)	—	—	(0.25)
Year Ended August 31, 2006	9.64	0.48		(0.15)	0.33	(0.46)	—	—	(0.46)
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)	—	—	(0.38)
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)	—	—	(0.24)
Year Ended August 31, 2003	10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	—	(0.43)
Strategic Income Fund
Year Ended February 29, 2008	9.25	0.55	(g)	(0.55)	— (h)	(0.53)	—	—	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.12	0.24	(g)	0.15	0.39	(0.26)	—	—	(0.26)
Year Ended August 31, 2006	9.33	0.48	(g)	(0.14)	0.34	(0.55)	—	—	(0.55)
Year Ended August 31, 2005	9.08	(0.12)		0.80	0.68	(0.43)	—	—	(0.43)
Year Ended August 31, 2004	8.92	0.51	(g)	0.17	0.68	(0.52)	—	—	(0.52)
Year Ended August 31, 2003	8.65	0.48	(g)	0.27	0.75	(0.48)	—	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

60   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$8.77	(0.68)%	$349,342	0.49%		5.47%	0.56%	821%
—	9.31	3.99	398,771	0.49		5.15	0.55	357
—	9.19	1.70	265,279	0.49		4.91	0.58	711
—	9.75	5.33	259,697	0.49		3.85	0.59	559
—	9.96	6.96	318,100	0.49		3.51	0.62	571
—	9.94	3.99	478,000	0.49		4.10	0.60	679

—	8.99	(2.53)	103,178	0.20		5.37	0.56	269
—	9.75	2.66	183,102	0.20		5.53	0.55	44
—	9.76	4.61	131,238	0.20		5.04	0.57	264
—	9.82	2.69	163,344	0.20		2.66	0.56	128
—	9.84	1.28	293,752	0.20		1.47	0.56	156
—	9.86	1.14	354,000	0.20		2.33	0.56	328

—	10.17	12.79	6,950	0.50		5.60	1.18	494
—	9.55	0.96	6,109	0.50		1.22	0.94	154
—	9.53	0.12	944	0.50		7.35	0.98	223

—	9.19	1.62	228,761	0.30		5.20	0.50	506
—	9.53	2.84	454,688	0.30		5.19	0.49	143
—	9.51	3.47	380,233	0.30		4.87	0.51	540
—	9.64	1.75	471,460	0.30		3.60	0.53	194
—	9.85	2.38	641,869	0.30		2.49	0.55	261
—	9.86	2.44	806,000	0.30		2.85	0.55	386

—	8.72	0.08	2,164	0.65		6.15	2.23	704
—	9.25	4.30	3,684	0.65		5.28	3.34	223
—(h)	9.12	3.81	3,851	0.65		5.20	3.20	299
—	9.33	7.63	2,042	0.65		4.45	1.36	461
—	9.08	7.85	40,000	0.66	(i)	5.63	1.22	152
—	8.92	8.86	108,000	0.65		5.42	0.97	248

JULY 1, 2008   61

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

62   JPMORGAN INCOME FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds is 811-21295.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-INCI-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Income

Funds

Select Class Shares

JPMorgan Ultra Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Bond Fund
JPMorgan Strategic Income Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan Real Return Fund
JPMorgan High Yield Bond Fund
JPMorgan Emerging Markets Debt Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Ultra Short Duration Bond Fund	1
JPMorgan Treasury & Agency Fund	7
JPMorgan Short Duration Bond Fund	12
JPMorgan Short Term Bond Fund	18
JPMorgan Short Term Bond Fund II	25
JPMorgan Intermediate Bond Fund	31
JPMorgan Core Bond Fund	37
JPMorgan Core Plus Bond Fund	43
JPMorgan Bond Fund	51
JPMorgan Strategic Income Fund	58
JPMorgan Mortgage-Backed Securities Fund	65
JPMorgan Government Bond Fund	71
JPMorgan Real Return Fund	77
JPMorgan High Yield Bond Fund	84
JPMorgan Emerging Markets Debt Fund	91
The Funds’ Management and Administration	97
How to Do Business with the Funds	102
Purchasing Fund Shares	102
Networking and Sub-Transfer Agency Fees	105
Exchanging Fund Shares	106
Redeeming Fund Shares	106
Shareholder Information	109
Distributions and Taxes	109
Shareholder Statements and Reports	110
Availability of Proxy Voting Record	110
Portfolio Holdings Disclosure	110
Investment Practices	111
Risk and Reward Elements for the Funds	119
JPMIM—Related Performance of Separately Managed Accounts	124
Financial Highlights	126
Legal Proceedings and Additional Fee and Expense Information	1 34
How to Reach Us	B ack cover

JPMorgan Ultra Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in all types of investment grade debt securities or unrated debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser) determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgaged obligations, and money market instruments. Under normal circumstances, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “A ssets ” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2008   1

JPMorgan Ultra Short Duration Bond Fund (continued)

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also

2   JPMORGAN INCOME FUNDS

expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risks.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   3

JPMorgan Ultra Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Short 9–12 Month U.S. Treasury Index, a broad-based securities market index, and the Lipper Ultra Short Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	2.30%	Worst Quarter	3rd quarter, 200 7	–0. 67%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –1.84%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	1.05	2.57	4.08
Return After Taxes on Distributions	(0.71)	1.22	2.32
Return After Taxes on Distributions and Sale of Fund Shares	0.69	1.41	2.41

LEHMAN BROTHERS SHORT 9–12 MONTH U.S. TREASURY INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.87	3.01	4.18

LIPPER ULTRA SHORT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	2.48	2.57	3.76

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero-coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Ultra Short Duration Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fee and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.0 1
Total Annual Operating Expenses[3,4]	0.6 7
Fee Waivers and Expense Reimbursements[4]	(0.21)
Net Expenses[4]	0.4 6

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.66% and Net Expenses would have been 0.45% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
47	193	352	815

6   JPMORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Fund’s main investment strategies?

The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its A ssets in Treasury and Agency Obligations. For purposes of this policy, “A ssets ” mean net assets plus the amount of borrowings for investment purposes. A Treasury and Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities and mortgage-backed related securities.

The Fund also invests in other government-only investment companies, including JPMorgan money market funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs .

Normally the Fund’s average weighted maturity will range between two and five years. See page 111 for a discussion of average weighted maturity.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. The Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase

JULY 1, 2008   7

JPMorgan Treasury & Agency Fund (continued)

or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

8   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–5 Year Treasury Index and Lehman Brothers 1–3 Year Treasury Index , broad-based securities market index es , and the Lipper Short U.S. Government Funds Index and the Lipper Short U.S. Treasury Funds Average, indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.78%	Worst Quarter	2nd quarter, 2004	–1.46%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.65%.

JULY 1, 2008   9

JPMorgan Treasury & Agency Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	6.68	3.18	5.05
Return After Taxes on Distributions	4.93	1.55	3.10
Return After Taxes on Distributions and Sale of Fund Shares	4.30	1.77	3.13

LEHMAN BROTHERS 1–5 YEAR TREASURY INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	8.16	3.30	5.09

LEHMAN BROTHERS 1–3 YEAR TREASURY INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.31	3.11	4.75

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX3,ˆ (Reflects No Deduction for Taxes)	5.56	2.72	4.28

LIPPER SHORT U.S. TREASURY FUNDS AVERAGE 3, ˆ
(Reflects No Deduction for Taxes)	6.78	2.75	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers 1-3 Year Treasury Index includes securities in the Lehman Brothers Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 3 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The performance of the Lipper Short U.S. Government Funds Index and the Lipper Short U.S. Treasury Funds Average include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lipper index for the Fund has changed from the Lipper Short U.S. Government Funds Index to the Lipper Short U.S. Treasury Funds Average in order to better represent the investment policies for comparison purposes.

ˆ	Investors cannot invest directly in an index.

10   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0. 19
Acquired Fund Fees and Expenses[2]	0.03
Total Annual Operating Expenses [3,4]	0.7 7
Fee Waivers and Expense Reimbursements [4]	(0. 29 )
Net Expenses [4]	0.4 8

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.74% and Net Expenses would have been 0.45% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
49	217	399	927

JULY 1, 2008   11

JPMorgan Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, with short to intermediate remaining maturities. These include U.S. government obligations, such as Ginnie Mae, Fannie Mae or Freddie Mac securities and mortgage-backed securities, asset-backed securities, corporate debt obligations, and other structured investments including collateralized mortgage obligations.

Under normal circumstances, the Fund invests at least 80% of its A ssets in bonds. For purposes of this policy, “A ssets ” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s net assets may be invested in preferred stock.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. See page 111 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

12   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

JULY 1, 2008   13

JPMorgan Short Duration Bond Fund (continued)

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

14   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–3 Year Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.24%	Worst Quarter	2nd quarter, 2004	–0.90%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 1.88%.

JULY 1, 2008   15

JPMorgan Short Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	6.07	3.15	4.73
Return After Taxes on Distributions	4.49	1.91	3.00
Return After Taxes on Distributions and Sale of Fund Shares	3.92	1.96	2.97

LEHMAN BROTHERS 1–3 YEAR GOVERNMENT/CREDIT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.83	3.38	4.99

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.56	2.72	4.28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

16   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.1 4
Acquired Fund Fees and Expenses	0.01
Total Annual Operating Expenses [3,4]	0.6 5
Fee Waivers and Expense Reimbursements [4]	(0. 09 )
Net Expenses [4]	0.5 6

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.64% and Net Expenses would have been 0.55% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
57	199	353	802

JULY 1, 2008   17

JPMorgan Short Term Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return, consistent with low volatility of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the Merrill Lynch 1-3 Year Treasury Index duration was 1.58, although the duration will likely vary in the future. The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are instruments that have a value based on another in strument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of total a ssets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 75% “A” or better. Up to 10% of total a ssets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

18   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be

JULY 1, 2008   19

JPMorgan Short Term Bond Fund (continued)

affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected

20   JPMORGAN INCOME FUNDS

decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   21

JPMorgan Short Term Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1–3 Year Treasury Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	3.35%	Worst Quarter	2nd quarter, 2004	–1.14%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder ( that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares ) .

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –1.67%.

22   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	1.76	2.17	3.99
Return After Taxes on Distributions	(0.06)	0.84	2.23
Return After Taxes on Distributions and Sale of Fund Shares	1.14	1.08	2.34

MERRILL LYNCH 1–3 YEAR TREASURY INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.31	3.11	4.75

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	4.80	3.03	4.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder ( that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares ) .

1	The Merrill Lynch 1–3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   23

JPMorgan Short Term Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.1 5
Acquired Fund Fees and Expenses[2]	0.0 2
Total Annual Operating Expenses[3,4]	0.6 7
Fee Waivers and Expense Reimbursements[4]	(0.0 5 )
Net Expenses[4]	0.6 2

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.6 5 % and Net Expenses would have been 0.60% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
63	209	368	830

24   JPMORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund II

What is the goal of the Fund?

The Fund seeks a high level of income, consistent with preservation of capital.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and /or to increase the Fund’s income or gain.

Substantially all of the Fund’s investments will be rated investment grade, by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund’s credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (but not the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JULY 1, 2008   25

JPMorgan Short Term Bond Fund II (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although substantially all of the Fund’s investments will be rated investment grade, the Fund may invest in securities that are in the lowest investment grade category and may, from time to time, hold non-investment grade securities, also known as high yield securities or junk bonds. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and

26   JPMORGAN INCOME FUNDS

interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   27

JPMorgan Short Term Bond Fund II (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers 1–3 Year U.S. Government Bond Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.07%	Worst Quarter	2nd quarter, 2004	–1.20%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.41%.

28   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.04	2.32	4.03
Return After Taxes on Distributions	1.31	1.01	2.36
Return After Taxes on Distributions and Sale of Fund Shares	1.96	1.22	2.42

LEHMAN BROTHERS 1–3 YEAR U.S. GOVERNMENT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.10	3.19	4.83

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	4.80	3.03	4.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–3 Year U.S. Government Bond Index is an unmanaged index composed of all bonds covered by the Government Bond Index with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   29

JPMorgan Short Term Bond Fund II (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.2 5
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.7 6
Fee Waivers and Expense Reimbursements[4]	(0.2 5 )
Net Expenses[4]	0.51

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.7 5 % and Net Expenses would have been 0.50% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the Fund’s actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
52	218	398	919

30   JPMORGAN INCOME FUNDS

JPMorgan Intermediate Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed, asset-backed securities and collateralized mortgage obligations.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowing by the Fund for investment purposes. U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s total assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes. See page 111 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   31

JPMorgan Intermediate Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

32   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   33

JPMorgan Intermediate Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Intermediate Government/Credit Index, a broad-based securities market index, and the Lipper Short-Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	4.58%	Worst Quarter	2nd quarter, 2004	–1.88%

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.37%.

34   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	6.64	4.05	5.63
Return After Taxes on Distributions	4.87	2.28	3.49
Return After Taxes on Distributions and Sale of Fund Shares	4.28	2.41	3.49

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.39	4.06	5.76

LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	6.72	3. 20	4. 80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor .

1	The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index comprised of intermediate maturity U.S. t reasury and agency securities and investment grade corporate securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   35

JPMorgan Intermediate Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.1 7
Total Annual Operating Expenses	0.72
Fee Waivers and Expense Reimbursements [2]	(0.1 4 )
Net Expenses [2]	0.5 8

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.58% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
59	216	387	881

36   JPMORGAN INCOME FUNDS

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 111 for a discussion on average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2008   37

JPMorgan Core Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

38   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   39

JPMorgan Core Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.13%	Worst Quarter	2nd quarter, 2004	–2.22%

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Bond Fund and its predecessor .

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.31%.

40   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	6.97	4.31	5.97
Return After Taxes on Distributions	5.27	2.57	3.78
Return After Taxes on Distributions and Sale of Fund Shares	4.49	2.65	3.75

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	7.35	3.57	5.28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Bond Fund and its predecessor .

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   41

JPMorgan Core Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.1 8
Acquired Fund Fees and Expenses[2]	0.0 2
Total Annual Operating Expenses[3,4]	0.7 5
Fee Waivers and Expense Reimbursements[4]	(0. 13 )
Net Expenses[4]	0.6 2

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0. 73 % and Net Expenses would have been 0.60% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
63	227	404	918

42   JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations, and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds).

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt” ( i.e. , securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include mortgage-backed securities, investments in collateralized mortgage obligations, asset-backed securities and principal-only and interest -only stripped mortgage-backed securities.

The Fund may invest in equity securities including common stock, convertible securities, and preferred stock.

The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. In addition to the mortgage dollar rolls, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities subject to the limitations on such securities set forth above). Foreign securities are issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives, including forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income or gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund’s average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its average weighted maturity to as little as two years if deemed appropriate for temporary defensive

JULY 1, 2008   43

JPMorgan Core Plus Bond Fund (continued)

purposes. See page 111 for a discussion of average weighted maturity.

The Fund may engage in securities lending.

The Fund may invest in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, excluding distressed debt, the remaining credit of the portfolio will be managed across the ratings continuum, not in separate investment grade and high yield sleeves. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or

44   JPMORGAN INCOME FUNDS

decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund invests in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae , Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government- related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Sovereign Debt Securities Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other

JULY 1, 2008   45

JPMorgan Core Plus Bond Fund (continued)

callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash

46   JPMORGAN INCOME FUNDS

collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Loan Risk.  The Fund may invest in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   47

JPMorgan Core Plus Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	3.78%	Worst Quarter	2nd quarter, 2004	–2.06%

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.76%.

48   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	5.96	4.64	5.54
Return After Taxes on Distributions	4.12	2.84	3.35
Return After Taxes on Distributions and Sale of Fund Shares	3.84	2.90	3.38

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.43	4.37	5.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   49

JPMorgan Core Plus Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.1 7
Total Annual Operating Expenses	0.72
Fee Waivers and Expense Reimbursements [2]	(0.0 5 )
Net Expenses [2]	0.6 7

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.67% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
68	225	396	890

50   JPMORGAN INCOME FUNDS

JPMorgan Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers U.S. Aggregate Index. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the Lehman Brothers U.S. Aggregate Index duration was 4.63, although the duration will likely vary in the future.

Derivatives, which are instruments that have a value based on another in strument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of total a ssets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of total a ssets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   51

JPMorgan Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign

52   JPMORGAN INCOME FUNDS

currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the

JULY 1, 2008   53

JPMorgan Bond Fund (continued)

rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase d portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

54   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.42%	Worst Quarter	2nd quarter, 2004	–2.80%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –4.49%.

JULY 1, 2008   55

JPMorgan Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	1.37	3.52	5.03
Return After Taxes on Distributions	(0.50)	1.46	2.79
Return After Taxes on Distributions and Sale of Fund Shares	0.89	1.85	2.96

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.43	4.37	5.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

56   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.1 6
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses3,4	0.7 2
Fee Waivers and Expense Reimbursements[4]	(0.0 2 )
Net Expenses[4]	0.70

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.69% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.7 1 % and Net Expenses would have been 0.69% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

JULY 1, 2008   57

JPMorgan Strategic Income Fund

What is the goal of the Fund?

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

What are the Fund’s main investment strategies?

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser, JPMIM, believes will produce income or generate return. “Strategic” in the Fund’s name means that the Fund, in addition to seeking current income as an element of total return, will also seek capital appreciation.

Derivatives, which are instruments that have a value based on another in strument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal conditions, at least 25% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality; provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund’s total assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

•	Rates/duration management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Corporate credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

•	Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•	Foreign securities and emerging market debt securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

•	Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

•	Cash/Short Duration — includes cash, money market instruments, and other short-term securities of high quality.

The adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

58   JPMORGAN INCOME FUNDS

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM allocates the Fund’s assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy

JULY 1, 2008   59

JPMorgan Strategic Income Fund (continued)

or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would

60   JPMORGAN INCOME FUNDS

provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO and PO Risk.  Collateralized mortgage obligations (CMO) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   61

JPMorgan Strategic Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years . It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current objective and strategies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2006	3.97%	Worst Quarter	3rd quarter, 2001	–1.72%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares).

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.94%.

62   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	0.58	5.17	4.59
Return After Taxes on Distributions	(1.37)	3.26	2.21
Return After Taxes on Distributions and Sale of Fund Shares	0.38	3.31	2.43

LEHMAN BROTHERS U.S. AGGREGATE INDEX 1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4,42	5.97

LIPPER MULTI-SECTOR INCOME FUNDS INDEX 2,ˆ
(Reflects No Deduction for Taxes)	4.32	7.85	5.04

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares).

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   63

JPMorgan Strategic Income Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.45
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	1 .6 9
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	2 .4 0
Fee Waivers and Expense Reimbursements[4]	(1.49)
Net Expenses[4]	0.91

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 2 . 39 % and Net Expenses would have been 0.90% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•  $10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
93	606	1,145	2,622

64   JPMORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMIA determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac or non-governmental securities, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages.

Under normal circumstances, the Fund invests at least 80% of its A ssets in mortgage-backed securities. For purposes of this policy, “A ssets ” mean net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax exempt municipal securities and corporate debt securities.

The Fund may invest in debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. See page 111 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. The adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JULY 1, 2008   65

JPMorgan Mortgage-Backed Securities Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

66   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   67

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. MBS Index, a broad-based securities market index, and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.84%	Worst Quarter	2nd quarter, 2004	–1.28%

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund include the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.07%.

68   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	6.44	4.30	6.11
Return After Taxes on Distributions	4.63	2,53	4.52
Return After Taxes on Distributions and Sale of Fund Shares	4.15	2.62	4.32

LEHMAN BROTHERS U.S. MBS INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.90	4.49	5.91

LIPPER U.S. MORTGAGE FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.24	3.64	5.03

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund include the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers U.S. MBS Index covers the mortgage-backed passthrough securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid ARM passthrough securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   69

JPMorgan Mortgage-Backed Securities Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.35
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.0 1
Total Annual Operating Expenses[3,4]	0.7 4
Fee Waivers and Expense Reimbursements[4]	(0.33)
Net Expenses[4]	0.4 1

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.73% and Net Expenses would have been 0.40% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
42	203	379	887

70   JPMORGAN INCOME FUNDS

JPMorgan Government Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund’s main investment strategies?

The Fund generally limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities , including those issued by Ginnie Mae, Fannie Mae or Freddie Mac.

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations.

Under normal circumstances, the Fund will invest at least 80% of its A ssets in bonds issued by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “A ssets ” mean net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions. See page 111 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2008   71

JPMorgan Government Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

72   JPMORGAN INCOME FUNDS

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   73

JPMorgan Government Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	5.52%	Worst Quarter	2nd quarter, 2004	–2.58%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 3.44%.

74   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	7.52	4.29	5.78
Return After Taxes on Distributions	5.66	2.55	3.69
Return After Taxes on Distributions and Sale of Fund Shares	4.84	2.63	3.65

LEHMAN BROTHERS GOVERNMENT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	8.66	4.10	5. 92

LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	6.44	3.47	5.03

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   75

JPMorgan Government Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.18
Total Annual Operating Expenses	0.7 3
Fee Waivers and Expense Reimbursements [2]	(0.18)
Net Expenses [2]	0.5 5

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	215	388	890

76   JPMORGAN INCOME FUNDS

JPMorgan Real Return Fund

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are instruments that have a value based on another instrument , exchange rate or index. The Fund may also use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain to the Fund.

There is no restriction on the maturity of the Fund’s portfolio or on any individual securities in the portfolio. The adviser will manage the Fund’s duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

Up to 30% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   77

JPMorgan Real Return Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Inflation-Linked Security Risk.  Inflation-linked debt securities are subject to the effect of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest Rate Risk.  In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also

78   JPMORGAN INCOME FUNDS

expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks.  Because the Fund may invest in securities of foreign issuers, an invest ment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Swap Agreement Risk.  In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be

JULY 1, 2008   79

JPMorgan Real Return Fund (continued)

able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 111–123 .

80   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the fund. It compares that performance to the Lehman Brothers U.S. TIPS Index, a broad-based securities market index, and the Lipper Treasury Inflation-Protected Securities Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 200 7	3 .9 2%	Worst Quarter	1st quarter, 2006	–2.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 4.17%.

JULY 1, 2008   81

JPMorgan Real Return Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	9.04	3.26
Return After Taxes on Distributions	7.12	1.63
Return After Taxes on Distributions and Sale of Fund Shares	5.82	1.81

LEHMAN BROTHERS U.S. TIPS INDEX2 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	11.63	5.00

LIPPER TREASURY INFLATION-PROTECTED SECURITIES FUNDS INDEX3 , ˆ
(Reflects No Deduction for Taxes)	10.52	4.21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 9/1/05. Performance for the benchmark is from 8/31/05.

2	The Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

82   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.35
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0. 71
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1. 32
Fee Waivers and Expense Reimbursements[4]	(0. 66 )
Net Expenses[4]	0.66

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1. 31 % and Net Expenses would have been 0.65% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
67	353	660	1,532

JULY 1, 2008   83

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Under normal circumstances, the Fund invests at least 80% of its A ssets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 111 for a discussion of average weighted maturity.

The Fund may invest up to 20% of its net assets in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so called “ distressed debt” ( i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

84   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Smaller Company Risk.  As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long

JULY 1, 2008   85

JPMorgan High Yield Bond Fund (continued)

maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Loan Risk.  The Fund may invest a portion of its assets in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These

86   JPMORGAN INCOME FUNDS

investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   87

JPMorgan High Yield Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and life of the Fund. It compares that performance to the Lehman Brothers U.S. Corporate High Yield- 2% Issuer Capped Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	9.59%	Worst Quarter	3rd quarter, 2001	–4.24%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –3.30%.

88   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Life of FUND[1]
SELECT CLASS
Return Before Taxes	2.18	10.76	6.32
Return After Taxes on Distributions	(0.76)	7.73	3.00
Return After Taxes on Distributions and Sale of Fund Shares	1.56	7.50	3.29

LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD- 2% ISSUER CAPPED INDEX2 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	2.26	10.74	6.96

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3 , ˆ
(Reflects No Deduction for Taxes)	2.13	10.07	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 11/13/98. Performance for the benchmark is from 11/30/98.

2	The Lehman Brothers U.S. Corporate High Yield- 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Redemption Fee on shares held less than 60 days as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2008   89

JPMorgan High Yield Bond Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	1.0 7
Fee Waivers and Expense Reimbursements [4]	(0.16)
Net Expenses [4]	0.9 1

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2.	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.06% and Net Expenses would have been 0.90% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
93	324	575	1,291

90   JPMORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the JPMorgan Emerging Markets Bond Index Global duration was 6.87, although the duration will likely vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another in strument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment goal.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2008   91

JPMorgan Emerging Markets Debt Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities and Emerging Market Risks.  Because the Fund primarily invests in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Sovereign Debt Securities Risk.  The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any

92   JPMORGAN INCOME FUNDS

increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

High Yield Securities Risk.  The Fund may invest without limit in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 111–123 .

JULY 1, 2008   93

JPMorgan Emerging Markets Debt Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and ten years . It compares that performance to the JPMorgan Emerging Markets Bond Index Global, a broad-based securities market index and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2002	14.22%	Worst Quarter	3rd quarter, 1998	–21.73%

*	Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.93%.

94   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.55	14.84	11.02
Return After Taxes on Distributions	2.02	10.97	6.82
Return After Taxes on Distributions and Sale of Fund Shares	3.10	10.89	6.93

JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL 1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.28	12.67	10.17

LIPPER EMERGING MARKETS DEBT FUNDS INDEX 2,ˆ
(Reflects No Deduction for Taxes)	5.88	15.04	10.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-d e n o minated local market instruments) in emerging markets. The index is a administered by JPMorgan Securities, Inc., an affiliate of the Adviser. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Redemption Fee on shares held less than 60 days as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2008   95

JPMorgan Emerging Markets Debt Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.70
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expense[1]	0. 28
Total Annual Operating Expenses [2]	1. 23

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
125	390	676	1,489

96   JPMORGAN INCOME FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Short Term Bond Fund

Bond Fund

Strategic Income Fund

Real Return Fund

Emerging Markets Debt Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Ultra Short Duration Bond Fund

Treasury & Agency Fund

Short Duration Bond Fund

Intermediate Bond Fund

Core Bond Fund

Core Plus Bond Fund

Mortgage-Backed Securities Fund

Government Bond Fund

High Yield Bond Fund

The Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (JPMMFG), a Massachusetts business trust.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I and JPMMFG Funds and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/29/08 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Ultra Short Duration Bond Fund	0.15%
Treasury & Agency Fund	0.2 6
Short Duration Bond Fund	0. 18
Short Term Bond Fund	0.2 1
Short Term Bond Fund II	0. 18
Intermediate Bond Fund	0. 28
Core Bond Fund	0. 29
Core Plus Bond Fund	0.30
Bond Fund	0.27
Strategic Income Fund	0.00
Mortgage-Backed Securities Fund	0. 14
Government Bond Fund	0.30
Real Return Fund	0.0 2
High Yield Bond Fund	0.65
Emerging Markets Debt Fund	0. 70

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report dated 8/31/07 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JULY 1, 2008   97

The Funds’ Management and Administration (continued)

Ultra Short Duration Bond Fund and Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Ultra Short Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIA in 1994 as a senior fixed income research analyst. Gregg F. Hrivnak and Richard D. Figuly, Vice President, also participate in the management of the Ultra Short Duration Bond Fund. Information on Mr. Hrivnak is described under Short Duration Bond Fund. Mr. Hrivnak and Mr. Figuly began participating in the management of the Ultra Short Duration Bond Fund in June 2005. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Scott E. Grimshaw began participating in the management of Government Bond Fund in June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund.

Short Duration Bond Fund

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund since May 2006. An employee of JPMIA since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005 and was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities . He is currently a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of this Fund since May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Intermediate Bond Fund, Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIA and/or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Intermediate Bond Fund and the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund since its inception. Scott E. Grimshaw has also participated in the management of the Intermediate Bond Fund since June 2005. Information on Mr. Grimshaw is described under the Treasury & Agency Fund. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is lead by Gary J. Madich, Managing Director and CFA charterholder, who is responsible for the overall allocation of the Fund. In addition to Mr. Madich, the three members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund are Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIA since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serv es as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIA or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. H e is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIA or affiliated firms since March 2003. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006.

98   JPMORGAN INCOME FUNDS

An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Figuly previously served as a fixed income trader trading taxable fixed income securities while specializing in structured products.

Treasury & Agency Fund

Mr. Scott E. Grimshaw, Vice President and CFA charterholder, is the portfolio manager of the Treasury & Agency Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Vice President and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIA since 2001, Mr. Simons is a fixed income portfolio manager for the Columbus Taxable Bond Team responsible for managing taxable bond portfolios for institutional clients.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan, Managing Director, and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. An employee of JPMIA or its affiliates since 1988, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson, Managing Director, has assisted in the management of the Fund since June 2007. Mr. Gibson is a principal high yield trader in the U.S. Fixed Income Group and has been an employee of JPMIA and/or affiliated firms since 1998.

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, and William Eigen, Managing Director and CFA charterholder, are the lead portfolio managers who are responsible for the day-to-day management of the Fund. Mr. Neumann has been the portfolio manager for the Bond Fund since 2000. An employee of JPMIM since 1997, Mr. Neumann is the head of the New York portfolio manager group and lead portfolio manager for core investment grade strategies, working with the macro team and sector teams to deliver account-specific portfolio strategies. Mr. Eigen has been the head of Core Plus and Absolute Return Fixed Income strategies at JPMIM since April 2008. In addition to his role as portfolio manager for the Bond Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Emerging Markets Debt Fund

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers for the Emerging Markets Debt Fund. Mr. Grills and Mr. Heiland have been responsible for the management of the Fund since 2000. An employee of JPMIM since 1993, Mr. Grills has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland is also a senior trader.

Short Term Bond Fund and
Short Term Bond Fund II

John T. Donohue, Managing Director, Jarred A. Sherman, Vice President and CFA charterholder, and David Martucci, Vice President, have been the portfolio managers for the Short Term Bond Fund since 1997, 2000, and 2000, respectively, and for the Short Term Bond Fund II since 1999, 2000 and 2000, respectively. An employee of JPMIM since 1997, Mr. Donohue is the global head of the Short Duration Investment Strategy Team. Mr. Sherman is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 1999. Mr. Martucci is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 2000.

Real Return Fund

The portfolio management team consists of Timothy N. Neumann, Managing Director and CFA charterholder, and Donald A. Clemmenson, Managing Director. Mr. Neumann and Mr. Clemmenson have been portfolio managers of the Fund since March 2008. Mr. Neumann has been a portfolio manager since 2000. Biographical information on Mr. Neumann is described under the Bond Fund. Mr. Clemmenson is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1984, he currently trades governments, futures and agencies and is responsible for the duration decision on short-term

JULY 1, 2008   99

The Funds’ Management and Administration (continued)

accounts. He previously headed the trading desk and traded mortgages, corporates, preferred stock, non-dollar, foreign exchange, high yield, emerging markets and money markets.

Strategic Income Fund

Michael J. Pecoraro, Managing Director, and Timothy N. Neumann have served as the senior portfolio managers of the Strategic Income Fund since June 2006. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the head of the Liquid Market Sectors. In this role, Mr. Pecoraro oversees JPMIM’s New York liquid market sector teams, which includes public mortgages, rates, volatility and curve positing. Previously, Mr. Pecoraro was responsible for investments in callable mortgage-backed securities through all fixed income portfolios, including relative-value analysis and alpha generation. Mr. Neumann has been part of the portfolio management team for the Fund since December 2004. Information on Mr. Neumann is described under the Bond Fund.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and securities selection for the various allocations for the Fund are as follows:

Robert L. Cook, Managing Director and CFA charterholder, and Thomas G. Hauser, Vice President and CFA charterholder, are the portfolio managers responsible for the corporate credit securities investment strategy and have been involved in the management of the Fund since June 2006. Mr. Cook is a leader of one of JPMIM’s fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeffery J. Grills and Gunter J. Heiland are the portfolio mangers responsible for the foreign securities and emerging market debt securities strategies for the Fund since 2000 and June 2006, respectively. Information about Mr. Grills and Mr. Heiland are described under the Emerging Markets Debt Fund.

John T. Donohue and Michael Pecoraro are the lead portfolio managers responsible for the rates/duration management and relative value strategies for the Fund since 2006. Information for Mr. Donohue is described under Short Term Bond Fund and Short Term Bond Fund II. Information on Mr. Pecoraro is set forth above.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial

100   JPMORGAN INCOME FUNDS

planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provideshareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   101

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group

102   JPMORGAN INCOME FUNDS

of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized

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How to Do Business with the Funds (continued)

cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

104   JPMORGAN INCOME FUNDS

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER
AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of,

JULY 1, 2008   105

How to Do Business with the Funds (continued)

Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET. (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

106   JPMORGAN INCOME FUNDS

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Do I pay a redemption fee?

If you sell or exchange your shares of the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fee is paid to the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund and is designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging

JULY 1, 2008   107

How to Do Business with the Funds (continued)

redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and may be dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

108   JPMORGAN INCOME FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gain generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

A Fund’s investments in certain foreign securities (other than equity securities) or foreign currencies may give rise to a difference between a Fund’s book income, as determined for financial accounting purposes, and a Fund’s taxable income. Such differences may affect the timing, amount or character of a Fund’s distributions, and in particular may increase or accelerate a Fund’s recognition of ordinary income. In addition, a Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

JULY 1, 2008   109

Shareholder Information (continued)

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

110   JPMORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Bond Fund	1
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	3
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Government Bond Fund	5
JPMorgan High Yield Bond Fund	6
JPMorgan Intermediate Bond Fund	7
JPMorgan Mortgage-Backed Securities Fund	8
JPMorgan Real Return Fund	9
JPMorgan Short Duration Bond Fund	10
JPMorgan Short Term Bond Fund	11
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	13
JPMorgan Treasury & Agency Fund	14
JPMorgan Ultra Short Duration Bond Fund	15

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–3, 5–15	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1–4, 6–13, 15	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.	1, 9, 11–13, 15	Credit Interest Rate Liquidity Market

JULY 1, 2008   111

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–15	Credit Interest Rate Market
Brady Bonds: S ecurities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 3, 4, 9, 11–13, 15	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–13, 15	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political
Commodity-Linked Derivatives: Securities, whose value derives from the price of a commodity, including commodity futures and commodity options.	9	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	3, 6, 13	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 6, 13	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1–3, 6– 9 , 11, 13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation

112   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDS) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–4, 6–13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–3, 5–15	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1–4, 6–12, 15	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets .	1–4, 6–13, 15	Foreign Investment
Exchange Traded Fund s (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (SPDRs) and NASDAQ 100’s.
	1–4, 6–13, 15	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1, 3, 4, 9, 11–13	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADR) , Global Depositary Receipts (GDR) , European Depositary Receipts (EDR) and American Depositary Securities.
	1–4, 6–13, 15	Foreign Investment Liquidity Market Political Prepayment

JULY 1, 2008   113

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality .
	1, 3, 4, 6, 9, 11–13	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes f ixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1–15	Credit Currency Interest Rate Political
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	1–15	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–13, 15	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–15	Investment Company Market
Loan Assignments and Participations : A ssignments of , or participations in all or a portion of loans to corporations or to governments , including governments of less developed countries .	1–4, 6–11, 13, 15	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): D ebt instruments secured by real property.	1–11, 13–15	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

114   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS s ) and other asset-backed structures.
	1–3, 5–15	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–3, 5–15	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–3, 6–13, 15	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–13, 15	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–4, 6, 7, 9–15	Credit Foreign Investment Political

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law ; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law .

JULY 1, 2008   115

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–13, 15	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1–3, 6–11, 13	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 Act, such as privately placed commercial paper and Rule 144A securities.
	1–4, 6–13, 15	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–4, 6–13, 15	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–15	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1–15	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1-15	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–15	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
	1, 4, 9, 11, 13	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–4, 6–8, 10–13, 15	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–4, 7, 9–13, 15	Foreign Investment Political

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law ; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law .

116   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest -Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit ( REMIC ) or CMO structure.
	1–3, 5, 7–13, 15	Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–15	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	3, 4, 9, 11–13, 15	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–15	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1–15	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–15	Credit Gov’t Securities Interest Rate Market

JULY 1, 2008   117

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon s Under Book Entry Safekeeping (CUBES).
	1–15	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–15	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–15	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–15	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

118   JPMORGAN INCOME FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that included so-called “sub-prime” mortgages

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds , other fixed-income securities , and other investments as permitted and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or
lower) have a higher risk of default,
tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2008   119

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements
could reduce gains or create losses
• Currency and investment risks tend to
be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds are a primary investment for Emerging Markets Debt Fund and Strategic Income Fund and may be a significant investment for Bond Fund, Core Plus Bond Fund, Short Term Bond Fund, Short Term Bond Fund II and Real Return Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Core Plus Bond Fund, Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short-Term Bond Fund and Strategic Income Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain
•  The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics
•  A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

120   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may
result in losses or missed opportunities
• The counterparty to a derivatives
contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  A Fund uses derivatives for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies)[2]; risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that it expect s will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2	The Short Term Bond Fund II does not use forward foreign currency contracts as an investment strategy to increase income or gain to the Fund.

JULY 1, 2008   121

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
•  To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law[1]

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions could raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

122   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling
•  The Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short Term Bond Fund and Strategic Income Fund may engage in short selling
• Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow
certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets
•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds ( ETFs ) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

JULY 1, 2008   123

JPMIM—Related Performance of
Separately Managed Accounts

In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks as the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. Please note that this composite does not represent the performance of the Real Return Fund. Although the accounts in the composite are managed in a substantially similar style to the Real Return Fund, their investment objectives, policies, strategies and risks are not identical. The accounts in the composite limit their investments to domestic inflation protected securities. Although the Real Return Fund primarily invests in domestic inflation protected securities, it may also invest up to thirty percent of the Fund’s total assets in foreign securities, and may also invest in derivatives and other investments in seeking to provide inflation protected return. You should not consider this performance data as an indication of future performance of the Real Return Fund or JPMIM. The accounts that are included in the composite are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composite presented below are unaudited. The investment results for the composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund’s total annual Fund operating expenses taking into account any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

CALENDAR YEAR	US TIPS COMPOSITE[1]	LEHMAN BROTHERS US TIPS INDEX[2]
2003	7.59%	8.39%
2004	7.71%	8.45%
2005	1.83%	2.85%
2006	(0.08)%	0.41%
2007	9.61%	11.63%

ANNUALIZED PERIOD
1 Yr. Ended 2/29/08	12.70%	14.88%
5 Yr. Ended 2/29/08	5. 50%	6.41%
Inception (through 2/29/08 )	6.92%	7.79%

1	The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is August 2002. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the estimated total annual fund operating expenses for Select Class Shares taking into account any contractual fee waivers or expense reimbursements.

2	The Lehman Brothers US TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

124   JPMORGAN INCOME FUNDS

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125   JPMORGAN INCOME FUNDS

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.31	$0.48		$(0.54)	$(0.06)	$(0.47)	$—	$(0.47)
September 1, 2006 through February 28, 2007 (e)	9.20	0.23		0.12	0.35	(0.24)	—	(0.24)
Year Ended August 31, 2006	9.76	0.42		(0.28)	0.14	(0.43)	(0.27)	(0.70)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	(0.63)
Year Ended August 31, 2003	10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	(0.49)

Core Bond Fund
Year Ended February 29, 2008	10.67	0.50	(g)	0.35	0.85	(0.49)	—	(0.49)
Year Ended February 28, 2007	10.56	0.47	(g)	0.11	0.58	(0.47)	—	(0.47)
July 1, 2005 through February 28, 2006 (f)	10.90	0.33		(0.33)	—	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	—	(0.54)
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	—	(0.53)
Year Ended June 30, 2003	10.82	0.64		0.36	1.00	(0.63)	(0.01)	(0.64)

Core Plus Bond Fund
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	—	(0.39)
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	—	(0.38)
July 1, 2005 through February 28, 2006 (f)	7.95	0.25		(0.22)	0.03	(0.25)	—	(0.25)
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	—	(0.38)
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	—	(0.38)
Year Ended June 30, 2003	7.81	0.48		0.29	0.77	(0.48)	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01% on total return.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	The Fund changed its fiscal year from June 30, to the last day of February.

(g)	Calculated based on average shares outstanding.

( h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

126   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 8.78	(0.71)%		$1,116,991	0.65%	5.31%	0.71%	821%
9.31	3.81		1,459,959	0.65	4.97	0.70	357
9.20	1.55		1,310,157	0.65	4.69	0.71	711
9.76	5.12		202,659	0.66	3.72	0.74	559
9.97	6.88		188,775	0.66	3.33	0.78	571
9.94	3.82		308,000	0.66	3.97	0.76	679

11.03	8.25	( h)	2,456,097	0.60	4.66	0.73	14
10.67	5.69		2,128,674	0.60	4.52	0.69	8
10.56	(0.02)		2,742,810	0.60	4.69	0.72	13
10.90	6.36		2,754,702	0.60	4.72	0.79	16
10.77	1.13		4,902,736	0.60	4.60	0.81	20
11.18	9.51		4,365,709	0.60	5.80	0.82	23

7.85	6.11	( h)	925,240	0.67	5.05	0.72	31
7.78	5.74		875,275	0.66	4.89	0.71	26
7.73	0.46		1,216,897	0.65	4.90	0.69	15
7.95	6.73		1,252,911	0.65	4.79	0.77	20
7.82	1.22		1,306,778	0.63	4.73	0.80	24
8.10	10.10		1,276,529	0.64	5.91	0.82	16

JULY 1, 2008   127

Financial Highlights (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Contribution from affiliate		Redemption fees
Emerging Markets Debt Fund
Year Ended February 29, 2008	$8.74	$0.56		$(0.18)	$0.38	$(0.55)	$(0.15)	$(0.70)	$—		$—	(i)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21		0.39	0.60	(0.22)	(0.03)	(0.25)	—		—	(i)
Year Ended August 31, 2006	9.29	0.45		0.42	0.87	(0.46)	(1.35)	(1.81)	0.04	(h)	—	(i)
Year Ended August 31, 2005	9.58	0.61		1.08	1.69	(0.67)	(1.31)	(1.98)	—		—	(i)
Year Ended August 31, 2004	9.02	0.67		0.60	1.27	(0.71)	—	(0.71)	—		—
Year Ended August 31, 2003	7.53	0.68		1.53	2.21	(0.72)	—	(0.72)	—		—

Government Bond Fund
Year Ended February 29, 2008	10.15	0.52		0.39	0.91	(0.51)	—	(0.51)	—		—
Year Ended February 28, 2007	10.14	0.48		0.01	0.49	(0.48)	—	(0.48)	—		—
July 1, 2005 through February 28, 2006 (f)	10.47	0.31		(0.33)	(0.02)	(0.31)	—	(0.31)	—		—
Year Ended June 30, 2005	10.15	0.49		0.32	0.81	(0.49)	—	(0.49)	—		—
Year Ended June 30, 2004	10.66	0.48		(0.50)	(0.02)	(0.49)	—	(0.49)	—		—
Year Ended June 30, 2003	10.25	0.56		0.40	0.96	(0.55)	—	(0.55)	—		—

High Yield Bond Fund
Year Ended February 29, 2008	8.62	0.63		(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—		—	(i)
Year Ended February 28, 2007	8.24	0.64		0.40	1.04	(0.64)	(0.02)	(0.66)	—		—	(i)
July 1, 2005 through February 28, 2006 (f)	8.30	0.43		(0.06)	0.37	(0.43)	—	(0.43)	—		—	(i)
Year Ended June 30, 2005	8.18	0.63		0.14	0.77	(0.63)	(0.02)	(0.65)	—		—	(i)
Year Ended June 30, 2004	7.93	0.61		0.25	0.86	(0.61)	—	(0.61)	—		—
Year Ended June 30, 2003	7.31	0.67		0.62	1.29	(0.67)	—	(0.67)	—		—

Intermediate Bond Fund
Year Ended February 29, 2008	10.38	0.50	(g)	0.30	0.80	(0.50)	—	(0.50)	—		—
Year Ended February 28, 2007	10.31	0.49	(g)	0.08	0.57	(0.50)	—	(0.50)	—		—
July 1, 2005 through February 28, 2006 (f)	10.65	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—		—
Year Ended June 30, 2005	10.62	0.55		0.01	0.56	(0.53)	—	(0.53)	—		—
Year Ended June 30, 2004	11.01	0.49		(0.37)	0.12	(0.51)	—	(0.51)	—		—
Year Ended June 30, 2003	10.70	0.59		0.33	0.92	(0.61)	—	(0.61)	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01% on total return.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	The Fund changed its fiscal year from June 30, to the last day of February.

(g)	Calculated based on average shares outstanding.

(h)	Includes a voluntary contribution from the Adviser. The total return without the voluntary contribution would have been 10.46%

(i)	Amounts rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, total return would have been 9.16%.

(k)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(l)	Includes interest expenses of 0.01%

128   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$8.42	4.48%		$265,081	1.22%		7.10%	1.23%	$80
8.74	7.17		125,421	1.25		4.98	1.35	68
8.39	10.99	( h)	117,423	1.26	( l)	5.77	1.42	270
9.29	19.87		34,448	1.25		6.56	1.72	337
9.58	14.56		36,145	1.26	( l)	7.01	1.65	166
9.02	30.49		60,000	1.25		8.11	1.52	157

10.55	9.26	(j)	616,581	0.48		5.01	0.73	2
10.15	4.99		891,369	0.50		4.74	0.73	24
10.14	(0.16)		805,018	0.54		4.58	0.72	6
10.47	8.15		824,646	0.56		4.67	0.71	10
10.15	(0.16)		758,403	0.62		4.65	0.69	16
10.66	9.58		727,267	0.62		5.25	0.68	19

7.60	(3.73	)(k)	1,544,252	0.87		7.81	1.06	48
8.62	13.18		1,038,528	0.87		7.67	1.06	69
8.24	4.53		960,421	0.86		7.77	1.05	47
8.30	9.74		988,281	0.87		7.47	1.01	68
8.18	11.22		1,043,708	0.86		7.59	0.98	58
7.93	18.90		715,924	0.89		9.23	1.00	52

10.68	7.95	(k)	656,511	0.58		4.81	0.72	9
10.38	5.68		730,909	0.58		4.82	0.71	5
10.31	0.11		914,815	0.58		5.02	0.73	5
10.65	5.37		941,813	0.58		4.70	0.79	10
10.62	1.11		1,525,275	0.58		4.51	0.82	17
11.01	8.79		1,362,926	0.58		5.51	0.82	24

JULY 1, 2008   129

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Year Ended February 29, 2008	$10.48	$0.52		$0.31	$0.83	$(0.52)	$—	$(0.52)
Year Ended February 28, 2007	10.38	0.49		0.10	0.59	(0.49)	—	(0.49)
July 1, 2005 through February 28, 2006 (f)	10.67	0.34		(0.29)	0.05	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.61	0.42		0.17	0.59	(0.53)	—	(0.53)
Year Ended June 30, 2004	10.75	0.45		(0.10)	0.35	(0.49)	—	(0.49)
Year Ended June 30, 2003	10.89	0.62		(0.06)	0.56	(0.69)	(0.01)	(0.70)

Real Return Fund
Year Ended February 29, 2008	9.54	0.52		0.63	1.15	(0.53)	—	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.02	0.08	(0.07)	—	(0.07)
Year Ended August 31, 2006 (g)	10.00	0.48		(0.49)	(0.01)	(0.46)	—	(0.46)

Short Duration Bond Fund
Year Ended February 29, 2008	10.53	0.46	(h)	0.26	0.72	(0.45)	—	(0.45)
Year Ended February 28, 2007	10.44	0.41	(h)	0.10	0.51	(0.42)	—	(0.42)
July 1, 2005 through February 28, 2006 (f)	10.52	0.23		(0.08)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	—	(0.31)
Year Ended June 30, 2004	10.87	0.30		(0.23)	0.07	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.73	0.39		0.17	0.56	(0.42)	—	(0.42)

Short Term Bond Fund
Year Ended February 29, 2008	9.53	0.46		(0.32)	0.14	(0.47)	—	(0.47)
September 1, 2006 through February 28, 2007 (e)	9.51	0.23		0.03	0.26	(0.24)	—	(0.24)
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)	—	(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)	—	(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)	—	(0.22)
Year Ended August 31, 2003	10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01% on total return.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	The Fund changed its fiscal year from June 30, to the last day of February.

(g)	Commencement of operations was September 1, 2005.

(h)	Calculated based on average shares outstanding.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

130   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.79	8.18%(i)		$96,870	0.40%	4.94%	0.73%	16%
10.48	5.83		111,656	0.40	4.71	0.73	18
10.38	0.54		103,491	0.40	4.92	0.72	16
10.67	5.70		123,104	0.40	4.54	0.55	25
10.61	3.30		1,530,225	0.40	4.12	0.54	35
10.75	5.30		1,137,661	0.40	5.56	0.55	36

10.16	12.63		61,551	0.65	5.50	1.31	494
9.54	0.83		61,757	0.65	1.18	1.09	154
9.53	0.01		58,882	0.65	5.20	1.21	223

10.80	7.03	( i)	1,255,422	0.55	4.31	0.64	40
10.53	4.99		277,452	0.55	3.89	0.66	44
10.44	1.39		497,708	0.55	3.21	0.66	22
10.52	1.94		559,775	0.55	2.85	0.79	27
10.63	0.67		1,045,405	0.55	2.75	0.81	54
10.87	5.28		923,772	0.55	3.60	0.81	27

9.20	1.47		832,289	0.55	4.94	0.65	506
9.53	2.72		1,190,100	0.55	4.96	0.64	143
9.51	3.22		640,217	0.55	4.73	0.65	540
9.64	1.52		159,035	0.56	3.48	0.68	194
9.84	1.99		94,681	0.58	2.22	0.73	261
9.86	2.28		122,000	0.56	2.59	0.71	386

JULY 1, 2008   131

Financial Highlights (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Short Term Bond Fund II
Year Ended February 29, 2008	$9.86	$0.51		$(0.22)	$0.29	$(0.47)	$—	$(0.47)	$—
September 1, 2006 through February 28, 2007 (e)	9.86	0.23	(g)	0.02	0.25	(0.25)	—	(0.25)	—
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—	(0.45)	—
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—	(0.33)	—
Year Ended August 31, 2004	10.25	0.23	(g)	(0.03)	0.20	(0.23)	—	(0.23)	—
Year Ended August 31, 2003	10.35	0.27	(g)	(0.05)	0.22	(0.27)	(0.05)	(0.32)	—

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.53	(g)	(0.54)	(0.01)	(0.51)	—	(0.51)	—
September 1, 2006 through February 28, 2007 (e)	9.12	0.23	(g)	0.14	0.37	(0.25)	—	(0.25)	—
Year Ended August 31, 2006	9.33	0.45	(g)	(0.13)	0.32	(0.53)	—	(0.53)	—	(h)
Year Ended August 31, 2005	9.08	0.46		0.19	0.65	(0.40)	—	(0.40)	—
Year Ended August 31, 2004	8.92	0.49	(g)	0.16	0.65	(0.49)	—	(0.49)	—
Year Ended August 31, 2003	8.65	0.45	(g)	0.27	0.72	(0.45)	—	(0.45)	—

Treasury & Agency Fund
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)	—
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)	—
July 1, 2005 through February 28, 2006 (f)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)	—
Year Ended June 30, 2004	10.75	0.37		(0.39)	(0.02)	(0.38)	(0.05)	(0.43)	—
Year Ended June 30, 2003	10.32	0.41		0.43	0.84	(0.41)	—	(0.41)	—

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)	—	(0.48)	—
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	—	(0.47)	—
July 1, 2005 through February 28, 2006 (f)	9.83	0.27		(0.08)	0.19	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	—	(0.31)	—
Year Ended June 30, 2004	9.97	0.23		(0.06)	0.17	(0.26)	—	(0.26)	—
Year Ended June 30, 2003	9.95	0.27		0.04	0.31	(0.29)	—	(0.29)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net assets value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01% on total return.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	The Fund changed its fiscal year from June 30, to the last day of February.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes interest expense of 0.01%.

132   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.68	3.02%	$83,064	0.50%		4.76%	0.75%	$338
9.86	2.54	151,633	0.50		4.75	0.72	246
9.86	2.91	375,097	0.50		4.71	0.70	479
10.03	1.35	432,056	0.50		3.21	0.68	201
10.22	2.01	492,178	0.50		2.26	0.70	253
10.25	2.15	342,000	0.50		2.58	0.70	319

8.72	(0.07)	1,086	0.90		5.94	2.39	704
9.24	4.07	1,627	0.90		5.03	3.46	223
9.12	3.58	1,796	0.90		4.94	3.32	299
9.33	7.30	1,892	0.95		4.30	1.86	461
9.08	7.48	2,364	1.01	(j)	5.44	1.95	152
8.92	8.48	3,000	1.00		5.10	1.48	248

10.02	8.01 (i)	620,461	0.43		3.98	0.74	83
9.70	4.65	67,699	0.45		4.95	0.78	10
9.74	0.87	48,965	0.45		5.07	0.79	20
9.99	2.48	45,461	0.42		4.30	0.67	22
10.30	(0.23)	49,053	0.40		3.55	0.60	23
10.75	8.28	51,797	0.40		3.86	0.60	33

9.31	0.18 (i)	352,600	0.45		4.95	0.66	15
9.77	5.29	565,561	0.45		4.79	0.66	26
9.74	1.96	668,770	0.45		4.07	0.66	9
9.83	2.71	764,427	0.45		2.91	0.74	26
9.88	1.69	1,144,000	0.45		2.22	0.77	46
9.97	3.12	1,127,169	0.45		2.61	0.77	36

JULY 1, 2008   133

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE
INFORMATION AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, JPMorgan Equity Income Fund and JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

134   JPMORGAN INCOME FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the Reduced Rates for the Select Class Shares of the Government Bond Fund.

REDUCED RATE FUND

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Government Bond Fund	Select	0.5 5	0.7 3

The table below shows the ratios for Select Class Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Ultra Short Duration Bond Fund	Select	0.4 6	0.6 7
JPMorgan Treasury & Agency Fund	Select	0.4 8	0.7 7
JPMorgan Short Duration Bond Fund	Select	0.5 6	0.6 5
JPMorgan Intermediate Bond Fund	Select	0.5 8	0.72
JPMorgan Core Bond Fund	Select	0.6 2	0.7 5
JPMorgan Core Plus Bond Fund	Select	0.6 7	0.7 2
JPMorgan Mortgage-Backed Securities Fund	Select	0.4 1	0.7 4
JPMorgan High Yield Bond Fund	Select	0.9 1	1.0 7

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be

JULY 1, 2008   135

Legal Proceedings and Additional Fee and Expense Information (continued)

if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Reduced Rate Fund

JPMorgan Government Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$56	5.00%	4.45%	4.45%
June 30, 2010	78	10.25	8.91	4.27
June 30, 2011	81	15.76	13.56	4.27
June 30, 2012	85	21.55	18.41	4.27
June 30, 2013	88	27.63	23.47	4.27
June 30, 2014	92	34.01	28.74	4.27
June 30, 2015	96	40.71	34.23	4.27
June 30, 2016	100	47.75	39.97	4.27
June 30, 2017	104	55.13	45.94	4.27
June 30, 2018	109	62.89	52.17	4.27

Non-Reduced Rate Funds

JPMorgan Ultra Short Duration Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$47	5.00%	4.54%	4.54%
June 30, 2010	72	10.25	9.07	4.33
June 30, 2011	75	15.76	13.79	4.33
June 30, 2012	78	21.55	18.72	4.33
June 30, 2013	81	27.63	23.86	4.33
June 30, 2014	85	34.01	29.22	4.33
June 30, 2015	88	40.71	34.81	4.33
June 30, 2016	92	47.75	40.65	4.33
June 30, 2017	96	55.13	46.74	4.33
June 30, 2018	100	62.89	53.10	4.33

JPMorgan Treasury & Agency Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$49	5.00%	4.52%	4.52%
June 30, 2010	82	10.25	8.94	4.23
June 30, 2011	86	15.76	13.55	4.23
June 30, 2012	89	21.55	18.35	4.23
June 30, 2013	93	27.63	23.36	4.23
June 30, 2014	97	34.01	28.58	4.23
June 30, 2015	101	40.71	34.02	4.23
June 30, 2016	105	47.75	39.68	4.23
June 30, 2017	110	55.13	45.59	4.23
June 30, 2018	114	62.89	51.75	4.23

136   JPMORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$57	5.00%	4.44%	4.44%
June 30, 2010	69	10.25	8.98	4.35
June 30, 2011	72	15.76	13.72	4.35
June 30, 2012	76	21.55	18.67	4.35
June 30, 2013	79	27.63	23.83	4.35
June 30, 2014	82	34.01	29.22	4.35
June 30, 2015	86	40.71	34.84	4.35
June 30, 2016	90	47.75	40.71	4.35
June 30, 2017	93	55.13	46.83	4.35
June 30, 2018	98	62.89	53.21	4.35

JPMorgan Intermediate Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$59	5.00%	4.42%	4.42%
June 30, 2010	77	10.25	8.89	4.28
June 30, 2011	80	15.76	13.55	4.28
June 30, 2012	84	21.55	18.41	4.28
June 30, 2013	87	27.63	23.48	4.28
June 30, 2014	91	34.01	28.76	4.28
June 30, 2015	95	40.71	34.27	4.28
June 30, 2016	99	47.75	40.02	4.28
June 30, 2017	103	55.13	46.01	4.28
June 30, 2018	107	62.89	52.26	4.28

JPMorgan Core Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$63	5.00%	4.38%	4.38%
June 30, 2010	80	10.25	8.82	4.25
June 30, 2011	83	15.76	13.44	4.25
June 30, 2012	87	21.55	18.26	4.25
June 30, 2013	91	27.63	23.29	4.25
June 30, 2014	94	34.01	28.53	4.25
June 30, 2015	98	40.71	33.99	4.25
June 30, 2016	103	47.75	39.68	4.25
June 30, 2017	107	55.13	45.62	4.25
June 30, 2018	112	62.89	51.81	4.25

JULY 1, 2008   137

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Plus Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$68	5.00%	4.33%	4.33%
June 30, 2010	77	10.25	8.80	4.28
June 30, 2011	80	15.76	13.45	4.28
June 30, 2012	83	21.55	18.31	4.28
June 30, 2013	87	27.63	23.37	4.28
June 30, 2014	91	34.01	28.65	4.28
June 30, 2015	95	40.71	34.16	4.28
June 30, 2016	99	47.75	39.90	4.28
June 30, 2017	103	55.13	45.89	4.28
June 30, 2018	107	62.89	52.13	4.28

JPMorgan Mortgage-Backed Securities Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$42	5.00%	4.59%	4.59%
June 30, 2010	79	10.25	9.05	4.26
June 30, 2011	82	15.76	13.69	4.26
June 30, 2012	86	21.55	18.53	4.26
June 30, 2013	90	27.63	23.58	4.26
June 30, 2014	93	34.01	28.85	4.26
June 30, 2015	97	40.71	34.34	4.26
June 30, 2016	102	47.75	40.06	4.26
June 30, 2017	106	55.13	46.03	4.26
June 30, 2018	110	62.89	52.25	4.26

JPMorgan High Yield Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$93	5.00%	4.09%	4.09%
June 30, 2010	114	10.25	8.18	3.93
June 30, 2011	118	15.76	12.43	3.93
June 30, 2012	123	21.55	16.85	3.93
June 30, 2013	127	27.63	21.44	3.93
June 30, 2014	132	34.01	26.22	3.93
June 30, 2015	138	40.71	31.18	3.93
June 30, 2016	143	47.75	36.33	3.93
June 30, 2017	149	55.13	41.69	3.93
June 30, 2018	155	62.89	47.26	3.93

138   JPMORGAN INCOME FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds, except the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, the Short Term Bond Fund and the Short Term Bond Fund II, is 811-4236.

Investment Company Act File No. for the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, and the Short Term Bond Fund is 811-21295.

Investment Company Act File No. for the Short Term Bond Fund II is 811-5151.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-INCS-708

PROSPECTUS   JULY 1, 200 8

JPMorgan

Income

Funds

Ultra Shares

JPMorgan Ultra Short Duration Bond Fund
JPMorgan Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Ultra Short Duration Bond Fund	1
JPMorgan Short Duration Bond Fund	7
JPMorgan Intermediate Bond Fund	13
JPMorgan Core Bond Fund	19
JPMorgan Core Plus Bond Fund	25
JPMorgan Bond Fund	33
JPMorgan Mortgage-Backed Securities Fund	40
JPMorgan Government Bond Fund	46
JPMorgan High Yield Bond Fund	52
The Funds’ Management and Administration	59
How to Do Business with the Funds	62
Purchasing Fund Shares	62
Networking and Sub-Transfer Agency Fees	65
Exchanging Fund Shares	66
Redeeming Fund Shares	66
Shareholder Information	69
Distributions and Taxes	69
Shareholder Statements and Reports	70
Availability of Proxy Voting Record	70
Portfolio Holdings Disclosure	70
Investment Practices	71
Risk and Reward Elements for the Funds	79
Financial Highlights	84
Legal Proceedings and Additional Fee and Expense Information	88
How to Reach Us	Back cover

JPMorgan Ultra Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in all types of investment grade debt securities or unrated debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser) determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, including principal-only and interest-only stripped mortgage-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest

JULY 1, 2008   1

JPMorgan Ultra Short Duration Bond Fund (continued)

rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the d erivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in

2   JPMORGAN INCOME FUNDS

which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

JULY 1, 2008   3

JPMorgan Ultra Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Short 9–12 Month U.S. Treasury Index, a broad-based securities market index, and the Lipper Ultra Short Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	2.30%	Worst Quarter	3rd quarter, 200 7	–0. 61%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –1.79%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	1.17	2.69	4.14
Return After Taxes on Distributions	(0.66)	1.29	2.36
Return After Taxes on Distributions and Sale of Fund Shares	0.77	1.49	2.44

LEHMAN BROTHERS SHORT 9–12 MONTH U.S. TREASURY INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.87	3.01	4.18

LIPPER ULTRA SHORT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	2.48	2.57	3.76

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero-coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Ultra Short Duration Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.0 1
Total Annual Operating Expenses[3,4]	0.4 2

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.41% of the average daily net assets for Ultra Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
43	135	235	530

6   JPMORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, with short to intermediate remaining maturities. These include U.S. government obligations, such as Ginnie Mae, Fannie Mae or Freddie Mac securities and mortgage-backed securities, asset-backed securities, corporate debt obligations, and other structured investments including collateralized mortgage obligations.

Under normal circumstances, the Fund invests at least 80% of its A ssets in bonds. For purposes of this policy, “A ssets ” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, including principal-only and interest-only stripped mortgage-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s net assets may be invested in preferred stock.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. See page 69 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, and for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   7

JPMorgan Short Duration Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

8   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

JULY 1, 2008   9

JPMorgan Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–3 Year Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	3.24%	Worst Quarter	2nd quarter, 2004	–0.90%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 1.94%.

10   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	6.33	3.31	4.81
Return After Taxes on Distributions	4.66	2.01	3.05
Return After Taxes on Distributions and Sale of Fund Shares	4.08	2.05	3.02

LEHMAN BROTHERS 1–3 YEAR GOVERNMENT/CREDIT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.83	3.38	4.99

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.56	2.72	4. 28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   11

JPMorgan Short Duration Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUNDS OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.4 2

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Ultra Shares (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses, expenses related to the Board of Trustees’ deferred compensation plan and dividend expenses relating to short sales) exceed 0.44% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.41% of the average daily net assets for Ultra Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
43	135	235	530

12   JPMORGAN INCOME FUNDS

JPMorgan Intermediate Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed, asset-backed securities and collateralized mortgage obligations.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowing by the Fund for investment purposes. U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s total assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes. See page 71 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2008   13

JPMorgan Intermediate Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

14   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

JULY 1, 2008   15

JPMorgan Intermediate Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Intermediate Government/Credit Index, a broad-based securities market index, and the Lipper Short-Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	4.58%	Worst Quarter	2nd quarter, 2004	–1.98%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Intermediate Bond Fund and its predecessor, as the Pegasus Intermediate Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Intermediate Bond Fund on 3/22/99.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.52%.

16   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	6.87	4.16	5.68
Return After Taxes on Distributions	5.02	2.35	3.52
Return After Taxes on Distributions and Sale of Fund Shares	4.42	2.48	3.52

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.39	4.06	5.76

LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	6.72	3.20	4.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Intermediate Bond Fund and its predecessor, as the Pegasus Intermediate Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Intermediate Bond Fund on 3/22/99.

1	The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index comprised of intermediate maturity U.S. t reasury and agency securities and investment grade corporate securities . The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   17

JPMorgan Intermediate Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.1 7
Total Annual Operating Expenses [2]	0.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.48% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
48	151	263	591

18   JPMORGAN INCOME FUNDS

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock . Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 71 for a discussion of average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2008   19

JPMorgan Core Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

20   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

JULY 1, 2008   21

JPMorgan Core Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.13%	Worst Quarter	2nd quarter, 2004	–2.22%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Bond Fund and its predecessor, as the Pegasus Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Bond Fund on 3/22/99.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.36%.

22   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	7.19	4.43	6.03
Return After Taxes on Distributions	5.41	2.64	3.82
Return After Taxes on Distributions and Sale of Fund Shares	4.63	2.72	3.79

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	7.35	3.57	5.28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Bond Fund and its predecessor, as the Pegasus Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Bond Fund on 3/22/99.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   23

JPMorgan Core Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.1 8
Acquired Fund Fees and Expenses[2]	0.0 2
Total Annual Operating Expenses[3,4]	0. 50

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.48% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.4 8 % of the average daily net assets for Ultra Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
51	160	280	628

24   JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations, and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds).

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Corporation (S&P) and Ba or lower by Moody’s Investors Services, Inc. (Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, S&P, Fitch Rating (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt” ( i. e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include mortgage-backed securities, investments in collateralized mortgage obligations, asset-backed securities and principal-only and interest -only stripped mortgage-backed securities.

The Fund may invest in equity securities including common stock, convertible securities, and preferred stock.

The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. In addition to the mortgage dollar rolls, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities subject to the limitations on such securities set forth above). Foreign securities are issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives, including forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income or gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

JULY 1, 2008   25

JPMorgan Core Plus Bond Fund (continued)

The Fund’s average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its average weighted maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 71 for a discussion of average weighted maturity.

The Fund may also engage in securities lending.

The Fund may invest in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-da y i nvestment management decisions on the assets that are allocated to their respective sleeves; provided, however, excluding distressed debt, the remaining credit of the portfolio will be managed across the ratings continuum, not in separate investment grade and high yield sleeves. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or

26   JPMORGAN INCOME FUNDS

decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund invests in securities that are rated in the lowest investment grade category. Such securities also are considered to hav e speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae , Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government -related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities and Emerging Market Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Sovereign Debt Securities Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and

JULY 1, 2008   27

JPMorgan Core Plus Bond Fund (continued)

yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

28   JPMORGAN INCOME FUNDS

Loan Risk. The Fund may invest in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

JULY 1, 2008   29

JPMorgan Core Plus Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Effective September 1 5, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	3.78%	Worst Quarter	2nd quarter, 2004	–2.06%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Multi-Sector Bond Fund and its predecessors, as the Pegasus Multi-Sector Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Multi-Sector Bond Fund on 3/22/99.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 0.82%.

30   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	6.29	4.77	5.61
Return After Taxes on Distributions	4.38	2. 92	3.39
Return After Taxes on Distributions and Sale of Fund Shares	4.05	2.98	3.42

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.43	4.37	5.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Multi-Sector Bond Fund and its predecessors, as the Pegasus Multi-Sector Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Multi-Sector Bond Fund on 3/22/99.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   31

JPMorgan Core Plus Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.1 7
Total Annual Operating Expenses	0.47
Fee Waivers and Expense Reimbursements [2]	(0.0 2 )
Net Expenses [2]	0.4 5

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

32   JPMORGAN INCOME FUNDS

JPMorgan Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers U.S. Aggregate Index. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the Lehman Brothers U.S. Aggregate Index duration was 4. 63, although the duration will likely vary in the future.

Derivatives, which are instruments that have a value based on another instrument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of total a ssets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of total a ssets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in securities that are unrated but are deemed by the J.P. Morgan Investment Management Inc. (JPMIM or the adviser), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   33

JPMorgan Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Foreign Securities and Emerging Market Risks. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the

34   JPMORGAN INCOME FUNDS

Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of

JULY 1, 2008   35

JPMorgan Bond Fund (continued)

interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase d portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

36   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.56%	Worst Quarter	2nd quarter, 2004	–2.73%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) .

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –4.53%.

JULY 1, 2008   37

JPMorgan Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	1.63	3.78	5.33
Return After Taxes on Distributions	(0.33)	1.61	3.01
Return After Taxes on Distributions and Sale of Fund Shares	1.06	2.01	3.17

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.43	4.37	5.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) .

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

38   JPMORGAN INCOME FUNDS

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.1 7
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.4 8
Fee Waivers and Expense Reimbursements[4]	(0.0 7 )
Net Expenses[4]	0.41

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.4 7 % and the Net Expenses would have been 0.40% of the average daily net assets for Ultra Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
42	147	262	597

JULY 1, 2008   39

JPMorgan Mortgage-Backed Securities Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMIA determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac or non-governmental securities, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages.

Under normal circumstances, the Fund invests at least 80% of its A ssets in mortgage-backed securities. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax exempt municipal securities and corporate debt securities.

The Fund may invest in debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. See page 71 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. The adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

40   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in

JULY 1, 2008   41

JPMorgan Mortgage-Backed Securities Fund (continued)

which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

42   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. MBS Index, a broad-based securities market index, and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.84%	Worst Quarter	2nd quarter, 2004	–1.28%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund commenced operation on 8/18/00 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund include the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.01%.

JULY 1, 2008   43

JPMorgan Mortgage-Backed Securities Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	6.68	4.41	6.16
Return After Taxes on Distributions	4.82	2.60	4.56
Return After Taxes on Distributions and Sale of Fund Shares	4.30	2.69	4.36

LEHMAN BROTHERS U.S. MBS INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.90	4.49	5.91

LIPPER U.S. MORTGAGE FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	5.24	3.64	5.03

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund commenced operation on 8/18/00 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund include the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

1	The Lehman Brothers U.S. MBS Index covers the mortgage-backed passthrough securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid ARM passthrough securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

44   JPMORGAN INCOME FUNDS

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.35
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.0 1
Total Annual Operating Expenses[3,4]	0. 49
Fee Waivers and Expense Reimbursements[4]	(0.23)
Net Expenses[4]	0.2 6

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.25% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.48% and Net Expenses would have been 0.25% of the average daily net assets for Ultra Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	134	251	594

JULY 1, 2008   45

JPMorgan Government Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund’s main investment strategies?

The Fund generally limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities , including those issued by Ginnie Mae, Fannie Mae or Freddie Mac.

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations.

Under normal circumstances, the Fund will invest at least 80% of its A ssets in bonds issued by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “ A ssets ” mean net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions. See page 71 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

46   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or

JULY 1, 2008   47

JPMorgan Government Bond Fund (continued)

the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

48   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	5.52%	Worst Quarter	2nd quarter, 2004	–2.58%

*	As of the date of this prospectus, the Ultra Shares have not commenced operations. The average annual total returns shown are those of the Select Class Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expense s between the classes. Select Class Shares of the Fund are not offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 3.44%.

JULY 1, 2008   49

JPMorgan Government Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	7.52	4.29	5.78
Return After Taxes on Distributions	5.66	2.55	3.69
Return After Taxes on Distributions and Sale of Fund Shares	4.84	2.63	3.65

LEHMAN BROTHERS GOVERNMENT BOND INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	8.66	4.10	5.92

LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	6.44	3.47	5.03

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of the date of this prospectus, the Ultra Shares have not commenced operations. The average annual total returns shown are those of the Select Class Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expense s between the classes. Select Class Shares of the Fund are not offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond Index , the 1–3 Year Government Index and the 20+ Year Treasury Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

50   JPMORGAN INCOME FUNDS

Investor Expenses for Ultra Shares

The estimated expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)*

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.18
Total Annual Operating Expenses [2]	0.4 8

*	As of the date of this prospectus, Ultra Shares have not commenced operations and are not open for investment.

1	“Other Expenses” have been estimated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
49	154	269	604

JULY 1, 2008   51

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Under normal circumstances, the Fund invests at least 80% of its A ssets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 71 for a discussion of average weighted maturity.

The Fund may invest up to 20% of its net assets in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so called “ distressed debt” ( i. e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

52   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Smaller Company Risk. As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the

JULY 1, 2008   53

JPMorgan High Yield Bond Fund (continued)

value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Loan Risk.  The Fund may invest a portion of its assets in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are also considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

54   JPMORGAN INCOME FUNDS

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 71–83 .

JULY 1, 2008   55

JPMorgan High Yield Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and life of the Fund. It compares that performance to the Lehman Brothers U.S. Corporate High Y ield- 2% Issuer Capped Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	9.59%	Worst Quarter	3rd quarter, 2001	–4.24%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/08 was –3.43%.

56   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund[1]
ULTRA
Return Before Taxes	2.34	10.81	6.35
Return After Taxes on Distributions	(0.62)	7.76	3.01
Return After Taxes on Distributions and Sale of Fund Shares	1.66	7.52	3.31

LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD- 2% ISSUER CAPPED INDEX2 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	2.26	10.74	6.96

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3 , ˆ
(Reflects No Deduction for Taxes)	2.13	10.07	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund commenced operations on 11/13/98. Performance of the benchmarks is from 11/30/98.

2	The Lehman Brothers U.S. Corporate High Yield- 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   57

JPMorgan High Yield Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Redemption Fee on S hares H eld L ess than 60 D ays as a % of
Amount Redeemed/Exchanged	2.00

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.8 2

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.81% of its average daily net assets through 6/30/0 9 . Without Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.81% of the average daily net assets for Ultra Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
84	262	455	1,014

58   JPMORGAN INCOME FUNDS

The Funds’ Management and Administration

The Bond Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Ultra Short Duration Bond Fund
Short Duration Bond Fund
Intermediate Bond Fund
Core Bond Fund
Core Plus Bond Fund
Mortgage-Backed Securities Fund
Government Bond Fund
High Yield Bond Fund

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the Bond Fund and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/2 9/08 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Ultra Short Duration Bond Fund	0.15%
Short Duration Bond Fund	0. 18
Intermediate Bond Fund	0. 28
Core Bond Fund	0. 29
Core Plus Bond Fund	0.30
Bond Fund	0.27
Mortgage-Backed Securities Fund	0. 14
Government Bond Fund	0.30
High Yield Bond Fund	0.65

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report dated 8/31/07 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Ultra Short Duration Bond Fund and Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Ultra Short Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIA in 1994 as a senior fixed income research analyst. Gregg F. Hrivnak and Richard D. Figuly, Vice President, also participate in the management of the Ultra Short Duration Bond Fund. Information on Mr. Hrivnak is described under Short Duration Bond Fund. Mr. Hrivnak and Mr. Figuly began participating in the management of the Ultra Short Duration Bond Fund in June 2005. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on

JULY 1, 2008   59

The Funds’ Management and Administration (continued)

asset-backed securities. Mr. Scott E. Grimshaw, Vice President and CFA charterholder, began participating in the management of the Government Bond Fund in June 2005. He is part of the Taxable Bond Team and has been an employee of JPMIA since 1988.

Short Duration Bond Fund

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund since May 2006. An employee of JPMIA since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005. He is a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of this Fund since May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Intermediate Bond Fund, Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIA and/or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Intermediate Bond Fund and the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund since its inception. Scott E. Grimshaw has also participated in the management of the Intermediate Bond Fund since June 2005. Information on Mr. Grimshaw is described under Ultra Short Duration Fund and Government Bond Fund. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA and/or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is lead by Gary J. Madich, Managing Director and CFA charterholder, who is responsible for the overall allocation of the Fund. In addition to Mr. Madich, the three members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund are Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIA since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIA or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIA or affiliated firms since March 2003. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Figuly previously served as a fixed income trader trading taxable fixed income securities while specializing in structured products.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. An employee of JPMIA or its affiliates since 1988, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan

60   JPMORGAN INCOME FUNDS

is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson, Managing Director, has assisted in the management of the Fund since June 2007. Mr. Gibson is a principal high yield trader in the U.S. Fixed Income Group and has been an employee of JPMIA and/or affiliated firms since 1998.

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, and William Eigen, Managing Director and CFA charterholder, are the lead portfolio managers who are responsible for the day-to-day management of the Fund. Mr. Neumann has been the portfolio manager for the Bond Fund since 2000. An employee of JPMIM since 1997, Mr. Neumann is the head of the New York portfolio manager group and lead portfolio manager for core investment grade strategies, working with the macro team and sector teams to deliver account-specific portfolio strategies. Mr. Eigen has been the head of Core Plus and Absolute Return Fixed Income strategies at JPMIM since April 2008. In addition to his role as portfolio manager for the Bond Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets o f such Funds over $25 billion.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

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PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Ultra Shares may be purchased by investors (i) whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIM, JPMIA, or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account’s initial investment in the Funds (other than the Bond Fund) is at least $5,000,000. The initial investment in the Bond Fund is at least $20,000,000.

Ultra Shares also may be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.

Accounts may be opened with the Fund’s transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

•	Ultra Shares are not subject to a sales charge or Rule 12b-1 fees.

•	Ultra Shares have lower annual expense ratios than Institutional Class Shares and Select Class Shares as the Ultra Shares have no ongoing shareholder service fees.

•	Each Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded ; therefore , no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek

62   JPMORGAN INCOME FUNDS

to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

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How to Do Business with the Funds (continued)

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

Ultra Shares of the Funds are subject to a $5,000,000 (the Bond Fund is subject to a $20,000,000 minimum investment requirement) minimum investment requirement for all investors except 401(k) and other retirement plans administered by the Retirement Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the

64   JPMORGAN INCOME FUNDS

current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency

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How to Do Business with the Funds (continued)

at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Ultra Shares of the Funds may be exchanged for Ultra Shares of other JPMorgan Funds or any other class of the same Fund, subject to any investment minimum or eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Redeeming Fund Shares — Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

66   JPMORGAN INCOME FUNDS

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the High Yield Bond Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fees are paid to the High Yield Bond Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund

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How to Do Business with the Funds (continued)

does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and may be dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

68   JPMORGAN INCOME FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annual ly. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gain generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

A Fund’s investments in certain foreign securities (other than equity securities) or foreign currencies may give rise to a difference between a Fund’s book income, as determined for financial accounting purposes, and a Fund’s taxable income. Such differences may affect the timing, amount or character of a Fund’s distributions, and in particular may increase or accelerate a Fund’s recognition of ordinary income. In addition, a Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

JULY 1, 2008   69

Shareholder Information (continued)

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

70   JPMORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Bond Fund	1
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	3
JPMorgan Government Bond Fund	4
JPMorgan High Yield Bond Fund	5
JPMorgan Intermediate Bond Fund	6
JPMorgan Mortgage-Backed Securities Fund	7
JPMorgan Short Duration Bond Fund	8
JPMorgan Ultra Short Duration Bond Fund	9

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–9	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1–3, 5–9	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.	1, 9	Credit Interest Rate Liquidity Market
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–3, 5–9	Credit Currency Interest Rate Liquidity Market Political

JULY 1, 2008   71

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–9	Credit Interest Rate Market
Brady Bonds: S ecurities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 3, 9	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–9	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1– 3, 5– 9	Credit Currency Interest Rate Liquidity Market Political
Common Stock: Shares of ownership of a company.	3, 5	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 5	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1–3, 5 –7 , 9	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–3, 5–9	Credit Currency Interest Rate Liquidity Market Political Valuation

72   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Credit Default Swaps (CD S) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–3, 5–9	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–9	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1–3, 5–9	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets .	1 – 3, 5–9	Foreign Investment
Exchange Traded Fund s (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (SPDRs) and NASDAQ 100’s.
	1–3, 5–9	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1, 3	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADR) , Global Depositary Receipts (GDR) , European Depositary Receipts (EDR) and American Depositary Securities.
	1–3, 5–9	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.
	1, 3, 5	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation

JULY 1, 2008   73

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Inflation-Linked Debt Securities: Includes f ixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1–9	Credit Currency Interest Rate Political
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	1–9	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–9	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–9	Investment Company Market
Loan Assignments and Participations : A ssignments of , or participations in, all or a portion of loans to corporations or to governments , including governments of less developed countries .	1–3, 5–9	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): D ebt instruments secured by real property.	1–9	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS s ) and other asset-backed structures.
	1–9	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation

74   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–9	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–3, 5–9	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–9	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–3, 5, 6, 8, 9	Credit Foreign Investment Political
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–9	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1–3, 5 –8	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 Act, such as privately placed commercial paper and Rule 144A securities.
	1–3, 5–9	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–3, 5–9	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–9	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

JULY 1, 2008   75

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1–9	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1–9	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–9	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	1	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–3, 5–9	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–2, 6, 8, 9	Foreign Investment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.
	1–4, 6–9	Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–9	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–9	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	3, 9	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

76   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–9	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1–9	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–3, 5–9	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–9	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon s Under Book Entry Safekeeping (CUBES).
	1–9	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–9	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–9	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–9	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

JULY 1, 2008   77

Investment Practices (continued)

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

78   JPMORGAN INCOME FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value
typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds , other fixed-income securities , and other investments as permitted and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or
lower) have a higher risk of default,
tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2008   79

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements
could reduce gains or create losses
• Currency and investment risks tend to
be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds may be a significant investment for the Bond Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Bond Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain
•  The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics
•  A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

80   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may
result in losses or missed opportunities
• The counterparty to a derivatives
contract could default
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management and to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that it expect s will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JULY 1, 2008   81

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
•  To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions could raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

82   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling — Bond Fund
•  Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow
certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets
•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds ( ETFs ) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

JULY 1, 2008   83

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request. Because Ultra Shares of the Government Bond Fund have not commenced operations as of the date of this prospectus, financial highlights for Ultra Shares of the Government Bond Fund are not included in this prospectus.

Ultra

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.67	$0.52	( g)	$0.36	$0.88	$(0.52)	$—	$(0.52)	$—
Year Ended February 28, 2007	10.56	0.50	( g)	0.10	0.60	(0.49)	—	(0.49)	—
July 1, 2005 through February 28, 2006 (e)	10.90	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—
February 22, 2005 (f) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	—	(0.20)	—

Core Plus Bond Fund
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	—	(0.41)	—
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	—	(0.40)	—
July 1, 2005 through February 28, 2006 (e)	7.95	0.27		(0.22)	0.05	(0.27)	—	(0.27)	—
February 22, 2005 (f) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	—	(0.17)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.61	0.65		(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—
Year Ended February 28, 2007	8.24	0.65		0.39	1.04	(0.65)	(0.02)	(0.67)	—
July 1, 2005 through February 28, 2006 (e)	8.30	0.45		(0.08)	0.37	(0.43)	—	(0.43)	—
February 22, 2005 (f) through June 30, 2005	8.59	0.23		(0.24)	(0.01)	(0.28)	—	(0.28)	—

Intermediate Bond Fund
Year Ended February 29, 2008	10.39	0.52	( g)	0.29	0.81	(0.52)	—	(0.52)	—
Year Ended February 28, 2007	10.32	0.51	( g)	0.07	0.58	(0.51)	—	(0.51)	—
July 1, 2005 through February 28, 2006 (e)	10.65	0.36		(0.33)	0.03	(0.36)	—	(0.36)	—
February 22, 2005 (f) through June 30, 2005	10.66	0.20		0.03	0.23	(0.24)	—	(0.24)	—

Mortgage-Backed Securities Fund
Year Ended February 29, 2008	10.48	0.54		0.31	0.85	(0.54)	—	(0.54)	—
Year Ended February 28, 2007	10.38	0.50		0.10	0.60	(0.50)	—	(0.50)	—
July 1, 2005 through February 28, 2006 (e)	10.67	0.35		(0.29)	0.06	(0.35)	—	(0.35)	—
February 22, 2005 (f) through June 30, 2005	10.66	0.21		0.03	0.24	(0.23)	—	(0.23)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

( h)	Amount rounds to less than $0.01.

( i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

84   JPMORGAN INCOME FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.03	8.48% ( i)		$782,067	0.40%	4.86%	0.48%	14%
10.67	5.88		711,527	0.40	4.72	0.44	8
10.56	0.12		703,229	0.40	4.89	0.47	13
10.90	2.44		649,060	0.40	5.00	0.43	16

7.85	6.31	( i)	17,985	0.45	5.26	0.47	31
7.78	5.97		12,094	0.45	5.10	0.46	26
7.73	0.62		12,738	0.44	5.10	0.44	15
7.95	2.35		13,894	0.43	5.27	0.43	20

7.60	(3.58	) ( i)	77,356	0.81	7.87	0.81	48
8.61	13.12		64,497	0.81	7.74	0.81	69
8.24	4.60		58,131	0.80	7.95	0.80	47
8.30	(0.12)		40,477	0.79	7.91	0.85	68

10.68	8.09	( i)	121,338	0.40	4.99	0.47	9
10.39	5.84		127,554	0.40	4.99	0.46	5
10.32	0.31		120,779	0.40	5.20	0.48	5
10.65	2.16		134,005	0.40	5.28	0.43	10

10.79	8.33	( i)	882,626	0.25	5.09	0.48	16
10.48	5.97		829,330	0.25	4.83	0.48	18
10.38	0.62		1,177,895	0.25	5.08	0.47	16
10.67	2.30		1,135,323	0.25	5.19	0.46	25

JULY 1, 2008   85

Financial Highlights

Ultra

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Duration Bond Fund
Year Ended February 29, 2008	$10.53	$0.49	( h)	$0.27	$0.76	$(0.48)	$—	$(0.48)
Year Ended February 28, 2007	10.44	0.44	( h)	0.10	0.54	(0.45)	—	(0.45)
July 1, 2005 through February 28, 2006 (e)	10.52	0.24		(0.07)	0.17	(0.25)	—	(0.25)
February 22, 2005 (f) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	—	(0.15)

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)	—	(0.50)
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	—	(0.49)
July 1, 2005 through February 28, 2006 (e)	9.83	0.27		(0.06)	0.21	(0.29)	—	(0.29)
February 22, 2005 (f) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	—	(0.15)

Bond Fund
Year Ended February 29, 2008	9.31	0.51		(0.56)	(0.05)	(0.49)	—	(0.49)
September 1, 2006 through February 28, 2007 ( g)	9.20	0.24		0.12	0.36	(0.25)	—	(0.25)
Year Ended August 31, 2006	9.76	0.48		(0.32)	0.16	(0.45)	(0.27)	(0.72)
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	(0.73)
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	(0.66)
Year Ended August 31, 2003	10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	(0.51)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from August 31 to the last day in February.

(h)	Calculated based on average shares outstanding.

( i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

86   JPMORGAN INCOME FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.81	7.39% ( i)		$321,055	0.30%	4.64%	0.41%	40%
10.53	5.24		299,838	0.30	4.18	0.41	44
10.44	1.60		371,212	0.30	3.47	0.41	22
10.52	1.05		392,444	0.30	3.45	0.44	27

9.32	0.51	( i)	573,714	0.25	5.15	0.41	15
9.77	5.37		648,283	0.25	5.01	0.41	26
9.75	2.20		474,681	0.25	4.30	0.41	9
9.83	1.11		425,437	0.25	3.68	0.40	26

8.77	(0.56)		175,866	0.40	5.56	0.47	821
9.31	3.95		162,248	0.40	5.23	0.45	357
9.20	1.80		145,624	0.40	5.00	0.48	711
9.76	5.45		126,272	0.40	3.90	0.51	559
9.97	7.05		380,794	0.40	3.59	0.56	571
9.95	4.08		444,000	0.40	4.19	0.55	679

JULY 1, 2008   87

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE
INFORMATION AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, JPMorgan Equity Income Fund and JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

88   JPMORGAN INCOME FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the Reduced Rates for the Ultra Shares of the Government Bond Fund.

REDUCED RATE FUND

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Government Bond Fund	Ultra	0. 48%	0. 48%

Non-Reduced Rate Funds

The table below shows the ratios for Ultra Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Ultra Short Duration Bond Fund	Ultra	0.4 2%	0.4 2%
JPMorgan Short Duration Bond Fund	Ultra	0.4 2%	0.4 2%
JPMorgan Intermediate Bond Fund	Ultra	0.47%	0.47%
JPMorgan Core Bond Fund	Ultra	0. 50%	0. 50%
JPMorgan Core Plus Bond Fund	Ultra	0.4 5%	0.47%
JPMorgan Mortgage-Backed Securities Fund	Ultra	0.2 6%	0. 49%
JPMorgan High Yield Bond Fund	Ultra	0.8 2%	0.8 2%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

JULY 1, 2008   89

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Reduced Rate Fund

JPMorgan Government Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$49	5.00%	4.52%	4.52%
June 30, 2010	51	10.25	9.24	4.52
June 30, 2011	54	15.76	14.18	4.52
June 30, 2012	56	21.55	19.34	4.52
June 30, 2013	59	27.63	24.74	4.52
June 30, 2014	61	34.01	30.38	4.52
June 30, 2015	64	40.71	36.27	4.52
June 30, 2016	67	47.75	42.43	4.52
June 30, 2017	70	55.13	48.87	4.52
June 30, 2018	73	62.89	55.59	4.52

Non-Reduced Rate Funds

JPMorgan Ultra Short Duration Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$43	5.00%	4.58%	4.58%
June 30, 2010	45	10.25	9.37	4.58
June 30, 2011	47	15.76	14.38	4.58
June 30, 2012	49	21.55	19.62	4.58
June 30, 2013	51	27.63	25.10	4.58
June 30, 2014	54	34.01	30.83	4.58
June 30, 2015	56	40.71	36.82	4.58
June 30, 2016	59	47.75	43.08	4.58
June 30, 2017	61	55.13	49.64	4.58
June 30, 2018	64	62.89	56.49	4.58

90   JPMORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$43	5.00%	4.58%	4.58%
June 30, 2010	45	10.25	9.37	4.58
June 30, 2011	47	15.76	14.38	4.58
June 30, 2012	49	21.55	19.62	4.58
June 30, 2013	51	27.63	25.10	4.58
June 30, 2014	54	34.01	30.83	4.58
June 30, 2015	56	40.71	36.82	4.58
June 30, 2016	59	47.75	43.08	4.58
June 30, 2017	61	55.13	49.64	4.58
June 30, 2018	64	62.89	56.49	4.58

JPMorgan Intermediate Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$48	5.00%	4.53%	4.53%
June 30, 2010	50	10.25	9.27	4.53
June 30, 2011	53	15.76	14.21	4.53
June 30, 2012	55	21.55	19.39	4.53
June 30, 2013	57	27.63	24.80	4.53
June 30, 2014	60	34.01	30.45	4.53
June 30, 2015	63	40.71	36.36	4.53
June 30, 2016	66	47.75	42.54	4.53
June 30, 2017	69	55.13	48.99	4.53
June 30, 2018	72	62.89	55.74	4.53

JPMorgan Core Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$51	5.00%	4.50%	4.50%
June 30, 2010	53	10.25	9.20	4.50
June 30, 2011	56	15.76	14.12	4.50
June 30, 2012	58	21.55	19.25	4.50
June 30, 2013	61	27.63	24.62	4.50
June 30, 2014	64	34.01	30.23	4.50
June 30, 2015	67	40.71	36.09	4.50
June 30, 2016	70	47.75	42.21	4.50
June 30, 2017	73	55.13	48.61	4.50
June 30, 2018	76	62.89	55.30	4.50

JULY 1, 2008   91

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Plus Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$46	5.00%	4.55%	4.55%
June 30, 2010	50	10.25	9.29	4.53
June 30, 2011	53	15.76	14.24	4.53
June 30, 2012	55	21.55	19.41	4.53
June 30, 2013	57	27.63	24.82	4.53
June 30, 2014	60	34.01	30.48	4.53
June 30, 2015	63	40.71	36.39	4.53
June 30, 2016	66	47.75	42.56	4.53
June 30, 2017	69	55.13	49.02	4.53
June 30, 2018	72	62.89	55.77	4.53

JPMorgan Mortgage-Backed Securities Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$27	5.00%	4.74%	4.74%
June 30, 2010	52	10.25	9.46	4.51
June 30, 2011	55	15.76	14.40	4.51
June 30, 2012	57	21.55	19.56	4.51
June 30, 2013	60	27.63	24.95	4.51
June 30, 2014	63	34.01	30.59	4.51
June 30, 2015	65	40.71	36.48	4.51
June 30, 2016	68	47.75	42.63	4.51
June 30, 2017	71	55.13	49.06	4.51
June 30, 2018	75	62.89	55.79	4.51

JPMorgan High Yield Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$84	5.00%	4.18%	4.18%
June 30, 2010	87	10.25	8.53	4.18
June 30, 2011	91	15.76	13.07	4.18
June 30, 2012	95	21.55	17.80	4.18
June 30, 2013	99	27.63	22.72	4.18
June 30, 2014	103	34.01	27.85	4.18
June 30, 2015	107	40.71	33.20	4.18
June 30, 2016	112	47.75	38.76	4.18
June 30, 2017	116	55.13	44.56	4.18
June 30, 2018	121	62.89	50.61	4.18

92   JPMORGAN INCOME FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, lease contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds, except the Bond Fund is 811-4236.

Investment Company Act File No. for the Bond Fund is 811-21295.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-INCU-708

PROSPECTUS JULY 1, 200 8

JPMorgan

Income

Funds

Class R5 Shares

JPMorgan Core Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Emerging Markets Debt Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Core Bond Fund	1
JPMorgan High Yield Bond Fund	7
JPMorgan Emerging Markets Debt Fund	13
The Funds’ Management and Administration	19
How to Do Business with the Funds	2 1
Purchasing Fund Shares	2 1
Networking and Sub-Transfer Agency Fees	2 4
Exchanging Fund Shares	2 4
Redeeming Fund Shares	2 5
Shareholder Information	2 8
Distributions and Taxes	2 8
Shareholder Statements and Reports	2 8
Availability of Proxy Voting Record	29
Portfolio Holdings Disclosure	29
Investment Practices	3 0
Risk and Reward Elements for the Funds	3 8
Financial Highlights	44
Legal Proceedings and Additional Fee and Expense Information	46
How to Reach Us	B ack cover

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser), determines to be of comparable quality, as well as preferred stock. Such securities include U.S. government securities such as U.S. Treasury obligations as well as the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 30 for a discussion of average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk,

JULY 1, 2008   1

JPMorgan Core Bond Fund (continued)

credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government - related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Derivatives Risk.    The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

2   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 30–42.

JULY 1, 2008   3

JPMorgan Core Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past ten years. This provides some indication of the risks of investing in the Fund . The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

B est Q uarter	3rd quarter, 2001	5.13%	W orst Q uarter	2nd quarter, 2004	–2.22%

*	Class R5 Shares were launched 5/15/06. The performance in the bar chart prior to 1/1/07 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Bond Fund and its predecessor.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was 2.34%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5
Return Before Taxes	7.14	4.34	5.98
Return After Taxes on Distributions	5.38	2.58	3.79
Return After Taxes on Distributions and Sale of Fund Shares	4.60	2.66	3.76

LEHMAN BROTHERS U.S. AGGREGATE INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	4.42	5.97

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	7.35	3.57	5.28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Class R5 Shares were launched 5/15/06. The performance for the period before Class R5 Shares were launched is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the Pegasus Bond Fund and its predecessor.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2008   5

JPMorgan Core Bond Fund (continued)

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(expenses that are deducted from C lass R5 assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.1 9
Acquired Fund Fees and Expenses[2]	0.0 2
Total Annual Operating Expenses[3,4]	0.5 6
Fee Waivers and Expense Reimbursements[4]	(0.01)
Net Expenses[4]	0.55

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/2 9 /0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.53% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.5 4 % and Net Expenses would have been 0.53% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	178	312	700

6   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its A ssets in bonds. For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes. Under normal circumstances, the Fund invests at least 80% of its A ssets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 30 for a discussion of average weighted maturity.

The Fund may invest up to 20% of its net assets in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Corporation (S&P) and Ba or lower by Moody’s Investors Service Inc. (Moody’s)). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so called “ distressed debt” ( i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may also engage in securities lending.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   7

JPMorgan High Yield Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Smaller Company Risk.   As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

8   JPMORGAN INCOME FUNDS

Loan Risk. The Fund may invest a portion of its assets in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 30–42.

JULY 1, 2008   9

JPMorgan High Yield Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past nine years. This provides some indication of the risks of investing in the Fund . The table shows the average annual total returns for the past one year, five years, and life of the Fund. It compares that performance to the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Capped Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

B est Q uarter	2nd quarter, 2003	9.59%	W orst Q uarter	3rd quarter, 2001	–4.24%

*	Class R5 Shares were launched 5/15/06. The performance in the bar chart prior to 1/1/07 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –3.43%.

10   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	P ast 1 Y ear	P ast 5 Y ears	Life of Fund[1]
CLASS R5
Return Before Taxes	2.31	10.79	6.34
Return After Taxes on Distributions	(0.63)	7.76	3.01
Return After Taxes on Distributions and Sale of Fund Shares	1.64	7.52	3.31

LEHMAN BROTHERS U.S. CORPORATE HIGH YI ELD — 2% ISSUER C APPED INDEX2 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	2.26	10.74	6.96

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX 3,ˆ
(Reflects No Deduction for Taxes)	2.13	10.07	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Class R5 Shares were launched 5/15/06. The performance for the period before Class R5 Shares were launched is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund commenced operations on 11/13/98. Performance of the benchmarks is from 11/30/98.

2	The Lehman Brothers U.S. Corporate High Yield - 2% Issuer C apped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(fees paid directly from your investment)

Redemption Fee on S hares H eld L ess than 60 D ays as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2008   11

JPMorgan High Yield Bond Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(expenses that are deducted from C lass R5 assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.8 7

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/29/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.86% of its average daily net assets through 6/30/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.86% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
89	278	482	1,073

12   JPMORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 30, 2008, the JPMorgan Emerging Markets Bond Index Global duration was 6. 87, although the duration will likely vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are in struments that have a value based on another in strument , exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

JULY 1, 2008   13

JPMorgan Emerging Markets Debt Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities and Emerging Market Risks. Because the Fund primarily invests in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Sovereign Debt Securities Risk.  The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics simil ar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because

14   JPMORGAN INCOME FUNDS

the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

High Yield Securities Risk.  The Fund may invest without limit in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 30–42.

JULY 1, 2008   15

JPMorgan Emerging Markets Debt Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past ten years. This provides some indication of the risks of investing in the Fund . The table shows average annual total returns for the past one year, five years and ten years . It compares that performance to the JPMorgan Emerging Markets Bond Index Global, a broad-based securities market index and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

B est Q uarter	4th quarter, 2002	14.22%	W orst Q uarter	3rd quarter, 1998	–21.73%

*	Class R5 Shares were launched 5/15/06. The performance in the bar chart prior to 1/1/07 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/0 8 was –0.88%.

16   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	P ast 1 Y ear	P ast 5 Y ears	Past 10 Years
CLASS R5
Return Before Taxes	4.76	14.91	11.06
Return After Taxes on Distributions	2.15	11.02	6.85
Return After Taxes on Distributions and Sale of Fund Shares	3.23	10.94	6.96

JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL 1, ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.28	12.67	10.17

LIPPER EMERGING MARKETS DEBT FUNDS INDEX 2, ˆ
(Reflects No Deduction for Taxes)	5.88	15.04	10.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Class R5 Shares were launched 5/15/06. The performance for the period before Class R5 Shares were launched is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure.

1	The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The index is a administered by JPMorgan Securities, Inc., an affiliate of the Adviser. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class R5 Shares

The expenses of the Class R5 Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(fees paid directly from your investment)

Redemption Fee on S hares H eld L ess than 60 D ays as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2008   17

JPMorgan Emerging Markets Debt Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from C lass R5 assets)

Management Fees	0.70
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0. 28
Total Annual Operating Expenses [2]	1. 03

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding a cquired f und f ees and e xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05% of its average daily net assets through 6/30/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
105	328	569	1,259

18   JPMORGAN INCOME FUNDS

The Funds’ Management and Administration

The Emerging Markets Debt Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust.

The Core Bond Fund and the High Yield Bond Fund are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Fund and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/29/08, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Core Bond Fund	0.29%
High Yield Bond Fund	0.65
Emerging Markets Debt Fund	0. 70

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report dated 8/31/07 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Core Bond Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Core Bond Fund. An employee of JPMIA or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Fund since 1991. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. An employee of JPMIA or its affiliates since 1988, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson, Managing Director, has assisted in the management of the Fund since June 2007. Mr. Gibson is a principal high yield trader in the U.S. Fixed Income Group and has b een an employee of JPMIA and/or affiliated firms since 1998.

JULY 1, 2008   19

The Funds’ Management and Administration (continued)

Emerging Markets Debt Fund

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers for the Emerging Markets Debt Fund. Mr. Grills and Mr. Heiland have been responsible for the management of the Fund since 2000. An employee of JPMIM since 1993, Mr. Grills has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland is also a senior trader.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

20   JPMORGAN INCOME FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) pla ns, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Shares may also be purchased by current or future JPMorgan SmartRetirement Funds.

Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the

JULY 1, 2008   21

How to Do Business with the Funds (continued)

JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at

22   JPMORGAN INCOME FUNDS

4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed less any applicable redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R 5 )
Your Fund Number & Account Number
    (ex: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

JULY 1, 2008   23

How to Do Business with the Funds (continued)

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R 5 )
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund s may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund s will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other JPMorgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any

24   JPMORGAN INCOME FUNDS

reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or the Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the High Yield Bond Fund or the Emerging Markets Debt Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

JULY 1, 2008   25

How to Do Business with the Funds (continued)

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as a result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fees are paid to the High Yield Bond Fund or the Emerging Markets Debt Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Funds often do not have direct access to shareholder information and may be dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by a Fund. While such Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the

26   JPMORGAN INCOME FUNDS

securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2008   27

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, e ach Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gain generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain in excess of net long-term capital loss, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) to such a plan.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly

28   JPMORGAN INCOME FUNDS

account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   29

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Core Bond Fund	1
JPMorgan Emerging Markets Debt Fund	2
JPMorgan High Yield Bond Fund	3

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1, 3	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1–3	Credit Interest Rate Market Political Prepayment
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–3	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–3	Credit Interest Rate Market
Brady Bonds: S ecurities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2	Credit Currency Foreign Investment Interest Rate Market Political

30   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–3	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–3	Credit Currency Interest Rate Liquidity Market Political
Common Stock: Shares of ownership of a company.	3	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 3	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDS) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–3	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1, 3	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1–3	Liquidity Management Market

JULY 1, 2008   31

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets .	1–3	Foreign Investment
Exchange Traded Fund s (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (SPDRs) and NASDAQ 100’s.
	1–3	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADR) , Global Depositary Receipts (GDR) , European Depositary Receipts (EDR) and American Depositary Securities.
	1–3	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality .
	2, 3	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes f ixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1–3	Credit Currency Interest Rate Political
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	1–3	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–3	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–3	Investment Company Market

32   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Loan Assignments and Participations : A ssignments of , or participation in, all or a portion of loans to corporations or to governments , including governments of less developed countries.	1–3	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): D ebt instruments secured by real property.	1–3	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS s ) and other asset-backed structures.
	1, 3	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1, 3	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1, 3	Credit Interest Rate Market Natural Event Political Prepayment Tax

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of a Fund’s total assets except as permitted by law .

JULY 1, 2008   33

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–3	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–3	Credit Foreign Investment Political
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–3	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 3	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 Act, such as privately placed commercial paper and Rule 144A securities.
	1–3	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–3	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–3	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1–3	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1–3	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–3	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	2	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of a Fund’s total assets except as permitted by law .

34   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–3	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2	Foreign Investment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit ( REMIC ) or CMO structure.	1	Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–3	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–3	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–3	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1–3	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation

JULY 1, 2008   35

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–3	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon s Under Book Entry Safekeeping (CUBES).
	1–3	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–3	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–3	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

36   JPMORGAN INCOME FUNDS

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2008   37

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted ; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime ” mortgages.

• Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances a Fund plans to remain fully invested in bonds , other fixed-income securities , and other investments as permitted and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
• The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
• A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

38   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to
be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

• Foreign bonds are a primary investment for Emerging Markets Debt Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Emerging Markets Debt Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain
• The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics
•  A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

JULY 1, 2008   39

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• A Fund uses derivatives for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that it expect s will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

40   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/ appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements ) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions could raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

JULY 1, 2008   41

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling — Emerging Markets Debt Fund
•  Short sales may not have the intended effects and may result in losses
• The Fund may not be able to close out a short position at a particular time or at an acceptable price
• The Fund may not be able to borrow
certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit the Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• The Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow the Fund to generate positive returns in declining markets
•  The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds ( ETFs ) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

42   JPMORGAN INCOME FUNDS

This Page Intentionally Left Blank.

JULY 1, 2008   43

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past two fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Class R5 (a)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.66	$0.52	(g)	$0.35	$0.87	$(0.51)	$—	$(0.51)	$—
May 15, 2006 (f) through February 28, 2007	10.35	0.39	(g)	0.33	0.72	(0.41)	—	(0.41)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.63	0.66		(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(h)
May 15, 2006 (f) through February 28, 2007	8.31	0.52		0.35	0.87	(0.53)	(0.02)	(0.55)	—	(h)

Emerging Markets Debt Fund
Year Ended February 29, 2008	8.73	0.60		(0.19)	0.41	(0.57)	(0.15)	(0.72)	—	(h)
September 1, 2006 through February 28, 2007 (j )	8.39	0.24		0.36	0.60	(0.23)	(0.03)	(0.26)	—	(h)
May 15, 2006 (f ) through August 31, 2006	8.07	0.14		0.33	0.47	(0.15)	—	(0.15)	—	(h)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	The Fund changed its fiscal year end from August 31 to the last day in February.

44   JPMORGAN INCOME FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (b)
Net asset value, end of period	Total return (c)(d)		Net assets end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)
$11.02	8.41	%(i)	$177,019	0.45%	4.82%	0.54%	14%
10.66	7.03		55,785	0.45	4.64	0.50	8

7.61	(3.71	)(i)	18,807	0.86	7.83	0.86	48
8.63	10.90		8,732	0.86	7.57	0.86	69

8.42	4.79		22,347	1.02	7.25	1.03	80
8.73	7.15		8,571	1.05	5.42	1.14	68
8.39	5.88		2,426	1.05	7.23	1.23	270

JULY 1, 2008   45

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is be ing distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

There are no Funds subject to a Reduced Rate in this prospectus. The Reduced Rate with respect to certain other Funds was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may

46   JPMORGAN INCOME FUNDS

also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

Non-Reduced Rate Funds

The table below shows the ratios for Class R5 Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Core Bond Fund	R 5	0.5 5%	0.5 6%
JPMorgan High Yield Bond Fund	R 5	0.8 7%	0.8 7%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JULY 1, 2008   47

Legal Proceedings and Additional Fee and Expense Information (continued)

Non-Reduced Rate Funds

JPMorgan Core Bond Fund

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$56	5.00%	4.45%	4.45%
June 30, 2010	60	10.25	9.09	4.44
June 30, 2011	62	15.76	13.93	4.44
June 30, 2012	65	21.55	18.99	4.44
June 30, 2013	68	27.63	24.27	4.44
June 30, 2014	71	34.01	29.79	4.44
June 30, 2015	74	40.71	35.55	4.44
June 30, 2016	78	47.75	41.57	4.44
June 30, 2017	81	55.13	47.86	4.44
June 30, 2018	85	62.89	54.42	4.44

JPMorgan High Yield Bond Fund

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2009	$89	5.00%	4.13%	4.13%
June 30, 2010	92	10.25	8.43	4.13
June 30, 2011	96	15.76	12.91	4.13
June 30, 2012	100	21.55	17.57	4.13
June 30, 2013	104	27.63	22.43	4.13
June 30, 2014	109	34.01	27.48	4.13
June 30, 2015	113	40.71	32.75	4.13
June 30, 2016	118	47.75	38.23	4.13
June 30, 2017	123	55.13	43.94	4.13
June 30, 2018	128	62.89	49.89	4.13

48   JPMORGAN INCOME FUNDS

This Page Intentionally Left Blank.

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Core Bond Fund and the High Yield Bond Fund is 811-4236.

Investment Company Act File No. for the Emerging Markets Debt Fund is 811-21295.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-INCR-708

PROSPECTUS JULY 1, 2008

JPMorgan

Tax Aware

Funds

Class A & Class C Shares

JPMorgan Tax Aware High Income Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Tax Aware High Income Fund	1
The Fund’s Management and Administration	8
How to Do Business with the Fund	10
Purchasing Fund Shares	10
Sales Charges	1 4
Rule 12b-1 Fees	1 8
Networking and Sub-Transfer Agency Fees	1 8
Exchanging Fund Shares	1 8
Redeeming Fund Shares	1 9
Shareholder Information	2 2
Distributions and Taxes	2 2
Shareholder Statements and Reports	2 3
Availability of Proxy Voting Record	2 3
Portfolio Holdings Disclosure	2 3
Investment Practice s	2 4
Risk and Reward Elements for the Fund	30
Financial Highlights	3 4
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	3 6
How to Reach Us	Back cover

JPMorgan Tax Aware High Income Fund

What is the goal of the Fund?

The Fund seeks to provide a high level of after-tax income from a portfolio of fixed income investments.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including housing authority mortgage securities. The Fund invests in fixed and floating rate municipal securities representing an interest in or secured by residential mortgage loans. In addition, the Fund may invest in high yield, high risk municipal securities and other debt securities and instruments rated below investment grade. Such securities are also known as junk bonds. The Fund will invest in fixed income investments, including municipal securities, of any maturity. The Fund may invest in loan participations and assignments which may also be rated below investment grade.

Loan assignment and participations (“Loans”) will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than those of the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest in inverse floaters. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps (including credit default swaps) and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 35% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the Fund’s adviser, J. P. Morgan Investment Management Inc. (JPMIM) believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors.

All of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for both individuals and corporations . Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders may be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund generally will be taxable.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds, and unaffiliated closed-end and unregistered investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   1

JPMorgan Tax Aware High Income Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM allocates the Fund’s assets among sectors/strategies based on strategic positioning and other tactical considerations. JPMIM looks for market sectors and individual securities that it believes will perform well over market cycles using a value oriented approach. JPMIM selects individual securities, investments and subsectors after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, liquidity risk and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, in addition to the factors listed above, JPMIM focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. The portfolio management team will establish and monitor the strategy allocations for the Fund and determine the appropriate conditions that result in the rebalance of those strategies.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example , they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Alternative Minimum Tax Risk.  The Fund may invest in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s

2   JPMORGAN TAX AWARE FUNDS

financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, t he Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher than in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Loan Risk. The Fund may invest in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. Because the Fund may invest in inverse floaters, which result in a form of leverage, there are special risks involved. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment compan y . Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price

JULY 1, 2008   3

JPMorgan Tax Aware High Income Fund (continued)

movement of an ETF may not track the underlying index and may result in a loss.

Tax Aware Investment Risk.  The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require tradeoffs that reduce pre-tax income.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 24–33.

The Fund’s Past Performance1

The Fund commenced operations on 9/17/07 and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investment in the Fund.

1	The Fund’s fiscal year end is the last day of February.

4   JPMORGAN TAX AWARE FUNDS

Estimated Investor Expenses for Class A and Class C Shares

The estimated expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as a % of the Offering Priceˆ	3.75		NONE

Maximum Deferred Sales Charge (Load) , as a % of Original Cost of the Shares	NONE	ˆˆ	1.00

ˆ	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

ˆˆ	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	0.35	0.35
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.32	0.32

Total Annual Operating Expenses	1.17	1.67
Fee Waivers and Expense Reimbursements[2]	(0.52)	(0.52)

Net Expenses[2]	0.65	1.15

1	“Other Expenses” are based on estimated amounts for the current fiscal year and do not reflect imputed interest expense on floating rate notes.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Class A and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% and 1.15%, respectively, of average daily net assets through 6/30/09 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2008   5

JPMorgan Tax Aware High Income Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 06 /30 /09 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years
CLASS A SHARES* ($)	439	683
CLASS C SHARES** ($)	217	476

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years
CLASS A SHARES* ($)	439	683
CLASS C SHARES ($)	117	476

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

6   JPMORGAN TAX AWARE FUNDS

Tax Aware Investing

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of net realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management are the following:

•	employing a long-term approach to investing;

•	attempting to minimize net realized short-term capital gains;

•	selectively using tax-advantaged hedging techniques as an alternative to taxable sales; and

•	investing in municipal securities, the interest from which is exempt from federal income tax.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind. An in-kind redemption payment can shield the Fund — and non-redeeming shareholders — from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.

There can be no assurance, however, that taxable distributions can always be avoided.

JULY 1, 2008   7

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust) . The Trust is governed by T rustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms , and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense and performance levels and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee of 0.35% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the lead portfolio managers.

The portfolio management team of Jennifer Tabak, Ric hard Taormina, Deepa Majmudar, Bill Morgan and Cory Pollock has been responsible for the day-to-day management of the Fund since its inception.

Ms. Tabak, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Fund . Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax exempt market. Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Ms. Tabak’s employment with JPMIA began in 1991 as a financial analyst and included positions as senior financial analyst and, prior to 1996, controller. Mr. Taormina, a Managing Director of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Ms. Majmudar, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 2003, Ms. Majmudar is responsible for developing quantitative and risk management strategies and portfolio management. Previously, she worked as a quantitative analyst at Alliance Capital Management (and its predecessor firms) since 1999. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been an employee of JPMIA and/or affiliated firms since 1998. Mr. Pollock, a Vice President of JPMIM, is a high yield investment analyst. An employee since 2003, Mr. Pollock was previously a municipal bond investment banker with Banc of America Securities from 2001 to 2003.

The Statement of Additional Information provides additional information about the p ortfolio m anagers’ compensation , other accounts managed by the p ortfolio m anagers and the p ortfolio m anagers’ ownership of securities in the Fund .

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first

8   JPMORGAN TAX AWARE FUNDS

$25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class C Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2008   9

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the

10   JPMORGAN TAX AWARE FUNDS

Fund’s own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Fund has attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an up-front sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

JULY 1, 2008   11

How to Do Business with the Fund (continued)

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds ’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Fund s ha ve implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American or Caribbean equity securities held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds ’ Board of Trustees , determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take

12   JPMORGAN TAX AWARE FUNDS

advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

JULY 1, 2008   13

How to Do Business with the Fund (continued)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND1

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25
$100,000–$249,999	3.25	3.36	2.75
$250,000–$499,999	2.25	2.30	2.00
$500,000–$999,999	1.75	1.78	1.50
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in the Fund.

**	If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.35% of the purchase price if you redeem any or all of the Class A Shares between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the

14   JPMORGAN TAX AWARE FUNDS

exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share s holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of

JULY 1, 2008   15

How to Do Business with the Fund (continued)

Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made

16   JPMORGAN TAX AWARE FUNDS

within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
AFTER FIRST YEAR	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No sales charge is imposed on redemptions of Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

JULY 1, 2008   17

How to Do Business with the Fund (continued)

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party . However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

18   JPMORGAN TAX AWARE FUNDS

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

JULY 1, 2008   19

How to Do Business with the Fund (continued)

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly,

20   JPMORGAN TAX AWARE FUNDS

quarterly or annual systematic payments. The Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.	If your account falls below the minimum required balance and is closed as a result you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2008   21

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings , if any, to shareholders as distributions.

The Fund generally declares dividends of net investment income, if any, on the last business day of each month and pays such dividends on the first business day of the following month. The Fund will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the “What are the Fund’s main investment strategies?” section, the Fund invests primarily in various types of municipal bonds, the interest on which are exempt from federal income tax. Distributions that are properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders.

You should consult your tax advisor concerning your own tax situation. Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

The Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the interest dividends are expected primarily to be taxable as ordinary income. For federal income tax purposes, distributions of investment income (and any net short-term capital gain) generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. T he amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder that is recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of the fund just before a distribution, you will pay tax on the entire amount of any taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund’s investment in certain debt obligations , derivative instruments, and mortgage-backed and mortgage-related securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its

22   JPMORGAN TAX AWARE FUNDS

portfolio that it otherwise would have continued to hold including when it is not advantageous to do so. Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

The Fund’s investments in other investment companies, could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for statement requests that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   23

Investment Practices

This table discusses the types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases , credit card receivables and other securities backed by other types of receivables or other assets.
Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies .	Credit Interest R ate Liquidity Market
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Credit Currency Interest Rate Liquidity Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.
Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest R ate Liquidity Market Political
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation

24   JPMORGAN TAX AWARE FUNDS

INSTRUMENT	RISK TYPE
Credit Default Swaps (CDS ) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Liquidity Management Market
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (SPDRs) and NASDAQ 100’s.
Investment C ompany Market
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADR) , Global Depositary Receipts (GDR) , European Depositary Receipts (EDR) and American Depositary Securities.
Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality .
Credit Currency Interest R ate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes f i xed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Credit Currency Interest R ate Political
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest R ate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Credit Leverage Market

JULY 1, 2008   25

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliate s serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
Investment Company Market
Loan Assignments and Participations : A ssignments of , or participations in, all or a portion of loans to corporations or to governments , including governments of less developed countries.	Credit Currency Extension Foreign I nvestment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	Market
Mortgages (Directly Held): D ebt instruments secured by real property.	Credit Environmental Extension Interest R ate Liquidity Market Natural E vent Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS) and other asset-backed structures.
Credit Currency Extension Interest R ate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
Currency Extension Interest R ate Leverage Liquidity Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

26   JPMORGAN TAX AWARE FUNDS

INSTRUMENT	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Credit Interest Rate Market Natural E vent Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.
Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

JULY 1, 2008   27

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign I nvestment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest - Only (IO) and Principal - Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit ( REMIC ) or CMO structure.
Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
Credit Currency Interest R ate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
Credit Government S ecurities Interest Rate Market

28   JPMORGAN TAX AWARE FUNDS

INSTRUMENT	RISK TYPE
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).
Interest R ate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.
Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero - coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero - coupon debt securities which convert on a specified date to interest bearing debt securities.
Credit Currency Interest R ate Liquidity Market Political Valuation

Risk related to certain investments held by the Fund:

Credit risk  The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk  The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk  The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk  The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk  The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk  The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk  If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk  The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the F und’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2008   29

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• The Fund’s share price and performance will fluctuate in response to stock market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that included so-called “sub-prime” mortgages
• The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

• Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities and private placements; see the “ Investment Practice s ” section for a list of investments the Fund may use
• The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in cash and cash equivalents
• The a dviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
• The default of an issuer would leave the Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
• The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The a dviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

30   JPMORGAN TAX AWARE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The a dviser focuses its active management on those areas where it believes its commitment to research can most enhance income and manage risks in a consistent way

Exchange Traded Funds ( ETFs ) and other investment companies
• If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

JULY 1, 2008   31

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options and swaps[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
• The Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility • Derivatives that involve leverage could magnify losses
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to a Fund, affect the holding period of the Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gain at low cost

• The Fund uses derivatives for hedging and for risk management and /or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark
• The Fund only establishes hedges that i t expect s will be highly correlated with underlying positions
• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio
• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• The Fund may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

32   JPMORGAN TAX AWARE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short-term trading
• Increased trading would raise the Fund’s transaction costs
• Increased short-term capital gain distributions c ould raise shareholders’ income tax liability; such an increase in transaction costs and / or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain
•  The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics
• The Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase

JULY 1, 2008   33

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each share class for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Tax Aware High Income Fund

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Class A
September 17, 2007 (e) through February 29, 2008	$10.00	$0.19	(f)	$(0.41)	$(0.22)	$(0.19)

Class C
September 17, 2007 (e) through February 29, 2008	10.00	0.17	(f)	(0.41)	(0.24)	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits of 0.01%.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding.

34   JPMORGAN TAX AWARE FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 9.59	(2.23)%	$1,013	0.65%	4.21%	4.59%	8%

9.59	(2.46)	176	1.15	3.76	5.23	8

JULY 1, 2008   35

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

36   JPMORGAN TAX AWARE FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Fund is 811-21295.

©JPMorgan Chase & Co. 2008    All rights reserved. July 2008.

PR-TAHIAC-708

PROSPECTUS JULY 1 , 200 8

JPMorgan

Tax Aware

Funds

Select Class Shares

JPMorgan Tax Aware High Income Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Tax Aware High Income Fund	1
The Fund’s Management and Administration	7
How to Do Business with the Fund	9
Purchasing Fund Shares	9
Networking and Sub-Transfer Agency Fees	12
Exchanging Fund Shares	1 3
Redeeming Fund Shares	1 3
Shareholder Information	1 6
Distributions and Taxes	1 6
Shareholder Statements and Reports	1 7
Availability of Proxy Voting Record	1 7
Portfolio Holdings Disclosure	1 7
Investment Practice s	18
Risk and Reward Elements for the Fund	24
Financial Highlights	2 8
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	30
How t o Reach Us	Back cover

JPMorgan Tax Aware High Income Fund

What is the goal of the Fund?

The Fund seeks to provide a high level of after-tax income from a portfolio of fixed income investments.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including housing authority mortgage securities. The Fund invests in fixed and floating rate municipal securities representing an interest in or secured by residential mortgage loans. In addition, the Fund may invest in high yield, high risk municipal securities and other debt securities and instruments rated below investment grade. Such securities are also known as junk bonds. The Fund will invest in fixed income investments, including municipal securities, of any maturity. The Fund may invest in loan participations and assignments which may also be rated below investment grade.

Loan assignment and participations (“Loans”) will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than those of the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest in inverse floaters. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps (including credit default swaps) and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 35% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the Fund’s adviser, J. P. Morgan Investment Management Inc. (JPMIM) believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors.

All of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for both individuals and corporations . Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders may be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund generally will be taxable.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds, and unaffiliated closed-end and unregistered investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

JULY 1, 2008   1

JPMorgan Tax Aware High Income Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM allocates the Fund’s assets among sectors/strategies based on strategic positioning and other tactical considerations. JPMIM looks for market sectors and individual securities that it believes will perform well over market cycles using a value oriented approach. JPMIM selects individual securities, investments and subsectors after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, liquidity risk and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, in addition to the factors listed above, JPMIM focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. The portfolio management team will establish and monitor the strategy allocations for the Fund and determine the appropriate conditions that result in the rebalance of those strategies.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example , they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Alternative Minimum Tax Risk.  The Fund may invest in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead

2   JPMORGAN TAX AWARE FUNDS

to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, t he Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher than in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Loan Risk.  The Fund may invest in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its a dviser.

Affiliates of the a dviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the a dviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the a dviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment s . Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. Because the Fund may invest in inverse floaters, which result in a form of leverage, there are special risks involved. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment.

ETF and Investment Company Risk.  The Fund may invest in shares of an other investment compan y . Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

JULY 1, 2008   3

JPMorgan Tax Aware High Income Fund (continued)

Tax Aware Investment Risk.  The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require tradeoffs that reduce pre-tax income.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 18–27.

The Fund’s Past Performance1

The Fund commenced operations on 9/17/07 and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investment in the Fund.

1	The Fund’s fiscal year end is the last day of February.

4   JPMORGAN TAX AWARE FUNDS

Estimated Investor Expenses for Select Class Shares

The estimated expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.35
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.32

Total Annual Operating Expenses	0.92
Fee Waivers and Expense Reimbursements[2]	(0.37)

Net Expenses[2]	0.55

1	“Other Expenses” are based on estimated amounts for the current fiscal year and do not reflect imputed interest expense on floating rate notes.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of their average daily net assets through 6 / 30 /0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30 /0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COSTS ($)

(with or without redemption)

1 Year	3 Years
56	256

JULY 1, 2008   5

JPMorgan Tax Aware High Income Fund (continued)

Tax Aware Investing

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of net realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management are the following:

•	employing a long-term approach to investing;

•	attempting to minimize net realized short-term capital gains;

•	selectively using tax-advantaged hedging techniques as an alternative to taxable sales; and

•	investing in municipal securities, the interest from which is exempt from federal income tax.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind. An in-kind redemption payment can shield the Fund — and non-redeeming shareholders — from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.

There can be no assurance, however, that taxable distributions can always be avoided.

6   JPMORGAN TAX AWARE FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust) . The Trust is governed by T rustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different term s, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense and performance levels and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee of 0.35% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the lead portfolio managers.

The portfolio management team of Jennifer Tabak, Richard Taormina, Deepa Majmudar, Bill Morgan and Cory Pollock has been responsible for the day-to-day management of the Fund since its inception.

Ms. Tabak, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Fund . Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax exempt market. Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Ms. Tabak’s employment with JPMIA began in 1991 as a financial analyst and included positions as senior financial analyst and, prior to 1996, controller. Mr. Taormina, a Managing Director of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Ms. Majmudar, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 2003, Ms. Majmudar is responsible for developing quantitative and risk management strategies and portfolio management. Previously, she worked as a quantitative analyst at Alliance Capital Management (and its predecessor firms) since 1999. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been an employee of JPMIA and/or affiliated firms since 1998. Mr. Pollock, a Vice President of JPMIM, is a high yield investment analyst. An employee since 2003, Mr. Pollock was previously a municipal bond investment banker with Banc of America Securities from 2001 to 2003.

The S tatement of A dditional I nformation provides additional information about the p ortfolio m anagers’ compensation , other accounts managed by the p ortfolio m anagers and the p ortfolio m anagers’ ownership of securities in the Fund .

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first

JULY 1, 2008   7

The Fund’s Management and Administration (continued)

$25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

8   JPMORGAN TAX AWARE FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group

JULY 1, 2008   9

How to Do Business with the Fund (continued)

of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing activities. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

10   JPMORGAN TAX AWARE FUNDS

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds ’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds ’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an

JULY 1, 2008   11

How to Do Business with the Fund (continued)

account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary or, if applicable, call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be

12   JPMORGAN TAX AWARE FUNDS

receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of the Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus of any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

JULY 1, 2008   13

How to Do Business with the Fund (continued)

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

14   JPMORGAN TAX AWARE FUNDS

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2008   15

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings , if any, to shareholders as distributions.

The Fund generally declares dividends of net investment income, if any, on the last business day of each month and pays such dividends on the first business day of the following month. The Fund will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the “What are the Fund’s main investment strategies?” section, the Fund invests primarily in various types of municipal bonds, the interest on which are exempt from federal income tax . Distributions that are properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders.

You should consult your tax advisor concerning your own tax situation. Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

The Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the interest dividends are expected primarily to be taxable as ordinary income. For federal income tax purposes, distributions of investment income (and any net short-term capital gain) generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. T he amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder that is recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of any taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund’s investment in certain debt obligations , derivative instruments, and mortgage-backed and mortgage-related securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its

16   JPMORGAN TAX AWARE FUNDS

portfolio that it otherwise would have continued to hold including when it is not advantageous to do so. Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

The Fund’s investments in other investment companies, could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for statement requests that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2008   17

Investment Practices

This table discusses the types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases , credit card receivables and other securities backed by other types of receivables or other assets.
Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest R ate Liquidity Market
Bank Obligations: B ankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Credit Currency Interest Rate Liquidity Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.
Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest R ate Liquidity Market Political
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation

18   JPMORGAN TAX AWARE FUNDS

INSTRUMENT	RISK TYPE
Credit Default Swaps (CDS ) : A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Liquidity Management Market
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Deposit a ry Receipts (SPDRs) and NASDAQ 100’s.
Investment Company Market
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADR) , Global Depositary Receipts (GDR) , European Depositary Receipts (EDR) and American Depositary Securities.
Foreign I nvestment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.
Credit Currency Interest R ate Liquidity Market Political Portfolio Q uality Valuation
Inflation-Linked Debt Securities: Includes f ixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Credit Currency Interest R ate Political
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest R ate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Credit Leverage Market

JULY 1, 2008   19

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliate s serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
Investment Company Market
Loan Assignments and Participations : A ssignments of , or participations in, all or a portion of loans to corporations or to governments , including governments of less developed countries .	Credit Currency Extension Foreign I nvestment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	Market
Mortgages (Directly Held): D ebt instruments secured by real property.	Credit Environmental Extension Interest R ate Liquidity Market Natural E vent Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS) and other asset-backed structures.
Credit Currency Extension Interest R ate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
Currency Extension Interest R ate Leverage Liquidity Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

20   JPMORGAN TAX AWARE FUNDS

INSTRUMENT	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Credit Interest R ate Market Natural E vent Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.
Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets except as permitted by law.

JULY 1, 2008   21

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign I nvestment Political
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest - Only (IO) and Principal - Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.
Credit Market Political Prepayment
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
Credit Currency Interest R ate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
Credit Government Securities Interest Rate Market
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).
Interest R ate Market

22   JPMORGAN TAX AWARE FUNDS

INSTRUMENT	RISK TYPE
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.
Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero - coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero - coupon debt securities which convert on a specified date to interest bearing debt securities.
Credit Currency Interest R ate Liquidity Market Political Valuation

Risk related to certain investments held by the Fund:

Credit risk  The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk  The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk  The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk  The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk  The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk  The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk  If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk  The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the F und’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2008   23

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  The Fund’s share price and performance will fluctuate in response to stock market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated , or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that included so-called “sub-prime” mortgages
• The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities and private placements; see the “ Investment Practices” section for a list of investments the Fund may use
• The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in cash and cash equivalents
• The a dviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

•  The default of an issuer would leave the Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The a dviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

24   JPMORGAN TAX AWARE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The a dviser focuses its active management on those areas where it believes its commitment to research can most enhance income and manage risks in a consistent way

Exchange Traded Funds (ETFs) and other investment companies
•  If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
•  Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

JULY 1, 2008   25

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options and swaps[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
• The Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility
• Derivatives that involve leverage could magnify losses
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to a Fund, affect the holding period of the Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gain at low cost

•  The Fund uses derivatives for hedging and for risk management and /or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark
• The Fund only establishes hedges that it expect s will be highly correlated with underlying positions
• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio
• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  The Fund may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements ) and may borrow from banks as permitted by law

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

26   JPMORGAN TAX AWARE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short-term trading
•  Increased trading would raise the Fund’s transaction costs
• Increased short-term capital gain distributions c ould raise shareholders’ income tax liability; such an increase in transaction costs and / or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain
•  The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics
• The Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase

JULY 1, 2008   27

Financial Highlights

Th e financial highlights tables are intended to help you understand the Fund’s financial performance for each share class for the past fiscal period. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Tax Aware High Income Fund

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Select Class
September 17, 2007 (e) through February 29, 2008	$10.00	$0.19(f)	$(0.41)	$(0.22)	$(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits of 0.01%.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding.

28   JPMORGAN TAX AWARE FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.59	(2.22)%	$9,582	0.55%	4.31%	4.51%	8%

JULY 1, 2008   29

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

30   JPMORGAN TAX AWARE FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Fund is 811-21295.

©JPMorgan Chase & Co. 2008    All Rights Reserved. July 2008.

PR-TAHIS-708

JPMorgan Municipal Bond Funds
STATEMENT OF ADDITIONAL INFORMATION
PART I

July 1, 2008

JPMORGAN TRUST I (“JPMT I”)

JPMorgan California Tax Free Bond Fund (the “California Tax Free Bond Fund”)
JPMorgan Intermediate Tax Free Bond Fund (the “Intermediate Tax Free Bond Fund”)
JPMorgan New York Tax Free Bond Fund (the “New York Tax Free Bond Fund”)

JPMORGAN TRUST II (“JPMT II”)

JPMorgan Arizona Municipal Bond Fund (the “Arizona Municipal Bond Fund”)
JPMorgan Kentucky Municipal Bond Fund (the “Kentucky Municipal Bond Fund”)
JPMorgan Louisiana Municipal Bond Fund (the “Louisiana Municipal Bond Fund”)
JPMorgan Michigan Municipal Bond Fund (the “Michigan Municipal Bond Fund”)
JPMorgan Municipal Income Fund (the “Municipal Income Fund”)
JPMorgan Ohio Municipal Bond Fund (the “Ohio Municipal Bond Fund”)
JPMorgan Short Term Municipal Bond Fund (the “Short Term Municipal Bond Fund”)
JPMorgan Tax Free Bond Fund (the “Tax Free Bond Fund”)
JPMorgan West Virginia Municipal Bond Fund (the “West Virginia Municipal Bond Fund”)

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2008 , as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 29, 2008 included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240 .

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528
1-800-480-4111

SAI-MBTF- 708

PART I
GENERAL	1
The Trusts and the Funds	1
Share Classes	2
Miscellaneous	4
INVESTMENT RESTRICTIONS	4
INVESTMENT PRACTICES	10
ADDITIONAL INFORMATION REGARDING FUNDS INVESTMENT PRACTICES	17
QUALITY DESCRIPTION	29
DIVERSIFICATION	31
PORTFOLIO TURNOVER	31
TRUSTEES	32
Standing Committees	32
Ownership of Securities	32
Trustee Compensation	34
INVESTMENT ADVISER	36
Investment Advisory Fees	36
PORTFOLIO MANAGERS	37
Portfolio Managers’ Other Accounts Managed	37
Portfolio Managers — Ownership of Securities	40
ADMINISTRATOR	42
Administrator Fees	42
DISTRIBUTOR	43
Compensation Paid to JPMDS	43
Distribution Fees	44
SHAREHOLDER SERVICING	45
Shareholder Services Fees	45
BROKERAGE AND RESEARCH SERVICES	48
Brokerage Commissions	48
Broker Research	49
Securities of Regular Broker-Dealers	50
FINANCIAL INTERMEDIARY	50
Other Cash Compensation Payments	50
Finder’s Fee Commissions	50
Finder’s Fee Paid by Adviser and Distributor	51
TAX MATTERS	51
Capital Loss Carryforwards	54
PORTFOLIO HOLDINGS DISCLOSURE	55
SHARE OWNERSHIP	5 6
Trustees and Officers	56
Principal Holders	56
FINANCIAL STATEMENTS	64

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION

PART I

GENERAL

The Trusts and the Funds

The Funds (other than the California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund) are series of JPMorgan Trust II (the “JPMT II”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The Funds were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985.

The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are successor mutual funds to JPMorgan Funds that were series of J.P. Morgan Series Trust or J.P. Morgan Mutual Fund Select Trust (“Predecessor Funds”) prior to February 18, 2005.

Municipal Bond Funds: The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Municipal Income Fund, the Ohio Municipal Bond Fund, the Short Term Municipal Bond Fund, the Tax Free Bond Fund, and the West Virginia Municipal Bond Fund are collectively referred to as the “Municipal Bond Funds”.

Tax Free Bond Funds: The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are collectively referred to as the “Tax Free Funds”.

Fund Names. Prior to February 19, 2005, the Municipal Bond Funds had the following names listed below corresponding to their current names:

Former One Group Name	Current Name
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Municipal Bond Fund
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Municipal Bond Fund
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Municipal Bond Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Municipal Bond Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Municipal Bond Fund
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Municipal Bond Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Municipal Bond Fund

The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Series Trust (“JPMST”)
JPMorgan California Tax Free Bond Fund

Part I - 1

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

JPMST. Prior to February 19, 2005, the California Tax Free Bond Fund was a series of JPMST, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on August 15, 1996.

JPMMFST. Prior to February 19, 2005, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund were series of JPMMFST, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 1, 1996.

After the close of business on February 18, 2005, the JPMorgan Intermediate Tax Free Income Fund acquired all of the assets and liabilities of One Group Intermediate Tax-Free Bond Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFST, on behalf of JPMorgan Intermediate Tax Free Income Fund, and One Group Mutual Funds, on behalf of One Group Intermediate Tax-Free Bond Fund (“Merger Agreement”). Following the merger, the terms of which were set forth in the Merger Agreement, the JPMorgan Intermediate Tax Free Income adopted the name “JPMorgan Intermediate Tax Free Bond Fund” effective February 19, 2005.

Fund Names. Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees of JPMST or JPMMFST, as applicable:

New Name	Former Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

For ease of reference, throughout this SAI, the Board of Trustees of JPMT I, the Board of Trustees of JPMT II and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the “Board of Trustees.”

Share Classes

The Trustees of the Funds have authorized the issuance of the following classes of shares of the Funds:

Part I - 2

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Class R5
Arizona Municipal Bond Fund	X	X	X	X
Kentucky Municipal Bond Fund	X	X	X	X
Louisiana Municipal Bond Fund	X	X	X	X
Michigan Municipal Bond Fund	X	X	X	X
Municipal Income Fund	X	X	X	X
Ohio Municipal Bond Fund	X	X	X	X
Short Term Municipal Bond Fund	X	X	X	X
Tax Free Bond Fund	X	X	X	X
West Virginia Bond Fund	X	X	X	X
California Tax Free Bond Fund	X		X	X	X
Intermediate Tax Free Bond Fund	X	X	X	X	X
New York Tax Free Bond Fund	X	X	X	X	X

The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class B	Class C		Select Class	Institutional Class	Class R5
Arizona Municipal Bond Fund	X	X	X		X
Kentucky Municipal Bond Fund	X	X			X
Louisiana Municipal Bond Fund	X	X			X
Michigan Municipal Bond Fund	X	X	X		X
Municipal Income Fund	X	X	X		X
Ohio Municipal Bond Fund	X	X	X		X
Short Term Municipal Bond Fund	X	X	X		X
Tax Free Bond Fund	X	X	X	*	X
West Virginia Bond Fund	X	X			X
California Tax Free Bond Fund	X		X		X	X
Intermediate Tax Free Bond Fund	X	X	X		X	X
New York Tax Free Bond Fund	X	X	X		X	X

Part I - 3

*	Class C Shares commenced operations as of the date of this SAI.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMMFG, J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “JPMorgan Fund,” and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, are referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

The Funds which are series of JPMT I are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors” or “JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management Incorporated (“SC-R&M”), and/or sub-advised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trusts with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Part I - 4

The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Restrictions.

The Tax Free Bond Fund, the Short Term Municipal Bond Fund and the Municipal Income Fund may not:

1.  Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2.  Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund may not:

1.  Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be

Part I - 5

considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond Fund).

The following policy applies to the Arizona Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Kentucky Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Louisiana Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Michigan Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Ohio Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the West Virginia Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Short Term Municipal Bond Fund, the Tax Free Bond Fund and the Municipal Income Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Municipal Income Fund:

Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund will be invested in Municipal Securities.

Part I - 6

None of the Municipal Bond Funds may:

1.  Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

None of the Funds may:

1.  Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

2.  Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

3.  Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

4.  Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

5.  Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6.  Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

7.  Issue senior securities except with respect to any permissible borrowings.

8.  Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Policies. The following investment restrictions are non-fundamental and therefore can be changed by the Board of Trustees without prior shareholder approval.

The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund will not:

1.  Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund’s total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

Part I - 7

No Municipal Bond Fund may:

1.  Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Municipal Bond Fund may:

1.  Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT I

Fundamental Investment Restrictions.

(1)  (a) The California Tax Free Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction. Industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” However, it is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of any “industry”;

(2)  (a) The California Tax Free Bond Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that

Part I - 8

may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3) The California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not borrow money, except to the extent permitted by applicable law;

(4) The Tax Free Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5)  (a) The California Tax Free Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) may make direct investments in mortgages;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded. Real estate includes Real Estate Limited Partnerships;

(6)  (a) The California Tax Free Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(7) The Funds may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law; and

(8) All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.

The following policy applies to the California Tax Free Bond Fund:

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The following policy applies to the New York Tax Free Bond Fund:

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

Part I - 9

Non-Fundamental Investment Restrictions. The investment restrictions described below are non-fundamental policies of the Tax Free Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that:

(1)  The Tax Free Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)  The Tax Free Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)  The Tax Free Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)  The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not, with respect to 50% of its total assets, hold more than 10% of the outstanding voting securities of any issuer;

(5)  The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell interests in oil, gas or mineral leases;

(6)  The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(7)  The Tax Free Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of the Tax Free Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Arizona Municipal Bond Fund	1
Kentucky Municipal Bond Fund	2
Louisiana Municipal Bond Fund	3
Michigan Municipal Bond Fund	4
Municipal Income Fund	5

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Ohio Municipal Bond Fund	6
Short Term Municipal Bond Fund	7
Tax Free Bond Fund	8
West Virginia Municipal Bond Fund	9
California Tax Free Bond Fund	10
Intermediate Tax Free Bond Fund	11
New York Tax Free Bond Fund	12

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	7	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–12	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1–12	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–12	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–12	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–12	Options and Futures Transactions

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Instrument	Fund Code	Part II Section Reference
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–12	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–12	Debt Instruments
Credit Default Swap (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–12	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–12	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1–12	Demand Features
Exchange Traded Fund (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100’s.
	1–12	Investment Company Securities and Exchange Traded Funds
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	10	Debt Instruments

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Instrument	Fund Code	Part II Section Reference
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–12	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–12	Inverse Floating and Interest Rate Caps
Investment Company Securities: Shares of other investment companies , including money market funds for which the Adviser and/ or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–12	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1–12	Loan Assignments and Participations
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collaterized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed securities.
	1–12	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	7	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes , other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–12	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1–12	Miscellaneous Investment Strategies and Risks

Part I - 13

Instrument	Fund Code	Part II Section Reference
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	7	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.
	1–12	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	7	Equity Securities, Rights and Warrants
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1–12	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–12	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by a Fund.	7	Reverse Repurchase Agreements
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–12	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1–12	Short-Term Funding Agreements

Part I - 14

Instrument	Fund Code	Part II Section Reference
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions .	7	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	7	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–12	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–12	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1–12	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes.	1–12	Miscellaneous Investment Strategies and Risks

Part I - 15

Instrument	Fund Code	Part II Section Reference
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1–12	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“ Ginnie Mae ”), the Federal National Mortgage Association (“ Fannie Mae ”) and the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”) , including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1–12	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
	1–12	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–12	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–12	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero - coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero -coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–12	Debt Instruments

Part I - 16

ADDITIONAL INFORMATION REGARDING
FUNDS INVESTMENT PRACTICES

The following information is a summary of special factors that may affect any Fund invested in municipal securities from the States of Arizona, California, Kentucky, Louisiana, Michigan, New York, Ohio and West Virginia and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below.

Arizona Municipal Securities

As used in this SAI, the term “Arizona Municipal Securities” refers to municipal securities, the income from which is excluded from the gross income of the owners thereof for Federal income tax purposes, and is exempt from the taxable income of the owners thereof for State of Arizona income tax purposes .

Risk Factors Regarding Investments in Arizona Municipal Securities. Over the past several years , Arizona’s economy has grown faster than most other regions of the country. For example, in 2006 Arizona ranked third among all states with 6.8% growth of State Gross Domestic Product (“GSP”), behind only Idaho and Wyoming. In 2005, Arizona tied for third with North Dakota with GSP growth at 6.6%, only behind Nevada and Florida. Although the State has experienced GSP growth in recent years, national economic conditions changed significantly during 2007. Therefore GSP increases, if any, may be more modest during 2008. In the alternative, Arizona may possibly already be in a recession that began in the third or fourth quarter of 2007, primarily due to major contractions in homebuilding.

Arizona experienced population growth of 3.6% in both 2005 and 2006, which was the highest rate of growth in each year among the fifty states. Between 2000 and 2006, Arizona’s population increased approximately 23 % to almost 6.3 million. Maricopa County, the State’s most populous county, experienced approximately 23.5% growth to a population of almost 3.8 million. Within Maricopa County is the City of Phoenix, Arizona’s largest city and the fifth largest city in the United States. Projected population growth in 2008 remains relatively high, at approximately 3.5% estimated growth throughout the State.

Arizona has exhibited job creation in recent years. However, the rate of job creation decreased in 2007. Average annual employment growth in 2007 was 1.2%, compared to average annual growth of 5% in 2006 and growth exceeding 6% in 2005. Non-farm employment is projected to grow 2.4 % in 2008. Unemployment in Arizona was 4.1% as of December 2006, 4.7% as of December 2007 and 4. 0% as of February 2008.

Arizona’s per capita personal income generally has been below the national average due to such factors as poverty on the Indian reservations within the State , the State’s relatively high number of retirees and children, and the State’s below average wage scale. Nevertheless, Arizona’s per capita personal income grew approximately 22.6% from 2000 to 2006. In 2005, 2006 and 2007, respectively, per capita personal income grew 6.0%, 4.7% and 4.1%. Projected 2008 per capita personal income growth is estimated at 0.7%. In addition, personal income during the 2000 to 2006 period grew 37.2%, from approximately $132.6 billion to approximately $181.9 billion. In 2005, 2006 and 2007, respectively, personal income increased 9.7%, 9.2% and 7.7%. Projected 2008 personal income growth is estimated at 3.4%.

Part I - 17

Retail sales in Arizona grew 48.1% from 2000 to 2006. In 2005, 2006 and 2007, respectively, retail sales grew 13.3%, 8.2% and 3.8%. Projected 2008 retail sales growth is estimated at 1.0%.

Following a period of rapid appreciation of residential home values, Arizona has recently faced a downturn in the residential housing market. Projections of a 20% decline in home values exist. In addition, a decrease in homebuilding results in a risk of job loss for construction workers, realtors, mortgage brokers, title company personnel, home inspection crews, engineers and others. Commercial real estate in the metro Phoenix office market is projected to experience modest growth in 2008. New commercial construction activity in 2007 was substantial and nearly doubled the commercial projects completed in 2006. There is approximately 13.9 million square feet of actively planned buildings, indicating continuing construction activity in 2008. However, the slowdown in the residential housing market may have expanded into an overall contraction of the Arizona economy, as addressed above.

The Arizona state government had a positive balance of $639 million in 2005, and a fiscal year 2006 positive balance over $1 billion. However, changing economic conditions have resulted in a projected 2008 budget shortfall of approximately $1.2 billion. This projected shortfall was revised in February 2008, and increased from an initial projected shortfall of approximately $700 million. The projected 2009 budget has a shortfall of $1.7 billion. The Governor and Arizona Legislature are working to find solutions to the budget shortfalls including state employee hiring freezes and debt financing new school construction.

The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure and Finance Authority of Arizona and the Arizona School Facilities Board are authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

The Arizona Constitution limits the amount of debt that can be issued by the State ’s counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding 6% of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for the purposes of supplying water, light, sewers, open space preserves, parks, playgrounds, recreational facilities, transportation and public safety. These constitutional debt limits generally do not apply to revenue bonds payable from special fund revenue sources .

In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Arizona Legislature to establish and maintain “a general and uniform public school system.” After several attempts, each of which were held unconstitutional by the Arizona Supreme Court, the Arizona Legislature passed the Students First legislation in July 1998 establishing a centralized school capital finance system, which, among other things, substantially limits the ability of school districts to issue bonds. This legislation has no effect on the obligation or ability of Arizona school districts to pay debt service on outstanding bonds. The Students First legislation created a building renewal fund for maintaining existing school facilities. Legislators have used the fund to balance the state budget and to support high-profile programs, resulting in significant shortfalls in the amount of building-renewal funding Arizona schools actually receive. In

Part I - 18

November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. Collections from this tax increase, however, have been less than projected. As a consequence, the Arizona Legislature, as part of the fiscal year 2005 budget and again in the 2006 budget, authorized up to $250 million in lease-to-own financing of school facilities construction. The projected 2009 budget allocates up to $370 million for these financings.

California Municipal Securities

Under normal circumstances, the California Tax Free Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, “municipal securities ” has the same meaning as California Municipal Securities . California Municipal Securities are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities also is exempt from federal income tax. The California Tax Free Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund’s distributions from interest on California Municipal Securities and other municipal securities in which the California Tax Free Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See “Tax Matters.”

Risk Factors Affecting California Municipal Securities. Given that the California Tax Free Bond Fund is invested primarily in California Municipal Securities, the Fund is subject to risks relating to California’s economy and the financial condition of its state and local governments and their agencies.

With a gross state product of approximately $ 1.7 trillion, California’s economy is the largest state economy in the United States. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. Although California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services and may be sensitive to economic factors affecting those industries.

Since mid-2000, California has experienced difficulties with the supply and price of electricity and natural gas in much of the State . The State remains braced for anticipated energy shortages as well as increased energy costs. The Governor has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The Economic Recovery Bonds (“ ERBs ”) replace the previously authorized “Fiscal Recovery Bonds.”

Effective July 1, 2004, the repayment of the ERBs is secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% , which will be deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are decreased by a commensurate amount. As soon as the ERBs are repaid , the State’s share of the sales and use tax will terminate and the city and county portion of taxes will be increased by 0.25% . The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Account , as specified in the Balanced Budget Amendment (i.e., Proposition 58, as described below). In the event the dedicated revenue falls

Part I - 19

short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of May 1, 2008 California has approximately $ 57.6 billion of outstanding state general obligation bonds , which include ERBs. Given the growing budget gap, the pre-payment of ERBs was not a focus of the proposed 2008-09 budget.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve, the Budget Stabilization Account, 2% in 2007-08, and 3 % in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. In January 2008, the Governor announced that he proposed to use his authority under Proposition 58 to suspend the pre-payments for ERBs in 2008-09 and to sell the remaining bonds to rebuild the budget reserve for 2007-08.

Recently, economic growth in the State has slowed considerably, with lower job growth than in the prior several years, and economic growth is expected to be slow in 2008 with some increase in 2009. As a reflection of the slowing economy, unemployment in the State rose from 4.4% to 5.0% from December 2006 to December 2007. California added 78,800 jobs over 2007, which represents a 0.5% increase over job growth in 2006. But it is estimated that total job growth in 2008 will be the lowest since 2004. In addition, California personal income growth is projected to slow from 5.9% in 2007 to 4.7% in 2008, and wage and salary growth are expected to slow from 0.8% in 2007 to 0.6% in 2008.

The downturn in the housing sector and higher energy costs primarily have been behind a slowing of the economy in the State. In the first 10 months of 2007, as compared to 2006, the number of new housing permits issued in California fell by 36% and sales of existing single-family homes declined by 25%. New home sales are estimated to be down between 35% and 40% for 2007 relative to their peak in 2005. However, some sectors such as high-tech, information services, international trade and non-residential construction have performed relatively well.

California’s fiscal year begins on July 1 and ends on June 30 of the following year. On August 24, 2007, the 2007 Budget Act was enacted. The sluggish economy has caused a growing mismatch between revenues and spending in the State for the current fiscal year. The Governor, in an address given on April 24, 2008, estimated that the operating deficit for 2007-08 will be $7 billion. The State of California Legislative Analyst Office predicts that the budget shortfall for 2008-09 will be $15 billion, in the absence of any changes in State law or policy reducing spending.

In response to the problematic budget situation in the State, the Governor declared a fiscal emergency on January 10, 2008 and called a special session of the Legislature. On February 14, 2008, the State issued $3.179 billion of ERBs that provided $3.313 billion of additional revenues to the General Fund. The State also is expected to save an estimated $100 million with an order issued by the Governor on February 19, 2008 that directed State agencies and departments to reduce their 2007-08 fiscal year expenditures by 1.5% on an annualized basis. In the Governor’s May revisions to the proposed 2008-09 budget, the administration proposes more than $8 billion in new solutions to close the budget gap, which includes the securitization of future lottery revenues, a spending cap and automatic reductions in the future.

As of the date of this SAI , California’s general obligation bonds have been assigned ratings of A+, A1, and A+ by Standard and Poor’s Ratings Services , Moody’s Investors Service and Fitch Ratings , respectively. Moody’s upgraded California’s rating in May 2006, citing California’s strong economy and

Part I - 20

increased tax revenues. But in January 2008, Fitch placed California’s rating on negative watch. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of California Municipal Obligations.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments, as well as budget developments, may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Kentucky Municipal Securities

As used in this SAI, the term “Kentucky Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Kentucky personal income tax.

Risk Factors Regarding Investments in Kentucky Municipal Securities. Given that the Kentucky Municipal Bond Fund is invested primarily in Kentucky Municipal Securities, the Fund is subject to risks relating to Kentucky’s economy and the financial condition of its state and local governments and their agencies.

The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and was not the case with respect to Kentucky political subdivisions until 1994. Municipal Securities in Kentucky generally have been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. The voters of Kentucky approved an amendment to Kentucky’s constitution in 1994 , which has allowed local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds without a statewide election. The Kentucky Municipal Bond Fund is not required to invest any particular percentage of its assets in Kentucky Municipal Securities , which are general obligations of issuers with substantial assets.

Kentucky’s economy tends to move in fairly close tandem with the national economy. Kentucky began to experience a meaningful slowing of economic growth , along with the rest of the nation, late in 2007. State Government reported in March 2008 that receipts from the Commonwealth’s individual income tax, its largest revenue producer, was down 5.1%, and that revenues from its sales and use taxes, property taxes, and corporation income tax had also fallen.

In April 2008, Kentucky’s General Assembly approved a $19 billion budget for the biennial period from July 1, 2008 through June 30, 2010, after debate between House representatives favoring an

Part I - 21

increase in cigarette taxes and Senate representatives opposing any tax increases. A Conference Committee produced a budget, which both houses accepted, with no tax increases. The General Assembly did not pass any broad reform addressing the estimated $26.6 billion shortfall that exists in Kentucky’s public pension systems at the State and local levels, although it did address the pension problems somewhat by making a larger contribution to the retirement systems than it did in 2007.

Louisiana Municipal Securities

As used in this SAI, the term “Louisiana Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Louisiana personal income tax.

Risk Factors Regarding Investments in Louisiana Municipal Securities. Given that the Louisiana Municipal Bond Fund is invested primarily in Louisiana Municipal Securities, the Fund is subject to risks relating to Louisiana’s economy and the financial condition of its state and local governments and their agencies.

Hurricane Katrina and Hurricane Rita have had a significant impact upon the Louisiana state economy and more directly the City of New Orleans and its surrounding areas. In spite of the damage suffered, Louisiana currently enjoys a stable outlook on its bond rating due in large part to Gulf Opportunity Zone or “GO Zone” legislation, which provided $400 million of tax-credit bonds to help New Orleans and other related public entities meet their debt service requirements. Another favorable factor is the State’s institutionalized budget discipline, which enables it to minimize potential deficits. Federal legislation has provided much needed relief for the State’s municipalities, and a large portion of the dollars that were allocated for the recovery, including $7.9 billion of private activity bonds for businesses and $7.5 billion of community development block grants for homeowners , have started reaching residents.

While New Orleans still faces numerous challenges, key commercial sectors, including tourism, have rebounded. In addition, a significant portion of New Orleans’ pre-Katrina population has returned and major revenues are tracking favorably at approximately 80% of pre-Katrina levels. Repopulation is significant because the ability of the City to service its debt in the future depends heavily on a large tax base and increasing property tax revenues.

On a long-term basis, the State will be challenged to rebuild its economy, as most of its key industries — including tourism, seafood production, oil and gas, and chemicals suffered damage. The extent and pace of the industries’ recovery is critical to the State’s economic success. Oil and gas production has been restored. During the last two years, sustained high levels of energy prices resulted in a rise in oil and gas revenues to the State .

While the hurricanes exacerbated the State’s slow economic and population growth, Louisiana’s revenue performance since Katrina and Rita has significantly exceeded expectations. The State generated a budget surplus during each of the last three years. By working to match expenses to revenues, building a rainy day fund, and implementing other debt reduction measures, the State has improved its ability to identify and manage fiscal deficits. In addition to Louisiana’s satisfactory revenue and budget performance , the number of jobs in the State has steadily risen since 2005. While the State has not yet exceeded its peak of 1.95 million jobs achieved in June of 2005, the Department of Labor reported that 1.93 million Louisianans were employed in February of 2008. Future projections are based largely on estimates of the pace of recovery, the continuation of certain spending by consumers and businesses, the return of the State’s population, and other factors that are difficult to predict.

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Michigan Municipal Securities

As used in this SAI, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities. Given that the Michigan Municipal Bond Fund is invested primarily in Michigan Municipal Securities, the Fund is subject to risks relating to Michigan’s economy and the financial condition of its state and local governments and their agencies.

The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

While the national economy has shown strength since the 2001 through 2003 economic downturn, the Michigan economy continues to lag that of the nation as a whole. The State’s dependence on manufacturing, particularly the manufacturing of automobiles and automotive parts, in the context of reduced market share for Michigan-based companies, has led to the loss of more than 325,000 jobs in the State in the period 2000 through 2007 . This has had a significant adverse impact on Michigan ’ s economy and upon the revenue of the State and its political subdivisions. In 2007, the unemployment rate in Michigan was an estimated 7.2 % as compared with the rate of 6.9% in 2006.

The decline in the Michigan economy had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through 2007. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended.

Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international business conditions or monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production, and the uncertainties presented by proposed changes in federal aid policies for state and local governments.

The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year , which means the year following the determinations of the shortfall, according to an opinion issued by the State’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

Part I - 23

The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at present levels.

Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2007 , the State had approximately $ 1.6 billion of general obligation bonds outstanding.

Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State , substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the State’s sales and use tax increased from 4% to 6%, the State’s income tax decreased from 4.6% to 4.4% (now 4.35% ) , and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property.

Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

Part I - 24

A stagnant economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other “revenue” securities to make periodic payments for the use of those facilities.

New York Municipal Securities

As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

Risk Factors Regarding Investments in New York Municipal Securities. Given that the New York Tax Free Bond Fund is invested primarily in New York Municipal Securities, the Fund is subject to risks relating to New York’s economy and the financial condition of its state and local governments and their agencies.

New York State historically has been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State ’ s economy is diverse with a comparatively large share of the nation ’ s financial activities, information, education and health services employment, and a very small share of the nation ’ s farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State ’ s economy grew more slowly than that of the nation as a whole, gradually eroding the State ’ s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State ’ s economy has equaled or exceeded national trends, certain recent events (such as the events of September 11, 2001 and corporate governance scandals) resulted in a much sharper downturn in New York than in the rest of the nation.

Given New York City’s status as an international financial center, the credit crisis that began in 2007 could have an especially negative impact on the New York State economy. In its May 1, 2008 report, the New York State Division of the Budget stated that the national economy has entered a recession and that New York State’s economy will soon follow. Factors that have hurt the overall economy include the subprime mortgage crisis, a loss of momentum in the national labor market, and a decrease in both household and business spending, partly as a result of decreased credit market liquidity. Cushioning the current slowdown is solid growth in the global economy; however, that growth could slow further than expected as a result of the economic downturn in the United States. The Federal government also has taken stimulative action.

Consistent with the slowing of both the national and New York economies, New York State private sector employment growth is expected to slow to 0.2% for 2008. As a result of the uncertainty surrounding bank balance sheets, activity within the finance sector has slowed, and New York Stock Exchange-member firms posted a fourth quarter loss of $16.3 billion, the largest loss since the first quarter of 1980, when the data first became available. Wage growth in the State is projected to fall from 8.3% in 2007 to 2.7% in 2008. Slower growth in both the wage and nonwage components of income is projected to result in personal income growth of 3.4% for 2008, following 7.7% growth for 2007.

Although the New York State Division of the Budget projects that the State will enter a recession, it also projects that the State’s economic downturn will not be as severe as the past two recessions, which were characterized by multiple years of job losses. Certain sectors, such as education, health care and social assistance services, and leisure and hospitality services, are projected to maintain relatively healthy rates of job growth.

The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of

Part I - 25

regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York ’ s economy than to the national economy, therefore any decline in stock market performance could adversely affect the State ’ s income and employment levels. Higher energy prices, a weakening housing market, interest rate increases and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

On January 22, 2008, former Governor Eliot Spitzer presented the 2008-09 State Budget for New York, and on April 9, 2008, the Legislature completed action on the State Budget. The New York Division of the Budget projects that the State Budget is balanced in the General Fund on a cash basis, as is required by law. At the time the Legislature enacted the Budget, State Operating Funds spending was projected to total $80.9 billion, a 5.0% increase from the previous year. All Funds spending, which includes federal funds, will total $121.7 billion, an increase of 4.8% from the previous year. The State expects to close the 2008-09 fiscal year with a balance of $2.0 billion in the General Fund.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the Governor is required to propose a balanced budget each year. There can be no assurance , however, that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. According to the 2008-09 Budget Financial Plan, the State projects General Fund current-services budget gaps in future years of $5.0 billion in 2009-10, $7.7 billion in 2010-11, and $8.8 billion in 2011-12.

The fiscal stability of New York State is related to the fiscal stability of the State ’s municipalities, its agencies and public authorities (which generally finance, construct and/or operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In addition, authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

Public authorities generally are supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek

Part I - 26

additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of the date of this SAI , New York State’s General Obligation bonds are rated AA- by Fitch Ratings, Aa3 by Moody’s Investors Service and AA by Standard and Poor’s Ratings Services. All three agencies base their General Obligation ratings on the State’s strong and diverse economic base and on the remote nature of default risk as compared to other issuers. This is offset by the State’s high debt levels, persistent out-year gaps and a politically charged budget process. Rating agencies place emphasis on consistently maintaining adequate reserves and overcoming fiscal challenges posed by spending pressures. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Securities .

The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2008 - 09 balanced Budget.

Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State ’ s population and personal income, and New York City ’ s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

Ohio Municipal Securities

As used in this SAI, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities. Given that the Ohio Municipal Bond Fund is invested primarily in Ohio Municipal Securities, the Fund is subject to risks relating to Ohio’s economy and the financial condition of its state and local governments and their agencies.

The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole.

Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State’s economy, the greatest growth in Ohio’s economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio’s economic output as measured by GSP totaled $442 billion, 3.6% of the national GSP and seventh largest among the states. Ohio ranks third within the manufacturing sector as a whole ($85 billion) and third in durable goods ($57 billion). As a percent of Ohio’s 2005 GSP, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate. For 2006, the Bureau of Economic Analysis has estimated that Ohio’s GSP totaled $461 billion, which remains the seventh largest GSP among the states. In 2007, Ohio was the eighth largest exporting state with exports totaling $42.4 billion and was ranked fourth in the United States for machinery exports. The top five categories

Part I - 27

(machinery, vehicles, electrical machinery, plastics, and optics) accounted for 64% ($27 billion) of the State total.

Payroll employment in Ohio, in a diversifying employment base, increased in the period between 2004 through 2006 but has decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its peak in 1969. The “non-manufacturing” sector employs approximately 86% of all non-farm payroll workers in Ohio.

Agriculture also is an important segment of the Ohio economy. Ohio’s 2006 crop production value of $3.5 billion represented 3.0% of the U.S. total value.

With the Ohio economy expected to be negatively affected by the national economic downturn, the Office of Budget and Management of the State of Ohio (“OBM”) has projected a budgetary shortfall in the current biennium ending June 30, 2009 due to projected decreases from the State budget in tax revenues and projected increases associated with rising Medicaid caseloads. In response, the Governor has issued an executive order directing expenditure reductions and spending controls.

Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of Ohio Municipal Securities or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

The value of the Shares of the Ohio Municipal Bond Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of State , county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the State . In addition, current or future constitutional or statutory restrictions, including those proposed by initiative petition and approved by voters, may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, State , and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the State . Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

West Virginia Municipal Securities

As used in this SAI, the term “West Virginia Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and West Virginia personal income tax.

Risk Factors Regarding Investments in West Virginia Municipal Securities. Given that the West Virginia Municipal Bond Fund is invested primarily in West Virginia Municipal Securities, the Fund is subject to risks relating to West Virginia ’ s economy and the financial condition of its state and local governments and their agencies.

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West Virginia’s economy is relatively stable and has shown some improvement since late 2003, but significant challenges lie ahead. Modest growth is expected over the next year, but sustained growth in the next five years may depend on the national economy avoiding recession . The State’s economy is rooted in old economy industries , which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. While an increase in coal prices in recent years has caused an increase in coal mining activity and employment, a deceleration in national economic growth could have an effect on demand. Furthermore, the coal industry continues to be under increased scrutiny because of environmental concerns and the use of coal faces future regulatory requirements, all of which may affect the economic feasibility of conducting mining operations in the future.

While the State’s nonfarm payroll employment increased by approximately 1,600 from March 2007 to March 2008, the State continued to lose jobs in the goods-producing sector, particularly in manufacturing and construction. However, during the same period, the State gained jobs in the service-providing sector, particularly in educational and health services, professional and business services, and leisure and hospitality . State and local governments continue to make concentrated efforts to encourage diversification of the State’s economy with some success . Legislation that was adopted to implement some tort reform and the privatization of the workers’ compensation system appears to have engendered a more favorable view of the State in the business community , although there is continued concern about the fairness of the State’s judicial system . In March 2008 , West Virginia’s seasonally adjusted unemployment rate was 4.7% compared to the national rate of 5.1% .

In recent years, the State and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. While the State , like every other state, had a surplus for its fiscal year , which ended June 30, 2007, the State continues to face significant financial challenges, including substantial unfunded pension liabilities. With minimal population growth, population shifting away from the State’s cities, continuing decline in school enrollment, and an aging population, State and local governments and school boards continue to struggle to fund operations, cover health care and pension costs, make capital and infrastructure improvements and support public education.

QUALITY DESCRIPTION

Tax Free Funds. Each Tax Free Fund invests principally in a portfolio of “investment grade” tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody’s, currently Aaa, Aa, A and Baa or of Standard & Poor’s, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor’s or SP-1 and SP-2 by Moody’s. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody’s and A-1 or A-2 by Standard & Poor’s. A Tax Free Fund may also invest up to 10% of its total assets in securities which are “below investment grade.” Such securities must be rated, on the date of investment, B or better by Moody’s or Standard & Poor’s, or of comparable quality. Securities rated Ba or B by Moody’s and BB or B by Standard & Poor’s are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody’s or A-3

Part I - 29

or better by Standard & Poor’s) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser’s opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

Municipal Bond Funds. Municipal securities that are bonds must be rated as investment grade. JPMIA will look at a security’s rating at the time of investment. If the securities are unrated, JPMIA must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. JPMIA will consider such an event in determining whether the Fund should continue to hold the security.

Short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Commercial Paper

The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. For a more complete discussion, see the “Commercial Paper” section in Part II of this SAI.

Limitations on the use of Mortgage-Backed Securities

The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by JPMorgan Investment Advisor to be of comparable quality.

Limitations on the Use of Municipal Securities

The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund may also invest in Municipal Securities by purchasing from banks participation

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interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Funds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

DIVERSIFICATION

The Michigan Municipal Bond Fund, the Municipal Income Fund, the Ohio Municipal Bond Fund , the Short Term Municipal Bond Fund, the Tax Free Bond Fund , the California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are diversified investment companies , as defined under the 1940 Act. The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund and the West Virginia Municipal Bond Fund are non-diversified investment companies, as defined under the 1940 Act . For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended 2/28/ 07	Fiscal Year Ended 2/ 29/08
Arizona Municipal Bond Fund	30%	19%
Kentucky Municipal Bond Fund	13%	8%
Louisiana Municipal Bond Fund	10%	11%
Michigan Municipal Bond Fund	21%	4%
Municipal Income Fund	39%	29%
Ohio Municipal Bond Fund	19%	15%
Short Term Municipal Bond Fund	24%	43%
Tax Free Bond Fund	31%	29%
West Virginia Municipal Bond Fund	17%	9%
California Tax Free Bond Fund	22%	19%
Intermediate Tax Free Bond Fund	19%	18%
New York Tax Free Bond Fund	11%	17%

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TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

The Audit Committee met four times during the fiscal year ended February 29, 2008 . The Compliance Committee met four times during the fiscal year ended February 29, 2008 . The Governance Committee met six times during the fiscal year ended February 29, 2008 . The Investment Committee met five times during the fiscal year ended February 29, 2008 . For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2007 , in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Arizona Municipal Bond Fund	Ownership of Kentucky Municipal Bond Fund	Ownership of Louisiana Municipal Bond Fund	Ownership of Michigan Municipal Bond Fund
Independent Trustees
William J. Armstrong	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

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Name of Trustee	Ownership of Municipal Income Fund	Ownership of Ohio Municipal Bond Fund	Ownership of Short Term Municipal Bond Fund	Ownership of Tax Free Bond Fund
Independent Trustees
William J. Armstrong	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	$10,001-$50,000
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of West Virginia Municipal Bond Fund	Ownership of California Tax Free Bond Fund	Ownership of Intermediate Tax Free Bond Fund	Ownership of New York Tax Free Bond Fund
Independent Trustees
William J. Armstrong	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Part I - 33

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1), (2)
Independent Trustees
William J. Armstrong	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J. Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000
Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000

(1)

A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies ( 147 funds).

(2)

For Mr. Spalding, this amount includes deferred compensation balances through participation in the JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For Ms. McCoy and Messrs. Finn, Higgins, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, and JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.

As of February 29, 2008, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $ 220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $ 198,000 and the Vice Chairman $ 66,000 . The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $ 44,000 and $ 33,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2007 , is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund	Michigan Municipal Bond Fund

Part I - 34

Independent Trustees
William J. Armstrong	$117	$73	$64	$234
Roland R. Eppley, Jr.*	91	57	49	182
John F. Finn	91	57	49	182
Dr. Matthew Goldstein	105	65	57	209
Robert J. Higgins	105	65	57	209
Peter C. Marshall	125	78	68	248
Marilyn McCoy	117	73	64	234
William G. Morton, Jr.	91	57	49	182
Robert A. Oden, Jr.	91	57	49	182
Fergus Reid, III	174	109	95	348
Frederick W. Ruebeck	105	65	57	209
James J. Schonbachler	91	57	49	182
Interested Trustee
Leonard M. Spalding, Jr.	117	73	64	234

Name of Trustee	Municipal Income Fund	Ohio Municipal Bond Fund	Short Term Municipal Bond Fund	Tax Free Bond Fund
Independent Trustees
William J. Armstrong	$1,255	$171	$212	$826
Roland R. Eppley, Jr.*	977	133	165	643
John F. Finn	977	133	165	643
Dr. Matthew Goldstein	1,122	153	190	738
Robert J. Higgins	1,122	153	190	738
Peter C. Marshall	1,335	182	226	878
Marilyn McCoy	1,255	171	212	826
William G. Morton, Jr.	977	133	165	643
Robert A. Oden, Jr.	977	133	165	643
Fergus Reid, III	1,869	255	316	1,230
Frederick W. Ruebeck	1,122	153	190	738
James J. Schonbachler	977	133	165	643
Interested Trustee
Leonard M. Spalding, Jr.	1,255	171	212	826

Name of Trustee	West Virginia Municipal Bond Fund	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
Independent Trustees
William J. Armstrong	$77	$123	$2,384	$512
Roland R. Eppley, Jr.*	60	96	1,857	399
John F. Finn	60	96	1,857	399
Dr. Matthew Goldstein	69	110	2,131	458
Robert J. Higgins	69	110	2,131	458
Peter C. Marshall	82	131	2,536	545
Marilyn McCoy	77	123	2,384	512
William G. Morton, Jr.	60	96	1,857	399
Robert A. Oden, Jr.	60	96	1,857	399
Fergus Reid, III	114	183	3,551	763

Part I - 35

Frederick W. Ruebeck	69	110	2,131	458
James J. Schonbachler	60	96	1,857	399
Interested Trustee
Leonard M. Spalding, Jr.	77	123	2,384	512

Name of Trustee	Total Compensation Paid From Fund Complex (1)
Independent Trustees
William J. Armstrong	$215,417
Roland R. Eppley, Jr.*	167,750
John F. Finn	0ˆ
Dr. Matthew Goldstein	192,500
Robert J. Higgins	0ˆˆ
Peter C. Marshall	229,167
Marilyn McCoy	215,417
William G. Morton, Jr.	167,750
Robert A. Oden, Jr.	117,425ˆˆˆ
Fergus Reid, III	320,833
Frederick W. Ruebeck	192,500
James J. Schonbachler	167,750
Interested Trustee
Leonard M. Spalding, Jr.	215,417

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes eight registered investment companies ( 147 funds).

ˆ	Does not include $ 167,750 of Deferred Compensation.

ˆˆ	Does not include $ 192,500 of Deferred Compensation.

ˆˆˆ	Does not include $ 50,325 of Deferred Compensation.

*	Mr. Roland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective December 31, 2007.

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the following Funds to JPMIM or JPMIA (waived amounts are in parentheses), with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund	$276	$—	$413	$—	$446	$—
Kentucky Municipal Bond Fund	214	(10)	290	—	259	—
Louisiana Municipal Bond Fund	195	(8)	250	—	219	(4)

Part I - 36

Michigan Municipal Bond Fund	564	—	875	—	815	—
Municipal Income Fund	1,976	—	4,193	—	4,785	—
Ohio Municipal Bond Fund	439	—	623	—	637	—
Short Term Municipal Bond Fund	731	—	824	—	605	—
Tax Free Bond Fund	2,111	—	3,311	—	2,942	—
West Virginia Municipal Bond Fund	193	—	285	—	280	—

	Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Fund	Paid	Waived	Paid	Waived	Paid	Waived
California Tax Free Bond Fund	$77	($114)	$316	($116)	$372	($93)
Intermediate Tax Free Bond Fund	3,145	—	8,448	—	8,929	—
New York Tax Free Bond Fund	965	—	2,050	—	1,871	—

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 29, 2008:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Arizona Municipal Bond Fund
Kimberly Bingle	5	1,355	0	0	11	1,367
David Sivinski	9	6,116	0	0	10	205

Kentucky Municipal Bond Fund
David Sivinski	9	6,189	0	0	10	205
Kimberly Bingle	5	1,428	0	0	11	1,367

Louisiana Municipal Bond Fund

Part I - 37

David Sivinski	9	6,198	0	0	10	205
Kimberly Bingle	5	1,437	0	0	11	1,367

Michigan Municipal Bond Fund
David Sivinski	9	6,026	0	0	10	205
Kimberly Bingle	5	1,265	0	0	11	1,367

Municipal Income Fund
Jennifer Tabak	2	223	0	0	0	0
David Sivinski	9	4,632	0	0	10	205

Ohio Municipal Bond Fund
David Sivinski	9	6,054	0	0	10	205
Jennifer Tabak	2	1,645	0	0	0	0

Short Term Municipal Bond Fund
James Ahn	2	362	0	0	105	3,854
Kevin Ellis	1	610	0	0	153	3,273

Tax Free Bond Fund
Richard Taormina	4	3,926	0	0	5	470
Kimberly Bingle	5	626	0	0	11	1,367

West Virginia Municipal Bond Fund
Kimberly Bingle	5	1,416	0	0	11	1,367
David Sivinski	9	6,176	0	0	10	205

California Tax Free Bond Fund
David Sivinski	9	6,106	0	0	10	205
Michelle Valladolid	0	0	0	0	156	2,950

Intermediate Tax Free Bond Fund
Richard Taormina	4	1,783	0	0	5	470
David Sivinski	9	3,243	0	0	10	205

New York Tax Free Bond Fund
David Sivinski	9	5,656	0	0	10	205
Kevin Ellis	1	225	0	0	153	3,273

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2008:

Part I - 38

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Arizona Municipal Bond Fund
Kimberly Bingle	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

Kentucky Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

Louisiana Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

Michigan Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

Municipal Income Fund
Jennifer Tabak	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

Ohio Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Jennifer Tabak	0	0	0	0	0	0

Short Term Municipal Bond Fund
James Ahn	0	0	0	0	0	0
Kevin Ellis	0	0	0	0	0	0

Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

West Virginia Municipal Bond Fund
Kimberly Bingle	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

Part I - 39

California Tax Free Bond Fund
David Sivinski	0	0	0	0	0	0
Michelle Valladolid	0	0	0	0	0	0

Intermediate Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

New York Tax Free Bond Fund
David Sivinski	0	0	0	0	0	0
Kevin Ellis	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of February 29, 2008:

Dollar Range of Securities in the Fund
Fund	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
Arizona Municipal Bond Fund
Kimberly Bingle	X
David Sivinski	X

Kentucky Municipal Bond Fund
David Sivinski	X
Kimberly Bingle	X

Louisiana Municipal Bond Fund
David Sivinski	X
Kimberly Bingle	X

Michigan Municipal Bond Fund
David Sivinski	X
Kimberly Bingle	X

Part I - 40

Dollar Range of Securities in the Fund
Fund	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
Municipal Income Fund
Jennifer Tabak	X
David Sivinski	X

Ohio Municipal Bond Fund
David Sivinski					X
Jennifer Tabak	X

Short Term Municipal Bond Fund
James Ahn	X
Kevin Ellis	X

Tax Free Bond Fund
Richard Taormina	X
Kimberly Bingle	X

West Virginia Municipal Bond Fund
Kimberly Bingle	X
David Sivinski	X

California Tax Free Bond Fund
David Sivinski	X
Michelle Valladolid	X

Intermediate Tax Free Bond Fund
Richard Taormina	X
David Sivinski	X

New York Tax Free Bond Fund
David Sivinski	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of the SAI.

Part I - 41

Dollar Range of Securities in the Fund
Fund	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
Kevin Ellis	X

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 6/30/ 06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund	$96	$—	$135	($3)	$147	($1)
Kentucky Municipal Bond Fund	75	—	87	(10)	57	(29)
Louisiana Municipal Bond Fund	68	(17)	53	(31)	33	(41)
Michigan Municipal Bond Fund	198	—	293	—	267	(3)
Municipal Income Fund	692	—	1,403	—	1,585	—
Ohio Municipal Bond Fund	154	—	209	—	207	(4)
Short Term Municipal Bond Fund	307	(40)	283	(48)	155	(85)
Tax Free Bond Fund	739	—	1,040	(69)	929	(46)
West Virginia Bond Fund	67	(15)	83	(13)	73	(20)

ˆ	Amount rounds to less than one thousand.

	Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Fund	Paid	Waived	Paid	Waived	Paid	Waived
California Tax Free Bond Fund	55	(12)	$101	($44)	$74	($80)
Intermediate Tax Free Bond Fund	984	(110)	2,735	(92)	2,878	(80)
New York Tax Free Bond Fund	336	—	686	—	620	—

ˆ	Amount rounds to less than one thousand.

Part I - 42

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 29, 2008:

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Arizona Municipal Bond Fund	14,001.07	6,074.28	—	114,010.79
Kentucky Municipal Bond Fund	1,867.55	2,843.07	—	56,820.91
Louisiana Municipal Bond Fund	5,993.20	16,891.20	—	136,863.30
Michigan Municipal Bond Fund	9,242.27	41,036.26	—	309,568.72
Municipal Income Fund	17,197.95	37,940.02	0.33	585,741.35
Ohio Municipal Bond Fund	14,925.73	42,168.93	—	395,451.09
Short Term Municipal Bond Fund	1,117.34	11,635.21	—	263,509.05
Tax Free Bond Fund	61,430.96	57,913.64	39.50	409,875.49
West Virginia Municipal Bond Fund	6,744.71	6,197.15	2,437.50	68,287.34
California Tax Free Bond Fund	2,222.98	—	—	21,883.72
Intermediate Tax Free Bond Fund	12,752.85	12,881.11	0.26	252,751.42
New York Tax Free Bond Fund	19,753.55	33,203.56	165.80	281,358.94

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended February 29, 2008 was $ 167,250. For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Part I - 43

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

Fund	Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund
Class A Shares	$51	$—	$83	$—	$84	$—
Class B Shares	11	—	14	—	10	—
Class C Shares	6	—	17	—	20	—
Kentucky Municipal Bond Fund
Class A Shares	26	—	30	—	31	—
Class B Shares	43	—	45	—	26	—
Louisiana Municipal Bond Fund
Class A Shares	80	—	100	—	97	—
Class B Shares	51	—	53	—	40	—
Michigan Municipal Bond Fund
Class A Shares	126	—	165	—	140	—
Class B Shares	142	—	183	—	143	—
Class C Shares	9	—	23	—	27	—
Municipal Income Fund
Class A Shares	203	—	269	—	258	—
Class B Shares	314	—	331	—	192	—
Class C Shares	154	—	161	—	136	—
Ohio Municipal Bond Fund
Class A Shares	131	—	176	—	173	—
Class B Shares	222	—	253	—	165	—
Class C Shares	10	—	34	—	58	—
Short Term Municipal Bond Fund
Class A Shares	131	—	139	—	78	—
Class B Shares	73	—	82	—	53	—
Class C Shares	221	—	207	—	133	—
Tax Free Bond Fund
Class A Shares	174	—	286	—	330	—
Class B Shares	74	—	93	—	80	—
West Virginia Municipal Bond Fund
Class A Shares	13	—	27	—	33	—
Class B Shares	43	—	52	—	35	—

ˆ	Amount rounds to less than one thousand.

Part I - 44

Fund	Fiscal Year Ended 2/28/06			Fiscal Year Ended 2/28/07			Fiscal Year Ended 2/29/08
	Paid	Waived		Paid	Waived		Paid	Waived
California Tax Free Bond Fund
Class A Shares	$13	($4)		$22	($6)		$18	($5)
Class C Shares	$1	—	ˆ	$1	—	ˆ	$4	—	ˆ
Intermediate Tax Free Bond Fund
Class A Shares	73	—		137	—		160	—
Class B Shares	38	—		65	—		51	—
Class C Shares	8	—		24	—		42	—
New York Tax Free Bond Fund
Class A Shares	76	—		139	—		186	—
Class B Shares	64	—		97	—		73	—
Class C Shares	8	—		15	—		22	—

ˆ	Amount rounds to less than one thousand.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%
Institutional Class	0.10%

The table below sets forth the fees paid to JPMorgan Chase Bank or JPMDS (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund
Class A Shares	$51	($26)	$40	($43)	$40	($44)
Class B Shares	4	—	5	—	3	—
Class C Shares	2	—	5	—	6	—

Part I - 45

	Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Select Class Shares	173	(90)	122	(129)	131	(147)
Kentucky Municipal Bond Fund
Class A Shares	26	(14)	12	(18)	12	(19)
Class B Shares	14	—	15	—	9	—	ˆ
Select Class Shares	138	(78)	81	(115)	69	(107)
Louisiana Municipal Bond Fund
Class A Shares	80	(48)	40	(60)	37	(60)
Class B Shares	17	—	18	—	13	—	ˆ
Select Class Shares	66	(39)	46	(55)	28	(48)
Michigan Municipal Bond Fund
Class A Shares	126	(57)	93	(72)	78	(62)
Class B Shares	47	—	61	—	48	—
Class C Shares	3	—	8	—	9	—
Select Class Shares	294	(134)	280	(216)	267	(215)
Municipal Income Fund
Class A Shares	203	(76)	176	(93)	167	(91)
Class B Shares	105	—	110	—	64	—
Class C Shares	51	—	54	—	45	—
Select Class Shares	1,288	(479)	2,000	(1,061)	2,347	(1,273)
Ohio Municipal Bond Fund
Class A Shares	131	(63)	97	(79)	93	(80)
Class B Shares	74	—	84	—	55	—
Class C Shares	3	—	11	—	19	—
Select Class Shares	158	(75)	136	(112)	151	(133)
Short Term Municipal Bond Fund
Class A Shares	131	(52)	84	(55)	46	(32)
Class B Shares	24	(10)	27	(11)	11	(7)
Class C Shares	74	(29)	69	(28)	26	(18)
Select Class	502	(201)	353	(235)	276	(189)

Part I - 46

	Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Shares
Tax Free Bond Fund
Class A Shares	174	(128)	71	(215)	81	(249)
Class B Shares	25	—	31	—	27	—
Select Class Shares	1,560	(643)	1,385	(1,057)	1188	(907)
West Virginia Municipal Bond Fund
Class A Shares	13	(8)	11	(16)	13	(20)
Class B Shares	14	—	17	—	12	—
Select Class Shares	133	(79)	81	(113)	76	(113)

ˆ	Amount rounds to less than one thousand.

Fund	Fiscal Year Ended 2/28/06			Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
	Paid		Waived	Paid	Waived	Paid	Waived
California Tax Free Bond Fund
Class A Shares	$1		($18)	$—	($28)	$—	($23)
Class C Shares	—	ˆ	—	—	ˆ	—	(1)
Institutional Class Shares	102		—	36	—	37	—
Select Class Shares	1		—	242	—	199	(73)
Intermediate Tax Free Bond Fund
Class A Shares	20		(53)	39	(98)	46	(114)
Class B Shares	13		—	22	—	17	—
Class C Shares	3		—	8	—	14	—
Institutional Class Shares	99		(42)	241	(99)	350	(134)
Select Class Shares	1,393		(785)	3,881	(2,142)	3,920	(2,118)
New York Tax Free Bond Fund
Class A Shares	9		(67)	29	(110)	38	(148)
Class B Shares	21		—	32	—	24	—
Class C Shares	2		—	5	—	7	—
Institutional Class Shares	18		(43)	48	(44)	46	(39)
Select Class Shares	530		(22)	1,303	—	1,130	—

ˆ	Amount rounds to less than one thousand.

Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds. For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

Part I - 47

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

	Fiscal Year Ended 2/28/06	Fiscal Year Ended 2/28/ 07	Fiscal Year Ended 2/ 29/08
Arizona Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Kentucky Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Louisiana Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Michigan Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Municipal Income Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Ohio Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—
Short Term Municipal Bond Fund
Total Brokerage Commissions	—	—	—

Part I - 48

	Fiscal Year Ended 2/28/06	Fiscal Year Ended 2/28/ 07	Fiscal Year Ended 2/ 29/08
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Tax Free Bond Fund
Total Brokerage Commissions	6	7	5
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

West Virginia Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

ˆ	Amount rounds to less than one thousand.

	Fiscal Year Ended 2/28/06	Fiscal Year Ended 2/28/07	Fiscal Year Ended 2/29/08
California Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Intermediate Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

New York Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

ˆ	Amount rounds to less than one thousand.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

During the fiscal year ended February 29, 2008 , the Adviser, either JPMIM or JPMIA, allocated brokerage commissions to brokers who provided broker research including third party broker research for the Funds as follows:

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FUND NAME	Amount
Arizona Municipal Bond Fund	$0
Kentucky Municipal Bond Fund	0
Louisiana Municipal Bond Fund	0
Michigan Municipal Bond Fund	0
Municipal Income Fund	0
Ohio Municipal Bond Fund	0
Short Term Municipal Bond Fund	0
Tax Free Bond Fund	4,970
West Virginia Municipal Bond Fund	0
California Tax Free Bond Fund	0
Intermediate Tax Free Bond Fund	0
New York Tax Free Bond Fund	0

Securities of Regular Broker-Dealers

As of February 29, 2008 , the Funds did not own any securities of their broker dealers (or parents).

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 29, 2008, JPMIM, JPMIA and SC-R&M paid approximately $ 74,833,828, $ 29,122,051 and $ 338,652, respectively for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

With respect to sales of the Short Term Municipal Bond Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $9,999,999*	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Short Term Municipal Bond Fund, the Financial Intermediary will receive a Finder’s fee equal to 1.00% of the sale of the Class A Shares of the Short Term Municipal Bond Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Funds (other than Short Term Municipal Bond Fund) such fees are paid in accordance with the following schedule:

Part I - 50

Amount of Purchases	Finder’s Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Fund (other than the Short Term Municipal Bond Fund) is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Short Term Municipal Bond Fund). The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 0.75 % of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75 % of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finders’ fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid By Adviser and Distributor

During the fiscal year ended February 29, 2008 , the Adviser and JPMDS paid approximately $ 4,013,512 in finders’ fees.

TAX MATTERS

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

Arizona Taxes.    Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income taxes on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“Arizona Obligations”). However, interest from Arizona Obligations may be included in federal gross income to the extent that any interest thereon is treated as a preference item for purposes of the alternative minimum tax.

California Taxes.    In general, as long as the California Tax Free Bond Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if such dividends are designated as such exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the fund’s taxable year. In general, such exempt obligations will include California

Part I - 51

exempt and U.S. exempt obligations. Moreover, for a fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such exempt obligations at the close of each quarter of its fiscal year and such fund must be qualified as a regulated investment company. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax.

California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

Kentucky Taxes.    Under Kentucky law, income distributed to resident shareholders of entities classified as regulated investment companies for federal income tax purposes retains the same character in the hands of the shareholder that it had in the hands of the distributing entity. Accordingly, dividends received from the Kentucky Municipal Bond Fund which are derived from interest on tax-exempt obligations of the Commonwealth of Kentucky, its agencies, and its political subdivisions, or from certain obligations of the United States and its territories, are exempt from Kentucky income tax. Other distributions by the Fund are subject to Kentucky income tax. These other distributions include, but are not limited to, those from net short-term and net long-term capital gains (including such gains on tax-exempt Kentucky municipal securities), interest earned on securities that are merely guaranteed by the federal government or its agencies, the net proceeds of repurchase agreements collateralized by securities issued by the federal government or its agencies, and interest earned on securities issued by any state other then Kentucky.

Louisiana Taxes.    Dividends received by Louisiana residents from the Louisiana Municipal Bond Fund are exempt from Louisiana income tax to the extent that they are derived from interest on the exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the State nor any of its municipalities may impose property tax on fund shares.

Michigan Taxes.    Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan business tax to the extent they are derived from interest on tax-exempt securities of the State of Michigan or its political subdivisions . Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan business tax. For Michigan personal income tax , and business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities of the State of Michigan or its political subdivisions will be fully taxable. Fund distributions are not subject to the uniform city income tax imposed by certain Michigan cities to the extent that they are not subject to Michigan personal income tax .

Part I - 52

New York Taxes.    Distributions received from the New York Tax Free Bond Fund are exempt from New York State and New York City personal income tax (but not New York State corporate franchise tax or New York City business tax) to the extent such distributions are derived from interest attributable to obligations of the State of New York or its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. If at the close of each quarter at least 50% of the value of the Fund’s assets consists of obligations of the United States and its possessions, dividends paid by the Fund attributable to interest earned by the Fund on such obligations will be exempt from New York personal income tax (but not corporate franchise tax). To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. The Fund’s distributions that are attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains are generally not exempt from New York State or New York City tax. New York has an alternative minimum tax similar to the federal AMT. However, the New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

Ohio Taxes.    Distributions from the Ohio Municipal Bond Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Bond Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

West Virginia Taxes.    Shareholders may reduce their West Virginia adjusted gross income (“AGI”) for that portion of the interest or dividends they receive which represents interest or dividends of the West Virginia Municipal Bond Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

Part I - 53

However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any federal law exemption, such as that accorded “exempt-interest dividends;” and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his or her West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss from affects the determination of the shareholder’s Federal AGI.

Capital Loss Carryforwards

For federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 29, 2008 (amounts in thousands):

Fund		Capital Loss Carryforward	Expiration Date
Arizona Municipal Bond Fund		102	2/29/ 2016
	Total	102
Kentucky Municipal Bond Fund		90	2 /28/2009
	Total	90
Louisiana Municipal Bond Fund		144	2/29/2012
	Total	144
Michigan Municipal Bond Fund		4,926	2/ 28/2009
	Total	4,926
Municipal Income Fund		17,833	2/ 28/2009
		5,337	2/29/2012
		1,582	2/28/2014
		6,158	2/29/2016
	Total	30,910
Ohio Municipal Bond Fund		1,266	2/ 28/2009
		4	2/28/2010
		14	2/29/2012
	Total	1,284
Short Term Municipal Bond Fund		842	2/29/2012
		704	2/28/2014
		863	2/28/2015
		649	2/29/2016

Part I - 54

Fund		Capital Loss Carryforward	Expiration Date
	Total	3,058
Tax Free Bond Fund		31	2/29/2016
	Total	31
West Virginia Municipal Bond Fund		385	2/ 28/2009
		2	2/28/2011
		13	2/29/2012
		224	2/28/2013
	Total	624
California Tax Free Bond Fund		367	2/28/2015
		95	2/29/2016
	Total	462
New York Tax Free Bond Fund		2,291	2/28/2015
		478	2/29/2016
	Total	2,769

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Private Bank / JPMorgan Private Client Services	Monthly	30 days after month end
The McGraw-Hill Companies, Inc.—Standard & Poor’s	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

Part I - 55

SHARE OWNERSHIP

Trustees and Officers.

As of May 31, 2008 , the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders.

As of May 31, 2008 , the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

NAME OF FUND/SHARE CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD (%)
ARIZONA MUNICIPAL BOND FUND
CLASS A SHARES	JPMORGAN TRUST CO NA AS AGENT* FBO CLIENT 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	10.07%

	NFS LLC FBO MATTHEW T MARTIN JANINE MARTIN 23090 W ASH CREEK RD WILLCOX AZ 85643-7526	10.95%

	NFS LLC FEBO MARK W DOBSON 131 W 1ST ST STE A MESA AZ 85201-6602	7.43%

CLASS C SHARES	NFS LLC FEBO JOHN W JOHSON KATHERINE L JOHNSON JTTEN 6133 W DONALD DR GLENDALE AZ 85310-4026	5.30%

	NFS LLC FEBO PATTY A THOMAS 9781 E VISTA MONTANAS TUCSON AZ 85749-9480	5.28%

SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	65.47%

KENTUCKY MUNICIPAL BOND FUND
CLASS A SHARES	NFS LLC FEBO	5.12%

Part I - 56

	RUTH NELSON 2124 MARYLAND AVE LOUISVILLE KY 40205-1367

CLASS B SHARES	FIRST CLEARING LLC CULLEN I STORY 584 TOMMY LEE FULLER DR LOGANVILLE GA 30052-3928	7.40%

SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	90.37%

LOUISIANA MUNICIPAL BOND FUND
CLASS A SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	5.83%

SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	59.31%

MICHIGAN MUNICIPAL BOND FUND
CLASS A SHARES	UBS FINANCIAL SERVICES INC. FBO EDITH L. WILSTERMAN REV LIV TR STEPHEN WALTON TTEE 2825 WIENEKE RD APT 84 SAGINAW MI 48603-2609	13.08%

SELECT CLASS SHARES	MAC & CO ATTN MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	15.18%

	STRAFE & CO* BOIA — ONE GROUP OPERATIONS	51.98%

Part I - 57

	1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001

MUNICIPAL INCOME FUND
CLASS A SHARES	NFS LLC FEBO LOUISE C SOLHEIM 501 W WAKONDA LN PHOENIX AZ 85023-6259	5.43%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	15.15%

SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	44.99%

OHIO MUNICIPAL BOND FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.72%

	NFS LLC FEBO CBC CO INC ATTN DIRK CANTRELL 250 E TOWN ST COLUMBUS OH 43215-4631	16.00%

	ROBERT W BAIRD & CO INC. 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5300	5.19%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.23%

Part I - 58

SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	56.41%

SHORT TERM MUNICIPAL BOND FUND
CLASS A SHARES	NFS LLC FBO ALBERT C YU GRACE C TSOI 56 FRONTIER RD COS COB CT 06807-1210	5.12%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.52%

CLASS C SHARES	JANNEY MONTGOMERY SCOTT LLC BETTY MAE SHOLL TTEE 1801 MARKET STREET PHILADELPHIA PA 19103-1628	5.03%

SELECT CLASS SHARES	MAC & CO ATTN MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	16.54%

	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	70.09%

TAX FREE BOND FUND
SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	41.01%

Part I - 59

WEST VIRGINIA MUNICIPAL BOND FUND
CLASS A SHARES	NFS LLC FEBO JOSEPH C GLAUB PO BOX 100 STEUBENVILLE OH 43952-5100	6.62%
	NFS LLC FEBO SUSAN H SMTIH ROBERT H SMITH 19 BRITTANY WOODS RD CHARLESTON WV 25314-1501	6.83%

CLASS B SHARES	NFS LLC FEBO ALICE A BRYANT 20 PERRY LN PECKS MILL WV 25547-9520	6.84%
	NFS LLC FEBO GREGORY A MCCOMAS PO BOX 262 PEACH CREEK WV 25639-0262	7.94%

SELECT CLASS SHARES	NFS LLC FBO SECURITY NATIONAL TRUST CO 1300 CHAPLINE ST WHEELING WV 26003-3348	20.36%

	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	71.13%

CALIFORNIA TAX FREE BOND FUND
CLASS A SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.40%

	OPPENHEIMER & CO. INC FBO J DELONG J DELONG CO—TTEE DELONG FAMILY TRUST	8.09%

Part I - 60

	11730 AVENIDA DEL SOL NORTHRIDGE CA 91326

CLASS C SHARES	FIRST CLEARING LLC JOE A COSTAMAGNA & ANITA M COSTAMAGNA JT TEN 1905 CAMDEN OAK CT BAKERSFIELD CA 93311-1661	8.12%
	FIRST CLEARING LLC IKUTA FAMILY TRUST DR DENNIS D IKUTA 577 W PONDEROSA AVE REEDLEY CA 93654-2013	5.46%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	17.55%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	19.32%

	UBS FINANCIAL SERVICES INC. FBO S.E. MINAMI FAMILY TRUST 19251 JASPER HILL RD TRABUCO CYN CA 92679-1173	11.43%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	8.23%

	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 2OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	8.48%

Part I - 61

	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	7.22%

	JPMORGAN TRUST CO, NA* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	28.41%

	JPMORGAN TRUST CO NA AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	15.80%

	JPMORGAN TRUST CO OF DE* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	7.74%

	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	10.36%

INTERMEDIATE TAX FREE BOND FUND
CLASS A SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	25.85%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	32.99%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS	14.95%

Part I - 62

	CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	9.39%

	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	5.62%
SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	26.90%

NEW YORK TAX FREE BOND FUND
CLASS A SHARES	NFS LLC FBO DONALD H LOMB 133 E 80TH ST NEW YORK NY 10075-0317	8.47%

	CHARLES SCWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4151	8.37%

	JPMORGAN CHASE BANK * FBO CLIENT ATTN: FUND OPERATIONS 3/0PS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	42.59%

	JPMORGAN CHASE BANK AS AGENT*	7.33%

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	FBO CLIENT ATTN: SPECIAL PRODUCTS 2/0PS3 500 CHRISTIANA ROAD NEWARK DE 19702

	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 2/0PS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	6.27%

SELECT CLASS SHARES	STRAFE & CO* BOIA — ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	24.06%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended February 29, 2008 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

Part I - 64

JPMorgan Money Market Funds
STATEMENT OF ADDITIONAL INFORMATION
PART I

July 1, 200 8

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Prime Money Market Fund (“Prime Money Market Fund”)
JPMorgan Federal Money Market Fund (“Federal Money Market Fund”)
JPMorgan 100% U.S. Treasury Securities Money Market Fund
(“100% U.S. Treasury Securities Money Market Fund”)
JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”)
JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”)
JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”)

JPMORGAN TRUST II (“JPMT II”)

JPMorgan Liquid Assets Money Market Fund (the “Liquid Assets Money Market Fund”)
JPMorgan U.S. Government Money Market Fund (the “U.S. Government Money Market Fund”)
JPMorgan U.S. Treasury Plus Money Market Fund (the “U.S. Treasury Plus Money Market Fund”)
JPMorgan Municipal Money Market Fund (the “Municipal Money Market Fund”)
JPMorgan Michigan Municipal Money Market Fund (the “Michigan Municipal Money Market Fund”)
JPMorgan Ohio Municipal Money Market Fund (the “Ohio Municipal Money Market Fund”)

(each a “Fund,” and collectively, the “Money Market Funds” or “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 200 8 , as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 2 9 , 200 8 , included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway , Columbus, OH 43240 .

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

Morgan Shares, Class B Shares and Class C Shares:	Agency Shares, Capital Shares, Cash Management, Institutional Class Shares, Investor Shares, Premier Shares, Reserve Shares and E*TRADE Class Shares:
JPMorgan Funds Services P.O. Box 8528 Boston, MA 02266-8528	JPMorgan Institutional Funds Service Center 500 Stanton Christiana Road, 3-OPS3 Newark, DE 19713
1-800-480-4111	1-800-766-7722

SAI-MMKT-70 8

PART I
GENERAL	1
The Trusts and the Funds	1
Share Classes	2
Miscellaneous	3
INVESTMENT RESTRICTIONS	4
INVESTMENT PRACTICES	10
ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES	13
DIVERSIFICATION	22
QUALITY DESCRIPTION	24
TRUSTEES	24
Standing Committees	24
Ownership of Securities	24
Trustee Compensation	26
INVESTMENT ADVISER	28
Investment Advisory Fees	28
ADMINISTRATOR	29
Administrator Fees	29
DISTRIBUTOR	30
Compensation Paid to JPMDS	30
Distribution Fees	30
SHAREHOLDER SERVICING	32
Shareholder Services Fees	32
BROKERAGE AND RESEARCH SERVICES	34
Broker Research	34
Securities of Regular Broker-Dealers	34
FINANCIAL INTERMEDIARY	35
Other Cash Compensation	35
TAX MATTERS	36
Specific State Tax Information	38
Capital Loss Carryforwards	38
PORTFOLIO HOLDINGS DISCLOSURE	38
SHARE OWNERSHIP	39
Trustees and Officers	39
Principal Holders	39
FINANCIAL STATEMENTS	60

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

JPMT I Historical Information

JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT I is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor JPMorgan Funds”). Each of the Predecessor JPMorgan Funds operated as a series of J.P. Morgan Mutual Fund Trust (“JPMMFT” or the “Predecessor JPM Trust”) prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust, on behalf of the Predecessor JPMorgan Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor JPMorgan Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).

JPMT II Historical Information

JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II w as formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985 (“Predecessor OG Funds”). At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.

With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor JPMorgan Funds and the Predecessor OG Funds (collectively the “Predecessor Funds”).

JPMorgan Funds.    After the close of business on February 18, 2005, certain Predecessor JPMorgan Funds and Predecessor OG Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds:

Target Funds	Surviving Funds
One Group Treasury Only Money Market Fund	JPMorgan 100% U.S Treasury Securities Money Market Fund
One Group U.S. Government Securities Money Market Fund; JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund now known as JPMorgan U.S. Government Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund now known as JPMorgan Liquid Assets Money Market Fund
JPMorgan Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund now known as JPMorgan U.S. Treasury Plus Money Market Fund

Fund Names.    Prior to February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

Part I - 1

Former Name	Current Name
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Money Market Fund

Effective September 10, 2001, the Board of Trustees of JPMMFT approved the re-naming of the following Funds:

Current Name	Former Name
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund II

Effective May 1, 2003, the Predecessor JPM Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

Share Classes

The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Fund	Capital	Institutional Class	Agency	Premier	Investor	Morgan	Reserve	Class B	Class C	Cash Management	Service	E*TradeClass
Prime Money Market Fund	X	X	X	X		X	X	X	X	X
Liquid Assets Money Market Fund	X	X	X	X	X1	X	X2	X	X		X
U.S. Government Money Market Fund	X3	X	X3	X3		X	X2				X
U.S. Treasury Plus Money Market Fund		X	X	X	X1	X	X2	X	X
Federal Money Market Fund		X	X	X		X	X
100% U.S. Treasury Securities Money Market Fund	X	X	X	X		X	X
Tax Free Money Market Fund		X	X	X		X	X
Municipal Money Market Fund		X	X	X4		X	X2				X	X5
California Municipal Money Market Fund						X						X5
Michigan Municipal Money Market Fund				X4		X	X2

Part I - 2

Fund	Capital	Institutional Class	Agency	Premier	Investor	Morgan	Reserve	Class B	Class C	Cash Management	Service	E*TradeClass
New York Municipal Money Market Fund						X	X					X5
Ohio Municipal Money Market Fund.				X4		X	X2

1    Effective February 19, 2005, Class I Shares of these Funds were redesignated Investor Shares.

2    Effective February 19, 2005, Class A Shares of these Funds were redesignated Reserve Shares. Shareholders who were not utilizing sweep services as of Feburary 18, 2005 automatically exchanged their Reserve Shares for Morgan Shares.

3    Effective February 19, 2005, Class I Shares, Administrative Class Shares, and Class S Shares of this Fund were redesignated Capital
Shares, Agency Shares, and Premier Shares, respectively.

4    Effective February 19, 2005, Class I Shares of these Funds were redesignated Premier Shares.

5    E*TRADE Class Shares are available only to clients of E*TRADE Securities, LLC.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group (“JPMFMFG”) (each a “JPMorgan Fund”, and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds which are series of JPMT I are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management Incorporated (“SC-R&M”), and/or subadvised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Part I - 3

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the respective Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including the investment objectives of the JPMT I Funds) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents .

Investment Restrictions of Funds that Are Series of JPMT I

Fundamental Investment Restrictions. Each Fund:

(1)	May not borrow money, except to the extent permitted by applicable law;

(2)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;

(3)	May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;

Part I - 4

(4)	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6)	May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

(7)	May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments.

For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (3) above.

For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the following 80% investment policy for each Fund is fundamental and may not be changed without shareholder approval:

(1)	The Tax Free Money Market Fund will invest at least 80% of the value of its Assets in municipal obligations. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(2)	The California Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(3)	The New York Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal

Part I - 5

income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Non-Fundamental Investment Restrictions.

(1)	Each Fund may not, with respect to 75% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(2)	Each Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3)	Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4)	Each Fund may not invest more than 10% of its net assets in illiquid securities.

(5)	Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)	Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

(7)	Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

The investment objective of each JPMT I Fund is non-fundamental.

For purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal.

Investment Restrictions of Funds that are Series of JPMT II

Fundamental Investment Restrictions

Each of the Funds may not:

(1)	Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Part I - 6

(2)	Purchase securities on margin or sell securities short.

(3)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(4)	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Plus Money Market Fund, and the U.S. Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

(6)	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(8)	Issue senior securities except with respect to any permissible borrowings.

(9)	Purchase or sell real estate (however, the U.S. Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Each of the Funds other than the U.S. Government Money Market Fund may not:

(1)	Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Liquid Assets Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Liquid Assets Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Liquid Assets Money Market Fund and the Municipal Money Market Fund.

With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities or municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to

Part I - 7

financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Plus Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

(2)	Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities. As a result, the following fundamental policies apply to each of the Municipal Funds:

(1)	The Municipal Money Market Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax.

(2)	The Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

(3)	The Michigan Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Michigan Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

(4)	The Ohio Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Ohio Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

The U.S. Treasury Plus Money Market Fund may not:

(1)	Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

The U.S. Government Money Market Fund may not:

(1)	Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

(2)	Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

(3)	Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Part I - 8

The U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund may not:

(1)	Buy state, municipal, or private activity bonds.

The investment objective of each JPMT II Fund is fundamental.

Non-Fundamental Investment Restrictions

The following policy applies to the Funds:

For purposes of the Fund’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

No Fund may:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Liquid Assets Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed 0.25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

Part I - 9

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Fund Name	Fund Code
Prime Money Market Fund	1
Liquid Assets Money Market Fund	2
U.S. Government Money Market Fund	3
U.S. Treasury Plus Money Market Fund	4
Federal Money Market Fund	5
100% U.S. Treasury Securities Money Market Fund	6
Tax Free Money Market Fund	7
Municipal Money Market Fund	8
California Municipal Money Market Fund	9
Michigan Municipal Money Market Fund	10
New York Municipal Money Market Fund	11
Ohio Municipal Money Market Fund	12

Instrument	Fund Code	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1, 2, 7-12	Asset-Backed Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1, 2, 7-12	Bank Obligations
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2, 7-12	Commercial Paper
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1,2	Debt Instruments
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1, 2, 7-12	Demand Features
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.
	1, 2, 7-12	Debt Instruments

Part I - 10

Instrument	Fund Code	Part II Section Reference
Foreign Investments: Commercial paper of foreign issuers and obligations of foreign b ranches of U.S. b anks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADR”), Global Depositary Receipts (“GDR”), European Depositay Receipts (“EDR”) and American Depositary Securities.
	1, 2, 7-12	Foreign Investments (including Foreign Currencies)
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	1-12	Miscellaneous Investment Strategies and Risks
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/ or its affiliates serve as investment adviser or administrator . The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1-3, 5, 7-12	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	2, 7-12	Loan Assignments and Participations
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS s ”), and other asset-backed structures.
	1-3, 5, 7-12	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1, 2, 7-12	Municipal Securities
Participation Certificates: Certificates representing an interest in a pool of funds or in other instruments, such as a mortgage pool.	1, 2, 7-12	Additional Information on the Use of Participation Certificates in Part I of the SAI
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1, 2, 7-12	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-4, 7-12	Repurchase Agreements

Part I - 11

Instrument	Fund Code	Part II Section Reference
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2, 4,7-12	Reverse Repurchase Agreements
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit (if permitted by the Fund’s investment strategies) as collateral.
	2, 3, 6	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2, 7-12	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2	Foreign Investments (including Foreign Currencies)
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1-3, 5, 7-12	Structured Investments
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on a bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1, 2, 7-12	S waps and Related Swap Products
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1, 2, 7-12	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“ Ginnie Mae ”) , the Federal National Mortgage Association (“ Fannie Mae ”) and the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”) , including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).
	1-3, 5, 7-12	Mortgage-Related Securities

Part I - 12

Instrument	Fund Code	Part II Section Reference
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).
	1-12	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1-3, 5, 7-12	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-12	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Additional U.S. Government Obligations

The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

Limitations on the Use of Municipal Securities

Some of the JPMTI Funds may invest in industrial development bonds that are backed only by the assets and revenues of of the non-governmental issuers such as hospitals and airports, provided, however, that each Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

The Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Limitations on the Use of Stand-By Commitments

Not more than 10% of the total assets of a JPMTI Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer. A JPMTII Money Market Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

Additional Information on the Use of Participation Certificates

Part I - 13

The securities in which certain of the Funds may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations (“Participation Certificates”), and, in the case of the Prime Money Market Fund and Liquid Assets Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below.

Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund’s participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund’s ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Limitations on the Use of Repurchase Agreements

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collatereralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Liquid Assets Money Market Fund and Prime Money Market Fund may , in addition, engage in repurchase agreement transactions that are collateralized by money market instruments , debt securities , loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite nationally recognized statistical rating organizations (“ NRSROs ”) or unrated securities of comparable quality . For these types of repurchase agreement transactions, the Liquid Assets Money Market Fund and Prime Money Market Fund would look to the counterparty, and not the collateral, for determining such diversification.

Additional Information on the Use of Synthetic or Floating Variable Rate Instruments

A synthetic floating or variable rate security, also known as a tender option bond, is issued after long-term bonds are purchased in the secondary market and then deposited into a trust. Custodial receipts are issued to investors, such as a Fund, evidencing ownership interests in the bond deposited in a custody or trust arrangement. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in

Part I - 14

case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long-term bond and the rate on the short-term floating or variable rate security.

Limitations on the Use of When-Issued Securities and Forward Commitments

No Fund intends to purchase “when-issued’ securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of its Investment Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its total assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a JPMT II Fund’s total assets.

Additional Information Regarding State Municipal Securities

The following information is a summary of special factors that may affect any Fund invested in municipal securities from the States of California, Michigan, New York and Ohio and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below.

Additional Information Regarding California Municipal Securities

As used in this SAI, the term “California Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and California personal income tax.

Risk Factors Affecting California Municipal Securities. Given that the California Municipal Money Market Fund is invested primarily in California Municipal Securities, the Fund is subject to risks relating to California’s economy and the financial condition of its state and local governments and their agencies.

With a gross state product of approximately $1.7 trillion, California’s economy is the largest state economy in the United States. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. Although California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services and may be sensitive to economic factors affecting those industries.

Since mid-2000, California has experienced difficulties with the supply and price of electricity and natural gas in much of the State. The State remains braced for anticipated energy shortages as well as increased energy costs. The Governor has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The Economic Recovery Bonds (“ERBs”) replace the previously authorized “Fiscal Recovery Bonds.”

Effective July 1, 2004, the repayment of the ERBs is secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25%, which will be deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are decreased by a commensurate amount. As soon as the ERBs are repaid, the State’s share of the sales and use tax will terminate and the city and county portion of taxes will be increased by 0.25%. The repayment of the ERBs may be

Part I - 15

accelerated with transfers from the State’s Budget Stabilization Account, as specified in the Balanced Budget Amendment (i.e., Proposition 58, as described below). In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of May 1, 2008 California has approximately $57.6 billion of outstanding state general obligation bonds, which include ERBs. Given the growing budget gap, the pre-payment of ERBs was not a focus of the proposed 2008-09 budget.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve, the Budget Stabilization Account, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. In January 2008, the Governor announced that he proposed to use his authority under Proposition 58 to suspend the pre-payments for ERBs in 2008-09 and to sell the remaining bonds to rebuild the budget reserve for 2007-08.

Recently, economic growth in the State has slowed considerably, with lower job growth than in the prior several years, and economic growth is expected to be slow in 2008 with some increase in 2009. As a reflection of the slowing economy, unemployment in the State rose from 4.4% to 5.0% from December 2006 to December 2007. California added 78,800 jobs over 2007, which represents a 0.5% increase over job growth in 2006. But it is estimated that total job growth in 2008 will be the lowest since 2004. In addition, California personal income growth is projected to slow from 5.9% in 2007 to 4.7% in 2008, and wage and salary growth are expected to slow from 0.8% in 2007 to 0.6% in 2008.

The downturn in the housing sector and higher energy costs primarily have been behind a slowing of the economy in the State. In the first 10 months of 2007, as compared to 2006, the number of new housing permits issued in California fell by 36% and sales of existing single-family homes declined by 25%. New home sales are estimated to be down between 35% and 40% for 2007 relative to their peak in 2005. However, some sectors such as high-tech, information services, international trade and non-residential construction have performed relatively well.

California’s fiscal year begins on July 1 and ends on June 30 of the following year. On August 24, 2007, the 2007 Budget Act was enacted. The sluggish economy has caused a growing mismatch between revenues and spending in the State for the current fiscal year. The Governor, in an address given on April 24, 2008, estimated that the operating deficit for 2007-08 will be $7 billion. The State of California Legislative Analyst Office predicts that the budget shortfall for 2008-09 will be $15 billion, in the absence of any changes in State law or policy reducing spending.

In response to the problematic budget situation in the State, the Governor declared a fiscal emergency on January 10, 2008 and called a special session of the Legislature. On February 14, 2008, the State issued $3.179 billion of ERBs that provided $3.313 billion of additional revenues to the General Fund. The State also is expected to save an estimated $100 million with an order issued by the Governor on February 19, 2008 that directed State agencies and departments to reduce their 2007-08 fiscal year expenditures by 1.5% on an annualized basis. In the Governor’s May revisions to the proposed 2008-09 budget, the administration proposes more than $8 billion in new solutions to close the budget gap, which includes the securitization of future lottery revenues, a spending cap and automatic reductions in the future.

As of the date of this SAI, California’s general obligation bonds have been assigned ratings of A+, A1, and A+ by Standard and Poor’s Ratings Services, Moody’s Investors Service and Fitch Ratings, respectively. Moody’s upgraded California’s rating in May 2006, citing California’s strong economy and increased tax revenues. But in January 2008, Fitch placed California’s rating on negative watch. A

Part I - 16

downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of California Municipal Obligations.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments, as well as budget developments, may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Additional Information Regarding Michigan Municipal Securities

As used in this SAI, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities. Given that the Michigan Municipal Money Market Fund is invested primarily in Michigan Municipal Securities, the Fund is subject to risks relating to Michigan’s economy and the financial condition of its state and local governments and their agencies.

The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

While the national economy has shown strength since the 2001 through 2003 economic downturn, the Michigan economy continues to lag that of the nation as a whole. The State’s dependence on manufacturing, particularly the manufacturing of automobiles and automo tive parts, in the context of reduced market share for Michigan-based companies, has led to the loss of more than 325,000 jobs in the State in the period 2000 through 2007 . This has had a significant adverse impact on Michigan’s economy and upon the revenue of the State and its political subdivisions. In 2007, the unemployment rate in Michigan was an estimated 7 . 2 % as compared with the rate of 6. 9 % in 2006 .

The decline in the Michigan economy had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through 2007. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended.

Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international business conditions or monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production and the uncertainties presented by proposed changes in f ederal aid policies for state and local governments .

The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal

Part I - 17

income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the S tate’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at present levels.

Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 200 7 , the S tate had approximately $1. 6 billion of general obligation bonds outstanding.

Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the S tate, substantially affect S tate programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the S tate’s sales and use tax increased from 4% to 6%, the S tate ’s income tax decreased from 4.6% to 4.4% ( now 4.35%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property.

Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50%

Part I - 18

of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

A sta gnant economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other “revenue” securities to make periodic payments for the use of those facilities.

Additional Information Regarding New York Municipal Securities

As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

Risk Factors Regarding Investments in New York Municipal Securities. Given that the New York Municipal Money Market Fund is invested primarily in New York Municipal Securities, the Fund is subject to risks relating to New York’s economy and the financial condition of its state and local governments and their agencies.

New York State historically has been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State’s economy is diverse with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State’s economy has equaled or exceeded national trends, certain recent events ( such as the events of September 11 , 2001 and corporate governance scandals) resulted in a much sharper downturn in New York than in the rest of the nation.

Given New York City’s status as an international financial center, the credit crisis that began in 2007 could have an especially negative impact on the New York State economy. In its May 1, 2008 report, the New York State Division of the Budget stated that the national economy has entered a recession and that New York State’s economy will soon follow. Factors that have hurt the overall economy include the subprime mortgage crisis, a loss of momentum in the national labor market, and a decrease in both household and business spending, partly as a result of decreased credit market liquidity. Cushioning the current slowdown is solid growth in the global economy; however, that growth could slow further than expected as a result of the economic downturn in the United States. The Federal government also has taken stimulative action.

Consistent with the slowing of both the national and New York economies, New York State private sector employment growth is expected to slow to 0.2% for 2008. As a result of the uncertainty surrounding bank balance sheets, activity within the finance sector has slowed, and New York Stock Exchange-member firms posted a fourth quarter loss of $16.3 billion, the largest loss since the first quarter of 1980, when the data first became available. Wage growth in the State is projected to fall from 8.3% in 2007 to 2.7% in 2008. Slower growth in both the wage and nonwage components of income is projected to result in personal income growth of 3.4% for 2008, following 7.7% growth for 2007.

Although the New York State Division of the Budget projects that the State will enter a recession, it also projects that the State’s economic downturn will not be as severe as the past two recessions, which were characterized by multiple years of job losses. Certain sectors, such as education, health care and social assistance services, and leisure and hospitality services, are projected to maintain relatively healthy rates of job growth.

Part I - 19

The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any decline in stock market performance could adversely affect the State’s income and employment levels. Higher energy prices, a weakening housing market, interest rate increases and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

On January 22, 2008, former Governor Eliot Spitzer presented the 2008-09 State Budget for New York, and on April 9, 2008, the Legislature completed action on the State Budget. The New York Division of the Budget projects that the State Budget is balanced in the General Fund on a cash basis, as is required by law. At the time the Legislature enacted the Budget, State Operating Funds spending was projected to total $80.9 billion, a 5.0% increase from the previous year. All Funds spending, which includes federal funds, will total $121.7 billion, an increase of 4.8% from the previous year. The State expects to close the 2008-09 fiscal year with a balance of $2.0 billion in the General Fund.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. According to the 2008-09 Budget Financial Plan, the State projects General Fund current-services budget gaps in future years of $5.0 billion in 2009-10, $7.7 billion in 2010-11, and $8.8 billion in 2011-12.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and public authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In addition, authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

Public a uthorities generally are supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities

Part I - 20

also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of the date of this SAI , New York State’s General Obligation bonds are rated AA- by Fitch Ratings, Aa3 by Moody’s Investor s Service and AA by Standard and Poor’s Ratings Services. All three agencies base their General Obligation ratings on the State’s strong and diverse economic base and on the remote nature of default risk as compared to other issuers. This is offset by the State’s high debt levels, persistent out-year gaps and a politically charged budget process. Rating agencies place emphasis on consistently maintaining adequate reserves and overcoming fiscal challenges posed by spending pressures. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Securities .

The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 200 8 -0 9 balanced Budget.

Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

Additional Information Regarding Ohio Municipal Securities

As used in this SAI, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities. Given that the Ohio Municipal Money Market Fund is invested primarily in Ohio Municipal Securities, the Fund is subject to risks relating to Ohio’s economy and the financial condition of its state and local governments and their agencies.

The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole.

Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State’s economy, the greatest growth in Ohio’s economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio’s economic output as measured by gross state product (“GSP”) totaled $442 billion, 3.6% of the national GSP and seventh largest among the states. Ohio ranks third within the manufacturing sector as a whole ($85 billion) and third in durable goods ($57 billion). As a percent of Ohio’s 2005 GSP, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate.

For 2006, the Bureau of Economic Analysis has estimated that Ohio’s GSP totaled $461 billion, which remains the seventh largest GSP among the states. In 2007, Ohio was the eighth largest exporting state with exports totaling $42.4 billion and was ranked fourth in the United States for machinery exports. The top five categories (machinery, vehicles, electrical machinery, plastics and optics) accounted for 64% (($27 billion) of the State total.

Part I - 21

Payroll employment in Ohio, in a diversifying employment base, increased in the period between 2004 through 2006, but has decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its peak in 1969. The “non-manufacturing” sector employs approximately 86% of all non-farm payroll workers in Ohio.

Agriculture also is an important segment of the Ohio economy . Ohio’s 2006 crop production value of $3.5 billion represented 3.0% of the U.S. total value.

With the Ohio economy expected to be negatively affected by the national economic downturn, the Office of Budget and Management of the State of Ohio (“OBM”) has projected a budgetary shortfall in the current biennium ending June 30, 2009 due to projected decreases from the State budget in tax revenues and projected increases associated with rising Medicaid caseloads. In response, the Governor has issued an executive order directing expenditure reductions and spending controls.

Although revenue obligations of the S tate or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on S tate and local government finances will not adversely affect the market value of Ohio Municipal Securities or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

T he value of the Shares of the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of S tate, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the S tate. In addition, current or future constitutional or statutory restrictions, including those proposed by initiative petition and approved by voters, may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, S tate, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the S tate. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

DIVERSIFICATION

All of the Funds are diversified, as defined under the 1940 Act, except for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund, which are non-diversified. Except for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund, each Fund, with respect to 75% of each of their portfolios, will not invest more than 5% of each of their total assets in the securities of any one issuer; however, these Funds will not invest more than 5% of their total assets in securities of any one issuer unless the securities are first tier securities (as defined below).

For a more complete discussion, see the “Diversification” section in Part II of this SAI.

QUALITY DESCRIPTION

Part I - 22

The 100% U.S. Treasury Securities Money Market Fund and U.S Treasury Plus Money Market Fund may invest only in U.S Treasury bills, notes and other U.S Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Plus Money Market Fund, however, may be subject to repurchase agreements collateralized by such obligations.

The U.S Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Federal Money Market Fund invests exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

At the time the California Municipal Money Market Fund or the New York Municipal Money Market Fund or any JPMT II Fund (except the U.S. Treasury Plus Money Market Fund and U.S. Government Money Market Fund which only invest as described above) acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to those rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer. The Prime Money Market Fund and the Tax Free Money Market Fund only invest in first tier securities or obligations that are not rated, but are determined by the Adviser to be of comparable quality to those rated first tier securities.

Commercial Paper Ratings

The JPMT II Funds, other than the U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund which do not purchase commercial paper, only purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion), or, if unrated, determined by the Investment Adviser to be of comparable quality. The Prime Money Market Fund and Tax Free Money Market Fund only invest in first tier securities (as defined above).

For any JPMT II Money Market Fund, under the guidelines adopted by the Trust’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Investment Adviser may be required to promptly dispose of an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where a NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

TRUSTEES

Standing Committees

Part I - 23

There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

The Audit Committee met 4 times during the fiscal year ended February 2 9 , 200 8 . The Compliance Committee met 4 times during the fiscal year ended February 2 9 , 200 8 . The Governance Committee met 6 times during the fiscal year ended February 2 9 , 200 8 . The Investment Committee met 5 times during the fiscal year ended February 2 9 , 200 8 . For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 200 7 , in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Fund Complex:

Name of Trustee	Ownership of Prime Money Market Fund	Ownership of Liquid Assets Money Market Fund	Ownership of U.S. Government Money Market Fund
Independent Trustees
William J. Armstrong	Over $100,000	Over $100,000	$10,001-$50,000
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	Over $100,000	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	$10,001-$50,000	None	None
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000	None	None

Name of Trustee	Ownership of U.S. Treasury Plus Money Market Fund	Ownership of Federal Money Market Fund	Ownership of 100% U.S. Treasury Securities Money Market Fund
Independent Trustees
William J. Armstrong	$50,001-$100,000	Over $100,000	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Part I - 24

Name of Trustee	Ownership of Tax Free Money Market Fund	Ownership of Municipal Money Market Fund	Ownership of California Municipal Money Market Fund
Independent Trustees
William J. Armstrong	None	None	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Name of Trustee	Ownership of Michigan Municipal Money Market Fund	Ownership of New York Municipal Money Market Fund	Ownership of Ohio Municipal Money Market Fund
Independent Trustees
William J. Armstrong	None	None	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
William J. Armstrong	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000
Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000

Part I - 25

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (1 47 funds).

(2)	For M r. Spalding, this amount include s deferred compensation balances through participation in the JPMorgan Fund s’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For Ms. McCoy and Messrs. Finn, Higgins , Marshall and Oden, these amounts include deferred compensation balances, as of December 31, 200 7 , through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, and JPMorgan Fund s’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.

As of February 2 9 , 200 8 , none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 200 7 , is set forth below:

Name of Trustee	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund
Independent Trustees
William J. Armstrong	$77,467	$8,825	$14,475
Roland R. Eppley, Jr. *	60,323	6,872	11,272
John F. Finn	60,323	6,872	11,272
Dr. Matthew Goldstein	69,225	7,886	12,935
Robert J Higgins	69,225	7,886	12,935
Peter C. Marshall	82,411	9,388	15,399
Marilyn McCoy	77,467	8,825	14,475
William G. Morton, Jr.	60,323	6,872	11,272
Robert A. Oden, Jr.	60,329	6,872	11,273
Fergus Reid, III	115,377	13,143	21,559
Frederick W. Ruebeck	69,225	7,886	12,935
James J. Schonbachler	60,323	6,872	11,272
Interested Trustee
Leonard M. Spalding, Jr.	77,467	8,825	14,475

Part I - 26

Name of Trustee	U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund
Independent Trustees
William J. Armstrong	$7,450	$6,746	$9,812
Roland R. Eppley, Jr. *	5,801	5,253	7,641
John F. Finn	5,801	5,253	7,641
Dr. Matthew Goldstein	6,657	6,029	8,768
Robert J. Higgins	6,657	6,029	8,768
Peter C. Marshall	7,925	7,177	10,438
Marilyn McCoy	7,450	6,746	9,812
William G. Morton, Jr.	5,801	5,253	7,641
Robert A. Oden, Jr.	5,802	5,254	7,641
Fergus Reid, III	11,095	10,048	14,614
Frederick W. Ruebeck	6,657	6,029	8,768
James J. Schonbachler	5,801	5,253	7,641
Interested Trustee
Leonard M. Spalding, Jr.	7,450	6,746	9,812

Name of Trustee	Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund
Independent Trustees
William J. Armstrong	$14,564	$3,133	$882
Roland R. Eppley, Jr. *	11,342	2,440	687
John F. Finn	11,342	2,440	687
Dr. Matthew Goldstein	13,015	2,800	788
Robert J. Higgins	13,015	2,800	788
Peter C. Marshall	15,494	3,333	938
Marilyn McCoy	14,564	3,133	882
William G. Morton, Jr.	11,342	2,440	687
Robert A. Oden, Jr.	11,342	2,440	687
Fergus Reid, III	21,692	4,666	1,314
Frederick W. Ruebeck	13,015	2,800	788
James J. Schonbachler	11,342	2,440	687
Interested Trustee
Leonard M. Spalding, Jr.	14,564	3,133	882

Name of Trustee	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
Independent Trustees
William J. Armstrong	$178	$1,623	$101
Roland R. Eppley, Jr. *	139	1,264	79
John F. Finn	139	1,264	79
Dr. Matthew Goldstein	159	1,451	91
Robert J Higgins	159	1,451	91
Peter C. Marshall	189	1,727	108
Marilyn McCoy	178	1,623	101
William G. Morton, Jr.	139	1,264	79
Robert A. Oden, Jr.	139	1,264	79
Fergus Reid, III	265	2,418	151
Frederick W. Ruebeck	159	1,451	91
James J. Schonbachler	139	1,264	79
Interested Trustee
Leonard M. Spalding, Jr.	178	1,623	101

Part I - 27

Name of Trustee	Total Compensation Paid from Fund Complex(1)
Independent Trustees
William J. Armstrong	$215,417
Roland R. Eppley, Jr. *	167,750
John F. Finn	0	ˆ
Dr. Matthew Goldstein	192,500
Robert J Higgins	0	ˆˆ
Peter C. Marshall	229,167
Marilyn McCoy	215,417
William G. Morton, Jr.	167,750
Robert A. Oden, Jr.	117,425	ˆˆˆ
Fergus Reid, III	320,833
Frederick W. Ruebeck	192,500
James J. Schonbachler	167,750
Interested Trustee
Leonard M. Spalding, Jr.	215,417

(1)    A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes eight registered investment companies (1 47 funds) .

*    Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

ˆ    Does not include $ 167,750 of Deferred Compensation

ˆˆ    Does not include $1 92 , 5 00 of Deferred Compensation.

ˆˆˆ    Does not include $5 0 , 325 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the JPMT I Funds to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

Funds	Fiscal Year Ended February 28, 2006		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 2 9 , 200 8
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund	$29,445	$—	$65,886	$—	$79,427	$—
Federal Money Market Fund	1,546	—	3,892	—	8,444	—
100% U.S. Treasury Securities Money Market Fund	2,918	—	6,598	—	14,255	—
Tax Free Money Market Fund	6,311	—	12,120	—	16,784	—
California Municipal Money Market Fund	67	—	531	—	872	—
New York Municipal Money Market Fund	602	—	1,311	—	1,613	—

The table below sets forth the investment advisory fees paid by the JPMT II Funds to JPMIA (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

Part I - 28

Funds	Fiscal Year Ended February 28, 2006		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 2 9 , 200 8
	Paid	Waived	Paid	Waived	Paid	Waived
Liquid Assets Money Market Fund	$6,085	$—	$8,067	$—	$9,044	$—
U.S. Government Money Market Fund	10,401	—	14,477	—	16,709	—
U.S. Treasury Plus Money Market Fund	5,665	—	7,686	—	8,414	—
Municipal Money Market Fund	819	—	2,352	—	2,957	—
Michigan Municipal Money Market Fund	102	—	183	—	139	—
Ohio Municipal Money Market Fund	68	—	110	—	86	(1)

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration fees paid by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

Funds	Fiscal Year Ended February 28, 2006		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 2 9 , 200 8
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund	$24,174	($6,317)	$56,346	($11,770)	$69,944	($ 4,883 )
Liquid Assets Money Market Fund	3,836	(2,557)	5,732	(2,629)	6,742	(1,797)
U.S. Government Money Market Fund	5,078	(5,818)	10,172	(4,845)	12,687	(2,938)
U.S. Treasury Plus Money Market Fund	4,044	(1,892)	6,138	(1,842)	7,076	(805)
Federal Money Market Fund	1,361	(239)	3,711	(305)	7,207	(690)
100% U.S. Treasury Securities Money Market Fund	6,306	(228)	4,303	(2,531)	10,449	(2,774)
Tax Free Money Market Fund	1,273	(1,748)	12,254	(295)	14,765	(961)
Municipal Money Market Fund	510	(350)	1,434	(992)	1,419	(1,391)
California Municipal Money Market Fund	56	(13)	435	(109)	573	(253)
Michigan Municipal Money Market Fund	93	(14)	175	(14)	79	(55)
New York Municipal Money Market Fund	505	(119)	1,040	(316)	1,402	(126)
Ohio Municipal Money Market Fund	45	(26)	89	(25)	39	(44)

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

Part I - 29

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 2 9 , 200 8 .

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Prime Money Market Fund	—	$49,037.87	$155.16	$6,893,637.14
Liquid Assets Money Market Fund	—	44,109.25	250.00	11,577,074.99
U.S. Government Money Market Fund	—	—	—	4,218,688.03
U.S. Treasury Plus Money Market Fund	—	3,450.01	59.83	5,884,548.86
Federal Money Market Fund	—	—	—	270,044.16
100% U.S. Treasury Securities Money Market Fund	—	—	—	8,439,363.44
Tax Free Money Market Fund	—	—	—	14,958,209.80
Municipal Money Market Fund	—	—	—	11,544,722.59
California Municipal Money Market Fund	—	—	—	5,811,983.48
Michigan Municipal Money Market Fund	—	—	—	94,773.22
New York Municipal Money Market Fund	—	—	—	4,687,996.38
Ohio Municipal Money Market Fund	—	—	—	184,672.47

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended February 2 9 , 200 8 was $0.00. For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS, with respect to the fiscal periods indicated (amounts in thousands):

Fund	Fiscal Year Ended February 28, 2006 [1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund
Class B Shares	$22	$ —	$46	$—	$49	($)	—
Class C Shares	2	—	21	—	27		—
Reserve Shares	540	—	1,027	—	4,559		—
Cash Management Shares	220	—	255	—	2,259		—

Part I - 30

Fund	Fiscal Year Ended February 28, 2006[1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008
	Paid	Waived	Paid	Waived	Paid	Waived
Liquid Assets Money Market Fund
Morgan Shares	371	—	2,323	—	2,914	—
Class B Shares	118	—	161	—	129	—
Class C Shares	2,090	—	3,301	—	3,583	—
Reserve Shares	5,915	—	4,501	—	4,951	—
Service Shares [2]	—ˆ	—	—ˆ	—	—ˆ	—
U.S. Government Money Market Fund
Morgan Shares	1,684	—	2,862	—	3,372	—
Reserve Shares	1,252	—	1,282	—	843	—
Service Shares [2]	—ˆ	—	—ˆ	—	4	—
U.S. Treasury Plus Money Market Fund
Morgan Shares	609	—	1,431	—	1,925	—
Class B Shares	10	—	13	—	11	—
Class C Shares	137	—	205	—	468	—
Reserve Shares	2,773	—	2,844	—	3,481	—
Federal Money Market Fund
Morgan Shares	87	(18)	218	—	228	—
Reserve Shares	1	— ˆ	4	—	42	—
100% U.S. Treasury Securities Money Market Fund
Morgan Shares	945	—	1,808	—	2,253	—
Reserve Shares	2	—	228	—	6,186	—
Tax Free Money Market Fund
Morgan Shares	193	(46)	406	—	818	—
Reserve Shares	3	— ˆ	1,241	—	14,140	—
Municipal Money Market Fund
Morgan Shares	55	—	314	—	298	—
Reserve Shares	613	—	367	—	627	—
Service Shares [2]	—ˆ	—	—ˆ	—	—ˆ	—
E*TRADE Class Shares [3]	176	—	7,110	—	10,620	—
California Municipal Money Market Fund
Morgan Shares	32	(45)	63	—	146	—
E*TRADE Class Shares [3]	37	—	3,605	—	5,666	—
Michigan Municipal Money Market Fund
Morgan Shares	8	—	52	—	41	—
Reserve Shares	66	—	48	—	54	—
New York Municipal Money Market Fund
Morgan Shares	524	(138)	1,158	—	1,195	—
Reserve Shares	197	(12)	480	—	1,024	—
E*TRADE Class Shares [3]	46	—	1,732	—	2,469	—
Ohio Municipal Money Market Fund
Morgan Shares	4	—	26	—	27	—
Reserve Shares	134	—	173	—	158	—

1      For Trust I Funds, the fiscal year changed from August 31 to the last day of February. For Trust II Funds, the fiscal year end changed from June 30 to the last day of February.

2      Shares commenced operations as of July 15, 2005.

3      Shares commenced operations as of January 17, 2006.

ˆ     Amount rounds to less than $1,000.

Part I - 31

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Capital	0.05%
Institutional Class	0.10%
Agency	0.15%
Premier, Cash Management, Service, Reserve and E*TRADE	0.30%*
Morgan and Investor	0.35%**
Class B and Class C	0.25%

*    The amount payable for “service fees” (as defined by the FINRA ) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

**    The amount payable for “service fees” (as defined by the FINRA ) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal period s indicated (amounts in thousands):

Fund	Fiscal Year Ended February 28, 2006 [1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund
Capital Shares	$1	($ 7,527 )	$—	($18,777)	$20	($ 22,800 )
Morgan Shares	6,776	—	17,119	—	23,552	—
Premier Shares	11,743	(405)	21,919	(756)	27,487	(943)
Agency Shares	5,237	(2,618)	9,789	(4,894)	10,004	(4,995)
Class B Shares	1	(6)	3	(12)	4	(12)
Class C Shares	—	(1)	2	(5)	2	(7)
Institutional Class Shares	4,107	(6,159)	8,838	(13,256)	10,075	(15,080)
Reserve Shares	626	(22)	1,192	(41)	5,289	(182)
Cash Management Shares	132	—	153	—	1,355	—
Liquid Assets Money Market Fund
Morgan Shares	1,224	(74)	7,668	(464)	9,616	(583)
Class B Shares	9	(30)	13	(41)	10	(33)
Class C Shares	167	(530)	264	(836)	286	(908)
Premier Shares	390	(13)	1,309	(45)	1,592	(55)
Agency Shares	249	(124)	219	(110)	355	(177)
Institutional Class Shares	465	(698)	681	(1,021)	617	(925)
Reserve Shares	6,861	(237)	5,221	(180)	5,743	(198)
Investor Shares	4,086	—	6,080	—	3,825	—
Service Shares[2]	—ˆ	—ˆ	—ˆ	—ˆ	—ˆ	— ˆ
Capital Shares	—	(931)	—	(694)	—	(1,189)
U.S. Government Money Market Fund
Morgan Shares	5,892	—	9,733	(286)	11,464	(337)

Part I - 32

Fund	Fiscal Year Ended February 28, 2006[1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008
	Paid	Waived	Paid	Waived	Paid	Waived
Premier Shares	2,774	(555)	5,120	—	5,721	—
Agency Shares	3,493	—	4,167	(1,515)	4,398	(1,599)
Institutional Class Shares	879	(586)	1,147	(1,146)	654	(3,034)
Reserve Shares	1,504	—	1,538	—	1,011	—
Service Shares[2]	—ˆ	—ˆ	—ˆ	—ˆ	2	—
Capital Shares	—	(2,957)	693	(2,774)	1,948	(1,844)
U.S. Treasury Plus Money Market Fund
Morgan Shares	2,011	(122)	4,721	(286)	6,359	(378)
Class B Shares	1	(2)	2	(3)	1	(3)
Class C Shares	11	(35)	16	(52)	38	(118)
Premier Shares	2,340	(81)	3,678	(127)	4,088	(136)
Agency Shares	632	(316)	907	(454)	793	(391)
Institutional Class Shares	975	(1,461)	1,185	(1,777)	1,359	(1,991)
Reserve Shares	3,216	(111)	3,299	(114)	4,043	(134)
Investor Shares	5,138	—	6,550	—	5,564	—
Federal Money Market Fund
Morgan Shares	349	(17)	695	(69)	750	(46)
Premier Shares	1,644	(136)	1,632	(126)	2,365	(81)
Agency Shares	71	(52)	136	(94)	274	(136)
Institutional Class Shares	312	(840)	1,133	(2,773)	3,688	(5,533)
Reserve Shares	—	—ˆ	4	—ˆ	49	(2)
100% U.S. Treasury Securities Money Market Fund
Capital Shares	—	(443)	156	(628)	384	(1,541)
Morgan Shares	3,308	—ˆ	6,147	(181)	7,663	(225)
Premier Shares	1,890	(377)	4,854	—	5,560	—
Agency Shares	333	(166)	1,140	(414)	1,005	(365)
Institutional Class Shares	436	(292)	1,063	(1,063)	3,237	(3,237)
Reserve Shares	2	—ˆ	274	—	7,423	—
Tax Free Money Market Fund
Morgan Shares	800	(36)	1,294	(125)	2,699	(163)
Premier Shares	7,162	(619)	16,191	(1,272)	7,674	(265)
Agency Shares	319	(239)	358	(248)	421	(211)
Institutional Class Shares	1,220	(3,462)	2,314	(5,709)	4,575	(6,862)
Reserve Shares	4	—ˆ	1,429	(60)	16,403	(566)
Municipal Money Market Fund
Morgan Shares	187	(5)	1,070	(31)	1,010	(32)
Premier Shares	1,669	—	3,138	—	1,017	(440)
Agency Shares	22	(8)	27	(10)	25	(9)
Institutional Class Shares	60	(59)	111	(112)	869	(1)
Reserve Shares	735	—	440	—	750	(2)
Service Shares[2]	—ˆ	—ˆ	—ˆ	—ˆ	—ˆ	—ˆ
E*TRADE Class Shares[3]	73	(15)	2,963	(592)	4,412	(898)
California Municipal Money Market Fund
Morgan Shares	229	(42)	167	(53)	419	(92)
E*TRADE Class Shares[3]	5	(14)	1,337	(463)	2,238	(595)
Michigan Municipal Money Market Fund

Part I - 33

Fund	Fiscal Year Ended February 28, 2006[1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008
	Paid	Waived	Paid	Waived	Paid	Waived
Morgan Shares	21	(7)	143	(41)	111	(33)
Premier Shares	207	(73)	365	(106)	256	(78)
Reserve Shares	57	(21)	45	(13)	48	(16)
New York Municipal Money Market Fund
Morgan Shares	2,202	(113)	3,614	(440)	3,785	(397)
Reserve Shares	239	(12)	522	(54)	1,133	(95)
E*TRADE Class Shares[3]	17	(6)	841	(225)	932	(303)
Ohio Municipal Money Market Fund
Morgan Shares	11	(4)	68	(24)	64	(29)
Premier Shares	57	(25)	92	(33)	40	(15)
Reserve Shares	113	(47)	153	(55)	126	(64)

1      For Trust I Funds, the fiscal year changed from August 31 to the last day of February. For Trust II Funds, the fiscal year end changed from June 30 to the last day of February.

2      Shares commenced operations as of July 15, 2005.

3      Shares commenced operations as of January 17, 2006.

ˆ     Amount rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Broker Research

For the fiscal year ended February 2 9 , 200 8 , the Adviser (either JPMIM or JPMIA) had no allocated brokerage commissions to brokers who provided broker research to report, including third party broker research.

Securities of Regular Broker-Dealers

As of February 2 9 , 200 8 , certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Prime Money Market Fund	ABN AMRO Inc.	380,200
	Bank of America Corporation	1,383,250
	Barclays Capital Inc.	8,653,400
	Citigroup Global Markets Inc.	3,825,000
	Deutsche Bank AG	1,963,168
	Goldman Sachs and Company	2,170,000
	Lehman Brothers Inc.	250,000
	Merrill Lynch & Co. Inc.	345,000
	Royal Bank of Scotland Group	950,105
	UBS Financial Services Inc.	3,477,450

Liquid Assets Money Market Fund	ABN AMRO Inc.	42,000
	Bank of America Corporation	284,314
	Barclays Capital Inc.	260,000
	Citigroup Global Markets Inc.	325,000

Part I - 34

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
	Deutsche Bank AG	400,000
	Goldman Sachs and Company	338,000
	HSBC Securities Inc.	50,000
	Merrill Lynch & Co. Inc.	13,487
	Royal Bank of Scotland Group	269,469
	UBS Financial Services Inc.	365,238

U.S. Government Money Market Fund	Barclays Capital Inc.	4,500,000
	Credit Suisse First Boston LLC	575,000
	Deutsche Bank AG	4,986,832
	Merrill Lynch & Co. Inc.	712,687
	UBS Financial Services Inc.	1,150,000

U.S. Treasury Plus Money Market Fund	Barclays Capital Inc.	2,300,000
	Credit Suisse First Boston LLC	425,000
	Deutsche Bank AG	2,252,062
	G reenwich Capital Markets, Inc.	700,000
	HSBC Securities Inc.	2,100,000
	Lehman Brothers Inc.	500,000
	Merrill Lynch & Co. Inc.	1,000,000
	UBS Financial Services Inc.	500,000

Tax Free Money Market Fund	ABN AMRO Inc.	625,947
	Deutsche Bank AG	184,585
	Goldman Sachs and Company	3,245
	Lehman Brothers Inc.	2,218,441
	UBS Financial Services Inc.	62,465

Municipal Money Market Fund	ABN AMRO Inc.	19,145
	Deutsche Bank AG	40,690
	Lehman Brothers Inc.	10,000

California Municipal Money Market Fund	ABN AMRO Inc.	10,000
	Deutsche Bank AG	21,230
	Lehman Brothers Inc.	26,845

Michigan Municipal Money Market Fund	ABN AMRO Inc.	4,245
	UBS Financial Services Inc.	2,750

New York Municipal Money Market Fund	ABN AMRO Inc.	17,595
	Lehman Brothers Inc.	4,700

Ohio Municipal Money Market Fund	ABN AMRO Inc.	4,700
	Lehman Brothers Inc.	750

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation

During the fiscal year ended February 29 , 200 8 , JPMIM, JPMIA and SC-R&M paid approximately $ 74,833,828 $ 29,122,051 and $338,652 respectively, for all of the JPMorgan Funds

Part I - 35

pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

State Specific Tax Information

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

California Taxes. In general, as long as the California Municipal Money Market Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as such exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Funds taxable year.

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

In general, exempt obligations will include California exempt and U.S. exempt obligations. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

Michigan Taxes. Di vidends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax- exempt Michigan Municipal Obligations will be exempt from Michigan personal income tax and generally, also exempt from Michigan business tax. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan business tax, even though the dividends may be exempt for federal income tax purposes. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Part I - 36

New York Taxes. Dividends paid by the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (New York Tax-Exempt Bonds) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not the New York State corporate franchise tax or New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Code. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation ’ s net investment income for purposes of calculating such corporation ’ s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation ’ s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Funds dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

Ohio Taxes. Distributions from the Ohio Municipal Money Market Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Part I - 37

Capital Loss Carryforwards

For Federal income tax purposes, the following Funds had no capital loss carryforwards for the fiscal year ended February 2 9 , 200 8. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	At least on a 1 day lag
Lipper, Inc.	Monthly	At least on a 1 day lag
Thomson Financial	Monthly	At least on a 1 day lag
Bloomberg LP	Monthly	At least on a 1 day lag
JPMorgan Chase & Co.	Monthly	At least on a 1 day lag

100% U.S. Treasury Securities Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
U.S. Government Money Market Fund
U.S. Treasury Plus Money Market Fund
The McGraw-Hill Companies, Inc.- Standard & Poor’s	Weekly	At least on a 1 day lag
Moody’s Investors Service, Inc.	Weekly	At least on a 1 day lag
Fitch Ratings	Weekly	At least on a 1 day lag

100% U.S. Treasury Securities Money Market Fund
Prospect Acquisition Corp.	Monthly	At least on a 1 day lag
Teledyne Technologies	Monthly	At least on a 1 day lag

Prime Money Market Fund
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
KPMG	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
West Virginia Board of Treasury Investments	Monthly	At least on a 1 day lag
Dell Computer Corporation	Monthly	At least on a 1 day lag
Fidelity Investments	Monthly	At least on a 1 day lag
Commerce Bank	Monthly	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag

Liquid Assets Money Market Fund
ManagersInvest	Weekly	At least on a 1 day lag
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
Fidelity Investments	Monthly	At least on a 1 day lag

Federal Money Market Fund
William Harris Investors Inc.	Monthly	At least on a 1 day lag

Municipal Money Market Fund
Ennis Knupp and Associates	Quarterly	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag

Part I - 38

All Funds

U.S. Government Money Market Fund
Ohio Bureau of Workers’ Compensation	Monthly	At least on a 1 day lag
Commerce Bank	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers.

As of May 31, 200 8 , the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders.

As of May 31, 200 8 , the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
AGENCY SHARES	BLACKSTONE ECC COMMUNICATIONS PRTNR	5.13%
	345 PARK AVENUE, 14TH FLOOR NEW YORK NY 10154-0004

	JPMORGAN INVESTOR SERVICES*	13.46%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75424

	NATIONAL FINANCIAL SERV CORP	18.68%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3908
	NEW YORK NY 10008-3908

CAPITAL SHARES	HARE & CO C/O THE BANK OF NEW YORK	12.50%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	HEWLETT PACKARD COMPANY	7.17%
	3000 HANOVER ST
	PALO ALTO CA 94304-1185

INSTITUTIONAL SHARES	JPMORGAN INVESTOR SERVICES*	5.71%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75424

	KINGSLEY & CO/JPM ASSET SWEEP*	26.82%
	FUND OMNIBUS ACCOUNT

Part I - 39

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK	9.39%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN CHASE BANK*	11.05%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	NATIONAL FINANCIAL SERV CORP CUST	10.88%
	CHURCH STREET STATION
	PO BOX 3752
	NEW YORK NY 10008-3752

	NBA PLAYERS ASSOCIATION ESCROW ACCT	7.29%
	ATTN MICHELLE LEFTWICH VP & ASST
	GENERAL COUNSEL OLYMPIC TOWER
	645 5TH AVE
	NEW YORK NY 10022-5910

PREMIER SHARES	AMERICAN STOCK TRAN & TRUST CO	6.53%
	FOR GSC ACQUISTION COMPANY
	ATTN HENRY REINHOLD
	59 MAIDEN LN
	NEW YORK NY 10038-4502

	JPMORGAN CHASE BANK*	8.85%
	ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

	STRAFE & CO*	17.95%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

RESERVE SHARES	JPMSI AS AGENT FOR KINGSLEY AND CO*	39.74%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	NATIONAL FINANCIAL SERV CORP CUST	47.03%
	CHURCH STREET STATION
	PO BOX 3752
	NEW YORK NY 10008-3752

	STRAFE & CO*	12.76%

Part I - 40

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PARKWAY
	PO BOX 711234
	COLUMBUS OH 43271-0001

CALIFORNIA MUNICIPAL MONEY MARKET FUND
E TRADE SHARES	E TRADE CLEARING LLC	100.00%
	ATTN PAYMENT SERVICES DEPT
	671 N GLEBE RD
	BALLSTON TOWERS
	ARLINGTON VA 22203-2120

MORGAN SHARES	E TRADE CLEARING LLC	8.72%
	ATTN PAYMENT SERVICES DEPT
	671 N GLEBE RD
	BALLSTON TOWERS
	ARLINGTON VA 22203-2120

	FIDUCIARY TRUST REVENUE	28.87%
	ATTN JOHN CONTE
	600 5TH AVE
	NEW YORK NY 10020-2302

	JPMORGAN TRUST CO, NA*	33.47%
	FBO CLIENT
	ATTN: FUND OPERATIONS 3/OPS3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	JPMORGAN TRUST CO, NA*	10.47%
	MQP GST NONEXEMPT TRUST-WHALEROCK
	ATTN: FUND OPERATIONS 3/OPS3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	SATURN & CO	5.52%
	PO BOX 9130FPG90
	BOSTON MA 02117

FEDERAL MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK	19.73%
	ATTN STIF/MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	26.64%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK*	5.35%
	FBO CLIENT
	ATTN: FUND OPERATIONS 3/OPS3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

Part I - 41

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

MORGAN SHARES	E TRADE CLEARING LLC	31.53%
	ATTN PAYMENT SERVICES DEPT
	671 N GLEBE RD
	BALLSTON TOWERS
	ARLINGTON VA 22203-2120
	HARE & CO C/O THE BANK OF NEW YORK	6.12%
	ATTN STIF/MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN CHASE BANK*	6.85%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN INVESTOR SERVICES*	5.95%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

	NATIONAL FINANCIAL SERV CORP	9.61%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

PREMIER SHARES	HARE & CO	5.33%
	C/O THE BANK OF NEW YORK
	ATTN STIF/MASTER NOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

RESERVE SHARES	JPMORGAN TRUST CO, NA*	7.41%
	FBO CLIENT
	ATTN: FUND OPERATIONS 3/OPS3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	LIBERTY PROTEIN INC	52.08%
	ATTN CHARLES Y TANABE
	12300 LIBERTY BLVD
	ENGLEWOOD CO 80112-7009

	VON KARMAN FUNDING LLC	14.67%
	ATTN MURIE SPROUSE
	18400 VON KARMAN AVE STE 1000
	IRVINE CA 92612-0516

	VON KARMAN FUNDING LLC	9.15%
	ATTN MURIE SPROUSE
	18400 VON KARMAN AVE STE 1000
	IRVINE CA 92612-0516

	VON KARMAN FUNDING LLC	6.84%
	ATTN MURIE SPROUSE

Part I - 42

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	18400 VON KARMAN AVE STE 1000
	IRVINE CA 92612-0516

LIQUID ASSETS MONEY MARKET FUND
AGENCY SHARES	JPMORGAN INVESTOR SERVICES*	72.03%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14221 DALLAS PARKWAY 2JIP 6TH FL
	DALLAS TX 75254

	STRAFE & CO*	8.38%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

CAPITAL SHARES	MANAGERS BOND FUND	5.42%
	800 CONNECTICUT AVE
	NORWALK CT 06854-1631

	MCAFEE INC ATTN ACCOUNTING DEPT	6.15%
	5000 HEADQUARTERS DR
	PLANO TX 75024-5826

	NATIONAL FUEL GAS COMPANY	6.42%
	ATTN JOHN MANGIONE
	6363 MAIN ST
	WILLIAMSVILLE NY 14221-5887

	SABINE PASS LNG LP	6.16%
	CHENIERE SABINE PASS
	700 MILAM ST STE 800
	HOUSTON TX 77002-2835

C SHARES	INGALLS & SNYDER LLC AS AGENT	98.63%
	OMNIBUS A/C FOR EXCLUSIVE BENEFIT
	OF CUSTOMERS
	61 BROADWAY
	NEW YORK NY 10006-2701

INSTITUTIONAL SHARES	JPMORGAN INVESTOR SERVICES*	13.65%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14221 DALLAS PARKWAY 2JIP 6TH FL
	DALLAS TX 75254

	JPMORGAN INVESTOR SERVICES*	70.29%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

INVESTOR SHARES	HARE & CO C/O THE BANK OF NEW YORK	6.59%
	ATTN STIF/MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

Part I - 43

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	JPMORGAN INVESTOR SERVICES*	5.41%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14221 DALLAS PARKWAY 2JIP 6TH FL
	DALLAS TX 75254

	NATIONAL FINANCIAL SERV CORP	19.48%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

	STRAFE & CO*	58.52%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

MORGAN SHARES	NATIONAL FINANCIAL SERV CORP	79.91%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

PREMIER SHARES	JPMC AS EA PFIZER INC,QUIGLEY COMPA	20.43%
	PFIZER INC
	NORTH AMERICAN SHARED SERVICE(NASS)
	BANK RECONCILIATION TEAM
	6730 LENOX CENTER CT STE 300
	MEMPHIS TN 38115-4289

	JPMORGAN INVESTOR SERVICES*	43.09%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14221 DALLAS PARKWAY 2JIP 6TH FL
	DALLAS TX 75254

	STRAFE & CO*	19.37%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

RESERVE SHARES	JPMORGAN CHASE BANK*	6.69%
	ATTN TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK*	10.58%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DRIVE
	2ND FLOOR
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	35.02%

	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

Part I - 44

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	JPMORGAN CHASE BANK*	9.27%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	10.15%
	FBO ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

SERVICE SHARES	JPMORGAN CHASE BANK*	30.84%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	7.27%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	9.02%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	18.91%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	9.75%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	16.00%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

MICHIGAN MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	JAMES R DONAHEY	8.24%
	PAT J DONAHEY JT TEN
	421 HIGHLAND
	ANN ARBOR MI 48104-1729

	NATIONAL FINANCIAL SERV CORP	46.75%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

	NATIONAL FINANCIAL SERVICES CORP	38.02%
	FOR THE EXCLUSIVE BENEFIT OF
	OUR CUSTOMERS

Part I - 45

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	ATTN: MUTUAL FUNDS—5TH FLOOR
	200 LIBERTY ST—1 WORLD FINANCIAL
	NEW YORK NY 10281

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK	5.30%
	ATTN STIF/MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	NFS LLC FEBO	5.25%
	SLEMAN A KHOURY MD
	NABIHA A KHOURY MD JTTEN
	TOD DTD 2/27/2007
	5949 SPRINGWATER LN
	W BLOOMFIELD MI 48322-1757

	REICH & TANG SERVICES INC	85.52%
	FBO VARIOUS CUSTOMERS
	ATTN CHRIS GILL
	600 5TH AVE
	NEW YORK NY 10020-2302

RESERVE SHARES	MBSC SECURITIES CORPORATION	78.38%
	ATTN TIM BARRETT
	144 GLENN CURTISS BLVD
	EAST TOWER 8TH FLOOR
	UNIONDALE NY 11556-0144

	MBSC SECURITIES CORPORATION	16.37%
	ATTN TIM BARRETT
	144 GLENN CURTISS BLVD
	EAST TOWER 8TH FLOOR
	UNIONDALE NY 11556-0144

MUNICIPAL MONEY MARKET FUND
AGENCY SHARES	NATIONAL FINANCIAL SERVICES CORP	97.35%
	FOR THE EXCLUSIVE BENEFIT OF
	OUR CUSTOMERS
	ATTN: MUTUAL FUNDS—5TH FLOOR
	200 LIBERTY ST—1 WORLD FINANCIAL
	NEW YORK NY 10281

E TRADE SHARES	E TRADE CLEARING LLC	100.00%
	ATTN PAYMENT SERVICES DEPT
	671 N GLEBE RD
	BALLSTON TOWERS
	ARLINGTON VA 22203-2120

INSTITUTIONAL SHARES	ASTELLAS PHARMA MANUFACTURING INC	24.94%
	ATTN CHARLES BURNGASSER
	3125 STALEY RD
	GRAND ISLAND NY 14072-2028

	ASTELLAS US HOLDINGS INC	5.60%
	ATTN: XIN LU

Part I - 46

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	THREE PARKWAY NORTH
	DEERFIELD IL 60015-2537

	COLUMBUS MCKINNON CORPORATION	8.02%
	ATTN TREASURER
	140 JOHN JAMES AUDUBON PKWY
	AMHERST NY 14228-1112

	JPMORGAN TRUST CO OF DE*	10.98%
	TROF INC
	ATTN: FUND OPERATIONS 3/OPS3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	STRAFE & CO*	35.71%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

MORGAN SHARES	NATIONAL FINANCIAL SERV CORP	83.38%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

	NATIONAL FINANCIAL SERVICES CORP	10.51%
	FOR THE EXCLUSIVE BENEFIT OF
	OUR CUSTOMERS
	ATTN: MUTUAL FUNDS—5TH FLOOR
	200 LIBERTY ST—1 WORLD FINANCIAL
	NEW YORK NY 10281

PREMIER SHARES	E TRADE CLEARING LLC	41.57%
	ATTN PAYMENT SERVICES DEPT
	671 N GLEBE RD
	BALLSTON TOWERS
	ARLINGTON VA 22203-2120

	NFS LLC FBO	11.60%
	NORMA TOWNSDIN
	14275 E WATERLOO RD
	ARCADIA OK 73007-9205

	NFS LLC FBO	10.33%
	ROY E TOWNSDIN
	14275 E WATERLOO RD
	ARCADIA OK 73007-9205

	STRAFE & CO*	16.88%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

RESERVE SHARES	BISYS FUND SERVICES, INC	7.77%
	FBO BB&T SWEEP CUSTOMERS

Part I - 47

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	3435 STELZER RD STE 1000
	COLUMBUS OH 43219-6004

	INGALLS & SNYDER LLC AS AGENT	5.43%
	OMNIBUS A/C FOR EXCLUSIVE BENEFIT
	OF CUSTOMERS
	61 BROADWAY
	NEW YORK NY 10006-2701

	JPMORGAN CHASE BANK*	18.15%
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	8.98%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	34.38%
	FBO ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

	SOUTHWEST SECURITIES INC	5.73%
	ATTN CAROL BENNETT
	1201 ELM ST STE 3700
	DALLAS TX 75270-2002

SERVICE SHARES	JP MORGAN INVESTMENT MGMT*	99.47%
	ATTN BEVERLY HOYNG
	1111 POLARIS PARKWAY STE 2F
	COLUMBUS OH 43240-2031

NEW YORK MUNICIPAL MONEY MARKET FUND
E TRADE SHARES	E TRADE CLEARING LLC	100.00%
	ATTN PAYMENT SERVICES DEPT
	671 N GLEBE RD
	BALLSTON TOWERS
	ARLINGTON VA 22203-2120

MORGAN SHARES	JPMORGAN INVESTOR SERVICES*	9.39%
	CASH MGMT INVESTMENTS SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14221 DALLAS PARKWAY 2JIP 6TH FL
	DALLAS TX 75254

	NATIONAL FINANCIAL SERV CORP	9.58%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

	NATIONAL FINANCIAL SERV CORP CUST	31.45%
	CHURCH STREET STATION
	PO BOX 3752
	NEW YORK NY 10008-3752

Part I - 48

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

RESERVE SHARES	JPMORGAN CHASE BANK*	73.74%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	14.43%
	FBO ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

OHIO MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	NATIONAL FINANCIAL SERV CORP	51.23%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

	NATIONAL FINANCIAL SERVICES CORP	46.95%
	FOR THE EXCLUSIVE BENEFIT OF
	OUR CUSTOMERS
	ATTN: MUTUAL FUNDS—5TH FLOOR
	200 LIBERTY ST—1 WORLD FINANCIAL
	NEW YORK NY 10281

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK	20.13%
	ATTN STIF/MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN TRUST CO, NA*	30.88%
	FBO CLIENT
	ATTN: FUND OPERATIONS 3/OPS3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	NFS LLC FBO	22.57%
	ROBERT P BAUER REVOC TRUST
	ROBERT P BAUER
	U/A 02/20/2004
	6129 GREY FRIAR WAY
	DUBLIN OH 43017-8805

	STRAFE & CO*	20.05%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

RESERVE SHARES	MBSC SECURITIES CORPORATION	72.96%
	ATTN TIM BARRETT
	144 GLENN CURTISS BLVD
	EAST TOWER 8TH FLOOR
	UNIONDALE NY 11556-0144

Part I - 49

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	MBSC SECURITIES CORPORATION	20.31%
	144 GLENN CURTISS BLVD
	UNIONDALE NY 11556-3801

	MBSC SECURITIES CORPORATION	6.71%
	144 GLEN CURTISS BLVD
	UNIONDALE NY 11556-3801

PRIME MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK	6.26%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	51.07%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

	NATIONAL FINANCIAL SERV CORP	5.85%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

B SHARES	CITIGROUP GLOBAL MARKETS INC	6.71%
	HOUSE ACCOUNT
	ATTN PETER BOOTH 7TH FL
	333 W 34TH ST
	NEW YORK NY 10001-2402

CAPITAL SHARES	HARE & CO C/O THE BANK OF NEW YORK	14.14%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JP MORGAN CHASE BANK AS AGENT*	6.26%
	FBO CLIENT
	ATTN: SPECIAL PRODUCTS 1/OPS 3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	JPMORGAN INVESTOR SERVICES*	8.74%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

	STABLE INVESTMENT CORPORATION	5.36%
	ATTN WANG RONG

Part I - 50

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	ROOM 1832 NEW POLY PLAZA
	NO 1 NORTH CHAOYANGMEN ST
	DONGCHENG DISTRICT BEIJING CHINA

CASH MGMT SHARES	CHICAGO DEFERRED EXCHANGE COMPANY	93.79%
	ATTN VERONICA SALAZAR
	135 S LASALLE ST STE 1811
	CHICAGO IL 60603-4159
INSTITUTIONAL SHARES	GLOBEOP FINANCIAL SERVICES LLC	6.31%
	156 WEST 56TH STREET
	6TH FLOOR
	NEW YORK NY 10019-3800

	HARE & CO	5.41%
	C/O THE BANK OF NEW YORK
	ATTN STIF/MASTER NOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMIM AS AGENT FOR	5.94%
	INSTITUTIONAL PRIME MONEY MARKET *
	OFFSET OMNIBUS ACCOUNT
	ATTN CRAIG INGRAM
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

MORGAN SHARES	JPMORGAN CHASE BANK *	7.39%
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK *	7.22%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	NATIONAL FINANCIAL SERV CORP	7.38%
	200 LIBERTY ST FL 5
	NEW YORK NY 10281-5503

	NATIONAL FINANCIAL SERV CORP	17.93%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

PREMIER SHARES	HARE & CO	10.81%
	C/O THE BANK OF NEW YORK
	ATTN STIF/MASTER NOTE
	111 SANDERS CREEK PKWY

Part I - 51

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	EAST SYRACUSE NY 13057-1382

	HARE & CO C/O THE BANK OF NEW YORK	7.57%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	7.56%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

	LAZARD CAPITAL MARKETS LLC	5.23%
	ATTN JEFF HEITE
	30 ROCKEFELLER PLZ
	NEW YORK NY 10112-0015

RESERVE SHARES	JPMORGAN CHASE BANK*	7.31%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	37.11%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	40.76%
	FBO ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

TAX FREE MONEY MARKET FUND
AGENCY SHARES	JPMORGAN INVESTOR SERVICES*	7.86%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

	NATIONAL FINANCIAL SERV CORP	36.27%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

INSTITUTIONAL SHARES	KINGSLEY & CO/JPM ASSET SWEEP*	30.55%
	FUND OMNIBUS ACCOUNT

Part I - 52

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

MORGAN SHARES	JPMORGAN CHASE BANK*	14.52%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	11.65%
	FBO ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

	LAZARD CAPITAL MARKETS LLC	19.65%
	ATTN JEFF HEITE
	30 ROCKEFELLER PLZ
	NEW YORK NY 10112-0015

	NATIONAL FINANCIAL SERV CORP	8.87%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

PREMIER SHARES	KINGSLEY & CO/JPM ASSET SWEEP*	34.09%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	NATIONAL FINANCIAL SERV CORP	6.14%
	FOR THE EXCL BEN OF OUR CUST
	ATTN MIKE MCLAUGHLIN
	PO BOX 3752
	NEW YORK NY 10008-3752

	STRAFE & CO*	27.57%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

RESERVE SHARES	JPMSI AS AGENT FOR KINGSLEY AND CO*	64.11%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS
	2 OPS/3

Part I - 53

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	500 STANTON CHRISTIANA ROAD
	NEWARK DE 19713-2105

	NATIONAL FINANCIAL SERV CORP CUST	16.79%
	CHURCH STREET STATION
	PO BOX 3752
	NEW YORK NY 10008-3752
	STRAFE & CO*	18.64%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PARKWAY
	PO BOX 711234
	COLUMBUS OH 43271-0001

U.S. GOVERNMENT MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK	5.11%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	71.55%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14201 DALLAS PARKWAY 2ND FLR
	DALLAS TX 75254-2916

CAPITAL SHARES	BANC OF AMERICA SECURITIES LLC	11.83%
	ATTN MONEY FUND MANAGER
	200 N COLLEGE ST FL 3
	CHARLOTTE NC 28255-0001

	DISCOVER BANK	8.68%
	MAIN OPERATING ACCT
	ATTN PATTY NERWINSKI
	2500 LAKE COOK RD
	RIVERWOODS IL 60015-3851

	HARE & CO C/O THE BANK OF NEW YORK	7.08%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	18.43%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14201 DALLAS PARKWAY 2ND FLR
	DALLAS TX 75254-2916

	STRAFE & CO*	5.75%
	BOIA-ONE GROUP OPERATIONS

Part I - 54

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

INSTITUTIONAL SHARES	CITIBANK NA FBO DCNAF	8.23%
	ATTN CAMILLE TAMAO
	111 WALL ST FL 15
	NEW YORK NY 10005-3509

	GOLDMAN SACHS GLOBAL CASH SERVICES	16.48%
	OMNIBUS ACCT FBO GOLDMAN SACHS & CO
	CUSTOMERS
	71 S WACKER DR STE 500
	CHICAGO IL 60606-4673

	HARE & CO C/O THE BANK OF NEW YORK	7.70%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK	10.45%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN CHASE BANK*	7.06%
	ATTN MICHELE DIXON
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128
	JPMORGAN CHASE BANK*	12.28%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	18.84%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN INVESTOR SERVICES*	19.11%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14201 DALLAS PARKWAY 2ND FLR
	DALLAS TX 75254-2916

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK	9.22%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

Part I - 55

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	JPMORGAN CHASE BANK*	7.31%
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN INVESTOR SERVICES*	5.86%
	CASH MGMT INVESTMENT SUPPORT
	ATTN CASH SWEEP OPERATIONS
	14201 DALLAS PARKWAY 2ND FLR
	DALLAS TX 75254-2916
	LAZARD CAPITAL MARKETS LLC	7.77%
	ATTN JEFF HEITE
	30 ROCKEFELLER PLZ
	NEW YORK NY 10112-0015

	WF AUTO EXCHANGE LLC	11.57%
	C/O WELLS FARGO FINANCIAL
	ATTN:JENNIFER PETERS
	800 WALNUT ST
	DES MOINES IA 50309-3605

RESERVE SHARES	JPMORGAN CHASE BANK*	13.86%
	ATTN TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK*	58.26%
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	6.54%
	FBO ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

SERVICE SHARES	JPMORGAN CHASE BANK*	98.36%
	ATTN: MICHAEL BROWNING
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

U.S. TREASURY PLUS MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK	9.59%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	55.10%
	CASH MGMT INVESTMENT SUPPORT

Part I - 56

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

	ROONEY FINANCE COMPANY LLC	9.00%
	1400 GULF SHORE BLDV
	SUITE 184
	NAPLES FL 34102

B SHARES	EDWARD D JONES & CO CUSTODIAN	15.68%
	FBO THOMAS F KLINE IRA
	2594 PLEASANT VALLEY RD NE
	NEW PHILADELPHIA OH 44663-9762

	FIRST CLEARING LLC	5.64%
	OSCAR DRUCKER IRA
	FCC AS CUSTODIAN
	239 BERTRAM PLACE
	BETHPAGE NY 11714-4201

	NFS LLC FBO	11.65%
	JPMORGAN CHASE BANK TRAD CUST
	IRA OF KAREN L CARLSON
	3S383 CHESTNUT CT
	WARRENVILLE IL 60555-2646

	NFS LLC FEBO	6.47%
	LISTER C GREENE 2005 REVOCABLE L
	LISTER C GREENE TTEE
	7401 RIVERSIDE PKWY
	APT 335
	TULSA OK 74136-5074

	STATE STREET BANK & TRUST COMPANY	7.94%
	GREENWELL AND CO PC NDFI SIMP-IRA
	DAVID T GREENWELL
	10713 FAIRWAY AVE
	OKLAHOMA CITY OK 73170-2524

C SHARES	INGALLS & SNYDER LLC AS AGENT	99.21%
	OMNIBUS A/C FOR EXCLUSIVE BENEFIT
	OF CUSTOMERS
	61 BROADWAY
	NEW YORK NY 10006-2701

INSTITUTIONAL SHARES	HARE & CO	6.47%
	C/O THE BANK OF NEW YORK
	ATTN STIF/MASTER NOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

Part I - 57

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	JPMORGAN INVESTOR SERVICES*	26.46%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75254

	MIRANT CORPORATION	5.88%
	ATTN MARK CROMPTON
	1155 PERIMETER CTR W
	ATLANTA GA 30338-5463
	PFIZER INC	9.47%
	ATTN TREASURY OPERATIONS
	235 E 42ND ST
	NEW YORK NY 10017-5703

INVESTOR SHARES	HARE & CO C/O THE BANK OF NEW YORK	71.78%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	STRAFE & CO*	14.45%
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PKWY
	PO BOX 710027
	COLUMBUS OH 43271-0001

MORGAN SHARES	FIDUCIARY TRUST REVENUE	8.20%
	ATTN JOHN CONTE
	600 5TH AVE
	NEW YORK NY 10020-2302

	HARE & CO C/O THE BANK OF NEW YORK	8.78%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN CHASE BANK*	9.89%
	ATTN MICHELE DIXON
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK*	6.56%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DRIVE
	2ND FLOOR
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	28.76%

Part I - 58

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	NATIONAL FINANCIAL SERV CORP CUST	9.41%
	CHURCH STREET STATION
	PO BOX 3752
	NEW YORK NY 10008-3752

PREMIER SHARES	AMERICAN STOCK TRANSFER AND TRUST	5.38%
	CO AS TRUSTEE FOR INTER ATLANTIC
	FINANCIAL INC
	ATTN HENRY REINHOLD
	59 MAIDEN LN
	NEW YORK NY 10038-4502

	BNY OCS NOMINEES LTD	6.03%
	KUNSTLAAN AVENUE DES ARTS 35
	BRUSSELS BELGIUM 1040

	HARE & CO	27.71%
	C/O THE BANK OF NEW YORK
	ATTN STIF/MASTER NOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	HARE & CO C/O THE BANK OF NEW YORK	23.12%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	6.88%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1 JIP 2ND FLR
	DALLAS TX 75254

	UBATCO AND CO	11.85%
	ATTN TRUST OPERATIONS
	PO BOX 82529
	LINCOLN NE 68501-2529

RESERVE SHARES	JPMORGAN CHASE BANK*	9.17%
	ATTN MICHELE DIXON
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK*	19.72%
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	13.94%
	ATTN: TOM AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA BAY FL 33610-9128

	JPMORGAN CHASE BANK*	30.18%
	FBO ITSELF AND ITS CLIENTS
	ATTN THOMAS AVINO
	10420 HIGHLAND MANOR DR FL 2
	TAMPA FL 33610-9128

Part I - 59

*    The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

The Financial S tatements are incorporated by reference to this SAI. The F inancial S tatements for the fiscal year ended February 2 9 , 200 8 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These F inancial S tatements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111 or JPMorgan Institutional Funds Service Center at 1-800-766-7722.

Part I - 60

JPMorgan Income Funds
STATEMENT OF ADDITIONAL INFORMATION, PART I
July 1 , 2008

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Bond Fund (the “Bond Fund”)
JPMorgan Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”)
JPMorgan Enhanced Income Fund (the “Enhanced Income Fund”)
JPMorgan Real Return Fund (the “Real Return Fund”)
JPMorgan Short Term Bond Fund (the “Short Term Bond Fund”)
JPMorgan Strategic Income Fund (the “Strategic Income Fund”),

JPMORGAN TRUST II (“JPMT II”)

JPMorgan Core Bond Fund (the “Core Bond Fund”)
JPMorgan Core Plus Bond Fund (the “Core Plus Bond Fund”)
JPMorgan Government Bond Fund (the “Government Bond Fund”)
JPMorgan High Yield Bond Fund (the “High Yield Bond Fund”)
JPMorgan Intermediate Bond Fund (the “Intermediate Bond Fund”)
JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)
JPMorgan Short Duration Bond Fund (the “Short Duration Bond Fund”)
JPMorgan Treasury & Agency Fund (the “Treasury & Agency Fund”)
JPMorgan Ultra Short Duration Bond Fund (the “Ultra Short Duration Bond Fund”)

J.P. MORGAN MUTUAL FUND GROUP (“JPMMFG”)

JPMorgan Short Term Bond Fund II (the “Short Term Bond Fund II”)
(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2008 , as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 29 , 2008 , included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services
P.O Box 8528
Boston, MA 02266-8528
1-800-480-4111

SAI-INC- 708

PART I
GENERAL	1
The Trusts and the Funds	1
Share Classes	3
Miscellaneous	3
INVESTMENT RESTRICTIONS	4
INVESTMENT PRACTICES	10
ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES	16
QUALITY DESCRIPTION	16
DIVERSIFICATION	17
PORTFOLIO TURNOVER	17
TRUSTEES	18
Standing Committees	18
Ownership of Securities	19
Trustee Compensation	21
INVESTMENT ADVISER	24
Investment Advisory Fees	24
PORTFOLIO MANAGERS	25
Portfolio Managers’ Other Accounts Managed	25
Portfolio Managers’ Ownership of Securities	28
ADMINISTRATOR	30
Administrator Fees	30
DISTRIBUTOR	31
Compensation Paid to JPMDS	31
Distribution Fees	31
SHAREHOLDER SERVICING	33
Shareholder Services Fees	33
BROKERAGE AND RESEARCH SERVICES	35
Brokerage Commissions	35
Broker Research	37
Securities of Regular Broker-Dealers	37
FINANCIAL INTERMEDIARY	41
Other Cash Compensation Payments	41
Finder’s Fee Commissions	41
Finder’s Fees Paid by Advisers and Distributor	42
TAX MATTERS	42
Capital Loss Carryforwards	42
PORTFOLIO HOLDINGS DISCLOSURE	44
SHARE OWNERSHIP	45
Trustees and Officers	45
Principal Holders	45
FINANCIAL STATEMENTS	64

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

JPMorgan Trust I (“JPMT I”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. Each of the Funds, which is a series of JPMT I (except for the Real Return Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Funds, J.P. Morgan Institutional Funds, and J.P. Morgan Series Trust (the “Predecessor JPMorgan Funds”) prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Funds (“JPMF”)
JPMorgan Emerging Markets Debt Fund

J.P. Morgan Institutional Funds (“JPMIF”)
JPMorgan Bond Fund
JPMorgan Short Term Bond Fund
JPMorgan Strategic Income Fund (formerly known as the JPMorgan
Global Strategic Income Fund)

J.P. Morgan Series Trust (“JPMST”)
JPMorgan Enhanced Income Fund

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trusts (other than JPMMFS), on behalf of the Predecessor Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than the Short Term Bond Fund II and the Real Return Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

After the close of business on February 18, 2005, the JPMorgan Global Strategic Income Fund (formerly a series of JPMIF and currently known as JPMorgan Strategic Income Fund) acquired all of the assets and liabilities of JPMorgan Strategic Income Fund (formerly a series of JPMMFG) pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan Global Strategic Income Fund, and JPMMFG, on behalf of JPMorgan Strategic Income Fund.

Part I - 1

JPMorgan Trust II (“JPMT II”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

The JPMorgan Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (“JPMMFG”), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. Effective May 1, 2003, JPMMFG was renamed with the approval of the Board of Trustees of JPMMFG:

New Name	Former Name
J.P. Morgan Mutual Fund Group	Mutual Fund Group

JPMorgan Funds. After the close of business on February 18, 2005, two series of the J.P. Morgan Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Bond Fund II	One Group Bond Fund (now known as JPMorgan Core Bond Fund)
JPMorgan U.S. Treasury Income Fund	One Group Government Bond Fund (now known as JPMorgan Government Bond Fund)

Fund Names. Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:

Former Name	Current Name
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Duration Bond Fund*

*	Prior to July 1, 2006, the JPMorgan Ultra Short Duration Bond Fund was named the JPMorgan Ultra Short Term Bond Fund.

Effective June 16, 2006, the following JPMT I Fund was renamed with the approval of the Board of Trustees:

Former Name	Current Name
JPMorgan Global Strategic Income Fund	JPMorgan Strategic Income Fund

Part I - 2

Share Classes

Share Classes. Shares in the Funds of the Trusts are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Ultra	Class R5[1]	Class M
Bond Fund	X	X	X	X	X	X
Core Bond Fund	X	X	X	X		X	X
Core Plus Bond Fund	X	X	X	X		X
Emerging Markets Debt Fund	X		X	X			X
Enhanced Income Fund					X
Government Bond Fund	X	X	X	X		X*
Intermediate Bond Fund	X	X	X	X		X
High Yield Bond Find	X	X	X	X		X	X
Mortgage-Backed Securities Fund	X			X		X
Real Return Fund	X		X	X	X
Short Duration Bond Fund	X	X	X	X		X
Short Term Bond Fund	X			X	X
Short Term Bond Fund II	X			X				X
Strategic Income Fund	X	X	X	X	X
Treasury & Agency Fund	X	X	X*	X
Ultra Short Duration Bond Fund	X	X	X	X		X

*	As of the date of this Statement of Additional Information, these shares had not commenced operations and are not available for investment.

1	R Class Shares were renamed Class R5 Shares as of 11/30/07.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMMFG, J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group (“JPMFMFG”) (each a “JPMorgan Fund”, and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the

Part I - 3

case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds which are series of JPMT I and JPMMFG are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and/or subadvised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by each Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund of JPMT I and JPMMFG (including the Fund’s investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents

Part I - 4

INVESTMENT RESTRICTIONS OF FUNDS THAT ARE SERIES OF JPMT I AND JPMMFG

Fundamental Investment Restrictions

(1)	The Enhanced Income Fund, Bond Fund, Strategic Income Fund and Short Term Bond Fund may not make any investment inconsistent with each Fund’s classification as a diversified investment company under the 1940 Act;

(2)	(a)The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b)The Short Term Bond Fund II may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)	(a)The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b)The Short Term Bond Fund II may not issue any senior security (as defined in the 1940 Act) except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)	(a)The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(b) The Short Term Bond Fund II may not borrow money except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of the Fund’s total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund

Part I - 5

may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the total assets of the Fund must be repaid before the Fund may make additional investments;

(5)	The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)	(a)The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

(b) The Short Term Bond Fund II may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)	The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8)	The Real Return Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Real Return Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil or gas), options on financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil and gas), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments;

(9)	The Short Term Bond Fund II may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(10)	(a)The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may make loans to other

Part I - 6

persons, in accordance with a Fund’s investment objective and policies and to the extent permitted by applicable law; and

(b)The Short Term Bond Fund II may not make loans, except that the Fund may:

(i)	purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies;

(ii)	enter into repurchase agreements with respect to portfolio securities; and

(iii)	lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Short Term Bond Fund II may seek to achieve its investment objectives by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry”. Investment restriction (2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry”. Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (2)(b) above.

Non-Fundamental Investment Restrictions. The investment restrictions described below are non fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments which are illiquid;

(2)	May not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)	May not purchase or sell interests in oil, gas or mineral leases;

Part I - 7

(5)	The Short Term Bond Fund II may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities);

(6)	The Short Term Bond Fund II may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7)	Except as specified above, the Short Term Bond Fund II may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a “Mauritius Portfolio Company”) will not be considered an investment company for this purpose;

(8)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act; and

(9)	Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund and Short Term Bond Fund II all have an 80% investment policy which may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

For the purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

In order to permit the sale of its shares in certain foreign countries, the Short Term Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund’s total assets, (ii) invest more than 10% of such Fund’s total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund’s net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee’s name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the

Part I - 8

transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

INVESTMENT RESTRICTIONS OF FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Restrictions

Each of the Funds may not:

(1)	Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(3)	Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

(4)	Purchase securities on margin or sell securities short.

(5)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(6)	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

(8)	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC.

(9)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

Part I - 9

(10)	Issue senior securities except with respect to any permissible borrowings.

(11)	Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Investment Restrictions The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

No Fund may:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Bond Fund	1
Core Bond Fund	2
Core Plus Bond Fund	3
Emerging Markets Debt Fund	4
Enhanced Income Fund	5
Government Bond Fund	6
High Yield Bond Fund	7
Intermediate Bond Fund	8
Mortgage-Backed Securities Fund	9
Real Return Fund	10
Short Duration Bond Fund	11
Short Term Bond Fund	12
Short Term Bond Fund II	13
Strategic Income Fund	14
Treasury & Agency Fund	15
Ultra Short Duration Bond Fund	16

Part I - 10

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1-3, 5-16	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1-5, 7-14, 16	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 5, 10, 12-14, 16	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1-5, 7-14, 16	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1- 16	Miscellaneous Investment Strategies and Risks
Brady Bonds: S ecurities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 3, 4, 10, 12-14, 16	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1-14, 16	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5, 7-14, 16	Commercial Paper
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	10	Miscellaneous Investment Strategies and Risk
Common Stock: Shares of ownership of a company.	3, 7, 14	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 7, 14	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-3, 5, 7-10, 12, 14, 16	Convertible Securities

Part I - 11

Instrument	Fund Code	Part II Section Reference
Corporate Debt Securities: M ay include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-5, 7-14, 16	Debt Instruments
Credit Default Swaps (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1-5, 7-14, 16	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1-3, 5-16	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1-5, 7-13, 16	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets .	1-5, 7-14, 16	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100’s.
	1-5, 7-14, 16	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1, 3-5, 10, 12-14	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”) , Global Depositary Receipts (“GDRs”) , European Depositary Receipts (“EDRs”) and American Depositary Securities.
	1-5, 7-14, 16	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: S ecurities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s Adviser to be of comparable quality .
	1, 3, 4, 7, 10, 12-14	Debt Instruments

Part I - 12

Instrument	Fund Code	Part II Section Reference
Inflation-Linked Debt Securities: F ixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1-16	Debt Instruments
Interfund Lending: I nvolves lending money and borrowing money for temporary purposes through a credit facility.	1-16	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1-14, 16	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1-16	Investment Company Securities and Exchange Traded Funds
Loan Assignment and Participation s: A ssignments of , and participations in, all or a portion of loans to corporations or to governments , including governments of lesser developed countries .	1-4, 7-12, 14, 16	Loan Assignments and Participations
Mortgages (Directly Held): D ebt instruments secured by real property.	1-12, 14, 16	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), and other asset-backed structures.
	1-3, 5-16	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1-3, 5-16	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as g eneral o bligation n otes, t ax a nticipation n otes, b ond a nticipation n otes, r evenue a nticipation n otes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1-3, 5, 7-14, 16	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-14, 16	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-5, 7, 8, 10-16	Foreign Investments (including Foreign Currencies)

Part I - 13

Instrument	Fund Code	Part II Section Reference
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.
	1-14, 16	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-3, 5, 7-12, 14	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1-5, 7-14, 16	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-5, 7-14, 16	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-16	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-16	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1-16	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-16	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
	1, 4, 5, 10, 12, 14	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts ( “ GICs”) and Bank Investment Contracts (“BICs”).	1-5, 7-9, 11-14, 16	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-5, 8, 10-14, 16	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest - Only (“IO”) and Principal - Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“ REMIC ”) or CMO structure.
	1-3, 5, 6, 8-14, 16	Mortgage-Related Securities

Part I - 14

Instrument	Fund Code	Part II Section Reference
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1-16	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1-14, 16	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: I nstruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	3-5, 10, 12-14, 16	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1-16	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1-16	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1-5, 7-14, 16	Trust Preferred
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1-16	Mortgage-Related Securities
U.S. Government Obligations: M ay include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).
	1-16	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1-16	Debt Instruments

Part I - 15

Instrument	Fund Code	Part II Section Reference
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-16	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1-16	Debt Instruments

ADDITIONAL INFORMATION REGARDING
FUND INVESTMENT PRACTICES

Investments in Foreign Obligations. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund. Investments in all types of foreign obligations or securities will not exceed 35% of the net assets of the Core Plus Bond Fund.

Investments in Equity Securities. Equity Securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund’s total assets.

QUALITY DESCRIPTION

Various Nationally Recognized Statistical Rating Organizations (“NRSRO”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below or in the prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security.

Debt Securities. The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories. The Ultra Short Duration Bond Fund, the Core Bond Fund, the Intermediate Bond Fund, the Short Duration Bond Fund, and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four

Part I - 16

investment grade rating categories. The High Yield Bond Fund may purchase securities in any rating category.

Preferred Stock. The Short Duration Bond Fund, the Core Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories. The Core Plus Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

Municipal Securities. The Ultra Short Duration Bond Fund, the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories. The Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category. The Core Plus Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in any category.

Commercial Paper. The Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund, the Ultra Short Duration Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by Standard & Poor’s Rating Service, Prime- 2 or better by Moody’s Investors Service, Inc., F2 or better by Fitch Ratings, or R-2 or better by Dominion Bond Rating Service Limited) or if unrated, determined by the Adviser to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund may purchase commercial paper rated in any category.

Mortgage-Backed Securities. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other JPMT II Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The Short Duration Bond Fund, the Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund can invest in mortgage-backed securities in any rating category.

DIVERSIFICATION

All of the Funds are diversified, as defined under the 1940 Act, except for the Emerging Markets Debt Fund, which is a non-diversified investment compan y . For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of

Part I - 17

the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The tables below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

FUNDS	Fiscal Year Ended 2/28/07 *	Fiscal Year Ended 2/29/08
Bond Fund	357%	821%
Emerging Markets Debt Fund	68	80
Enhanced Income Fund	44	269
Real Return Fund	154	494
Short Term Bond Fund	143	506
Short Term Bond Fund II	246	338
Strategic Income Fund	223	704

*	The fiscal year changed from August 31 to the last day of February. Therefore, the portfolio turnover rate as of 2/28/07 was for 9/1/06 to 2/28/07 .

The higher portfolio turnover rate (in excess of 100%) for the Bond Fund, the Real Return Fund, the Short Term Bond Fund, the Short Term Bond Fund II , the Strategic Income Fund and the Enhanced Income Fund is related to the inclusion of mortgage dollar rolls and mortgage TBAs in the Funds’ portfolios and additionally, with respect to the Short Term Bond Fund, the Short Term Bond Fund II and the Enhanced Income Fund, large redemptions from the Funds.

FUNDS	Fiscal Year Ended 2/28/07	Fiscal Year Ended 2/29/08
Core Bond Fund	8%	14%
Core Plus Bond Fund	26	31
Government Bond Fund	24	2
High Yield Bond Fund	69	48
Intermediate Bond Fund	5	9
Mortgage-Backed Securities Fund	18	16
Short Duration Bond Fund	44	40
Treasury & Agency Fund	10	83
Ultra Short Duration Bond Fund	26	15

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit Committee, the Compliance Committee, the Governance Committee and the Investment Committee.

Part I - 18

The Audit Committee met 4 times during the fiscal year ended 2/29/08 . The Compliance Committee met 4 times during the fiscal year ended 2/29/08 . The Governance Committee met 6 times during the fiscal year ended 2/29/08 . The Investments Committee met 5 times during the fiscal year ended 2/29/08 . For a more complete discussion, see the “Trustees” Section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies as of 12/31/07 :

Name of Trustee	Ownership of Bond Fund	Ownership of Core Bond Fund	Ownership of Core Plus Bond Fund	Ownership of Emerging Markets Debt Fund
Independent Trustees
William J. Armstrong	$10,001 – $50,000	$10,001 – $50,000	None	None
John F. Finn	$10,001 – $50,000	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	$50,001 – $100,000	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of Enhanced Income Fund	Ownership of Government Bond Fund	Ownership of High Yield Bond Fund	Ownership of Intermediate Bond Fund
Independent Trustees
William J. Armstrong	None	None	$10,001 – $50,001	$50,001 – $100,000
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	$50,001 – $100,000
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Part I - 19

Name of Trustee	Ownership of Mortgage- Backed Securities Fund	Ownership of Real Return Fund	Ownership of Short Duration Bond Fund	Ownership of Short Term Bond Fund
Independent Trustees
William J. Armstrong	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of Short Term Bond Fund II	Ownership of Treasury & Agency Fund	Ownership of Strategic Income Fund	Ownership of Ultra Short Duration Bond Fund
Independent Trustees
William J. Armstrong	None	None	None	None
John F. Finn	None	None	$50,001 – $100,000	None
Dr. Matthew Goldstein	None	None	None	None
Robert J Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	$50,001 – $100,000	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies (1)(2)
Independent Trustees
William J. Armstrong	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000

Part I - 20

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000
(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies ( 147 funds).
(2)	For Mr. Spalding, the amount include s deferred compensation balances, as of 12/31/07 , through participation in the JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances, as of 12/31/07 , through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, and JPMorgan Fund s’ Deferred Compensation Plan for Eligible Trustees as of 12/31/07. For a more complete discussion, see “Trustees Compensation” section in Part II of this SAI.

As of 12/31/07 , none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $ 220 ,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $ 198 ,000 and the Vice Chairman $6 6 ,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $ 44 ,000 and $ 33 ,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended 12/31/07 , is set forth below:

Name of Trustee	Bond Fund	Core Bond Fund	Core Plus Bond Fund	Emerging Markets Debt Fund
Independent Trustees
William J. Armstrong	$1,831	$2,972	$761	$157
Roland R. Eppley, Jr. *	1,426	2,314	592	122
John F. Finn	1,426	2,314	592	122
Dr. Matthew Goldstein	1,636	2,656	680	140
Robert J Higgins	1,636	2,656	680	140
Peter C. Marshall	1,947	3,161	809	167
Marilyn McCoy	1,831	2,972	761	157
William G. Morton, Jr.	1,426	2,314	592	122
Robert A. Oden, Jr.	1,426	2,314	592	122
Fergus Reid, III	2,727	4,426	1,133	234

Part I - 21

Name of Trustee	Bond Fund	Core Bond Fund	Core Plus Bond Fund	Emerging Markets Debt Fund
Frederick W. Ruebeck	1,636	2,656	680	140
James J. Schonbachler	1,426	2,314	592	122
Interested Trustee
Leonard M. Spalding, Jr.	1,831	2,972	761	157
*	Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Name of Trustee	Enhanced Income Fund	Government Bond Fund	High Yield Bond Fund	Intermediate Bond Fund
Independent Trustees
William J. Armstrong	$149	$908	$1,069	$863
Roland R. Eppley, Jr. *	116	707	832	672
John F. Finn	116	707	832	672
Dr. Matthew Goldstein	133	811	955	771
Robert J. Higgins	133	811	955	771
Peter C. Marshall	158	966	1,137	918
Marilyn McCoy	149	908	1,069	863
William G. Morton, Jr.	116	707	832	672
Robert A. Oden, Jr.	116	707	832	672
Fergus Reid, III	222	1,352	1,592	1,285
Frederick W. Ruebeck	133	811	955	771
James J. Schonbachler	116	707	832	672
Interested Trustee
Leonard M. Spalding, Jr.	149	908	1,069	863
*	Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Name of Trustee	Mortgage-Backed Securities Fund	Real Return Fund	Short Duration Bond Fund	Short Term Bond Fund
Independent Trustees
William J. Armstrong	$796	$56	$584	$1,446
Roland R. Eppley, Jr. *	620	44	455	1,126
John F. Finn	620	44	455	1,126
Dr. Matthew Goldstein	711	50	522	1,292
Robert J. Higgins	711	50	522	1,292
Peter C. Marshall	846	60	622	1,539
Marilyn McCoy	796	56	584	1,446
William G. Morton, Jr.	620	44	455	1,126
Robert A. Oden, Jr.	620	44	455	1,126
Fergus Reid, III	1,185	84	870	2,154
Frederick W. Ruebeck	711	50	522	1,292
James J. Schonbachler	620	44	455	1,126
Interested Trustee
Leonard M. Spalding, Jr.	796	56	584	1,446
*	Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Part I - 22

Name of Trustee	Short Term Bond Fund II	Treasury & Agency Fund	Strategic Income Fund	Ultra Short Duration Bond Fund
Independent Trustees
William J. Armstrong	$282	$128	$18	$1,266
Roland R. Eppley, Jr. *	220	99	14	986
John F. Finn	220	99	14	986
Dr. Matthew Goldstein	252	114	16	1,131
Robert J Higgins	252	114	16	1,131
Peter C. Marshall	300	136	20	1,347
Marilyn McCoy	282	128	18	1,266
William G. Morton, Jr.	220	99	14	986
Robert A. Oden, Jr.	220	99	14	986
Fergus Reid, III	420	190	27	1,885
Frederick W. Ruebeck	252	114	16	1,131
James J. Schonbachler	220	99	14	986
Interested Trustee
Leonard M. Spalding, Jr.	282	128	18	1,266
*	Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Name of Trustee	Total Compensation Paid from Fund Complex(1)
Independent Trustees
William J. Armstrong	$215,417
Roland R. Eppley*	167,750
John F. Finn	0ˆ
Dr. Matthew Goldstein	192,500
Robert J Higgins	0ˆˆ
Peter C. Marshall	229,167
Marilyn McCoy	215,417
William G. Morton, Jr.	167,750
Robert A. Oden, Jr.	117,425ˆˆˆ
Fergus Reid, III	320,833
Frederick W. Ruebeck	192,500
James J. Schonbachler	167,750
Interested Trustee
Leonard M. Spalding, Jr.	215,417
*	Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.
(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or (ii) have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (147 funds)
ˆ	Does not include $167,750 of Deferred Compensation.
ˆˆ	Does not include $192,500 of Deferred Compensation
ˆˆˆ	Does not include $50,325 of Deferred Compensation.

Part I - 23

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the following Funds to JPMIA, (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$7,884	$—	$11,091	$—	$10,902	($514)
Core Plus Bond Fund	2,608	—	3,183	—	2,826	—
Government Bond Fund	2,126	—	3,144	—	3,162	—
High Yield Bond Fund	4,958	—	7,663	—	9,187	—
Intermediate Bond Fund	2,780	—	3,537	(21)	2,850	(208)
Mortgage-Backed Securities Fund	3,019	(1,198)	2,462	(1,915)	1,420	(2,039)
Short Duration Bond Fund	1,827	(385)	1,702	(476)	1,680	(656)
Treasury & Agency Fund	292	(6)	424	(12)	746	(118)
Ultra Short Duration Bond Fund	3,111	(1,106)	2,434	(1,537)	2,149	(1,444)

*	The fiscal year end changed from June 30 to the last day of February. Therefore, the investment advisory fees as of 2/28/06 were for 7/1/ 0 5 to 2/28/06.

The table below sets forth the investment advisory fees paid by the following Funds to JPMIM, JPMFAM (USA) or JPMorgan Chase Bank, NA (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/06		Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Bond Fund	$2,905	($502)	$2,573	$(286)	$5,830	($780)
Emerging Markets Debt Fund	471	(46)	410	(37)	1,688	(7)
Enhanced Income Fund	96	(253)	67	(149)	116	(268)
Real Return Fund	16	(180)	25	(89)	14	(236)
Short Term Bond Fund	1,577	(171)	1,434	(195)	3,669	(636)
Short Term Bond Fund II	1,641	(129)	436	(140)	557	(233)
Strategic Income Fund	—	(99)	—	(56)	—	(89)

*	The fiscal year changed from August 31 to the last day of February. Therefore, the investment advisory fees as of 2/28/07 , was for 9/1/06 to 2/28/07

Voluntary Waivers

In addition to the waivers described in the prospectus, JPMIA, JPMFM, and JPMDS have voluntarily agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) for the following Funds exceed the amounts indicated below. These waivers are voluntary and may be discontinued at any time.

Part I - 24

Ultra Shares—Voluntary Waivers Name of Fund
Core Bond Fund	0.40%
Intermediate Bond Fund	0.40
Short Duration Bond Fund	0.30
Ultra Short Duration Bond Fund	0.25

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of 2/29/08 :

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Bond Fund
Timothy N. Neumann	8	4,502.63	4	$2,037.89	63	$8,730.07
William Eigen	1	840.00	1	151.34	0	0
Core Bond Fund
Douglas Swanson	6	5,302.71	5	3,489.21	44	8,594.18
Christopher Nauseda	3	2,746.12	0	0	32	2,035.86
Core Plus Bond Fund
Gary J. Madich	0	0	0	0	3	176.11
Mark M. Jackson	1	189.10	1	701.78	33	3,007.57
Frederick A. Sabetta	0	0	0	0	1	5,65
Richard D. Figuly	2	2,804.38	0	0	19	2,445.71
Emerging Markets Debt Fund
Jeffery J. Grills	3	37.36	15	5,506.78	18	4,854.56
Gunter J. Heiland	4	2,764.05	2	764.08	6	2,938.01
Enhanced Income Fund
John T. Donohue	5	4,339.06	57	225,583.01	134	32,813.25
Jarred A. Sherman	2	1,341.71	5	4,151.94	72	18,874.52
David Martucci	2	1,341.71	5	4,151.94	73	18,874.53
Government Bond Fund
Michael Sais	2	488.90	8	1,031.12	6	381.91
Scott F. Grimshaw	6	2,299.82	0	0	37	2,776.09
High Yield Bond Fund
William J. Morgan	4	507.76	7	988.95	7	452.91
James P. Shanahan	6	2,243.95	0	0	37	2,776.09
James E. Gibson	2	488.90	0	0	0	0
Intermediate Bond Fund
Douglas Swanson	6	8,683.44	5	3,489.21	44	8,594.18
Scott F. Grimshaw	6	2,243.95	0	0	37	2,776.09

Part I - 25

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Mortgage-Backed Securities Fund
Douglas Swanson	6	8,666.09	5	3,489.21	44	8,594.18
Michael Sais	4	2,690.83	2	764.08	6	2,938.01
Real Return Fund
Timothy N. Neumann	8	6,115.20	4	2,037.89	63	8,730.07
Donald A. Clemmenson	0	0	0	0	0	0
Short Duration Bond Fund
Gregg F. Hrivnak	1	1,188.60	0	0	19	2,319.27
Richard D. Figuly	2	2,176.93	0	0	19	2,446.71
Short Term Bond Fund
John T. Donohue	5	3,351.14	57	225,583.01	134	32.813.25
Jarred A. Sherman	2	353.79	5	4,151.94	72	18,874.52
David Martucci	2	353.79	5	4,151.94	73	18,874.53
Short Term Bond Fund II
John T. Donohue	5	4,192.18	57	225,583.01	134	32,813.25
Jarred A. Sherman	2	1,194.83	5	4,151.94	72	18,874.52
David Martucci	2	1,194.83	5	4,151.94	73	18,874.53
Strategic Income Fund
Michael J. Pecoraro	0	0	7	6,679.84	2	20.89
Timothy N. Neumann	8	6,177.55	4	2,037.89	63	8,730.07
Robert L. Cook	4	970.39	12	1,237.69	2	368.28
Thomas G. Hauser	4	970.39	11	1,157.98	2	368.28
Jeffery J. Grills	3	322.19	15	5,506.78	18	4,854.56
Gunter J. Heiland	3	322.19	15	5,506.78	18	4,854.56
John T. Donohue	5	4,192.18	57	225,583.01	134	32,813.25
Treasury & Agency Fund
Scott F. Grimshaw	6	2,521.92	0	0	37	2,776.09
Peter D. Simons	0	0	2	2,166.70	20	2,372.59
Ultra Short Duration Bond Fund
Michael Sais	4	2,496.22	2	764.08	6	2,938.01
Gregg F. Hrivnak	1	1,615.78	0	0	19	2,319.27
Richard Figuly	2	2,604.11	0	0	19	2,446.71

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of 2/29/08 .

Part I - 26

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Bond Fund
Timothy N. Neumann	0	$0	0	$0	0	$0
William Eigen	0	0	0	0	0	0
Core Bond Fund
Douglas Swanson	0	0	0	0	0	0
Christopher Nauseda	0	0	0	0	0	0
Core Plus Bond Fund
Gary J. Madich	0	0	0	0	0	0
Mark M. Jackson	0	0	0	0	0	0
Frederick A. Sabetta	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	0	0
Emerging Markets Debt Fund
Jeffery J. Grills	0	0	0	0	0	0
Gunter J. Heiland	0	0	0	0	0	0
Enhanced Income Fund
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Jarred A. Sherman	0	0	0	0	2	743.28
David Martucci	0	0	0	0	2	743.28
Government Bond Fund
Michael Sais	0	0	0	0	0	0
Scott F. Grimshaw	0	0	0	0	0	0
High Yield Bond Fund
William J. Morgan	0	0	0	0	0	0
James P. Shanahan	0	0	0	0	0	0
James E. Gibson	0	0	0	0	0	0
Intermediate Bond Fund
Douglas Swanson	0	0	0	0	0	0
Scott F. Grimshaw	0	0	0	0	0	0
Mortgage-Backed Securities Fund
Douglas Swanson	0	0	0	0	0	0
Michael Sais	0	0	0	0	0	0
Real Return Fund
Timothy N. Neumann	0	0	0	0	0	0
Donald A. Clemmenson	0	0	0	0	0	0
Short Duration Bond Fund
Gregg F. Hrivnak	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	0	0
Short Term Bond Fund
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Jarred A. Sherman	0	0	0	0	2	743.28
David Martucci	0	0	0	0	2	743.28

Part I - 27

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Short Term Bond Fund II
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Jarred A. Sherman	0	0	0	0	2	743.28
David Martucci	0	0	0	0	2	743.28
Strategic Income Fund
Michael J. Pecoraro	0	0	4	212.67	2	20.89
Timothy N. Neumann	0	0	0	0	0	0
Robert L. Cook	0	0	0	0	0	0
Thomas G. Hauser	0	0	0	0	0	0
Jeffery J. Grills	0	0	0	0	0	0
Gunter J. Heiland	0	0	0	0	0	0
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Treasury & Agency Fund
Scott F. Grimshaw	0	0	0	0	0	0
Peter D. Simons	0	0	0	0	0	0
Ultra Short Duration Bond Fund
Michael Sais	0	0	0	0	0	0
Gregg F. Hrivnak	0	0	0	0	0	0
Richard Figuly	0	0	0	0	0	0

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of 2/29/08 .

Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	O ver $1,000,000
Bond Fund
Timothy N. Neumann				X
William Eigen	X
Core Bond Fund
Douglas Swanson						X
Christopher Nauseda				X
Core Plus Bond Fund
Gary J. Madich	X
Mark M. Jackson			X
Frederick A. Sabetta	X
Richard D. Figuly	X
Emerging Markets Debt Fund
Jeffery J. Grills					X
Gunter J. Heiland					X

Part I - 28

Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	O ver $1,000,000
Enhanced Income Fund
John T. Donohue	X
Jarred A. Sherman	X
David Martucci	X
Government Bond Fund
Michael Sais				X
Scott F. Grimshaw			X
High Yield Bond Fund
William J. Morgan					X
James P. Shanahan				X
James E. Gibson			X
Intermediate Bond Fund
Douglas Swanson	X
Scott F. Grimshaw	X
Mortgage-Backed Securities Fund
Douglas Swanson						X
Michael Sais	X
Real Return Fund
Timothy N. Neumann	X
Donald A. Clemmenson	X
Short Duration Bond Fund
Gregg F. Hrivnak	X
Richard D. Figuly	X
Short Term Bond Fund
John T. Donohue	X
Jarred A. Sherman	X
David Martucci	X
Short Term Bond Fund II
John T. Donohue	X
Jarred A. Sherman	X
David Martucci	X
Strategic Income Fund
Michael J. Pecoraro	X
Timothy N. Neumann	X
Robert L. Cook	X
Thomas G. Hauser	X
Jeffery J. Grills	X
Gunter J. Heiland	X
John T. Donohue	X
Treasury & Agency Fund
Scott F. Grimshaw	X
Peter D. Simons	X
Ultra Short Duration Bond Fund
Michael Sais							X

Part I - 29

Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	O ver $1,000,000
Gregg F. Hrivnak	X
Richard Figuly	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The tables below sets forth the administration, administrative services and co-administration fees paid by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 8/31/06		Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Bond Fund	$952	($207)	$792	$(159)	$1,687	($501)
Emerging Markets Debt Fund	60	(15)	40	(24)	234	(6)
Enhanced Income Fund	21	(122)	22	(64)	30	(123)
Real Return Fund	3	(54)	10	(22)	13	(58)
Short Term Bond Fund	165	(552)	301	(349)	749	(960)
Short Term Bond Fund II	544	(183)	208	(22)	231	(83)
Strategic Income Fund	—	(23)	—	(12)	—	(20)

*	The fiscal year changed from August 31 to the last day of February. Therefore, the administrator fees as of 2/28/07 was for 9/1/06 to 2/28/07

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$1,046	$(1,717)	$2,110	$(1,603)	$1,152	($2,630)
Core Plus Bond Fund	917	—	997	(69)	787	(149)
Government Bond Fund	744	—	958	(94)	1,005	(42)
High Yield Bond Fund	801	—	1,144	(40)	1,394	(10)
Intermediate Bond Fund	274	(700)	459	(732)	518	(495)
Mortgage-Backed Securities Fund	249	(657)	290	(967)	743	(239)
Short Duration Bond Fund	381	(386)	417	(459)	672	(257)
Treasury & Agency Fund	27	(75)	40	(106)	242	(45)
Ultra Short Duration Bond Fund	442	(885)	612	(983)	670	(759)

*	The fiscal year end changed from June 30 to the last day of February. Therefore, the administrator fees as of 2/28/06 were for 7/1/ 0 5 to 2/28/06.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

Part I - 30

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended 2/29/08 .

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Bond Fund	$22,732	$22,659	18	146,314
Core Bond Fund	641,888	226,683	495	2,857,065
Core Plus Bond Fund	12,163	18,728	171	192,161
Emerging Markets Debt Fund	8,877	1,032	1,542	44,656
Enhanced Income Fund	—	—	—	—
Government Bond Fund	48,889	110,164	1,009	1,006,736
High Yield Bond Fund	29,138	96,632	653	702,685
Intermediate Bond Find	12,662	109,543	4	991,861
Mortgage-Backed Securities Fund	1,231	—	—	41,385
Real Return Fund	4,695	50	—	6,963
Short Duration Bond Fund	3,395	15,771	—	398,506
Short Term Bond Fund	2,500	2,000	—	28,497
Short Term Bond Fund II	241	—	—	616,348
Strategic Income Fund	1,767	8,219	—	75,192
Treasury & Agency Fund	17,322	10,815	—	233,227
Ultra Short Duration Bond Fund	4,078	4,078	—	2,032,248

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended 2/29/08 was $ 810,578 . For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The tables below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/06			Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid	Waived	Paid	Waived
Bond Fund
Class A	$24		$—	$21	$—	$65	$—
Class B	19		—	12	—	30	—
Class C	10		—	15	—	52	—
Emerging Markets Debt Fund
Class A	—	ˆ	—	1	—	19	—
Class C	—	ˆ	—	3	—	26	—

Part I - 31

	Fiscal Year Ended 8/31/06			Fiscal Year Ended 2/28/07*			Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid		Waived	Paid	Waived
Real Return Fund
Class A	1		—	1		—	3	—
Class C	—	ˆ	—	—	ˆ	—	4	—
Short Term Bond Fund
Class A	11		—	10		—	28	—
Short Term Bond Fund II
Class A	92		—	34		—	65	—
Class M	915		—	337		—	552	—
Strategic Income Fund
Class A	12		—	9		—	18	—
Class B	47		—	22		—	34	—
Class C	20		—	12		—	19	—
Class M**	20		—	8		—	5	—

ˆ	Rounds to less than $1,000.

*	The fiscal year changed from August 31 to the last day of February. Therefore, the distribution fees as of 2/28/07 , was for 9/1/06 to 2/28/07

**	Class M Shares were dissolved and terminated effective June 29, 2007.

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	2006*		2007		2008
	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund
Class A	$649	$—	$1,147	$—	$1,621	$—
Class B	451	—	578	—	551	—
Class C	299	—	433	—	685	—
Core Plus Bond Fund
Class A	90	—	126	—	118	—
Class B	41	—	56	—	42	—
Class C	16	—	23	—	31	—
Government Bond Fund
Class A	235	—	379	—	452	—
Class B	434	—	471	—	339	—
Class C	121	—	164	—	215	—
High Yield Bond Fund
Class A	108	—	167	—	215	—
Class B	186	—	259	—	242	—
Class C	135	—	193	—	246	—
Intermediate Bond Fund
Class A	266	—	331	—	302	—
Class B	465	—	529	—	411	—
Class C	310	—	342	—	279	—
Mortgage-Backed Securities Fund
Class A	24	—	34	—	41	—
Short Duration Bond Fund
Class A	160	—	221	—	151	—
Class B	129	—	145	—	110	—
Class C	235	—	206	—	137	—

Part I - 32

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	2006*		2007		2008
	Paid	Waived	Paid	Waived	Paid	Waived
Treasury & Agency Fund
Class A	132	—	182	—	170	—
Class B	98	—	103	—	63	—
Ultra Short Duration Bond Fund
Class A	416	—	417	—	287	—
Class B	279	—	305	—	197	—
Class C	1,917	—	2,083	—	1,548	—

*	The fiscal year end changed from June 30 to the last day of February. Therefore, the distribution fees as of 2/28/06 were for 7/1/ 0 5 to 2/28/06.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%
Institutional Class	0.10%
Class R5	0.05%
Short Term Bond Fund II — Class M Shares	0.25%

Ultra Shares do not pay shareholder service fees.

The tables below sets forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/06			Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid	Waived	Paid	Waived
Bond Fund
Class A	$9		($15)	$8	$(13)	$26	($39)
Class B	6		—	4	—	10	—
Class C	3		—	5	—	17	—
Select Class	1,832		—	1,749	—	3,960	(41)
Institutional Class	224		(25)	149	(16)	368
Emerging Markets Debt Fund
Class A [1]	—	ˆ	—	1	—	19	—
Class C [1]	—	ˆ	—	1	—	8	—
Select Class	125		(59)	150	—	530	—
Class R5[2]	—	ˆ	—	1	—	10	—
Enhanced Income Fund
Institutional Class	—		(140)	—	(86)	1	(153)

Part I - 33

	Fiscal Year Ended 8/31/06				Fiscal Year Ended 2/28/07*			Fiscal Year Ended 2/29/08
Funds	Paid		Waived		Paid	Waived		Paid	Waived
Real Return Fund
Class A	1		—	ˆ	1	—	ˆ	2	(1)
Class C	—	ˆ	—	ˆ	—	—	ˆ	1	—
Select Class	82		(56)		43	(30)		94	(64)
Institutional Class	—		—	ˆ	—	(3)		—	(6)
Short Term Bond Fund
Class A	8		(3)		8	(2)		22	(6)
Select Class	704		—		1,118	—		3,212	—
Institutional Class	—		(413)		—	(201)		1	(425)
Short Term Bond Fund II
Class A	37		(55)		13	(21)		26	(39)
Class M	653		—		241	—		394	—
Select Class	409		(615)		121	(180)		133	(199)
Strategic Income Fund
Class A	12		—		9	—		18	—
Class B	16		—		7	—		11	—
Class C	7		—		4	—		6	—
Class M [3]	12		—		5	—		3	—
Select Class	5		—		2	—		4	—
Institutional Class	—		(2)		—	(2)		—	(3)

*	The fiscal year changed from August 31 to the last day of February. Therefore, the shareholder services fees as of 2/28/07 was for 9/1/06 to 2/28/07

ˆ	Rounds to less than $1,000

1	Class A and Class C Shares of the Emerging Markets Debt Fund were launched 6/16/06 .

2	Class R5 Shares of the Emerging Markets Debt Fund were launched 5/5/06.

3	Class M Shares were dissolved and terminated effective 6/29/07.

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund
Class A	$259	$(390)	$459	$(688)	$649	($972)
Class B	150	—	193	—	184	—
Class C	100	—	144	—	228	(1,070)
Select Class	3,662	(915)	4,777	(1,194)	4,279	—
Class R5	N/A**	N/A**	10	—	49	—
Core Plus Bond Fund
Class A	74	(16)	107	(19)	104	(14)
Class B	13	—	19	—	14	—
Class C	6	—	8	—	11	—
Select Class	1,693	(359)	2,098	(371)	1,923	(266)
Government Bond Fund
Class A	26	(209)	44	(335)	42	(410)
Class B	133	(11)	146	(11)	104	(9)
Class C	37	(3)	51	(3)	66	(6)
Select Class	349	(1,003)	256	(1,774)	31	(1,967)
High Yield Bond Fund
Class A	28	(81)	43	(124)	54	(161)

Part I - 34

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Class B	53	(9)	74	(12)	69	(12)
Class C	39	(6)	55	(9)	70	(12)
Select Class	416	(1,205)	636	(1,837)	735	(2,200)
Class R5	N/A**	N/A**	2	—	9	—
Intermediate Bond Fund
Class A	192	(74)	239	(92)	217	(85)
Class B	155	—	176	—	137	—
Class C	103	—	114	—	93	—
Select Class	1,119	(436)	1,479	(575)	1,226	(477)
Mortgage-Backed Securities Fund
Class A	14	(10)	21	(13)	24	(17)
Select Class	115	(75)	157	(105)	159	(105)
Short Duration Bond Fund
Class A	160	—	221	—	151	—
Class B	43	—	48	—	37	—
Class C	78	—	69	—	46	—
Select Class	903	—	962	—	1,254	—
Treasury & Agency Fund
Class A	—	(132)	—	(182)	—	(170)
Class B	—	(33)	—	(34)	—	(21)
Select Class	—	(78)	—	(148)	—	(529)
Ultra Short Duration Bond Fund
Class A	333	(83)	334	(83)	230	(57)
Class B	74	(19)	82	(20)	53	(13)
Class C	511	(128)	554	(140)	413	(103)
Select Class	940	(235)	1,201	(300)	916	(230)

*	The fiscal year end changed from June 30 to the last day of February. Therefore, the shareholder services fees as of 2/28/06 was for 7/1/ 0 5 to 2/28/06.

**	Class R5 Shares had not yet commenced operations on this date.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

Fund	Fiscal Year Ended 8/31/06	Fiscal Year Ended 2/28/07*	Fiscal Year Ended 2/29/08
Bond Fund
Total Brokerage Commissions	$746	$458	$1,698
Brokerage Commissions to Affiliated Broker-Dealers	—	36	16

Part I - 35

Fund	Fiscal Year Ended 8/31/06	Fiscal Year Ended 2/28/07*	Fiscal Year Ended 2/29/08
Emerging Markets Debt Fund
Total Brokerage Commissions	11	6	28
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Enhanced Income Fund
Total Brokerage Commissions	26	9	18
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Real Return Fund
Total Brokerage Commissions	26	32	66
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—	ˆ
Short Term Bond Fund
Total Brokerage Commissions	292	218	688
Brokerage Commissions to Affiliated Broker-Dealers	60	43	130
Short Term Bond Fund II
Total Brokerage Commissions	214	49	105
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Strategic Income Fund
Total Brokerage Commissions	3	9	124
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

ˆ	Rounds to less than $1,000.

*	The fiscal year changed from August 31 to the last day of February. Therefore, the brokerage commissions as of 2/28/07 was for 9/1/06 to 2/28/07

**	The Real Return Fund was launched August 1, 2005

Fund	Fiscal Year Ended 2/28/06*	Fiscal Year Ended 2/28/07	Fiscal Year Ended 2/29/08
Core Bond Fund
Total Brokerage Commissions	$ —	$—	$—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Core Plus Bond Fund
Total Brokerage Commissions	1	2	1
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Government Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
High Yield Bond Fund
Total Brokerage Commissions	10	ˆ	8
Brokerage Commissions to Affiliated Broker-Dealers	0	—	—
Intermediate Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Mortgage-Backed Securities Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Short Duration Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Part I - 36

Fund	Fiscal Year Ended 2/28/06*	Fiscal Year Ended 2/28/07	Fiscal Year Ended 2/29/08
Treasury & Agency Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Ultra Short Duration Bond Fund
Total Brokerage Commissions	—	14	8
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

ˆ	Rounds to less than $1,000.

*	The fiscal year end changed from June 30 to the last day of February. Therefore, the brokerage commission s as of 2/28/06 was for 7/1/ 0 5 to 2/28/06.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended February 29, 2008 , the Adviser, either JPMIM or JPMIA, allocated brokerage commissions to brokers who provided broker research for the Funds as follows:

Fund Name	Amount
Bond Fund	$1,180,158
Core Bond Fund	0
Core Plus Bond Fund	912
Emerging Markets Debt Fund	16,766
Enhanced Income Fund	10,314
Government Bond Fund	0
High Yield Bond Fund	7,377
Intermediate Bond Fund	0
Mortgage-Backed Securities Fund	0
Real Return Fund	63,514
Short Duration Bond Fund	$0
Short Term Bond Fund	467,179
Short Term Bond Fund II	64,040
Strategic Income Fund	19,820
Treasury & Income Fund	0
Ultra Short Term Bond Fund	392

Securities of Regular Broker-Dealers

As of February 2 9 , 2008 , certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Core Bond Fund	ABN AMRO Inc.	$2,012
	Banc Of America Securities LLC	48,859
	Bank of America Corporation	13,703
	Barclays Capital Inc.	35,332

Part I - 37

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
	Bear Stearns & Co. Inc.*	42,282
	Citigroup Global Markets Inc.	69,273
	Credit Suisse First Boston LLC	48,840
	Goldman Sachs and Company	30,173
	HSBC Securities Inc.	21,733
	Lehman Brothers Inc.	44,084
	Merrill Lynch & Co. Inc.	39,970
	UBS Financial Services Inc.	873

Core Plus Bond Fund	ABN AMRO Inc.	420
	Banc of America Securities LLC	14,034
	Bank of America Corporation	24,130
	Barclays Capital Inc.	13,970
	Bear Stearns & Co. Inc.*	20,065
	Citigroup Global Markets Inc.	8,406
	Credit Suisse First Boston LLC	19,843
	Deutsche Bank AG	186
	Goldman Sachs and Company	8,295
	HSBC Securities Inc.	5,915
	Lehman Brothers Inc.	15,220
	Merrill Lynch & Co. Inc.	13,345
	UBS Financial Services Inc.	476

Government Bond Fund	Banc of America Securities LLC	21,897
	Barclays Capital Inc.	30,000
	Bear Stearns & Co. Inc.*	30,000
	Credit Suisse First Boston LLC	30,000
	Lehman Brothers Inc.	30,000

High Yield Bond Fund	Banc of America Securities LLC	6,687
	Barclays Capital Inc.	30,000
	Citigroup Global Markets Inc.	4,062
	Goldman Sacs and Company	4,000
	Lehman Brothers Inc.	30,000

Intermediate Bond Fund	Banc of America Securities LLC	7,404
	Bank of America Corporation	8,260
	Barclays Capital Inc.	10,625
	Bear Stearns & Co. Inc.	20,476
	Citigroup Global Markets Inc.	17,811
	Credit Suisse First Boston LLC	10,477
	Deutsche Bank AG	458
	Goldman Sachs and Company	1,063
	HSBC Securities Inc.	12,997
	Lehman Brothers Inc.	13,985
	Merrill Lynch & Co, Inc.	8,391
	UBS Financial Services Inc.	212

Part I - 38

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Mortgage-Backed Securities Fund	ABN AMRO Inc.	664
	Banc of America Securities LLC	14,010
	Bank of America Corporation	737
	Bear Stearns & Co. Inc.*	10,073
	Citigroup Global Markets Inc.	11.052
	Credit Suisse First Boston LLC‘	1,177
	Merrill Lynch & Co. Inc.	680

Short Duration Bond Fund	ABN AMRO Inc.	4,143
	Banc of America Securities LLC	16,645
	Bank of America Corporation	20,611
	Barclays Capital Inc.	54,000
	Bear Stearns & Co. Inc.*	16,121
	Citigroup Global Markets Inc.	19,306
	Credit Suisse First Boston LLC	31,330
	Goldman Sachs and Company	19,867
	HSBC Securities Inc.	6,054
	Lehman Brothers Inc.	4,956
	Merrill Lynch & Co. Inc.	15,106

Treasury & Agency Fund	Banc of America Securities LLC	35,816
	Barclays Capital Inc.	35,000
	Bear Stearns & Co. Inc.*	35,000
	Credit Suisse First Boston LLC	35,000
	Lehman brothers Inc.	35,000

Ultra Short Duration Bond Fund	Banc of America Securities LLC	15,389
	Bears Stearns & Co. Inc.*	31,768
	Citigroup Global Markets Inc.	317
	Credit Suisse First Boston LLC	12,764
	Lehman Brothers Inc.	319
	Merrill Lynch & Co. Inc.	944

Bond Fund	Bank of America Corporation	1,390
	Barclays Capital Inc.	9,712
	Bear Stearns & Co. Inc.*	22,095
	Citigroup Global Markets Inc.	35,449
	Credit Suisse First Boston LLC	26,379
	Deutsche Bank AG	11,168
	Goldman Sachs and Company	13,298
	HSBC Securities Inc.	1,985
	Lehman Brothers Inc.	49,583
	Merrill Lynch & Co. Inc.	18,972
	Royal Bank of Scotland Group	3,380

Emerging Markets Debt Fund	Bear Stearns & Co. Inc.*	240
	Citigroup Global Markets Inc.	18,422
	Credit Suisse First Boston LLC	11,580

Part I - 39

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
	Deutsche Bank AG	1,000
	Goldman Sachs and Company	825
	Lehman Brothers Inc.	944

Enhanced Income Fund	N/A	N/A

Real Return Fund	Citigroup Global markets Inc.	303
	Credit Suisse First Boston LLC	90
	Merrill Lynch & Co. Inc.	493

Short Term Bond Fund	Banc of America Securities LLC	9,002
	Bank of America Corporation	3,355
	Bear Stearns & Co. Inc.*	13,186
	Citigroup Global Markets Inc.	25,048
	Credit Suisse First Boston LLC	30,463
	Deutsche Bank AG	8,209
	Goldman Sachs and Company	10,155
	Greenwich Capital Markets, Inc.	12,832
	HSBC Securities Inc.	12,832
	Lehman Brother Inc.	6,149
	Merrill Lynch & Co, Inc.	4,035
	Royal Bank of Scotland Group	12,575

Short Term Bond Fund II	Banc of America Securities LLC	2,755
	Bear Stearns & Co. Inc.*	2,336
	Citigroup Global Markets Inc.	4,594
	Deutsche Bank AG	1,189
	Goldman Sachs and Company	1,968
	Greenwich Capital Markets, Inc.	1,320
	HSBC Securities Inc.	2,501
	Lehman Brothers Inc.	265
	Merrill Lynch & Co. Inc.	1,970
	Royal Bank of Scotland Group	2,667

Strategic Income Fund	ABN AMRO Inc.	137
	Barclays Capital Inc.	461
	Bear Stearns & Co. Inc.*	24
	Citigroup Global Markets Inc.	643
	Credit Suisse First Boston LLC	182
	Deutsche Bank AG	42
	Goldman Sachs and Company	41
	Greenwich Capital Markets , Inc.	42
	Lehman Brothers Inc.	336
	Royal Bank of Scotland Group	96

*	Subsequent to February 29, 2008, the Bear Stearns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co.

Part I - 40

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the year ended 2/29/08 , JPMIM, JPMIA, and SC-R&M paid approximately $ 74,833,828 , $ 29,122,051 and $ 338,652 , respectively for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

With respect to sales of the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 - $9,999,999*	0.50%
$10,000,000 or more	0.25%

*  If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund or Short Term Bond Fund II is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.50% of the sale of the Class A Shares of the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund or Short Term Bond Fund II. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Income Funds (other than Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II), such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees*
$1,000,000 – $3,999,999**	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*  If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

**  If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Funds (other than the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II) is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II). The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

Part I - 41

For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid by Advisers and Distributor

For the fiscal year ended 2/29/08 , the Advisers and JPMDS paid approximately $ 4,013,512 in finders’ fees.

TAX MATTERS

Capital Loss Carryforwards

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended 2/29/08 (amounts in thousands):

Fund	Capital Loss Carryforwards	Expiration Date
Bond Fund	$6,291	2/28/2014
	14,908	2/28/2015
	26,467	2/29/2016
Total	47,666

Enhanced Income Fund	1,180	2/28/2010
	792	2/28/2011
	3,941	2/29/2012
	526	2/28/2013
	680	2/28/2014
	421	2/28/2015
	3,400	2/29/2016
Total	10,940

Real Return Fund	149	2/28/2014
	1,306	2/28/2015
Total	1,455

Short Term Bond Fund	1,803	2/29/2012
	1,217	2/28/2013
	8,476	2/28/2014
	6,394	2/28/2015
	27,212	2/29/2016
Total	45,102

Short Term Bond Fund II	1,675	2/29/2012
	657	2/28/2013
	14,799	2/28/2014
	10,312	2/28/2015
	2,292	2/29/2016
Total	29,735

Part I - 42

Fund	Capital Loss Carryforwards		Expiration Date
Strategic Income Fund	5,237	*	2/28/2009
	8,447	*	2/28/2010
	463		2/28/2015
	609		2/29/2016
Total	14,756

Core Bond Fund	20,226		2/29/2012
	10,218		2/28/2013
	4,210		2/28/2014
	13,521		2/28/2015
Total	48,175

Core Plus Bond Fund	3,359		2/28/2014
Total	3,359

Government Bond Fund	2.673		2/28/2010
	2,650		2/28/2011
	376		2/29/2012
Total	5,699	**

Intermediate Bond Fund	1,203		2/28/2009
	26		2/28/2011
	10,051		2/28/2012
	1,948		2/28/2013
	1,475		2/28/2014
	4,534		2/28/2015
	1,065		2/29/2016
Total	20,702

Mortgage-Backed Securities Fund	6,996		2/29/2012
	7,519		2/28/2013
	1,459		2/28/2014
	391		2/29/2016
Total	16,365

Short Duration Bond Fund	90		2/28/2009
	112		2/28/2010
	918		2/29/2012
	736		2/28/2013
	2,672		2/28/2014
	3,657		2/28/2015
Total	8,185

Treasury & Agency Fund	199		2/28/2014
	2,129		2/28/2015
Total	2,328

Part I - 43

Fund	Capital Loss Carryforwards	Expiration Date
Ultra Short Duration Bond Fund	762	2/28/2009
	322	2/28/2010
	3,761	2/28/2011
	10,779	2/29/2012
	5,666	2/28/2013
	2,597	2/28/2014
	2,757	2/28/2015
	4,375	2/29/2016
Total	31,019

*	A portion of this capital loss carried forward was acquired through the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

**	The Government Bond Fund capital loss carryforward includes approximately $376,000 of losses acquired from JPMorgan U.S. Treasury Income Fund, the use of which may be limited under Code Sections 381-384.

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies – Standard & Poor’s	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Core Bond Fund
Nobel Azko	Monthly	30 days after month end
Callan Associates, Inc.	Quarterly	30 days after month end
Joint Commission on Accreditation of Healthcare Organizations	Quarterly	30 days after month end
Jeffrey Slocum & Associates, Inc.	Quarterly	30 days after month end
Bond Fund
Charles Schwab	Quarterly	30 days after month end
Sisters of St. Joseph of Peace	Quarterly	30 days after month end
High Yield Bond Fund
Wachovia	Quarterly	30 days after month end
Callan Associates, Inc.	Quarterly	30 days after month end
Short Duration Bond Fund
St. Lawrence University	Monthly	30 days after month end
Emerging Markets Debt Fund
Wachovia	Quarterly	30 days after month end

Part I - 44

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers.

As of 5/31/08 , the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders.

As of 5/31/08 the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
BOND FUND
CLASS A SHARES	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.08%
CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.31%
	STATE STREET BANK & TRUST CO RICHARD W KEOUGH 531 E 20TH ST APT 2E NEW YORK NY 10010-7632	6.62%
CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	8.98%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.75%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.64%

Part I - 45

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.07%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.92%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	10.57%
	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.62%
	JP MORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.39%
	MERCER TRUST CO TTEE FBO BOSCH SAVINGS INCENTIVE PLAN 1 INVESTORS WAY MSC N-4-E NORWOOD MA 02062-1599	17.43%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	9.25%
SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	38.00%

Part I - 46

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	25.86%
ULTRA SHARES	JPMIM AS AGENT FOR* WINTHROP UNIVERSITY SELF-INSURANCE TRUST ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.10%
	JPMIM AS AGENT FOR INVESTMENT* FUND OF DIOCESE OF LONG ISLAND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.12%
	JPMIM AS AGENT FOR WINTHROP* UNIVERSITY HOSPITAL ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.73%
	JPMORGAN CHASE AS TRUSTEE* FBO FOREST LABORATORIES INC SAVINGS & PROFIT SHARING PLAN C/O JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	15.52%
	JP MORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	25.57%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	10.05%
CORE BOND FUND
CLASS A SHARES	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	7.99%

Part I - 47

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	11.22%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.29%
CLASS R5 SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.63%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.44%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	24.15%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	11.39%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.50%
	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	16.39%

Part I - 48

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	9.97%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	9.56%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	5.06%
	JP MORGAN RETIREMENT PLAN SERV TTEE* FBO COCA-COLA ENTERPRISES INC MATCHED EMPLOYEE SAV AND INV PLAN ATTN MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.93%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	23.49%
ULTRA SHARES	FIDELITY INVESTMENTS INSTITUTIONAL OPERATION COMPANY AS AGENT FOR BF GOODRICH PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	7.03%
	JPMORGAN CHASE 401(K) SAVINGS PLAN* ATTN STEPHEN D RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	26.91%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	46.06%

Part I - 49

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CORE PLUS BOND FUND
CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.74%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	27.07%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	17.19%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	16.82%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	29.07%
ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	100.00%
EMERGING MKTS DEBT FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.20%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20.14%

Part I - 50

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.52%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.56%
CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.50%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	21.62%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.90%
CLASS R5 SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	16.05%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	21.46%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	25.23%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	13.60%

Part I - 51

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.14%
	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.36%
SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.24%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	7.15%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	7.16%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	5.30%
	PATTERSON & CO FBO NETWORK OMNIBUS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	48.21%
	PATTERSON & CO FBO NETWORK OMNIBUS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	7.40%
ENHANCED INCOME FUND
INSTITUTIONAL CLASS SHARES	APPRAISAL INSTITUTE ATTN LISA WASSERMAN 550 W VAN BUREN ST STE 1000 CHICAGO IL 60607-3850	5.77%

Part I - 52

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	ARMSTRONG FOUNDATION ATTN PAT GUTHRIE TAX DEPT 2500 COLUMBIA AVE STE B701 LANCASTER PA 17603-4117	9.27%
	JPMIM AS AGENT FOR CUST* FBO HARTFORD LIFE SEP ACCT ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	42.29%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	37.01%
GOVERNMENT BOND FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41.43%
CLASS B SHARES	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	9.00%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	7.00%
SELECT CLASS SHARES	FUNCO ATTN MUTUAL FUNDS- SRV 1717 ST. JAMES PLACE, STE 500 HOUSTON TX 77056-3474	6.95%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	21.71%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	19.91%

Part I - 53

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	6.89%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	30.52%
HIGH YIELD BOND FUND
CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	7.97%
CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	5.24%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	8.61%
CLASS R5 SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	18.49%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	24.80%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	27.83%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.55%

Part I - 54

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	16.65%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	8.26%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	8.34%
	PATTERSON & CO 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	9.30%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	42.66%
ULTRA SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	27.23%
	NORTHERN TRUST CO CUSTODIAN FBO CLIENT MASTER TRUST C/O SUNTRUST DELAWARE TRUST CO 777 BRICKELL AVE STE 200 MIAMI FL 33131-2812	15.87%
	NORTHERN TRUST CO CUSTODIAN FBO CLIENT MASTER TRUST C/O SUNTRUST DELAWARE TRUST COMPANY 777 BRICKELL AVE FL 2 MIAMI FL 33131-2812	5.26%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	48.42%

Part I - 55

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
INTERMEDIATE BOND FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	11.28%
CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	6.65%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	20.45%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	14.69%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	64.51%
ULTRA SHARES	BANK OF OKLAHOMA CUST ILLINOIS EDUCATION ASSOCIATION ATTN TRUST SECURITIES PO BOX 2180 TULSA OK 74101-2180	5.71%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	89.70%
MORTGAGE-BACKED SECURITIES FUND
CLASS A SHARES	NFS LLC FEBO GUSTAVO RIGOLI TTEE RIGOLI REVOC TRUST 1981 N OLD PATAGONIA RD NOGALES AZ 85621-1273	13.30%

Part I - 56

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SELECT CLASS SHARES	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET HEALTHCARE EMPLOYEE BENEFIT TRUST 60 E SOUTH TEMPLE FL 4 SALT LAKE CTY UT 84111-1004	28.23%
	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET MUTUAL RETIREE 60 E SOUTH TEMPLE FL 4 SALT LAKE CTY UT 84111-1004	18.79%
	DIOCESE OF GARY AGENCY/PRIEST 9292 BROADWAY MERRILLVILLE IN 46410-7088	9.91%
	JPMIM AS AGENT FOR* ROMAN CATHOLIC DIOCESE OF GARY LAY RETIREMENT PLAN ATTN CLIENT SERVICES 1111 POLARIS PKWY FL 3F # OH1-0213 COLUMBUS OH 43240-2031	5.48%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	35.52%
ULTRA SHARES	HALLMARK CARDS INC 105 ROSEMONT RD WESTWOOD MA 02090-2318	6.43%
	JPMIM AS AGENT FBO NORTHERN TRUST* AS TRUSTEE FOR ADVOCATE HEALTHCARE NETWORK ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	11.84%
	OSF BANK ONE CUSTODY NATIONAL CITY BANK TRUST MUTUAL FUN PO BOX 94984 CLEVELAND OH 44101-4984	12.13%
	SHELDON & CO C/O NATIONAL CITY ATTN TRUST MUTUAL FUNDS PO BOX 94984 CLEVELAND OH 44101-4984	8.34%

Part I - 57

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	27.43%
REAL RETURN FUND
INSTITUTIONAL CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	82.42%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	31.06%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	14.15%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	31.57%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	23.03%
SHORT DURATION BOND FUND
CLASS C SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.21%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	6.02%

Part I - 58

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	53.41%
ULTRA SHARES	JPMIM AS AGENT FBO* NORTHERN TRUST AS TRUSTEE FOR NATIONAL TEXTILES RETIREMENT PLAN ATTN CLIENT SERVICES 1111 POLARIS PKWY FL 3 # OH1-0213 COLUMBUS OH 43240-2031	8.94%
	JPMIM AS AGENT FOR* ESTATE OF ROBERT B WEGMAN DANIEL WEGMAN EX ATTN CLIENT SERVICES 1111 POLARIS PKWY FL 3F COLUMBUS OH 43240-2031	10.80%
	JPMIM AS AGENT FOR* TRINITY INDUSTRIES INC ATTN CLIENT SERVICES 1111 POLARIS PKWY FL3 OH1-0213 COLUMBUS OH 43240-2031	6.96%
	JPMIM AS AGENT FOR* UNIV HOSPITALS HEALTH SYSTEM POOL 3 ATTN CLIENT SERVICES 1111 POLARIS PKWY OH1-0213 COLUMBUS OH 43240-2031	10.97%
	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	22.67%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	27.79%
SHORT TERM BOND FUND
INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.55%

Part I - 59

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JP MORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	10.26%
	JP MORGAN CHASE BANK AS AGENT FOR* FBO CLIENT ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.58%
	JP MORGAN DELAWARE** FBO CLIENT TRUST-INVESTMENT ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713-2105	6.18%
	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	22.31%
SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	73.84%
SHORT TERM BOND FUND II
CLASS A SHARES	NFS LLC FEBO TRAVIS K ANDERSON 14 PERRY ST MORRISTOWN NJ 07960-5242	10.16%
M SHARES	(WITHHOLDING RATE 10%) SUMITOMO MITSUI BANKING CORPORATION INVESTMENT PRODUCTS BUSINESS DEPT 3-2 MARUNOUCHI 1-CHOUME CHIYODAKU TOKYO 100-0005 JAPAN	99.38%
SELECT CLASS SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	17.75%

Part I - 60

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	38.21%
STRATEGIC INCOME FUND
CLASS A SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.94%
CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.38%
CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.42%
	NFS LLC FBO SHMUEL TATZ 881 7TH AVE STE 862 NYC NY 10019-8072	9.28%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.39%
INSTITUTIONAL CLASS SHARES	JP MORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	18.17%
	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	67.72%
SELECT CLASS SHARES	AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	6.88%

Part I - 61

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24.26%
	E TRADE CLEARING LLC PO BOX 989030 W SACRAMENTO CA 95798-9030	5.03%
	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	11.04%
	JPMORGAN DEFERRED COMPENSATION PLAN* C/O JOHN F FINN 3641 INTERCHANGE RD COLUMBUS OH 43204-1499	7.63%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	16.41%
TREASURY & AGENCY FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	10.21%
SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	45.88%
ULTRA SHORT DURATION BOND FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS SEC# 9EHX4 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.37%

Part I - 62

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NFS LLC FEBO ARROW INTERNATIONAL INC ATTN FRED GRAF 9900 CLINTON RD BROOKLYN OH 44144-1034	6.83%
	NFS LLC FEBO JEROME L GOLDMAN 3 POYDRAS ST STE 15F NEW ORLEANS LA 70130	5.17%
CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.32%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	34.23%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	38.76%
ULTRA SHARES	JPMIM AS AGENT FOR* MASTER CARD INCORPORATED ATTN CLIENT SERVICES 1111 POLARIS PKWY FL 3F # OH1-0213 COLUMBUS OH 43240-2031	22.17%
	JP MORGAN AS CUST FOR* PORSCHE BUSINESS SERVICES ATTN DAVID CARRASQUILLO 3 METROTECH CTR BROOKLYN NY 11245-0001	18.85%
	SEI PRIVATE TRUST CO C/O SUNTRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	26.43%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY COLUMBUS OH 43271-0001	25.64%

*  The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 63

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended 2/29/08 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

Part I - 64

JPMorgan Tax Aware Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2008

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Tax Aware High Income Fund

(the “Tax Aware High Income Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Fund dated July 1, 2008 , as supplemented from time to time (“Prospectuses”). The Prospectuses are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other JPMorgan Funds.

For more information about the Fund, simply write or call:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

1-800-480-4111

SAI-TAHI- 708

GENERAL	1
The Trust and the Fund	1
Share Classes	1
Miscellaneous	1
INVESTMENT RESTRICTIONS	2
DIVERSIFICATION	8
PORTFOLIO TURNOVER	8
TRUSTEES	8
Standing Committees	8
Ownership of Securities	8
Trustee Compensation	9
INVESTMENT ADVISER	10
Investment Advisory Fees	10
PORTFOLIO MANAGERS	10
Portfolio Managers' Other Accounts Managed	10
Portfolio Managers - Ownership of Securities	11
ADMINISTRATOR	11
Administrator Fees	11
DISTRIBUTOR	11
Compensation Paid to JPMDS	11
Distribution Fees	12
SHAREHOLDER SERVICING	12
Shareholder Services Fees	12
BROKERAGE AND RESEARCH SERVICES	12
Brokerage Commissions	12
Broker Research	13
Securities of Regular Broker -Dealers	13
FINANCIAL INTERMEDIARY	13
Amounts Paid Pursuant to Other Cash Compensation Arrangements	13
Finder's Fee Commissions	13
Finder's Fees Paid by Adviser and Distributor	13
TAX MATTERS	13
Capital Loss Carryforwards	13
PORTFOLIO HOLDINGS DISCLOSURE	14
SHARE OWNERSHIP	14
Trustees and Officers	14
Principal Holders	14
FINANCIAL STATEMENTS	15

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

 GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended.

Share Classes

The Trustees of the Fund have authorized the issuance and sale of the following classes of shares:

Select Class, Class A and Class C

Currently, the Fund offers the following classes of shares:

Select Class, Class A and Class C

The shares of the Fund are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 245 Park Avenue, New York, NY 10167.

This SAI is divided into two Parts, Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“ JPMFMFG ”) (each a “JPMorgan Fund,” and together with the Fund, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a "Trustee."

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the JPMorgan Funds are advised by JPMorgan Investment Advisors Inc. (“JPMIA”) or Security Capital Research & Management   Incorporated (“SC-R&M”), and/or sub-advised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management   LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by JPMT I with respect to the Fund. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Fundamental Investment Restrictions

The Fund:

(1)        May not purchase the securities of any issuer if, as a result more than 25% of the Fund's total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

(2)        May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(3)        May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(4)        May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

(5)        May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;

(6)       May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(7)       May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

For the purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees of the Fund without prior shareholder approval.

             The Fund:

(1)        May not invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists;

(2)        May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(3)        May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

             The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

Mortgage-Related Securities

Asset-Backed Securities:   Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.

Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities

Bank Obligations:   Bankers' acceptances, certificates of deposit and time deposits. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Bank Obligations

Instrument	Part II Section Reference

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.

Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments

Credit Default Swaps (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

Swaps and Related Swap Products

Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Custodial Receipts

Demand Features:  Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

Demand Features

Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100’s.

Investment Company Securities and Exchange Traded Funds

Foreign Investments:   Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADR”) , Global Depositary Receipts (“GDR”) , European Depositary Receipts (“EDR”) and American Depositary Securities.

Foreign Investments (including Foreign Currencies)

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s Adviser to be of comparable quality.

Debt Instruments

Inflation-Linked Debt Securities: Fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

Debt Instruments

Instrument	Part II Section Reference
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

Inverse Floaters and Interest Rate Caps

Investment Company Securities:  Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of , and participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries .	Loan Participations and Assignments
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	Miscellaneous Investment Strategies and Risks
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities

Mortgage-Backed Securities:  Debt obligations secured by real estate loans and pools of loans including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“ CMBS ”) and other asset-backed structures.

Mortgage-Related Securities

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

Mortgage-Related Securities

Municipal Securities:  Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.

Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks

Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over - the - counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.

Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights

Instrument	Part II Section Reference

Private Placements, Restricted Securities and Other Unregistered Securities:  Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	Reverse Repurchase Agreements

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Miscellaneous Investment Strategies and Risks

Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts ("GICs") and Bank Investment Contracts ("BICs").	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest - Only (“IO”) and Principal - Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“ REMIC ”) or CMO structure.

Mortgage-Related Securities

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

Structured Investments

Instrument	Part II Section Reference

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

Swaps and Related Swap Products

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes	Miscellaneous Investment Strategies and Risks

Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.

Trust Preferreds

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“ Ginnie Mae ”), the Federal National Mortgage Association (“ Fannie Mae ”) and the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”) , including funding notes, subordinated benchmark notes, CMOs and EMICs.

Mortgage-Related Securities

U.S. Government Obligations:   May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

U.S. Government Obligations

Variable and Floating Rate Instruments:  Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.

Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero - coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero - coupon debt securities which convert on a specified date to interest bearing debt securities.

Debt Instruments

DIVERSIFICATION

The Fund is a non-diversified investment company , as defined under the 1940 Act. For a more complete discussion, see the "Diversification" section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Sub-Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Fund	Fiscal Period Ended February 29, 2008*
Tax Aware High Income Fund	8%
*	The Fund commenced operations on September 17, 2007. Portfolio turnover rate is not annualized for periods less than one year.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

The Audit Committee met four times during the fiscal year ended February 29, 2008. The Compliance Committee met four times during the fiscal year ended February 29, 2008. The Governance Committee and met six times during the fiscal year ended February 29, 2008. The Investments Committee met five times during the fiscal year ended February 29, 2008. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2007 , in the Fund and each Trustee’s aggregate dollar range of ownership in any Fund that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1), (2)
Independent Trustees
William J. Armstrong	None	Over $100,000
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Marilyn McCoy	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1), (2)
Interested Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

(1)   A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies ( 147 Funds).

(2)

For Mr. Spalding, this amount includes deferred compensation balances through participation in the JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For Ms. McCoy and Messrs. Finn, Higgins, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, and JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.

As of December 31, 2007 , none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the JPMorgan Fund Complex overseen by the Trustees pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the JPMorgan Fund Complex for the calendar year ended December 31, 2007 , is set forth below (amounts in thousands) :

Aggregate Trustee Compensation Paid by the Fund

Name of Trustee	JPMorgan Tax Aware High Income Fund	Total Compensation paid from the Fund Complex(1)
Independent Trustees
William J. Armstrong	$1	$215,417
Roland R. Eppley, Jr. *	1	167,750
John F. Finn	1	0^
Dr. Matthew Goldstein	1	192,500
Robert J. Higgins	1	0^^
Peter C. Marshall	1	229,167
Marilyn McCoy	1	215,417
William G. Morton, Jr.	1	167,750
Robert A. Oden, Jr.	1	117,425^^^
Fergus Reid, III	2	320,833
Frederick W. Ruebeck	1	192,500
James J. Schonbachler	1	167,750
Interested Trustee
Leonard M. Spalding, Jr.	1	215,417
*	Mr. Eppley retired as an Independent Trustee from the Board of Trustees effective December 31, 2007.
(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Board of Trustees currently serves includes eight registered investment companies ( 147 Funds).

^	Does not include $ 167,750 of Deferred Compensation.
^^	Does not include $192 ,500 of Deferred Compensation.
^^^	Does not include $ 50,325 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid to JPMIM (waived amounts are in parentheses) with respect to the fiscal period indicated (amounts in thousands):

Fund	Fiscal Period Ended February 29, 2008*
	Paid	Waived
Tax Aware High Income Fund	$ -	($16)
*	The Fund commenced operations on September 17, 2007. Therefore, the investment advisory fees are for September 17, 2007 to February 29, 2008.

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager of the Fund as of February 29, 2008 :

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Jennifer Tabak	2	1, 846.62	0	0	0	0
Rick Taormina	4	4, 794.67	0	0	5	470.09
Deepa Majmudar	4	1, 223.26	0	0	0	0
Bill Morgan	4	2, 220.39	7	988.95	7	452.91
Cory Pollock	0	0	0	0	0	0

The following table shows information on the other accounts managed by each portfolio manager of the Fund that have advisory fees wholly or partly based on performance as of February 29, 2008 :

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Jennifer Tabak	0	0	0	0	0	0
Rick Taormina	0	0	0	0	0	0
Deepa Majmudar	0	0	0	0	0	0
Bill Morgan	0	0	0	0	0	0
Cory Pollock	0	0	0	0	0	0

Portfolio Managers - Ownership of Securities

The following table indicates the dollar range of shares beneficially owned by each portfolio manager of the Fund as of February 29, 2008.

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	Over $1,000,000
Jennifer Tabak	X
Rick Taormina	X
Deepa Majmudar	X
Bill Morgan	X
Cory Pollock	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Fund (the amounts voluntarily waived are in parentheses) for the fiscal period indicated (amounts in thousands).

Fund	Fiscal Period Ended February 29, 2008*
	Paid	Waived
Tax Aware High Income Fund	$ -	($5)
*	The Fund commenced operations on September 17, 2007. Therefore, the administration fees are for September 17, 2007 to February 29, 2008.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal period ended February 29, 2008:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Tax Aware High Income Fund	$--	$--	$--	$766

For the fiscal period ended February 29, 2008, JPMDS did not retain any underwriting commissions. For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Fund paid to JPMDS, with respect to the fiscal period indicated (amounts in thousands):

Fiscal Period Ended February 29, 2008*
Tax Aware High Income Fund	Paid	Waived
Class A	$ -- ^	$ --
Class C	-- ^	--
*	The Fund commenced operations on September 17, 2007. Therefore, the distribution fees are for September 17, 2007 to February 29, 2008.
^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services , a fee at the following annual rates (expressed as a percentage of the average daily net asset value ("NAV") of Fund shares owned by or for shareholders):

Select Class, Class A, Class C	0.25%

The table below sets forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal period indicated (amounts in thousands):

Fiscal Period Ended February 29, 2008*
Tax Aware High Income Fund	Paid	Waived
Class A	$ -- ^	$ --
Class C	-- ^	--
Select Class	6	(5)
*	The Fund commenced operations on September 17, 2007. Therefore, the shareholder services fees are for September 17, 2007 to February 29, 2008.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Fund paid the following brokerage commissions for the fiscal period indicated (amounts in thousands):

Fiscal Period Ended February 29, 2008
Tax Aware High Income Fund
Total Brokerage Commissions	$ --
Brokerage Commissions to Affiliated Broker/Dealers	--

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal period ended February 29, 2008, the Adviser, JPMIM did not allocate any brokerage commissions to brokers who provided broker research to the Fund.

Securities of Regular Broker-Dealers

As of February 29, 2008, the Fund did not own securities of its regular broker-dealer (or parents). For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Amounts Paid Pursuant to Other Cash Compensation Arrangements

During the fiscal period ended February 29, 2008, JPMIM, JPMIA and SC-R&M paid approximately $74,833,828, $29,122,051 and $338,652, respectively, for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

With respect to sales of the Tax Aware High Income Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees *
$1,000,000 – $3,999,999* *	0.75%
$4,000,000 -- $49,999,999	0.50%
$50,000,000 or more	0.25%

  * If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

* * If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for sales for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

Finder’s Fees Paid by Adviser and Distributor

For the fiscal period ended February 29, 2008, JPMIM and JPMDS paid approximately $4,013,512, with respect to the Fund in finder’s fees. For a more complete discussion, see the “Cash Compensation to Finanical Intermediaries”section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

For Federal income tax purposes, the Fund did not have any capital loss carryforwards for the fiscal period ended February 29, 2008.  For a more complete discussion, see the “Cash Compensation to Finanical Intermediaries”section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Private Bank / JPMorgan Private Client Services	Monthly	30 days after month end
The McGraw-Hill Companies, Inc. - Standard & Poor's	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of May 31, 2008 , the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Principal Holders

As of May 31, 2008 the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI:

Share Class	Name and Address of Shareholder	Percentage Held(%)

A SHARES	JP MORGAN INVESTMENT MGMT*	25.93%
ATTN NANCY WILLIAMS OH1-0185
1111 POLARIS PKWY
COLUMBUS OH 43240-2031

	NFS LLC FBO	5.07%
CRAIG ALAN GOODE
501 PRESTON CT
SOUTHLAKE TX 76092-8626

	NFS LLC FEBO	38.90%
EUSEBIO RIVERA JR
BLANCA E RIVERA JTTEN
1742 ESCADA
SAN ANTONIO TX 78258-4532

	NFS LLC FEBO	24.58%
LUGEAN O ESTEN
TEXANNE A GOLDING
801 LA PRADA DR APT 265
GARLAND TX 75043-5381

SHARE CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD(%)

C SHARES	JP MORGAN INVESTMENT MGMT*	53.74%
ATTN NANCY WILLIAMS OH1-0185
1111 POLARIS PKWY
COLUMBUS OH 43240-2031

	NFS LLC FEBO	42.53%
ROSS R CANGELOSE
4613 SILVERTHORN DR
MESQUITE TX 75150-2926

SELECT SHARES	JP MORGAN INVESTMENT MGMT*	99.98%
ATTN NANCY WILLIAMS OH1-0185
1111 POLARIS PKWY
COLUMBUS OH 43240-2031

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal period ended February 29, 2008 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. These Financial Statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

JPMorgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI describes policies and practices that apply to each of the JPMorgan Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” means each JPMorgan Fund, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

Part II - i

PART II

INVESTMENT STRATEGIES AND POLICIES	1
Asset-Backed Securities	1
Auction Rate Securities	2
Bank Obligations	3
Commercial Paper	3
Convertible Securities	4
Custodial Receipts	4
Debt Instruments	4
Corporate Debt Securities	4
High Yield/High Risk Securities/Junk Bonds	4
Inflation-Linked Debt Securities	5
Variable and Floating Rate Instruments	6
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities	8
Demand Features	8
Equity Securities, Warrants and Rights	9
Common Stock	9
Common Stock Warrants and Rights	9
Preferred Stock	9
Initial Public Offerings	9
Foreign Investments	10
Risk Factors of Foreign Investments	10
Brady Bonds	11
Obligations of Supranational Entities	11
Emerging Markets Securities	11
Sovereign Obligations	13
Foreign Currency Transactions	13
Inverse Floaters and Interest Rate Caps	17
Investment Company Securities and Exchange Traded Funds	18
Investment Company Securities	18
Exchange Traded Funds (“ETFs”)	18
Loan Assignments and Participations	19
Miscellaneous Investment Strategies and Risks	22
Borrowings	22
Commodity-Linked Derivatives	23
Impact of Large Redemptions and Purchases of Fund Shares	23
Interfund Lending	23
Master Limited Partnerships	24
New Financial Products	24
Private Placements, Restricted Securites and Other Unregistered Securities	24
Securities Issued in Connection with Reorganizations and Corporate Restructuring	26
Temporary Defensive Positions	26
Mortgage-Related Securities	26
Mortgages (Directly Held)	26
Mortgage-Backed Securities (CMOS and REMICS)	27
Mortgage Dollar Rolls	29
Stripped Mortgage-Backed Securities	29
Adjustable Rate Mortgage Loans	30
Risk Factors of Mortgage-Related Securities	31
Municipal Securities	32
Risk Factors in Municipal Securities	35
Limitations on the Use of Municipal Securities	36
Options and Futures Transactions	36
Futures Contracts	39

Part II - ii

Real Estate Investment Trusts (“REITs”)	41
Repurchase Agreements	42
Reverse Repurchase Agreements	42
Securities Lending	43
Short Selling	43
Short-Term Funding Agreements	44
Structured Investments	44
Swaps and Related Swap Products	45
Credit Default Swaps	46
Synthetic Variable Rate Instruments	47
Treasury Receipts	48
Trust Preferred Securities	48
U.S. Government Obligations	48
When-Issued and Delayed Delivery Securities and Forward Commitments	49
RISK MANAGEMENT	50
SPECIAL FACTORS AFFECTING CERTAIN FUNDS	50
DIVERSIFICATION	50
DISTRIBUTIONS AND TAX MATTERS	51
TRUSTEES	63
Standing Committees	65
Trustee Compensation	67
OFFICERS	68
INVESTMENT ADVISERS AND SUB-ADVISERS	69
POTENTIAL CONFLICT OF INTEREST	74
PORTFOLIO MANAGER COMPENSATION	75
CODES OF ETHICS	76
PORTFOLIO TRANSACTIONS	77
ADMINISTRATOR	80
DISTRIBUTOR	82
DISTRIBUTION PLAN	82
SECURITIES LENDING AGENT	85
CUSTODIAN	85
CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES	85
TRANSFER AGENT	87
SHAREHOLDER SERVICING	87
EXPENSES	89
FINANCIAL INTERMEDIARIES	89
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	90
TRUST COUNSEL	91
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91
PURCHASES, REDEMPTIONS AND EXCHANGES	91
DIVIDENDS AND DISTRIBUTIONS	97
NET ASSET VALUE	97
DELAWARE TRUSTS	99
MASSACHUSETTS TRUSTS	99
MARYLAND CORPORATION	100
DESCRIPTION OF SHARES	101
PORTFOLIO HOLDINGS DISCLOSURE	104
PROXY VOTING PROCEDURES AND GUIDELINES	105
ADDITIONAL INFORMATION	109
APPENDIX A—DESCRIPTION OF RATINGS	1

Part II - iii

INVESTMENT STRATEGIES AND POLICIES

As noted in the applicable Prospectuses for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, polices and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to particular Funds.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can

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experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”) ; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

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A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange Traded Funds” below for more information) , a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”) with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposits. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U .S . Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U .S . Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements).

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks and savings and loan associations from which a Fund could purchase certificates of deposit.

The Funds will not invest in obligations for which a Fund’s Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

Commercial Paper

Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner.

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Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Custodial Receipts

Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

High Yield/High Risk Securities/Junk Bonds.

Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s ) or unrated but determined by the Fund’s Adviser to be of comparable quality . Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

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High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities ( “ TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with

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respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U .S .

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may

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be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Demand Notes. Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification and Quality Descriptions”. A Fund’s Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

(1)  Adjustable Rate Government Securities. A Government Security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a floating rate security shall be deemed to have a remaining maturity of one day.

(2)  Short-Term Variable Rate Securities. A variable rate security , the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3)  Long-Term Variable Rate Securities. A variable rate security , the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be

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deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4)  Short-Term Floating Rate Securities. A floating rate security , the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5)  Long-Term Floating Rate Securities. A floating rate security , the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets (10% for the JPMorgan Funds which are money market funds (the “Money Market Funds”)) only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

Zero - Coupon, Pay-in-Kind and Deferred Payment Securities. Zero - coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero - coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero - coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero - coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Demand Features

Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks

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associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Initial Public Offerings (“IPOs ”) . The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Foreign Investments (including Foreign Currencies)

Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a non-Money Market Fund’s investment policies and unless described otherwise in a Fund’s prospectus , an issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

The Money Market Funds may only invest in U.S. dollar-denominated securities.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are

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determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U .S . In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U .S.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality,

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the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio

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securities , could result in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Sovereign Obligations . Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Currency Transactions. Certain Funds may engage in various strategies to hedge against currency risks. These strategies may consist of use of any of the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U .S. , the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities. In addition, certain Funds may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for

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another currency at a specified future date (up to one year) and price at the time of the contract. A Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

Transaction Hedging. When a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of their portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U .S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Exchange Contracts. For hedging purposes or to increase income or gain, a Fund may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

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Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

For more information on futures contacts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

Foreign Currency Options. Certain Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that

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may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies that are thinly-traded, illiquid or otherwise non-convertible (each a “Reference Currency”). NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market, on a daily basis, of the NDF.

The Funds will typically use NDFs for hedging purposes, but may from time to time, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective, and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Hedging Transactions. The following is a summary of certain risks associated with foreign currency hedging transactions:

Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies

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and price movements in the security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

Judgment of the Adviser. Successful use of hedging instruments by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, an Adviser will employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Inverse Floaters and Interest Rate Caps

Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

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Investment Company Securities and Exchange Traded Funds

Investment Company Securities. A Fund may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

The 1940 Act’s limits summarized above do not apply to any JPMorgan Fund which is a fund of funds (“Fund of Funds”) such as the JPMorgan Investor Funds (the “Investor Funds ” ) or the JPMorgan SmartRetirement Funds or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Effective July 31, 2006, under Rule 12d1-1 under the 1940 Act , any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of the rule.

Pursuant to Rule 12d1-2 under the 1940 Act , effective as of July 31, 2006, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund’s investment policies and (3) affiliated or unaffiliated money market funds as part of “cash sweep” arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

Exchange Traded Funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country.

ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

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The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see Investment Company Securities for more information) , the Fund’s investments in unaffiliated ETFs are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies.

SEC exemptive orders granted to various iShares funds (which are ETFs) and other ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

Loan Assignments and Participations Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“ Obligors ”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“ Participations ”) from third parties.

A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations , typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “ Agent ”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

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In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

Additional Information concerning unfunded commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning synthetic letters of credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Limitations on Investments in Loan Assignments and Participations . If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Assignments and Participations . Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loan Assignments and Participations.

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High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or favorable price could result in losses to a Fund.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or the Fund’s security interest in loan collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “ fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan has been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy.

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The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk . There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Miscellaneous Investment Strategies and Risks

Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33-1/3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements. In addition, each Fund may enter into Interfund Lending Arrangements. Please see “Interfund Lending”.

Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliates of the Adviser or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at ordinary income tax rate.

Interfund Lending . To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another JPMorgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another JPMorgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not

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borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U. S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

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A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•	The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Adviser to be of equivalent quality;

•	The Fund’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for

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which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•	The Fund’s Adviser shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

•	The Fund’s Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of Fund’s total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements with maturities of 7 days or less (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties.

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Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities ( CMOs and REMICs ). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);

•	organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and

•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S.. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U. S. . Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U. S. , created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U. S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U. S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates

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(the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U .S .

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC

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Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Mortgage Dollar Rolls. When a Fund enters into mortgage dollar rolls, it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. A Fund benefits to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

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Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable mortgage rate loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

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In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

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Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations ;

2.	obtaining funds for general operating expenses ; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

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6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

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3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U. S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take

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the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:

Tax Risk. The Code, imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S.. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the SEC.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a

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corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities . Certain Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Options and Futures Transactions . A Fund may purchase and sell (a) exchange traded and over-the-counter (“OTC”) put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies

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limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

The Funds have filed a 4.5 notice under the Commodity Exchange Act and are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain

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the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Certain Funds will usually sell covered options. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. A put option is covered if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equal to the exercise price. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to

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do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Each Fund will earmark and reserve liquid assets in an amount equal to the current mark-to-market exposure, on a daily basis, of a futures contract that is contractually required to cash settle. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund

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not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage and thus, present , as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are earmarked by a Fund and set aside by the Fund, as required by the 1940 Act and the SEC’s interpretations thereunder.

Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

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•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of a Fund’s restrictions on purchases of illiquid securities. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments , debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be

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magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3 % of a Fund’s total assets , except as permitted by law .

Securities Lending

To generate additional income, certain Funds may lend up to 33 1/3 % of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. Typically, such collateral will consist of cash, but, to the extent permitted in the Securities Lending Agreement approved by the Board of Trustees, may include U.S. government securities or letters of credit. The Fund receives payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund’s Prospectuses or SAI and the investment guidelines included in the Securities Lending Agreement. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. There are no limits on the number of borrowers the Fund may use and the Fund may lend securities to only one or a small group of borrowers. Loans are subject to termination by the Fund or the borrower at any time, and are therefore not considered to be illiquid investments. The Fund does not have the right to vote proxies for securities on loan. However, the Fund’s Adviser will terminate a loan if the vote is considered material with respect to an investment.

Short Selling

In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions.

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Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short shale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets (10% for the Money Market Funds) will be invested in short-term funding agreements and other illiquid securities.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to

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resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets (10% for the Money Market Funds), when combined with all other illiquid investments of each Fund.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), credit default swaps, interest rate caps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap,

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floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.

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Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation.

If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating ) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. As an unregulated instrument, CDSs are difficult to value and therefore susceptible to liquidity and credit risks. Corporate defaults of underlying names have nothing to do with whether a counterparty can make payments. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

Synthetic Variable Rate Instruments

Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b)

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downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

Certain Funds may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U. S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS.

The principal and interest components of U. S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U. S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U. S. . Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U. S. , the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U. S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U. S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit

Part II - 48

of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

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RISK MANAGEMENT

Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present , as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments. For a description of such additional investment strategies and policies as well as corresponding risks for such Funds, see Part I of this SAI.

DIVERSIFICATION

Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Fund’s Prospectuses for information about whether the Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

Each of the Money Market Funds intends to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act.

Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

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DISTRIBUTIONS AND TAX MATTERS

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. Except as otherwise noted in a Fund’s Prospectus, the Funds are not intended for foreign shareholders. As a result, this section does not address the tax consequences affecting any shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general ; therefore , prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including , but not limited to , gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” ( “QPTPs”, defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs . In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement ; and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership : (defined as a partnership ( x ) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof , (y) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and ( z ) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be

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treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of the Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP . Finally, for purposes of paragraph ( b ) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP . A Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership , (3) a “passive foreign investment company” (a “ PFIC ”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “ PFICs ” and “regular” partnerships are discussed in greater detail below.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test , described in paragraph (a) above . However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect ) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the fund’s principal business of investing in stock or securities.

If a Fund qualifies for a taxable year as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all of part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

If a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to

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pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).

Fund Distributions

The Funds anticipate distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued. For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. For taxable years beginning before January 1, 2011, the long-term capital gain tax rate applicable to most individuals is 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets). A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “ qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding - period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio , and the shareholder must meet certain holding - period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income”, then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding - period and other requirements with respect to shares of the underlying fund.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it does reduce the shareholder’s basis in its shares, which reduces the loss ( or increases the gain ) on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either (i) unrealized, or (ii) realized but not distributed.

For corporate shareholders (other than shareholders that are S corporations), the dividends-received deduction generally will apply (subject to a holding period requirement imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from real estate investment trusts (“REITs”) and PFICs will not qualify for the corporate dividends-received deduction.

Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Sale or Redemption of Shares

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning on or before December 31, 2010 generally is taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

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Fund Investments

Certain investment and hedging activities of the Funds, including transactions in options, swaptions, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of each Fund and its shareholders.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Certain debt securities purchased by the Funds are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. A Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories ( or are unrated ) , including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient

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income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.

Transactions of certain Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to a Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

Special tax considerations apply if a Fund invests in investment companies that are taxable as partnerships for federal income tax purposes . In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. But the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Some amounts received by each Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or , if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

Some of the Funds may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) are themselves taxable mortgage pools (“TMPs”), or invest in TMPs . Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued ( but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide , that excess inclusion income of a regulated investment company, such as each of the Funds, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions ) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code , that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006 , a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company . This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are

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treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections , therefore , may require the Fund to liquidate other investments (including at times when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that invests indirectly in PFICs by virtue of the fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make such elections; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investment in Other Funds

If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”) , its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund in the shares of the underlying fund, but instead to be treated as receiving a dividend. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Each Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. The Fund may not include in its calculations the value of foreign securities held indirectly through an underlying fund to reach this 50% threshold.

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Backup Withholding

Each Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Foreign Shareholders

The Funds are not intended for foreign shareholders, except for shareholders of Class M Shares. If a beneficial holder who is a foreign shareholder (i.e., not a “U.S. person” within the meaning of the Code) has a trade or business in the U. S. , and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the U. S. , the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” ( “USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined very generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater- than -5% interests in publicly traded classes of stock in REITs.

In the case of Funds that would be USRPHCs but for the above-mentioned exceptions from the definition of USRPIs, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders, (under current law any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain proposed legislation is enacted). In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of the such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income ( regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% ( or possibly a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “ wash sale ” rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally was required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled. It is possible that Congress will extend this exemption from withholding to the current or future years, but no such legislation has been enacted as of the date of this SAI.

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Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gain (and is not allowed a deduction for loss) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the U.S., (ii) in the case of an individual holder, the holder is present in the U. S. for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend (provided that certain other conditions also are met ) , or (iii) the shares are USRPIs or the Capital Gain Dividends are attributable to the gain recognized on the disposition of a USRPI .

Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

Foreign Taxes

Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury Regulations issued thereunder , as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

If a Fund does not make the above election or if more than 50% of its assets at the end of the year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the U. S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Withholding Taxes

Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions that are properly designated as exempt-interest dividends may be subject to backup withholding, as discussed above. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income taxation at a rate of 30% (or, subject to certain limitations, possibly a lower applicable treaty rate) even if they are funded by income or gain (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, each Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled

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foreign corporation) of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gain in excess of net long-term capital loss, to the extent such distributions are properly designated by the Fund. Pending legislation could reinstate the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. However, it is unclear at this time whether the legislation will be enacted. Short-term gain will not include gain from the sale of MLPs to the extent such gain is characterized as ordinary income under the Code’s recapture provisions. The Funds have not determined whether to make such designations. Depending on the circumstances, the Funds may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). There is no guarantee that the exemption from withholding will apply to taxable years of the Funds beginning on or after January 1, 2008. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person carries on a trade or business with in the U. S. , and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business , the dividends will be subject to U.S. federal net income taxation at the marginal income tax rates applicable to U.S. citizens and residents .

Exempt-Interest Dividends

Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund , but an investment in such a Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest. All exempt-interest dividends are subject to the corporate alternative minimum tax.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits. Shareholders are also advised to consult with their own tax advisors about state and local tax matters.

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State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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TRUSTEES

The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).	147	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	147	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	147
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President–Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	147	None.

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	147	None.

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	147	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985– 2001).	147	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	147	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	147	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	147	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	147	None.

Interested Trustee
Leonard M. Spalding, Jr .** (1935); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	147
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies ( 147 funds).

* *	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except for Mr. Reid for whom it is age 78. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

Standing Committees

The Board of Trustees has four standing committees: the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee.

The members of the Audit Committee are Messrs. Armstrong (Chair), Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit and Valuation and Compliance Committee responsibilities, and transferred responsibility for oversight of the valuation of portfolio securities from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. When the Funds’ valuation procedures require

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Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee acts in lieu of the full Board.

As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

The members of the Governance Committee are Messrs, Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the JPMT II Funds, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

Each member of the Board, except Mr. Reid, serves on the Investments Committee and Mr. Spalding acts as Chairperson. The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Oden and Schonbachler. For the Money Market Funds and Alternative Products, the sub - committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investments Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each sub-committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each sub-committee; and (ii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the Investments Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the sub-committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and work to facilitate the

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understanding by the Investments Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee.

For details of the number of times each of the four standing committees met during the most recent fiscal year, see “TRUSTEES — Standing Committees” in Part I of this SAI.

For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.

Trustee Compensation

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of JPMT I, JPMT II, Undiscovered Managers Funds, JPMMFG, J PMFMFG . and JPMMFIT , as selected by the Trustee from time to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Each Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.

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OFFICERS

The Trusts’ executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison; previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Elizabeth A. Davin (1964), Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director , JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

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Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975) Assistant Secretary (2008)	Vice President and Assistant General Counsel , JPMorgan Chase & Co. since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240 .

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

For details of the percentage of shares of any class of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISERS AND SUB-ADVISERS

Pursuant to investment advisory agreements, JPMIM or JPMIA serves as investment adviser to the Funds, except for the U.S. Real Estate Fund. SC-R&M serves as investment adviser for the U.S. Real Estate Fund pursuant to an agreement with JPMT II. HCM serves as investment sub-adviser to the Highbridge Statistical Market Neutral Fund pursuant to an investment sub-advisory agreement with JPMIM. JFIMI serves as sub-adviser to certain funds pursuant to an investment sub-advisory agreement with JPMIM.

The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIA or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISERS — Investment Advisory Fees” in Part I of the SAI for the respective Fund.

For details of the dollar range of shares of each Fund (excluding Money Market Funds) beneficially owned by the portfolio managers who serve on a team that manages such Fund, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

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J.P. Morgan Investment Management Inc. JPMIM serves as investment adviser to certain Funds pursuant to the investment advisory agreements between JPMIM and certain of the Trusts (the “JPMIM Advisory Agreements”). Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware which was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 245 Park Avenue, New York, NY 10167.

Under the JPMIM Advisory Agreements, JPMIM provides investment advisory services to certain Funds, which include managing the purchase, retention and disposition of such Funds’ investments. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the applicable Trust’s Board of Trustees and the applicable Fund’s shareholders, as required by the 1940 Act.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (“JPMFM”), and JPMDS provide certain custodial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for certain Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of JPMIM. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

Under the terms of the JPMIM Advisory Agreements, the investment advisory services JPMIM provides to certain Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of certain Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

The Funds are managed by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM or a predecessor, under the JPMIM Advisory Agreements, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

The JPMIM Advisory Agreements continue in effect for annual periods beyond October 31 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMIM Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trusts (60 days with respect to the International Equity Index Fund, Mid Cap Value Fund, Short Term

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Bond Fund II and Growth Advantage Fund). The renewal of the JPMIM Advisory Agreements was last approved by the Board of Trustees at its meeting in August 2006.

The JPMIM Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, with respect to all such Funds except the Mid Cap Value Fund, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

JPMorgan Investment Advisors Inc. JPMIA serves as investment adviser to certain JPMT II Funds pursuant to the Amended and Restated Investment Advisory Agreement between JPMIA and JPMT II dated August 12, 2004 (the “JPMIA Advisory Agreement”). On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMIA, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMIA became an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMIA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

JPMIA represents a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the applicable Trusts (formerly, The One Group and the Helmsman Funds) since 1985.

Subject to the supervision of a Trust’s Board of Trustees, JPMIA provides or will cause to be provided a continuous investment program for certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in those Funds. JPMIA may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Funds’ shareholders, as required by the 1940 Act.

The JPMIA Advisory Agreement continues in effect for annual periods beyond October 31 of each year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The JPMIA Advisory Agreement was approved by the Trust’s Board of Trustees at their quarterly meeting held in August 2006.

The JPMIA Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser as the case may be. The JPMIA Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIA, under the JPMIA Advisory Agreement, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIA a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

The JPMIA Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

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JPMorgan Chase Bank, JPMFM and JPMDS are each subsidiaries of JPMorgan Chase and affiliates of JPMIA. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

Security Capital Research & Management Incorporated (“SC-R&M”). Security Capital Research & Management Incorporated (“SC-R&M”) serves as investment adviser to the U.S. Real Estate Fund pursuant to an agreement with JPMT II, on behalf of the U.S. Real Estate Fund (the “Real Estate Fund Investment Advisory Agreement”). SC-R&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the Predecessor U.S. Real Estate Fund. SC-R&M is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc .

SC-R&M makes the investment decisions for the assets of the U.S. Real Estate Fund. SC-R&M also reviews, supervises and administers the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees.

The Real Estate Fund Investment Advisory Agreement provides that it will continue in effect until October 31, 2006 and thereafter will continue for successive twelve month periods if not terminated or approved at least annually by the Board. The Real Estate Fund Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on September 30, 2004 and may be terminated as to the U.S. Real Estate Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser. The Real Estate Fund Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. The renewal of the Real Estate Fund Investment Advisory Agreement was approved by the Board of Trustees at its meeting in August 2006.

The Real Estate Fund Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

JF International Management Inc. JPMIM has entered into two investment sub-advisory agreements with JFIMI, one agreement with respect to the Asia Equity Fund and one agreement with respect to the China Region Fund and India Fund (the “ JFIMI Sub-Advisory Agreements ”) pursuant to which JFIMI serves as investment sub-adviser to such Funds. JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Hong Kong Securities and Futures Commission. JFIMI is a wholly- owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly-owned by JPMAMH. JFIMI is located at 21F, Charter House, 8 Connaught Road, Central Hong Kong.

JFIMI may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the JFIMI Sub-Advisory Agreements, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of JFIMI. This arrangement will not result in the payment of additional fees by a Fund.

Pursuant to the terms of the applicable JPMIM Advisory Agreement and the JFIMI Sub-Advisory Agreements, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the applicable Trusts, on behalf of the Funds, on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Boards of Trustees of the Trusts, or by JPMIM or JFIMI on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The applicable JPMIM Advisory Agreement provides that JPMIM or JFIMI shall not be liable for any error of judgment or mistake of law or for any loss arising out

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of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

As compensation for the services rendered and related expenses borne by JFIMI, under the applicable JFIMI Sub-Advisory Agreement, JPMIM has agreed to pay JFIMI a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of the Asia Equity Fund, and at the rate of 0.60% per annum on the average daily net asset value of the assets of the China Region Fund and the India Fund.

The JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund provides that it will continue in effect until October 31, 2005 and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund was approved by the Trust’s Board of Trustees at their quarterly meeting held in August 2007 .

The JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund provides that it will continue in effect for an initial two-year period and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund was initially approved by the Trust’s Board of Trustees at its quarterly meeting held in November 2006.

Each JFIMI Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Highbridge Capital Management, LLC. Highbridge Capital Management, LLC. (“HCM”) has been engaged by JPMIM to serve as investment sub-adviser to the Highbridge Statistical Market Neutral Fund (the “HCM Sub-Advisory Agreement”). HCM is majority owned by J.P. Morgan Asset Management Holdings Inc.

HCM is an international asset management firm specializing in non-traditional investment management strategies. HCM was founded by Henry Swieca and Glen Dubin. HCM has over 160 staff members including 62 investment and trading professionals in offices in New York, London and Hong Kong.

HCM is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Highbridge Statistical Market Neutral Fund. The aggregate annual rate of the fees payable by JPMIM to HCM is 1.25% of the Highbridge Statistical Market Neutral Fund’s average daily net assets.

The HCM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The HCM Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the JPMIM Advisory Agreement. Under the terms of the HCM Sub-Advisory Agreement, HCM is not liable to JPMIM, the Highbridge Statistical Market Neutral Fund, or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Highbridge Statistical Market Neutral Fund or its

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shareholders, except in the case of HCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the HCM Sub-Advisory Agreement. The HCM Sub-Advisory Agreement was approved by the Trust’s Board of Trustees at their quarterly meeting held in August 2007.

POTENTIAL CONFLICTS OF INTEREST

The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts other than the Funds that are managed by the Funds’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Advisers’ and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The Adviser and/or its affiliates serve as adviser to the Funds, to the JPMorgan SmartRetirement Funds (the “JPMorgan SmartRetirement Funds”) and to the Investor Funds. The JPMorgan

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SmartRetirement Funds and the Investor Funds and certain other Funds (“Investing Funds”) may invest in shares of the Funds (other than the Investing Funds). Because the Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the Investing Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the Investing Funds among the Funds. Purchases and redemptions of Fund shares by an Investing Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund’s transaction costs. Large redemptions by an Investing Fund may cause a Fund’s expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the Investing Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Fees earned by HCM for managing certain accounts may vary, particularly because for at least two accounts, HCM is paid based upon the performance results for those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. However, HCM believes that this risk is mitigated by the fact that investment decisions for each of the accounts advised by HCM are made through an automated system, and not by any one individual, which processes each account’s transactions independent of those for the other accounts.

For details of the dollar range of shares of each Fund (excluding the Money Market Funds) beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment

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professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

CODES OF ETHICS

The Trusts, the Advisers and JPMDS have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Advisers).

The Trusts’ code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts’ code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by the Advisers requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The Advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of the Adviser’s affiliated sub-advisers has also adopted the code of ethics described above.

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JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity, including excessive trading of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI, or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and sub-advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Trustees of the Trusts and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services. On behalf of the Funds, a Fund’s Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U .S . On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the

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benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an Adviser under the Advisory Agreement (or with respect to a Sub-Adviser, under the sub-advisory agreement). The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

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If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Fund’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which a Fund’s Adviser exercises investment discretion. A Fund’s Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Fund’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of a Fund’s Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy, to the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation. Shareholders of the Funds should understand that the services provided by such brokers may be useful to a Fund’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

Under the policy for JPMIM and JPMIA , “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM and JPMIA to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds have stopped participating in soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure.

Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

SC-R&M does not enter into soft dollar arrangements whereby a broker pays for research services such as Bloomberg, Reuters or Factset. From time to time, SC-R&M may receive or have access to research generally provided by a broker to the broker’s institutional clients that trade with the broker in the sector of the securities markets in which SC-R&M is active, namely in the case of real estate securities. In addition, SC-R&M may consider the value-added quality of proprietary broker research received from brokers in allocating trades to brokers subject always to the objective of obtaining best execution.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other

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investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.

Under HCM’s policy, HCM has the power and authority to establish and maintain accounts on behalf of its clients with, and issue orders for the purchase or sale of securities for its clients directly to, a broker, dealer or other person, as well as to exercise or abstain from exercising any option, privilege or right held by its clients. In selecting a broker with respect to effecting any securities transaction on behalf of its clients, HCM may pay a broker a commission in excess of the amount another broker would have charged for effect in such transaction, so long as, in HCM’s good faith judgment, the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or HCM’s overall investment management business. HCM intends to comply with Section 28(e) of the Securities Exchange Act, under which HCM’s use of its clients’ commission dollars to acquire research products and services is not a breach of its fiduciary duty to its clients — even if the brokerage commissions paid are higher than the lowest available — as long as (among certain other requirements) HCM determines that the commissions are reasonable compensation for both the brokerage services and the research acquired.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.

ADMINISTRATOR

JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) serves as the administrator to the Funds, pursuant to an Administration Agreement dated February 19, 2005 (the “Administration Agreement”), between the Trusts, on behalf of the Funds, and JPMFM. Additionally, JPMFM serves as the administrator to the JPMorgan SmartRetirement Funds pursuant to an agreement effective May 5, 2006 (the “SmartRetirement Administration Agreement”), between JPMT I, on behalf of the JPMorgan SmartRetirement Funds, and JPMFM. JPMFM is an affiliate of JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase; it has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement. JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement and the SmartRetirement Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund’s sub-administrator. Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase , began serving

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as the Funds’ sub-administrator (the “Sub-administrator”). The Administrator pays JPMIS a fee for its services as the Funds’ Sub-administrator.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006 and the SmartRetirement Administration Agreement will continue in effect through October 31, 2007. If not terminated, the Administration Agreement and the SmartRetirement Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or SmartRetirement Administration Agreement or interested persons of any such party. The Administration Agreement and the SmartRetirement Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of each Trust or by JPMFM. The termination of the Administration Agreement or the SmartRetirement Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement and the SmartRetirement Administration Agreement provide that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the series of JPMorgan Funds Complex that operate as money market funds (each a “Money Market Fund”)) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

With respect to the Money Market Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Funds Complex over $100 billion. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex including the series of the former One Group Mutual Funds.

With respect to the Investor Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% of the first $500 million of average daily net assets of all the Investor Funds in the JPMorgan Funds Complex, 0.075% of the Investor Funds’ average daily net assets between $500 million and $1 billion and 0.05% of the Investor Funds’ average daily net assets in excess of $1 billion.

JPMFM does not charge a fee for providing administrative services to the JPMorgan SmartRetirement Funds under the SmartRetirement Administration Agreement, but does receive fees for its services to the underlying funds.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administration Fees” in Part I of this SAI.

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DISTRIBUTOR

Since February 19, 2005, JPMDS has served as the distributor for all the Trusts and holds itself available to receive purchase orders for each of the Fund’s shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and JPMDS. JPMDS began serving as JPMT II’s distributor pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of JPMIM, JPMorgan Investment Advisors and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect for annual periods beyond October 31 of each year, and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

For details of the compensation paid to the principal underwriter, JPMDS, see “DISTRIBUTOR — Compensation paid to JPMDS” in Part I of this SAI.

DISTRIBUTION PLAN

Certain Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A Shares, Class B Shares, Class C Shares, Class M Shares, Cash Management Shares, Morgan Shares, Reserve Shares, Service Shares and E*TRADE Class Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”) to JPMDS, at annual rates not to exceed the amounts set forth in each applicable Fund’s prospectus es .

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finder’s fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional

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materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A, Class B and Class C Shares. Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% (2.75% for Class B Shares of the Short Duration Bond Fund, Short Term Municipal Bond Fund, Ultra Short Duration Bond Fund and Treasury & Agency Fund) and 1.00% respectively of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers’ customers. Such payments on Class A Shares will be paid to broker-dealers immediately. Such payments on Class B and Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares, except certain broker-dealers who have sold Class C Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid trail or maintenance commissions immediately.

Class M Shares. Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class M Shares of the Short Term Bond Fund II of up to 3.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.30% annualized of the average daily net asset value of Class M Shares maintained in the Short Term Bond Fund II by such broker-dealers’ customers up to $1 billion, and 0.35% of the daily net asset value excess of $1 billion.

Money Market Funds. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of Class B Shares or Class C Shares maintained in a Fund by such broker-dealers’ customers. With respect to Cash Management Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares, trail or maintenance commissions will be paid to broker-dealers beginning in the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund), 0.25% on Reserve Shares and 0.60% on E*TRADE Class and Service Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized

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by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

The Institutional Class Shares, Select Class Shares, Class R5 Shares, Ultra Shares, Premier Shares, Capital Shares and Agency Shares of the Funds have no Distribution Plan.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. The Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

Prior to February 19, 2005, the JPMT II Funds had adopted a Predecessor Distribution and Shareholder Services Plan with respect to Class A and the former Service Class (which were subsequently discontinued) Shares and a Predecessor Distribution and Shareholder Services Plan with respect to Class B shares and Class C Shares (collectively, the “Predecessor Plans”). These Predecessor Plans were terminated effective February 19, 2005. During the fiscal year ended June 30, 2005, payments made for distribution and shareholder services under Rule 12b-1 up until February 18, 2005 were made under these Predecessor Plans.

For details of the Distribution fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc., see “DISTRIBUTOR — Distribution Fees” in Part I of this SAI.

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SECURITIES LENDING AGENT

To generate additional income, certain Funds may lend up to 33-1/3% of their total assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, an affiliate of the Funds, serves as lending agent pursuant to a securities lending agreement approved by the Board of Trustees (the ”Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMorgan Chase Bank acting as agent for the Funds, loans securities to approved borrowers pursuant to approved Borrower Agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Fund’s financial statements).

Under the Securities Lending Agreement, JPMorgan Chase Bank is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. government securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. JPMorgan Chase Bank has voluntarily reduced its fees to (i) 0.05% for each loan of U.S. government securities and (ii) 0.10% for each loan of the non-U.S. government securities, respectively. The purpose of these fees is to cover the custodial, administrative and related costs of securities lending including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, (the “JPMorgan Custody Agreement”) JPMorgan Chase Bank serves as the custodian and fund accounting agent for each of the Funds, other than the JPMorgan SmartRetirement Funds. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Advisers .

With respect to the JPMorgan SmartRetirement Funds, pursuant to the Global Custody and Fund Accounting Agreement between JPMFM, JPMT I on behalf of the JPMorgan SmartRetirement Funds, and JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, effective May 5, 2006 (the “SmartRetirement Custody Agreement”), JPMorgan Chase Bank serves as the custodian and funds accounting agent for the JPMorgan SmartRetirement Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. The fees and expenses under the SmartRetirement Custody Agreement for custody and fund accounting are paid by JPMFM.

CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES

For custodian services, each Fund (other than the JPMorgan SmartRetirement Funds) pays to JPMorgan Chase Bank annual safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held), calculated monthly in arrears and fees

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between $ 4.50 and $150 for securities trades (depending on the domicile in which the trade is settled ) and $5.00 for receipt of principal and/or interest on fixed income securities . JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

For custodian services for the JPMorgan SmartRetirement Funds, JPMFM pays to JPMorgan Chase Bank annual safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held) calculated monthly in arrears. JPMFM also pays JPMorgan Chase Bank fees between $ 4.50 and $150 for securities trades (depending on the domicile in which the trade is settled ) and $5.00 for receipt of principal and/or interest on fixed income securities. JPMFM shall also pay JPMorgan Chase Bank’s ordinary, reasonable out-of-pocked or incidental expenses other than legal fees and tax or related fees incidental to processing by governmental authorities, issuers or their agents.

JPMorgan Chase Bank also is paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world.

In addition, JPMorgan Chase Bank provides derivative servicing with respect to swaps, swaptions and bond and currency options. The fees for these services include a transaction fee of up to $40 per new contract, a fee of up to $10 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of up to $0.40 per contract per day for position management services .

With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement and the SmartRetirement Custody Agreement. For purposes of determining the asset levels at which a Tier applies, assets for that fund type across the entire JPMorgan Funds Complex (which shall be defined to include any 1940 Act fund, commingled funds or Rule 3c-7 fund which is advised or subadvised by an entity which is a wholly-owned subsidiary of JPMorgan Chase & Co.) shall be used.

Money Market Funds:
Tier One	First $5 billion	0.0075%
Tier Two	Next $ 7. 5 billion	0. 0060%
Tier Three	Next $ 22.5 billion	0.0030%
Tier Four	Over $35 billion	0.0010%

U.S. Fixed Income Funds:
Tier One	First $ 12.5 billion	0. 0090%
Tier Two	Next $ 7.5 billion	0. 0050%
Tier Three	Next $10 billion	0. 0035%
Tier Four	Over $30 billion	0. 0020%

U.S. Equity Funds:
Tier One	First $ 12.5 billion	0. 0085%
Tier Two	Next $ 7.5 billion	0. 0050%
Tier Three	Next $10 billion	0. 0035%
Tier Four	Over $30 billion	0. 0025%

International Funds:
Tier One	First $ 12.5 billion	0.0200%
Tier Two	Over $ 12.5 billion	0.0175%

Emerging Markets Funds:
Tier One	First $ 12.5 billion	0.0300%
Tier Two	Over $ 12.5 billion	0.0200%

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Other Fees:
Additional Share Classes	$2,000
Multi-Managed Funds (per manager)	$6,000
Fund of Funds	$15,000

Minimums: (except for Fund of Funds)
U.S. Equity Funds	$20,000
U.S. Fixed Income Funds	$20,000
Money Markets Funds	$10,000
International Funds	$25,000
Emerging Markets Funds	$40,000
Highbridge Statistical Market Neutral Fund	$30 ,000

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

The Trusts, on behalf of the Funds have entered into a shareholder servicing agreement, effective February 19, 2005, with JPMDS (“Shareholder Servicing Agreement”). The Shareholder Servicing Agreement for Institutional Class Shares of JPMT II became effective on August 12, 2004. Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trusts’ website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j)

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providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

For details of fees paid by the Funds to JPMDS for Shareholder Services and Other Related Services under the Shareholder Servicing Agreement, see “SHAREHOLDER SERVICING — Shareholder Services Fees” in Part I of this SAI.

To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The initial term of the Shareholder Servicing Agreement was until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the JPMorgan Funds Privacy

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Policy provided with your Prospectus, and also available on the JPMorgan Funds website at www.jpmorganfunds.com .

EXPENSES

Except for the JPMorgan SmartRetirement Funds, the Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

With respect to the JPMorgan SmartRetirement Funds, the Administrator pays many of the ordinary expenses incurred by the Funds in their operations including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Funds pay the following fees and expenses, including their pro-rata share of the following fees and expenses of the Trust: (1) transfer agency, (2) shareholder servicing, (3) distribution fees, (4) brokerage costs, (5) all fees and expenses of Trustees, (6) the portion of the compensation of the Trust’s Chief Compliance Officer (CCO) attributable to the Funds on the basis of relative net assets, (7) costs of the Trust’s CCO Program, (8) insurance, including fidelity bond and D&O insurance, (9) interest, (10) litigation and (11) other extraordinary or nonrecurring expenses. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMIA, SC-R&M, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

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Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS , JPMIA, JPMIM or their affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS, JPMIA and JPMIM , at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as “other cash compensation”) to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS , JPMIA and JPMIM from time to time. Those additional cash incentives are payments over and above any sales charges (including 12b-1 fees), shareholder servicing, sub-transfer agency or networking fees which are disclosed elsewhere in the Funds’ prospectuses or in this SAI . These additional cash payments are generally made to Financial Intermediaries that provide shareholder , sub-transfer agency or administrative services or marketing support . Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives and/or for training and educating a Financial Intermediary’s employees . Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may pay Financial Intermediaries an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (“CDSC”). JPMIM, JPMIA and their affiliates may pay any ticket charges applied to Fund shares.

Other cash compensation payments made by JPMDS, JPMIA, JPMIM and/or their affiliates may be different for different Financial Intermediaries and may vary with respect to the type of fund (e.g., equity fund or fixed income fund) sold by the Financial Intermediary. Other cash compensation payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. Other cash compensation payments are always made only to the firm, never to individuals.

For details of the amounts paid by the Funds’ Adviser and Distributor for all of the Funds pursuant to their other cash compensation arrangements, see “FINANCIAL INTERMEDIARIES — Other Cash Compensation” in Part I of this SAI.

To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) regulations, JPMIM, JPMIA, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries or due diligence meetings.

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If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, Financial Intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over the other share classes.

Finders’ Fees. JPMDS may pay Financial Intermediaries who sell over $1 million of Class A Shares of certain Funds a finder’s fee. JPMDS reserves the right to alter or change the finder’s fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

For details of finder’s fee commissions paid to Financial Intermediaries, see “FINANCIAL INTERMEDIARIES — Finder’s Fee Commissions” in Part I of this SAI.

For details of the finder’s fee amounts paid by the Adviser and Distributor for the Funds’ most recent fiscal year, see “FINANCIAL INTERMEDIARIES — Finder’s Fee Commissions” in Part I of this SAI.

TRUST COUNSEL

The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

An investor may buy (or redeem) shares in certain Funds: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor, or, if applicable, an authorized designee of a Financial Intermediary. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the “Bank Account Registration” section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of

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computing a Fund’s NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with polices and procedures approved by the Board of Trustees.

Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. JPMFMFG has filed an election under 18f-1 under the 1940 Act. The other Trusts have not filed an election under Rule 18f-1. However, the following Funds have previously filed Rule 18f-1 elections: (i) JPMorgan Value Opportunities Fund (formerly, The Growth Fund of Washington, Inc.), (ii) JPMorgan California Tax Free Bond Fund (formerly, J.P. Morgan California Bond Fund), (iii) JPMorgan Tax Aware Enhanced Income Fund, (iv) JPMorgan Tax Aware Disciplined Equity Fund, (v) JPMorgan Tax Aware U.S. Equity Fund, (vi) JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (as former series of Mutual Fund Select Trust), and (ix) JPMorgan International Equity Fund, JPMorgan Tax Aware Large Cap Value Fund and JPMorgan Tax Aware Large Cap Growth Fund (as former series of Mutual Fund Select Group). These elections carry over and commit these Funds to paying redemptions by a shareholder of record in cash, limited during any 90 day period to the lesser of: (i) $250,000 or (ii) one percent of the net asset value of the Fund at the beginning of such period.

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange (the “Exchange”) is open for business. An investor in a Money Market Fund may add to or reduce its investment in a Money Market Fund on each day that the Exchange is open for business or when a Money Market Fund elects to remain open when the Exchange is closed but the Federal Reserve Bank of New York is open. The investor’s percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in a Fund as of such time on the following day the Exchange is open for trading or, for a Money Market Fund, the following day the Money Market Fund is open.

The Money Market Funds reserve the right to waive any investment minimum. With respect to Agency, Capital, Institutional Class and Premier Shares, examples of when, in the Money Market Funds’ discretion, exceptions to the minimum requirements may be made include, but are not limited to, the following: (1) accounts of a parent corporation and its wholly-owned subsidiaries may be aggregated together to meet the minimum requirement; (2) accounts held by an institutional investor in any of the Money Market Funds in JPMT I or JPMT II may be aggregated together to meet the minimum requirement; and (3) an institutional investor may be given a reasonable amount of time to reach the investment minimum for a class. For Agency, Institutional Class and Premier Shares, investors must purchase the Shares directly from the JPMorgan Funds through JPMDS to potentially be eligible. In each case, the investors must inform the JPMorgan Funds (or their Financial Intermediary in the case of Capital Shares) that they have accounts that they may be eligible for an exception to the investment minimum.

Exchange Privilege. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

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Shares of a Fund may only be exchanged into another Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days (more than one day for the Liquid Assets Money Market Fund) when:

(a)	trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

Redemption Fees. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of certain Funds identified as charging redemption fees in their Prospectuses and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC.

The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period.

Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective trust fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60 day holding period.

This 2% discount, referred to in the above listed Funds’ Prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit a Fund’s Adviser in any way. The above listed Funds reserve the right to modify the terms of or terminate this fee at any time.

The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund. Partial redemptions will still be subject to a redemption fee,

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6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “ fund of funds ” such as the Investor Funds or JPMorgan SmartRetirement Funds provided the “ fund of funds ” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. A Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee.

The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund (“free shares”) will be treated as redeemed first. After a Shareholder’s free shares have been used up, shares will be redeemed on a first-in, first-out basis.

Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund, JPMorgan Insurance Trust Balanced Portfolio, JPMorgan Diversified Fund, and JPMorgan SmartRetirement Fund Transactions. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan Insurance Trust Balanced Portfolio, JPMorgan Diversified Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan

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SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, and any future series designated as a JPMorgan SmartRetirement Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

Additional Information About Class B and Class C Shares. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares of the Funds (excluding Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Duration Bond Fund and the Treasury & Agency Fund, for which the applicable commission is 2.75%) and a commission of 1.00% of the offering price on sales of Class C Shares other than the Short Duration Bond Fund, the Short Term Municipal Bond Fund, and the Ultra Short Duration Bond Fund). The Distributor keeps the entire amount of any CDSC the investor pays.

If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period defined below.

Contingent Deferred Sales Charge*

Years Held	Shares Received After Reorganization
1	5%
2	4%
3	3%
4	3%
5	2%
6	1%
7	None
8	None
9	Convert to Class A shares

Class B Shares of the Funds (excluding the Money Market Funds) automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the applicable Prospectuses has elapsed since the date of purchase (the “CDSC Period”), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

Class B Shares of the Money Market Funds automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after the CDSC Period, together with the pro-rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes. If any exchanges of Class B Shares

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during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Morgan Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Morgan Shares than the number of Class B Shares converted.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to

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the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses. Dividends may differ between classes as a result of differences in distribution expenses or other class-specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the customer’s instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Board that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities shall generally be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM EST.

Securities of open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by a Board approved independent or affiliated third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will generally provide bid-side quotations.

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Certain fixed income securities, in accordance with the Funds’ pricing procedures, may be valued by Bear Stearns PricingDirect Inc. (“Bear Stearns”), an affiliate of the Funds’ Adviser. Bear Stearns provides these prices to other affiliated and non-affiliated entities for pricing purposes and the Funds are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The fixed income valuation prices provided by Bear Stearns to the Funds are the same prices that are provided to other affiliated and non-affiliated entities.

Emerging market debt securities, in accordance with the Funds’ pricing procedures, may be valued using market quotations provided by Emerging Markets Research, a pricing product supplied by JPMorgan Securities, Inc., an affiliate of the Funds’ Adviser. This product is supplied to other affiliated and non-affiliated entities for pricing purposes. All parties, including the Funds, are provided access to this product at no charge and the prices reflected are the same prices used to price the securities that comprise the JPMorgan Emerging Markets Bond Indices.

Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days.

Swaps shall generally be valued by a Board-approved independent or affiliated pricing service or at an evaluated price provided by a counterparty or third-party broker. Certain swaps, in accordance with the Funds’ pricing procedures, may be valued by JPMorgan Worldwide Securities Services Global Derivatives Services (“GDS”), a service offering within JPMorgan Chase Bank, N.A., an affiliate of the Funds’ Adviser or by Bear Stearns. These services are supplied to other affiliated and non-affiliated entities for pricing purposes and the Funds are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The swap valuation prices provided by GDS and Bear Stearns to the Funds are the same prices that are provided to other affiliated and non-affiliated entities. Futures, options and other derivatives are valued on the basis of available market quotations.

The Money Market Funds’ portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund’s dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund’s capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds.

With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

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DELAWARE TRUSTS

JPMT I and JPMT II. JPMT I and JPMT II were each formed as Delaware statutory trusts on November 12, 2004 pursuant to separate Declarations of Trust dated November 5, 2004. JPMT I assumed JPMMFS’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005, and JPMT II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. JPMT I’s and JPMT II’s Declarations of Trust each provides that shareholders of JPMT I and JPMT II shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMT I or JPMT II or any series or class thereof. In addition, the Declarations of Trust each provides that neither JPMT I or JPMT II, nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, Declarations of Trust for JPMT I and JPMT II each expressly provide that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declarations of Trust of JPMT I and JPMT II each provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declarations of Trust of JPMT I and JPMT II each also provide that JPMT I and JPMT II, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

JPMT I’s and JPMT II’s Declarations of Trust each provides that JPMT I and JPMT II will indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMT I or JPMT II, unless, as to liability to JPMT I or JPMT II or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declarations of Trust each provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

JPMT I and JPMT II shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

JPMT I is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by JPMT I of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by JPMT I or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

MASSACHUSETTS TRUSTS

JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are each organized as a Massachusetts business trust. Short Term Bond Fund II is a separate and distinct series of JPMMFG, and the Growth Advantage Fund is a separate and distinct series of JPMMFIT. Copies of the Declarations of Trust of each

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of JPMMFG and JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declarations of Trust and By-laws of JPMMFG and JPMMFIT are designed to make JPMMFG and JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG’s and JPMMFIT’s Declarations of Trust provide that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Boards of Trustees intend to conduct the operations of JPMMFG and JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

JPMMFG’s and JPMMIT’s Declarations of Trust each provides that JPMMFG and JPMMFIT will each indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG or JPMMFIT, unless, as to liability to JPMMFG or JPMMFIT or their shareholders, it is finally adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG or JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

JPMMFG and JPMMFIT shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

MARYLAND CORPORATION

JPMFMFG. JPMFMFG is a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that JPMFMFG will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with JPMFMFG to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

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DESCRIPTION OF SHARES

Shares of JPMT I and JPMT II. JPMT I and JPMT II are open-end, management investment companies organized as Delaware statutory trusts. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trusts.”

The Declarations of Trust of JPMT I and JPMT II each permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of JPMT I and JPMT II may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMT I or JPMT II, respectively. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMT I and JPMT II not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust of JPMT I and JPMT II.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI and JPMT II which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees of JPMT I and JPMT II may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMT I or JPMT II to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMT I or JPMT II’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U. S. or of a state, commonwealth, possession or territory of the U. S. , unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMT I or JPMT II to merge or consolidate with or into any one or more other series or classes of JPMT I or JPMT II, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMT I or JPMT II to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

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The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMT I or JPMT II’s governing instruments, including the Declarations of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, JPMT I’s and JPMT II’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of JPMT I or JPMT II, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as JPMT I or JPMT II shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

Shares of JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are open-end, management investment companies organized as a Massachusetts business trust. The Short Term Bond Fund II represents a separate series of shares of beneficial interest of JPMMFG and the Growth Advantage Fund represents a separate series of shares of beneficial interest of JPMMFIT. See “Massachusetts Trust.”

The Declarations of Trust of JPMMFG and JPMMFIT permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Trusts.” The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of the Funds are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG and JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It

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is the intention of JPMMFG and JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG and JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG and JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund’s shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG’s or JPMMFIT’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so

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declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG and JPMMFIT under certain circumstances, see “Purchases, Redemptions and Exchanges”.

Shares of JPMFMFG. The Articles of Incorporation of JPMFMFG permit the classes of JPMFMFG to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to JPMFMFG’s Articles of Incorporation, the Board may increase the number of shares that the classes of JPMFMFG are authorized to issue without the approval of the shareholders of each class of JPMFMFG. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

Each share of a series in JPMFMFG represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by JPMFMFG for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Under Maryland law, JPMFMFG is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMFMFG which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of JPMFMFG to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, as applicable) a complete, uncertified schedule of its portfolio holdings as of the prior business day for the Money Market Funds and as of the last day of that prior month for all other Funds.

The Funds’ publicly available uncertified , complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Fund’s Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures.

For a list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided and the length of the lag between the date of the information and the date it is disclosed, see “PORTFOLIO HOLDINGS DISCLOSURE” in Part I of this SAI.

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents,

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brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than the time period specified in the Prospectuses. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds’ website at www.jpmorganfunds.com.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Advisers and their affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional

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Shareholder Services, Inc. (“ISS”) in the U. S. , to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance , Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIA, JPMIM and SC-R&M also considers the cost of voting in light of the expected benefit of the vote.

•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change . The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•	The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•	The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they

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are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•	The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•	Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•	With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

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•	The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

HCM. The Board of Trustees has delegated to HCM proxy voting authority with respect to Highbridge Statistical Market Neutral Fund’s portfolio securities. HCM’s proxy voting policy is as follows (HCM being referred to as the ”Firm”):

Introduction/General Principles. The Firm exercises voting authority over Client proxies with one important consideration in mind: to ensure that the Firm votes proxies in the best interests of Clients. The Firm will make copies of these proxy voting policies and procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund. The Firm has engaged ISS to review and vote proxies on behalf of the Firm and its Clients. The Firm has instructed its prime brokers and custodians of Firm or Client securities to forward to ISS all proxies received in connection with securities of the Firm or its Clients held by such prime brokers or custodians. Firm personnel who receive a proxy statement will forward it to the Compliance Officer or her designee, who will forward it on to ISS. ISS is responsible for making sure proxies are voted in a timely manner. Any question with respect to voting in such situations should be referred to the Compliance Officer, or her designee. ISS determines how to vote proxies on behalf of the Firm and its Clients pursuant to predetermined guidelines and will post its proposed vote on its website. The firm has access to the ISS website and will be able to regularly review a record of the proxies and votes cast.

Voting by the Firm. The Head of Operations, together with the appropriate Portfolio Manager or Trader, may determine to vote a particular proxy in a manner differing from the proposed vote of ISS as displayed on the ISS website. Notice shall be given to the Compliance Officer, or her designee should the Head of Operations, together with the appropriate Portfolio Manager determine to vote a particular proxy in a manner different from the proposed vote of ISS. Neither the Compliance Officer nor the Head of Operations may alter an ISS proposed vote should the Portfolio Manager or the Firm have a material conflict of interest with the Client whose securities are the subject of the vote.

Resolving Conflicts of Interest. A material conflict of interest may arise if the Firm, the Portfolio Manager or a Supervised Person has a substantial business or personal relationship with the company that is the subject of the proxy or a proponent of a proxy proposal and the failure to vote in favor of management or the proponent could harm the Firm’s relationship with such persons. Should a Portfolio Manager or any other Supervised Person have a question as to whether a particular proxy vote would give rise to a material conflict of interest, the Portfolio Manager or Supervised Person should contact the Compliance Officer. The Compliance Officer will consult with the CFO, Head of Operations, Portfolio Managers and the other Firm personnel with knowledge of the potential conflict and determine whether a material conflict exists and resolve the conflict in the best interest of the Client. Material conflicts of interest between the Firm, its personnel and its Clients will be resolved as follows:

1. Where the conflict of interest is a conflict involving the Firm, the firm will abstain from changing the ISS vote determination on the website;

2. Where the conflict of interest is a personal conflict involving the Portfolio Manger, the Portfolio Manger will abstain from the voting decision, and the HCM Compliance Officer, after consultation with the HCM CFO, will determine whether to vote the proxy or allow ISS to vote the proxy.

Confirming Independence of ISS. The Firm has confirmed that ISS has the experience, capacity and competence to vote proxies. ISS has represented that it will not provide this service in connection with any proxy concerning a company for which it provides substantial services, or it otherwise has a relationship which would preclude it from making recommendations in an

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impartial manner and in the best interests of the Firm’s Clients. The Firm has no affiliation or material business, professional or other relationship with ISS. ISS has also undertaken to inform the Compliance Officer, or her designee, or any relationship it has or may have in the future with any company for which ISS proposes to provide proxy voting recommendations (including any compensation received or to be received from such company).

Recordkeeping. The Firm must retain copies of (i) its proxy voting policies and procedures and all amendments thereto; (ii) a list of the proxy statements received and forwarded to ISS regarding Client securities; (iii) records of votes cast by ISS and the Firm on behalf of Clients; (iv) records of Client requests for proxy voting information; (vii) any records relating to the qualifications of ISS and how it addresses material conflicts of interest; and (vii) records relating to how the Firm addressed material conflicts of interest. The information should be retained by the HCM’s Head of Operations and copies should be sent to the HCM’s Compliance Officer, or her designee.

In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

A Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) a Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in a Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by a Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by a Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of a Trust to particular Funds will be determined by the Board of Trustees of a Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of a Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in this SAI and the Prospectuses, the term “ majority of the outstanding voting securities ” of the Trust, a particular Fund or a particular class of a Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b ) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy . Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed

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approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.

Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

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APPENDIX A — DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1
Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2
Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3
Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or “-”	may be appended to a rating to denote relative status within major rating categories.
‘PIF’	denotes a security that is paid-in-full, matured, called, or refinanced.
‘NR’	indicates that Fitch Ratings does not rate the issuer or issue in question.
‘Withdrawn’
A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1
Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2
Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service (“DBRS”)

R-1	Prime Credit Quality
R-2	Adequate Credit Quality
R-3	Speculative
D	Default

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)
Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)
Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)
Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)
Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

D
A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (BFSRs) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

A
These banks possess superior intrinsic financial strength. Typically they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B
These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C
These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D
Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E
Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB
Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B
Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.
CCC
Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C
The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.
D
Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*:  Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA
HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

DBRS

Bond and Long-Term Debt Rating Scale

The DBRS long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D
A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa
Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa
These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Ba
Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.
Caa
Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.
C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group — with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Short-Term Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.
P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.
P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.
NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.
AA	Very Strong financial security characteristics, differing only slightly from those rated higher.
A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.
BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.
B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.
CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.
R
An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA
EXCEPTIONALLY STRONG. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA
VERY STRONG. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A
STRONG. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB
GOOD. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB
Moderately Weak. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B
Weak. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C
Very Weak. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D
Distressed. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

“+” or “-”
may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘CCC’ category.

Short-Term Insurer Financial Strength Ratings

A Fitch Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1
STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.
F3
MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.
C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.
D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.
MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.
SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.
SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
a
Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba
Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DBRS

Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high”

and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.

Pfd-1
Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2
Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3
Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4
Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5
Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”
A security rated D implies the issuer has either not met a scheduled dividend or principal payment or the issuer has made it clear it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)(1)              Certificate of Trust dated November 12, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(2)              Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(3)              Amendment No. 1 dated February 15, 2005 to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(4)              Amended Schedule B, dated June 11, 2008, to the Declaration of Trust dated November 5, 2004. Filed herewith.

(b)(1)                  Amended and Restated By-Laws dated November 15, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001782).

(c)	Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)              Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management Inc. (amended as of August 10, 2006). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(d)(2)             Form of Amended Schedule A to the Advisory Agreement (amended as of June 30, 2008). Filed herewith.

(d)(3)             Investment Sub-Advisory Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001047469-05-027197).

(d)(4)               Investment Sub-Advisory Agreement for the JPMorgan China Region Fund and the JPMorgan India Fund dated January 31, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(d)(5)              Investment Sub-Advisory Agreement for the JPMorgan Asia Equity Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 17, 2006 (Accession Number 0001145443-06-003457).

(e)(1)              Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(e)(2)              Amendment to the Distribution Agreement, including Schedule A, dated May 1, 2005. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(e)(3)              Form of Amended Schedule B to the Distribution Agreement, amended as of June 30, 2008. Filed herewith.

(e)(4)              Form of Amended Schedule C to the Distribution Agreement, amended as of June 30, 2008. Filed herewith.

(e)(5)             Form of Amended Schedule D to the Distribution Agreement, amended as of June 30, 2008. Filed herewith.

(e)(6)              Form of Schedule E to the Distribution Agreement, amended as of March 31, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 5, 2008 (Accession Number 0001145443-08-001857).

(e)(7)              Form of Amended Schedule F to the Distribution Agreement, amended as of June 30, 2008. Filed herewith.

(f)	Not applicable.

(g)(1)(a)             Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(g)(1)(b)             Amendment to Global Custody and Fund Accounting Agreement, dated May 1, 2006. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(g)(1)(c)              Amendment to Global Custody and Fund Accounting Agreement including Schedules C and D, dated as of September 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 27, 2007 (Accession Number 0001145443-07-003910).

Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(g)(1)(d)          Amendment to Global Custody and Fund Accounting Agreement including Schedules A and C, dated as of April 21, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 5, 2008 (Accession Number 0001145443-08-001604).

(g)(1)(e)          Form of Amended Schedule A to the Global Custody and Fund Accounting Agreement as of June 30, 2008. Filed herewith.

(g)(2)             Reserved.

(g)(3)             Reserved.

(g)(4)             Custody Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(5)(a)           Fund Accounting Services Agreement for the Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(5)(b)           Form of Amended Schedule C to the Fund Accounting Services Agreement for the Highbridge Statistical Market Neutral Fund dated as of September 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(g)(6)(a)             Global Custody and Fund Accounting Agreement, dated May 3, 2006, between JPMorgan Trust I on behalf of each of the JPMorgan SmartRetirement Funds, JPMorgan Funds Management, Inc., and JPMorgan Chase Bank, NA. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(g)(6)(b)            Amended Schedule A, dated February 15, 2007, to the Global Custody and Fund Accounting Agreement with respect to the JPMorgan SmartRetirement Funds. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(g)(6)(c)            Form of Amendment to the Global Custody and Fund Accounting Agreement with respect to the JPMorgan SmartRetirement Funds, including Schedules C and D, dated as of September 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(h)(1)(a)             Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(1)(b)             Amendment, including amended Schedule A, dated May 1, 2006, to the Administration Agreement. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(h)(1)(c)             Form of Amended Schedule B to the Administration Agreement (amended as of June 30, 2008). Filed herewith.

(h)(1)(d)(i)         Administration Agreement for JPMorgan SmartRetirement Funds, effective May 5, 2006, between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(h)(1)(d)(ii)         Amended Schedule A, dated February 15, 2007, to the Administration Agreement for JPMorgan SmartRetirement Funds. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(2)(a)              Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. (“BFDS”). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(2)(b)              Amendment as of January 31, 2007 to the Transfer Agency Agreement between JPMorgan Funds and BFDS dated February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2007 (Accession Number 0001145443-07-000493).

(h)(2)(c)               Form of Appendix A to the Transfer Agency Agreement (amended as of June 30, 2008). Filed herewith.

(h)(3)(a)              Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(3)(b)              Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of June 30, 2008). Filed herewith.

(h)(4)                   Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(h)(5)(a)              Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(5)(b)         Form of Fee Waiver Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(5)(c)         Fee Waiver Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(d)         Fee Waiver Agreement for the JPMorgan Intrepid Long/Short Fund and JPMorgan Strategic Small Cap Value Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(e)         Fee Waiver Agreement for the JPMorgan SmartRetirement Funds. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(f)          Fee Waiver Agreement for the R Class shares of the JPMorgan Trust I funds listed on Schedule A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(g)         Form of Fee Waiver Agreement for the C Class Shares of JPMorgan International Value Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006. (Accession Number 0001145443-06-002202).

(h)(5)(h)         Fee Waiver Agreement for the JPMorgan International Realty Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(i)         Form of Fee Waiver Agreement for the new Funds registered in Post-Effective Amendment No. 46. except JPMorgan Tax Aware Real Return SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 17, 2006 (Accession Number 0001145443-06-003457).

(h)(5)(j)         Form of Fee Waiver Agreement for the JPMorgan Tax Aware Real Return SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 17, 2006 (Accession Number 0001145443-06-003457).

(h)(5)(k)         Form of Fee Waiver Agreement for JPMorgan Bond Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Enhanced Income Fund, JPMorgan Strategic Income Fund, JPMorgan Real Return Fund, and JPMorgan Short Term Bond Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 20, 2006 (Accession Number 0001145443-06-003722).

(h)(5)(l)         Form of Fee Waiver Agreement for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2045 Fund, and JPMorgan SmartRetirement 2050 Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2007 (Accession Number 0001145443-07-000493).

(h)(5)(m)        Form of Fee Waiver Agreement for the Registrant’s 10-31 FYE (except Highbridge Statistical Market Neutral Fund). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 28, 2008 (Accession Number 0001145443-08-000489).

(h)(5)(n)        Form of Fee Waiver Agreement for the Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(h)(5)(o)        Form of Amendment to the Registrant’s Fee Waiver Agreements. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2007 (Accession Number 0001145443-07-000493).

(h)(5)(p)         Form of Fee Waiver Agreement with respect to the Tax Aware High Income Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 30, 2007 (Accession Number 0001145443-07-002815).

(h)(5)(q)         Form of Fee Waiver Agreement, dated July 1, 2007, for the Funds listed on Schedule A thereto. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 27, 2007 (Accession Number 0001145443-07-001921).

(h)(5)(r)         Form of Fee Waiver Agreement, dated July 1, 2008, for the Funds listed on Schedule A thereto. Filed herewith.

(h)(5)(s)         Form of Fee Waiver Agreement for the Funds listed on Schedule A thereto. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 16, 2007 (Accession Number 0001145443-07-002545).

(h)(5)(t)         Form of Fee Waiver Agreement for the JPMorgan International Value SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 16, 2007 (Accession Number 0001145443-07-002545).

(h)(5)(u)        Form of Fee Waiver Agreement for Funds listed on Schedule A thereto, dated November 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(5)(v)        Form of Fee Waiver Agreement for JPMorgan Emerging Economies Fund and JPMorgan Intrinsic Value Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 28, 2007 (Accession Number 0001145443-07-003711).

(h)(5)(w)        Form of Fee Waiver Agreement for JPMorgan International Markets Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(h)(5)(x)         Form of Fee Waiver Agreement for JPMorgan Tax Aware Real Return SMA Fund and JPMorgan International Value SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 28, 2008 (Accession Number 0001145443-08-000489).

(h)(5)(y)        Form of Fee Waiver Agreement for JPMorgan Total Return Fund and JPMorgan Strategic Income Opportunities Fund dated May 22, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001782).

(h)(6)             Indemnification Agreement. Incorporated herein by reference to the Registrant’s Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(h)(7)

Form of Trust Fund/SERV Agreement used by JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(8)

Form of Sub Transfer Agency Agreement between the Record keeper and the Registrant. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(9)

Form of Service Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(10)

Form of Mutual Fund Sales Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(11)

Form of Bilateral Networking agreement among Registrant, JPMorgan Distribution Services, Inc. and the Financial Intermediary. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(i)	Opinion and consent of counsel. Filed herewith.

(j)(1)	Consent of counsel. Filed herewith.

(j)(2)	Consent of independent registered public accounting firm for Money Market Funds. Filed herewith.

(j)(3)	Consent of independent registered public accounting firm for Tax Free Funds. Filed herewith.

(j)(4)	Consent of independent registered public accounting firm for Tax Aware High Income Fund. Filed herewith.

(j)(5)	Consent of independent registered public accounting firm for Income Funds. Filed herewith.

(k)	Not applicable.

(l)                   Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m)(1)            Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(m)(2)            Schedule B to the Combined Amended and Restated Distribution Plan, amended as of June 30, 2008. Filed herewith.

(n)(1)             Combined Amended and Restated Rule 18f-3 Multi-Class Plan, including Exhibits A, amended as of May 22, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 5, 2008 (Accession Number 0001145443-08-001857).

(n)(2)             Amended Exhibit B, amended June 30, 2008, to the Multi-Class Plan. Filed herewith.

(o)	Reserved.

(p)	Codes of Ethics.

(1) Code of Ethics of Trust. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(2) JPMIM Code of Ethics, effective February 1, 2005, revised September 18, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a)            Powers of Attorney for the Trustees. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001782).

(99)(b)           Power of Attorney for Patricia A, Maleski. Filed herewith.

(99)(c)            Power of Attorney for George C.W. Gatch. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001782).

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See “Management of the Trust” in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

See “Management of the Trust” in Part B. The business or other connections of each director and officer of JF International Management Inc. is currently listed in the investment advisor registration on Form ADV for JF International Management Inc. (File No. 801-41622) and is incorporated herein by reference.

See “Management of the Trust” in Part B. The business or other connections of each director and officer of Highbridge Capital Management, LLC is currently listed in the investment advisor registration on Form ADV for Highbridge Capital Management, LLC (File No. 801-64368) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2)               JPMorgan Distribution Services, Inc. is the principal underwriter of the Registrant’s shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43240. JPMorgan Distribution Services, Inc. acts as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Value Opportunities Fund Inc.

Undiscovered Managers Funds

JPMorgan Insurance Trust

(2)                  The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43240.

Name with Registrant	Positions and Offices With JPMorgan Distribution Services, Inc.	Positions
George C.W. Gatch	Director, President	President
Michael R. Machulski	Director, Vice President & Treasurer	None
Robert L. Young	Director, Vice President	Senior Vice President
David J. Thorp, Jr.	Vice President	None
James C. Berry	Vice President & Secretary	None
Nancy E. Fields	Vice President	Assistant Secretary
Jessica K. Ditullio	Assistant Secretary	Assistant Secretary
Anthony J. Horan	Assistant Secretary	None
Frank J. Drozek	Assistant Treasurer	None
Christopher J. Mohr	Assistant Treasurer	None

(c)	Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant’s investment adviser, at 245 Park Avenue, New York, NY 10167 (records relating to its functions as investment adviser).

J.P. Morgan Fund Distributors, Inc., the Registrant’s distributor (through February 18, 2005), 245 Park Avenue, New York, New York 10167 (records relating to its functions as distributor).

JPMorgan Distribution Services, Inc., the Registrant’s distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. at 270 Park Avenue, New York, NY 10017 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

JPMorgan Funds Management, Inc., the Registrant’s administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant’s transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant’s transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005 (effective February 19, 2005), (Minute Books).

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust I, certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio on the 27th day of June, 2008.

JPMORGAN TRUST I
By: George C.W. Gatch*
George C.W. Gatch President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on June 27, 2008.

Fergus Reid, III*	Marilyn McCoy*
Fergus Reid, III Trustee and Chairman	Marilyn McCoy Trustee

William J. Armstrong*	William G. Morton*
William J. Armstrong Trustee	William G. Morton Trustee

John F. Finn*	Robert A. Oden, Jr.*
John F. Finn Trustee	Robert A. Oden, Jr. Trustee

Matthew Goldstein*	Frederick W. Ruebeck*
Matthew Goldstein Trustee	Frederick W. Ruebeck. Trustee

Robert J. Higgins*	James J. Schonbachler*
Robert J. Higgins Trustee	James J. Schonbachler Trustee

Peter C. Marshall*	Leonard M. Spalding, Jr*
Peter C. Marshall Trustee	Leonard M. Spalding, Jr. Trustee

By Patricia A. Maleski*	By George C. W. Gatch
Patricia A. Maleski Principal Financial Officer	George C. W. Gatch President

*By /s/ Jessica K. Ditullio
Jessica K. Ditullio Attorney-in-fact

Exhibit Index

Exhibit No.	Description

(a)(4)	Amended Schedule B, dated June 11, 2008 to the Declaration of Trust

(d)(2)	Form of Amended Schedule A to the Advisory Agreement (amended as of June 30, 2008)

(e)(3)	Form of Amended Schedule B to the Distribution Agreement, amended as of June 30, 2008

(e)(4)	Form of Amended Schedule C to the Distribution Agreement, amended as of June 30, 2008

(e)(5)	Form of Amended Schedule D to the Distribution Agreement, amended as of June 30, 2008

(e)(7)	Form of Amended Schedule F to the Distribution Agreement, amended as of June 30, 2008

(g)(1)(e)	Form of Amended Schedule A to the Global Custody and Fund Accounting Agreement (amended as of June 30, 2008)

(h)(1)(c)	Form of Amended Schedule B to the Administration Agreement (amended as of June 30, 2008)

(h)(2)(c)	Form of Appendix A to the Transfer Agency Agreement (amended as of June 30, 2008)

(h)(3)(b)	Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of June 30, 2008)

(h)(5)(r)	Form of Fee Waiver Agreement dated July 1, 2008, for the Funds listed on Schedule A thereto

(i)	Opinion and Consent of counsel.

(j)(1)	Consent of counsel

(j)(2)	Consent of independent registered public accounting firm for Money Market Funds

(j)(3)	Consent of independent registered public accounting firm for Tax Free Funds

(j)(4)	Consent of independent registered public accounting firm for Tax Aware High Income Fund

(j)(5)	Consent of independent registered public accounting firm for Income Funds

(m)(2)	Schedule B to the Combined and Restated Distribution Plan (amended as of June 30, 2008)

(n)(2)	Amended Exhibit B to the Multi-Class Plan (amended as of June 30, 2008)

(99)(b)	Power of Attorney for Patricia A. Maleski